UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MONAKER GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 4, 2021

To the Stockholders of Monaker Group, Inc.:

We are pleased to provide you notice of, and to invite you to attend, a Special Meeting of the stockholders of Monaker Group, Inc., a Nevada corporation (“Monaker”, the “Company”, “we” and “us”), which will be held on April 7, 2021 at 9 a.m., eastern standard time (subject to postponement(s) or adjournment(s) thereof). The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mkgi (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, beginning on page 21. This is an important meeting that affects your investment in Monaker.

On July 23, 2020, we entered into (a) a Share Exchange Agreement (as amended from time to time, the “HotPlay exchange agreement”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay stockholders”); and (b) a Share Exchange with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion stockholders”) and certain debt holders holding debt of Axion (the “Axion creditors”), each dated as of July 21, 2020.

The HotPlay stockholders, pursuant to the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, have agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 52,000,000 shares of the Company’s restricted common stock (as adjusted for stock splits occurring prior to the closing of the HotPlay share exchange (the “closing” and the “HotPlay shares”).

On November 12, 2020, Monaker, Axion, the Axion stockholders and Axion creditors entered into an Amended and Restated Share Exchange Agreement (as amended and restated from time to time, the “Axion exchange agreement” and the transactions contemplated thereby, the “Axion share exchange”, and collectively with the HotPlay exchange agreement, the “exchange agreements” and the transactions contemplated therein, the “share exchanges”). Pursuant to the Axion exchange agreement which closed on November 16, 2020, (a) the Axion stockholders (including Cern One Limited (“Cern One”)), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of newly designated shares of Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company at the Special Meeting, into an aggregate of 7,417,700 shares of Monaker common stock; and (b) the Axion creditors exchanged debt of Axion in the aggregate amount of $7,657,024, for (i) 3,828,500 shares of newly designated shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company at the Special Meeting, on a one-for-one basis; and (ii) a warrant, granted to Cern One, to purchase 1,914,250 shares of the Company’s common stock (the “creditor warrants”), which is only exercisable upon the occurrence of certain events, including the approval of such issuance by the stockholders of the Company at the Special Meeting. The automatic issuance of shares of common stock of Monaker upon the conversion of the Series B Preferred Stock and Series C Preferred Stock, on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287) is defined herein as the “Axion preferred conversion.” The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

 i

Although the transactions contemplated by the Axion share exchange agreement have closed, the Company is required, under applicable rules of The NASDAQ Capital Market, to obtain stockholder approval for the issuance of shares of common stock issuable upon conversion of Series B Preferred Stock and Series C Preferred Stock and upon exercise of the creditor warrants, before such shares of common stock can be issued by the Company. Additionally, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

The HotPlay shares will total 52,000,000 shares of Monaker common stock, the Series B Preferred Stock is convertible into 7,417,700 shares of Monaker common stock, the Series C Preferred Stock will convert into 3,828,500 shares of common stock of the Company and the creditor warrants (subject to the vesting terms thereof) will be exercisable for 1,914,250 shares of common stock of the Company. The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, is subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Pursuant to the HotPlay exchange agreement, we agreed that, as a condition to closing, at closing, the Company’s board of directors would be comprised of nine members, four of which will be nominated by Red Anchor Trading Corporation, the largest HotPlay stockholder, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing, and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing (“Red Anchor”), and two of which will be nominated by the current board of directors of Monaker, of which one of the four members nominated by Red Anchor is required to be independent and one of the two of such members nominated by the current board of directors is required to be independent and Red Anchor and Monaker are required to mutually agree on a seventh, eighth and ninth director who will each be independent, unless otherwise agreed by the parties.

As such, effective as of the closing of the HotPlay share exchange, (i) the officers of the combined company are expected to include Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive Officer) and (2) Ms. Nithinan Boonyawattanapisut who will also become a member of the Company’s board of directors (a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing as discussed below)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company; and (ii) the combined company’s board directors will be comprised of nine members:

(1)	Mr. J. Todd Bonner (who is the Chairman and a director of HotPlay and the spouse of Ms. Boonyawattanapisut);

(2)	Ms. Boonyawattanapisut;

(3)	Mr. Athid Nanthawaroon (who is a director of HotPlay and the Chief Executive Officer and director of Tree Roots); and

(4)	Mr. Komson Kaewkham (who is a Senior Vice President with DTGO Corporation Limited),

who have been designated by Red Anchor and the Axion stockholders, and of whom Mr. Komson Kaewkham is anticipated to be ‘independent’;

(5)	Mr. Donald P. Monaco, the current Chairman of the Company; and
(6)	Mr. Kerby, the current Chief Executive Officer (who will become a Co-Chief Executive Officer following the closing),

who are both current members of the board of directors of Monaker (and were nominated by the board of directors), and of which Mr. Donald P. Monaco will be ‘independent’ under applicable NASDAQ rules; and

(7)	Mr. Simon Orange, a current member of the Board of the Company, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’;

(8)	Mr. Yoshihiro Obata, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’; and

(9)	Ms. Stacey Riddell, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’.

In the above discussion, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The NASDAQ Stock Market, or NASDAQ. The resignations from Monaker’s board of directors of each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, will be effective as of the effective time of the HotPlay share exchange. Biographical information for each of the newly appointed officers of the Company and members of the board of directors of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259. Following the HotPlay share exchange, the headquarters of Monaker will continue to be located in Weston, Florida.

Shares of Monaker common stock are currently listed on The NASDAQ Capital Market under the symbol “MKGI.” A required condition of closing the HotPlay exchange agreement is that Monaker must file an initial listing application with NASDAQ relating to the combined company, pursuant to NASDAQ’s “change of control” rules, which has been filed, but not approved, to date. After completion of the HotPlay share exchange, Monaker will be renamed “Nextplay Technologies, Inc.” and expects to trade on The NASDAQ Global Market or The NASDAQ Capital Market under the symbol “NXTP.” On February 26, 2021, the closing sale price of Monaker’s common stock was $2.90 per share.

As part of the Special Meeting, Monaker will be seeking the stockholder approvals necessary to complete the HotPlay share exchange and related matters and to approve the issuance of shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the creditor warrants, each of which securities were issued pursuant to the Axion exchange agreement which closed on November 16, 2020. At the Special Meeting, Monaker will ask its stockholders to, among other things:

1.                   Consider and vote upon a proposal to approve the issuance of shares of our common stock pursuant to the terms of the HotPlay exchange agreement, in an amount necessary to complete the HotPlay exchange, the HotPlay exchange agreement, and the other transactions contemplated by the HotPlay exchange agreement, a copy of which is attached as Annex A to the accompanying proxy statement (the “HotPlay share issuance proposal”).

2.                   Consider and vote upon a proposal to approve the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the creditor warrants, each previously issued pursuant to the terms of the Axion exchange agreement, and to ratify the Axion exchange agreement and the other transactions contemplated by the Axion exchange agreement, a copy of which Axion exchange agreement is attached as Annex B, a copy of which certificate of designation of the Series B Preferred Stock is attached as Annex C, a copy of which certificate of designation of the Series C Preferred Stock is attached as Annex D, and a copy of which creditor warrants are attached as Annex E, to the accompanying proxy statement (the “Axion share issuance proposal”).

3.                   Consider and vote upon a proposal to approve and authorize the board of directors of the Company to file a Certificate of Amendment to the Company’s Articles of Incorporation (the “name change amendment” and the “name change”), to effect a name change of the Company to “Nextplay Technologies, Inc.”, in the form attached as Annex G to the accompanying proxy statement (the “name change proposal”).

4.                   Consider and vote upon a proposal to authorize the board of directors of the Company to approve and file a Certificate of Amendment to the Company’s Articles of Incorporation (the “reverse split amendment”), to affect a reverse stock split of the Company’s outstanding common stock in a ratio of between and including one-for-one and one-for-five (the “reverse stock split”), in their sole discretion, as mutually agreed to between the Company and HotPlay, prior to the effectiveness of the HotPlay share exchange, in the form attached as Annex H to the accompanying proxy statement (the “reverse split proposal”).

5.                   Consider and vote upon a proposal to adopt our 2021 Equity Incentive Plan in the form attached as Annex I to the accompanying proxy statement and the material terms thereof (the “equity plan proposal”).

6.                   Consider and vote upon any proposal to authorize our board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting (the “adjournment proposal”).

After careful consideration, by unanimous approval of all directors participating in the vote, Monaker’s board of directors has determined that the HotPlay share exchange, and the issuance of the shares of common stock of Monaker upon conversion of the Series B Preferred Stock and Series C Preferred Stock and upon exercise of the creditor warrants, are fair to, and in the best interests of, Monaker and its stockholders, has approved the HotPlay share exchange, and the issuance of the shares of common stock of Monaker upon conversion of the Series B Preferred Stock and Series C Preferred Stock and upon exercise of the creditor warrants, the Axion share exchange, the issuance of shares of Monaker common stock to the HotPlay stockholders, Axion stockholders and Axion creditors, pursuant to the terms of the share exchange agreements, the preferred stock and creditor warrants, the change of control of Monaker, and the other actions contemplated by the share exchange agreements, and has determined to recommend that the Monaker stockholders vote to approve the same. Accordingly, the members of Monaker’s board of directors unanimously recommend that Monaker’s stockholders vote “FOR” Proposal Nos. 1 through 6, each as described above.

More information about Monaker, HotPlay, Axion and the proposed transactions is contained in the accompanying proxy statement. Monaker urges you to read the accompanying proxy statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 39.

We do not expect to transact any other business at the Special Meeting. Our board of directors has fixed the close of business on February 26, 2021 as the record date for determining those stockholders entitled to vote at the Special Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting. A complete list of our stockholders will be available for examination at our offices in Weston, Florida, during ordinary business hours for a period of 10 days prior to the Special Meeting.

We cordially invite you to attend the Special Meeting. However, to ensure your representation at the Special Meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card, or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign, and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominees, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, which is first being mailed to stockholders on or around March 5, 2021, is also available at https://www.iproxydirect.com/MKGI (please note this link is case sensitive). Stockholders may also request a copy of the proxy statement by contacting our main office at (954) 888-9779.

Even if you plan to attend the Special Meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend.

Monaker is excited about the opportunities the HotPlay exchange agreement and the previously completed Axion exchange agreement bring to its stockholders. Thank you for your consideration and continued support.

By Order of the Board of Directors

Donald P. Monaco

Chairman

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated March 4, 2021, and is first being mailed to Monaker stockholders on or about March 5, 2021.

 v

1560 Sawgrass Corporate Parkway, Suite 130
Sunrise, Florida 33323

March 4, 2021

NOTICE OF SPECIAL MEETING OF MONAKER STOCKHOLDERS
TO BE HELD ON APRIL 7, 2021

To the Stockholders of Monaker Group, Inc.:

Time:	9 am ET

Date:	April 7, 2021 (subject to postponement(s) or adjournment(s) thereof)

Place:	Virtually via live audio webcast at https://agm.issuerdirect.com/mkgi (please note this link is case sensitive)

Proposals:

1.	Consider and vote upon a proposal to approve the issuance of shares of our common stock pursuant to the terms of the HotPlay exchange agreement, in an amount necessary to complete the HotPlay exchange, the HotPlay exchange agreement and the other transactions contemplated by the HotPlay exchange agreement, a copy of which is attached as Annex A hereto (the “HotPlay share issuance proposal”).

2.	Consider and vote upon a proposal to approve the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the creditor warrant, each previously issued pursuant to the terms of the Axion exchange agreement, and to ratify the Axion exchange agreement and the other transactions contemplated by the Axion exchange agreement, a copy of which Axion exchange agreement is attached as Annex B, a copy of which certificate of designation of the Series B Preferred Stock is attached as Annex C, a copy of which certificate of designation of the Series C Preferred Stock is attached as Annex D, and a copy of which creditor warrants are attached as Annex E, hereto (the “Axion share issuance proposal”).

3.	Consider and vote upon a proposal to approve and authorize the board of directors of the Company to file a Certificate of Amendment to the Company’s Articles of Incorporation (the “name change amendment”), to affect a name change of the Company to “Nextplay Technologies, Inc.”, in the form attached as Annex G hereto (the “name change proposal”).

4.	Consider and vote upon a proposal to authorize the board of directors of the Company to approve and file a Certificate of Amendment to the Company’s Articles of Incorporation (the “reverse split amendment”), to affect a reverse stock split of the Company’s outstanding common stock in a ratio of between and including one-for-one and one-for-five (the “reverse stock split”), in their sole discretion, as mutually agreed to between the Company and HotPlay, prior to the effectiveness of the HotPlay Share Exchange, in the form attached as Annex H hereto (the “reverse split proposal”).

5.	Consider and vote upon a proposal to approve and adopt our 2021 Equity Incentive Plan in the form attached as Annex I hereto and the material terms thereof (the “equity plan proposal”).

6.	Consider and vote upon a proposal to consider and vote on any proposal to authorize our board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting (the “adjournment proposal”).

Record Date:	The board of directors has fixed the close of business on February 26, 2021, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of Monaker common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, Monaker had 18,765,839 shares of common stock outstanding and entitled to vote. The Company also had 10,000,000 outstanding shares of Series B Preferred Stock and 3,828,500 outstanding shares of Series C Preferred Stock, neither of which are eligible to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, Monaker requests that you please sign and return the enclosed proxy to ensure that your shares will be represented at the Special Meeting if you are unable to attend. You may change or revoke your proxy at any time before it is voted at the meeting.

THE MONAKER BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, MONAKER AND ITS STOCKHOLDERS AND HAS APPROVED EACH PROPOSAL. THE MONAKER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MONAKER STOCKHOLDERS VOTE “FOR” PROPOSAL NOS. 1 THROUGH 6.

By Order of the Monaker Board of Directors,

Donald P. Monaco Chairman Weston, Florida March 4, 2021

 x

Director Compensation Policy	192
Equity Compensation Plan Information	192
MATTERS BEING SUBMITTED TO A VOTE OF MONAKER STOCKHOLDERS	193
PROPOSAL NO. 1: APPROVAL OF THE HOTPLAY SHARE EXCHANGE AND THE ISSUANCE OF COMMON STOCK PURSUANT TO THE HOTPLAY EXCHANGE AGREEMENT	193
General	193
Vote Required	194
Recommendation of Monaker Board of Directors	194
PROPOSAL NO. 2: RATIFICATION OF THE AXION SHARE EXCHANGE AND APPROVAL OF THE SHARES OF COMMON STOCK UPON THE CONVERSION OF THE SERIES B SHARES AND SERIES C SHARES AND UPON EXERCISE OF THE CREDITOR WARRANTS	195
General	195
Vote Required	196
Recommendation of Monaker Board of Directors	196
PROPOSAL NO. 3: APPROVAL OF THE FILING OF ARTICLES OF AMENDMENT TO MONAKER’S ARTICLES OF INCORPORATION TO AFFECT A NAME CHANGE TO “NEXTPLAY TECHNOLOGIES, INC.”	196
General	196
Vote Required	197
Recommendation of Monaker Board of Directors	197
PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF MONAKER TO AFFECT A REVERSE STOCK SPLIT	197
General	197
Purpose of the Reverse Stock Split	198
Monaker Board of Directors Discretion to Implement the Reverse Stock Split	199
Effect of the Reverse Stock Split	199
Pro Forma Effects of a Range of Proposed Reverse Stock Splits	200
Fractional Shares	201
Effective Time of the Reverse Stock Split	201
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates	202
No Going-Private Transaction	202
Accounting Matters	202
Appraisal Rights	202
Certain Risks Associated with the Reverse Stock Split	203
Potential Anti-Takeover Effect	203
Federal Income Tax Consequences of the Reverse Stock Split	203
Tax Consequences of the Reverse Stock Split	204
Vote Required	204
Recommendation of Monaker Board of Directors	204
PROPOSAL NO. 5: APPROVAL AND ADOPTION OF THE 2021 EQUITY INCENTIVE STOCK PLAN AND THE MATERIAL TERMS THEREOF	205
General	205
Shares Available Under the 2021 Plan; Evergreen Provision	205
Administration	206
Eligibility	206
Option Terms	207
Terms of Restricted Stock Awards and Stock Awards	207
Terms of Performance Shares	208

PRINCIPAL STOCKHOLDERS OF MONAKER	293
PRINCIPAL STOCKHOLDERS OF HOTPLAY	295
PRINCIPAL STOCKHOLDERS OF COMBINED COMPANY	296
WHERE YOU CAN FIND MORE INFORMATION	298
INDEX TO FINANCIAL STATEMENTS	299

ANNEXES

ANNEX A	-

Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020; the First Amendment thereto dated October 23, 2020 and effective as of October 28, 2020; the Second Amendment thereto dated and effective November 12, 2020; and the Third Amendment thereto dated and effective January 6, 2021

ANNEX B	-

Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of November 12, 2020; and the First Amendment thereto dated and effective January 6, 2021

ANNEX C	-

Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on January 8, 2021

ANNEX D	-

Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020

ANNEX E	-	Common Stock Purchase Warrant dated November 16, 2020 (exercisable upon certain events for 1,914,250 shares of common stock and granted to Cern One Limited)

ANNEX F	-	Opinion of Lehrer Financial & Economic Advisory Services

ANNEX G	-	Form of Certificate of Amendment to the Company’s Articles of Incorporation to affect a name change of the Company to “Nextplay Technologies, Inc.”

ANNEX H	-

Form of Certificate of Amendment to the Company’s Articles of Incorporation to affect a reverse stock split of the Company’s outstanding common stock in a ratio of between and including one-for-one and one-for-five

ANNEX I	-	2021 Equity Incentive Plan of the Company

MONAKER GROUP, INC.
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

ABOUT THIS DOCUMENT

Monaker Group, Inc., which we refer to herein as the “Company,” “Monaker,” “we,” “our,” or “us,” is providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our Special Meeting of stockholders to be held at 9 am, eastern standard time, on April 7, 2021, or at any adjournment or postponement thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mkgi (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, beginning on page 21. This proxy statement and the enclosed proxy card will be mailed to each stockholder entitled to notice of, and to vote at, the Special Meeting commencing on or about March 5, 2021.

You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated March 4, 2021. You should not assume that the information contained in this proxy statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement to our stockholders will not create any implication to the contrary.

Except where specifically noted, the following information and all other information contained in this proxy statement does not give effect to the proposed reverse stock split described in Proposal No. 4, beginning on page 197 in this proxy statement.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

REFERENCES TO ADDITIONAL INFORMATION

You may also request a copy of this proxy statement from Issuer Direct Corporation, Monaker’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
(919) 481-4000, or 1-866-752-VOTE (8683)

For additional details about where you can find information about Monaker, please see the section entitled “Where You Can Find More Information” in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGES

Except where specifically noted, the following information and all other information contained in this proxy statement does not give effect to the proposed reverse stock split described in Proposal No. 4, beginning on page 197 of this proxy statement.

The following are some questions that you may have about the share exchanges, and the Special Meeting, and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all of the information that might be important to you with respect to the share exchanges or the Special Meeting.

In this proxy statement, unless the context otherwise requires:

●	“Adjournment proposal” refers to the proposal to adjourn the Monaker Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Monaker Special Meeting to approve the required proposals, or to ensure that any supplement or amendment to this proxy statement is timely provided to Monaker stockholders.

●	“Axion creditors” mean Red Anchor, Cern One, Nithinan Boonyawattanapisut, an individual, and J. Todd Bonner, an individual.

●	“Axion debt” means $7,657,024 in promissory notes issued by, or other debt owed by, Axion to the Axion creditors, which debt was acquired by Monaker pursuant to the Closing of the Axion exchange agreement, which closed on November 16, 2020.

●	“Axion exchange agreement” means the Amended and Restated Share Exchange Agreement dated November 12, 2020, by and among Monaker and the Axion stockholders and Axion creditors, as amended by the First Amendment thereto dated January 6, 2021, as it may be further amended from time to time in accordance with its terms, a copy of which is attached hereto as Annex B.

●	“Axion Monaker shares” means 7,417,700 shares of Monaker common stock.

●	“Axion preferred conversion” means the automatic issuance of shares of common stock of Monaker upon the conversion of the Series B Preferred Stock and Series C Preferred Stock, on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287).

●	“Axion share issuance proposal” refers to the proposal that Monaker stockholders ratify the Axion share exchange, approve the issuance of shares of Monaker common stock upon the conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon the exercise of the creditor warrants, and approve the other transactions contemplated by the Axion exchange agreement.

●	“Axion shares” refers to the common shares of Axion.

●	“Axion stockholders” means Uniq Ventures, Uniq Other Vendors (only prior to January 6, 2021, when the Axion share exchange was amended to remove Uniq Other Vendors as an Axion stockholder), Cern One, CC Asia Pacific Ventures Ltd., and Michael Bonner, an individual.

●	“Axion” means Axion Ventures, Inc., a British Columbia corporation.

●	“Cern One” means Cern One Limited, a British Virgin Islands limited liability company.

●	“Closing” means the closing of the transactions contemplated by the HotPlay exchange agreement.

●	“Code” refers to the Internal Revenue Code of 1986, as amended.

●	“Combined company board” refers to the board of directors of the combined company following the HotPlay exchange agreement.

●	“Combined company” refers to Monaker following the HotPlay exchange agreement, including in its capacity as the parent company of HotPlay.

●	“Commission” refers to the U.S. Securities and Exchange Commission.

●	“Creditor warrants” means warrants to purchase 1,914,250 shares of common stock of Monaker issued upon closing of the Axion share exchange, at an exercise price of $2.00 per share, which warrants were granted to Cern One in connection with the closing of the Axion exchange agreement on November 16, 2020.

●	“Debt shares” means the 3,828,500 shares of Monaker common stock issuable upon conversion of the Series C Preferred Stock issued to the Axion creditors at the closing of the Axion share exchange.

●	“Effective time” refers to the effective time of the HotPlay exchange agreement.

●	“Equity plan proposal” refers to the proposal for the Monaker stockholders to approve Monaker’s 2021 Equity Incentive Plan in the form attached as Annex I and the material terms thereof.

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

●	“Exchange agreements” means the HotPlay exchange agreement and Axion exchange agreement.

●	“FYE” means fiscal year-end.

●	“HotPlay exchange agreement” refers to the Share Exchange Agreement, dated as of July 23, 2020, by and among Monaker, HotPlay and the HotPlay stockholders, as amended by the first amendment thereto dated October 23, 2020, and entered into by the parties on October 28, 2020, the second amendment thereto dated November 12, 2020, the third amendment thereto dated January 6, 2021, and the fourth amendment thereto dated February 22, 2021, as it may be further amended from time to time in accordance with its terms, a copy of which is attached hereto as Annex A.

●	“HotPlay exchange ratio” means the ratio of shares of Monaker common stock issuable for each 1 outstanding share of HotPlay, which will equal the HotPlay Monaker shares divided by the total number of HotPlay shares outstanding at closing.

●	“HotPlay Monaker shares” means 52,000,000 shares of Monaker common stock, as adjusted for any reverse stock split effective after the date hereof.

●	“HotPlay share issuance proposal” refers to the proposal that Monaker stockholders approve the issuance of shares of Monaker common stock pursuant to the terms of the HotPlay exchange agreement, in an amount necessary to complete the HotPlay share exchange, the HotPlay share exchange, and the other transactions contemplated by the HotPlay exchange agreement.

●	“HotPlay shares” refers to the ordinary shares of HotPlay, $100 par value per share.

●	“HotPlay stockholder” refers to the stockholders of HotPlay who are party to the HotPlay exchange agreement.

●	“HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands corporation.

●	“HotPlay Thailand” means HotPlay (Thailand) Company Limited, a private company organized under the laws of Thailand.

●	“HotPlay Thailand acquisition” means (i) the acquisition by HotPlay of 49% of the issued and outstanding shares of Class A stock of HotPlay Thailand; and (ii) amendment of HotPlay Thailand’s organizational documents, with the result that after such transactions, HotPlay will hold (i) not less than 90% of the voting, and (ii) 95% of the economic and liquidation rights, associated with HotPlay Thailand through a preferred share structure and will therefore effectively ‘control’ HotPlay Thailand, which has been completed to date.

●	“HP Companies” mean HotPlay and HotPlay Thailand.

●	“Lehrer” refers to Lehrer Financial & Economic Advisory Services.

●	“Longroot” means Longroot, Inc., a Delaware corporation.

●	“Longroot Cayman” means Longroot Limited, a Cayman Islands company.

●	“Longroot Thailand” means Longroot Holding (Thailand) Company Limited, a limited company organized under the laws of Thailand.

●	“Monaker board” refers to the board of directors of Monaker.

●	“Monaker charter” means the Articles of Incorporation of Monaker as in effect as of the date of this proxy statement.

●	“Monaker common stock” refers to the common stock of Monaker, par value $0.00001 per share.

●	“Monaker stockholder” refers to one or more holders of Monaker common stock, as applicable.

●	“Monaker” refers to Monaker Group, Inc., a Nevada corporation.

●	“Name change” means the proposed change in Monaker’s name, pursuant to the name change proposal, and by filing the name change amendment to “Nextplay Technologies, Inc.”.

●	“Name change amendment” means a certificate of amendment to the Monaker charter to change the name of Monaker to “Nextplay Technologies, Inc.”, in the form of Annex G hereto.

●	“Name change proposal” refers to the proposal that Monaker stockholders approve the filing of the name change amendment with the Secretary of State of Nevada to affect a name change of Monaker to “Nextplay Technologies, Inc.”.

●	“NASDAQ” refers to The NASDAQ Capital Market.

●	“NextTrip” refers to NextTrip Group, LLC, a newly formed Florida limited liability, which is wholly-owned by Monaker.

●	“NRS” refers to Chapters 78 and 92A of the Nevada Revised Statutes of the State of Nevada, as amended.

●	“PRC” means the Peoples Republic of China.

●	“Proposals” means the HotPlay share issuance proposal, Axion share issuance proposal, name change proposal, reverse split proposal, equity plan proposal, and adjournment proposal.

●	“Red Anchor” means Red Anchor Trading Corporation, a British Virgin Island corporation.

●	“Required proposals” means the HotPlay share issuance proposal, name change proposal, and reverse split proposal, provided that in the event that the HotPlay share issuance proposal and name change proposal are approved by the stockholders at the Special Meeting, but the reverse split proposal isn’t, the Board may choose to approve a reverse stock split without stockholder approval pursuant to Nevada law, which would result in a pro-rata decrease in not only the Company’s issued and outstanding shares of common stock, but also the Company’s authorized shares of common stock and provided further that in the event the board of directors determines that no reverse stock split is required, the approval of the reverse stock proposal will not be a condition to the closing.

●	“Reverse split amendment” means the amendment of the Monaker charter to affect a reverse stock split of between and including one-for-one and one-for-five, in the discretion of the board of directors of Monaker, in the form of Annex H hereto.

●	“Reverse split proposal” means the proposal for the Monaker stockholders to authorize the board of directors of Monaker to approve the reverse stock split, prior to the effectiveness of the HotPlay share exchange.

●	“Reverse stock split” means a reverse stock split of Monaker’s outstanding common stock in a ratio of between and including one-for-one and one-for-five, as mutually agreed to between Monaker and HotPlay, to be approved by the board of directors of Monaker, in their sole discretion.

●	“SEC” refers to the U.S. Securities and Exchange Commission.

●	“Securities Act” refers to the Securities Act of 1933, as amended.

●	“Series B Preferred Stock” means the Series B Convertible Preferred Stock of Monaker which has those rights and preferences set forth in the Amended and Restated Certificate of Designations of the Series B Convertible Preferred Stock filed by Monaker with the Secretary of State of Nevada on January 8, 2021.

●	Series B Shares” means the 10,000,000 shares of Series B Preferred Stock issued to the Axion stockholders upon the closing of the Axion exchange agreement on November 16, 2020.

●	“Series C Preferred Stock” the Series C Convertible Preferred Stock of Monaker which has those rights and preferences set forth in the Certificate of Designations of the Series C Convertible Preferred Stock filed by Monaker with the Secretary of State of Nevada on November 13, 2020.

●	“Series C Shares” means the 3,828,500 shares of Series C Preferred Stock issued to the Axion stockholders upon the closing of the Axion exchange agreement on November 16, 2020.

●	“Share exchanges” refers to the exchange of 100% of the outstanding shares of HotPlay for shares of Monaker common stock pursuant to the HotPlay exchange agreement (which transaction is subject to approval by the stockholders of Monaker at the Special Meeting) and the exchange of 33.85% of the outstanding shares of Axion for shares of Monaker’s Series B Preferred Stock and Series C Preferred Stock, and the creditor warrants (which transaction (other than the acquisition of the Axion shares, which is still pending) closed on November 16, 2020), each on the terms and subject to the conditions of the exchange agreements.

●	“Special Meeting” refers to the Special Meeting of Monaker stockholders to consider and vote upon the proposals, and related matters, including any adjournments or postponements thereof.

●	“THB” means Thai baht’s, the official currency of Thailand.

●	“T&B” means T&B Media Global (Thailand) Company Limited, one of the HotPlay stockholders.

●	“Tree Roots” means Tree Roots Entertainment Group Co., Ltd., a Thailand corporation.

The following section provides answers to frequently asked questions about the share exchanges. This section, however, provides only summary information. Please refer to the more detailed information contained elsewhere in this proxy statement and the annexes to and the documents referred to or incorporated by references in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement because you have been identified as a stockholder of Monaker as of the record date for the Special Meeting of stockholders, or the Special Meeting. You are being asked to vote at the Special Meeting to approve, among other things, the issuance of shares of Monaker common stock as contemplated by the share exchange agreements. This document serves as a proxy statement of Monaker used to solicit proxies for the Special Meeting.

Q:	What are the share exchanges?

A:	On July 23, 2020, we entered into (a) a Share Exchange Agreement (as amended from time to time, the “HotPlay exchange agreement”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay stockholders”); and (b) a Share Exchange Agreement with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion stockholders”) and certain debt holders holding debt of Axion (the “Axion creditors”), each dated as of July 21, 2020.

On October 28, 2020, the Company, HotPlay, and the HotPlay stockholders entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020 (the “First HotPlay amendment”), which amended the HotPlay exchange agreement to: (a) extend the date the transactions contemplated by the HotPlay exchange agreement were required to be completed by from October 30, 2020, to November 30, 2020; (b) extend the date by which HotPlay was required to acquire (a) 49% of the Class A shares of the capital stock of HotPlay (Thailand) Company Limited, a private company organized under the laws of Thailand (“HotPlay Thailand”); and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HotPlay Thailand through a preferred share structure, to November 15, 2020 (previously such date was 30 days after the parties’ entered into the HotPlay exchange agreement), which acquisition has occurred to date; and (c) amend the terms of those certain convertible promissory notes issued by Monaker to HotPlay in consideration for an aggregate of $2,000,000 of advances received from HotPlay, to allow HotPlay until November 15, 2020, to deliver the required audited and interim financial statements in the form required by the SEC, in connection with this proxy statement.

Also, on October 28, 2020, the Company, the Axion stockholders, and Axion creditors entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020 (the “First Axion amendment”), which amended the Axion exchange agreement to extend the date the transactions contemplated by the Axion exchange agreement were required to be completed by from October 30, 2020, to November 30, 2020.

On November 16, 2020, the Company, HotPlay and the HotPlay stockholders entered into a Second Amendment to Share Exchange Agreement (the “Second HotPlay amendment”), which amended the HotPlay exchange agreement to:

●     Update the percentage ownership which the HotPlay stockholders will receive upon closing of the HotPlay exchange agreement to 67.87% (compared to 67.8% pursuant to the previous terms of the Axion exchange agreement, with such increase the result of the decrease in the percentage of the post-closing company to be held by the Axion stockholders following the closing of the HotPlay exchange agreement, as discussed below);

●     Extend the date by which the HotPlay exchange agreement is required to be completed until December 31, 2020 (from November 30, 2020);

●     Remove the requirement previously set forth in the HotPlay exchange agreement that the Axion exchange agreement had to close contemporaneously with the HotPlay exchange agreement; and

●     Make various other conforming changes to the HotPlay exchange agreement in connection with the amended and restated Axion exchange agreement discussed below.

Also on November 16, 2020, the Company, the Axion stockholders and the Axion creditors entered into an Amended and Restated Share Exchange Agreement (as amended from time to time, the “Axion exchange agreement”, and the transactions contemplated thereby, the “Axion share exchange”, and collectively with the HotPlay exchange agreement, the “exchange agreements” and the transactions contemplated therein, the “share exchanges”), which amended and restated the original July 23, 2020 Axion exchange agreement to:

●     Update the percentage of Axion being exchanged by such Axion stockholders to 33.85% of Axion (previously such percentage was 33.9% of Axion), by reducing the number of common shares of Axion being exchanged by 100,000 shares, to 71,993,358 common shares (the “Axion shares”)), and reduce the amount of Axion debt being exchanged by the Axion creditors by $100,000, to a total of $ 7,657,024 of debt (the “Axion debt”);

●     Remove the prior requirements and concepts from the Axion exchange agreement which required the Company to issue shares of common stock in exchange for the Axion shares and Axion debt, and instead provide for such Axion shares to be exchanged for 10,000,000 shares of Series B Preferred Stock, which were (prior to the amendment described below) automatically convertible into that number of shares of common stock of the Company as equals (a) 14.68%; multiplied by, the post-closing capitalization, rounded up to the nearest thousandths place, less (b) the number of shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock (defined below) and the exercise of the creditor warrants, on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287)(the “Series B Shares”) and to exchange such Axion debt for 3,828,500 shares of Series C Preferred Stock, which are automatically convertible into common shares on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288)  on a one-for-one basis (the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and to similarly remove the requirement from the Axion exchange agreement that the Company receive stockholder approval for the issuance of the shares of common stock which were to be issued to the Axion stockholders and Axion creditors at the closing of the transactions contemplated by the Axion exchange agreement, and instead require the Company to obtain stockholder approval for the issuance of the shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the warrant to purchase 1,914,250 shares of common stock of the Company which the Company granted to Cern One upon closing of the Axion exchange agreement, after issuance of such securities;

●     Remove the requirement that the HotPlay exchange agreement had to close simultaneously with the Axion exchange agreement; and

●     Make various other conforming changes to the Axion exchange agreement in connection with the amendments discussed above, and in connection with a closing of such agreement prior to the date of stockholder approval.

The transactions contemplated by the Axion exchange agreement, including the acquisition by the Company of the Axion shares and Axion debt, and the issuance by the Company of the Series B Shares and Series C Shares, to the Axion stockholders and Axion creditors, and the grant of the creditor warrants, closed on November 16, 2020, at which time the Company obtained 33.85% ownership of Axion and all rights to the Axion debt. Although such Series B Shares, Series C Shares and creditor warrants were issued and granted on such November 16, 2020 closing date, such Series B Shares and Series C Shares are not convertible into common stock of the Company, and such creditor warrants are not exercisable for shares of common stock of the Company, until such time, if ever, as the issuance of such shares of common stock have been approved by the stockholders of the Company pursuant to the rules and requirements of NASDAQ, as discussed in greater detail under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287 and “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288. Additionally, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

On January 6, 2021, the Company, HotPlay and the HotPlay stockholders entered into a Third Amendment to Share Exchange Agreement (the “Third HotPlay amendment”), which amended the HotPlay exchange agreement to:

●     Fix the number of shares of Monaker common stock issuable to the HotPlay stockholders at the closing at 52,000,000 shares of common stock;

●     Extend the date by which the HotPlay exchange agreement was required to be completed until February 28, 2021 (from December 31, 2020);

●     Allow Monaker the ability to issue (a) shares of common stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company and (b) securities issued upon the exercise or exchange of or conversion of any securities outstanding on the date of the agreement, without the prior consent of HotPlay or the HotPlay stockholders and further allow for additional securities of Monaker to be issued prior to closing with the approval of HotPlay or Red Anchor;

●     Provide for HotPlay and the HotPlay stockholders to approve all transactions of Monaker which were disclosed in its Securities and Exchange Commission filings from the date of the original HotPlay exchange agreement, through the date of the Third HotPlay amendment;

●     Provide for there to be eight members of the board of directors at closing, with four appointed by HotPlay, two appointed by Monaker, and two (now three pursuant to the agreement of the parties) appointed mutually by Monaker and HotPlay; and

●     Allow for Monaker to enter into agreements and take actions outside of the ordinary course of business through the closing date with the prior consent of HotPlay.

On January 6, 2021, the Company, the Axion stockholders and the Axion creditors entered into a First Amendment to the Amended and Restated Share Exchange Agreement, which amended the Amended and Restated Share Exchange entered into between the Company, the Axion stockholders and the Axion creditors, to:

●    correct certain errors originally included in the Amended and Restated Share Exchange Agreement, regarding the ownership of certain shares of Axion which were exchanged by the Axion stockholders party thereto, and to correct the allocation of the shares of Series B Preferred Stock issuable to certain of the Axion stockholders in connection therewith;

●    provide for the assignment of various shares of Series B Preferred Stock between certain of the Axion stockholders to correct the allocations of the Series B Preferred Stock between such stockholders, based on the pro rata issuance of such shares in exchange for the shares of Axion held by such Axion stockholders on the effective date of such Amended and Restated Share Exchange Agreement;

●    remove Uniq Other Vendors as a Axion stockholder (and Series B Preferred Stock holder), from such Amended and Restated Share Exchange Agreement;

●    allow for the parties to mutually determine to not transfer record ownership of the shares of Axion which the Company acquired pursuant to the Amended and Restated Share Exchange Agreement to the Company and that the parties can instead enter into an agreement providing the Company voting and economic rights to such shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such shares; and

●    agree to the amendment and restatement of the Series B Preferred Stock of the Company as discussed below.

Also on January 6, 2021, stockholders holding a majority of the outstanding shares of Series B Preferred Stock of the Company approved an amendment and restatement of the designation of the Series B Preferred Stock, which was previously approved by the board of directors of the Company on December 14, 2020, and which amended and restated designation was filed with the Secretary of State of Nevada on January 8, 2021, which amended the Series B Preferred Stock to fix the number of shares of common stock issuable upon conversion of the Series B Preferred Stock at 7,417,700 shares of Monaker common stock.

Finally, on February 22, 2021, Monaker, HotPlay and the HotPlay stockholders, entered into a Fourth Amendment to Share Exchange Agreement, amending the HotPlay exchange agreement to:

●    Reallocate the shares of Monaker common stock issuable upon closing of the HotPlay share exchange, to take into account additional issuances of HotPlay shares and additional capital contributions made by certain HotPlay stockholders;

●    Extend the date by which the HotPlay exchange agreement is required to be completed until April 30, 2021 (from February 28, 2021), provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing;

●    Provide for HotPlay and the HotPlay stockholders to approve all transactions of Monaker which were disclosed in its SEC filings from the date of the original HotPlay exchange agreement, through the date of the amendment;

●    Provide for there to be nine members of the board of directors at closing, with four appointed by HotPlay, two appointed by Monaker, and three appointed mutually by Monaker and HotPlay, provided that the parties may increase such number of directors with mutual approval prior to closing;

●    Include confirmations by each HotPlay stockholder of their ‘accredited investor’ status, among other things; and

●    Allow for subsequent transfers of shares of HotPlay between the HotPlay stockholders prior to closing, and/or re-allocations of the Monaker shares issuable to the HotPlay stockholders at the closing, but not to allow for any other persons becoming stockholders of HotPlay, and provide for Red Anchor to deliver a final schedule of HotPlay stockholders prior to closing, which will determine the final allocation of shares of Monaker common stock issuable to each HotPlay stockholder at the closing (which allocation will not result in more than 52,000,000 shares of Monaker common stock being issuable to the HotPlay stockholders at closing).

The HotPlay stockholders, pursuant to the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, have agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 52,000,000 shares of the Company’s restricted common stock (as adjusted for stock splits occurring prior to the closing).

Pursuant to the Axion exchange agreement, the Axion stockholders (including Cern One Limited (“Cern One”)), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion; and (b) Red Anchor (also party to the HotPlay exchange agreement), Cern One and certain other creditors of Axion, exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors, with the Company, in consideration for the Series B Shares and Series C Shares and the creditor warrants which are grantable to Cern One. Specifically, the Axion creditors received one share of Series C Preferred Stock for each $2.00 of debt exchanged and Cern One received a warrant to purchase that number of shares of Company common stock as approximately equals the total of all debt exchanged, divided by four. The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

The following table summarizes the number of shares of Monaker common stock that would be issued as a result of the closing and the Axion preferred conversion based on the current number of shares of Monaker common stock outstanding, and assuming that no additional shares of Monaker common stock are issued prior to the closing. The below table does not take into account the effects of the proposed Monaker reverse stock split discussed under Proposal 4 beginning on page 197. The below is provided for information purposes only and the number of shares of Monaker common stock outstanding at closing, and the actual percentages at closing may be materially different than as set forth below based on the actual number of shares of Monaker common stock outstanding at the closing and/or other convertible securities of Monaker issued prior to the closing:

Post-Closing Outstanding and Voting Shares*
Monaker Outstanding (1)	18,765,839	22.9%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	9.0%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.7%
Issuable to the HotPlay stockholders	52,000,000	63.4%
Total Outstanding Post-Closing	82,012,039	100.0%

Post-Closing Capitalization*(2)
Monaker Outstanding (1)	18,765,839	22.4%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.8%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.6%
Issuable to the HotPlay stockholders	52,000,000	62.0%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Total Post-Closing Capitalization	83,926,289	100.0%

Post-Closing Fully-Diluted Shares*(3)
Monaker Outstanding (1)	18,765,839	22.1%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.7%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.5%
Issuable to the HotPlay stockholders	52,000,000	61.1%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Issuable upon exercise of outstanding Monaker warrants other than the creditor warrants	1,131,671	1.3%
Total Post-Closing Fully-Diluted Shares	85,057,960	100.0%

* Without taking into account the proposed reverse stock split. Percentages may not total due to rounding.

(1) Based on the current outstanding shares of common stock of Monaker.

(2) Includes shares issuable upon exercise of the creditor warrants (which are subject to vesting), but not any of Monaker’s other outstanding warrants.

(3) Does not include shares issuable in lieu of cash payments due pursuant to the Longroot, Inc. acquisition completed in November 2020 (of which up to 150,000 shares may be issued at the option of the seller of Longroot, Inc.).

A requirement of the closing of the HotPlay exchange agreement is that Monaker change its corporate name to “Nextplay Technologies, Inc.” and that Monaker re-qualify for initial listing on the NASDAQ Capital Market on the effective date, which we anticipate will require that Monaker complete a reverse stock split of Monaker’s outstanding common stock.

For a more complete description of what the HotPlay stockholders will receive upon the closing of the HotPlay exchange agreement and the shares of common stock which will be issued upon the conversion of the Series B Shares and Series C Shares, upon the approval of the proposals set forth herein and the closing of the HotPlay exchange agreement, please see the sections entitled “The HotPlay Share Exchange Agreement—Exchange Consideration” beginning on page 144 and “The Axion Share Exchange Agreement—Exchange Consideration” beginning on page 163, respectively.

Q:	What will happen to Monaker if, for any reason, the HotPlay share exchange does not close or the shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock and upon exercise of the creditor warrants are not approved by stockholders at the Special Meeting?

A:	If, for any reason, the HotPlay share exchange does not close, the Monaker board of directors may elect to, among other things, attempt to complete another strategic transaction like the HotPlay share exchange, attempt to sell or otherwise dispose of the various assets of Monaker or continue to operate the business of Monaker. If Monaker decides to dissolve and liquidate its assets, Monaker would be required to pay all of its debts and contractual obligations and to set aside certain reserves for potential future claims, and there can be no assurances as to the amount or timing of available cash left to distribute to stockholders after paying the debts and other obligations of Monaker and setting aside funds for reserves in the event of such a liquidation.

If Monaker were to continue its business, it would need to raise substantial additional capital to support the on-going operation and increased market penetration of its products including the development of national advertising relationships, increases in operating costs resulting from additional staff and office space until such time as it can generate revenues sufficient to support itself. We believe that in the aggregate, we could require several millions of dollars to support and expand the marketing and development of our travel products, repay debt obligations, provide capital expenditures for additional equipment and development costs, payment obligations, office space and systems for managing the business, and cover other operating costs until our planned revenue streams from travel products are fully-implemented and begin to offset our operating costs. Our failure to obtain additional capital to finance our working capital needs on acceptable terms, or at all, will negatively impact our business, financial condition and liquidity.

Separately, if Monaker does not receive stockholder approval for the issuance of the shares of Monaker common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock issued to the Axion stockholders and Axion creditors upon the closing of the Axion exchange agreement and upon exercise of the creditor warrants granted to Cern One upon the closing of the Axion exchange agreement, such securities will not be convertible or exercisable. If that were to occur Monaker would likely hold another special or annual meeting of stockholders to again request approval for such conversions/exercise; provided that until approved by stockholders such Series B Preferred Stock and Series C Preferred Stock, which have a liquidation preference of $9,272,121 and $7,657,040, respectively, will remain outstanding, and will, upon any liquidation of Monaker, reduce pro-rata, the amount of any consideration that the common stock stockholders of Monaker would receive upon liquidation of Monaker.

Q:	Why is Monaker proposing to complete the HotPlay share exchange and why did Monaker complete the Axion share exchange?

A: HotPlay and Monaker believe that the HotPlay share exchange will create a unique technology company focused on the leisure marketplaces of gaming and travel.  At the closing of the HotPlay share exchange, Monaker plans to increase its technology capabilities by integrating HotPlay’s AdTech, Artificial Intelligence (AI), and Blockchain solutions. The result of the transaction is anticipated to be a diverse, innovative technology company focused on engaging products in the video gaming and travel verticals.

HotPlay has developed a next generation in-game advertising (IGA) solution that harmonizes engagement between businesses and video gamers. HotPlay helps brands drive online traffic to offline stores through coupon redemption. The HotPlay ad platform monetizes and supports the video game industry by creating an additional revenue stream for game developers without compromising on the integrity of their game. The HotPlay solution offers conversion funnel tracking tools and other real time business integration insights to help brands better understand target audiences.

HotPlay’s IGA is growing its customer base. On September 11, 2020, Atari®, one of the world’s most iconic consumer brands and entertainment producers, announced a partnership with HotPlay and its in-game advertising platform.

HotPlay is an important component of Monaker’s strategy. The closing of the HotPlay share exchange will bring access to technologies including AI and Geo-positioning capabilities that will enhance Monaker’s travel products. Furthermore, the acquisition is anticipated to bring improved market perception, an improved balance sheet, more diversified revenue stream(s), and a cash infusion to accelerate the combined company’s product builds and rollouts.

Monaker completed the Axion share exchange and acquired a 33.85% equity stake in Axion, on November 16, 2020. Axion is the majority owner of Axion Games and True Axion Games. Additionally, as part of the transaction, Monaker has been assigned ownership of an aggregate of approximately US$7.6 million in debt owed by Axion which has been called, is past due and now owed to Monaker.

Axion Games, founded in 2006 and formerly known as Epic Games China, is an independent AAA game development studio and game publisher. Axion Games creates high production value game content developed by a creative team that has been responsible for many top-selling games, including several blockbuster AAA titles. Axion also owns the majority stake in True Axion Interactive Company Ltd., a Bangkok, Thailand, based video game development company co-founded with True Corporation. Axion also maintains holdings in other innovative technology companies.

Through the acquisition of the 33.85% ownership in Axion and the planned acquisition of HotPlay, Monaker plans to transform from being a company that was only focused in the business-to-business (B2B) travel technology space into a broad technology enterprise leveraging video gaming, in-game digital advertising and travel booking platforms to engage consumers for the benefit of major brands and travel providers.

For a discussion of Monaker’s reasons for the HotPlay share exchange and Axion share exchange, please see the sections entitled “The Share Exchanges—Background of the Share Exchanges” beginning on page 110 and “The Share Exchanges—Reasons for the Share Exchanges” beginning on page 123.

Q:	How much cash will Monaker have at the closing of the HotPlay share exchange?

A:	It is a closing condition of the HotPlay exchange agreement that HotPlay have at least $15 million of cash on hand, less advances and loans made by HotPlay through the date of closing, which currently total $3.0 million, as discussed in greater detail below “Agreements Related to the HotPlay Share Exchange—HotPlay Convertible Notes”, beginning on page 168, at the closing of the HotPlay share exchange. The actual amount of net cash will depend mostly on the timing of the closing and the aggregate amount of HotPlay advances prior to closing.

Q:	What is required to complete the HotPlay share exchange?

A:	To complete the HotPlay share exchange, Monaker stockholders must approve the issuance of Monaker common stock to the HotPlay stockholders by virtue of the HotPlay share exchange as contemplated by the exchange agreements, the name change amendment and the reverse split amendment, provided that in the event that the HotPlay share issuance proposal and name change proposal are approved by the stockholders at the Special Meeting, but that the reverse split proposal isn’t, the Board may choose to approve a reverse stock split without stockholder approval pursuant to Nevada law, which would result in a pro-rata decrease in not only the Company’s issued and outstanding shares of common stock, but also the Company’s authorized shares of common stock and provided further that in the event the board of directors determines that no reverse stock split is required, the approval of the reverse stock proposal will not be a condition to the closing.

The approval of the HotPlay exchange agreement and the issuance of shares of Monaker common stock in connection therewith requires the affirmative vote of a majority of the votes cast on the HotPlay share issuance proposal, at the Special Meeting. The approval of the reverse stock split requires the affirmative vote of the holders of a majority of the outstanding shares of Monaker common stock entitled to vote on the record date for the Special Meeting. The approval of the reverse stock split is required in order to maintain the listing of Monaker common stock on The NASDAQ Capital Market. Similar to the reverse stock split, the name change amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Monaker common stock entitled to vote on the record date for the Special Meeting.

As such, even if the requisite number of stockholders of Monaker approve the HotPlay exchange agreement and the issuance of shares of Monaker common stock but do not approve the reverse stock split or the name change proposal, the HotPlay share exchange will not be completed, provided that in the event that the HotPlay share issuance proposal and name change proposal are approved by the stockholders at the Special Meeting, but the reverse split proposal isn’t, the Board may choose to approve a reverse stock split without stockholder approval pursuant to Nevada law, which would result in a pro-rata decrease in not only the Company’s issued and outstanding shares of common stock, but also the Company’s authorized shares of common stock and provided further that in the event the board of directors determines that no reverse stock split is required, the approval of the reverse stock proposal will not be a condition to the closing.

In addition to the requirement of obtaining such stockholder approvals, each of the other closing conditions set forth in the HotPlay share exchange must be satisfied or waived.

For a more complete description of the closing conditions under the HotPlay share exchange, you are urged to read the section entitled “The HotPlay Exchange Agreement—Conditions to Completion of the Share Exchange” beginning on page 156 of this proxy statement.

Q:	Are there any federal or state regulatory requirements that must be complied with or federal or state regulatory approvals or clearances that must be obtained in connection with the share exchanges?

A: Monaker, HotPlay, the HotPlay stockholders, the Axion stockholders and Axion creditors are not required to make any filings or obtain any approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the share exchanges, except that, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred. In the United States, Monaker must comply with applicable federal and state securities laws and The NASDAQ Stock Market’s rules and regulations in connection with the issuance of the shares in connection with the share exchanges, including the filing with the SEC, of this proxy statement. Monaker has filed an initial listing application with The NASDAQ Capital Market pursuant to The NASDAQ Stock Market’s “change of control” rules. If such application is accepted, Monaker anticipates that Monaker’s common stock will continue to be listed on The NASDAQ Capital Market following the closing of the HotPlay share exchange under the trading symbol “NXTP.”

Q:	Will holders of Monaker common shares issued pursuant to the share exchanges be able to trade those shares?

A:	The shares of Monaker common stock issued as consideration upon the closing of the HotPlay share exchange and upon conversion of the Series B Shares and Series C Shares, at the closing of the HotPlay share exchange, will be issued in transactions exempt from registration under the Securities Act of 1933 as amended, or the Securities Act, in reliance on Section 4(a)(2) of the Securities Act, Regulation D and Regulation S promulgated thereunder, and Section 3(a)(9) of the Securities Act, and may not be offered or sold by the holders of those shares absent registration or an applicable exemption from registration requirements. As a general matter, holders of such shares will not be able to transfer any of their shares until at least six months after receiving shares of Monaker common stock, which is when the shares would first be eligible to be sold under Rule 144 promulgated under the Securities Act, assuming the conditions thereof are otherwise satisfied, provided the combined company may choose to file a registration statement to register the resale of such shares earlier than six months after the closing.

Q:	Who will be the directors of Monaker following the completion of the HotPlay share exchange?

A:	The HotPlay exchange agreement requires that the combined company’s board of directors will initially be fixed at nine members,

(1)	Mr. J. Todd Bonner (who is the Chairman and a director of HotPlay, and the spouse of Ms. Boonyawattanapisut);

(2)	Ms. Boonyawattanapisut;

(3)	Mr. Athid Nanthawaroon (who is a director of HotPlay and the Chief Executive Officer and director of Tree Roots); and

(4)	Mr. Komson Kaewkham (who is a Senior Vice President with DTGO Corporation Limited),

who have been designated by Red Anchor and the Axion stockholders, and of whom Mr. Komson Kaewkham is anticipated to be ‘independent’;

(5)     Mr. Donald P. Monaco, the current Chairman of the Company; and

(6)	Mr. Kerby, the current Chief Executive Officer (who will become a Co-Chief Executive Officer following the closing),

who are both current members of the board of directors of Monaker (and were nominated by the board of directors), and of which Mr. Donald P. Monaco will be ‘independent’ under applicable NASDAQ rules; and

(7)	Mr. Simon Orange, a current member of the Board of the Company, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’;

(8)	Mr. Yoshihiro Obata, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who will be ‘independent’; and

(9)	Ms. Stacey Riddell, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who will be ‘independent’.

In the above discussion, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The NASDAQ Stock Market, or NASDAQ. The resignations from Monaker’s board of directors of each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, will be effective as of the effective time of the HotPlay share exchange.

Biographical information for each of the newly appointed officers of the Company and members of the board of directors of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259.

Q:	Who will be the executive officers of Monaker immediately following the completion of the HotPlay share exchange?

A:	Immediately following the completion of the HotPlay share exchange, the executive management team of Monaker is expected to be composed of Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive) and (2) Ms. Nithinan Boonyawattanapisut (who will also become a member of the Company’s board of directors, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing as discussed above)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company.

Biographical information for each of Ms. Boonyawattanapisut and Mr. Vange, who will be newly appointed executive officers of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259.

Q:	Am I entitled to appraisal rights?

A:	Holders of Monaker common stock are not entitled to appraisal rights in connection with the share exchanges or the transactions contemplated in connection therewith.

Q:	Have the HotPlay stockholders and Axion stockholders and Axion Creditors adopted the exchange agreements and approved the share exchanges?

A:	Yes. On July 21, 2020, all of the HotPlay stockholders agreed to the terms of the HotPlay share exchange (by signing the HotPlay exchange agreement), and each HotPlay stockholder further signed each amendment to the HotPlay exchange agreement to date.

Separately, the Axion stockholders approved the Axion exchange agreement and the transactions contemplated therein, pursuant to their entry into such agreement (and the amended and restated form thereof entered into by the parties on November 12, 2020).

Accordingly, no appraisal rights are available to HotPlay stockholders, Axion stockholders or Axion creditors in connection with the HotPlay share exchange or Axion share exchange.

Q:	What are the material U.S. federal income tax consequences of the HotPlay share exchange to Monaker stockholders?

A:	Since Monaker stockholders will continue to own and hold their existing shares of Monaker common stock following the HotPlay share exchange, we anticipate that the HotPlay share exchange (and the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares upon the closing of the HotPlay exchange agreement in accordance with their terms) generally will not result in U.S. federal income tax consequences to Monaker stockholders.

However, tax matters are very complicated and the tax consequences to a particular Monaker stockholder will depend on such stockholder’s circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the HotPlay share exchange and the proposed reverse stock split to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

Q:	Do persons involved in the share exchanges have interests that may conflict with mine as a Monaker stockholder?

A:	Yes. When considering the recommendation of the Monaker board of directors, you should be aware that certain members of the Monaker board of directors and named executive officers of Monaker have interests in the share exchanges that may be different from, or in addition to, interests they may have as Monaker stockholders. The Monaker board of directors was aware of the following interests and considered them, among other matters, in its decision to approve the share exchange agreements.

Continued Service with Combined Company

At the effective time of the HotPlay share exchange, the officers of the combined company will include:

Mr. William Kerby (the Company’s current Chief Executive Officer), who will serve as co-Chief Executive Officer of the Company, along with Ms. Boonyawattanapisut; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company.

Additionally, Mr. William Kerby, Mr. Donald P. Monaco, and Mr. Simon Orange, current directors of Monaker, will continue as directors of the combined company after the effective time of the HotPlay share exchange.

Other

The interests of the Monaker board of directors also relate to or arise from, among other things:

●           severance benefits to which each of Monaker’s executive officers would become entitled in the event of a change of control of Monaker and/or his or her termination of employment within specified periods of time relative to the completion of the HotPlay share exchange, and additional amounts which would be payable to Mr. William Kerby, our Chief Executive Officer and director and Mr. Donald P. Monaco, our Chairman in guaranty fees, as specified below under “The Share Exchanges—Interests of the Monaker Directors and Executive Officers in the Share Exchanges—Change of Control Payments with Monaker’s Named Executive Officers and Guaranty Agreement”;

●           that Mr. William Kerby (the current Chief Executive Officer and member of the Board of Directors of the Company) and Mr. Donald P. Monaco (the current Chairman of the Company), will serve as two of the three members of the Board of Managers of NextTrip following the HotPlay share exchange, and will therefore have effective control over the pre-closing assets and operations of Monaker, as specified below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171;

●           that the operating agreement of NextTrip provides that the Board of Managers of NextTrip have the right to request that Monaker spin-off the membership interests of NextTrip held by Monaker to Monaker’s stockholders, see below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171; and

●           in certain circumstances the Board of Managers of NextTrip are authorized to issue additional membership interests of NextTrip to managers, officers, management, employees, or consultants of NextTrip (which persons include the current officers and directors of Monaker), in their sole discretion, in consideration for services rendered or to be rendered, see below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171.

Director Voting Agreement

On or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Monaker board of directors at the closing, entered into a Voting Agreement with Mr. William Kerby, the Chief Executive Officer and director of Monaker and Mr. Donald P. Monaco, the Chairman of the board of directors of Monaker (the “Voting Agreement”). Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of Monaker which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the board of directors of the Company, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the board of directors of Monaker. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders. See also below under “Agreements Related to the HotPlay Share Exchange—Director Voting Agreement” on page 173.

Q:	Why is Monaker seeking stockholder approval of the share exchanges and the issuance of shares of common stock issuable in connection therewith?

A:	Because our common stock is listed on The NASDAQ Capital Market, we are subject to The NASDAQ Stock Market Listing Rules. Rule 5635(a) of The NASDAQ Stock Market listing standards requires stockholder approval with respect to issuances of Monaker common stock, among other instances, when the shares to be issued are being issued in connection with the acquisition of the stock of another company and are equal to 20% or more of Monaker’s outstanding common stock before the issuance. Rule 5635(b) of the NASDAQ Stock Market listing standards requires stockholder approval when any issuance or potential issuance will result in a change of control of the issuer. Although The NASDAQ Stock Market has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), The NASDAQ Stock Market has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

Following the closing of the HotPlay share exchange, the current HotPlay securityholders are expected to own approximately 63.4% of the outstanding common stock of Monaker, and the Axion stockholders and Axion creditors are expected to own, upon the automatic conversion of the outstanding Series B Shares and Series C Shares into common stock of the Company upon the closing of the HotPlay share exchange, approximately 13.4% of the aggregate outstanding common stock of Monaker, without taking into account the shares of common stock issuable upon exercise of the creditor warrants, with the Monaker stockholders prior to the effective date of the closing holding approximately 22.9% of the aggregate outstanding common stock of the combined company, in each case based on the current outstanding shares of common stock of Monaker. Additionally, a total of approximately 30.2% of the outstanding shares of common stock of the combined company following the HotPlay share exchange will be owned by Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing, and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, as a result of the HotPlay share exchange, which, together with the shares issuable to such holder in connection with the conversion of the Series C Preferred Stock shares currently held by Red Anchor, will own approximately 33.2% of Monaker’s outstanding common stock following the closing and will be Monaker’s largest stockholder following the closing, with Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the beneficial owners of T&B Media Global (Thailand) Company Limited (“T&B”) and Tree Roots Entertainment Group Co., Ltd. (“Tree Roots”), controlling approximately 31.1% of Monaker’s outstanding common stock at the closing (as a result of the HotPlay share exchange) and being Monaker’s second largest stockholder following the closing, in each case based on the current outstanding shares of common stock of Monaker, and assuming no changes in the allocation of the 52,000,000 shares of Monaker common stock issuable to the HotPlay stockholders at closing.

Q:	As a Monaker stockholder, how does the Monaker board of directors recommend that I vote?

A:	After careful consideration, the Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal Nos. 1 through 6. For a detailed description of each of Proposal Nos. 1 through 6, see the section entitled “Matters Being Submitted to a Vote of Monaker Stockholders” beginning on page 193.

Q:	What risks should I consider in deciding whether to vote in favor of the HotPlay share exchange, ratification of the Axion share exchange and the approval of the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares and upon exercise of the creditor warrants?

A:	You should carefully review the section of this proxy statement entitled “Risk Factors,” beginning on page 39, which sets forth certain risks and uncertainties related to the share exchanges, risks and uncertainties to which the combined company’s business will be subject, and risks and uncertainties to which each of Monaker and HotPlay, as an independent company, is subject, as well as risks which Axion is subject and risks associated with the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares and upon exercise of the creditor warrants.

Q:	When do you expect the HotPlay share exchange to be completed?

A:	Monaker, HotPlay, and the HotPlay stockholders anticipate that the HotPlay share exchange will close soon after the Special Meeting, which is scheduled to be held on April 7, 2021, but Monaker cannot predict the exact timing. For more information, please see the sections entitled “The HotPlay Exchange Agreement—Conditions to Completion of the Share Exchange” beginning on page 156 of this proxy statement.

Q:	What do I need to do now?

A:	You are urged to read this proxy statement carefully, including its annexes, and to consider how the HotPlay share exchange and the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares and upon exercise of the creditor warrants (if vested and exercised) affect you.

You may provide your proxy instructions by mailing your signed proxy card in the enclosed return envelope, vote by Internet or telephone, or vote online at the virtual Special Meeting. Please provide your proxy instructions only once, unless you are revoking a previously delivered proxy instruction, and as soon as possible so that your shares can be voted at the Special Meeting.

Q:	What constitutes a quorum at the Special Meeting?

A:	The presence at the Special Meeting, virtually or by proxy, of the holders of at least 33 1/3% of the shares of Monaker common stock issued and outstanding on the record date for the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.

Q:	What happens if I abstain?

A:	Shares abstaining from voting on a matter will be counted for the purpose of determining whether a quorum exists for the Special Meeting, but are treated as having not voted. Abstentions will have the same effect as voting against Proposal Nos. 3 and 4, but will have no impact on the outcome of the vote for Proposal Nos. 1, 2, 5, and 6, provided that abstentions will reduce the number of affirmative votes received, but not the required percentage needed for the proposal to pass.

Q:	If my Monaker shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Unless your broker has discretionary authority to vote on certain matters, your broker will not be able to vote your shares of Monaker common stock without instructions from you. Brokers are not expected to have discretionary authority to vote for Proposal Nos. 1, 2, and 6. To make sure that your vote is counted, you should instruct your broker to vote your shares, following the procedures provided by your broker.

Q.	How Do I Vote?

A.	Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for the nominee for director and whether your shares should be voted for, against or to abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board of directors’ recommendations as noted herein. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Colonial Stock Transfer Co, Inc., or you have stock certificates registered in your name, you may vote:

●	At the virtual Special Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the web portal - https://www.iproxydirect.com/MKGI (please note this link is case sensitive).

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. You may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our board of directors below.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

Q:	May I vote at the Special Meeting?

A:	If your shares of Monaker common stock are registered directly in your name with the Monaker transfer agent, you are considered to be the stockholder of record with respect to those shares, and the proxy materials and proxy card are being sent directly to you by Monaker. If you are a Monaker stockholder of record, you may attend the Special Meeting and may vote during the meeting by following the instructions available on the meeting website during the meeting. Even if you plan to attend the Special Meeting, Monaker requests that you sign and return the enclosed proxy to ensure that your shares will be represented at the Special Meeting if you are unable to attend. If your shares of Monaker common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	When and where is the Special Meeting being held?

A:	The Special Meeting will be held at 9 am, eastern standard time, on April 7, 2021 (subject to postponement(s) or adjournment(s) thereof). The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mkgi (please note this link is case sensitive). All Monaker stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting virtually. See also “Instructions For The Virtual Special Meeting”, below, beginning on page 21.

Q:	May I change my vote after I have submitted a proxy or provided proxy instructions?

A:	Monaker stockholders of record, may revoke their proxy at any time before their proxy is voted at the Special Meeting in one of three ways. First, a stockholder of record of Monaker can send a written notice to the Secretary of Monaker stating that it would like to revoke its proxy. Second, a stockholder of record of Monaker can submit new proxy instructions on a new proxy card. Third, a stockholder of record of Monaker can attend and vote at the Special Meeting. Attendance alone will not revoke a proxy. If a Monaker stockholder of record or a stockholder who owns Monaker shares in “street name” has instructed a broker to vote its shares of Monaker common stock, the stockholder must follow directions received from its broker to change those instructions.

Q:	Who is paying for this proxy solicitation?

A:	Monaker will bear its own expenses in printing and filing this proxy statement and the proxy card. Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries who are record holders of Monaker common stock for the forwarding of solicitation materials to the beneficial owners of Monaker common stock. Monaker will reimburse the brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials to beneficial owners of Monaker common stock. We have not yet engaged a proxy solicitation firm to solicit proxies in connection with the proposals described herein; provided that if we deem it necessary to engage such a firm, we anticipate engaging Issuer Direct Corporation as such proxy solicitation agent, to assist in the solicitation of proxies, for a service fees that are not expected to exceed $25,000 in the aggregate.

Q:	Who can help answer my questions?

A:	If you are a Monaker stockholder and would like additional copies, without charge, of this proxy statement or if you have questions about the share exchanges or any other proposals set forth herein, including the procedures for voting your shares, you should contact:

Monaker Group, Inc.

Attn: Corporate Secretary

1560 Sawgrass Corporate Parkway, Suite 130
Sunrise, Florida 33323

Tel: (954) 888-9779

You may also request information from Issuer Direct Corporation, Monaker’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
(919) 481-4000, or 1-866-752-VOTE (8683)

INSTRUCTIONS FOR THE VIRTUAL SPECIAL MEETING

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/mkgi (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions which are not pertinent to meeting matters will not be answered.

The website linked to above also includes help pages and the contact information for technical support, if you have problems connecting or voting.

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the share exchanges and the proposals being considered at the Special Meeting, you should read this entire proxy statement carefully, including the HotPlay exchange agreement attached as Annex A, the Axion exchange agreement attached as Annex B, the opinion of Lehrer attached as Annex F and the other annexes to which you are referred herein. For more information, please see the section entitled “Where You Can Find More Information” beginning on page 295.

The Companies

Monaker Group, Inc.

1560 Sawgrass Corporate Parkway, Suite 130
Sunrise, Florida 33323
(954) 888-9779

Monaker, a Nevada corporation, and its subsidiaries operate online marketplaces. Monaker’s business plan is the incorporation of Monaker’s proprietary white label Booking Engine and sizeable alternative lodging rental (ALR) properties into well-established marketplaces (i.e., a business-to-business (B2B) model) thereby facilitating easy access of alternative lodging rentals inventory to contracted global distributor partners. Its ambition is to become the largest instantly bookable vacation rental platform in the world, providing large travel distributors via a B2B model, its ALR inventory.

Additionally, Monaker plans to provide a superior platform to assist property managers in booking, and broadening the market for, their homes. Monaker serves three major constituents: (1) property managers, (2) travelers, and (3) other travel/lodging distributors. Property managers integrate their detailed property listings into the Monaker Booking Engine with the goal of reaching a broad audience of travelers seeking ALRs, through distribution channels they could not access otherwise.

HotPlay Enterprises Limited

Ritter House

Wichkams Cay II

PO Box 3170

Road Town, Tortola VG 1110

British Virgin Islands

+66 (021) 055-777

HotPlay, a private company organized under the laws of the British Virgin Islands, has rights to certain intellectual property relating to in-game advertising technology that enables brands to insert seamless non-intrusive and even interactive advertising content into online games. The technology also enables advertisers to deliver special privileges in the form of non-intrusive and interactive digital coupons, redeemable both online and offline. Pursuant to the HotPlay exchange agreement, HotPlay also acquired (a) 49% of the Class A shares of capital stock of HotPlay Thailand; and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HotPlay Thailand through a preferred share structure, which acquisition has occurred to date. HotPlay Thailand is expected to license the in-game advertising technology from HotPlay, and to put various agreements in place to engage TAI (defined below) to create games from the intellectual property held by HotPlay, and any other game production that HotPlay Thailand deems beneficial for HotPlay’s business expansion, including a planned web-based game.

Axion Ventures, Inc.

Suite 1400-400 Burrard Street

Vancouver, British Columbia, V6C 2T6 Canada

(604) 219-2140

Axion is a public company organized in June 2011 under the British Columbia Business Corporations Act. In May 2016, Axion began its operations as an online video gaming and technology company. Axion’s ordinary shares are traded on the TSX Venture Exchange under the symbol “AXV”, and are quoted on the OTC Pink market maintained by OTC Markets, under the symbol “AXNVF”.

Axion beneficially owns 54.22% of Axion Games Limited (“Axion Games”), a private Cayman Islands corporation with primary operations in Shanghai, Peoples Republic of China (PRC), which is an online video game development and publishing company. Axion also has an investment in Innovega Inc. (“Innovega”), a private Delaware company with offices in Bellevue, Washington, and San Diego, California, that is developing digital eyewear that leverages contact lens and nanotechnology to deliver virtual reality (“VR”), augmented reality (“AR”), and mixed reality experiences from stylish glasses. Axion currently holds approximately 6.1% of Innovega’s issued and outstanding preference shares and approximately 1.4% of Innovega’s total issued and outstanding shares and options (fully diluted basis). Additionally, in December 2016, Axion and True Incube Co., Ltd. (“True Incube”), an affiliate of True Corporation Public Company Limited (“True Corporation”), one of Southeast Asia’s leading telecommunications, media enterprises and game publishers, agreed to form a joint venture to establish a video game academy and development studio in Thailand. Under the terms of a joint venture and shareholders’ agreement (the “JVA”), the joint venture operates as a Thai company named “True Axion Interactive Ltd.” (“TAI”) with Axion Interactive, Inc.

The Share Exchanges  (see page 110)

The original HotPlay share exchange agreement was amended on October 28, 2020, when the Company, HotPlay, and the HotPlay stockholders entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020 (the “First HotPlay amendment”), which amended the HotPlay exchange agreement to: (a) extend the date the transactions contemplated by the HotPlay exchange agreement were required to be completed by from October 30, 2020, to November 30, 2020; (b) extend the date by which HotPlay was required to acquire (a) 49% of the Class A shares of the capital stock of HotPlay (Thailand) Company Limited, a private company organized under the laws of Thailand (“HotPlay Thailand”); and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HotPlay Thailand through a preferred share structure, to November 15, 2020 (previously such date was 30 days after the parties’ entered into the HotPlay exchange agreement), which acquisition has been completed to date; and (c) amend the terms of those certain convertible promissory notes issued by Monaker to HotPlay in consideration for an aggregate of $2,000,000 of advances received from HotPlay to date, to allow HotPlay until November 15, 2020, to deliver the required audited and interim financial statements in the form required by the SEC, in connection with this proxy statement.

Additionally, the original Axion exchange agreement was also amended on October 28, 2020, when the Company, the Axion stockholders, and Axion creditors entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020 (the “First Axion amendment”), which amended the Axion exchange agreement to extend the date the transactions contemplated by the Axion exchange agreement were required to be completed by from October 30, 2020, to November 30, 2020.

On November 16, 2020, the Company, HotPlay and the HotPlay stockholders entered into a Second Amendment to Share Exchange Agreement (the “Second HotPlay amendment”), which amended the HotPlay exchange agreement to:

●          Update the percentage ownership which the HotPlay stockholders will receive upon closing of the HotPlay exchange agreement to 67.87% (compared to 67.8% pursuant to the previous terms of the Axion exchange agreement, with such increase the result of the decrease in the percentage of the post-closing company to be held by the Axion stockholders following the closing of the HotPlay exchange agreement, as discussed below);

●          Extend the date by which the HotPlay exchange agreement is required to be completed until December 31, 2020 (from November 30, 2020);

●          Remove the requirement previously set forth in the HotPlay exchange agreement that the Axion exchange agreement had to close contemporaneously with the HotPlay exchange agreement; and

●          Make various other conforming changes to the HotPlay exchange agreement in connection with the amended and restated Axion exchange agreement discussed below.

Also, on November 16, 2020, the Company, the Axion stockholders and the Axion creditors entered into an Amended and Restated Share Exchange Agreement (as amended from time to time, the “Axion exchange agreement”), which amended the Axion exchange agreement to:

●          Update the percentage of Axion being exchanged by such Axion stockholders to 33.85% of Axion (previously such percentage was 33.9% of Axion), by reducing the number of common shares of Axion being exchanged by 100,000 shares, to 71,993,358 common shares (the “Axion shares”)), and reduce the amount of Axion debt being exchanged by the Axion creditors by $100,000, to a total of $ 7,657,024 of debt (the “Axion debt”);

●          Remove the prior requirements and concepts from the Axion exchange agreement which required the Company to issue shares of common stock in exchange for the Axion shares and Axion debt, and instead provide for such Axion shares to be exchanged for 10,000,000 shares of Series B Preferred Stock, were (prior to the amendment described below) automatically convertible into that number of shares of common stock of the Company as equals (a) 14.68%; multiplied by, the post-closing capitalization, rounded up to the nearest thousandths place, less (b) the number of shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock (defined below) and the exercise of the creditor warrants, on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287)(the “Series B Shares”) and to exchange such Axion debt for 3,828,500 shares of Series C Preferred Stock, which are automatically convertible into common shares on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287) on a one-for-one basis (the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and to similarly remove the requirement from the Axion exchange agreement that the Company receive stockholder approval for the issuance of the shares of common stock which were to be issued to the Axion stockholders and Axion creditors at the closing of the transactions contemplated by the Axion exchange agreement, and instead require the Company to obtain stockholder approval for the issuance of the shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the warrant to purchase 1,914,250 shares of common stock of the Company which the Company granted to Cern One upon closing of the Axion exchange agreement, after issuance of such securities;

●          Remove the requirement that the HotPlay exchange agreement had to close simultaneously with the Axion exchange agreement; and

●          Make various other conforming changes to the Axion exchange agreement in connection with the amendments discussed above, and in connection with a closing of such agreement prior to the date of stockholder approval.

On January 6, 2021, the Company, the Axion stockholders and the Axion creditors entered into a First Amendment to the Amended and Restated Share Exchange Agreement, which amended the Amended and Restated Share Exchange entered into between the Company, the Axion stockholders and the Axion creditors, to:

●         correct certain errors originally included in the Amended and Restated Share Exchange Agreement, regarding the ownership of certain shares of Axion which were exchanged by the Axion stockholders party thereto, and to correct the allocation of the shares of Series B Preferred Stock issuable to certain of the Axion stockholders in connection therewith;

●          provide for the assignment of various shares of Series B Preferred Stock between certain of the Axion stockholders to correct the allocations of the Series B Preferred Stock between such stockholders, based on the pro rata issuance of such shares in exchange for the shares of Axion held by such Axion stockholders on the effective date of such Amended and Restated Share Exchange Agreement;

●          remove Uniq Other Vendors as a Axion stockholder (and Series B Preferred Stock holder), from such Amended and Restated Share Exchange Agreement;

●          allow for the parties to mutually determine to not transfer record ownership of the shares of Axion which the Company acquired pursuant to the Amended and Restated Share Exchange Agreement to the Company and that the parties can instead enter into an agreement providing the Company voting and economic rights to such shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such shares; and

●          agree to the amendment and restatement of the Series B Preferred Stock of the Company as discussed below.

The transactions contemplated by the Axion exchange agreement, including the acquisition by the Company of the Axion shares and Axion debt, and the issuance by the Company of the Series B Shares and Series C Shares, to the Axion stockholders and Axion creditors, and the grant of the creditor warrants, closed on November 16, 2020, at which time the Company obtained 33.85% ownership of Axion and all rights to the Axion debt. Although such Series B Shares, Series C Shares and creditor warrants were issued and granted on such November 16, 2020 closing date, such Series B Shares and Series C Shares are not convertible into common stock of the Company, and such creditor warrants are not exercisable for shares of common stock of the Company, until such time, if ever, as the issuance of such shares of common stock have been approved by the stockholders of the Company pursuant to the rules and requirements of NASDAQ, as discussed in greater detail under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287 and in Proposal 2, beginning on page 195.

Additionally, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

On January 6, 2021, the Company, HotPlay and the HotPlay stockholders entered into a Third Amendment to Share Exchange Agreement (the “Third HotPlay amendment”), which amended the HotPlay exchange agreement to:

● Fix the number of shares of Monaker common stock issuable to the HotPlay stockholders at the closing at 52,000,000 shares of common stock;

●          Extend the date by which the HotPlay exchange agreement is required to be completed until February 28, 2021 (from December 31, 2020);

●          Allow Monaker the ability to issue (a) shares of common stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company and (b) securities issued upon the exercise or exchange of or conversion of any securities outstanding on the date of the agreement, without the prior consent of HotPlay or the HotPlay stockholders and further allow for additional securities of Monaker to be issued prior to closing with the approval of HotPlay or Red Anchor;

●          Provide for HotPlay and the HotPlay stockholders to approve all transactions of Monaker which were disclosed in its Securities and Exchange Commission filings from the date of the original HotPlay exchange agreement, through the date of the Third HotPlay amendment;

●          Provide for there to be eight members of the board of directors at closing (provided that the parties have since agreed informally to increase such number of directors to nine), with four appointed by HotPlay, two appointed by Monaker, and two (now three pursuant to the agreement of the parties) appointed mutually by Monaker and HotPlay; and

●          Allow for Monaker to enter into agreements and take actions outside of the ordinary course of business through the closing date with the prior consent of HotPlay.

On January 6, 2021, the Company, the Axion stockholders and the Axion creditors entered into a First Amendment to the Amended and Restated Share Exchange Agreement, which amended the Amended and Restated Share Exchange entered into between the Company, the Axion stockholders and the Axion creditors, to:

●          correct certain errors originally included in the Amended and Restated Share Exchange Agreement, regarding the ownership of certain shares of Axion which were exchanged by the Axion stockholders party thereto, and to correct the allocation of the shares of Series B Preferred Stock issuable to certain of the Axion stockholders in connection therewith;

●          provide for the assignment of various shares of Series B Preferred Stock between certain of the Axion stockholders to correct the allocations of the Series B Preferred Stock between such stockholders, based on the pro rata issuance of such shares in exchange for the shares of Axion held by such Axion stockholders on the effective date of such Amended and Restated Share Exchange Agreement;

●          remove Uniq Other Vendors as an Axion stockholder (and Series B Preferred Stock holder), from such Amended and Restated Share Exchange Agreement;

●          allow for the parties to mutually determine to not transfer record ownership of the shares of Axion which the Company acquired pursuant to the Amended and Restated Share Exchange Agreement to the Company and that the parties can instead enter into an agreement providing the Company voting and economic rights to such shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such shares; and

●          agree to the amendment and restatement of the Series B Preferred Stock of the Company as discussed below.

Also on January 6, 2021, stockholders holding a majority of the outstanding shares of Series B Preferred Stock of the Company approved an amendment and restatement of the designation of the Series B Preferred Stock, which was previously approved by the board of directors of the Company on December 14, 2020, and which amended and restated designation was filed with the Secretary of State of Nevada on January 7, 2021, which amended the Series B Preferred Stock to fix the number of shares of common stock issuable upon conversion of the Series B Preferred Stock at 7,417,700 shares of Monaker common stock.

Finally, on February 22, 2021, Monaker, HotPlay and the HotPlay stockholders, entered into a Fourth Amendment to Share Exchange Agreement, amending the HotPlay exchange agreement to:

●                   Reallocate the shares of Monaker common stock issuable upon closing of the HotPlay share exchange, to take into account additional issuances of HotPlay shares and additional capital contributions made by certain HotPlay stockholders;

●                   Extend the date by which the HotPlay exchange agreement is required to be completed until April 30, 2021 (from February 28, 2021), provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing;

●                   Provide for HotPlay and the HotPlay stockholders to approve all transactions of Monaker which were disclosed in its SEC filings from the date of the original HotPlay exchange agreement, through the date of the amendment;

●                   Provide for there to be nine members of the board of directors at closing, with four appointed by HotPlay, two appointed by Monaker, and three appointed mutually by Monaker and HotPlay, provided that the parties may increase such number of directors with mutual approval prior to closing;

●                   Include confirmations by each HotPlay stockholder of their ‘accredited investor’ status, among other things; and

●                   Allow for subsequent transfers of shares of HotPlay between the HotPlay stockholders prior to closing, and/or re-allocations of the Monaker shares issuable to the HotPlay stockholders at the closing, but not to allow for any other persons becoming stockholders of HotPlay, and provide for Red Anchor to deliver a final schedule of HotPlay stockholders prior to closing, which will determine the final allocation of shares of Monaker common stock issuable to each HotPlay stockholder at the closing (which allocation will not result in more than 52,000,000 shares of Monaker common stock being issuable to the HotPlay stockholders at closing).

The HotPlay stockholders, pursuant to the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, have agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for  52,000,000 shares of the Company’s restricted common stock (as adjusted for stock splits occurring prior to the closing of the HotPlay share exchange (the “closing” and the “HotPlay shares”). The following table summarizes the number of shares of Monaker common stock that would be issued as a result of the closing and the Axion preferred conversion based on the current number of shares of Monaker common stock outstanding, and assuming that no additional shares of Monaker common stock are issued prior to the closing. The below table does not take into account the effects of the proposed Monaker reverse stock split discussed under Proposal 4 beginning on page 197. The below is provided for information purposes only and the number of shares of Monaker common stock outstanding at closing, and the actual percentages at closing may be materially different than as set forth below based on the actual number of shares of Monaker common stock outstanding at the closing and/or other convertible securities of Monaker issued prior to the closing:

Post-Closing Outstanding and Voting Shares*
Monaker Outstanding (1)	18,765,839	22.9%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	9.0%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.7%
Issuable to the HotPlay stockholders	52,000,000	63.4%
Total Outstanding Post-Closing	82,012,039	100.0%

Post-Closing Capitalization*(2)
Monaker Outstanding (1)	18,765,839	22.4%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.8%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.6%
Issuable to the HotPlay stockholders	52,000,000	62.0%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Total Post-Closing Capitalization	83,926,289	100.0%

Post-Closing Fully-Diluted Shares*(3)
Monaker Outstanding (1)	18,765,839	22.1%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.7%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.5%
Issuable to the HotPlay stockholders	52,000,000	61.1%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Issuable upon exercise of outstanding Monaker warrants other than the creditor warrants	1,131,671	1.3%
Total Post-Closing Fully-Diluted Shares	85,057,960	100.0%

* Without taking into account the proposed reverse stock split. Percentages may not total due to rounding.

(1) Based on the current outstanding shares of common stock of Monaker.

(2) Includes shares issuable upon exercise of the creditor warrants (which are subject to vesting), but not any of Monaker’s other outstanding warrants.

(3) Does not include shares issuable in lieu of cash payments due pursuant to the Longroot, Inc. acquisition completed in November 2020 (of which up to 150,000 shares may be issued at the option of the seller of Longroot, Inc.).

Pursuant to the Axion exchange agreement, the Axion stockholders (including Cern One Limited (“Cern One”)), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion; and (b) Red Anchor (also party to the HotPlay exchange agreement), Cern One and certain other creditors of Axion, exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors, with the Company, in consideration for the Series B Shares and Series C Shares and the creditor warrants which are grantable to Cern One. Specifically, the Axion creditors received one share of Series C Preferred Stock for each $2.00 of debt exchanged and Cern One received a warrant to purchase that number of shares of Company common stock as approximately equals the total of all debt exchanged, divided by four. The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Following the automatic conversion of the Series B Shares and Series C Shares into common stock of the Company at the closing of the HotPlay share exchange, Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing, and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, as a result of the HotPlay share exchange and such automatic conversion of preferred stock, will own approximately 33.2% of Monaker’s outstanding common stock following the closing and will be Monaker’s largest stockholder following the closing, with Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the beneficial owners of T&B and Tree Roots, controlling approximately 31.1% of Monaker’s outstanding common stock at the closing (as a result of the HotPlay share exchange) and being Monaker’s second largest stockholder following the closing, in each case based on the current outstanding shares of common stock of Monaker, and assuming no changes in the allocation of the 52,000,000 shares of Monaker common stock issuable to the HotPlay stockholders at closing.

Pursuant to the Axion exchange agreement, the Axion stockholders (including Cern One), on November 16, 2020, the closing date of the Axion exchange agreement, exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of Series B Preferred Stock (discussed and described below “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), which are automatically convertible into 7,417,700 common shares of the Company upon the occurrence of certain events, including the closing of the HotPlay exchange agreement (the “Series B Shares”); and (b) Red Anchor (also party to the HotPlay exchange agreement), Cern One and certain other creditors of Axion, exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors (Axion debt), with the Company, in exchange for 3,828,500 shares of Series C Preferred Stock (discussed and described below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288), which are automatically convertible into common shares of the Company upon the occurrence of certain events on a one-for-one basis (the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and Cern One was granted warrants to purchase 1,914,250 shares of common stock (with such number of shares of common stock equal to approximately the aggregate Axion debt divided by four) with an exercise price of $2.00 per share (the “creditor warrants” and such shares of common stock issuable upon exercise of the Creditor Warrants, the “creditor warrant shares”). The creditor warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The creditor warrants vest on the later of (a) the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), and the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the creditor warrants will terminate (as applicable, the “Vesting Date”).

Following the closing of the HotPlay share exchange, the current HotPlay securityholders are expected to own approximately 63.4% of the outstanding common stock of Monaker, and the Axion stockholders and Axion creditors are expected to own, upon the automatic conversion of the outstanding Series B Shares and Series C Shares into common stock of the Company upon the closing of the HotPlay share exchange, approximately 13.4% of the aggregate outstanding common stock of Monaker, without taking into account the shares of common stock issuable upon exercise of the creditor warrants, with the Monaker stockholders prior to the effective date of the closing holding approximately 22.9% of the aggregate outstanding common stock of the combined company, in each case based on the current outstanding shares of common stock of Monaker. Additionally, a total of approximately 30.2% of the outstanding shares of common stock of the combined company following the HotPlay share exchange will be owned by Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, as a result of the HotPlay share exchange, which, together with the shares issuable to such holder in connection with the conversion of the Series C Preferred Stock shares currently held by Red Anchor, will own approximately 33.2% of Monaker’s outstanding common stock following the closing and will be Monaker’s largest stockholder following the closing, with Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the beneficial owners of T&B and Tree Roots, controlling approximately 31.1% of Monaker’s outstanding common stock at the closing (as a result of the HotPlay share exchange) and being Monaker’s second largest stockholder following the closing, in each case based on the current outstanding shares of common stock of Monaker, and assuming no changes in the allocation of the 52,000,000 shares of Monaker common stock issuable to the HotPlay stockholders at closing.

Each share of Monaker common stock issued and outstanding at the time of the closing will remain issued and outstanding and those shares will be unaffected by the HotPlay share exchange or the Axion preferred conversion. Monaker stock options and other equity awards that are outstanding immediately prior to the effective time of the closing will also remain outstanding and be unaffected by the HotPlay share exchange and/or the Axion preferred conversion. Please see “The Share Exchanges—Stock Options” beginning on page 140.

The HotPlay share exchange will be completed as promptly as practicable after all of the conditions to completion of the HotPlay share exchange are satisfied or waived, including the approval of the stockholders of Monaker, and the Axion preferred conversion is anticipated to occur on or immediately following the closing of the HotPlay share exchange. Monaker, the HotPlay stockholders, and HotPlay are working to complete the HotPlay share exchange as quickly as practicable and expect that the HotPlay share exchange will be completed during the second calendar quarter of 2021. However, Monaker, the HotPlay stockholders, and HotPlay cannot predict the exact timing of the completion of the HotPlay share exchange because it is subject to various conditions.

After completion of the HotPlay share exchange, Monaker will be renamed “Nextplay Technologies, Inc.”

Reasons for the Share Exchanges  (see page 123)

Monaker’s board of directors considered numerous factors in reaching its conclusion to approve the share exchanges and to recommend that the Monaker stockholders approve the issuance of shares of Monaker common stock in the share exchanges, including those discussed under the sections entitled “The Share Exchanges—Background of the Share Exchanges” beginning on page 110 and “The Share Exchanges—Reasons for the Share Exchanges” beginning on page 123 of this proxy statement.

Opinion of Lehrer as Monaker’s Financial Advisor  (see page 127)

Lehrer, the financial advisor of Monaker, was retained on July 1, 2020, to render an opinion as to the fairness to Monaker’s stockholders, of the share exchanges. On July 17, 2020, Lehrer provided its initial indication to Mr. Kerby and the board of directors that he was satisfied that the proposed terms of the share exchanges, based upon and subject to the assumptions, factors, qualifications and limitations set forth in the written opinion described herein, were fair and equitable to Monaker and its stockholders (which was subsequently confirmed in writing by delivery of a written opinion by Lehrer on August 14, 2020). The Company’s board of directors then requested that Lehrer update its analysis to reflect the revised terms of the transaction. Lehrer delivered its opinion to the Company’s board of directors that, as of January 12, 2021, and based upon and subject to the factors and assumptions set forth therein, the share exchanges, were fair and equitable to Monaker and its stockholders. The full text of this written opinion provided to the Monaker board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered, qualifications and limitations on the review undertaken, is attached as Annex F to this proxy statement and is incorporated by reference in its entirety. Holders of Monaker common stock are encouraged to read the opinion carefully in its entirety. The Lehrer opinion was provided to the board of directors of Monaker in connection with Lehrer’s evaluation of the consideration provided for in the share exchanges. It does not address any other aspect of the share exchanges or any alternative to the share exchanges and does not constitute a recommendation as to how any stockholders of Monaker should vote or act in connection with the share exchanges or otherwise. See also “The Share Exchanges—Opinion of Dr. Kenneth Eugene Lehrer as Monaker’s Financial Advisor”, beginning on page 127, below.

Overview of the Share Exchanges

Share Exchange Consideration (see pages 140 and 159)

At the effective time of the HotPlay share exchange, 100% of the outstanding ordinary shares of HotPlay immediately prior to the effective time of the HotPlay share exchange will be exchanged for 52,000,000 shares of Monaker Common Stock, subject to adjustment to account for the proposed reverse stock split to be implemented prior to the closing of the HotPlay share exchange as discussed in Proposal No. 4.

On November 16, 2020, the effective date of the Axion share exchange, the Axion stockholders (including Cern One), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of Series B Preferred Stock (discussed and described below “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), which are automatically convertible into 7,417,700 common shares of the Company upon the occurrence of certain events, including the closing of the HotPlay exchange agreement (the “Series B Shares”); and (b) Red Anchor (also party to the HotPlay exchange agreement), Cern One and certain other creditors of Axion, exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors (Axion debt), with the Company, in exchange for 3,828,500 shares of Series C Preferred Stock (discussed and described below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288), which are automatically convertible into common shares of the Company upon the occurrence of certain events on a one-for-one basis, and Cern One was granted warrants to purchase 1,914,250 shares of common stock (with such number of shares of common stock equal to approximately the aggregate Axion debt divided by four) with an exercise price of $2.00 per share. The creditor warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The creditor warrants vest on the later of (a) the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287) and the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the creditor warrants will terminate (as applicable, the “Vesting Date”). The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Notwithstanding the prior closing of the Axion share exchange, the conversion of the Series B Preferred Stock and Series C Preferred Stock is subject to the approval of the issuance of such shares by the stockholders of the Company pursuant to applicable NASDAQ rules and the exercise of the creditor warrants is similarly subject to the approval of the issuance of such shares by the stockholders of the Company pursuant to applicable NASDAQ rules.

As a result, following the completion of the HotPlay share exchange and at the time of the Axion preferred conversion, the current HotPlay securityholders are expected to own approximately 63.4% of the aggregate outstanding shares of common stock of Monaker, and the Axion stockholders and Axion creditors are expected to own approximately 13.4% of the aggregate outstanding common stock of Monaker (without taking into account shares of common stock issuable upon exercise of the creditor warrants), with the Monaker stockholders prior to the effective date holding approximately 22.9% of the aggregate outstanding common stock of the combined company (without taking into account shares of common stock issuable upon exercise of the creditor warrants). Additionally, a total of approximately 30.2% of the outstanding shares of common stock of the combined company following the closing will be issued to Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, as a result of the HotPlay share exchange, which, together with the shares issuable to such holder in connection with the conversion of the Series C Preferred Stock shares, will own approximately 33.2% of Monaker’s outstanding common stock following the closing and will be Monaker’s largest stockholder following the closing, with Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the beneficial owners of T&B and Tree Roots, controlling approximately 31.1% of Monaker’s outstanding common stock at the closing (as a result of the HotPlay share exchange) and being Monaker’s second largest stockholder following the closing, in each case based on the current outstanding shares of common stock of Monaker, and assuming no changes in the allocation of the 52,000,000 shares of Monaker common stock issuable to the HotPlay stockholders at closing.

The HotPlay share exchange agreement and the Series B Preferred Stock and Series C Preferred Stock do not include a price-based adjustment or termination right, so there will be no adjustment to the total number of shares of Monaker common stock that HotPlay stockholders, former Axion stockholders, or former Axion creditors will be entitled to receive for changes in the market price of Monaker common stock prior to the closing and Axion preferred conversion. Accordingly, the market value of the shares of Monaker common stock issued pursuant to the HotPlay share exchange and in connection with the Axion preferred conversion will depend on the market value of the shares of Monaker common stock at the time of the closing/Axion preferred conversion and could vary significantly from the market value on the date of this proxy statement.

Conditions to Completion of the HotPlay Share Exchange (see page 156)

To complete the HotPlay share exchange, Monaker stockholders must approve the issuance of shares of Monaker common stock to the HotPlay stockholders by virtue of the HotPlay share exchange and an amendment to the Monaker charter in connection with the proposed reverse stock split and name change. In addition to obtaining such stockholder approvals, each of the other closing conditions set forth in the HotPlay exchange agreement must be satisfied or waived. See the section entitled “The HotPlay Exchange Agreement—Conditions to Completion of the Share Exchange” beginning on page 156 of this proxy statement.

No Solicitation (see page 149)

The HotPlay share exchange agreement contains provisions prohibiting Monaker from seeking a competing transaction, subject to specified exceptions described in the HotPlay exchange agreement. Under these “no solicitation” provisions, Monaker has agreed, subject to specified exceptions, that neither it nor its representatives will directly or indirectly solicit or encourage any competing proposal or transaction without approval of the HotPlay stockholders.

Termination of the HotPlay Exchange Agreement (see page 160)

Monaker, HotPlay, or the HotPlay stockholders can terminate the HotPlay exchange agreement under certain circumstances, which would prevent the HotPlay share exchange from being completed.

Effect of Termination (see page 161)

While the HotPlay exchange agreement does not provide for any penalties or ‘break-up’ fees upon termination thereof, in the event the HotPlay exchange agreement is terminated the HotPlay convertible notes will either convert into common stock of Monaker, at a conversion price of $2.00 per share, or be forgiven in their entirety by HotPlay.

HotPlay Convertible Notes  (see page 168)

On September 1, 2020, September 18, 2020, September 30, 2020, on or around November 2, 2020, on November 24, 2020, December 11, 2020, December 30, 2020 and January 6, 2021, HotPlay advanced Monaker $300,000, $700,000, $1,000,000, $400,000, $100,000, $350,000, $100,000 and $50,000, respectively, under the terms of the HotPlay exchange agreement. Such advances were evidenced by convertible promissory notes in Monaker, which provide that in the event the HotPlay exchange agreement is terminated, the HotPlay convertible notes will either convert into common stock of Monaker, at a conversion price of $2.00 per share, or be forgiven in their entirety by HotPlay.

Subsidiary Formation and Funding Agreement (see page 170)

Effective on January 11, 2021, Monaker, NextTrip Group, LLC, a newly formed Florida limited liability company, which is wholly-owned by Monaker (“NextTrip”), HotPlay, and the HotPlay stockholders, entered into a Subsidiary Formation and Funding Agreement (the “Formation and Funding Agreement”). The entry into the Formation and Funding Agreement was a required condition to closing the HotPlay exchange agreement. Monaker agreed pursuant to the Formation and Funding Agreement, prior to the date of the closing, to transfer all of the assets, operations, material agreements, employees, and goodwill of Monaker relating to travel operations and business (collectively, the “travel operations”) to NextTrip to insulate the travel operations from the remainder of Monaker’s post-closing operations and allow for Monaker’s pre-closing management to continue to manage the travel operations post-closing pursuant to the terms of the NextTrip operating agreement (defined below). The Formation and Funding Agreement also requires Monaker (which at that time will have acquired 100% ownership of HotPlay), to transfer, within five (5) business days of the closing, no less than $5.8 million (less pre-closing advances (defined below)) of the cash held on the books of HotPlay at the time of closing to NextTrip (the “initial advance”). “Pre-closing advances” means the aggregate amount of the HotPlay loans. The initial advance is a 0% interest loan which is forgivable in the event of a spin-off of NextTrip. The Formation and Funding Agreement also requires Monaker to advance an additional $10 million to NextTrip in 2021, pursuant to a mutually agreed-upon schedule of advances (the “subsequent advances”, and together with the initial advance, the “advances”). The subsequent advances shall similarly be 0% interest loans which are forgivable in the event of a spin-off of NextTrip.

Additionally, as a separate requirement from the requirement to make the advances, Monaker is required to continue to fund all NextTrip expenses and operations, for so long as Monaker owns at least 50% of NextTrip, provided that NextTrip stays within 130% of a budget approved by the Board of Managers of NextTrip on an annual (calendar year) basis (the “budget threshold”). Under the Funding and Formation Agreement, NextTrip is required to assume all of the contractual and other obligations and liabilities of Monaker incurred before closing, provided that if such formal assumption is deemed too difficult or impracticable by NextTrip, or such formal assumption would trigger any defaults, required consents, or would be subject to any prerequisites, instead of formally assuming such obligations, NextTrip is required to pay such obligations as they come due and according to their terms (as such may be amended and modified from time to time).

Additionally, if Monaker’s currently pending lawsuit with IDS, Inc. (“IDS”), results in IDS returning the 1,968,000 shares of restricted common stock of Monaker which were originally issued to IDS in August 2019 (the “IDS Shares”), NextTrip shall, with the approval of the Board of Directors of Monaker, which shall not be unreasonably withheld or delayed, be able to use, and have issued for its benefit, such number of shares of Monaker for acquisitions and strategic transactions which benefit NextTrip and the travel operations, at the request of the NextTrip Board of Managers.

NextTrip Group Formation and Operating Agreement (see page 171)

On January 11, 2021, Monaker, as sole-owner of NextTrip (which has been formed as a Florida limited liability company), adopted the Operating Agreement of NextTrip (the “operating agreement”), the adoption of which was a required condition to closing the HotPlay share exchange. The operating agreement establishes the framework for the governance and operation of NextTrip. Under the operating agreement, NextTrip is authorized to issue up to 1,000,000 membership interests, of which all 1,000,000 membership interests are currently outstanding and held by Monaker. The operating agreement prohibits the transfer of any membership interests without the approval of the Board of Managers (defined below) and as such, the Board of Managers effectively has control over any change of control transaction involving NextTrip.

The operating agreement provides for a three-person Board of Managers (“Board of Managers”) who manage NextTrip. Of those three members, two of such members are appointed by William Kerby and Donald P. Monaco, the current Chief Executive Officer and director and Chairman of the board of directors of Monaker, and one of the members of the Board of Directors is selected by Monaker. Such designees can remove the managers they can appoint, replace such members from time to time in their discretion, and choose which persons fill vacancies created on the Board of Managers (to the extent such vacancies relate to positions they have authority to fill).

The initial members of the Board of Managers of NextTrip are (1) Mr. Kerby, (2) Mr. Monaco, and (3) Mr. J. Todd Bonner, a Director of HotPlay.

The Board of Managers are tasked with creating a budget for NextTrip from time to time, but at least annually.

Mr. Kerby serves as the Chief Executive Officer of NextTrip, and has the authority to appoint employees of NextTrip, and set forth their positions and salaries with NextTrip, and to further provide for the bonuses payable to such persons, provided that such compensation and bonuses do not exceed more than $500,000 in aggregate in any calendar year.

The operating agreement also provides that the Board of Managers, in their sole discretion, subject to applicable law, and advice of counsel, may determine that it is in the best interests of NextTrip to spin-off the membership interests of NextTrip held by Monaker to Monaker’s stockholders (a “spin-off” and a “spin-off determination”). In the event of a spin-off determination, the board of directors of Monaker is required to hold a Special Meeting of the board of directors to discuss such spin-off determination (the “spin-off meeting”), and whether or not such spin-off determination is in the best interests of Monaker and its stockholders. Notwithstanding the foregoing, it is to be presumed that such spin-off is in the best interests of Monaker and its stockholders. In the event the board of directors determines not to move forward with a spin-off, the Board of Managers may make additional spin-off determinations in the future, subject to the obligation of the board of directors of Monaker to approve such spin-offs. If the board of directors of Monaker determines to move forward with the spin-off, the spin-off will proceed according to applicable law, and if necessary, NextTrip will convert into a corporation prior to, or in connection with, such spin-off. Notwithstanding the rights of the Board of Managers above, neither Monaker, NextTrip, or the Board of Managers have any present intention to affect a spin-off of NextTrip.

Additionally, if the board of directors of Monaker has determined to proceed with a spin-off, the number of authorized membership interests of NextTrip are automatically increased by 33%, after which time the Board of Managers are authorized to issue additional membership interests of NextTrip to managers, officers, management, employees, or consultants of NextTrip, in their sole discretion, in consideration for services rendered or to be rendered.

Director Voting Agreement (see page 173)

On or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Monaker board of directors at the closing, entered into a Voting Agreement with Mr. William Kerby, the Chief Executive Officer and director of Monaker and Mr. Donald P. Monaco, the Chairman of the board of directors of Monaker (the “Voting Agreement”). Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of Monaker which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the board of directors of the Company, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the board of directors of Monaker. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders.

Management Following the HotPlay Share Exchange  (see page 259)

Effective as of the closing of the HotPlay exchange agreement, each of the executive officers of the Company will continue with the Company, and the officers of the combined company will include Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive Officer) and (2) Ms. Nithinan Boonyawattanapisut (who will also become a member of the Company’s board of directors, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company.

Interests of Certain Directors, Officers and Affiliates of Monaker  (see pages 134 and 167)

When considering the recommendation of the Monaker board of directors, you should be aware that certain members of the Monaker board of directors and named executive officers of Monaker have interests in the share exchanges that may be different from, or in addition to, interests they may have as Monaker stockholders. The Monaker board of directors was aware of the following interests and considered them, among other matters, in its decision to approve the share exchange agreements.

Continued Service with Combined Company

At the effective time of the HotPlay share exchange, the officers of the combined company will include Mr. William Kerby (the Company’s current Chief Executive Officer), who will serve as co-Chief Executive Officer of the Company, along with Ms. Boonyawattanapisut; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company.

Additionally, Mr. William Kerby, Mr. Donald P. Monaco, and Mr. Simon Orange, current directors of Monaker, will continue as directors of the combined company after the effective time of the HotPlay share exchange. Additionally, each of the HotPlay stockholders and their affiliates also agreed to vote for the nomination and appointment of each of Mr. Kerby and Mr. Monaco until nominee the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders, as described in greater detail under “Agreements Related to the HotPlay Share Exchange—Director Voting Agreement” on page 173.

Other

The interests of the Monaker board of directors also relate to or arise from, among other things:

●          severance benefits to which each of Monaker’s executive officers would become entitled in the event of a change of control of Monaker and/or his or her termination of employment within specified periods of time relative to the completion of the HotPlay share exchange, and additional amounts which would be payable to Mr. William Kerby, our Chief Executive Officer and director and Mr. Donald P. Monaco, our Chairman in guaranty fees, as specified below under “The Share Exchanges—Interests of the Monaker Directors and Executive Officers in the Share Exchanges”, beginning on page 134, under “Change of Control Payments with Monaker’s Named Executive Officers and Guaranty Agreement”;

●          that William Kerby and Donald P. Monaco, currently directors of Monaker, will serve as two of the three members of the Board of Managers of NextTrip following the HotPlay share exchange, and will therefore have effective control over the pre-closing assets and operations of Monaker, as specified below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171;

●          that the operating agreement of NextTrip provides that the Board of Managers of NextTrip the right to request that Monaker spin-off the membership interests of NextTrip held by Monaker to Monaker’s stockholders, see below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171; and

●          in certain circumstances the Board of Managers of NextTrip are authorized to issue additional membership interests of NextTrip to managers, officers, management, employees, or consultants of NextTrip (which persons include the current officers and directors of Monaker), in their sole discretion, in consideration for services rendered or to be rendered, see below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171.

Material U.S. Federal Income Tax Consequences of the Share Exchanges  (see page 138)

Monaker does not anticipate the transactions contemplated by the Axion share exchange, or the Axion preferred conversion, being deemed a reorganization of Monaker under the Code or having any material tax effect for Monaker stockholders.

Since Monaker stockholders will continue to own and hold their existing shares of Monaker common stock following the HotPlay share exchange and Axion preferred conversion, the HotPlay share exchange and Axion preferred conversion generally will not result in U.S. federal income tax consequences to Monaker stockholders.

Risk Factors  (see page 39)

Both Monaker and HotPlay are subject to various risks associated with their businesses and their industries. In addition, the HotPlay share exchange, including the possibility that the HotPlay share exchange may not be completed, poses a number of risks to each company and their respective stockholders, including the following risks:

●	the market price of Monaker common stock following the completion of the share exchanges may decline as a result of the transaction;

●	the anticipated benefits of the share exchanges may not be realized;

●	Monaker stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the completion of the share exchanges;

●	Monaker stockholders may not realize a benefit from the share exchanges commensurate with the ownership dilution they will experience in connection with the share exchanges;

●	failure to complete the HotPlay share exchange may adversely affect the common stock price of Monaker and future business and operations of Monaker and HotPlay;

●	during the pendency of the HotPlay share exchange, Monaker and HotPlay may not be able to enter into a business combination with another party at a favorable price because of restrictions in the share exchange agreements, which could adversely affect their respective businesses;

●	provisions of the HotPlay share exchange agreement may discourage third parties from submitting alternative acquisition proposals, including proposals that may be superior to the share exchanges;

●	the lack of a public market for HotPlay shares makes it difficult to determine the fair value of HotPlay, and the share exchanges consideration to be issued to HotPlay securityholders may exceed the actual value of HotPlay;

●	Monaker and HotPlay will incur substantial transaction-related costs in connection with the HotPlay share exchange;

●	a failure by Monaker to comply with the continued and initial listing standards of The NASDAQ Capital Market may subject its stock to delisting from NASDAQ, which listing is a condition to the completion of the HotPlay share exchange;

●	Monaker and HotPlay may become involved in securities class action litigation or stockholder derivative litigation that could divert management’s attention and harm the combined company’s business, and insurance coverage may not be sufficient to cover all costs and damages;

●	Monaker may not be able to complete the HotPlay share exchange and may elect to pursue another strategic transaction similar to the HotPlay share exchange, which may not occur on commercially reasonably terms or at all; and

●	If the HotPlay share exchange is terminated, Monaker may not have sufficient funds on hand and may not be able to raise sufficient funds to support its operations or continue as a viable operating business.

These risks and other risks are discussed in greater detail under the section entitled “Risk Factors” beginning on page 39. Monaker and HotPlay both encourage you to read and consider all of these risks carefully.

Regulatory Approvals  (see pages 141 and 151)

Monaker must comply with applicable federal and state securities laws and the rules and regulations of The NASDAQ Stock Market in connection with the issuance of shares of Monaker common stock in connection with the closing and the Axion preferred conversion and the filing of this proxy statement with the SEC, and although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

NASDAQ Stock Market Listing  (see pages 142 and 155)

Monaker has filed an initial listing application with The NASDAQ Capital Market pursuant to The NASDAQ Stock Market’s “change of control” rules. If such application is accepted, Monaker anticipates that Monaker’s common stock will be listed on The NASDAQ Capital Market following the closing under the trading symbol “NXTP.”

Anticipated Accounting Treatment  (see page 142)

Monaker currently expects to treat the HotPlay share exchange as a purchase by HotPlay of Monaker under accounting principles generally accepted in the United States, or GAAP. Under the purchase method of accounting, the assets and liabilities of Monaker will be recorded, as of the completion of the HotPlay share exchange, at their respective fair values, in the financial statements of HotPlay. The financial statements of HotPlay issued after the completion of the HotPlay share exchange will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Monaker.

As of November 30, 2020, the Company has accounted for its 33.85% interest in Axion as an investment in affiliate, valued at the aggregate liquidation preference of the Series B Convertible Preferred Stock issued in consideration for such shares of Axion, as ownership of such Axion shares have not yet been formally transferred to the Company. In the event the ownership of the Axion shares (or voting and economic rights thereto) are successfully transferred to the Company, the Company’s ownership of Axion will be accounted for under the equity method accounting, with such interests marked to market at the end of each fiscal quarter.

Appraisal Rights and Dissenters’ Rights

Holders of Monaker common stock are not entitled to appraisal rights in connection with the share exchanges, or the Axion preferred conversion.

MARKET PRICE AND DIVIDEND INFORMATION

Historical information regarding sales prices of Monaker’s common stock is widely available because Monaker’s common stock is listed on The NASDAQ Capital Market under the symbol “MKGI.”

HotPlay is a private company, and its ordinary shares are not publicly traded.

Axion’s common shares are traded on the TSX Venture Exchange under the symbol “AXV”, and are quoted on the OTC Pink market maintained by OTC Markets, under the symbol “AXNVF”. The following table presents, for the periods indicated, the range of high and low per share sales prices for Axion’s common stock as reported on the OTC Pink market for each of the periods set forth below.

Axion Common Shares

	High	Low

Year Ended December 31, 2019
First Quarter	$0.9687	$0.6074
Second Quarter	$0.8000	$0.5350
Third Quarter	$0.7915	$0.2836
Fourth Quarter	$0.3503	$0.1960
Year Ended December 31, 2020
First Quarter	$0.3177	$0.0323
Second Quarter	$0.1987	$0.0961
Third Quarter	$0.3459	$0.0889
Fourth Quarter	$0.2100	$0.0500
Year Ended December 31, 2021
First Quarter (through February 26, 2021)	$0.1915	$0.0500

The closing price of Monaker common stock on July 20, 2020, the last trading day prior to the public announcement of the share exchanges, was $2.8956 per share, and the closing price of Monaker common stock on July 21, 2020, was $2.9459 per share, in each case as reported on The NASDAQ Capital Market.

Because the market price of Monaker common stock is subject to fluctuation, the market value of the shares of Monaker common stock that the HotPlay stockholders and the Axion stockholders and Axion creditors will be entitled to receive in the HotPlay share exchange and upon the Axion preferred conversion, respectively, may increase or decrease.

Assuming approval by The NASDAQ Capital Market of the Company’s initial listing application, required as a result of The NASDAQ Stock Market’s “change of control” rules, following the completion of the HotPlay share exchange, the Monaker common stock will be listed on The NASDAQ Capital Market and will trade under Monaker’s new name, “Nextplay Technologies, Inc.,” and new trading symbol “NXTP.”

As of February 26, 2021, the record date for the Special Meeting, Monaker had approximately 466 holders of record of its common stock. At the close of business on the record date, 18,765,839 shares of Monaker common stock were issued and outstanding. The Company also had 10,000,000 outstanding shares of Series B Preferred Stock and 3,828,500 outstanding shares of Series C Preferred Stock as of the record date, neither of which are eligible to vote at the Special Meeting.

As of the date of this proxy statement, HotPlay had four stockholders and 120,000 outstanding common shares.

Dividends

Monaker has never paid or declared any cash dividends on its common stock and Monaker is currently prohibited from making any dividend payment under the terms of the exchange agreements. Monaker currently intends to retain all available funds and any future earnings to fund the development and expansion of its business, and Monaker does not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of Monaker’s board of directors and will depend on Monaker’s financial condition, results of operations, contractual restrictions, capital requirements, and other factors that Monaker’s board of directors deems relevant.

RISK FACTORS

The combined company will be faced with a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares of Monaker common stock.

Risk Factor Summary

The below is a summary of the Risk Factors described in greater detail below:

●	The number of shares of the Company’s common stock issuable at the closing and in connection with the Axion preferred conversion will result in significant dilution to existing stockholders;

●	The majority owners of HotPlay will obtain majority voting control over the Company following the closing;

●	Monaker’s officers and directors have interests in the share exchange agreements different from the other stockholders of the Company;

●	Combining HotPlay and the Company may be more difficult, costly or time-consuming than expected and the Company may fail to realize the anticipated benefits of the HotPlay share exchange, including expected financial and operating performance of the combined company.

●	The Company may be unable to close the HotPlay share exchange on the schedule proposed, or if at all, and under certain circumstances the HotPlay share exchange may be terminated, which termination may have a material adverse effect on Monaker;

●	The Company and its operations and prospects are subject to restrictions while the HotPlay share exchange is pending;

●	The closing of the HotPlay share exchange is contingent on the Company obtaining certain approvals, which may not be obtained on a timely basis or on favorable terms, if at all, including the requirement that the Company meeting NASDAQ’s initial listing requirements, which the combined company may be unable to meet;

●	Various third parties owe the Company a significant amount of money which may not be timely paid, if at all;

●	The Company owes significant amounts to Streeterville Capital, LLC, which is secured by a security interest over substantially all of its assets;

●	The Company will need to raise additional funding to support its operations, both before and after the closing, which funding may not be available on favorable terms, if at all;

●	The Company’s operations have been negatively affected by, and have experienced material declines as a result of, COVID-19 and the governmental responses thereto;

●	Currently pending and future litigation affecting the Company and HotPlay may have a material adverse effect on the Company and/or the combined company, and/or prevent the closing;

●	The reverse stock split may have a negative effect on the Company’s post-split stock price and decrease the liquidity of the Company’s common stock;

●	The Company’s operations are subject to uncertainties and risks outside of its control, including third party delays in submissions of alternative lodging rental listings and failures to maintain such rental listings, integrations of such listings and the renewal of such listings;

●	The Company and HotPlay are, and the combined company will be, subject to extensive government regulations and rules, the failure to comply which may have a material adverse effect on the Company, HotPlay and/or the combined company;

●	The success of the Company and HotPlay are, and the combined company will be, subject to the development of new products and services over time;

●	The Company and HotPlay are, and the combined company will be, subject to competition with competitors who have significantly more resources, more brand recognition and a longer operating history than the Company and HotPlay have, and the combined company will have;

●	The Company and HotPlay are, and the combined company will be, subject to risks associated with failures to maintain intellectual property and claims by third parties relating to allegation that the Company and/or HotPlay violate such third parties’ intellectual property rights;

●	The Company and HotPlay rely, and the combined company will rely, on third party service providers and the failure of such third parties to provide the services contracted for, on the terms contracted, or otherwise, could have a material adverse effect on the Company, HotPlay and/or the combined company; and

●	The Company and HotPlay both rely on the Internet and Internet infrastructure for their operations and in order to generate revenues.

Risks Related to the HotPlay Share Exchange and Axion Preferred Conversion

The number of shares of common stock issuable pursuant to the HotPlay share exchange and in connection with the Axion preferred conversion will cause significant dilution to existing stockholders and a change of control.

Pursuant to the HotPlay share exchange, following the completion of the HotPlay share exchange and at the time of the Axion preferred conversion, the current HotPlay securityholders are expected to own approximately 63.4% of the aggregate outstanding shares of common stock of Monaker, and the Axion stockholders and Axion creditors are expected to own approximately 13.4% of the aggregate outstanding common stock of Monaker (without taking into account shares of common stock issuable upon exercise of the creditor warrants), with the Monaker stockholders prior to the effective date holding 22.9% of the aggregate outstanding common stock of the combined company (without taking into account shares of common stock issuable upon exercise of the creditor warrants). As a result, the total shares of common stock issuable upon closing of the HotPlay share exchange and in connection with the Axion preferred conversion will cause significant dilution to existing stockholders, and result in a change of control.

The number of shares that will be issuable in the HotPlay share exchange and upon conversion of the Series B Preferred Stock are not adjustable based on the market price of Monaker common stock, so the shares issued at the closing may have a greater or lesser value than the market price at the time the share exchange agreements were signed.

The number of shares of common stock issuable at the closing and upon conversion of the Series B Preferred Stock is fixed. Any changes in the market price of Monaker common stock before the closing and Axion preferred conversion will not affect the number of shares HotPlay stockholders, Series B Preferred Stock holders or Axion creditors will be entitled to receive pursuant to the share exchanges. Therefore, if before the closing, the market price of Monaker’s common stock declines from the market price on the date of the share exchanges, then the HotPlay stockholders, Axion stockholders or Axion creditors could receive consideration with a substantially lower value. Similarly, if before the completion of the share exchanges, the market price of Monaker common stock increases from the market price on the date of the share exchange agreements, then the HotPlay stockholders, Axion stockholders or Axion creditors could receive consideration with substantially more value for their shares of HotPlay capital stock, Axion capital stock and debt than the parties had negotiated for in the establishment of the exchange ratios. The HotPlay share exchange agreement does not include a price-based termination right.

The market price of Monaker’s common stock following the HotPlay share exchange may decline as a result of the transactions.

The market price of Monaker’s common stock may decline as a result of the HotPlay share exchange for a number of reasons, including if:

●	investors react negatively to the combined company’s business and prospects; or

●	the performance of the combined company’s business or its prospects are not consistent with the expectations of financial or industry analysts.

The Company has not yet transferred the shares of Axion acquired pursuant to the closing of the Axion share exchange into its name and may be unable to transfer such shares.

Although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred. In the event the transfer of the Axion shares is not approved, or delayed, the Company may be unable to take title to such shares, which could have adverse effects on the Company’s accounting for such acquisition and may ultimately prevent the Company from recognizing the value of such shares. For example, as of November 30, 2020, the Company has accounted for its 33.85% interest in Axion as an investment in affiliate, valued at the aggregate liquidation preference of the Series B Convertible Preferred Stock issued in consideration for such shares of Axion, as ownership of such Axion shares have not yet been formally transferred to the Company.

On November 18, 2020, Axion issued a press release in which it purported to dispute Monaker’s November 18, 2020 news release and Current Report on Form 8-K filings claiming that it had acquired a 33.8% equity stake in Axion, purportedly on the basis that Axion believes that such sale would breach the cease trade order issued by the British Columbia Securities Commission dated August 4, 2020, and requirements related to take-over bids. Monaker fundamentally disagrees with Axion’s claims in its November 18, 2020 press release, which Monaker believes were made to damage Monaker’s reputation and without any legitimate purpose. On January 14, 2021, Axion announced that it would be commencing a civil claim against Mr. Bonner, Ms. Boonyawattanapisut and various related entities, and Monaker and William Kerby, its Chief Executive Officer, raising a number of allegations including a conspiracy to misappropriate Axion intellectual property for the benefit of conspirators. Neither Monaker nor Mr. Kerby have been formally served with proceedings to date. However, based on their understanding of the allegations as set out in Axion’s January 14, 2021 press release, Monaker believes the civil claim to be meritless and purely tactical.

Some Monaker executive officers and directors have interests in the HotPlay share exchange that are different from, or in addition to, yours and that may influence them to support or approve the issuance of shares of Monaker common stock in connection with the HotPlay share exchange and Axion preferred conversion and the related matters to be acted upon by Monaker’s stockholders at the Special Meeting.

Certain executive officers and directors of Monaker participate in arrangements that provide them with interests in the HotPlay share exchange and Axion preferred conversion that are different from, or in addition to, yours, including, among others, the continued service as an executive officer or director of the combined company, severance benefits, continued indemnification and control over, and potential rights to ownership of, NextTrip, which entity will be formed to hold Monaker’s pre-combination assets and operations.

These interests, among others, may have influenced or may influence the officers and directors of Monaker to support or approve the issuance of shares of Monaker common stock in connection with the HotPlay share exchange and Axion preferred conversion and the related matters to be acted upon by Monaker’s stockholders at the Special Meeting. For more information concerning the interests of Monaker executive officers and directors, see the section entitled “The Share Exchanges—Interests of the Monaker Directors and Executive Officers in the Share Exchanges” beginning on page 134 of this proxy statement.

Monaker’s stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the completion of the HotPlay share exchange and Axion preferred conversion.

After the completion of the HotPlay share exchange and Axion preferred conversion, the current stockholders of Monaker will own a significantly smaller percentage of the combined company than their ownership of Monaker prior to the HotPlay share exchange and Axion preferred conversion. At the effective time of the HotPlay share exchange and Axion preferred conversion, Monaker’s equity holders will collectively own approximately 22.9% of the outstanding shares of the combined company (when not including shares issuable upon exercise of the creditor warrants), based on the current number of Monaker shares outstanding. This calculation does not contemplate outstanding Monaker option awards, which will remain outstanding under their existing terms following the HotPlay share exchange and Axion preferred conversion. In addition, the nine-member board of directors of the combined company will initially be comprised of four members selected by HotPlay and related parties and two directors selected by the current members of the board of directors of Monaker, as well as three additional directors mutually agreed to by Monaker and HotPlay. Consequently, Monaker’s stockholders will be able to exercise less influence over the management and policies of the combined company than they currently exercise over the management and policies of Monaker.

Additionally, as discussed below under “Agreements Related to the HotPlay Share Exchange— Subsidiary Formation and Funding Agreement”, beginning on page 170, prior to the closing, the current travel operations of Monaker will be transferred to NextTrip, which will be controlled by a three person management board, which will include Mr. William Kerby, our current Chief Executive Officers and director and Mr. Donald P. Monaco, the current Chairman of the board of directors, as well as one person appointed by the combined company. Because the management board will have control over NextTrip, the stockholders of Monaker before, and after, the HotPlay share exchange and Axion preferred conversion, will have little to no control or influence over the Company’s travel operations after the closing.

Monaker’s stockholders may not realize a benefit from the HotPlay share exchange commensurate with the ownership dilution they will experience in connection with the HotPlay share exchange.

If the combined company is unable to realize the full strategic and financial benefits anticipated from the HotPlay share exchange, Monaker’s stockholders will have experienced substantial dilution of their ownership interests without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the combined company is able to realize only part of the strategic and financial benefits currently anticipated from the HotPlay share exchange.

Combining HotPlay and the Company may be more difficult, costly or time-consuming than expected and the Company may fail to realize the anticipated benefits of the HotPlay share exchange, including expected financial and operating performance of the combined company.

The success of the HotPlay share exchange will depend, in part, on the combined company’s ability to realize anticipated cost savings from combining the businesses of the Company and HotPlay. To realize the anticipated benefits and cost savings from the HotPlay share exchange, the Company and HotPlay must successfully integrate and combine their businesses in a manner that permits those cost savings to be realized. If the Company and HotPlay are not able to successfully achieve these objectives, the anticipated benefits of the HotPlay share exchange may not be realized fully or at all or may take longer to realize than expected. In addition, the actual cost savings of the HotPlay share exchange could be less than anticipated.

The Company and HotPlay have operated and, until the completion of the HotPlay share exchange, must continue to operate independently. It is possible that the integration process could result in the loss of key employees, the disruption of our ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect our ability to maintain relationships with customers, suppliers and employees or to achieve the anticipated benefits and cost savings of the HotPlay share exchange. Integration efforts between the two companies may also divert management attention and resources. These integration matters could have an adverse effect on each of the Company and HotPlay during this transition period and for an undetermined period after completion of the HotPlay share exchange on the combined company.

The combined company may be unable to retain Company and/or HotPlay personnel successfully after the HotPlay share exchange is completed.

The success of the HotPlay share exchange will depend in part on the combined company’s ability to retain the talents and dedication of key employees currently employed by the Company and HotPlay. These employees may decide not to remain with the Company or HotPlay, as applicable, while the HotPlay share exchange is pending, or with the combined company after the HotPlay share exchange is consummated. If key employees terminate their employment, the combined company’s business activities may be adversely affected and management’s attention may be diverted from successfully integrating the Company and HotPlay to hiring suitable replacements, all of which may cause the combined company’s business to suffer. In addition, the Company and HotPlay may not be able to locate or retain suitable replacements for any key employees who leave either company.

HotPlay will need to raise additional funding prior to closing.

A required condition to closing the HotPlay exchange agreement is that HotPlay have at least $15 million (less any funds previously advanced to the Company) in cash at the time of closing. As of the date of this proxy statement, HotPlay has advanced the Company an aggregate of $3,000,000, which is evidenced by Convertible Promissory Notes described in greater detail under “Agreements Related to the HotPlay Share Exchange—HotPlay Convertible Notes”, beginning on page 173, and which funding we do not anticipate continuing moving forward and HotPlay and HotPlay Thailand, combined, as of November 30, 2020, had a total of approximately $71,000 of cash on hand. As such, prior to closing, HotPlay will need to raise an aggregate of approximately $12 million, which funding is anticipated to come from an advance from Tree Roots, a HotPlay stockholder. In the event that Tree Roots does not provide the funding and HotPlay cannot otherwise raise the funding required by closing, the closing may not occur, or the Company may be forced to reduce such amount of funding required at closing, or waive such condition to closing.

Regulatory and other approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or that could have an adverse effect on the combined company following the HotPlay share exchange.

Before the HotPlay share exchange may be completed, applicable approvals may need to be obtained under certain laws and regulations and from various third parties. In deciding whether to grant regulatory clearances and approvals, the relevant governmental entities may consider, among other things, the effect of the HotPlay share exchange on competition within their relevant jurisdiction. The terms and conditions of the approvals that are granted may impose requirements, limitations or costs or place restrictions on the conduct of the combined company’s business. We and HotPlay may need to provide significant additional consideration to third parties who hold contractual rights to approve and consent to the HotPlay share exchange. There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not have the effect of delaying completion of the HotPlay share exchange or that obtaining the consent of such regulators or third parties will not result in additional material costs. In addition, any such conditions, terms, obligations or restrictions may result in the delay or abandonment of the HotPlay share exchange.

The consummation of the HotPlay share exchange will result in a change of control of the Company.

Due to the significant number of shares issuable at the closing of the HotPlay share exchange (i.e., 52,000,000 shares of Monaker common stock (currently representing 63.4% of the shares of common stock which will be outstanding at closing, based on Monaker’s current outstanding shares)), a change of control of the Company will be deemed to have occurred, and the owners of HotPlay prior to the HotPlay share exchange will obtain control of the Company (both as to the board of directors and voting control over the Company). Additionally, the HotPlay exchange agreement requires all but three of our current directors to resign and the appointment of four new directors, which are to be nominated by Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, and that Red Anchor and Monaker are required to mutually agree on a seventh, eighth and ninth director who will be independent, unless otherwise agreed by the parties (one of which is currently anticipated to be one of Monaker’s current directors). Additionally, the new stockholders obtaining shares in the HotPlay share exchange will exercise control in determining the outcome of all corporate transactions or other matters, including the election and removal of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a further change in control. Any investors who purchase shares or hold shares prior to the HotPlay share exchange will be minority stockholders and as such will have little to no say in the direction of the Company and the election of directors. Additionally, it will be difficult if not impossible for investors to remove the directors appointed by the prior owners of HotPlay, which will mean they will remain in control of who serves as officers of the Company as well as whether any changes are made in the board of directors. An owner of the Company’s securities should keep in mind that your shares, and your voting of such shares, will likely have little effect on the outcome of corporate decisions.

Pursuant to the voting agreement entered into with the HotPlay stockholders in connection with the HotPlay exchange agreement, two of our current directors will continue to be re-appointed as members of our board of directors until February 26, 2026, provided such stockholders maintain their voting control over the Company.

On or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Monaker board of directors at the closing, entered into a Voting Agreement with Mr. William Kerby, the Chief Executive Officer and director of Monaker and Mr. Donald P. Monaco, the Chairman of the board of directors of Monaker. Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of Monaker which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the board of directors of the Company, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the board of directors of Monaker. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders. As such, because the HotPlay stockholders will hold approximately 63.4% of the Company’s outstanding shares of common stock (based on the current number of outstanding shares of common stock of the Company), Mr. Kerby and Mr. Monaco will continue to be appointed to the board of directors of the Company until February 26, 2026, provided such HotPlay stockholders maintain their voting control over the Company, and minority stockholders will not have the ability to remove such directors as directors of the Company.

Upon the closing of the HotPlay share exchange we plan to transition a significant portion of our business operations to those of HotPlay.

While we plan to continue to operate in the travel industry, and through our indirect ownership of Longroot Thailand, whose revenues are derived from the participation in fundraising activities via the issuance of crypto tokens through its Initial Coin Offering (ICO) Portals, following the closing of the HotPlay share exchange, we anticipate that the more significant portion of our assets and operations will be related to in-game advertising. We have no experience operating as an in-game advertising company and our operations in such industry will be subject to all of the risks of any new business in a new industry. Our change in business structure may not be successful. Additionally, such new controlling stockholders, directors and officers may not be able to properly manage our new direction. If our new management fails to properly manage and direct our operations, we may be forced to scale back or abandon our operations, which may cause the value of our common stock to decline or become worthless.

We will be subject to business uncertainties and contractual restrictions while the HotPlay share exchange is pending.

Uncertainty about the effect of the HotPlay share exchange on employees and partners may have an adverse effect on us. These uncertainties may impair our ability to attract, retain and motivate key personnel until the HotPlay share exchange is completed, and could cause partners and others that deal with us to seek to change existing business relationships, cease doing business with us or cause potential new partners to delay doing business with us until the HotPlay share exchange has been successfully completed. Retention of certain employees may be challenging during the pendency of the HotPlay share exchange, as certain employees may experience uncertainty about their future roles or compensation structure. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the business, our business following the HotPlay share exchange could be negatively impacted. In addition, the exchange agreements restrict us from making certain acquisitions and taking other specified actions until the HotPlay share exchange is completed without certain consents and approvals. These restrictions may prevent us from pursuing attractive business opportunities that may arise prior to the completion of the HotPlay share exchange.

The HotPlay exchange agreement limits our ability to pursue alternatives to the HotPlay share exchange.

The HotPlay exchange agreement contains provisions that could adversely impact competing proposals to acquire us. These provisions include the prohibition on us generally from soliciting any acquisition proposal or offer for a competing transaction. These provisions might discourage a third party that might have an interest in acquiring all or a significant part of our company from considering or proposing an acquisition, even if that party was prepared to pay consideration with a higher value than the currently proposed consideration payable pursuant to the HotPlay share exchange.

The HotPlay exchange agreement may be terminated in accordance with its terms and the HotPlay share exchange may not be completed.

The HotPlay exchange agreement is subject to several conditions that must be fulfilled in order to complete the HotPlay share exchange. These conditions to the closing of the HotPlay share exchange may not be fulfilled and, accordingly, the HotPlay share exchange may not be completed. In addition, the parties to the HotPlay exchange agreement can generally terminate such agreement if the transactions contemplated thereby do not close by April 30, 2021 (provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing), under certain other conditions if the terms of the HotPlay share exchange is breached, and the parties can mutually decide to terminate the HotPlay exchange agreement at any time. In addition, the Company and the counterparties to the HotPlay exchange agreement may elect to terminate the HotPlay exchange agreement in certain other circumstances.

Certain of the Company’s warrant holders will need to approve the HotPlay exchange agreement or agree to modify such warrants, or such warrant holders will have the right to require the Company to repurchase such warrants upon the closing of the HotPlay share exchange.

Certain of the Company’s outstanding warrant agreements include provisions which allow such holders the right, following a fundamental transaction, such as the one contemplated by the HotPlay share exchange, to require the Company to repurchase such securities at their Black Scholes values, which repurchase amounts may be significant and may be several times more than the exercise prices of such warrants, even if they are significantly out-of-the-money. As a result, in the event such warrant holders do not consent to the HotPlay share exchange, exercise their warrants before the date of closing of the HotPlay share exchange, or otherwise agree to modify such warrants, the Company may be forced to expend significant resources repurchasing such warrants and the funding for such repurchases may not be available on favorable terms, if at all, and/or such conditions and requirements may ultimately prevent the HotPlay share exchange from closing.

Termination of the HotPlay exchange agreement could negatively impact the Company.

In the event the HotPlay exchange agreement is terminated, our business may have been adversely impacted by our failure to pursue other beneficial opportunities due to the focus of management on the HotPlay share exchange, and the market price of our common stock might decline to the extent that the current market price reflects a market assumption that the HotPlay share exchange will be completed. If the HotPlay exchange agreement is terminated and our board of directors seeks another acquisition or business combination, our stockholders cannot be certain that we will be able to find a party willing to offer equivalent or more attractive consideration than the consideration provided for by the HotPlay share exchange.

The combined company will be required to re-meet the initial listing standards of The NASDAQ Capital Market to close the HotPlay share exchange.

The closing of the HotPlay share exchange requires that the Company requalify for initial listing on The NASDAQ Capital Market, pursuant to the applicable guidance and requirements of NASDAQ as of the date of the closing of the HotPlay share exchange . The NASDAQ Capital Market initial listing standards include more stringent requirements than The NASDAQ Capital Market continued listing standards.

The NASDAQ Capital Market initial listing standards require that issuers meet one of the following tests: (1) $750,000 of pre-tax income (in either the last fiscal year or two of the three most recent years), $5 million of public float, $4 million of stockholders’ equity and a minimum closing price of $3 per share; (2) $15 million of public float, $5 million of stockholders’ equity, a $3 per share price and 2 years of operating history; or (3) a $50 million market cap; $15 million of public float, $4 million of stockholders’ equity, and a $2 per share price, plus in each case 300 round lot stockholders and 1,000,000 shares of total public float, with at least half of such required number of round lot stockholders holding unregistered securities with a minimum value of $2,500.

While we have filed a new initial listing application to date, we may not be able to re-meet the initial listing standards described above upon closing of the HotPlay share exchange, which is a required condition to closing the HotPlay exchange agreement, and such initial listing application may not be approved by NASDAQ. Furthermore, even if NASDAQ does approve our application, such closing condition may delay the closing.

The HotPlay exchange agreement contains provisions that may discourage other companies from trying to combine with us on more favorable terms while the HotPlay share exchange is pending.

The HotPlay exchange agreement contains provisions that may discourage a third party from submitting a business combination proposal to us that might result in greater value to our stockholders than the HotPlay share exchange. These provisions include a general prohibition on us from soliciting, or, subject to certain exceptions, entering into discussions with any third party regarding any acquisition proposal or offers for competing transactions.

Failure to complete the HotPlay share exchange could negatively impact our stock price and future business and financial results.

If the HotPlay share exchange is not completed, our ongoing business may be adversely affected and we would be subject to a number of risks, including the following:

●          we will not realize the benefits expected from the HotPlay share exchange, including a potentially enhanced competitive and financial position, expansion of assets and therefore opportunities, and will instead be subject to all the risks we currently face as an independent company;

●          we may experience negative reactions from the financial markets and our partners and employees;

●          the HotPlay exchange agreement places certain restrictions on the conduct of our business prior to the completion of the HotPlay share exchange or the termination of the exchange agreement. Such restrictions, the waiver of which is subject to the consent of the counterparties to such agreements, may prevent us from making certain acquisitions, taking certain other specified actions or otherwise pursuing business opportunities during the pendency of the HotPlay share exchange; and

●          matters relating to the HotPlay share exchange (including integration planning) may require substantial commitments of time and resources by our management, which would otherwise have been devoted to other opportunities that may have been beneficial to us as an independent company.

Significant costs are expected to be incurred in connection with the consummation of the HotPlay share exchange and integration of the Company and HotPlay into a single business, including legal, accounting, financial advisory and other costs.

If the HotPlay share exchange is consummated, the Company and HotPlay expect to incur significant costs in connection with integrating their operations and personnel. These costs may include costs for:

●       employee redeployment, relocation or severance;

●       integration of information systems; and

●       reorganization or closures of facilities.

In addition, the Company and HotPlay expect to incur a number of non-recurring costs associated with combining the operations of the two companies, which cannot be estimated accurately at this time. The Company and HotPlay will also incur transaction fees and other costs related to the HotPlay share exchange. Additional unanticipated costs may be incurred in the integration of the businesses of the Company and HotPlay. Although the Company and HotPlay expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, may offset incremental transaction and transaction-related costs over time, this net benefit may not be achieved in the near term, or at all. There can be no assurance that the Company and HotPlay will be successful in these integration efforts.

The conversion of the HotPlay convertible notes (and future HotPlay convertible notes) into common stock pursuant to their terms, will cause immediate and substantial dilution.

As described in greater detail under “Agreements Related to the HotPlay Share Exchange—HotPlay Convertible Notes”, beginning on page 173, in certain situations the HotPlay convertible notes (and future convertible notes issued to HotPlay) automatically convert into common stock of the Company at a conversion price of $2.00 per share. If converted in full as of the date of this proxy statement, without taking into account accrued interest, which also converts into common stock at a conversion price of $2.00 per share, HotPlay would be issued an aggregate of 1,500,000 shares of common stock. Such issuance would result in immediate and substantial dilution to the interests of other stockholders.

The conditions under the HotPlay exchange agreement required to consummate the HotPlay share exchange may not be satisfied at all or in the anticipated timeframe.

The obligations of HotPlay and the HotPlay stockholders to complete the HotPlay share exchange are subject to certain conditions, including the approval by Monaker’s stockholders of certain matters and other customary closing conditions, including, among other things, the accuracy of the representations and warranties contained in the HotPlay share exchange, subject to certain materiality qualifications, compliance by the parties with their respective covenants under the HotPlay exchange agreement and no law or order preventing the HotPlay share exchange and related transactions. Monaker also intends to pursue all required approvals in accordance with the HotPlay exchange agreement. However, no assurance can be given that the required approvals will be obtained and, even if all such approvals are obtained, no assurance can be given as to the terms, conditions and timing of the approvals or that they will satisfy the terms of the HotPlay share exchange.

The lack of a public market for HotPlay shares makes it difficult to determine the fair market value of HotPlay, and the consideration to be issued to HotPlay stockholders may exceed the actual value of HotPlay.

The outstanding capital stock of HotPlay is privately held and is not traded on any public market, which makes it difficult to determine the fair market value of HotPlay. There can be no assurances that the consideration to be issued to the HotPlay securityholders will not exceed the actual value of HotPlay.

Certain of the HotPlay stockholders are also holders of our Series B Preferred Stock and/or Series C Preferred Stock.

Cern One, an Axion creditor, is 100% owned by Ms. Nithinan Boonyawattanapisut, while Red Anchor is 30.5% and 28.8% owned by Ms. Boonyawattanapisut and Mr. J. Todd Bonner, respectively, who are lawfully married. Mr. J. Todd Bonner is a member of the Board of Directors of Axion, the Chairman and a director of HotPlay, and will become a member of the Board of Directors following the closing. Ms. Nithinan Boonyawattanapisut, is the Managing Director of HotPlay and will become our co-Chief Executive Officer and director following the closing. Cern One also had a 2.4% ownership interest in Axion prior to the closing of the Axion exchange agreement. Such ownership may concentrate control of the Company following the closing of the HotPlay Share Exchange, and the conversion of the Series B and Series C Preferred Stock.

Axion owes us a substantial amount of money, the payment of which is in default, and which may not be timely repaid, if at all.

Pursuant to the Axion share exchange, Monaker acquired $7,657,023 of debt owed by Axion. As of June 30, 2019, the last date that publicly available information for Axion is available, Axion had $2.5 million more liabilities than assets. The Axion debt acquired by the Company pursuant to the November 16, 2020 closing of the Axion share exchange is currently past due, and has not been paid to date. We may have to take legal action to enforce the repayment of such debt. Furthermore, Axion may not have sufficient cash to repay such debt. The debt is unsecured and as such, secured creditors of Axion may have priority rights to Axion’s assets in connection with any liquidation or bankruptcy. In the event the Axion debt is not paid and/or not paid in full, it could have a material adverse effect on our cash flows and our ability to pay our debts as they become due. Any continued failure by Axion to timely repay their debt obligations under the Axion debt acquired pursuant to the Axion share exchange could cause the value of our securities to decline in value or become worthless.

Monaker and the combined company will incur substantial transaction-related costs in connection with the HotPlay share exchange.

Monaker has incurred, and expects to continue to incur, a number of non-recurring transaction-related costs associated with completing the HotPlay share exchange and related transactions. These fees and costs have been, and will continue to be, substantial. Non-recurring transaction costs include, but are not limited to, fees paid to legal, financial and accounting advisors, filing fees and printing costs. Additional unanticipated costs may be incurred in the integration of Monaker’s business with HotPlay’s business, which may be higher than expected and could have a material adverse effect on the combined company’s financial condition and operating results.

The success of the proposed business combination of Monaker and HotPlay will depend in part on relationships with third parties, which relationships may be affected by third-party preferences or public attitudes about the HotPlay share exchange. Any adverse changes in these relationships could adversely affect Monaker’s or HotPlay’s business, financial condition, or results of operations.

The success of the HotPlay share exchange will be in part dependent on the combined entity’s ability to maintain and renew the business relationships of both Monaker and HotPlay and to establish new business relationships. There can be no assurance that the management of Monaker will be able to maintain such business relationships, or enter into or maintain new business contracts and other business relationships, on acceptable terms, if at all. The failure to maintain important business relationships could have a material adverse effect on the business, financial condition, or results of operations of Monaker and HotPlay.

Litigation could prevent or delay the closing of the HotPlay share exchange or otherwise negatively impact the business and operations of the Company.

The Company may incur costs in connection with the defense or settlement of any stockholder lawsuits filed in connection with the HotPlay share exchange. Such litigation could have an adverse effect on the financial condition and results of operations of the Company and could prevent or delay the consummation of the HotPlay share exchange. Additionally, litigation, affecting HotPlay and/or the HotPlay stockholders, the Axion stockholders and/or Axion creditors, could delay or prevent the closing of the HotPlay share exchange. For example, on November 18, 2020, Axion issued a press release in which it purported to dispute Monaker’s November 18, 2020 news release and Current Report on Form 8-K filings claiming that it had acquired a 33.8% equity stake in Axion, purportedly on the basis that Axion believes that such sale would breach the cease trade order issued by the British Columbia Securities Commission dated August 4, 2020, and requirements related to take-over bids. Monaker fundamentally disagrees with Axion’s claims in its November 18, 2020 press release, which Monaker believes were made to damage Monaker’s reputation and without any legitimate purpose. On January 14, 2021, Axion announced that it would be commencing a civil claim against Mr. Bonner, Ms. Boonyawattanapisut and various related entities, and Monaker and William Kerby, its Chief Executive Officer, raising a number of allegations including a conspiracy to misappropriate Axion intellectual property for the benefit of conspirators. Neither Monaker nor Mr. Kerby have been formally served with proceedings to date. However, based on their understanding of the allegations as set out in Axion’s January 14, 2021 press release, Monaker believes the civil claim to be meritless and purely tactical.

Monaker or the combined company may become involved in securities class action litigation that could divert management’s attention and harm the combined company’s business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, securities class action or stockholder derivative litigation often follows certain significant business transactions, such as the sale of a business division or announcement of a business combination. The combined company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could adversely affect the combined company’s business.

Risks Related to the Proposed Reverse Stock Split

The reverse stock split may not increase the combined company’s stock price over the long-term.

The principal purpose of the reverse stock split is to increase the per-share market price of Monaker’s common stock. It cannot be assured, however, that the reverse stock split will accomplish this objective for any meaningful period. While it is expected that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of Monaker’s common stock, it cannot be assured that the reverse stock split will increase the market price of its common stock by a multiple of the proposed reverse stock split ratio, or result in any permanent or sustained increase in the market price of Monaker’s common stock, which is dependent upon many factors, including the combined company’s business and financial performance, general market conditions, and prospects for future success. Thus, while the stock price of the combined company might meet the initial and continued listing requirements for The NASDAQ Capital Market initially, it cannot be assured that it will continue to do so.

The reverse stock split may decrease the liquidity of the combined company’s common stock.

Although the Monaker board of directors believes that the anticipated increase in the market price of the combined company’s common stock could encourage interest in its common stock and possibly promote greater liquidity for its stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split. The reduction in the number of outstanding shares may lead to reduced trading and a smaller number of market makers for Monaker’s common stock.

The reverse stock split may lead to a decrease in the combined company’s overall market capitalization.

Should the market price of the combined company’s common stock decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. A reverse stock split may be viewed negatively by the market and, consequently, can lead to a decrease in the combined company’s overall market capitalization. If the per share market price does not increase in proportion to the reverse stock split ratio, then the value of the combined company, as measured by its stock capitalization, will be reduced. In some cases, the per-share stock price of companies that have affected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, it cannot be assured that the total market value of Monaker’s common stock will remain the same after the reverse stock split is affected, or that the reverse stock split will not have an adverse effect on Monaker’s stock price due to the reduced number of shares outstanding after the reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of Monaker’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

The combined company may not meet the initial listing criteria for companies trading on The NASDAQ Capital Market following the reverse stock split, which could cause the Company’s common stock to be delisted or subject to delisting.

As described in the risk factor entitled “The combined company will be required to re-meet the initial listing standards of The NASDAQ Capital Market to close the HotPlay share exchange”, above, the closing of the HotPlay share exchange requires that the Company requalify for initial listing on The NASDAQ Capital Market, pursuant to the applicable guidance and requirements of NASDAQ as of the date of the closing of the HotPlay share exchange. The NASDAQ Capital Market initial listing standards include more stringent requirements than The NASDAQ Capital Market continued listing standards, which typically include, among other things, a required minimum closing price of $3 per share. The reverse stock split may not result in us having a trading price sufficient to meet the initial listing requirements of The NASDAQ Capital Market and our common stock may be delisted from The NASDAQ Capital Market following the closing of the HotPlay share exchange.

Risks Related to Monaker’s Operations, Business and Industry

We need additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern.

As of November 30, 2020, the Company had an accumulated deficit of $122,955,764. Net loss for the nine months ended November 30, 2020, amounted to $7,102,867. Our travel and commission operations generated a gross profit of only $4,579 for the nine months ended November 30, 2020, and as of November 30, 2020, we had a working capital deficit of $534,137. The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.

We are subject to all the substantial risks inherent in the development of a new business enterprise within an extremely competitive industry. Due to the absence of a long-standing operating history and the emerging nature of the markets in which we compete, we anticipate operating losses until we can successfully implement our business strategy, which includes all associated revenue streams. Our revenue model is new and evolving, and we cannot be certain that it will be successful. The potential profitability of this business model is unproven. We may never ever achieve profitable operations or generate significant revenues. Our future operating results depend on many factors, including demand for our products, the level of competition, and the ability of our officers to manage our business and growth. As a result of the emerging nature of the market in which we compete, we may incur operating losses until such time as we can develop a substantial and stable revenue base. Additional development expenses may delay or negatively impact the ability of the Company to generate profits. Accordingly, we cannot assure you that our business model will be successful or that we can sustain revenue growth, achieve or sustain profitability, or continue as a going concern. Furthermore, due to our relatively small size and market footprint, we may be more susceptible to issues affecting the global travel and cryptocurrency industries in general, such as COVID-19, contractions in the global travel industry, and cryptocurrency regulatory changes, as compared to larger competitors.

We currently have a monthly cash requirement of approximately $600,000. We believe that in the aggregate, we could require several millions of dollars to support and expand the marketing and development of our travel products, repay debt obligations, provide capital expenditures for additional equipment and development costs, payment obligations, office space and systems for managing the business, and cover other operating costs until our planned revenue streams from all products are fully- implemented and begin to offset our operating costs. We require additional funding in the future and if we are unable to obtain additional funding on acceptable terms, or at all, it will negatively impact our business, financial condition and liquidity.

Since our inception, we have funded our operations with the proceeds from equity and debt financings. Currently, revenues provide less than 10% of our cash requirements. Our remaining cash needs are derived from debt and equity raises.

We have experienced liquidity issues due to, among other reasons, our limited ability to raise adequate capital on acceptable terms. We have historically relied upon the sale of common stock and the issuance of promissory notes to fund our operations and have devoted significant efforts to reduce that exposure. We anticipate that we will need to issue equity to fund our operations and continue to repay our outstanding debt for the foreseeable future. If we are unable to achieve operational profitability or we are not successful in securing other forms of financing, we will have to evaluate alternative actions to reduce our operating expenses and conserve cash.

These conditions raise substantial doubt about our ability to continue as a going concern for the next twelve months. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The financial statements included herein also include a going concern footnote from our auditors.

In the event we are unable to raise adequate funding in the future for our operations and to pay our outstanding debt obligations, we may be forced to scale back our business plan and/or liquidate some or all of our assets or may be forced to seek bankruptcy protection, which could result in the value of our outstanding securities declining in value or becoming worthless.

The COVID-19 pandemic has had, and is expected to continue to have, a material adverse impact on the travel industry and our business, operating results and liquidity.

The COVID-19 pandemic, and governmental responses thereto, including travel restrictions, ‘stay-at-home’ orders and required social distancing orders, have severely restricted the level of economic activity around the world, and is having an unprecedented effect on the global travel industry. Additionally, the ability to travel has been curtailed through border closures, mandated travel restrictions and limited operations of hotels and airlines, and may be further limited through additional voluntary or mandated closures of travel-related businesses.

The measures implemented to contain the COVID-19 pandemic have had, and are expected to continue to have, a significant negative effect on our business, financial condition, results of operations, cash flows and liquidity position. In particular, such measures have led to unprecedented levels of cancellations and limited new travel bookings in our travel division. Moreover, any additional measures or changes in laws or regulations, whether in the United States or other countries, that further impair the ability or desire of individuals to travel, including laws or regulations banning travel, requiring the closure of hotels or other travel-related businesses (such as restaurants) or otherwise restricting travel due to the risk of the spreading of COVID-19, may exacerbate the negative impact of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows and liquidity position.

The duration and severity of the COVID-19 pandemic are uncertain and difficult to predict. The pandemic could continue to impede global economic activity for an extended period, even as restrictions are beginning to be lifted in many jurisdictions and vaccines are beginning to be rolled out, leading to decreased per capita income and disposable income, increased and sustained unemployment or a decline in consumer confidence, all of which could significantly reduce discretionary spending by individuals and businesses on travel and may create a recession in the United States or globally. In turn, that could have a negative impact on demand for our services. We also cannot predict the long-term effects of the COVID-19 pandemic on our partners and their business and operations or the ways that the pandemic may fundamentally alter the travel industry. The aforementioned circumstances could result in a material adverse impact on our business, financial condition, results of operations and cash flows, potentially for a prolonged period.

The Company’s liquidity could also be adversely impacted by delays in payments of outstanding accounts receivable amounts beyond normal payment terms and insolvencies.

It is difficult to estimate COVID-19’s impact on future revenues, results of operations, cash flows, liquidity or financial condition, but such impacts have been and will continue to be significant and could continue to have a material adverse effect on our business, financial condition, results of operations, cash flows and liquidity position for the foreseeable future. In the near term, we do expect that the COVID-19 pandemic will continue to negatively affect our operating results and year-over-year results.

Separately, our capital requirements associated with our travel division may increase in the near term and long-term due to the impact of the COVID-19 pandemic, the resulting reduced demand for travel services, the increases in cancellations and re-bookings, and the extent to which such pandemic may further impact the ability of our customers to fulfill their payment obligations.

As a result of the above, in the event the HotPlay share exchange does not close timely, if at all, we may be forced to scale back our operations, adjust our plan of operations, borrow or raise additional funding, which may not be available on favorable terms if at all. In the event we require, and are unable to raise additional funding in the future, we may be forced to seek bankruptcy protection.

A significant portion of our assets are subject to ongoing litigation, the result of which may cause a reduction in the value of such assets on our balance sheet and/or require such assets to be written off.

The Company is currently in ongoing litigation with IDS, Inc. (“IDS”) and certain other defendants affiliated with IDS. In August 2019, the Company acquired certain intellectual property from IDS pursuant to the terms of an Intellectual Property Purchase Agreement (the “IP Purchase Agreement”). The litigation seeks rescission of the IP Purchase Agreement and return of the 1,968,000 shares of restricted common stock of the Company (the “IDS Shares”) issued to IDS pursuant to the IP Purchase Agreement, among other things. In the event the IP Purchase Agreement is unwound, the value of our assets, or more specifically, the value of website development costs and intangible assets, net, on our balance sheet (currently $10,321,343), may be decreased by the value of such acquired assets ($5,015,593). Separately, depending on the outcome of the litigation, we may determine that a partial or full write-down of such intellectual property assets obtained from IDS is necessary or warranted. The outcome of the litigation with IDS and related parties may result in the value of our assets decreasing in value significantly, which could have a material adverse effect on our financial statements, our ability to raise funding, could trigger a default under our loan and other agreements, and/or could result in us failing to meet the continued listing requirements of The NASDAQ Capital Market, all of which could cause the value our securities to decline in value.

The $190,000 owed to us under Secured Convertible Promissory Note due from Bettwork Industries Inc., may not be repaid timely, if at all.

Bettwork Industries Inc. (“Bettwork”), a related party owes us $190,000 pursuant to a promissory note (the “Bettwork Note”). The Bettwork Note bears interest at 12% per year and was due on February 29, 2020. All interest and the principal balance were due and payable on the maturity date. The Bettwork Note includes a “Default Rate” of eighteen percent (18.0%) per annum and is secured by all of the outstanding preferred stock shares held by the Chairman of the board of directors of Bettwork (which provide for super-majority voting rights) and Bettwork is precluded from issuing additional shares of common stock or preferred stock without consent from Monaker. Additionally, we have the right to convert the principal and accrued interest owed under the Bettwork Note into common stock of Bettwork at a conversion price of $0.75 per share (as equitably adjusted for stock splits and recapitalizations). The Bettwork Note is in default, Bettwork may not pay the Bettwork Note and we may never collect on amounts owed thereunder.

Uncertainty and illiquidity in credit and capital markets can impair our ability to obtain credit and financing on acceptable terms and can adversely affect the financial strength of our business partners.

Our ability to obtain credit and capital depends in large measure on the state of the credit and capital markets, which is beyond our control. Our ability to access credit and capital markets may be restricted at a time when we would like, or need, access to those markets, which could constrain our flexibility to react to changing economic and business conditions. In addition, the cost and availability of debt and equity financing may be adversely impacted by unstable or illiquid market conditions. Protracted uncertainty and illiquidity in these markets also could have an adverse impact on our lenders or our customers, preventing them from meeting their obligations to us.

Our business could be materially and adversely affected if we are unable to obtain necessary funds from financing activities. Uncertainty and illiquidity in financial markets may materially impact the ability of the participating financial institutions to fund their commitments to us under our liquidity facilities. Accordingly, we may not be able to obtain the full amount of the funds available under our liquidity facilities to satisfy our cash requirements, and our failure to do so could have a material adverse effect on our operations and financial position.

Our ability to service our indebtedness will depend on our ability to generate cash in the future.

Our ability to make payments on our indebtedness will depend on our ability to generate cash in the future and raise needed capital. Our ability to generate cash is subject to general economic and market conditions and financial, competitive, legislative, regulatory and other factors that are beyond our control. Our business may continue to not generate sufficient cash to fund our working capital requirements, capital expenditure, debt service and other liquidity needs, which could result in our inability to comply with financial and other covenants contained in our debt agreements, our being unable to repay or pay interest on our indebtedness, and our inability to fund our other liquidity needs. If we are unable to service our debt obligations, fund our other liquidity needs and maintain compliance with our financial and other covenants, we could be forced to curtail our operations, our creditors could accelerate our indebtedness and exercise other remedies and we could be required to pursue one or more alternative strategies, such as selling assets or refinancing or restructuring our indebtedness. However, such alternatives may not be feasible or adequate.

Our obligations under the Streeterville Capital, LLC Promissory Note are secured by a first priority security interest in substantially all of our assets.

On November 23, 2020, we sold Streeterville Capital, LLC (“Streeterville”), a Secured Promissory Note in the original principal amount of $5,520,000 (the “Streeterville Note”). Streeterville paid consideration of (a) $3,500,000 in cash; and (b) issued the Company a promissory note in the amount of $1,500,000 (the “Investor Note”), in consideration for the Streeterville Note, which included an original issue discount of $500,000 (the “OID”) and reimbursement of Streeterville’s transaction expenses of $20,000. A total of $350,000 of the OID is fully earned and the remaining $150,000 is not fully earned until the Investor Note is fully-funded by Streeterville. The Streeterville Note bears interest at a rate of 10% per annum and matures 12 months after its issuance date (i.e., on November 23, 2021). From time to time, beginning six months after issuance, Streeterville may redeem a portion of the Streeterville Note, not to exceed an amount of $875,000 per month if the Investor Note has not been funded by Streeterville, and $1.25 million in the event the Investor Note has been funded in full. In the event we don’t pay the amount of any requested redemption within three trading days, an amount equal to 25% of such redemption amount is added to the outstanding balance of the Streeterville Note. Under certain circumstances, the Company may defer the redemption payments up to three times, for 30 days each, provided that upon each such deferral the outstanding balance of the Streeterville Note is increased by 2%. For so long as the Streeterville Note remains outstanding, the Company has agreed to pay to Streeterville 20% of the gross proceeds that the Company receives from the sale of any of its common stock or preferred stock, which payments will be applied towards and will reduce the outstanding balance of the Streeterville Note, which percentage increases to 30% upon the occurrence of, and continuance of, an event of default under the Streeterville Note.

In connection with the Streeterville Note, the Company entered into a Security Agreement with Streeterville (the “Security Agreement”), pursuant to which the obligations of the Company are secured by substantially all of the assets of the Company.

As such, Streeterville may enforce its security interests over our assets and/or our subsidiaries which secure the repayment of such obligations, take control of our assets and operations, force us to seek bankruptcy protection or force us to curtail or abandon our current business plans and operations. If that were to happen, any investment in the Company could become worthless.

If we are not able to complete software interfaces with our property owners, managers and distributors, in a timely manner, our business is susceptible to shortfalls in revenues due to delays in remitting our alternative lodging rentals (ALRs) to distributors and/or ALRs not being available for bookings or distribution.

The Company contracts with property owners and managers to list their ALRs on the Company’s system. Those ALRs are being populated into the system through an application programming interface (API) from the property owner and/or manager to the Company. If the technology of the API is inadequate, erroneous or corrupted, the Company may incur delays in populating the ALRs into the Company’s system until the issues related to their API are corrected. These delays could cause delays in realizing revenues from bookings from those additional ALRs.

Also, the Company plans to provide its ALRs to distributors who will allow its customers to book those ALRs. The Company plans to make those ALRs available to distributors through its own API. If the technology of the distributor cannot write the correct program to request the ALRs from the Company’s operating system, the Company may incur delays in making the ALRs available to the distributor until the issues are resolved and the correct program is written by the distributor. These delays could cause delays in realizing revenues from bookings from those ALRs.

If we are unable to attract and maintain a critical mass of ALR listings and travelers, whether due to competition or other factors, our marketplace will become less valuable to property owners and managers and to travelers, and it could significantly decrease our ability to generate revenue and net income in the future.

We anticipate that moving forward, most of our travel division revenue will be generated when ALRs are booked by either customers to our website or by customers to distributors we provide ALRs to (“Distributors”). Our revenue will be the difference between the funds received from our customers and distributors versus the net amount owed to the property owner/manager at the time of booking. Accordingly, our success primarily depends on our ability to attract owners, managers and travelers to NextTrip.com, NextTripVacations.com, Maupintour.com and to Distributors. If property owners and managers choose not to market their ALRs through our websites or instead list them with a competitor, we may be unable to offer a sufficient supply and variety of ALRs to attract travelers to our websites. Similarly, our volume of new and renewal listings may suffer if we are unable to attract travelers to our websites or, to the Distributors. As a result of any of these events, the perceived usefulness of our online marketplace and the relationships with Distributors may decline, and, consequently, it could significantly decrease our ability to generate revenue and net income in the future. As a result, the value of our securities may decline in value or become worthless.

Currently pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements.

From time to time, we are involved in lawsuits, regulatory inquiries and may be involved in governmental and other legal proceedings arising out of the ordinary course of our business. Many of these matters raise difficult and complicated factual and legal issues and are subject to uncertainties and complexities. The timing of the final resolutions to these types of matters is often uncertain. Additionally, the possible outcomes or resolutions to these matters could include adverse judgments or settlements, either of which could require substantial payments, adversely affecting our results of operations and liquidity.

We agreed to pay significant amounts to IDS, Inc. pursuant to the Property Purchase Agreement and related agreements.

On August 15, 2019, we entered into an Intellectual Property Purchase Agreement with IDS, Inc. (“IDS”), which offers an e-commerce platform. Pursuant to the agreement, the Company purchased certain proprietary technology from IDS for the reservation and booking of air travel, hotel accommodations, car rentals, and ancillary products, services, and amenities, integration of the same with the providers of such products and services, associated functions, including website addresses, patents, trademarks, copyrights and trade secrets relating thereto, and all goodwill associated therewith. In conjunction with the purchase, the Company also entered into an Asset Management Services Agreement with IDS, pursuant to which we agreed to provide financing, facilities, and other support for the operations of the IP Assets. The Management Agreement has a term of 12 months, unless otherwise extended with the mutual consent of the parties. The purchase price of the IP Assets was $4,920,000, which was paid by way of the issuance by the Company to IDS of 1,968,000 shares of restricted common stock (the “IDS Shares”), with an agreed upon value of $2.50 per share and the payment of certain cash consideration. Specifically, we were required to pay IDS $350,000 at the closing as the first payment due pursuant to the terms of the Management Agreement (which payment was timely made) and to make a payment 90 days following the closing date in the amount of $284,400. On November 15, 2019, the Company paid $139,400 to IDS and the remaining amount of $145,000 was recorded as accrued expenses. In addition to the payments due pursuant to the Asset Management Services Agreement (described above), the Company entered into an Owner Support Commitment with IDS, based upon the parties’ mutual agreement as to how to fund the operation and commercial exploitation of the Travel Booking Engine over a seven (7) month period, which requires us to provide a minimum of $1,200,000 in funding. As of September 30, 2020, the Company had expended approximately $110,000 relating to the “Call Center” operation, which has been closed to date. We have historically experienced liquidity issues due to, among other reasons, our limited ability to raise adequate capital on acceptable terms. We anticipate that we will need to sell equity to fund the payment of amounts due to IDS. Such sales of equity may not be available on favorable terms, if at all, and such sales may cause significant dilution to existing stockholders. In the event we are unable, or unable to timely, pay amounts due to IDS, IDS may declare us in default of the applicable agreements and/or take legal action against us.

Notwithstanding the above, on April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Pursuant to the complaint, the Company alleges causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the IDS Shares to the Company and preventing such persons from selling or transferring any IDS Shares, seeks damages from the defendants, rescission of the IP Purchase Agreement, attorneys fees and other amounts. The complaint was filed as a result of IDS’s failure to deliver the IP Assets, certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder.

Our revenues and results of operations are subject to the ability of our distributors and partners to integrate our ALRs with their websites, and the timing of such integrations.

The integration of our ALRs with our distributors’ and partners’ websites is complicated and may involve various software components and application program interfaces (APIs). The ALR listings of our distributors and partners may be formatted differently or stored differently and may require modifications in order to receive and display our ALR properties correctly.

The timing of the integration of our distributors’ ability to access our ALR offerings stored in the Monaker Booking Engine is significantly dependent on the ability of such distributors to implement processes, procedures and in some cases, software or systems to integrate with our API, which will enable them to list our ALRs on their websites. We have little to no control over those processes, or the timing of such integrations.

Our future revenues and results of operations are substantially dependent on the timing of those integrations and in some cases the willingness of our distributors and partners to undertake additional steps and processes in order to provide us what we need, and in the form that we need, to implement such integrations. The failure of our partners and/or distributors to undertake the actions required so that we can successfully integrate our offerings, and/or any delay in such integrations, may have a negative effect on our revenues and results of operations and cause the value of our common stock to decline in value. The actions of our partners and distributors, and/or their ability to undertake such actions, may further be limited by the effects of COVID-19.

Our business will depend substantially on property owners and managers renewing their listings.

Our business will depend substantially on property owners and managers renewing their listings. Significant declines in our listing renewals could harm our expected operating results. Property owners and managers will generally market their vacation rentals on our websites with no obligation to renew. We may be unable to predict future listing renewal rates accurately, and our renewal rates may decline materially or fluctuate as a result of a number of factors. These factors include property owners’ decisions to sell or to cease renting their properties, their decisions to use the services of our competitors, or their dissatisfaction with our pricing, products, services or websites. Property owners and managers may not establish or renew listings if we cannot generate a large number of travelers who book vacation rentals through our marketplace and/or through our distributors. As a result, our revenue may decline and our results of operations may be negatively affected. In addition to the above, property owners may be unable (due to governmental restrictions) or unwilling (due to fear of contagion and other risks) to renew their listings due to COVID-19 and the governmental responses thereto.

If Distributors are unable to drive customers to their websites and/or we are unable to drive visitors to our websites, from search engines or otherwise, this could negatively impact transactions on the websites of our Distributor websites as well as our websites and consequently cause our revenue to decrease.

Many visitors find the Distributors and our websites by searching for vacation rental information through Internet search engines. A critical factor in attracting visitors to our websites, and those of our Distributors, is how prominently our Distributors and we are displayed in response to search queries. Accordingly, we utilize search engine marketing, or SEM, as a means to provide a significant portion of our visitor acquisition. SEM includes both paid visitor acquisition (on a cost-per-click basis) and unpaid visitor acquisition, which is often referred to as organic search.

We will employ search engine optimization, or SEO to acquire visitors. SEO involves developing our websites in order to rank highly in relevant search queries. In addition to SEM and SEO, we may also utilize other forms of marketing to drive visitors to our websites, including branded search, display advertising and email marketing.

The various search engine providers, such as Google and Bing, employ proprietary algorithms and other methods for determining which websites are displayed for a given search query and how highly websites rank. Search engine providers may change these methods in a way that may negatively affect the number of visitors to our Distributors’ websites as well as our own websites and may do so without public announcement or detailed explanation. Therefore, the success of our SEO and SEM strategy depends, in part, on our ability to anticipate and respond to such changes in a timely and effective manner.

In addition, websites must comply with search engine guidelines and policies. These guidelines and policies are complex and may change at any time. If we or our Distributors fail to follow such guidelines and policies properly, the search engine may cause our content to rank lower in search results or could remove the content altogether. If we or our Distributors fail to understand and comply with these guidelines and policies and ensure our websites’ compliance, our SEO and SEM strategy may not be successful.

If our Distributors or we are listed less prominently or fail to appear in search result listings for any reason, including as a result of our failure to successfully execute our SEO and SEM strategy, it is likely that we will acquire fewer visitors to our websites. Fewer visitors to our websites could lead to property owners and managers becoming dissatisfied with our websites, as well as fewer travelers inquiring and booking through our websites, either or both of which could adversely impact our revenue. We may not be able to replace this traffic in a cost-effective manner from other channels, such as cost-per-click SEM or display or other advertising, or even at all. Any attempt to replace this traffic through other channels may increase our sales and marketing expenditures, which could adversely affect our operating results.

Unfavorable changes in, or interpretations of, government regulations or taxation of the evolving alternative lodging rental (ALR), Internet and e-commerce industries could harm our operating results.

We have contracted for ALRs in markets throughout the world, in jurisdictions which have various regulatory and taxation requirements that can affect our operations or regulate the rental activity of property owners and managers.

Compliance with laws and regulations of different jurisdictions imposing different standards and requirements is very burdensome because each region has different regulations with respect to licensing and other requirements for ALRs. Our online marketplaces are accessible by property owners, managers and travelers in many states and foreign jurisdictions. Our efficiencies and economies of scale depend on generally uniform treatment of property owners, managers and travelers across all jurisdictions. Compliance requirements that vary significantly from jurisdiction to jurisdiction impose added costs and increased liabilities for compliance deficiencies. In addition, laws or regulations that may harm our business could be adopted, or interpreted in a manner that affects our activities, including but not limited to the regulation of personal and consumer information and real estate licensing requirements. Violations or new interpretations of these laws or regulations may result in penalties, negatively impact our operations and damage our reputation and business.

In addition, regulatory developments may affect the ALR industry and the ability of companies like us to list those vacation rentals online. For example, some municipalities have adopted ordinances that limit the ability of property owners and managers to rent certain properties for fewer than 30 consecutive days and other cities may introduce similar regulations. Some cities also have fair housing or other laws governing whether and how properties may be rented, which they assert apply to ALR. Many homeowners, condominium and neighborhood associations have adopted rules that prohibit or restrict short-term vacation rentals. In addition, many of the fundamental statutes and regulations that impose taxes or other obligations on travel and lodging companies were established before the growth of the Internet and e-commerce, which creates a risk of these laws being used, in ways not originally intended, that could burden property owners and managers or otherwise harm our business. These and other similar new and newly interpreted regulations could increase costs for, or otherwise discourage, owners and managers from listing their property with us, which could harm our business and operating results.

From time to time, we may become involved in challenges to, or disputes with government agencies regarding, these regulations. We may not be successful in defending against the application of these laws and regulations. Further, if we were required to comply with regulations and government requests that negatively impact our relations with property owners, managers and travelers, our business, operations and financial results could be adversely impacted.

Additionally, new, changed, or newly interpreted or applied tax laws, statutes, rules, regulations or ordinances could increase our property owners’ and managers’ and our compliance, operating and other costs. This, in turn, could deter property owners and managers from renting their ALR properties, negatively affect our new listings and renewals, or increase costs of doing business. Any or all of these events could adversely impact our business and financial performance.

Furthermore, as we expand or change the products and services that we offer or the methods by which we offer them, we may become subject to additional legal regulations, tax requirements or other risks. Regulators may seek to impose regulations and requirements on us even if we utilize third parties to offer the products or services. These regulations and requirements may apply to payment processing, insurance products or the various other products and services we may now or in the future offer or facilitate through our marketplace. Whether we comply with or challenge these additional regulations, our costs may increase and our business may otherwise be harmed.

If we are not able to maintain and enhance our NextTrip brand and the brands associated with each of our websites, our reputation and business may suffer.

It is important for us to maintain and enhance our brand identity in order to attract and retain property owners, managers, distributors and travelers. The successful promotion of our brands will depend largely on our marketing and public relations efforts. We expect that the promotion of our brands will require us to make substantial investments, and, as our market becomes more competitive, these branding initiatives may become increasingly difficult and expensive. In addition, we may not be able to successfully build our NextTrip brand identity without losing value associated with, or decreasing the effectiveness of, our other brand identities. If we do not successfully maintain and enhance our brands, we could lose traveler traffic, which could, in turn, cause property owners and managers to terminate or elect not to renew their listings with us. In addition, our brand promotion activities may not be successful or may not yield revenue sufficient to offset their cost, which could adversely affect our reputation and business.

Our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations.

We have limited operating and e-commerce experience in many foreign jurisdictions and are making significant investments to build our international operations. We plan to continue our efforts to expand globally, including acquiring international businesses and conducting business in jurisdictions where we do not currently operate. Managing a global organization is difficult, time consuming and expensive and any international expansion efforts that we undertake may not be profitable in the near or long term or otherwise be successful. In addition, conducting international operations subjects us to risks that include:

●	the cost and resources required to localize our services, which requires the translation of our websites and their adaptation for local practices and legal and regulatory requirements;
●	adjusting the products and services we provide in foreign jurisdictions, as needed, to better address the needs of local owners, managers, distributors and travelers, and the threats of local competitors;
●	being subject to foreign laws and regulations, including those laws governing Internet activities, email messaging, collection and use of personal information, ownership of intellectual property, taxation and other activities important to our online business practices, which may be less developed, less predictable, more restrictive, and less familiar, and which may adversely affect financial results in certain regions;
●	competition with companies that understand the local market better than we do or who have pre-existing relationships with property owners, managers, distributors and travelers in those markets;
●	legal uncertainty regarding our liability for the transactions and content on our websites, including online bookings, property listings and other content provided by property owners and managers, including uncertainty resulting from unique local laws or a lack of clear precedent of applicable law;
●	lack of familiarity with and the burden of complying with a wide variety of other foreign laws, legal standards and foreign regulatory requirements, including invoicing, data collection and storage, financial reporting and tax compliance requirements, which are subject to unexpected changes;
●	laws and business practices that favor local competitors or prohibit or limit foreign ownership of certain businesses;
●	challenges associated with joint venture relationships and minority investments;
●	adapting to variations in foreign payment forms;
●	difficulties in managing and staffing international operations and establishing or maintaining operational efficiencies;
●	difficulties in establishing and maintaining adequate internal controls and security over our data and systems;
●	currency exchange restrictions and fluctuations in currency exchange rates;
●	potentially adverse tax consequences, which may be difficult to predict, including the complexities of foreign value added tax systems and restrictions on the repatriation of earnings;
●	increased financial accounting and reporting burdens and complexities and difficulties in implementing and maintaining adequate internal controls;
●	political, social and economic instability abroad, war, terrorist attacks and security concerns in general;

●	the potential failure of financial institutions internationally;
●	varying effects of global pandemics and epidemics, including COVID-19 on different countries;
●	reduced or varied protection for intellectual property rights in some countries; and
●	higher telecommunications and Internet service provider costs.

Operating in international markets also requires significant management attention and financial resources. We cannot guarantee that our international expansion efforts in any or multiple territories will be successful. The investment and additional resources required to establish operations and manage growth in other countries may not produce desired levels of revenue or profitability and could instead result in increased costs.

The market in which we participate is highly competitive, and we may be unable to compete successfully with our current or future competitors.

The market to provide listing, search and marketing services for the ALR industry is very competitive and highly fragmented. In addition, the barriers to entry are low and new competitors may enter. All of the services that we plan to provide to property owners, managers and travelers, including listing and search, are provided separately or in combination by current or potential competitors. Our competitors may adopt aspects of our business model, which could reduce our ability to differentiate our services. Additionally, current or new competitors may introduce new business models or services that we may need to adopt or otherwise adapt to in order to compete, which could reduce our ability to differentiate our business or services from those of our competitors. Furthermore, properties in the ALR industry are not typically marketed exclusively through any single channel, and our listing agreements are not typically exclusive. Accordingly, our competitors could aggregate a set of listings similar to ours. Increased competition could result in a reduction in revenue, rate of new listing acquisition, existing listings or market share.

There are thousands of vacation rental listing websites that compete directly with us for listings, travelers, or both, such as Booking.com, HomeAway.com, Airbnb, and TripAdvisor. Many of these competitors offer free or heavily discounted listings or focus on a particular geographic location or a specific type of rental property. Some of them also aggregate property listings obtained through various sources, including the websites of property managers some of whom will also market their properties on our websites.

Competitors also operate websites directed at the wider fragmented travel lodging market, such as Airbnb and HomeAway by listing either rooms or the owner’s primary home. These properties increase both the number of rental opportunities available to travelers and the competition for the attention of the traveler. Some vacation rental property owners and managers also list on these websites, and consequently, these companies currently compete with us to some extent.

We will also compete with online travel agency websites, such as Expedia, Hotels.com, Kayak, Priceline, Booking.com, Orbitz and Travelocity, which have traditionally provided comprehensive travel services and some of whom are now expanding into the vacation rental category. We also compete with large Internet search companies, such as craigslist, eBay, Google, MSN.com and Yahoo!, which provide listing or advertising services in addition to a wide variety of other products or services. In addition, some competitors, such as Perfect Places, Inc., Atraveo and eDomizil, predominately serve the professional property manager marketplace, and therefore have the ability to create more products and features targeted to property managers. Hotels, corporate travel providers, travel metasearch engines, travel content aggregators, mobile platform travel applications, social media websites, and even mobile computing hardware providers all also have the potential to increase their competitive presence in the areas of our business as well.

We believe we will compete primarily on the basis of the quantity and quality of our listings, the quality of the direct relationships we have with distributors, property owners and managers, the volume of expected travelers who will visit our websites, the global diversity of the vacation rentals available on our websites, the quality of our websites, the tools provided to our distributors, property owners and managers to assist them with their business, customer service, brand identity, the success of our marketing programs, and price. If current or potential property owners, managers, distributors or travelers choose to use any of these competitive offerings in lieu of ours, our revenue could decrease and we could be required to make additional expenditures to compete more effectively. Any of these events or results could harm our business, operating results and financial condition.

In addition, most of our current or potential competitors are larger and have more resources than we do. Many of our current and potential competitors enjoy substantial competitive advantages, such as greater name recognition in their markets, longer operating histories and larger marketing budgets, as well as substantially greater financial, technical and other resources. In addition, our current or potential competitors may have access to larger property owner, manager or traveler bases. As a result, our competitors may be able to respond more quickly and effectively than we can to new or changing opportunities, technologies, standards or owner, manager or traveler requirements, including, but not limited to those associated with the COVID-19 pandemic. Furthermore, because of these advantages, existing and potential owners, managers, distributors and travelers might accept our competitors’ offerings, even if they may be inferior to ours. For all of these reasons, we may not be able to compete successfully against our current and future competitors.

If the businesses and/or assets that we have acquired or invested in do not perform as expected or we are unable to effectively integrate acquired businesses, our operating results and prospects could be harmed.

We have four platforms, a library of travel footage, equity investments in Verus International, Inc, NestBuilder.com, Bettwork Industries Inc, and Recruiter.com Group, Inc. The businesses we have acquired, or invested in, may not perform as well as we expect. Failure to manage and successfully integrate acquired businesses and technologies could harm our operating results and our prospects. If the companies we have invested in do not perform well, our investments could become impaired and our financial results could be negatively impacted.

Our future mergers and acquisitions, if any, will involve numerous risks, including the following:

●	difficulties in integrating and managing the combined operations, technologies, technology platforms and products of the acquired companies and realizing the anticipated economic, operational and other benefits in a timely manner, which could result in substantial costs and delays or other operational, technical or financial problems;
●	legal or regulatory challenges or post-acquisition litigation, which could result in significant costs or require changes to the businesses or unwinding of the transaction;
●	failure of the acquired company or assets to achieve anticipated revenue, earnings or cash flow;
●	diversion of management’s attention or other resources from our existing business;
●	our inability to maintain key distributors and business relationships, and the reputations of acquired businesses;
●	uncertainty resulting from entering markets in which we have limited or no prior experience or in which competitors have stronger market positions;
●	our dependence on unfamiliar affiliates and partners of acquired businesses;
●	unanticipated costs associated with pursuing acquisitions;
●	liabilities of acquired businesses, which may not be disclosed to us or which may exceed our estimates, including liabilities relating to non-compliance with applicable laws and regulations, such as data protection and privacy controls;
●	difficulties in assigning or transferring to us or our subsidiaries intellectual property licensed to companies we acquired;
●	difficulties in maintaining our internal standards, controls, procedures and policies including financial reporting requirements of the Sarbanes-Oxley Act of 2002 and extending these controls to acquired companies;
●	potential loss of key employees of the acquired companies;
●	difficulties in complying with antitrust and other government regulations;
●	challenges in integrating and auditing the financial statements of acquired companies that have not historically prepared financial statements in accordance with U.S. generally accepted accounting principles; and
●	potential accounting charges to the extent intangibles recorded in connection with an acquisition, such as goodwill, trademarks, customer relationships or intellectual property, are later determined to be impaired and written down in value.

Moreover, we rely heavily on the representations and warranties provided to us by the sellers of acquired companies and assets, including as they relate to creation, ownership and rights in intellectual property, existence of open-source software and compliance with laws and contractual requirements. If any of these representations and warranties are inaccurate or breached, such inaccuracy or breach could result in costly litigation and assessment of liability for which there may not be adequate recourse against such sellers, in part due to contractual time limitations and limitations of liability.

If we are unable to introduce new or upgraded products, services or features that distributors, travelers or property owners and managers recognize as valuable, we may fail to (i) drive additional travelers to the websites of our distributors, (ii) drive additional travelers to our websites, (iii) retain existing property owners and managers, (iv) attract new property owners and managers, (v) retain existing distributors, and/or (vi) attract new distributors. Our efforts to develop new and upgraded services and products could require us to incur significant costs.

In order to attract travelers to (i) our distributors, as well as (ii) our own online marketplace while retaining, and attracting new, distributors, property owners and managers, we will need to continue to invest in the development of new products, services and features that both add value for travelers, distributors, property owners and managers and differentiate us from our competitors. The success of new products, services and features depends on several factors, including the timely completion, introduction and market acceptance of the product, service or feature. If travelers, distributors, property owners or managers do not recognize the value of our new services or features, they may choose not to utilize our products or list on our online marketplace.

Attempting to develop and deliver these new or upgraded products, services or features involves inherent hazards and difficulties, and is costly. Efforts to enhance and improve the ease of use, responsiveness, functionality and features of our existing websites have inherent risks, and we may not be able to manage these product developments and enhancements successfully. We may not succeed in developing new or upgraded products, services or features or new or upgraded products, services or features may not work as intended or provide value. In addition, some new or upgraded products, services or features may be difficult for us to market and may also involve unfavorable pricing. Even if we succeed, we cannot guarantee that our property owners and managers will respond favorably.

In addition to developing our own improvements, we may choose to license or otherwise integrate applications, content and data from third parties. The introduction of these improvements imposes costs on us and creates a risk that we may be unable to continue to access these technologies and content on commercially reasonable terms, or at all. In the event we fail to develop new or upgraded products, services or features, the demand for our services and ultimately our results of operations may be adversely affected.

We have a relatively limited operating history and we operate in a rapidly evolving industry, which makes it difficult to evaluate our current business and future prospects. If we fail to predict the manner in which our business will perform or how the market will develop, our business and prospects may suffer materially.

Our limited operating history, together with our rapidly changing industry, may make it difficult to evaluate our current business and our future prospects. We have encountered, and will continue to encounter, risks and difficulties frequently experienced by growing companies in rapidly changing industries. These include challenges in accurate financial planning and forecasting as we develop new products or strategic plans with little or no historical reference as a basis for such planning and forecasting. These risks will be exacerbated by the effects and extent of the COVID-19 pandemic and the duration thereof. Our business and prospects should be considered in light of the risks and difficulties we may encounter as a company operating in a highly competitive environment where changes to our business, plans, and products may be required to respond to such changes.

In addition, the market for online ALRs is relatively new and, in many territories, is unproven with little data or research available regarding the market and industry. It is uncertain whether the ALR market in many territories will continue to develop or if our services will achieve and sustain a level of demand and market acceptance sufficient for us to generate revenue, net income and cash flow growth, at anticipated levels or at all; we may need to focus on, or offer, different types of products and services in order to remain competitive. Our success will depend, to a substantial extent, on the willingness of property owners and managers to use commercial online rental property listing services. Some property managers have developed (and use) their own proprietary online listing services and, therefore, may be reluctant or unwilling to use our services to market their properties. Furthermore, some travelers and property owners and managers may be reluctant or unwilling to use online listing services because of concerns regarding the security of data, the potential for fraudulent activity, including phishing, or the integrity of the online marketplace. If property owners and managers do not perceive the benefits of marketing their properties online, then our market may not develop as we expect, or it may develop more slowly than we expect, either of which could significantly harm our business and operating results. Moreover, our success will depend on travelers’ use of our distributors, as well as our own, online marketplace to search, locate and rent vacation rentals, which will depend on their willingness to use the Internet and their belief in the integrity of the websites. In addition, since we operate in unproven and unstudied markets, we have limited insight into trends that may develop in those markets and may affect our business. We may make errors in predicting and reacting to other relevant business trends, which could harm our business.

Changes in our effective tax rate could harm our future operating results.

We are subject to federal and state income taxes in the United States and in various foreign jurisdictions. Our provision for income taxes and our effective tax rate are subject to volatility and could be adversely affected by several circumstances, including:

●	earnings being lower than anticipated in countries that have lower tax rates and higher than anticipated in countries that have higher tax rates;
●	effects of certain non-tax-deductible expenses;
●	changes in the valuation of our deferred tax assets and liabilities;
●	transfer pricing adjustments, including the effect of acquisitions on our intercompany research and development cost sharing arrangement and legal structure;
●	adverse outcomes resulting from any tax audit;
●	our ability to utilize our net operating losses and other deferred tax assets; and
●	changes in accounting principles or changes in tax laws and regulations, or the application of the tax laws and regulations, including possible U.S. changes to the deductibility of expenses attributable to foreign income, or the foreign tax credit rules.

Significant judgment is required in the application of accounting guidance relating to uncertainty in income taxes. If tax authorities challenge our tax positions and any such challenges are settled unfavorably, it could adversely impact our provision for income taxes.

We are exposed to fluctuations in currency exchange rates.

Because we plan to conduct a significant portion of our business outside the United States but report our results in U.S. dollars, we face exposure to adverse movements in currency exchange rates, which may cause our revenue and operating results to differ materially from expectations. In addition, fluctuation in our mix of U.S. and foreign currency denominated transactions may contribute to this effect as exchange rates vary. Moreover, as a result of these exchange rate fluctuations, revenue, cost of revenue, operating expenses and other operating results may differ materially from expectations when translated from the local currency into U.S. dollars upon consolidation. For example, if the U.S. dollar strengthens relative to foreign currencies our non-U.S. revenue would be adversely affected when translated into U.S. dollars. Conversely, a decline in the U.S. dollar relative to foreign currencies would increase our non-U.S. revenue when translated into U.S. dollars. We may enter into hedging arrangements in order to manage foreign currency exposure but such activity may not completely eliminate fluctuations in our operating results.

Our business depends on retaining and attracting capable management and operating personnel.

Our success depends in large part on our ability to attract and retain high-quality management and operating personnel, as well as skilled technical and marketing personnel, who are in high demand and are often subject to competing offers. Competition for qualified employees is intense in our industry, and the loss of even a few qualified employees, or an inability to attract, retain and motivate additional highly skilled employees required for the planned expansion of our business could harm our operating results and impair our ability to grow. To attract and retain key personnel, we use various measures, including an equity incentive program and incentive bonuses for executive officers and other key employees. While we attempt to provide additional or different incentive compensation tools to mitigate this impact, the measures we employ to attract and maintain key personnel may not be effective enough to enable us to attract and retain the personnel we require to operate our business effectively.

If we lose the services of our key personnel, including Mr. William Kerby, our Chief Executive Officer, our business would be materially and adversely affected. Furthermore, we do not have “key person” life insurance, and we do not presently intend to purchase such insurance, on Mr. Kerby or any of our other key personnel. We believe that our success is substantially dependent upon: (1) our ability to retain and motivate our senior management team and other key employees; and (2) our ability to identify, attract, hire, train, retain and motivate other qualified personnel. The development of our business and operations is dependent upon the efforts and talents of our executive officers, whose extensive experience and contacts within the industries in which we wish to compete are a critical component of our business strategy. We may not be successful in retaining the services of any of the members of our senior management team or other key personnel, or in hiring qualified technical, managerial, marketing and administrative personnel. If we do not succeed in retaining our employees and in attracting new employees, our business could suffer significantly.

The employment agreements of our officers include limited non-solicitation and non-compete provisions and provide for severance pay upon termination of such agreements for certain reasons.

We are party to employment agreements with our Chief Executive Officer, William Kerby, our Vice President of Finance and Chief Financial Officer, Sirapop “Kent” Taepakdee, and our Chief Operating Officer and Chief Information Officer, Timothy Sikora.

Mr. Kerby’s employment agreement remains in effect indefinitely until either party provides the other at least 30 days prior written notice of its intent to terminate the agreement, or until terminated pursuant to the terms of the agreement. The agreement includes a non-compete provision, prohibiting Mr. Kerby from competing against the Company during the term of the agreement and for a period of 12 months after termination thereof (subject to certain exceptions), in any state or country in connection with (A) the offer of Alternative Lodging Rental properties (Vacation Home Rentals) which are distributed on a Business to Business Basis; (B) the commercial sale of specialty products sold by the Company during the six (6) months preceding the termination date; and (C) any services the Company commercially offered during the six (6) months prior to the termination date (collectively, the “Non-Compete”).

In the event of termination of the agreement for death or disability, or termination by Mr. Kerby without good reason (defined in the agreement), or for cause (defined in the agreement) by the Company, Mr. Kerby is due all consideration due and payable to him through the date of termination. In the event of termination of the agreement by Mr. Kerby for good reason or the Company for any reason other than cause (or if Mr. Kerby’s employment is terminated other than for cause within six (6) months before or twenty-four (24) months following the occurrence of a change of control (defined in the agreement) of the Company, provided that we believe the closing of the HotPlay exchange agreement will be deemed a change of control under the agreement), Mr. Kerby is due all consideration due and payable through the date of termination; a lump sum payment equal to twelve (12) months of base salary; continued participation in all benefit plans and programs of the Company for twelve (12) months after termination (or at the option of the Company, reimbursement of COBRA insurance premiums for substantially similar coverage as the Company’s plans); and the Non-Compete will not apply to Mr. Kerby.

Mr. Taepakdee, our Vice President of Finance and Chief Financial Officer, entered into an employment agreement, dated January 30, 2020. If the agreement is terminated by Mr. Taepakdee for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Taepakdee’s death or disability, Mr. Taepakdee is due two calendar months of severance pay. If the agreement is terminated due to Mr. Taepakdee’s disability, Mr. Taepakdee is due compensation through the remainder of the month during which such termination is effective. If the Company terminates the agreement within 24 months after a change in control event, then the Company is required to pay Mr. Taepakdee a severance payment equal to twelve (12) months’ salary, plus continue to provide benefits equal to those provided prior to the change in control event for a period of six (6) months (we believe the closing of the HotPlay exchange agreement will be deemed a change of control under the agreement). The agreement includes a one-year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits him (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however, the non-compete shall terminate in the event of a termination of employment by Mr. Taepakdee for good reason or a termination by the Company other than for cause or disability.

Mr. Sikora, our Chief Operating Officer and Chief Information Office, entered into an employment agreement, dated January 30, 2020. If the agreement is terminated by Mr. Sikora for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Sikora’s death or disability, Mr. Sikora is due two calendar months of severance pay. If the agreement is terminated due to Mr. Sikora’s disability, Mr. Sikora is due compensation through the remainder of the month during which such termination is effective. If the Company terminates the agreement within 24 months after a change in control event, then the Company shall pay Mr. Sikora a severance payment equal to twelve (12) months’ salary, plus continue to provide benefits equal to those provided prior to the change in control event for a period of six (6) months (we believe the closing of the HotPlay exchange agreement will be deemed a change of control under the agreement). The agreement includes a one-year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits him (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however, the non-compete shall terminate in the event of a termination of employment by Mr. Sikora for good reason or a termination by the Company other than for cause or disability.

The automatic renewal feature of Mr. Kerby’s agreement may prevent us from terminating the employment of such officer, and the non-solicitation and non-compete provisions of the agreements with the executive officers may not provide us adequate protection from such persons competing with us after their termination, and the severance pay payable to such individuals may make it costly to terminate the employment of such individuals, make us less attractive for potential acquirers or prevent a change of control.

We agreed to pay certain fees to Mr. William Kerby, our Chief Executive Officer and director, and Mr. Donald P. Monaco, our Chairman, in consideration for such individuals guarantying and continuing to guarantee, certain of our obligations.

Pursuant to Mr. Kerby’s employment agreement, as additional consideration for Mr. Kerby having entered into numerous personal guarantees with the Airline Reporting Commission, sellers of travel services, merchant providers, financial institutions, associations and service providers on behalf of the Company, the Company agreed that, for as long as Mr. Kerby is employed by the Company, provides services under the employment agreement and is willing to continue to support the Company in connection with such guarantees, he will receive a $2,000 per month guarantee fee. In the event Mr. Kerby resigns for good reason (defined in the employment agreement), or his employment is terminated by the Company, the Company agreed to eliminate any and all guarantees within thirty (30) days, failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month, until such time as the Company has assumed or terminated all such guarantees.

On October 31, 2018, and effective November 1, 2018, we entered into a Guaranty Compensation Agreement with Donald P. Monaco, the Chairman of the Company’s board of directors. Pursuant to the Guaranty Compensation Agreement and in consideration for Mr. Monaco previously providing a personal guaranty to a financial institution in connection with our line of credit with such financial institution, we agreed that for as long as Mr. Monaco continues to serve on the board of directors of the Company and continues to maintain the guaranty (and any future guarantees he may provide), we would pay him a $2,000 per month guarantee fee (the “Guarantee Fee”). The Guaranty Fee terminated effective December 1, 2020, when the Company’s financial debt was repaid. The Company paid $48,000 for the guaranty fees to Mr. Monaco in the FYE February 29, 2020 and paid $18,000 in guaranty fees to Mr. Monaco in fiscal 2021, prior to the termination of Mr. Monaco’s guarantees.

The aggregate of such guaranty fees may be significant and may reduce the amount of available funding available for the Company to undertake its operations, repay its liabilities and/or expand its operations. In the event the guaranty fees rise as described above, the Company may not have available funds to pay such fees, and the amount of such fees may further reduce the amount of cash the Company has for business activities and growth. The amount of such guaranty fees may reduce the trading value of the Company’s common stock and/or have a material adverse effect on the Company’s available cash and results of operations.

If we fail to protect confidential information against security breaches, or if distributors, property owners, managers or travelers are reluctant to use our online marketplace because of privacy or security concerns, we might face additional costs, and activity on our websites could decline.

We collect and use personally identifiable information of distributors, property owners, managers and travelers in the operation of our business. Our systems may be vulnerable to computer viruses or physical or electronic break-ins that our security measures may not detect. Anyone that is able to circumvent our security measures could misappropriate confidential or proprietary information, cause an interruption in our operations, damage our computers or those of our users, or otherwise damage our reputation and business. We may need to expend significant resources to protect against security breaches or to address problems caused by breaches. Security breaches of our systems, or even the systems of third parties we rely upon, such as credit card processors, could damage our reputation and expose us to litigation and possible liability under various laws and regulations. In addition, industry-wide incidents, or incidents specific to us, could deter people from using our distributors’, as well as, our online marketplaces. Concern among distributors, property owners, managers and travelers regarding our use of personal information collected on our websites could keep them from using, or continuing to use, our online marketplace.

There are risks of security breaches both on our own systems and on third party systems which store our information as we increase the types of technology that we use to operate our marketplace, such as mobile applications. New and evolving technology systems and platforms may involve security risks that are difficult to predict and adequately guard against. In addition, third parties that process credit card transactions between us and property owners and managers maintain personal information collected from them. Such information could be stolen or misappropriated, and we could be subject to liability as a result. Further, property owners and managers may develop a lack of confidence in these third parties or in their ability to securely conduct credit card transactions on our distributors’ websites, our websites or the Internet in general, which could adversely impact our business, revenue and operating results. Our property owners, managers and travelers may be harmed by such breaches and we may in turn be subject to costly litigation or regulatory compliance costs, and harm to our reputation and brand. Moreover, some property owners, managers and travelers may cease using our marketplace altogether.

The laws of some states and countries require businesses that maintain personal information about their residents in electronic databases to implement reasonable measures to keep that information secure. Our practice is to encrypt all sensitive information, but we do not know whether our current practice will be challenged under these laws. In addition, under certain of these laws, if there is a breach of our computer systems and we know or suspect that unencrypted personal data has been stolen, we are required to inform any user whose data was stolen, which could harm our reputation and business. Complying with the applicable notice requirements in the event of a security breach could result in significant costs. We may also be subject to contractual claims, investigation and penalties by regulatory authorities, and claims by persons whose information was disclosed.

Compounding these legal risks, many states and countries have enacted different and often contradictory requirements for protecting personal information collected and maintained electronically. Compliance with these numerous and contradictory requirements is particularly difficult for us because we collect personal information from users in multiple jurisdictions. While we intend to comply fully with these laws, failure to comply could result in legal liability, cause us to suffer adverse publicity and lose business, traffic and revenue. If we were required to pay any significant amount of money in satisfaction of claims under these or similar laws, or if we were forced to cease our business operations for any length of time as a result of our inability to comply fully, our business, operating results and financial condition could be adversely affected.

In addition, third parties may target users of our websites directly with attempts to breach the security of their email accounts or management systems, such as through phishing attacks, which are fraudulent identity theft schemes designed to appear as legitimate emails from us or from our property owners and managers. Criminals may also employ other schemes aimed at defrauding our property owners, managers or travelers in ways that we may not anticipate or be able to adequately guard against. Although phishing attacks and other fraud schemes are generally not carried out through our systems, victims may nevertheless seek recovery from us. As a result, we may be required to defend ourselves in costly litigation and may suffer harm to our reputation, brand and business.

In the event any of the above risks were to occur, our reputation could be harmed, we and/or our distributors could lose either website traffic or users, and as a result, our results of operations and the value of our securities could be adversely affected.

If we are unable to adapt to changes in technology, our business could be harmed.

Because property owners, managers and travelers can access our websites using a variety of hardware and software platforms, we will need to continuously modify and enhance our service to keep pace with related technological changes. We may not be successful in developing necessary, functional and popular modifications and enhancements. Furthermore, uncertainties about the timing and nature of these necessary changes could result in unplanned research and development expenses. In addition, any failure of our online marketplace to operate effectively with future technologies could result in dissatisfaction from travelers, distributors, property owners, and managers, any of which could harm our business.

We may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs.

We may receive complaints related to certain activities on our websites, including disputes over the authenticity of an ALR listing. We may be subject to claims of liability for unauthorized use of credit card and/or bank account information, identity theft, phishing attacks, potential breaches of system security, libel, and infringement of third-party copyrights, trademarks or other intellectual property rights. Fraud may be purported by owners or managers listing properties which either do not exist or are significantly not as described in the listing. The methods used by perpetrators of fraud constantly evolve and are complex. Moreover, our trust and security measures may not detect all fraudulent activity. Consequently, we expect to receive complaints from travelers and requests for reimbursement of their rental fees, as well as actual or threatened related legal action against us in the usual course of business.

We may also be subject to claims of liability based on events that occur during travelers’ stays at ALRs, including those related to robbery, injury, death, and other similar incidents. These types of claims could increase our operating costs and adversely affect our business and results of operations, even if these claims do not result in liability, as we incur costs related to investigation and defense. The available terms and conditions of our websites specifically state that we are exempt from any liability to travelers relating to these matters. However, the enforceability of these terms varies from jurisdiction to jurisdiction, and the laws in this area are consistently evolving. If we are subject to liability or claims of liability relating to the acts of our property owners or managers, or due to fraudulent listings, we may be subject to negative publicity, incur additional expenses and be subject to liability, any of which could harm our business and our operating results.

Loss or material modification of our credit card acceptance privileges could have a material adverse effect on our business and operating results. Credit card acceptance privileges involve additional potential costs relating to reimbursements and fraud.

The loss of our credit card acceptance privileges could significantly limit the availability and desirability of our products and services. Moreover, if we fail to fully perform our contractual obligations, we could be obligated to reimburse credit card companies for refunded payments that have been contested by the cardholders. In addition, even when we are in compliance with these obligations, we bear other expenses including those related to the acceptance of fraudulent credit cards. As a result of all of these risks, credit card companies may require us to set aside additional cash reserves, may increase the transaction fees they charge us, or may even refuse to renew our acceptance privileges.

In addition, credit card networks, such as Visa, MasterCard and American Express, have adopted rules and regulations that apply to all merchants who process and accept credit cards and include the Payment Card Industry Data Security Standards, or the PCI DSS. Under these rules, we are required to adopt and implement internal controls over the use, storage and security of card data. We assess our compliance with the PCI DSS rules on a periodic basis and make necessary improvements to our internal controls. Failure to comply may subject us to fines, penalties, damages and civil liability and could prevent us from processing or accepting credit cards. However, we cannot guarantee that compliance with these rules will prevent illegal or improper use of our payment systems or the theft, loss or misuse of the credit card data.

The loss of, or the significant modification of, the terms under which we obtain credit card acceptance privileges could have a material adverse effect on our business, revenue and operating results.

Our revenue, expenses and operating results could be negatively affected by changes in travel, real estate and ALR markets, as well as general economic conditions.

Our business is particularly sensitive to trends in the travel, real estate and vacation rental markets, which are unpredictable, as well as trends in the general economy. Therefore, our operating results, to the extent they reflect changes in the broader travel, real estate and vacation rental industries, may be subject to significant fluctuations. For example, changes in the travel industry, such as disruptions caused by war, terrorist attacks, pandemics and epidemics (including the recent changes caused by COVID-19), natural disasters, weather, bankruptcies or diseases could significantly reduce the willingness of potential travelers to plan vacation and other travel. Such disruptions that harm or destroy vacation homes could cause the property owners and managers of such homes to cancel or fail to renew their listings. Downturns in real estate markets may result in decreased new building rates and increases in foreclosures, which could also result in fewer vacation rentals available for listing. Also, since vacation travel is generally dependent on discretionary spending, negative general economic conditions could significantly reduce the overall amount that travelers spend on vacation travel.

Additionally, property owners may choose or be forced to sell their vacation rentals during periods of economic slowdown or recession. Any or all of these factors could reduce the demand for vacation rentals and our services, thereby reducing our revenue. This in turn could increase our need to make significant expenditures to continue to attract distributors, property owners, managers and travelers to our websites.

Vacation rentals are often located in popular vacation destinations around the world and utilized on a seasonal basis. Factors influencing the desirability of vacation rentals in a particular region or season could adversely affect our ability to obtain new listings and retain existing listings.

ALRs are often located in popular vacation destinations and utilized on a seasonal basis. As a result, our listings involve properties that are often concentrated in particular regions, and our revenue is dependent upon our ability (or willingness) to list properties in those regions. If we became unable (or unwilling) to list properties in a particular region, our listings in the region could decline or cease to grow, and revenue and results of operations could be adversely impacted. Notwithstanding the above, adverse economic conditions, or pandemics, including COVID-19, could result in future seasonal patterns that are different from historical trends.

In addition, factors influencing the desirability of ALRs in a particular region or during a specific season could adversely affect our ability to obtain new listings and retain existing listings. A significant natural disaster, political turmoil, pandemic, epidemic or other regional disturbance could reduce the number of available vacation rentals in that area, reducing our listing base and our revenue. In addition, if we do not have sufficient property listings in a newly popular vacation destination, we could fail to attract travelers; consequently, property owners and managers may opt to list their properties with a competitor having a greater presence in that area.

As described above, the global travel industry has experienced sharp declines in demand as a result of COVID-19 and the ultimate effects and longevity of such decreased demand is currently not known; however, such decrease in demand is expected to have a material adverse effect on our fiscal year-end 2021 revenues and results of operations, and will likely continue to affect our operations well into fiscal year-end 2022.

We could face liability for transactions and information on (or accessible through) our or, our distributors’, online marketplaces.

A significant portion of the information available through our and our distributors’ online marketplaces is submitted by property owners and managers and third parties. Property owners and managers could assert that information concerning them on our websites contains errors or omissions and third parties could seek damages from us for losses incurred if they rely upon such incorrect information. We could also be subject to claims that such information is defamatory, libelous, or infringes on third-party copyrights and privacy and publicity rights. We might be subject to claims that by providing links to third party websites, we are liable for wrongful actions by those third parties. Even if these claims do not result in liability to us, we could incur significant costs in investigating and defending against these claims.

In addition, our services will feature a property review platform, which allows travelers to post property reviews and other information about properties, property owners and managers. Although this feedback is generated by users and not by us, claims of libel, defamation or other injury have been made against other Internet service providers offering similar forums and may be made against us for content posted in this forum. Our potential liability for this information could require us to expend substantial resources to reduce our liability exposure and may limit the attractiveness of our and our distributors’ online marketplace. Moreover, our general liability insurance may not cover all potential claims to which we are exposed and may not be adequate to indemnify us for all liability that may be imposed and as a result we could face significant liability for such claims which could have a material adverse effect on our cash flows.

Property owner, distributor, manager or traveler complaints or negative publicity about our company, our services or our business activities could diminish use of our online marketplace and our brand.

Property owner, distributor, manager or traveler complaints or negative publicity about our company, our services or our business activities could severely diminish consumer confidence in and use of our online marketplace and negatively affect our brand. Our measures to combat risks of fraud and breaches of privacy and security can damage relations with our property owners and managers, for instance when we remove listings which have repeatedly been reported as misleadingly described. These measures heighten the need for prompt and accurate customer service to resolve irregularities and disputes. Effective customer service requires significant personnel expense, and this expense, if not managed properly, could significantly impact our profitability. Failure to manage or train our customer service representatives properly could compromise our ability to handle property owner, manager and traveler complaints effectively. If we do not handle these complaints effectively, our reputation may suffer, and we may lose the confidence of property owners, distributors, managers and travelers. We may also be the subject of blog or forum postings that include inaccurate statements and create negative publicity. As a result of these complaints or negative publicity, property owners, distributors and managers may discontinue their listing or services with us or travelers may discontinue their use of our websites, and our business, brand and results of operations could be adversely impacted.

If we do not adequately protect our intellectual property, our ability to compete could be impaired.

Our intellectual property includes the content of our websites, registered domain names, as well as registered and unregistered trademarks. We believe that our intellectual property is an essential asset of our business and that our domain names and our technology infrastructure currently give us a competitive advantage in the online market for ALR listings. If we do not adequately protect our intellectual property, our brand, reputation and perceived content value could be harmed, resulting in an impaired ability to compete effectively.

To protect our intellectual property, we rely on a combination of copyright, trademark, patent and trade secret laws, contractual provisions and our user policy and restrictions on disclosure. Upon discovery of potential infringement of our intellectual property, we promptly take action we deem appropriate to protect our rights. We also enter into confidentiality agreements with our employees and consultants and seek to control access to and distribution of our proprietary information in a commercially prudent manner. The efforts we have taken to protect our intellectual property may not be sufficient or effective, and, despite these precautions, it may be possible for other parties to copy or otherwise obtain and use the content of our websites without authorization. We may be unable to prevent competitors from acquiring domain names or trademarks that are similar to, infringe upon or diminish the value of our domain names, service marks and our other proprietary rights. Even if we do detect violations and decide to enforce our intellectual property rights, litigation may be necessary to enforce our rights, and any enforcement efforts we undertake could be time-consuming, expensive, distracting and result in unfavorable outcomes. A failure to protect our intellectual property in a cost-effective and meaningful manner could have a material adverse effect on our ability to compete.

Effective trademark, copyright and trade secret protection may not be available in every country in which our products are available over the Internet. In addition, the legal standards relating to the validity, enforceability and scope of protection of intellectual property rights are uncertain and still evolving.

We may be subject to claims that we violated intellectual property rights of others, which are extremely costly to defend and could require us to pay significant damages and limit our ability to operate.

Companies in the Internet and technology industries, and other patent and trademark holders seeking to profit from royalties in connection with grants of licenses, own large numbers of patents, copyrights, trademarks and trade secrets and frequently enter into litigation based on allegations of infringement or other violations of intellectual property rights. There may be intellectual property rights held by others, including issued or pending patents and trademarks, that cover significant aspects of our technologies, content, branding or business methods. Any intellectual property claims against us, regardless of merit, could be time-consuming and expensive to settle or litigate and could divert our management’s attention and other resources. These claims also could subject us to significant liability for damages and could result in our having to stop using technology, content, branding or business methods found to be in violation of another party’s rights. We might be required or may opt to seek a license for rights to intellectual property held by others, which may not be available on commercially reasonable terms, or at all. If we cannot license or develop technology, content, branding or business methods for any allegedly infringing aspect of our business, we may be unable to compete effectively. Even if a license is available, we could be required to pay significant royalties, which could increase our operating expenses. We may also be required to develop alternative non-infringing technology, content, branding or business methods, which could require significant effort and expense and be inferior. Any of these results could harm our operating results.

We currently rely on a small number of third-party service providers to host and deliver a significant portion of our services, and any interruptions or delays in services from these third parties could impair the delivery of our services and harm our business.

We rely on third-party service providers for numerous products and services, including payment processing services, data center services, web hosting services, insurance products for customers and travelers and some customer service functions. We rely on these companies to provide uninterrupted services and to provide their services in accordance with all applicable laws, rules and regulations.

We use a combination of third-party data centers to host our websites and core services. We do not control the operation of any of the third-party data center facilities we use. These facilities may be subject to break-ins, computer viruses, denial-of-service attacks, sabotage, acts of vandalism and other misconduct. They are also vulnerable to damage or interruption from power loss, telecommunications failures, fires, floods, earthquakes, hurricanes, tornadoes and similar events. We currently do not have a comprehensive disaster recovery plan in place nor do our systems provide complete redundancy of data storage or processing. As a result, the occurrence of any of these events, a decision by our third-party service providers to close their data center facilities without adequate notice or other unanticipated problems could result in loss of data as well as a significant interruption in our services and harm to our reputation and brand. Additionally, our third-party data center facility agreements are of limited durations, and our third-party data center facilities have no obligation to renew their agreements with us on commercially reasonable terms, or at all. If we are unable to renew our agreements with these facilities on commercially reasonable terms, we may experience delays in the provisioning of our services until an agreement with another data center facility can be arranged. This shift to alternate data centers could take more than 24 hours depending on the nature of the event.

Furthermore, we depend on continuous and uninterrupted access to the Internet through third-party bandwidth providers to operate our business. If we lose the services of one or more of our bandwidth providers for any reason or if their services are disrupted, we could experience disruption in our services or we could be required to retain the services of a replacement bandwidth provider, which could harm our business and reputation.

Our operations are dependent on the availability of electricity, which also comes from third-party providers. If we or the third-party data center facilities that we use to deliver our services were to experience a major power outage, it could result in disruption of our services and harm to our business.

If these companies experience difficulties and are not able to provide services in a reliable and secure manner, if they do not operate in compliance with applicable laws, rules and regulations and, with respect to payment and card processing companies, if they are unable to effectively combat the use of fraudulent payments on our websites, our results of operations and financial positions could be materially and adversely affected. In addition, if such third-party service providers were to cease operations or face other business disruption either temporarily or permanently, or otherwise face serious performance problems, we could suffer increased costs and delays until we find or develop an equivalent replacement, any of which could have an adverse impact on our business and financial performance.

Our processing, storage, use and disclosure of personal data will expose us to risks of internal or external security breaches and could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights.

The security of data when engaging in electronic commerce is essential in maintaining consumer and supplier confidence in our services. Substantial or ongoing security breaches whether instigated internally or externally on our systems or other internet-based systems could significantly harm our future business. It is possible that advances in computer circumvention capabilities, new discoveries or other developments, including our own acts or omissions, could result in a compromise or breach of customer transaction data.

We cannot guarantee that our security measures will prevent security breaches or attacks. A party (whether internal, external, an affiliate or unrelated third party) that is able to circumvent our security systems could steal customer information or transaction data, proprietary information or cause significant interruptions in our operations. For instance, from time to time, companies have experienced “denial-of-service” type attacks that have made portions of websites slow or unavailable for periods of time. We may need to expend significant resources to protect against security breaches or to address problems caused by breaches, and reductions in website availability and response time could cause loss of substantial business volumes during the occurrence of any such incident. Security breaches could result in negative publicity, damage our reputation, expose us to risk of loss or litigation and possible liability and subject us to regulatory penalties and sanctions. Security breaches could also cause customers and potential customers to lose confidence in our security, which would have a negative effect on the value of our brand.

We also face risks associated with security breaches affecting third parties conducting business over the Internet. Consumers generally are concerned with security and privacy on the Internet, and any publicized security problems could inhibit the growth of the Internet and, therefore, our services as a means of conducting commercial transactions. Additionally, security breaches at third parties such as supplier or distributor systems upon which we may rely could result in negative publicity, damage our reputation, expose us to risk of loss or litigation and possible liability and subject us to regulatory penalties and sanctions.

In our processing transactions, we expect to receive a large volume of personally identifiable data but, we will not store personally identifiable data. We could be adversely affected if legislation or regulations are expanded to require changes in our business practices or if governing jurisdictions interpret or implement their legislation or regulations in ways that negatively affect our business, results of operations and financial condition.

Our websites may encounter technical problems and service interruptions.

Our websites may in the future experience slower response times or interruptions as a result of increased traffic or other reasons. These delays and interruptions resulting from failure to maintain Internet service connections to our site could frustrate visitors and reduce our future web site traffic, which could have a material adverse effect on our business.

If we do not successfully implement any acquisition strategies, our operating results and prospects could be harmed.

We face competition within our industry for acquisitions of businesses, technologies and assets, and, in the future, such competition may become more intense. As such, even if we are able to identify an acquisition that we would like to consummate, we may not be able to complete the acquisition on commercially reasonable terms or at all because of such competition. Furthermore, if we enter into negotiations that are not ultimately consummated, those negotiations could result in the diversion of management time and significant out-of-pocket costs. Even if we are able to complete such acquisitions, we may additionally expend significant amounts of cash or incur substantial debt to finance them, which indebtedness could result in restrictions on our business and use of available cash. In addition, we may finance or otherwise complete acquisitions by issuing equity or convertible debt securities, which could result in dilution of our existing stockholders. If we fail to evaluate and execute acquisitions successfully, we may not be able to realize their benefits. If we are unable to successfully address any of these risks, our business, financial condition or operating results could be harmed.

If we fail to maintain effective internal controls, it could adversely affect our financial position and lower our stock price.

We are subject to reporting and other obligations under the Exchange Act, including the requirements of the Sarbanes-Oxley Act. These provisions require annual management assessments of the effectiveness of our internal controls over financial reporting. We also operate in a complex environment and expect these obligations, together with our rapid growth and expansion through acquisitions, to place significant demands on our management and administrative resources, including accounting and tax resources. If we are unable to conclude that our internal control over financial reporting is effective, our investors could lose confidence in the accuracy and completeness of our financial reports.

We have significant indebtedness, which could adversely affect our business and financial condition.

Risks relating to our indebtedness include:

●	increasing our vulnerability to general adverse economic and industry conditions;
●	requiring us to dedicate a portion of our cash flow from operations to principal and interest payments on our indebtedness, thereby reducing the availability of cash flow to fund working capital, capital expenditures, acquisitions and investments and other general corporate purposes;
●	making it more difficult for us to optimally capitalize and manage the cash flow for our businesses;
●	limiting our flexibility in planning for, or reacting to, changes in our businesses and the markets in which we operate;
●	possibly placing us at a competitive disadvantage compared to our competitors that have less debt; and
●	limiting our ability to borrow additional funds or to borrow funds at rates or on other terms that we find acceptable.

Because we are a small company, the requirements of being a public company, including compliance with the reporting requirements of the Exchange Act and the requirements of the Sarbanes-Oxley Act and the Dodd-Frank Act, may strain our resources, increase our costs and distract management, and we may be unable to comply with these requirements in a timely or cost-effective manner.

As a public company with listed equity securities, we must comply with the federal securities laws, rules and regulations, including certain corporate governance provisions of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act and the Dodd-Frank Act, related rules and regulations of the SEC, with which a private company is not required to comply. Complying with these laws, rules and regulations will occupy a significant amount of time of our directors and management and will significantly increase our costs and expenses, which we cannot estimate accurately at this time. Among other things, we must:

●	establish and maintain a system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC and the Public Company Accounting Oversight Board;
●	prepare and distribute periodic public reports in compliance with our obligations under the federal securities laws;
●	maintain various internal compliance and disclosures policies, such as those relating to disclosure controls and procedures and insider trading in our common stock;
●	involve and retain to a greater degree outside counsel and accountants in the above activities;
●	maintain a comprehensive internal audit function; and
●	maintain an investor relations function.

In addition, being a public company subject to these rules and regulations may require us to accept less director and officer liability insurance coverage than we desire or to incur substantial costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors.

Risks Relating to Longroot Thailand

Cryptocurrency exchanges and other trading venues are relatively new.

When cryptocurrency exchanges or other trading venues are involved in fraud or experience security failures or other operational issues, such events could result in a reduction in cryptocurrency prices, impact the success of Longroot Thailand and have a material adverse effect on the ability of Longroot Thailand to continue as a going concern, which correspondingly could harm the business, prospects and operations of the Company. Cryptocurrency market prices depend, directly or indirectly, on the prices set on exchanges and other trading venues, which are new and, in most cases, largely unregulated as compared to established, regulated exchanges for securities, commodities or currencies. In the event Longroot Thailand faces fraud, security failures, operational issues or similar events such factors would have a material adverse effect on the ability of Longroot Thailand to continue as a going concern, which could have a material adverse effect on the business, prospects or operations of Longroot Thailand.

Longroot Thailand’s business may be adversely affected by market uncertainty or lack of confidence among investors.

Longroot Thailand’s revenues are derived from the participation in fundraising activities via the issuance of crypto tokens through its Initial Coin Offering (ICO) Portals. Uncertain economic and market conditions, and other poor geopolitical conditions, may adversely affect investor confidence and business activities of potential clients. This could result in declines in size and number of fundraises, which would likely negatively impact Longroot Thailand’s results of operations.

Regulatory changes or actions may alter the nature of the Company’s ownership of Longroot Thailand or restrict the use of cryptocurrencies in a manner that adversely affects Longroot Thailand’s business, prospects or operations.

As cryptocurrencies have grown in both popularity and market size, governments around the world have reacted differently to cryptocurrencies, with certain governments deeming them illegal while others have allowed their use and trade. Thailand, where Longroot Thailand is regulated, is the first country to approve a legal initial coin offering (“ICO”) portal for issuers. Under Thai Securities and Exchange Commission (“Thai SEC”) regulation, all crypto token issuance in Thailand must be approved by the Thai SEC and carried out via an approved ICO Portal such as Longroot Thailand. Governments may in the future take regulatory actions that prohibit or severely restrict the right to acquire, own, hold, sell, use or trade cryptocurrencies or to exchange cryptocurrencies for fiat currency. Similar actions by governments or regulatory bodies could impact the ability of Longroot Thailand to continue to operate and such actions could affect the ability of Longroot Thailand to continue as a going concern, which could have a material adverse effect on the business, prospects or operations of the Company.

Furthermore, tokens issued by Longroot Thailand may be classified as securities depending on the nature of the token and the regulatory frameworks of the respective jurisdictions. Longroot Thailand’s activities may be subject to securities regulations in different jurisdictions, which could limit its business activity, such as limits on the personnel it can issue tokens to, and this may negatively impact Longroot Thailand’s profitability. In addition, compliance with existing laws and regulations, will involve significant amounts of time, including that of Longroot Thailand’s senior leaders and that of dedicated compliance personnel, all of which might negatively impact Longroot Thailand’s results of operations.

The development and acceptance of cryptographic and algorithmic protocols governing the issuance of and transactions in cryptocurrencies are subject to a variety of factors that are difficult to evaluate.

The use of cryptocurrencies to, among other things, buy and sell goods and services and complete transactions, is part of a new and rapidly evolving industry that employs digital assets based upon a computer-generated mathematical and/or cryptographic protocol. The growth of this industry in general, and the use of cryptocurrencies in particular, is subject to a high degree of uncertainty, and the slowing or stopping of the development or acceptance of developing protocols may occur and is unpredictable.

Longroot Thailand’s coins might be used for illegal or improper purposes, which could expose Longroot Thailand to additional liability and harm its business.

Longroot Thailand’s coins remain susceptible to potentially illegal or improper uses as criminals are using increasingly sophisticated methods to engage in illegal activities involving internet services, such as money laundering, terrorist financing, drug trafficking, human trafficking, illegal online gaming, romance and other online scams, prohibited sales of pharmaceuticals, fraudulent sale of goods or services, piracy of software, movies, music and other copyrighted or trademarked goods, unauthorized uses of credit and debit cards or bank accounts and similar misconduct. Coinholders may also encourage, promote, facilitate or instruct others to engage in illegal activities. If the measures Longroot Thailand has taken are too restrictive and inadvertently screen proper transactions, this could diminish customer experience which could harm its business. Thailand’s business could be harmed if customers use its system for illegal or improper purposes.

Acceptance and/or widespread use of cryptocurrency is uncertain.

Currently, there is a relatively small use of cryptocurrencies in the retail and commercial marketplace for goods or services. In comparison, there is relatively large use by speculators contributing to price volatility. The relative lack of acceptance of cryptocurrencies in the retail and commercial marketplace limits the ability of end-users to use them to pay for goods and services. Such lack of acceptance or decline in acceptances would have a material adverse effect on the ability of Longroot Thailand to continue as a going concern or to pursue this segment at all, which would have a material adverse effect on the business, prospects or operations of Longroot Thailand and ultimately the Company.

There are cyber security risks related to cryptocurrency trading.

Trading platforms and third-party service providers may be vulnerable to hacking or other malicious activity. As with any computer code generally, flaws in cryptocurrency codes may be exposed to such negative activities. Several errors and defects have been found previously, including those that disabled some functionality for users of cryptocurrency trading platforms and exposed such users’ personal information. Flaws in and exploitations of the source code allowing malicious actors to take or create money have previously occurred. Any of the above events effecting Longroot Thailand may adversely affect its operations and results of operations and ultimately have a material adverse effect on the Company.

Competing blockchain platforms and technologies may cause consumers to use alternative distributed ledgers.

The development and acceptance of competing blockchain platforms or technologies may cause consumers to use alternative distributed ledgers or an alternative to distributed ledgers altogether. This may adversely affect Longroot Thailand.

Future regulatory changes affecting Longroot Thailand are unable to predict.

Digital assets in Thailand are regulated under the Securities and Exchange Commission of Thailand, and are subject to comprehensive statutes, regulations and margin requirements. In addition, the Securities and Exchange Commission of Thailand is authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of digital assets both inside and outside Thailand is a rapidly changing area of law and is subject to modification by government and judicial action. Digital assets also currently face an uncertain regulatory landscape in various jurisdictions. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect digital assets and its users, particularly digital asset operators and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of Thailand and may negatively impact the acceptance of digital assets by users, merchants and service providers outside of Thailand and may therefore impede the growth of the digital asset economy. The effect of any future domestic or foreign regulatory change on the Longroot Thailand is unable to be predicted, but such change could be substantial and adverse to Longroot Thailand’s operations and prospects.

Risks Related to Monaker’s Common Stock

Stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of our common stock.

Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock or where shares are to be issued to our officers, directors and applicable consultants, free trading shares pursuant to Form S-8 registration statements. Our board of directors has authority, without action or vote of the stockholders, to issue all or part of the authorized but unissued shares of common stock. In addition, we may attempt to raise capital by selling shares of our common stock, possibly at a discount to the market price of such securities. These actions will result in dilution of the ownership interests of existing stockholders, which may further dilute common stock book value, and that dilution may be material. Such issuances may also serve to enhance existing management’s ability to maintain control of the Company because the shares may be issued to parties or entities committed to supporting existing management.

 Nevada law and our Articles of Incorporation authorize us to issue shares of stock, which shares may cause substantial dilution to our existing stockholders.

We have authorized capital stock consisting of 500,000,000 shares of common stock, $0.00001 par value per share, 3,000,000 shares of Series A Preferred stock, $0.01 par value per share, 10,000,000 shares of Series B Preferred Stock, $0.00001 par value per share and 3,828,500 shares of Series C Preferred Stock, $ 0.00001 par value per share. As of the date of this proxy statement, we have 18,765,839 shares of common stock issued and outstanding, 10,000,000 shares of Series B Preferred Stock, and 3,828,500 shares of Series C Preferred Stock, issued and outstanding. As a result, our board of directors can issue a large number of additional shares of common stock and/or effect a reverse stock split, without stockholder approval, and if additional shares are issued, it could cause substantial dilution to our then stockholders. Additionally, shares of preferred stock may be issued by our board of directors without stockholder approval with voting powers, and such preferences and relative, participating, optional or other special rights and powers as determined by our board of directors, which may be greater than the shares of common stock currently outstanding. As a result, shares of preferred stock may be issued by our board of directors which cause the holders to have super-majority voting power over our shares, provide the holders of the preferred stock the right to convert the shares of preferred stock they hold into shares of our common stock, which may cause substantial dilution to our then common stock stockholders and/or have other rights and preferences greater than those of our common stock stockholders. Investors should keep in mind that the board of directors has the authority to issue additional shares of common stock and preferred stock, which could cause substantial dilution to our existing stockholders. Additionally, the dilutive effect of any preferred stock, which we may issue may be exacerbated given the fact that such preferred stock may have super-majority voting rights and/or other rights or preferences which could provide the preferred stockholders with voting control over us subsequent to this offering and/or give those holders the power to prevent or cause a change in control. As a result, the issuance of shares of common stock and/or preferred stock may cause the value of our securities to decrease and/or become worthless.

The outstanding Series B Preferred Stock and Series C Preferred Stock have a liquidation preference on parity with our common stock.

If Monaker does not receive stockholder approval for the issuance of the shares of Monaker common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock issued to the Axion stockholders and Axion creditors upon the closing of the Axion exchange agreement and upon exercise of the creditor warrants granted to Cern One upon the closing of the Axion exchange agreement, such securities will not be convertible or exercisable. If that were to occur Monaker would likely hold another special or annual meeting of stockholders to again request approval for such conversions/exercise; provided that until approved by stockholders such Series B Preferred Stock and Series C Preferred Stock, which have a liquidation preference of $9,272,121 and $7,657,040, respectively, will remain outstanding, and will, upon any liquidation of Monaker, reduce pro-rata, the amount of any consideration that the common stock stockholders of Monaker would receive upon liquidation of Monaker.

Our outstanding warrants may adversely affect the trading price of our common stock.

As of the date of this proxy statement, there were outstanding warrants to purchase 1,131,671 shares of common stock at a weighted average exercise price of $3.34 per share, not including the creditor warrants. For the life of the warrants, the holders have the opportunity to profit from a rise in the market price of our common stock without assuming the risk of ownership. The issuance of shares upon the exercise of outstanding securities will also dilute the ownership interests of our existing stockholders.

The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of our common stock. We cannot predict the size of future issuances of our common stock pursuant to the exercise of outstanding options or warrants or conversion of other securities, or the effect if any, that future issuances and sales of shares of our common stock may have on the market price of our common stock. Sales or distributions of substantial amounts of our common stock (including shares issued in connection with an acquisition), or the perception that such sales could occur, may cause the market price of our common stock to decline.

Certain warrants we have granted include anti-dilutive rights

The warrants to purchase 724,000 shares of common stock which we granted to certain purchases in our October 2018 offering (of which warrants to purchase 527,400 shares are currently outstanding) include anti-dilution rights, which provide that if at any time while the warrants are outstanding, we issue or are deemed to have issued (which includes shares issuable upon exercise of warrants and options and conversion of convertible securities) securities for consideration less than the then current exercise price of the warrants, subject to certain excepted issuances, the exercise price of such warrants is automatically reduced to the lowest price per share of consideration provided or deemed to have been provided for such securities, not to be less than $0.57 per share (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions). The warrants which originally had an exercise price of $2.85 per share currently have any exercise price of $2.00 per share as a result of our April 2019 underwritten offering.

Our stock price may be volatile.

The market price of our common stock is likely to be volatile and could be subject to wide fluctuations in response to, among other things, the risk factors described herein and other factors beyond our control. Factors affecting the trading price of our common stock could include:

●	variations in our operating results;
●	variations in operating results of similar companies and competitors;
●	changes in the estimates of our operating results or changes in recommendations by any securities analysts that elect to follow our common stock;
●	changes in our outlook for future operating results which are communicated to investors and analysts;
●	announcements of technological innovations, new products, services or service enhancements, strategic alliances or agreements by us or by our competitors;
●	marketing and advertising initiatives by us or our competitors;
●	the increase or decrease of listings;
●	threatened or actual litigation;
●	changes in our management;
●	recruitment or departures of key personnel;
●	market conditions in our industry, the travel industry and the economy as a whole;
●	the overall performance of the equity markets;
●	sales of shares of our common stock by existing stockholders;
●	global pandemics and epidemics, such as COVID-19;
●	the reports of industry research analysts who cover our competitors and us;
●	stock-based compensation expense under applicable accounting standards; and

●	adoption or modification of regulations, policies, procedures or programs applicable to our business.

Furthermore, the stock markets have experienced price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations often have been unrelated or disproportionate to the operating performance of those companies. These broad market and industry fluctuations and general economic, political and market conditions, such as recessions, interest rate changes or international currency fluctuations, may negatively affect the market price of our common stock regardless of our actual operating performance. Each of these factors, among others, could harm the value of our common stock.

In the past, many companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation; and we have previously been the target of this type of litigation. Securities litigation against us, regardless of the merits or outcome, could result in substantial costs and divert our management’s attention from other business concerns, which could materially harm our business.

If the holders of our common stock sell a large number of shares all at once or in blocks, the market price of our shares would most likely decline.

Certain of our stockholders and warrant holders hold shares of common stock that are freely tradable and/or freely tradable upon exercise. Should such holders decide to sell their shares at a price below the market price as quoted on NASDAQ, or any exchange on which our common stock might be listed in the future, the price may continue to decline. A steep decline in the price of our common stock upon being quoted on NASDAQ, or any exchange on which our common stock might be listed in the future, would adversely affect our ability to raise additional equity capital, and even if we were successful in raising such capital, the terms of such raise may be substantially dilutive to current stockholders.

If securities analysts and other industry experts do not publish research or publish negative research about our business, our stock price and trading volume could decline.

The trading market for our common stock depends in part on the research, reports and other media that securities analysts and other industry experts publish about us or our business. If security analysts don’t cover our stock, downgrade our stock or publish negative research about our business, our stock price could decline. If analysts do not cover us in the future, cease coverage of our company or fail to publish reports on us regularly, we could lose visibility in the stock market and demand for our stock could decrease, which could cause our stock price or trading volume to decline. If one or more industry analysts publish negative statements about our business, our stock price could decline.

Failure to adequately manage our growth may seriously harm our business.

We plan to grow our business as rapidly as possible. If we do not effectively manage our growth, the quality of our services may suffer, which could negatively affect our reputation and demand for our services. Our growth may place a significant strain on our managerial, administrative, operational, and financial resources and our infrastructure. Our future success will depend, in part, upon the ability of our senior management to manage growth effectively. This will require us to, among other things:

●	implement additional management information systems;
●	further develop our operating, administrative, legal, financial, and accounting systems and controls;
●	hire additional personnel;
●	develop additional levels of management within our company;
●	locate additional office space;
●	maintain close coordination among our engineering, operations, legal, finance, sales and marketing, and client service and support organizations; and
●	manage our expanding international operations.

As a result, we may lack the resources to deploy our services on a timely and cost-effective basis. Failure to accomplish any of these requirements could impair our ability to deliver services in a timely fashion or attract and retain new customers.

We do not anticipate paying any dividends on our common stock.

We do not anticipate paying any cash dividends on our common stock in the foreseeable future. If we do not pay cash dividends, our stockholders could receive a return on their investment in our common stock only if the market price of our common stock has increased when they sell their shares.

Our incorporation documents and Nevada law may inhibit a takeover that stockholders consider favorable and could also limit the market price of our common stock, which may inhibit an attempt by our stockholders to change our direction or management.

Nevada law and our articles of incorporation contain provisions that could delay or prevent a change in control of our Company. Some of these provisions include the following:

●	authorize our board of directors to determine the rights, preferences, privileges and restrictions granted to, or imposed upon, the preferred stock and to fix the number of shares constituting any series and the designation of such series without further action by our stockholders; and
●	prohibit cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates.

These and other provisions in our articles of incorporation, as amended, and under Nevada law could reduce the price that investors might be willing to pay for shares of our common stock in the future and result in the market price being lower than it would be without these provisions. Furthermore, these provisions may inhibit an attempt by our stockholders to change our direction or management.

We adopted provisions in our amended and restated articles of incorporation limiting the liability of management to stockholders.

We have adopted provisions, and will maintain provisions, to our amended and restated articles of incorporation that limit the liability of our directors, and provide for indemnification by us of our directors and officers to the fullest extent permitted by Nevada law. Our Articles of Incorporation and Nevada law provide that directors have no personal liability to third parties for monetary damages for actions taken as a director, except for breach of duty of loyalty, acts or omissions not in good faith involving intentional misconduct or knowing violation of law, unlawful payment of dividends or unlawful stock repurchases, or transactions from which the director derived improper personal benefit. Such provisions limit the stockholders’ ability to hold directors liable for breaches of fiduciary duty and reduce the likelihood of derivative litigation against directors and officers.

Our Common Stock may be delisted from the Nasdaq Capital Market if we cannot satisfy Nasdaq’s continued listing requirements.

Among the conditions required for continued listing on the Nasdaq Capital Market, Nasdaq requires us to maintain at least $2.5 million in stockholders’ equity or $500,000 in net income over the prior two years or two of the prior three years, to have a majority of independent directors, and to maintain a stock price over $1.00 per share. As of the date of this proxy statement, our stockholders’ equity is above Nasdaq’s $2.5 million minimum and, we have maintained our stock price over $1.00 per share (provided that our stock price traded as low as $0.61 during calendar 2020).

Moving forward, we may not be able to maintain at least $2.5 million in stockholders’ equity, may not generate over $500,000 of yearly net income, we may not be able to maintain independent directors, we may not be able to maintain a stock price over $1.00 per share and/or may not be able to meet the requirements related to the number of independent directors on our board of directors and/or hold an annual meeting of stockholders on a timely basis. If we fail to timely comply with the applicable requirements, and/or to timely cure the deficiencies described above, our stock may be delisted. In addition, even if we demonstrate compliance with the requirements above, we will have to continue to meet other objective and subjective listing requirements to continue to be listed on the Nasdaq Capital Market. Delisting from the Nasdaq Capital Market could make trading our common stock more difficult for investors, potentially leading to declines in our share price and liquidity. Without a Nasdaq Capital Market listing, stockholders may have a difficult time getting a quote for the sale or purchase of our stock, the sale or purchase of our stock would likely be made more difficult and the trading volume and liquidity of our stock could decline. Delisting from the Nasdaq Capital Market could also result in negative publicity and could also make it more difficult for us to raise additional capital. The absence of such a listing may adversely affect the acceptance of our common stock as currency or the value accorded by other parties. Further, if we are delisted, we would also incur additional costs under state blue sky laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of our common stock and the ability of our stockholders to sell our common stock in the secondary market. If our common stock is delisted by Nasdaq, our common stock may be eligible to trade on an over-the-counter quotation system, such as the OTCQB market, where an investor may find it more difficult to sell our stock or obtain accurate quotations as to the market value of our common stock. In the event our common stock is delisted from the Nasdaq Capital Market, we may not be able to list our common stock on another national securities exchange or obtain a quotation on an over-the-counter quotation system.

If we are delisted from the Nasdaq Capital Market, your ability to sell your shares of our common stock could also be limited by the penny stock restrictions, which could further limit the marketability of your shares.

If our common stock is delisted from Nasdaq, it could come within the definition of “penny stock” as defined in the Exchange Act and would then be covered by Rule 15g-9 of the Exchange Act. That Rule imposes additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors. For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Consequently, Rule 15g-9, if it were to become applicable, would affect the ability or willingness of broker-dealers to sell our securities, and accordingly would affect the ability of stockholders to sell their securities in the public market. These additional procedures could also limit our ability to raise additional capital in the future.

Due to the fact that our common stock is listed on the Nasdaq Capital Market, we are subject to financial and other reporting and corporate governance requirements which increase our costs and expenses.

We are currently required to file annual and quarterly information and other reports with the Securities and Exchange Commission that are specified in Sections 13 and 15(d) of the Exchange Act. Additionally, due to the fact that our common stock is listed on the Nasdaq Capital Market, we are also subject to the requirements to maintain independent directors, comply with other corporate governance requirements, and are required to pay annual listing and stock issuance fees. These obligations require a commitment of additional resources including, but not limited, to additional expenses, and may result in the diversion of our senior management’s time and attention from our day-to-day operations. These obligations increase our expenses and may make it more complicated or time-consuming for us to undertake certain corporate actions because we may require Nasdaq approval for such transactions and/or Nasdaq rules that may require us to obtain stockholder approval for such transactions.

Risks Related to HotPlay’s and Axion’s Business

HotPlay has a limited operating history and has incurred significant operating losses since inception. HotPlay may never become profitable or, if achieved, be able to sustain profitability.

There is no significant operating history upon which to base any assumption as to the likelihood that HotPlay will prove successful, and HotPlay may never achieve profitable operations. HotPlay was only formed in March 2020. If HotPlay is unsuccessful in addressing these risks, its business will most likely fail. To date, HotPlay has funded its operations primarily through stockholder loans. As of August 31, 2020, HotPlay (and HotPlay Thailand as combined) had cash and cash equivalents of $70,595. HotPlay (and HotPlay Thailand as combined) had a net loss of $529,042 for the period from March 6, 2020 (inception) through August 31, 2020 and $461,749 for the three months ended November 30, 2020 and had an accumulated deficit of $529,042 as of August 31, 2020 and $974,390 as of November 30, 2020. HotPlay may not generate profitable operations in the future.

Global pandemics, such as COVID-19 have had, and could in the future have an adverse impact on HotPlay’s and Axion’s revenue and results of operations.

HotPlay’s and Axion’s business and operations have been and could in the future be adversely affected by health epidemics, such as the global COVID-19 pandemic. The COVID-19 pandemic and efforts to control its spread have curtailed the movement of people, goods and services worldwide, including in the regions in which HotPlay and Axion and its clients and partners operate, and are significantly impacting economic activity and financial markets. Many marketers have decreased or paused their advertising spending as a response to the economic uncertainty, decline in business activity, and other COVID-related impacts, which have negatively impacted, and may continue to negatively impact, HotPlay’s and Axion’s revenue and results of operations, the extent and duration of which may not be able to be accurately predicted. In addition, HotPlay’s and Axion’s clients’ and advertisers’ businesses or cash flows have been and may continue to be negatively impacted by COVID-19, which has and may continue to lead them to seek adjustments to payment terms or delay making payments or default on their payables, any of which may impact the timely receipt and/or collectability of HotPlay’s and Axion’s receivables.

HotPlay’s and Axion’s operations are subject to a range of external factors related to the COVID-19 pandemic that are not within their control. There can be no assurance that precautionary measures, whether adopted by HotPlay or Axion or imposed by others, will be effective, and such measures could negatively affect their sales, marketing, and client service efforts, delay and lengthen their sales cycles, decrease their employees’ or clients’ or partners’ productivity, or create operational or other challenges, any of which could harm HotPlay’s and Axion’s business and results of operations.

The economic uncertainty caused by the COVID-19 pandemic has made and may continue to make it difficult for the forecasting of revenue and operating results and to make decisions regarding operational cost structures and investments. The duration and extent of the impact from the COVID-19 pandemic depend on future developments that cannot be accurately predicted at this time, and if HotPlay and/or Axion is not able to respond to and manage the impact of such events effectively, their business may be harmed.

Economic downturns and market conditions beyond HotPlay’s and Axion’s control could adversely affect HotPlay’s and Axion’s business, financial condition and results of operations.

HotPlay’s and Axion’s business depends on the overall demand for advertising, video games and other technology offerings, and as to HotPlay, on the economic health of advertisers that benefit from its platform. Economic downturns or unstable market conditions may cause advertisers to decrease or pause their advertising budgets, which could reduce spend though HotPlay’s platform and adversely affect its business, financial condition and results of operations. Similarly, economic downturns could also decrease the amount of disposable income gamers have available for the purchase of HotPlay’s and Axion’s video game offerings. Additionally, as described above, public health crises may disrupt the operations of HotPlay’s and Axion’s customers and partners for an unknown period of time, including as a result of travel restrictions and/or business shutdowns, all of which could negatively impact their business and results of operations, including cash flows. As HotPlay explores new countries to expand its business, economic downturns or unstable market conditions in any of those countries could result in HotPlay’s investments not yielding the returns it anticipates.

HotPlay’s future success depends on the continuing efforts of its key employees, including Ms. Nithinan Boonyawattanapisut and Mr. Mark Vange, and its ability to attract, hire, retain and motivate highly skilled employees in the future.

HotPlay’s future success depends on the continuing efforts of Ms. Nithinan Boonyawattanapisut (the director of HotPlay), Mr. Mark Vange (the Chief Technology Officer of HotPlay) and other key employees. HotPlay relies on the leadership, knowledge and experience that its executive officers provide. They foster HotPlay’s corporate culture, which has been instrumental to its ability to attract and retain new talent. HotPlay also relies on its ability to hire and retain qualified and motivated employees. The market for talent in HotPlay’s areas of operations, is intensely competitive, as technology companies like HotPlay compete to attract the best talent. As a result, HotPlay may incur significant costs to attract and retain employees, including significant expenditures related to salaries and benefits and compensation expenses related to equity awards, and it may lose new employees to competitors or other companies before HotPlay realizes the benefit of its investment in recruiting and training them. New employees often require significant training and, in many cases, take significant time before they achieve full productivity.

Employee turnover, including changes in HotPlay’s management team, could disrupt its business. None of HotPlay’s key employees have an employment agreement for a specific term, and all of its employees may terminate his or her employment with HotPlay at any time. The loss of one or more of HotPlay’s executive officers, or its inability to attract and retain highly skilled employees could have an adverse effect on HotPlay’s business, financial condition and results of operations.

Seasonal fluctuations in advertising activity could have a negative impact on HotPlay’s revenue, cash flow and results of operations.

HotPlay’s revenue, cash flow, results of operations and other key operating and performance metrics may vary from quarter to quarter due to the seasonal nature of its clients’ spending on advertising campaigns. For example, clients tend to devote more of their advertising budgets to the fourth calendar quarter to coincide with consumer holiday spending. Moreover, advertising inventory in the fourth quarter may be more expensive due to increased demand for it. Seasonality could have a significant impact on HotPlay’s revenue, cash flow and results of operations from period to period.

HotPlay and Axion rely on external developers to develop some of their software products.

HotPlay and Axion rely on external software developers to develop some of their software products. Because they depend on external developers, they are subject to the following risks:

●	continuing strong demand for top-tier developers’ resources, combined with the recognition they receive in connection with their work, may cause developers who worked for HotPlay and Axion in the past either to work for a competitor in the future or to renegotiate agreements with HotPlay and Axion on terms less favorable to HotPlay and Axion;

●	limited financial resources and business expertise or the inability to retain skilled personnel may force developers out of business prior to completing products for HotPlay and Axion or require HotPlay and Axion to fund additional costs;

●	a competitor may acquire the business of one or more key developers or sign them to exclusive development arrangements and, in either case, HotPlay and Axion would not be able to continue to engage such developers’ services for products, except for any period for which the developer is contractually obligated to complete development; and

●	reliance on external developers reduces HotPlay’s and Axion’s visibility into, and control over, development schedules and operational outcomes compared to those when utilizing internal development resources.

Lawsuits have been filed, and may continue to be filed, against publishers of interactive entertainment software products.

In prior years, lawsuits have been filed against numerous interactive entertainment companies, by the families of victims of violence, alleging that interactive entertainment products influence the behavior of the perpetrators of such violence. These lawsuits have been dismissed, but similar additional lawsuits could be filed in the future. It is uncertain whether HotPlay’s or Axion’s insurance carriers would cover all or any amounts for which they might be liable if such future lawsuits are not decided in their favor. Further, any such lawsuit could result in increased governmental scrutiny, harm to HotPlay’s and Axion’s reputation, reduced demand by consumers for their products, or decreased willingness by customers to use or purchase, or by their partners to provide marketing support for, those products. Such results could divert development and management resources, increase legal fees and other costs, and have other negative impacts on HotPlay’s and/or Axion’s business.

HotPlay’s and Axion’s business may be harmed if their distributors, retailers, development and licensing partners, or other third parties with whom they are affiliated, act in ways that put their brands at risk.

In many cases, HotPlay’s and Axion’s business partners are given access to sensitive and proprietary information or control over their intellectual property to provide services and support. These third parties may misappropriate information or intellectual property and engage in unauthorized use of it. The failure of these third parties to provide adequate services and technologies, the failure of third parties to adequately maintain or update their services and technologies, or the misappropriation or misuse of this information or intellectual property could result in a disruption to HotPlay’s and/or Axion’s business operations or an adverse effect on their reputation and may negatively impact their business.

Similarly, actions taken by third parties with whom HotPlay or Axion may be affiliated may act in a way that places their brands at risk, which could have an adverse effect on their reputation and may negatively impact their business.

HotPlay and Axion use open-source software in connection with certain of their games and services, which may pose particular risks to their proprietary software, products, and services in a manner that could have a negative impact on their business.

HotPlay and Axion use open-source software in connection with some of the games and services they offer. Some open-source software licenses require users who distribute open-source software as part of their software to publicly disclose all or part of the source code to such software or make available any derivative works of the open-source code on unfavorable terms or at no cost. The terms of various open-source licenses have not been interpreted by courts, and there is a risk that such licenses could be construed in a manner that imposes unanticipated conditions or restrictions on HotPlay’s and Axion’s use of the open-source software. Were it determined that HotPlay’s and/or Axion’s use was not in compliance with a particular license, they may be required to release proprietary source code, pay damages for breach of contract, re-engineer games or products, discontinue distribution in the event re-engineering cannot be accomplished on a timely basis, or take other remedial action that may divert resources away from their game or technology development efforts, any of which could negatively impact their business.

HotPlay’s and Axion’s products are subject to the threat of piracy and unauthorized copying, and inadequate intellectual property laws and other protections could prevent them from enforcing or defending proprietary technologies. Further, the use of unauthorized “cheat” programs or the use of other unauthorized software modifications by users could impact multiplayer gameplay or lead to reductions in microtransactions in their games.

HotPlay and Axion rely on a variety of methods, including a combination of copyright, patent, trademark and trade secret laws and employee and third-party non-disclosure agreements, to protect their proprietary rights. They own or license various copyrights, patents, trademarks, and trade secrets. The process of registering and protecting these rights in various jurisdictions is expensive and time-consuming. Further, HotPlay and Axion are aware that some unauthorized copying occurs, and if a significantly greater amount of unauthorized copying of their software products were to occur, it could negatively impact our business.

Piracy is a persistent problem for HotPlay and Axion, and policing the unauthorized sale, distribution and use of products is difficult, expensive, and time-consuming. Further, the laws of some countries in which HotPlay’s and Axion’s products are, or may be, distributed either do not protect products and intellectual property rights to the same extent as the laws of the United States, or are poorly enforced. In addition, though HotPlay and Axion take steps to make the unauthorized sale, distribution and use of their products more difficult and to enforce and police their rights, as do the operators of other platforms on which many of their games are played, these efforts may not be successful in controlling the piracy of products in all instances.

In addition, “cheating” programs or other unauthorized software tools and modifications that enable consumers to cheat in games could negatively impact the volume of microtransactions or purchases of downloadable content. In addition, vulnerabilities in the design of HotPlay’s and Axion’s products or the platforms upon which they run could be discovered after their release, which may result in lost revenues from paying consumers or increased cost of developing technological measures to respond to these, either of which could negatively impact HotPlay’s and/or Axion’s business.

Existing intellectual property laws may not provide adequate protection for HotPlay’s and Axion’s products in connection with emerging technologies.

The insolvency or business failure of any of HotPlay’s and Axion’s business partners could negatively impact HotPlay and Axion.

Retailers and distributors in the interactive entertainment industry have from time-to-time experienced significant fluctuations in their businesses and a number of them have failed. Challenging economic conditions may impair the ability of HotPlay’s and Axion’s customers to pay for products they have purchased and, as a result, HotPlay’s and Axion’s reserves for doubtful accounts and write-off of accounts receivable could increase and, even if increased, may turn out to be insufficient. Further, the insolvency or business failure of other types of business partners could result in disruptions to the distribution of HotPlay’s and Axion’s products or the cancellation of contractual arrangements that they consider to be favorable. A payment default by, or the insolvency or business failure of, a significant business partner could negatively impact HotPlay’s or Axion’s business.

HotPlay and Axion are global companies and are subject to the risks and uncertainties of conducting business outside of the U.S.

HotPlay and Axion conduct business throughout the world. Moving forward, HotPlay and Axion expect that international sales will continue to account for a significant portion of their total revenues and profits and, moreover, that sales in emerging markets in Asia and elsewhere will continue to be an important part of their sales. As such, they are, and may be increasingly, subject to risks inherent in foreign trade generally, as well as risks inherent in doing business in emerging markets, including increased tariffs and duties, compliance with economic sanctions, fluctuations in currency exchange rates, shipping delays, increases in transportation costs, international political, regulatory and economic developments, unexpected changes to laws, regulatory requirements, and enforcement on HotPlay and Axion and their partners and differing local business practices, all of which may impact profit margins or make it more difficult, if not impossible, for them to conduct business in foreign markets.

A deterioration in relations between either us HotPlay, Axion or the United States and any country in which HotPlay or Axion have significant operations or sales, or the implementation of government regulations in such a country, could result in the adoption or expansion of trade restrictions, including economic sanctions, that could have a negative impact on HotPlay’s and/or Axion’s business.

In addition, cultural differences may affect consumer preferences and limit the international popularity of games that are popular in one jurisdiction or require HotPlay and Axion to modify the content of the games or advertising methods, or the method by which they charge customers, to be successful. If HotPlay and Axion do not correctly assess consumer preferences in the countries in which they sell products or offer services, or if the other risks discussed herein come to fruition, it could negatively impact their business.

Fluctuations in currency exchange rates could negatively impact HotPlay’s and Axion’s business.

HotPlay and Axion transact business in various currencies other than the U.S. dollar and have significant international sales and expenses denominated in currencies other than the U.S. dollar, subjecting them to currency exchange rate risks. A substantial portion of HotPlay’s and Axion’s sales and expenses are denominated in local currencies, which could fluctuate against the U.S. dollar. The impact of foreign currency fluctuations, particularly the strengthening of the U.S. dollar, may have an asymmetric and disproportional impact on HotPlay’s and Axion’s business. In addition, interest rate volatility, including lower interest rates resulting from actions taken in connection with the COVID-19 pandemic, can decrease the amount of interest earned on HotPlay’s and Axion’s cash, cash equivalents and short-term investment portfolios.

HotPlay’s and Axion’s games are subject to scrutiny regarding the appropriateness of their content.

Certain app stores use ratings systems for the content which is made available through such app stores (including Apple and Google). If HotPlay and Axion are unable to obtain the ratings they have targeted for products, it could have a negative impact on their business. In some instances, they may be required to modify our products to meet the requirements of the rating systems, which could delay or disrupt the release of any given product, or may prevent its sale altogether in certain territories. Further, if one of HotPlay’s or Axion’s games is “re-rated” for any reason, a ratings organization could require corrective actions.

HotPlay’s and Axion’s business, products, and distribution are subject to increasing regulation in key territories. If they do not successfully respond to these regulations, their business could be negatively impacted.

The video game industry continues to evolve, and new and innovative business opportunities are often subject to new attempts at regulation. As such, legislation is continually being introduced, and litigation and regulatory enforcement actions are taking place, that may affect the way in which HotPlay and Axion, and other industry participants, may offer content and features, and distribute and advertise products. These laws, regulations, and investigations are related to protection of minors, gambling, consumer privacy, accessibility, advertising, taxation, payments, intellectual property, distribution, and antitrust, among others.

For example, many foreign countries have laws that permit governmental entities to restrict or prohibit marketing or distribution of interactive entertainment software products because of the content therein (and similar legislation has been introduced at one time or another at the federal and state levels in the United States, including legislation that attempts to impose additional taxes based on content). In addition, certain jurisdictions have laws that restrict or prohibit marketing or distribution of interactive entertainment software products with random digital item mechanics, or subject such products to additional regulation and oversight, such as reporting to regulators. Also, HotPlay’s and Axion’s games could in the future become subject to gambling-related rules and regulations and expose them to civil and criminal penalties. Further, the growth and development of electronic commerce and virtual items and currency may prompt calls for more stringent consumer protection laws that may impose additional burdens or limitations on operations of companies such as HotPlay and Axion conducting business through the Internet and mobile devices. Also, existing laws or new laws regarding the marketing of in-app purchases, regulation of currency, banking institutions, unclaimed property, and money laundering may be interpreted to cover virtual currency or goods.

The adoption and enforcement of legislation that restricts the marketing, content, business model, or sales of HotPlay’s or Axion’s products in countries in which they do business may harm the sales of such products, as the products they are able to offer to customers and the size of the potential audience for such products may be limited. HotPlay and Axion may be required to modify certain product development processes or products or alter marketing strategies to comply with regulations, which could be costly or delay the release of products. In addition, the laws and regulations affecting HotPlay’s and Axion’s products vary by territory and may be inconsistent with one another, imposing conflicting or uncertain restrictions. Failure to comply with any applicable legislation may also result in government-imposed fines or other penalties, as well as harm to HotPlay’s and Axion’s reputation.

Change in government regulations relating to the Internet could negatively impact HotPlay’s and Axion’s business.

HotPlay and Axion rely on consumer’s/user’s access to significant levels of Internet bandwidth for the digital delivery of their content and the functionality of their games with online features. Changes in laws or regulations that adversely affect the growth, popularity or use of the Internet, including laws impacting “net neutrality,” could impair HotPlay’s and Axion’s consumer’s/user’s online experiences, decrease the demand for their products and services or increase their cost of doing business. Given uncertainty around these rules relating to the Internet, including changing interpretations, amendments, or repeal of those rules, coupled with the potentially significant political and economic power of local Internet service providers and the level of Internet bandwidth access HotPlay’s and Axion’s products and services require, they could experience discriminatory or anti-competitive practices that could impede their growth, cause HotPlay and/or Axion to incur additional expenses, or otherwise negatively impact their business.

The laws and regulations concerning data privacy are continually evolving. Failure to comply with these laws and regulations could harm HotPlay’s and/or Axion’s business.

Consumers play certain of HotPlay’s and Axion’s games online using third-party platforms and networks, through online social platforms, and on mobile devices. HotPlay and Axion collect and store information about their consumers, including consumers who play these games. In addition, HotPlay and Axion collect and store information about their employees. HotPlay and Axion are subject to laws from a variety of jurisdictions regarding privacy and the protection of this information, including the E.U.’s General Data Protection Regulation (the “GDPR”), Thailand’s Personal Data Protection Act (the “PDPA”), the U.S. Children’s Online Privacy Protection Act, which regulates the collection, use, and disclosure of personal information from children under 13 years of age, and the California Consumer Privacy Act (“CCPA”), among others. Failure to comply with any of these laws or regulations may increase HotPlay’s and Axion’s costs, subject them to expensive and distracting government investigations, result in substantial fines, or result in lawsuits and claims against HotPlay and/or Axion to the extent these laws include a private right of action.

Data privacy protection laws are rapidly changing and likely will continue to do so for the foreseeable future and may be inconsistent from jurisdiction to jurisdiction. Complying with emerging and changing laws could require HotPlay and Axion to incur substantial costs or impact their approach to operating and marketing their games and HotPlay’s advertising. Due to the rapidly changing nature of these data privacy protection laws, there is not always clear guidance from the respective governments and regulators regarding the interpretation of the law, which may create the risk of an inadvertent violation. Various government and consumer agencies worldwide have also called for new regulation and changes in industry practices. In addition, in some cases, HotPlay and Axion are dependent upon our platform providers and external data processors to assist us in ensuring compliance with these various types of regulations, and a violation by one of these third parties may also subject HotPlay and/or Axion to government investigations and result in substantial fines.

Player interaction with HotPlay’s and Axion’s games is subject to privacy policies, end user license agreements (“EULAs”), and terms of service. If HotPlay and/or Axion fail to comply with posted privacy policies, EULAs, or terms of service, or if they fail to comply with existing privacy-related or data protection laws and regulations, it could result in proceedings or litigation against them by governmental authorities or others, which could result in fines or judgments against them, damage to their reputation, impact their financial condition, and harm their business. If regulators, the media, consumers, or employees raise any concerns about HotPlay’s and/or Axion’s privacy and data protection or consumer protection practices, even if unfounded, this could also result in fines or judgments against them, damage their reputation, negatively impact their financial condition, or damage their business.

HotPlay and Axion depend on servers and networks to operate their games and advertising. If HotPlay and/or Axion were to lose functionality in any of these areas for any reason, their businesses may be negatively impacted.

The business of HotPlay and Axion relies on the continuous operation of servers, some of which are owned and operated by third parties. Although HotPlay and Axion strive to maintain more than sufficient server capacity, and provide for active redundancy in the event of limited hardware failure, any broad-based catastrophic server malfunction, a significant service-disrupting attack or intrusion by hackers that circumvents security measures, a failure of disaster recovery service or the failure of a company on which HotPlay and/or Axion are relying for server capacity to provide that capacity for whatever reason would likely degrade or interrupt the functionality of their software and products with online features, and could prevent the operation of such software and products altogether, any of which could result in the loss of sales.

HotPlay and Axion also rely on platforms and networks operated by third parties, such as the Apple Appstore and Google Play store, for the sale and digital delivery of downloadable games. An extended interruption to any of these services could adversely affect their ability to operate, which could result in a loss of revenue and otherwise negatively impact their business.

HotPlay derives a significant portion of its revenues from advertisements and if any events occur that negatively impact its relationships with advertisers, its advertising revenues and operating results would be negatively impacted.

HotPlay derives a significant portion of its revenues though advertisements and offers it serves to gamers. HotPlay needs to maintain good relationships with advertisers to provide it with a sufficient inventory of advertisements and offers. Online advertising, including through mobile games and other mobile applications, is an intensely competitive industry. Many large companies, such as Amazon, Facebook and Google, invest significantly in data analytics to make their websites and platforms more attractive to advertisers. If HotPlay’s relationship with any advertising partners terminates for any reason, or if the commercial terms of its relationships are changed or do not continue to be renewed on favorable terms, HotPlay would need to qualify new advertising partners, which could negatively impact its revenues, at least in the short term.

In addition, internet-connected devices and operating systems controlled by third parties increasingly contain features that allow device users to disable functionality that allows for the delivery of advertising on their devices. Device and browser manufacturers may include or expand these features as part of their standard device specifications.

Failure to launch a product for a major client, may adversely affect HotPlay’s growth.

HotPlay has executed an agreement with one of Southeast Asia’s largest retailers to develop a gamified virtual store for their e-commerce business. The virtual store is planned to be integrated with a casual game owned by HotPlay, and it is expected that HotPlay will be delivering native ads and coupons to both the virtual store and the integrated casual game. HotPlay’s management believes that the launch of this product is critical and such launch is expected to lead to significant growth of the company given the retailers reputation and existing large customer base. However, the virtual store may fail to launch due to HotPlay Thailand failing to deliver or the retailer prematurely terminating the agreement. HotPlay’s management believes that any such failure to launch will adversely impact HotPlay’s near term growth prospects.

HotPlay’s and Axion’s business is highly competitive. Competition presents an ongoing threat to the success of HotPlay’s and Axion’s business.

HotPlay and Axion compete with companies that sell advertising, as well as with companies that provide social, media, and communication products and services that are designed to engage users on mobile devices and online. HotPlay and Axion face significant competition in every aspect of their business, including from companies that facilitate communication and the sharing of content and information, companies that enable marketers to display advertising, companies that distribute video and other forms of media content, and companies that provide development platforms for applications developers. HotPlay and Axion compete with companies that offer products across broad platforms that replicate the capabilities they provide. Some of their competitors may be domiciled in different countries and subject to political, legal, and regulatory regimes that enable them to compete more effectively than HotPlay and Axion. In addition, HotPlay and Axion face competition from traditional, online, and mobile businesses that provide media for marketers to reach their audiences and/or develop tools and systems for managing and optimizing advertising campaigns.

Some of HotPlay’s and Axion’s current and potential competitors may have greater resources or stronger competitive positions in certain product segments, geographic regions, or user demographics than they do. These factors may allow competitors to respond more effectively to new or emerging technologies and changes in market conditions. HotPlay’s and Axion’s competitors may develop products, features, or services that are similar to theirs or that achieve greater acceptance, may undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more aggressive pricing policies.

HotPlay’s and/or Axion’s ability to compete effectively depends upon many factors both within and beyond their control, including:

● the popularity, usefulness, ease of use, performance, and reliability of their products compared to their competitors’ products;

● the size and composition of their user base;

● the engagement of users with their products and competing products;

● the timing and market acceptance of products, including developments and enhancements to their or their competitors’ products;

● their safety and security efforts and their ability to protect user data and to provide users with control over their data;

● their ability to distribute their products to new and existing users;

● their ability to monetize their products;

● HotPlay’s frequency, size, format, quality, and relative prominence of the ads displayed by it or its competitors;

● customer service and support efforts;

● marketing and selling efforts, including HotPlay’s ability to measure the effectiveness of its ads and to provide marketers with a compelling return on its investments;

● their ability to establish and maintain developers’ interest in building mobile and web applications that integrate with their applications, games and offerings;

● changes mandated by legislation, regulatory authorities, or litigation, some of which may have a disproportionate effect on them;

● acquisitions or consolidation within their industry, which may result in more formidable competitors;

● their ability to attract, retain, and motivate talented employees, particularly software engineers, designers, and product managers;

● their ability to cost-effectively manage and grow their operations; and

● their reputation and brand strength relative to those of their competitors.

If HotPlay and Axion are not able to compete effectively, their user base and level of user engagement may decrease, they may become less attractive to developers and marketers, and their revenue and results of operations may be materially and adversely affected.

HotPlay’s and Axion’s new products and changes to existing products could fail to attract or retain users or generate revenue and profits.

HotPlay’s and Axion’s ability to retain, increase, and engage their user base and to increase revenue depends heavily on their ability to continue to evolve existing products and to create successful new products, both independently and in conjunction with developers or other third parties. HotPlay and Axion may introduce significant changes to their existing products or acquire or introduce new and unproven products, including using technologies with which they have little or no prior development or operating experience. In addition, the introduction of new products, or changes to existing products, may result in new or enhanced governmental or regulatory scrutiny or other complications that could adversely affect HotPlay’s and/or Axion’s business and financial results. If HotPlay’s and/or Axion’s new or enhanced products fail to engage users, marketers, or developers, or if their business plans are unsuccessful, they may fail to attract or retain users or to generate sufficient revenue, operating margin, or other value to justify their investments, and their business may be adversely affected.

HotPlay’s and Axion’s products and internal systems rely on software and hardware that is highly technical, and any errors, bugs, or vulnerabilities in these systems, or failures to address or mitigate technical limitations in such systems, could adversely affect their business.

HotPlay’s and/or Axion’s products and internal systems rely on software and hardware, including software and hardware developed or maintained internally and/or by third parties, that is highly technical and complex. In addition, HotPlay’s and/or Axion’s products and internal systems depend on the ability of such software and hardware to store, retrieve, process, and manage immense amounts of data. The software and hardware on which they rely has contained, and will in the future contain, errors, bugs, or vulnerabilities, and their systems are subject to certain technical limitations that may compromise their ability to meet their objectives. Some errors, bugs, or vulnerabilities inherently may be difficult to detect and may only be discovered after the code has been released for external or internal use. Errors, bugs, vulnerabilities, design defects, or technical limitations within the software and hardware on which HotPlay and Axion rely have in the past led to, and may in the future lead to, outcomes including a negative experience for users and marketers who use such products, compromised ability of such products to perform in a manner consistent with HotPlay’s and Axion’s terms, contracts, or policies, delayed product introductions or enhancements, targeting, measurement, or billing errors, compromised ability to protect the data of their users and/or their intellectual property, or reductions in their ability to provide some or all of their services. In addition, any errors, bugs, vulnerabilities, or defects in HotPlay’s and/or Axion’s systems or the software and hardware on which they rely, failures to properly address or mitigate the technical limitations in their systems, or associated degradations or interruptions of service or failures to fulfill their commitments to users, have in the past led to, and may in the future lead to, outcomes including damage to their reputation, loss of users, loss of marketers, loss of revenue, regulatory inquiries, litigation, or liability for fines, damages, or other remedies, any of which could adversely affect HotPlay’s and/or Axion’s business and financial results.

HotPlay’s and/or Axion’s business partners may be unable to honor their obligations to HotPlay and/or Axion or their actions may put them at risk.

HotPlay and Axion rely on various business partners, including third-party service providers, vendors, licensing partners, development partners, and licensees in many areas of their business. Their actions may put HotPlay’s and/or Axion’s business and our reputation and brand at risk. For example, HotPlay and/or Axion may have disputes with their business partners that may impact their business and/or financial results. In many cases, HotPlay’s and Axion’s business partners may be given access to sensitive and proprietary information in order to provide services and support to their teams, and they may misappropriate such information and engage in unauthorized use of it. In addition, the failure of these third parties to provide adequate services and technologies, or the failure of the third parties to adequately maintain or update their services and technologies, could result in a disruption to HotPlay’s and/or Axion’s business operations. Further, disruptions in the financial markets, economic downturns including related to the COVID-19 pandemic, poor business decisions, or reputational harm may adversely affect HotPlay’s and/or Axion’s partners and they may not be able to continue honoring their obligations to HotPlay and/or Axion or could cease their arrangements with them. Alternative arrangements and services may not be available to HotPlay and/or Axion on commercially reasonable terms or HotPlay and Axion may experience business interruptions upon a transition to an alternative partner or vendor. If HotPlay and/or Axion lose one or more significant business partners, its business could be harmed and its financial results could be materially affected.

The products or services HotPlay and/or Axion release may contain defects, bugs or errors.

HotPlay’s and/or Axion’s products and services are extremely complex software programs and are difficult to develop and distribute. HotPlay and/or Axion have quality controls in place to detect defects, bugs or other errors in their products and services before they are released. Nonetheless, these quality controls are subject to human error, overriding, and resource or technical constraints. In addition, the effectiveness of their quality controls and preventative measures may be negatively affected by the distribution of their workforce resulting from the COVID-19 pandemic. As such, these quality controls and preventative measures may not be effective in detecting all defects, bugs or errors in HotPlay’s and/or Axion’s products and services before they have been released into the marketplace. In such an event, the technological reliability and stability of HotPlay’s and/or Axion’s products and services could be below their standards and the standards of their players, and their reputation, brand and sales could be adversely affected. In addition, HotPlay and/or Axion could be required to, or may find it necessary to, offer a refund for the product or service, suspend the availability or sale of the product or service or expend significant resources to cure the defect, bug or error each of which could significantly harm HotPlay’s and/or Axion’s business and operating results.

Competition within, and to, the interactive entertainment industry is intense, and competitors may succeed in reducing HotPlay’s and Axion’s sales.

HotPlay and Axion compete with other publishers of interactive entertainment software, both within and outside the United States. HotPlay’s and Axion’s competitors include very large corporations with significantly greater financial, marketing and product development resources than they have. Their larger competitors may be able to leverage their greater financial, technical, personnel and other resources to provide larger budgets for development and marketing and make higher offers to licensors and developers for commercially desirable properties, as well as adopt more aggressive pricing policies to develop more commercially successful video game products than HotPlay and Axion do. In addition, competitors with large portfolios and popular games typically have greater influence with platform providers, retailers, distributors and other customers who may, in turn, provide more favorable support to those competitors’ games.

Additionally, HotPlay and Axion compete with other forms of entertainment and leisure activities. As HotPlay’s and Axion’s business continues to expand in complexity and scope, they have increased exposure to additional competitors, including those with access to large existing user bases and control over distribution channels. Further, it is difficult to predict and prepare for rapid changes in consumer demand that could materially alter public preferences for different forms of entertainment and leisure activities. Failure to adequately identify and adapt to these competitive pressures could negatively impact HotPlay’s and/or Axion’s business.

The importance of mobile gaming to HotPlay’s and Axion’s business exposes HotPlay and Axion to increased competition.

HotPlay has seen, and expects to continue to see new competitors enter the market for mobile games and existing competitors to allocate more resources to developing and marketing competing mobile games and applications. HotPlay and Axion compete, or may compete, with a vast number of small companies and individuals who are able to create and launch casual games and other content using relatively limited resources and with relatively limited start-up time or expertise. Competition for the attention of consumers on mobile devices is intense, as the number of applications on mobile devices has been increasing dramatically, which, in turn, has required increased marketing to garner consumer awareness and attention. This increased competition has negatively impacted, and is expected to continue to negatively impact, HotPlay’s and Axion’s business.

Risks Related to HotPlay’s and Axion’s Intellectual Property

If HotPlay and/or Axion, are unable to protect their proprietary information or other intellectual property, their business could be adversely affected.

HotPlay and Axion rely to a significant degree on trade secret laws to protect their proprietary information and technology. Breaches of the security of their data center systems and infrastructure or other internet technology (IT) resources could also result in the exposure of their proprietary information. Additionally, their trade secrets may be independently developed by competitors. The steps they have taken to protect their trade secrets and proprietary information may not prevent unauthorized use or reverse engineering of their trade secrets or proprietary information. Additionally, to the extent that either HotPlay and/or Axion have not registered the copyrights in any of their copyrightable works, they will need to register the copyrights before they can file an infringement suit in the United States (or another jurisdiction), and their remedies in any such infringement suit may be limited.

Effective protection of HotPlay’s and Axion’s intellectual property rights may require additional filings and applications in the future. However, pending and future applications may not be approved, and any of their existing or future patents, trademarks or other intellectual property rights may not provide sufficient protection for their business as currently conducted or may be challenged by others or invalidated through administrative process or litigation. Additionally, patent rights in the United States have switched from the former “first-to-invent” system to a “first-to-file” system, which may favor larger competitors that have the resources to file more patent applications. Additionally, to the extent that their employees, contractors or other third parties with whom they do business use intellectual property owned by others in their work for HotPlay and/or Axion, disputes may arise as to the rights to such intellectual property.

Further, the laws of certain countries do not protect proprietary rights to the same extent as the laws of the United States and, therefore, in certain jurisdictions, including Thailand where HotPlay is based and Canada, where Axion is based, HotPlay and Axion may be unable to protect their proprietary technology adequately against unauthorized third-party copying, infringement or use, which could adversely affect their competitive positions.

To protect or enforce HotPlay’s and Axion’s intellectual property rights, they may initiate litigation against third parties. Any lawsuits that they initiate could be expensive, take significant time and divert management’s attention from other business concerns. Additionally, HotPlay and Axion may unintentionally provoke third parties to assert claims against such entities. These claims could invalidate or narrow the scope of their own intellectual property. HotPlay and/or Axion may not prevail in any lawsuits that they initiate and the damages or other remedies awarded, if any, may not be commercially valuable. Accordingly, despite their efforts, they may be unable to prevent third parties from infringing upon or misappropriating their intellectual property. The occurrence of any of these events may adversely affect their business, financial condition and results of operations.

HotPlay may not be granted pending patents that cover key differentiating capabilities of the HotPlay Platform

HotPlay’s success depends to a significant degree on its ability to obtain, maintain, protect, and enforce its intellectual property rights, including its proprietary software technology, know-how, and brand. HotPlay is currently the owner of pending US and international patents (United States Patent Application 2020/0114263 as well as related international filings) that cover key differentiating capabilities of the HotPlay Platform, including the capabilities required to usefully insert fungible ads into games, connect in-game advertising with real world coupons, connect virtual products with entitlements, discounts and/or coupons on real world products, as well as deliver in-game rewards that are driven by real world spending. HotPlay may not be granted a patent for such technology and the failure to do so will significantly limit its ability to protect its intellectual property rights. HotPlay’s competitors could gain access to its proprietary technology and develop and commercialize substantially identical products, services or technologies.

HotPlay and/or Axion may suffer if it is alleged or determined that their technology or another aspect of their business infringes on the intellectual property rights of others.

The online and mobile gaming and advertising industries are characterized by the existence of large numbers of patents, copyrights, trademarks, trade secrets and other intellectual property and proprietary rights. Companies in these industries are often required to defend against litigation claims that are based on allegations of infringement or other violations of intellectual property rights. HotPlay’s and/or Axion’s technologies may not be able to withstand any third-party claims or rights against their use.

HotPlay’s and Axion’s success depends, in part, upon non-infringement of intellectual property rights owned by others and being able to resolve claims of intellectual property infringement or misappropriation without major financial expenditures or adverse consequences. From time to time, HotPlay and/or Axion may be the subject of claims that their solutions and underlying technology infringe or violate the intellectual property rights of others.

Regardless of whether claims against HotPlay and/or Axion have any merit, these claims will likely be time-consuming and costly to evaluate and defend, and the outcome of any litigation is inherently uncertain. Some of HotPlay’s and Axion’s competitors have substantially greater resources than they do and are able to sustain the costs of complex intellectual property litigation to a greater degree and for longer periods of time than they could. Claims that HotPlay and/or Axion are infringing on patents or other intellectual property rights could:

●          subject them to significant liabilities for monetary damages, which may be tripled in certain instances;

●          prohibit them from developing, commercializing or continuing to provide some or all of their offerings unless they obtain licenses from, and pay royalties to, the holders of the patents or other intellectual property rights, who may not be willing to offer them on terms that are acceptable to them, or at all;

●          subject them to indemnification obligations or obligations to refund fees to, and adversely affect their relationships with, their then clients, customers and partners;

●          cause delays or stoppages in providing offerings;

●          cause clients, potential clients, and partners to avoid working with them;

●          divert the attention and resources of management and technical personnel;

●          harm their reputation; and

●          require technology or branding changes to their offerings that would cause them to incur substantial costs.

If the use of mobile devices as game platforms and the proliferation of mobile devices generally do not increase, HotPlay’s and Axion’s business could be adversely affected.

The number of people using mobile Internet-enabled devices has increased dramatically over time and we expect that this trend will continue. However, the mobile market, particularly the market for mobile games, may not grow in the way we anticipate. HotPlay’s and Axion’s future success is substantially dependent upon the continued growth of the market for mobile games. In addition, HotPlay and Axion do not currently offer games on all mobile devices. If the mobile devices on which HotPlay’s and Axion’s games are available decline in popularity or become obsolete faster than anticipated, they could experience a decline in revenue and may not achieve the anticipated return on development efforts. Any such declines in the growth of the mobile market or in the use of mobile devices for games could harm HotPlay’s and Axion’s business, financial condition or results of operations.

Companies and governmental agencies may restrict access to platforms, mobile applications or the Internet generally, which could lead to the loss or slower growth of HotPlay’s and Axion’s player base.

HotPlay’s and Axion’s game players generally need to access the Internet and in particular platforms such as the Apple App Store, the Google Play Store, Facebook, Snapchat or our website to play games. Companies and governmental agencies could block access to any platform, website, mobile applications or the Internet generally for a number of reasons such as security or confidentiality concerns or regulatory reasons, or they may adopt policies that prohibit employees from accessing Apple, Google, Facebook and our website or any social platform. If companies or governmental entities block or limit such or otherwise adopt policies restricting players from playing HotPlay’s and Axion’s games, HotPlay’s and Axion’s business could be negatively impacted and could lead to the loss or slower growth of their player base.

HotPlay’s ability to acquire and maintain licenses to intellectual property may affect HotPlay’s revenue and profitability. Competition for these licenses may make them more expensive and increase HotPlay’s costs.

While most of the intellectual property HotPlay uses in HotPlay’s games is created by HotPlay, it also acquires rights to third-party intellectual property. Proprietary licenses typically limit HotPlay’s use of intellectual property to specific uses and for specific time periods, and include other contractual obligations with which it must comply. Competition for these licenses is intense. If HotPlay were unable to obtain and remain in compliance with the terms of these licenses or obtain additional licenses on reasonable economic terms, HotPlay’s revenue and profitability may be adversely impacted. In addition, use of these intellectual properties generally requires that HotPlay pay a royalty to the licensor, which decreases HotPlay’s profitability. If the mix of player purchases shifts towards games in which HotPlay use licensed intellectual properties increases, HotPlay’s overall margins may be reduced.

HotPlay may be involved in legal proceedings and Axion is involved in legal proceedings that may result in adverse outcomes.

HotPlay and Axion are involved in claims, suits, government investigations, and proceedings arising in the ordinary course of their business, including actions with respect to intellectual property claims, privacy, data protection or law enforcement matters, tax matters, labor and employment claims, commercial and acquisition-related claims, as well as stockholder derivative actions, class action lawsuits, and other matters. Such claims, suits, government investigations, and proceedings are inherently uncertain and their results cannot be predicted with certainty. Additionally, stockholders of HotPlay have filed a stockholder oppression lawsuit against Axion and its current directors, which puts the future course of Axion in question. Regardless of their outcomes, such legal proceedings can have an adverse impact on HotPlay and Axion because of legal costs, diversion of management and other personnel, and other factors. In addition, it is possible that a resolution of one or more such proceedings could result in liability, penalties, or sanctions, as well as judgments, consent decrees, or orders preventing HotPlay and/or Axion from offering certain features, functionalities, products, or services, or requiring a change in their business practices, products or technologies, which could in the future materially and adversely affect their business, financial condition or results of operations. Finally, the stockholder oppression lawsuit against Axion may result in significant penalties, judgments and debts of Axion, which may force Axion to enter into bankruptcy protection or liquidate.

Regulatory Risks Relating to HotPlay and Axion’s Operations

HotPlay’s and Axion’s businesses are subject to complex and evolving U.S. and foreign laws and regulations regarding privacy, data protection, content, competition, consumer protection, and other matters. Many of these laws and regulations are subject to change and uncertain interpretation, and could result in claims, changes to HotPlay’s and Axion’s business practices, monetary penalties, increased cost of operations, or declines in user growth or engagement, or otherwise harm HotPlay’s and Axion’s business.

Axion and HotPlay are subject to a variety of laws and regulations in the United States and abroad that involve matters central to HotPlay’s and Axion’s businesses, including privacy, data protection and personal information, rights of publicity, content, intellectual property, advertising, marketing, distribution, data security, data retention and deletion, data localization and storage, data disclosure, electronic contracts and other communications, competition, protection of minors, consumer protection, telecommunications, product liability, e-commerce, taxation, economic or other trade prohibitions or sanctions, anti-corruption and political law compliance, securities law compliance, and online payment services. The introduction of new products, expansion of HotPlay’s and Axion’s activities in certain jurisdictions, or other actions that they may take may subject them to additional laws, regulations, or other government scrutiny. In addition, foreign data protection, privacy, content, competition, and other laws and regulations can impose different obligations or be more restrictive than those in the United States.

These U.S. federal and state and foreign laws and regulations, which in some cases can be enforced by private parties in addition to government entities, are constantly evolving and can be subject to significant change. As a result, the application, interpretation, and enforcement of these laws and regulations are often uncertain, particularly in the new and rapidly evolving industry in which HotPlay and Axion operate, and may be interpreted and applied inconsistently from country to country and inconsistently with HotPlay’s and Axion’s current policies and practices. Proposed or new legislation and regulations could also significantly affect HotPlay’s and Axion’s businesses. These laws and regulations, as well as any associated claims, inquiries, or investigations or any other government actions, may in the future lead to unfavorable outcomes including increased compliance costs, delays or impediments in the development of new products, negative publicity and reputational harm, increased operating costs, diversion of management time and attention, and remedies that harm HotPlay’s and Axion’s businesses, including fines or demands or orders that they modify or cease existing business practices.

Compliance with the E.U. General Data Protection Regulation (GDPR), Thailand’s Personal Data Protection Act (PDPA, the California Consumer Privacy Act (CCPA), and other regulatory and legislative privacy requirements will require significant operational resources and modifications to HotPlay’s and Axion’s business practices, and any compliance failures may have a material adverse effect on their business, reputation, and financial results.

HotPlay and Axion are engaged in ongoing privacy compliance and oversight efforts, including efforts to comply with the GDPR, the PDPA and other regulatory and legislative requirements around the world, including the CCPA. These compliance and oversight efforts will increase demand on their systems and resources, and will require significant investments, including investments in compliance processes, personnel, and technical infrastructure. HotPlay and Axion’s privacy compliance and oversight efforts will require significant time and attention from their management and board of directors. In addition, regulatory and legislative privacy requirements are constantly evolving and can be subject to significant change and uncertain interpretation. If HotPlay and Axion are unable to successfully implement and comply with the mandates of the GDPR, the PDPA, CCPA, or other regulatory or legislative requirements, or if they are found to be in violation of such requirements, they may be subject to regulatory or governmental investigations or lawsuits, which may result in significant monetary fines, judgments, or other penalties, and we may also be required to make additional changes to their business practices. Any of these events could have a material adverse effect on HotPlay’s and Axion’s business, reputation, and financial results.

HotPlay may be subject to risks arising from Thailand’s Personal Data Protection Act.

All entities established in Thailand and any entity established outside of Thailand which collects, uses, discloses or transfers personal data of individuals in Thailand is subject to Thailand’s Personal Data Protection Act (the “PDPA”). Although the effective date of certain provisions of the PDPA have been extended to May 31, 2021, much of the PDPA is currently effective. Any information that may be used to directly or indirectly identify a natural person is considered “personal data.” The PDPA also protects “sensitive personal data” such as racial or ethnic origin, political opinions, religious beliefs, sexual orientation, criminal records, health data, genetic or biological data. The PDPA requires that an entity must obtain consent prior to or at the time of gathering or processing personal information and individuals are allowed to object to the use, disclosure or collection of their personal information. Failure to comply with the PDPA could result in civil penalties with punitive damages, administrative fines and criminal penalties. Any failure to comply with the PDPA, whether or intentional or not, could have an adverse consequence on HotPlay’s business, financial condition and results of operations.

Axion Games conducts certain aspects of its businesses in China through structured entities by means of contractual arrangements. If the PRC government determines that these arrangements do not comply with applicable PRC laws and regulations, Axion’s business could be materially and adversely affected.

Axion Games, which Axion owns 54.22% of, is a Cayman Islands company and, as such, is classified as a foreign enterprise under PRC laws, and its wholly-owned PRC subsidiary, Yingpei Shanghai, is a foreign-invested enterprise under PRC laws. Various regulations in China currently restrict or prevent foreign-invested entities from holding certain licenses required to operate online games or mobile games in China. In light of these restrictions, Axion Games relies on Zhenyou Network and Yingpei Software to hold and maintain the licenses necessary to operate online games and mobile games in China. Axion Games’s contractual arrangements with its structured entities and their respective shareholders enable it to receive substantially all of the economic benefits derived from, and exercise effective control over, the structured entities and consolidate their results of operations.

Various regulations in China currently restrict or prevent foreign-invested entities from engaging in telecommunication services, including operating online games or mobile games. On December 11, 2001, the State Council promulgated the Provisions on Administration of Foreign Invested Telecommunications Enterprises, which were subsequently amended on September 10, 2008. Under such regulations, foreign ownership in companies that provide value-added telecommunication services shall not exceed 50%. The Guiding Catalog for Foreign Investment Industries (revised in 2011) categorizes the value-added telecommunications services as “restricted.” Further, the Circular on Strengthening the Administration of Foreign Investment in and Operation of Value-added Telecommunications Business issued by the Ministry of Industry and Information Technology of China (MIIT) in July 2006, or the MIIT Circular, reiterates restrictions on foreign investment in telecommunications businesses. Under the MIIT Circular, a PRC company that holds a license to conduct value-added telecommunications businesses, or a VATS License, such as the Internet content provider license, or the ICP License, in China, is prohibited from leasing, transferring or selling the license to foreign investors in any form, and from providing any assistance, including providing resources, sites or facilities, to foreign investors to conduct value-added telecommunications businesses illegally in China. Furthermore, trademarks and domain names that are used in a value-added telecommunications business must be owned by the local VATS License holder or its shareholder(s). The MIIT Circular further requires each VATS License holder to have appropriate facilities for its approved business operations and to maintain such facilities in the regions covered by its license. In addition, all value-added telecommunications service providers are required to maintain network and information security in accordance with the standards set forth under relevant PRC regulations. Zhenyou Network holds a valid ICP license. Zhenyou Network owns www.zygames.com and certain other domain names and has registered relevant trademarks. However, due to a lack of interpretative materials from authorities, it is uncertain whether the MIIT would consider Axion Games’s corporate structures and contractual arrangements as a type of foreign investment in telecommunication services in China. Therefore, it is unclear what impact the MIIT Circular might have on Axion Games, and as a result, Axion.

In August 2011, the PRC Ministry of Commerce, or MOFCOM, promulgated the Rules of Ministry of Commerce on Implementation of Security Review System of Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or the MOFCOM Security Review Rules, to implement the Notice of the General Office of the State Council on Establishing the Security Review System for Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or Circular No. 6, promulgated on February 3, 2011. Under these rules, a security review by MOFCOM is required for foreign investors’ mergers and acquisitions that have “national defense and security” implications and mergers and acquisitions by which foreign investors may acquire “de facto control” of domestic enterprises that have “national security” implications. In addition, when deciding whether a specific merger or acquisition of a domestic enterprise by foreign investors is subject to a security review, MOFCOM will look into the substantive and actual impact of the transaction. The MOFCOM Security Review Rules further prohibit foreign investors from bypassing the security review requirement by structuring transactions through proxies, trusts, indirect investments, leases, loans, control through contractual arrangements or offshore transactions. There is no explicit provision or official interpretation stating that online game businesses or mobile game businesses fall within the scope of transactions subject to security review. Axion’s filings indicate it does not believe it is required to submit its existing contractual arrangement to MOFCOM for a security review. However, there is no assurance that MOFCOM will have the same view as Axion does when applying these national security review-related circulars and rules.

There can be no assurance that the PRC government will agree that these contractual arrangements comply with existing PRC laws and regulations or with PRC laws and regulations that may be adopted in the future. PRC laws and regulations governing the validity of these contractual arrangements are uncertain and the relevant government authorities have broad discretion in interpreting these laws and regulations. If the corporate structure and contractual arrangements through which Axion conducts its business in China were found to be in violation of any existing or future PRC laws or regulations, or such arrangement is determined as illegal or invalid by the PRC court, arbitral tribunal or regulatory authorities, or if Axion fails to obtain or maintain any of the required permits or approvals under its contractual arrangements, the relevant regulatory authorities would have broad discretion in dealing with such violations and imposing relevant actions, including levying fines, confiscating Axion’s income, revoking Yingpei Shanghai’s business license or Zhenyou Network’s or Yingpei Software’s business or operating license, requiring Axion to restructure the relevant ownership structure or operations, and requiring it to discontinue all or any portion of its online game and mobile game operations. Any of these actions could cause significant disruption to Axion’s business operations and may materially and adversely affect its business, financial condition and results of operations.

If the PRC government determines that Axion’s ownership structure does not comply with the restrictions contained in the GAPP Notice, Axion could be subject to severe penalties.

On September 28, 2009, the PRC General Administration of Press and Publication, or GAPP, which was consolidated with the State Administration of Radio, Film and Television on March 22, 2013 and currently known as the State Administration of Press, Publication, Radio, Film and Television, or the SAPPRFT, together with the PRC National Copyright Administration, and the PRC National Office of Combating Pornography and Illegal Publications jointly issued the Notice Regarding the Consistent Implementation of the “Stipulations on ‘Three Provisions’ of the State Council and the Relevant Interpretations of the State Commission Office for Public Sector Reform and the Further Strengthening of the Administration of Pre-examination and Approval of Online Game and the Examination and Approval of Imported Online Game,” or the GAPP Notice. The GAPP Notice provides, among other things, that foreign investors are not permitted to invest in online game operating businesses in China via wholly owned, equity joint venture or cooperative joint venture investments, and expressly prohibits foreign investors from gaining control over or participating in PRC operating companies’ online game operations through indirect ways, such as establishing other joint venture companies, entering into contractual arrangements with or providing technical support for such operating companies, or through a disguised form, such as incorporating user registration, user account management or payment through game cards into online gaming platforms that are ultimately controlled or owned by foreign investors. It is not clear whether the regulatory authority of SAPPRFT applies to the regulation of ownership structures of online game companies based in China. Other government agencies that have regulatory jurisdiction over the online game operations in China, such as the Ministry of Culture, or MOC, and MIIT, did not join SAPPRFT in issuing the GAPP Notice. To date, SAPPRFT has not issued any interpretation of the GAPP Notice. It is unclear how the GAPP Notice will be implemented and whether SAPPRFT will deem Axion’s contractual arrangement to be such an “indirect means” for foreign investors to exercise control over or participate in the operation of a domestic online game business. If Axion’s contractual arrangements were deemed to be such an “indirect means” or “disguised form” under the GAPP Notice, the contractual arrangements may be challenged by the SAPPRFT. If Axion, or its PRC subsidiaries or structured entities are found to be in violation of the GAPP Notice to operate online games or mobile games, the SAPPRFT, in conjunction with relevant regulatory authorities, would have the power to investigate and deal with such violations, including in the most serious cases where relevant licenses and registrations would be suspended or revoked.

Axion Games’ contractual arrangements with its structured entities and their respective shareholders may not be as effective in providing control as direct ownership. Any failure by the structured entities or their respective shareholders to perform their obligations under their contractual arrangements with Axion Games may have a material adverse effect on Axion Games’s business and financial condition.

Axion Games has relied on contractual arrangements with structured entities and their respective shareholders to conduct its business in China. These contractual arrangements may not be as effective as direct ownership in providing Axion Games with control over its structured entities. If Axion Games had direct ownership of its structured entities, Axion Games would be able to exercise rights as a shareholder to effect changes in the board of directors, which in turn could effect changes, subject to any applicable fiduciary obligations, at the management and operational level.

Under Axion Games’s current contractual arrangements, Axion Games relies on the performance by its structured entities and their respective shareholders of their obligations under the contracts to exercise control over its structured entities. However, the shareholders of the structured entities may not act in the best interests of Axion Games or may not perform their obligations under these contracts. For example, the structured entities and their respective shareholders could breach their contractual arrangements with Axion Games by, among other things, failing to operate the business in an acceptable manner or taking other actions that are detrimental to Axion Games’s interests. Axion Games’s structured entities and their respective shareholders may fail to take certain actions required for Axion Games’s business or follow Axion Games’s instructions despite their contractual obligations to do so. If the structured entities or their respective shareholders fail to perform their obligations under the contractual arrangements with Axion Games, Axion Games may have to restructure its business operations, and/or incur substantial costs and resources to enforce their rights under the contracts and rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. If the shareholders of the structured entities were to refuse to transfer their equity interests in these entities to Axion Games or its designee(s) when and if requested to do so, or if they were otherwise to act in bad faith toward Axion Games, then Axion Games may have to take legal actions to compel them to perform their contractual obligations, or they may bring claims against Axion Games to demand their economic interests and exercise other rights in the structured entities by virtue of the fact that they are direct or indirect equity holders of these entities. PRC laws and regulations governing the validity of its contractual arrangements are uncertain and PRC government authorities, including courts, have broad discretions in interpreting these laws and regulations. If the PRC government determines that Axion Games’s ownership structure does not comply with the restrictions contained in the GAPP Notice, Axion Games could be subject to severe penalties. Such risks exist throughout the period in which Axion Games intends to operate its business through the contractual arrangements with structured entities and their respective shareholders.

All of these contractual arrangements are governed by PRC law and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC law, and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in other jurisdictions, such as the United States. Meanwhile, there are very few precedents and little formal guidance as to how contractual arrangements in the context of a VIE should be interpreted or enforced under PRC law, and as a result it may be difficult to predict how an arbitration panel would view such contractual arrangements. As a result, uncertainties in the PRC legal system could limit Axion Games’s ability to enforce these contractual arrangements. Additionally, under PRC law, ruling by arbitrators are final, parties cannot appeal the arbitration results in courts, and if the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay.

If Axion Games is unable to enforce these contractual arrangements, or if it suffers significant delay, or other obstacles in the process of enforcing these contractual arrangements, it may not be able to exert effective control over Axion Games’s structured entities and could consequently lose the ability to consolidate the structured entities’ results of operations, assets and liabilities in its consolidated financial statements and/or to transfer the revenue of structured entities to Yingpei Shanghai, its wholly owned subsidiary, and its business and operations in China could be disrupted, which could materially and adversely affect Axion Games’s results of operations and damage its reputation and accordingly the value of our investment in Axion Games.

The shareholders of Axion Games’s structured entities may have potential conflicts of interest with Axion Games, which may adversely affect Axion Games’s business.

The registered shareholders of Zhenyou Network are Ms. Sennan Chen and Ms. Meixiu Chen. Neither of them is a shareholder of Axion Games, HotPlay, Axion Games or the Company, but each of them has executed an irrevocable power of attorney to appoint Yingpei Shanghai to vote on her behalf and exercise all of her other shareholder rights. Although these individuals are thus contractually obligated to act in good faith and in Axion Games’s best interest, they still have potential conflicts of interest with Axion Games.

The sole registered shareholder of Yingpei Software is one of Axion Games’s directors, namely, Mr. Zhigang Lu. Thus, conflicts of interest between his duties to Axion Games and his interests as the sole shareholder of Yingpei Software may arise. Although Mr. Zhigang Lu is obligated to act in good faith and in Axion Games’s best interest as a result of his fiduciary duties to Axion Games, occasions may arise when the fiduciary duties Mr. Zhigang Lu owes to Axion Games under Cayman Islands law conflict with the fiduciary duties he owes to Yingpei Software under PRC laws as he also serves as director and officer of Yingpei Software. Under Cayman Islands law, a director is not released from his fiduciary duties owed to Axion Games as a director, and his obligation to discharge such duties is not affected by any other duties that such director owes or interests which such director may have, including as a director or shareholder of another company, such as Yingpei Software.

Conflicts of interest may arise, these individuals may not act in the best interests of Axion Games and any such conflicts may not be resolved in Axion Games’s favor. In addition, these individuals may breach, cause Zhenyou Network or Yingpei Software to breach or refuse to renew, the existing contractual arrangements with Axion Games. In addition, these individuals could violate their non-compete or employment agreements with Axion Games or their legal duties by diverting business opportunities from Axion Games. If Axion Games is unable to resolve any such conflicts, or if it suffers significant delays or other obstacles as a result of such conflicts, its business and operations could be severely disrupted, which could materially and adversely affect its results of operations and reputation and accordingly the value of our investment in Axion.

In addition, the shareholders of Axion Games’s structured entities may be involved in personal disputes with third parties or other incidents that may have an adverse effect on their respective equity interests in Axion Games’s structured entities and the validity or enforceability of the contractual arrangements. For example, in the event that any shareholder of an Axion Games structured entity divorces his or her spouse, the spouse may claim that the equity interest of the structured entities held by such shareholder is part of their marital or community property and should be divided between such shareholder and the spouse. If such claim is supported by the competent PRC court, the relevant equity interest may be obtained by the shareholder’s spouse or another third party who is not bound by Axion Games’s contractual arrangements, which could result in Axion Games losing effective control over one or more structured entities. Similarly, if any of the equity interests of the structured entities are inherited by a third party on whom the current contractual arrangements are not binding, Axion Games could lose control over the structured entities or have to maintain such control at unpredictable cost, which could cause significant disruption to Axion Games’s business, operations and harm its financial condition and results of operations and accordingly the value of our investment in Axion.

HotPlay’s and Axion’s businesses may be adversely affected by public opinion and governmental policies in China as well as in other jurisdictions where they operate.

Currently, most of Axion’s game players in China are young people, many of whom are students. Similarly, HotPlay’s management anticipates that most of its game players for the foreseeable future will also be young, Chinese people. Due to the exciting and appealing features of online games as a form of entertainment, many teenagers in China frequently play online games. This may result in these teenagers spending less time on or refraining from other activities, including education, vocational training, sports, and proper rest, which in turn could result in adverse public reaction and stricter government regulation. For example, the PRC government has promulgated anti-fatigue-related regulations to limit the amount of time minors can play online games.

Adverse public opinion could discourage players from playing HotPlay’s or Axion’s games, and could result in government regulations that impose additional limitations on the operations of online games as well as on players’ access to online games. For example, in January 2011, MIIT and seven other PRC central government authorities jointly issued the circular entitled Implementation Scheme Regarding Online Game Parental Guardianship Project for Minors, or the Parental Guardianship Project Circular, under which online game operators are required to adopt various measures to maintain a system to communicate with the parents or other guardians of minors playing their online games and are required to monitor the gaming activities of minors and suspend the accounts of minors if so requested by their parents or guardians. We believe stricter government regulations, such as regulations limiting the issuance of virtual currency by online game operators or the amount of virtual currency that can be purchased by an individual player, or extending anti-fatigue-related regulations to adults, may be implemented in the future. Such adverse public opinion and tightened government regulations could materially and adversely affect our business prospects and our ability to maintain or increase revenue.

Axion has licensed its games in international markets and HotPlay intends to also license its games in international markets. The public opinion or government policies in markets in which either entity licenses games may also adversely affect such entity’s business, financial condition and results of operations.

Adverse changes in political and economic policies of the PRC government could have a material adverse effect on HotPlay’s business.

Substantially all of Axion’s assets and business operations are located in China. Accordingly, its business, financial condition, results of operations and prospects are affected significantly by economic, political and legal developments in China. The economy in China differs from the economies of most developed countries in many respects, including:

•	degree of government involvement;

•	level of development;

•	rate of economic growth;

•	control of foreign exchange rates and currency conversion;

•	access to financing; and

•	allocation of resources.

Although China has been transitioning from a planned economy to a more market-oriented economy since the 1970s, the PRC government continues to exercise significant control over China’s economy through resource allocation, foreign exchange control, monetary policies and administrative regulations of certain industries and entities. In recent years, the PRC government has implemented measures emphasizing the reliance on market forces to promote economic reform, reduce state ownership of productive assets and establish corporate governance structures in business enterprises. Nevertheless, a substantial portion of the productive assets in China are still owned by the PRC government. The continued control of these assets and other aspects of the national economy by the government could materially and adversely affect Axion’s business.

While the Chinese economy has grown significantly in the past 30 years, the growth has been uneven geographically, among various sectors of the economy and during different periods. The Chinese economy may not continue to grow, such growth may not be steady and uniform and any slowdown may have a negative effect on Axion’s or HotPlay’s business.

Risks Related to the Combined Company

Monaker and HotPlay do not anticipate that the combined company will pay any cash dividends in the foreseeable future.

The current expectation is that the combined company will retain its future earnings to fund the development and growth of the combined company’s business. As a result, capital appreciation, if any, of the common stock of the combined company will be your sole source of gain, if any, for the foreseeable future.

The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the closing.

The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the closing for several reasons. The pro forma financial statements have been derived from the historical financial statements of Monaker and HotPlay and adjustments and assumptions have been made regarding the combined company after giving effect to the closing. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the closing. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the pro forma financial statements. As a result, the actual financial condition of the combined company following the closing may not be consistent with, or evident from, these pro forma financial statements. The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition following the transaction. See “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 275 of this proxy statement.

The ownership of the combined company’s capital stock will be highly concentrated, which may prevent other stockholders from influencing significant corporate decisions and may result in conflicts of interest that could cause the combined company’s stock price to decline.

Following the automatic conversion of the Series B Shares and Series C Shares into common stock of the Company at the closing of the HotPlay share exchange, Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, as a result of the HotPlay share exchange and such automatic conversion of preferred stock, will own approximately 33.4% of Monaker’s outstanding common stock following the closing and will be Monaker’s largest stockholder following the closing, Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the beneficial owners of T&B and Tree Roots, controlling approximately 31.1% of Monaker’s outstanding common stock at the closing (as a result of the HotPlay share exchange) and being Monaker’s second largest stockholder following the closing, in each case based on the current outstanding shares of common stock of Monaker, and assuming no changes in the allocation of the 52,000,000 shares of Monaker common stock issuable to the HotPlay stockholders at closing. Accordingly, Red Anchor and Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz will exert substantial influence over the combined company and the outcome of corporate actions requiring stockholder approval, including the election of directors, any merger, consolidation or sale of all or substantially all of the combined company’s assets or any other significant corporate transactions. These stockholders may also delay or prevent a change of control of the combined company, even if such a change of control would benefit the other stockholders of the combined company. The significant concentration of stock ownership may adversely affect the trading price of the combined company’s capital stock due to investors’ perception that conflicts of interest may exist or arise.

Because the share exchanges will result in an ownership change under Section 382 of the Internal Revenue Code, or the Code, for Monaker, Monaker’s pre-share exchanges net operating loss carryforwards and certain other tax attributes will be subject to limitations. The net operating loss carryforwards and other tax attributes of HotPlay and of the combined company may also be subject to limitations as a result of ownership changes.

If a corporation undergoes an “ownership change” within the meaning of Section 382 of the Code, the corporation’s net operating loss carryforwards and certain other tax attributes arising from before the ownership change are subject to limitations on use after the ownership change. In general, an ownership change occurs if there is a cumulative change in the corporation’s equity ownership by certain stockholders that exceeds fifty percentage points over a rolling three-year period. Similar rules may apply under state tax laws. The share exchanges will result in an ownership change for Monaker and, accordingly, Monaker’s net operating loss carryforwards and certain other tax attributes will be subject to limitations (or disallowance) on their use after the share exchanges. HotPlay’s net operating loss carryforwards may also be subject to limitation as a result of prior shifts in equity ownership and/or the share exchanges. Additional ownership changes in the future could result in additional limitations on Monaker’s, HotPlay’s and the combined company’s net operating loss carryforwards. Consequently, even if the combined company achieves profitability, it may not be able to utilize a material portion of Monaker’s, HotPlay’s or the combined company’s net operating loss carryforwards and other tax attributes, which could have a material adverse effect on cash flow and results of operations.

Monaker, HotPlay and Axion are subject to anti-bribery, anti-corruption and similar laws and non-compliance with such laws can subject them to criminal penalties or significant fines and harm their business and reputation.

HotPlay and Axion (as well as Monaker) are subject to anti-bribery and similar laws, such as the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the USA PATRIOT Act, U.S. Travel Act, the U.K. Bribery Act 2010 and Proceeds of Crime Act 2002, and possibly other anti-corruption, anti-bribery and anti-money laundering laws in countries in which they conduct business. Anti-corruption laws have been enforced with great rigor in recent years and are interpreted broadly. Such laws prohibit companies and their employees and their agents from making or offering improper payments or other benefits to government officials and others in the private sector. Noncompliance with these laws could subject HotPlay and Axion (as well as Monaker) to investigations, sanctions, settlements, prosecution, other enforcement actions, disgorgement of profits, significant fines, damages, other civil and criminal penalties or injunctions, suspension and/or debarment from contracting with specified persons, the loss of export privileges, reputational harm, adverse media coverage, and other collateral consequences. Any investigations, actions and/or sanctions could have a material negative impact on Monaker’s, HotPlay’s and Axion’s business, financial condition and results of operations.

The combined company will incur losses for the foreseeable future and might never achieve profitability.

The combined company may never become profitable and is expected to incur losses for the foreseeable future. Even if the combined company does achieve profitability, it may not be able to sustain or increase profitability on a quarterly or annual basis.

The combined company will need to obtain additional funding necessary to support its operations.

Until such time, if ever, as the combined company can generate substantial revenues, it expects to finance its cash needs through a combination of equity or debt financings. However, additional capital may not be available on reasonable terms, if at all. To the extent that the combined company raises additional capital through the sale of stock or convertible debt securities, the ownership interest of its stockholders will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect the rights of its common stockholders. Debt financing, if available, may involve agreements that include increased fixed payment obligations and covenants limiting or restricting the combined company’s ability to take specific actions, such as incurring additional debt, making capital expenditures, declaring dividends, selling or licensing intellectual property rights, and other operating restrictions that could adversely affect its ability to conduct its business. If the combined company is unable to raise additional funds when needed, it may be required to delay, limit, or reduce its business and expansion plans.

Monaker and HotPlay expect Monaker’s stock price to be volatile, and the market price of its common stock may drop following the HotPlay share exchange.

          The market price of Monaker common stock following the HotPlay share exchange could be subject to significant fluctuations.           The stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of the combined company’s common stock. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted class action securities litigation against those companies. Such litigation, if instituted, could result in substantial costs and diversion of management attention and resources, which could significantly harm the combined company’s profitability and reputation.

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements relating to Monaker, HotPlay, Axion and the share exchanges. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include any statements regarding the strategies, prospects, plans, expectations or objectives of management of Monaker or HotPlay for future operations; the ability of the parties to close the HotPlay exchange agreement; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the stockholders of HotPlay or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay exchange agreement; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay stockholders to timely obtain required financial statements of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay exchange agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay exchange agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay exchange agreement; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay share exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay share exchange; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay share exchange; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay share exchange and the Axion preferred conversion; the continued availability of capital and financing following the HotPlay share exchange; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the HotPlay share exchange; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors; the anticipated operations, financial position, revenues, costs or expenses of Monaker, HotPlay or the combined company; statements regarding future economic conditions or performance, statements of belief and any statement of assumptions underlying any of the foregoing. Forward looking statements may also include any statements regarding the approval and closing of the HotPlay share exchange, including the timing of the HotPlay share exchange, Monaker’s ability to solicit a sufficient number of proxies to approve the HotPlay share exchange, and other proposals set forth herein, other conditions to the completion of the HotPlay share exchange, the expected benefits of the share exchanges, and any statement of assumptions underlying any of the foregoing.

For a discussion of the factors that may cause Monaker, HotPlay, or the combined company’s actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of Monaker, HotPlay, and the HotPlay stockholders to complete the HotPlay share exchange and the effect of the HotPlay share exchange on the business of Monaker, HotPlay, and the combined company, see “Risk Factors” beginning on page 39. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by Monaker. See “Where You Can Find More Information” beginning on page 295. There can be no assurance that the HotPlay share exchange will be completed, or if completed, that it will close within the anticipated time period or that the expected benefits of the HotPlay share exchange or the previously completed Axion share exchange will be realized.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of Monaker, HotPlay, or the combined company could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement are current only as of the date on which the statements were made. Monaker, HotPlay, the HotPlay stockholders, Axion stockholders, and Axion creditors do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events.

THE SPECIAL MEETING OF MONAKER STOCKHOLDERS

Date, Time and Place

The Special Meeting will be held on April 7, 2021 at 9 a.m., eastern standard time (subject to postponement(s) or adjournment(s) thereof). The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/mkgi (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, beginning on page 21. Monaker is sending this proxy statement to its stockholders in connection with the solicitation of proxies by the Monaker board of directors for use at the Special Meeting and any adjournments or postponements of the Special Meeting. This proxy statement is first being sent to stockholders of Monaker on or about March 5, 2021.

Purposes of the Special Meeting

The purpose of the Special Meeting is to:

1.	Consider and vote upon a proposal to approve the issuance of shares of our common stock pursuant to the terms of the HotPlay exchange agreement, in an amount necessary to complete the HotPlay exchange, the HotPlay exchange agreement and the other transactions contemplated by the HotPlay exchange agreement, a copy of which is attached as Annex A to this proxy statement.

2.	Consider and vote upon a proposal to approve the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the creditor warrant, each previously issued pursuant to the terms of the Axion exchange agreement, and to ratify the Axion exchange agreement and the other transactions contemplated by the Axion exchange agreement, a copy of which Axion exchange agreement is attached as Annex B, a copy of which certificate of designation of the Series B Preferred Stock is attached as Annex C, a copy of which certificate of designation of the Series C Preferred Stock is attached as Annex D, and a copy of which creditor warrants are attached as Annex E, to this proxy statement.

3.	Consider and vote upon a proposal to approve and authorize the Board of Directors of the Company to file a Certificate of Amendment to the Company’s Articles of Incorporation, to affect a name change of the Company to “Nextplay Technologies, Inc.”, in the form attached as Annex G to this proxy statement.

4.	Consider and vote upon a proposal to authorize the Board of Directors of the Company to approve and file a Certificate of Amendment to the Company’s Articles of Incorporation, to affect a reverse stock split of the Company’s outstanding common stock in a ratio of between and including one-for-one and one-for-five, in their sole discretion, as mutually agreed to between the Company and HotPlay, prior to the effectiveness of the HotPlay Share Exchange, in the form attached as Annex H to this proxy statement.

5.	Consider and vote upon a proposal to approve an amendment to our 2021 Equity Incentive Plan in the form attached as Annex I to this proxy statement and the material terms thereof.

6.	Consider and vote upon a proposal to consider and vote on any proposal to authorize our board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting.

Proposal Nos. 1, 3, and 4 are being submitted to stockholders pursuant to the terms of the HotPlay exchange agreement. Proposals No. 3 and 4 are conditioned upon the approval of Proposal No. 1. In the event that each of Proposals 1, and 3, but not 4, are approved by the stockholders at the Special Meeting, the Board may choose to approve a reverse stock split without stockholder approval pursuant to Nevada law, which would result in a pro-rata decrease in not only the Company’s issued and outstanding shares of common stock, but also the Company’s authorized shares of common stock and provided further that in the event the board of directors determines that no reverse stock split is required, the approval of the reverse stock proposal will not be a condition to the closing.

Recommendation of the Monaker Board of Directors

The Monaker board of directors has determined and believes that the HotPlay exchange agreement and the issuance of shares of Monaker common stock by virtue of the HotPlay share exchange is advisable to and in the best interests of, Monaker and its stockholders and has approved such items. The Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal No. 1 to approve the HotPlay exchange agreement and the issuance of shares of Monaker common stock by virtue of the HotPlay exchange agreement.

The Monaker board of directors has determined and believes that the ratification of the Axion exchange agreement and the approval of the issuance of shares of Monaker common stock upon the conversion of the Series B Shares and Series C Shares, and upon the exercise of the creditor warrants, is advisable to and in the best interests of, Monaker and its stockholders and has approved such items. The Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal No. 2 to approve the ratification of the Axion exchange agreement and issuance of shares of Monaker common stock upon the conversion of the Series B Shares and Series C Shares, and upon the exercise of the creditor warrants.

The Monaker board of directors has determined and believes that it is advisable to, and in the best interests of, Monaker and its stockholders to approve the amendment to the Articles of Incorporation of Monaker effecting the proposed name change, as described in this proxy statement. The Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal No. 3 to approve the amendment to the Articles of Incorporation of Monaker effecting name change, as described in this proxy statement.

The Monaker board of directors has determined and believes that it is advisable to, and in the best interests of, Monaker and its stockholders to approve the amendment to the Articles of Incorporation of Monaker effecting the proposed reverse stock split, as described in this proxy statement. The Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal No. 4 to approve the amendment to the Articles of Incorporation of Monaker effecting the proposed reverse stock split, as described in this proxy statement.

The Monaker board of directors has determined and believes that it is advisable to, and in the best interests of, Monaker and its stockholders to approve and adopt the 2021 Equity Incentive Plan and the material terms thereof, as described in this proxy statement. The Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal No. 5 to approve the adoption of the 2021 Equity Incentive Plan and the material terms thereof, as described in this proxy statement.

The Monaker board of directors has determined and believes that adjourning the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Nos. 1, 2, 3, 4, and 5 is advisable to, and in the best interests of, Monaker and its stockholders and has approved and adopted the proposal. The Monaker board of directors unanimously recommends that Monaker stockholders vote “FOR” Proposal No. 6 to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Nos. 1, 2, 3, 4, and 5.

Record Date and Shares Entitled to Vote

Only holders of record of Monaker common stock at the close of business on the record date, February 26, 2021, are entitled to notice of, and to vote at, the Special Meeting.

There were approximately 466 holders of record of Monaker common stock at the close of business on the record date. At the close of business on the record date, 18,765,839 shares of Monaker common stock were issued and outstanding. Stockholders do not have the right to cumulate their votes in the election of directors. Each share of Monaker common stock entitles the holder thereof to one vote on each matter submitted for stockholder approval. See the section entitled “Principal Stockholders of Monaker” beginning on page 290 for information regarding persons known to the management of Monaker to be the beneficial owners of more than 5% of the outstanding shares of the Monaker common stock. The Company also had 10,000,000 outstanding shares of Series B Preferred Stock and 3,828,500 outstanding shares of Series C Preferred Stock as of the record date, neither of which are eligible to vote at the Special Meeting.

In order for us to satisfy our quorum requirements, the holders of at least 33 1/3% of our total number of outstanding voting shares entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Voting and Revocation of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the board of directors of Monaker for use at the Special Meeting.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual Special Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on your proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. You may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our Special Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Special Meeting to the Corporate Secretary, Monaker Group, Inc., 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our Special Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Special Meeting; or

●	attending our Special Meeting and voting by following the instructions available on the meeting website during the meeting.

Attendance at the Special Meeting

Attendance at the Special Meeting is limited to holders of record of our common stock, Series B Preferred Stock and Series C Preferred at the close of business on the record date, February 26, 2021 and our guests. You will be asked to provide your control number in order to be admitted into the Special Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Special Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the Special Meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

Our Bylaws, as amended, provide that 33 1/3% of the outstanding shares of our capital stock entitled to vote at the meeting, represented in person (including virtually) or by proxy, constitutes a quorum at a meeting of our stockholders. If you vote at the meeting or by proxy at our Special Meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person (including virtually) or by proxy at our Special Meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our Special Meeting. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results any issues requiring approval of a majority of the votes cast.

Voting Requirements for Each Proposals; Broker Discretionary Voting and Effect of Abstentions

Proposal		Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions on the Proposal
(1)	Approval of (a) the issuance of shares of Monaker common stock, pursuant to the terms of the share exchange agreement between Monaker, HotPlay, and the stockholders of HotPlay, in an amount necessary to complete the HotPlay share exchange and the other transactions contemplated by the HotPlay exchange agreement, (b) the HotPlay exchange agreement, and (c) the other transactions contemplated by the HotPlay exchange agreement.	Majority of the votes cast on the proposal	No	No effect*
(2)	Approval of (a) the issuance of shares of Monaker common stock, pursuant to the terms of the share exchange agreement between Monaker, Axion and certain of the stockholders and creditors of Axion (including in exchange for the debt acquired and upon exercise of the creditor warrants to be granted in connection therewith), in an amount necessary to complete the Axion share exchange and the other transactions contemplated by the Axion exchange agreement, (b) the Axion exchange agreement, and (c) the other transactions contemplated by the Axion exchange agreement.	Majority of the votes cast on the proposal	No	No effect*
(3)	Approve and authorize the Board of Directors of the Company to file a Certificate of Amendment to the Company’s Articles of Incorporation, to affect a name change of the Company to “Nextplay Technologies, Inc.”	Majority of the shares eligible to be voted at the Special Meeting	Yes	Equivalent to a vote against
(4)	Authorization and approval of the board of directors of Monaker to affect a reverse stock split of Monaker’s outstanding common stock in a ratio of between and including one-for-one and one-for-five, in their sole discretion, as mutually agreed to between Monaker and HotPlay, prior to the effectiveness of the HotPlay share exchange.	Majority of the shares eligible to be voted at the Special Meeting	Yes	Equivalent to a vote against
(5)	To consider and vote upon a proposal to approve and adopt our 2021 Equity Incentive Plan and the material terms thereof.	Majority of the votes cast on the proposal	No	No effect*
(6)	Authorization of our board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting	Majority of the shares of stock entitled to vote which are present, in person (including virtually) or by proxy at the Special Meeting	Yes	No effect*

*Abstentions will reduce the number of affirmative votes received, but not the required percentage needed for the proposal to pass.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

Board of Directors Voting Recommendations

Our board of directors recommends that you vote your shares:

•	“For” approval of the issuance of shares of our common stock pursuant to the terms of the HotPlay exchange agreement, in an amount necessary to complete the HotPlay exchange, the HotPlay exchange agreement and the other transactions contemplated by the HotPlay exchange agreement, a copy of which is attached as Annex A hereto (the “HotPlay share issuance proposal”)(Proposal No. 1).

•	“For” approval of the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the creditor warrant, each previously issued pursuant to the terms of the Axion exchange agreement, and to ratify the Axion exchange agreement and the other transactions contemplated by the Axion exchange agreement, a copy of which Axion exchange agreement is attached as Annex B, a copy of which certificate of designation of the Series B Preferred Stock is attached as Annex C, a copy of which certificate of designation of the Series C Preferred Stock is attached as Annex D, and a copy of which creditor warrants are attached as Annex E, hereto (Proposal No. 2).

•	“For” approval and authorization of the board of directors of the Company to file a Certificate of Amendment to the Company’s Articles of Incorporation, to affect a name change of the Company to “Nextplay Technologies, Inc.”, in the form attached as Annex G hereto (Proposal No. 3).

•	“For” authorization for the board of directors of the Company to approve and file a Certificate of Amendment to the Company’s Articles of Incorporation, to affect a reverse stock split of the Company’s outstanding common stock in a ratio of between and including one-for-one and one-for-five, in their sole discretion, as mutually agreed to between the Company and HotPlay, prior to the effectiveness of the HotPlay Share Exchange, in the form attached as Annex H hereto (Proposal No. 4).

•	“For” approval and adoption of our 2021 Equity Incentive Plan in the form attached as Annex I hereto and the material terms thereof (Proposal No. 5).

•	“For” authorization of our board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting (Proposal No. 6).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by mail, the directors, officers, employees and agents of Monaker may solicit proxies from Monaker stockholders by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Monaker common stock for the forwarding of solicitation materials to the beneficial owners of Monaker common stock. Monaker will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. We have not yet engaged a proxy solicitation firm to solicit proxies in connection with the proposals described herein; provided that if we deem it necessary to engage such a firm, we anticipate engaging Issuer Direct Corporation as such proxy solicitation agent, to assist in the solicitation of proxies, for a service fees that are not expected to exceed $25,000 in the aggregate.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Special Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Special Meeting will be available to view during the Special Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote at the meeting, by proxy, or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or, other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Special Meeting of stockholders, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Special Meeting of stockholders, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Controller, Brian Hampson, at our principal executive offices at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, or a stockholder may make a request by calling our Controller, Brian Hampson, at (954) 888-9779.

If you receive more than one mailing, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Special Meeting.

Other Matters

As of the date of this proxy statement, the Monaker board of directors does not know of any business to be presented at the Special Meeting other than as set forth in the notice accompanying this proxy statement.

THE SHARE EXCHANGES

This section and the sections entitled “The HotPlay Exchange Agreement” and “The Axion Exchange Agreement”, beginning on pages 143 and 161, respectively, describe the material aspects of the share exchanges, including both of the exchange agreements. Because the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares is contingent on the closing of the HotPlay share exchange and because both the original HotPlay exchange agreement and Axion exchange agreement were negotiated simultaneously, with the same negotiating parties, Monaker believes that the combined discussion of both share exchanges below makes the most sense, and avoids the need to duplicate identical disclosures. While Monaker, HotPlay, the HotPlay stockholders, Axion stockholders, and Axion creditors all believe that this description covers the material terms of the share exchanges and the share exchange agreements, it may not contain all of the information that is important to you. You should read carefully this entire proxy statement for a more complete understanding of the share exchanges and the share exchange agreements, including the HotPlay exchange agreement attached as Annex A, the Axion exchange agreement attached hereto as Annex B, the opinion of Lehrer attached as Annex F, and the other documents to which you are referred herein. See the section entitled “Where You Can Find More Information” beginning on page 295.

Background of the Share Exchanges

On April 20, 2020, Mr. Terry Gardner, who was at that time unknown to Mr. William Kerby, the Chief Executive Officer of the Company, reached out to Mr. Kerby on LinkedIn asking for a call to discuss a potential merger of a gaming platform with Monaker. Mr. Gardner is a business colleague of Mr. J. Todd Bonner, who asked Mr. Gardner to reach out to Mr. Kerby on his behalf. Mr. Bonner is a member of the Board of Directors of Axion, co-founded Axion Games in 2006 and is the co-founder of HotPlay.

On April 22, 2020, Mr. Kerby asked Mr. Richard Marshall, Director of Corporate Development of the Company, to follow up with Mr. Gardner, and determine if there was any substance to Mr. Gardner’s request for a call.

On April 22, 2020, Mr. Marshall talked with Mr. Gardner on the phone. Topics of discussion included (a) the background of Mr. Bonner, Ms. Nithinan Boonyawattanapisut (the director of HotPlay and of Red Anchor and the spouse of Mr. Bonner) and Mr. Mark Vange (the Chief Technology Officer of HotPlay), HotPlay’s in-game advertising prospects and HotPlay’s desire to find a sound corporate partner and in order to complete a business combination. There was also a discussion at this time of synergies between Axion and HotPlay, which had certain common owners and of which Mr. Bonner served as Chief Executive Officer.

Mr. Marshall then reported back to Mr. Kerby that he was impressed with Mr. Gardner and principals involved and suggested that Mr. Kerby follow up with a call with Mr. Gardner.

On April 22, 2020, Mr. Kerby had a phone call with Mr. Gardner and asked him to forward background information relating to Mr. J. Todd Bonner and the other owners of HotPlay, along with a proposed framework of assets that would form part of any merger of Monaker. Mr. Gardner forwarded the information requested, and from the overview, the assets appeared to be substantial and a call with the principals was requested.

Mr. Kerby shared information he received from Mr. Gardner with Monaker’s Chairman, Donald P. Monaco, and Monaker’s Chief Financial Officer, Mr. Sirapop ‘Kent’ Taepakdee.

On April 23, 2020, a call was arranged with Mr. Gardner, Mr. Bonner, Mr. Peemtat Utsahajit, a Senior Business Analyst at Axion, Ms. Boonyawattanapisut, Mr. Vange, Mr. Tim Sikora, the Chief Operating Officer of the Company, Mr. Marshall, Mr. Taepakdee and Mr. Kerby. On the call, the parties introduced themselves and provided an overview of their respective businesses. During the call, Mr. Bonner asked numerous questions to the Monaker team relating to the travel industry, as he endeavored to learn about both the alternative lodging rental (ALR) industry and the specifics of the Company’s business-to-business (B2B) model. He was also highly intrigued with the NextTrip small business model with ALR properties that was under development as he expressed that he thought it had significant potential in Asia. The parties agreed to sign non-disclosure agreements and continue discussions, which were circulated on April 24, 2020 and executed on April 29, 2020.

On April 24, 2020, Mr. Kerby followed up with Mr. Gardner and the parties discussed the April 23, 2020 meeting. Mr. Kerby agreed he would put together a list of questions from his management team for responses and consideration by Mr. Bonner’s group.

On April 25, 2020, Mr. Kerby emailed a list of questions, proposed structures for a transaction and requirements for next steps, to Mr. Bonner and his team.

On April 26, 2020, Mr. Bonner informed the Monaker group of his interest in proceeding via email and asked for a follow up phone call where he could have Dr. Jwanwat Ahriyavraromp, a Director of Tree Roots (one of the HotPlay stockholders), and Mr. Athid Nanthawaroon a Director of HotPlay on a call to discuss and obtain a greater understanding of the Monaker model.

On April 28, 2020, a second call was set up with Mr. Bonner’s team and the Monaker team to facilitate further due diligence. On the call was Mr. Kerby, Mr. Bonner and his wife Ms. Boonyawattanapisut, Mr. Vange, Dr. Ahriyavraromp and Mr. Nanthawaroon. During the call the parties discussed the business model of the Company, the Company’s key contracts and the Company’s liabilities and cash needed to meet its obligations for the next 12 months.

On April 30, 2020, Mr. Kerby emailed a list of questions regarding the proposed transactions to Mr. Bonner and Mr. Gardner, relating to short term revenue drivers, the in-game advertising platform, game development, potential valuations, blockchain and artificial intelligence (AI) technologies, audit requirements for any transaction, anticipated funding requirements and other matters.

On May 1, 2020, Mr. Kerby received via email, answers to all the questions previously sent to Mr. Bonner and also received a consolidated financial model relating to HotPlay from Mr. Utsahajit, which were shared by Mr. Kerby with Mr. Taepakdee for analysis, along with a request to have him develop a new financial model for Monaker (that included the B2B platform and Nexttrip.Biz/Maupintour adjusted for the anticipated effects of COVID-19 through to year-end)  to allow Mr. Utsahajit and Mr. Bonner to assess the risks that Monaker, as a travel company, was facing.

On May 3, 2020, Mr. Kerby forwarded a number of reports to Mr. J. Todd Bonner and Mr. Gardner via email, including:

-                   A 7-page overview of the Monaker business model and its relevance in targeting the ALR industry and potential synergies between the companies (Monaker and HotPlay);

-                   Consolidated financial modelling for Monaker;

-                   a PowerPoint describing Monaker’s current operations and projections; and

-                   Disclosure of Monaker’s ongoing IDS, Inc. lawsuit.

On May 4, 2020, Mr. Bonner responded to Mr. Kerby via email, with how well received the package of information regarding Monaker was, and how it gave him a far greater understanding of the opportunities which existed between the companies. Mr. Bonner decided to have his CTO – Mr. Vange, get on a call with Mr. Sikora to further discuss platform capabilities and points of synergies/accelerants.

On May 5, 2020, Mr. Bonner asked for information from Monaker relating to Monaker’s pipeline of aggregators on both the supplier side and distributor side, which was supplied by Mr. Sikora.

On May 6, 2020, Mr. Bonner supplied Monaker with a list of questions about the Monaker Booking Engine, Monaker’s competition, the NextTrip Business model and how timing/key relationships, developer needs, platform design and onboarding could affect profitability. Reponses were sent back by Monaker on the same day.

From May 8, 2020 to May 13, 2020, Monaker received numerous questions from Mr. Bonner and his team via email relating to Monaker’s financials and filings with the SEC, along with an update from Mr. Gardner that the Mr. Bonner was working as quickly as possible to move things forward with their partners. Mr. Sikora responded to such questions.

On May 17, 2020, Mr. Kerby received a confidential draft of a presentation relating to HotPlay’s games and advertising model along with notice that HotPlay was trying to wrap things up with the various owners of HotPlay and the Axion stockholders, by the end of the week to move the deal forward. Mr. Kerby was also advised that Mr. Bonner planned to give a presentation to the HotPlay stockholders, Axion stockholders and Axion creditors, to outline why he felt Monaker was the right company to team up with.

On May 18, 2020, we received a simple Term Sheet from Mr. Bonner and Mr. Gardner, for discussions purposes. That term sheet included proposed percentage ownership acquisition developed based on the monetary value given for Monaker (premium to market price) adding in the Company’s tax loss carryforward and a proposed acquisition of a Property Management System for $6 million, using a $1.25 per share price.

From May 19, 2020 through May 21, 2020, Mr. Kerby had multiple discussions and negotiations on the draft Term Sheet with Mr. Bonner, regarding Monaker’s cash requirements, bank lines and notes coming due. Through such discussions, Mr. Kerby came to a conclusion that a potential transaction could be viable between Monaker and HotPlay.

On May 20, 2020, Mr. Kerby reached out to various independent gamers via telephone to have them assess certain of the games and the potential opportunity related to the proposed transaction. Mr. Kerby received a response that the overall strategy and potential of HotPlay’s games and advertising program made the deal favorable to Monaker and its stockholders and that Monaker should consider moving forward with the transaction.

On May 22, 2020, Mr. Bonner took the proposed deal terms in front of the HotPlay stockholders, Axion stockholders and Axion creditors and then contacted Mr. Kerby via WhatsApp, telephone and email, to advise that he had formal approval to proceed with the deal.

On May 23, 2020, Mr. Bonner advised Monaker that he had selected The Law Office of James G. Dodrill II, P.A., (“Dodrill P.A.”) based in Florida, to represent HotPlay and its stockholders and the Axion stockholders and creditors in connection with the transaction. Mr. Bonner asked for an all hands call to review the final term sheet and start the process for creating a Letter of Intent.

On May 25, 2020, Ms. Boonyawattanapisut provided Mr. Kerby a copy of a press release published in the Bangkok Post, on May 25, 2020, entitled, “Thailand’s very own storyteller, Dr. Jwanwat Ahriyavraromp, leads the launch of the latest in-game advertising platform baked by three leading businesses”, which included additional information regarding the parties to the transaction.

From May 26 to May 27, 2020, we prepared background updates on HotPlay’s management and history so that Monaker would have accurate information to share with its board of directors, including undertaking more due diligence and research into gamification in the travel/business travel and tourism industries.

On May 29, 2020, we prepared a PowerPoint highlighting potential synergies between the officers of HotPlay and Monaker, and presented that information to the Chairman of the Company’s board of directors, Mr. Donald P. Monaco, for review and comment.

On May 31, 2020, all information which was prepared by the Company was shared with the full board of directors via email prior to a meeting of the board.

On June 5, 2020, a non-binding formal Letter of Intent (LOI) was prepared by Mr. Bonner and circulated to Dr. Ahriyavraromp and Mr. Kerby for review, which included the following terms:

●	The LOI related to the proposed acquisition by Monaker of 100% of the outstanding shares of HotPlay, and between 51%-60% of the outstanding shares of Axion;

●	A closing of the transactions to occur on or before August 15, 2020;

●	A period of due diligence, through the required closing date, whereby each of the parties and their representatives could request and review information regarding each other company;

●	That total consideration payable by Monaker for the shares of HotPlay would total 40 million shares of Monaker common stock and the total consideration payable by Monaker for the Axion shares would be payable in Monaker common stock shares equal to an exchange ratio of $0.17 Canadian/$0.125 U.S. for each Axion share acquired;

●	The simultaneous sale by Monaker of up to 12 million newly issued shares of common stock;

●	The required transfer of (i) the travel operations of the Company to a new subsidiary, (ii) the gaming assets of Axion to a new subsidiary, and (iii) the in-game advertising operations of HotPlay to a newly formed subsidiary, of Monaker, at or prior to closing;

●	That the transactions were subject to the approval of the board of directors of the Company, HotPlay and Axion;

●	That the post-closing board of directors of Monaker would be comprised of six members, two each from Red Anchor, the other HotPlay stockholders and Monaker, with one of Monaker’s appointees to be independent under applicable rules;

●	That the definitive agreements would include a funding plan for five years following the closing to support the travel operations of Monaker (which amount would not exceed $10 million, with not more than $5.4 million to be invested in 2020);

●	That if the funding requirement exceeds 130% of the plan in any year, that the Monaker board of directors would be required to approve a budget for one year with such budget equal to the prior year’s budget;

●	That the new board of directors may require that the new travel subsidiary become a separate publicly-traded company or be sold in a private sale;

●	That the travel subsidiary’s board of directors may require Monaker to support a spin-off of such entity as a public reporting company;

●	That in connection with any future spin-off, an additional 25% of the Monaker travel subsidiary may be issued to such persons as the board of directors of the subsidiary may request;

●	That Monaker would change its name to “HotPlay, Inc.” at closing;

●	That the LOI had a term of 90 days, pursuant to which the parties were to negotiate exclusively; and

●	Customary confidentiality obligations of the parties.

On June 3, 2020, Mr. Bonner advised Mr. Kerby that he would have the LOI back to Monaker within 48 hours.

On June 4, 2020, Mr. Bonner provided an update that he was still working to obtain signatures on the LOI.

On June 5, 2020, we received a countersigned LOI that was executed by Monaker, HotPlay, and certain large stockholders of both HotPlay and Axion. Mr. Kerby advised Mr. Bonner via email, that he would review the LOI and share the same with the Monaker board of directors and Mr. Bonner advised that if Mr. Kerby had any questions that he discuss them with Mr. Bonner via WhatsApp.

On June 6, 2020, Mr. Kerby sent Mr. Bonner updates on the beneficial ownership of the Company that the Company had been utilizing in the preparation of the LOI. In addition, Mr. Kerby discussed that although the LOI had a clause suggesting the name of the Company be changed from Monaker to HotPlay, Monaker was concerned that the newly suggested name did not reflect well on the travel division, so Monaker put together a naming Power Point for consideration. After review, Mr. Bonner agreed and the parties began a search for a new name that would encompass both NextTrip and HotPlay.

On June 8, 2020, Monaker executed the LOI and provided information to Monaker’s outside securities counsel, The Loev Law Firm, PC, for their opinion on whether signing a non-binding LOI would require public disclosure with the SEC. Monaker was advised that under applicable SEC rules, such LOI was not a reportable event as it was non-binding.

On June 9, 2020, Mr. Kerby asked Mr. Bonner via WhatsApp to provide times to have a call with Mr. Monaco. Mr. Gardner also advised that they had their lawyer engaged and starting to work on necessary documentation for completing definitive agreements.

On June 10, 2020, an introductory call was set up between Mr. Bonner, Mr. Monaco, Monaker’s Chairman and Ms. Boonyawattanapisut and Mr. Ahriyavraromp. Discussions took place regarding timing to complete definitive agreements, potential board members of the combined company and ways in which the transaction could be streamlined to potentially accelerate a closing. In addition, there was discussion of the potential of Monaker helping the principals of HotPlay with a Medical tourism program. The parties agreed to set up a data room for all documentation that would be needed to complete any additional due diligence and have necessary documents for board, attorney and regulatory bodies.

On June 10, 2020, Monaker entered into final discussions over the phone with Mr. Kerby, Mr. Monaco and David Boral, the President of Kingswood Capital Markets, a division of Benchmark Investments, Inc. (“Kingswood”), for the engagement of Kingswood under an advisory services agreement, for the purposes of the Monaker/HotPlay/Axion combination.

On June 11, 2020, Mr. Kerby made a request to set up a Google Meet meeting with the majority owners of HotPlay and HotPlay’s CFO, Mr. Nanthawaroon, to allow Mr. Monaco to meet HotPlay’s financial partners and further discuss synergies and medical tourism opportunities. Additional requests were made for HotPlay’s latest business plan, any contingent liabilities of HotPlay and internal corporate presentations for Monaker, as well as setting up a meeting to discuss the potential acquisition of shares of Axion in such a manner as to not trigger a formal Take-Over Bid under the rules of the Canadian Securities Administrators. All information was provided same day.

On June 12, 2020, Mr. James Dodrill, principal of Dodrill P.A., HotPlay’s North American counsel and Monaker’s counsel, The Loev Law Firm, PC, were introduced to start working together on preparing definitive documentation for the transaction.

On June 13, 2020, Mr. Kerby, as well as representatives from The Loev Law Firm, PC, the Company’s securities counsel, along with Mr. Bonner and James Dodrill of Dodrill P.A., HotPlay’s counsel, had a discussion regarding the transaction timeline and the potential of streamlining the closing of the transaction through the issuance of preferred stock of Monaker, which would be convertible into a majority of Monaker’s outstanding common stock, only after Monaker stockholder approval was received, following the closing, in accordance with NASDAQ rules and requirements, This would have allowed the transaction to be closed in a more expedient fashion, but would have added additional risk for the HotPlay stockholders, compared to a more traditional structure, with closing coming after the Monaker stockholders had approved the transactions.

On June 13, 2020, Mr. Kerby had a call with Mr. Bonner’s Toronto attorneys advising him on Axion, and having a further discussion relating to the rules and requirements associated with Monaker’s acquisition of shares of Axion under Canadian law.

On June 14, 2020, Mr. Monaco executed an Advisory Services Agreement with Kingswood, whereby the Company requested Kingswood to provide various advisory services to the Company in connection with the contemplated share exchanges and potential future public or private offerings.

On June 14, 2020, Mr. Bonner requested a call with Mr. Monaco, Mr. Kerby, and Dr. Ahriyavraromp, a Director of Tree Roots (one of the HotPlay stockholders), to discuss medical tourism opportunities.

On June 15, 2020, HotPlay sent Mr. Kerby, via email, multiple documents including Term sheet redlines to update for recent changes in transaction terms, updates to tax loss carry forward valuations based on the planned reverse merger, proxy timeline discussions, and a synergies PowerPoint for discussion purposes, review and editing, so Mr. Kerby could provide further updates to Monaker’s board of directors. Also, on June 15, 2020, Monaker’s legal counsel received draft versions of the exchange agreements for review.

On June 16, 2020, Mr. Kerby had a call with Mr. Bonner, Monaker’s SEC counsel, The Loev Law Firm, PC and HotPlay’s counsel, Dodrill P.A. to discuss the planned combination and needed documentation.

On June 17, 2020, Mr. Kerby had a call with Mr. Bonner to work through the business deal terms relating to the acquisition of Axion shares, HotPlay, bridge loan terms, and different options to complete the acquisition (i.e., a further discussion of whether or not to proceed with a preferred stock acquisition structure, which would be faster, but would result in the HotPlay stockholders taking on the risk that Monaker could obtain stockholder approval, versus a more traditional structure which would take longer, but would result in less risk to the HotPlay stockholders).

On June 18, 2020, Mr. Kerby and Mr. Bonner had multiple calls and emails discussing the two options available to complete the transaction. Additional discussions took place regarding the need to identify an Audit firm to complete a HotPlay audit – key requirement for Proxy.

From June 19 to 20, 2020, Mr. Kerby and Mr. Bonner had five calls with various auditing firms to find the appropriate auditing firm that would accept and complete the HotPlay audit on a timely basis.

On June 22, 2020, there was a call between HotPlay’s CTO, Mr. Vange and Monaker’s CIO, Mr. Sikora to review Monaker’s platform. Further updates were also made to Monaker’s medical tourism presentation.

On June 22, 2020, Kingswood supplied initial due diligence reports and background checks on the principals of Monaker and HotPlay and those stockholders and creditors of Axion who were expected to enter into the acquisition transaction with Monaker. On the same date, The Loev Law Firm, PC, Monaker’s SEC counsel, provided an updated and revised draft of the share exchange agreements to HotPlay’s counsel for review.

On June 23, 2020, the parties received additional questions from various potential auditors who HotPlay was looking into engaging to audit HotPlay, resulting in Ms. Narumon Arunvaranont (CFO of DTGO Corporation Limited (“DTGO”), one of the HotPlay stockholders), Ms. Boonyawattanapisut (CEO of True Axion Interactive Company Limited and HotNow (Thailand) Company Limited (“HotNow”)) and Mr. Nanthawaroon, President of HotNow, Mr. Utsahajit, COO of Axion and Mr. Christopher Bagguley, Finance Director of Axion/HotNow, being brought into conversations via Google Meet to assist five different audit firms for assessment and quotes relating to an audit of HotPlay.

On June 25, 2020, additional information was added to the Drop Box folder by Mr. Sikora for the transaction in order to allow the auditors and attorneys to continue work on the definitive agreements and audit proposals.

On June 26, 2020, Monaker continued updating information, responding to additional requests and having calls with Kingswood to assist with their advisory services engagement in connection with the review of the transaction terms.

On June 27, 2020, Mr. Kerby had a call with Dr. Kenneth Eugene Lehrer, the Principal/Owner of Lehrer Financial & Economic Advisory Services, in connection with a potential engagement of Lehrer to prepare a fairness opinion relating to the proposed transaction.

On June 28, 2020, Mr. Kerby had a further call with Mr. Lehrer relating to the scope of the engagement and needed files and documents to allow him to complete his review and prepare a fairness opinion for Monaker’s board of directors.

On June 30, 2020, Monaker began gathering information requested by Mr. Lehrer and forwarding the same to Mr. Lehrer as needed for the preparation of a fairness opinion.

On June 30, 2020, Mr. Bonner and Dr. Ahriyavraromp had additional discussions and requests from Mr. Kerby for information on Monaker’s capability to set up a medical tourism platform in the U.S. for Thailand Hospitals, medical groups and real estate holdings that may be used in association with the operations of the principals and related parties of HotPlay. Additional discussions were had telephonically between Mr. Bonner, Dr. Ahriyavraromp, Mr. Vange and Mr. Sikora, about the integration of medical records, services and travel programs with insurance and block chain solutions.

On July 1, 2020, Monaker updated its medical tourism deck, completed the deck and forwarded it to Mr. Bonner and Dr. Ahriyavraromp, for a scheduled call that night with executives from certain of the HotPlay stockholders, and Mr. Bonner and Dr. Ahriyavraromp. On the same day, Monaker exchanged updated drafts of the HotPlay exchange agreement and Axion exchange agreement.

On July 2, 2020, Mr. Kerby had a call with Dr. Ahriyavraromp, a Director of Tree Roots (one of the HotPlay stockholders), to discuss the documentation prepared on medical tourism.

On July 2, 2020, Mr. Dodrill emailed a first draft of a convertible promissory note to Monaker for review, which note was contemplated by the terms of the HotPlay exchange agreement.

On July 5, 2020, there was a discussion between Mr. Kerby, Mr. Bonner and Mr. Vange relating to their review of the first collaborative effort between the gaming company/retailer and HotPlay In Game Advertising program, which showed positive results.

From July 6 to July 7, 2020, Mr. Kerby, Mr. Taepakdee and Mr. Bagguley, the respective finance department principals of Monaker and HotPlay, had discussions with audit partners of the various auditing firms proposed to be engaged by HotPlay to complete an audit of HotPlay.

On July 7, 2020, Mr. Kerby provided an update of the Medical Tourism deck to reflect additional requests from the HotPlay stockholders for their review and approval.

From July 8 to July 9, 2020, Mr. Kerby made introductions of PricewaterhouseCoopers and Marcum LLP to HotPlay for the purposes of potential engagement to complete an audit of HotPlay.

On July 9, 2020, Mr. Kerby had a call with Mr. Bonner to review a prepared presentation for executives at True Mobile representing share holdings of roughly 10% of Axion to introduce them to Monaker.

From July 11 to July 12, 2020, Mr. Kerby continued assisting Mr. Bonner and counsel with Axion issues in preparation of Axion’s planned board meeting scheduled for July 12, 2020.

On July 12, 2020, Mr. Kerby responded to requests to submit detailed background information and travel experience from Dr. Ahriyavraromp to present to the T&B Board for review.

On July 13, 2020, Mr. Kerby had a call to update HotPlay on Monaker’s Travel Magazine App Launch and performance in the Google Play App store. Mr. Kerby also had a call with a significant stockholder of Axion, to provide information on Monaker. On the same date, Mr. Kerby sent a of draft press release proposed to be released upon entry into the definitive agreements and a transition deck for review and approval by Dr. Ahriyavraromp and Mr. Bonner. Mr. Kerby further had a conference call with Mr. Bonner and HotPlay’s and Monaker’s counsels to review the draft HotPlay exchange agreement and Axion exchange agreement. Finally, on the same day, Mr. Kerby had calls and coordinated with potential auditing firms to be engaged by HotPlay in connection with the audit of its financial statements which would be needed for inclusion in this proxy statement.

On July 14, 2020, Mr. Kerby had a call with Mr. Birathon Kasemsri Na Ayudhaya, the Chief Content and Media Officer at True Axion Interactive Company Limited (“TAI”) which owned roughly 10% of Axion to introduce them to Monaker.

On July 14, 2020, Mr. Bonner introduced Dr. Jason Corbett, an attorney with Silk Legal based in Bangkok, Thailand, to Mr. Kerby and HotPlay’s and Monaker’s SEC counsels, who was going to help with the restructuring of HotPlay Thailand to be in compliance with Thailand law, to allow for HotPlay’s acquisition of control of HotPlay Thailand. Mr. Bonner also informed Mr. Kerby that he had been terminated as the Chief Executive Officer of Axion.

On July 14, 2020, the Monaker board of directors held a meeting to discuss the potential HotPlay and Axion transactions and the share exchanges.

From July 15 to 17, 2020, the parties updated the draft share exchange agreements to update for the acquisition by HotPlay of control of HotPlay Thailand prior to closing. Mr. Kerby further had discussions with various stockholders of Axion, and Mr. Kerby and Mr. Bonner had calls with Axion’s Canadian counsel. The parties continued to review, revise and finalize the share exchanges and draft convertible note.

On July 15, 2020, the Monaker board of directors held a meeting regarding the share exchanges and related transactions where the material terms of the transactions were discussed and the board of directors asked various questions and received answers regarding the proposed transaction. The board of directors was sent various due diligence materials relating to the transactions and parties, which were reviewed prior to the board meeting.

On July 17, 2020, Lehrer provided his initial indication to Mr. Kerby and the board of directors that he was satisfied that the proposed terms of the share exchanges were fair and equitable to Monaker and its stockholders.

On July 17, 2020, the Monaker board of directors held a meeting. After discussion, the Monaker board of directors participating in the meeting then unanimously (i) determined that the share exchanges were advisable and in the best interests of Monaker and its stockholders, (ii) approved the exchange agreements, the share exchanges and the other transactions contemplated by the exchange agreements and deemed the share exchange agreements advisable, and (iii) approved and determined to recommend the approval of the issuance of the shares of Monaker common stock in connection with the share exchanges.

From July 18, 2020 to July 22, 2020, the parties continued to discuss final changes to the definitive agreements and updates.

On July 21, 2020, the parties circulated and executed an updated Letter of Intent which had been updated to provide for:

●	The Company to acquire 100% of HotPlay and between 31%-40% of Axion, along with $7,757,023 of debt owed to Axion;

●	HotPlay to acquire a minimum of 49% of HotPlay Thailand prior to closing, and to have commitments to acquire at least 99.8% of HotPlay Thailand;

●	A closing date of no later than October 30, 2020;

●	The Company to issue the HotPlay stockholders 67.8% of the post-closing capitalization of the Company at closing and the Axion stockholders and debt holders 14.8% of the post-closing capitalization of the Company at closing, and to grant the Axion creditors warrants to purchase shares of common equal to the total debt assumed divided by 4, with an exercise price of $2.00 per share;

●	HotPlay to have at least $15 million in cash at closing, less amounts loaned to the Company;

●	The required transfer of (i) the travel operations of the Company to a new subsidiary (“NewMonaker”), and (ii) the in-game advertising operations of HotPlay to a newly formed subsidiary, of Monaker, at or prior to closing;

●	That the transactions were subject to the board of directors of the Company and HotPlay and the Company’s stockholders, the Axion stockholders and HotPlay stockholders, and the board of directors of each Axion stockholder and creditor;

●	That the post-closing board of directors of Monaker would be comprised of seven members, two each of which will be appointed by Red Anchor and NewMonaker, with one from each group being independent under applicable rules;

●	That the definitive agreements would include a funding plan for five years following the closing to support the travel operations of NewMonaker (which amount would not exceed $10 million, with not more than $5.4 million to be invested in 2020), and for such five-year budget to not exceed $13 million;

●	That if the funding requirement exceeds 130% of the plan in any year, that the Monaker board of directors would be required to approve a budget for one year with such budget equal to the prior year’s budget;

●	That the new board of directors may require that NewMonaker, the new travel subsidiary become a separate publicly-traded company or be sold in a private sale;

●	That NewMonaker’s board of directors may require Monaker to support a spin-off of such entity as a public reporting company;

●	That in connection with any future spin-off, an additional 25% of the NewMonaker travel subsidiary may be issued to such persons as the board of directors of the subsidiary may request;

●	That Monaker would change its name to “NextPlay, Inc.” at closing;

●	That the LOI had a term of 90 days, pursuant to which the parties were to negotiate exclusively; and

●	Customary confidentiality obligations of the parties.

On July 22, 2020, Monaker circulated final copies of the HotPlay exchange agreement and Axion exchange agreement for signatures.

Signatures were formally exchanged on July 22, 2020 and on July 23, 2020, at 8:30 a.m. eastern time, Monaker publicly announced the entry into the HotPlay exchange agreement and Axion exchange agreement via a Current Report on Form 8-K and press release.

On August 17, 2020, Lehrer delivered its final fairness opinion, opining that the share exchanges are fair and equitable to the stockholders of Monaker.

In September 2020, Mr. Bonner and Ms. Boonyawattanapisut filed an oppression petition in the British Columbia Supreme Court, in which Axion and certain Axion directors are named as respondents. The oppression petition concerns Mr. Bonner’s termination as Axion’s Chief Executive Officer (CEO) in July 2020, which Mr. Bonner contends was unlawful, along with the appointment of Axion’s interim CEO and a purported private placement announced by Axion on July 31, 2020. The oppression petition has not yet been heard; the matter is currently scheduled to be heard in the week of April 6, 2021. Mr. Bonner has also commenced an application in connection with the oppression petition seeking certain relief in respect of the Annual General and Special Meeting of shareholders of Axion now scheduled for April 15, 2021.

On October 28, 2020, the Company, HotPlay, and the HotPlay stockholders entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020, which amended the HotPlay exchange agreement to: (a) extend the date the transactions contemplated by the HotPlay exchange agreement were required to be completed by from October 30, 2020, to November 30, 2020; (b) extend the date by which HotPlay was required to acquire (a) 49% of the Class A shares of the capital stock of HotPlay (Thailand) Company Limited, a private company organized under the laws of Thailand (“HotPlay Thailand”); and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HotPlay Thailand through a preferred share structure, to November 15, 2020 (previously such date was 30 days after the parties’ entered into the HotPlay exchange agreement), which acquisition has occurred to date; and (c) amend the terms of those certain convertible promissory notes issued by Monaker to HotPlay in consideration for an aggregate of $2,000,000 of advances received from HotPlay, to allow HotPlay until November 15, 2020, to deliver the required audited and interim financial statements in the form required by the SEC, in connection with this proxy statement.

Also, on October 28, 2020, the Company, the Axion stockholders, and Axion creditors entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020, which amended the Axion exchange agreement to extend the date the transactions contemplated by the Axion exchange agreement were required to be completed by from October 30, 2020, to November 30, 2020.

On November 16, 2020, the Company, HotPlay and the HotPlay stockholders entered into a Second Amendment to Share Exchange Agreement, which amended the HotPlay exchange agreement to:

●           Update the percentage ownership which the HotPlay stockholders will receive upon closing of the HotPlay exchange agreement to 67.87% (compared to 67.8% pursuant to the previous terms of the Axion exchange agreement, with such increase the result of the decrease in the percentage of the post-closing company to be held by the Axion stockholders following the closing of the HotPlay exchange agreement, as discussed below);

●           Extend the date by which the HotPlay exchange agreement is required to be completed until December 31, 2020 (from November 30, 2020);

●           Remove the requirement previously set forth in the HotPlay exchange agreement that the Axion exchange agreement had to close contemporaneously with the HotPlay exchange agreement; and

●           Make various other conforming changes to the HotPlay exchange agreement in connection with the amended and restated Axion exchange agreement discussed below.

Also on November 16, 2020, the Company, the Axion stockholders and the Axion creditors entered into an Amended and Restated Share Exchange Agreement (as amended from time to time, the “Axion exchange agreement”, and the transactions contemplated thereby, the “Axion share exchange”, and collectively with the HotPlay exchange agreement, the “exchange agreements” and the transactions contemplated therein, the “share exchanges”), which amended and restated the original July 23, 2020 Axion exchange agreement to:

●           Update the percentage of Axion being exchanged by such Axion stockholders to 33.85% of Axion (previously such percentage was 33.9% of Axion), by reducing the number of common shares of Axion being exchanged by 100,000 shares, to 71,993,358 common shares (the “Axion shares”)), and reduce the amount of Axion debt being exchanged by the Axion creditors by $100,000, to a total of $ 7,657,024 of debt (the “Axion debt”);

●           Remove the prior requirements and concepts from the Axion exchange agreement which required the Company to issue shares of common stock in exchange for the Axion shares and Axion debt, and instead provide for such Axion shares to be exchanged for 10,000,000 shares of Series B Preferred Stock, were (prior to the amendment described below) automatically convertible into that number of shares of common stock of the Company as equals (a) 14.68%; multiplied by, the post-closing capitalization, rounded up to the nearest thousandths place, less (b) the number of shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock (defined below) and the exercise of the creditor warrants, on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287)(the “Series B Shares”) and to exchange such Axion debt for 3,828,500 shares of Series C Preferred Stock, which are automatically convertible into common shares on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287)  on a one-for-one basis (the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and to similarly remove the requirement from the Axion exchange agreement that the Company receive stockholder approval for the issuance of the shares of common stock which were to be issued to the Axion stockholders and Axion creditors at the closing of the transactions contemplated by the Axion exchange agreement, and instead require the Company to obtain stockholder approval for the issuance of the shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the warrant to purchase 1,914,250 shares of common stock of the Company which the Company granted to Cern One upon closing of the Axion exchange agreement, after issuance of such securities;

●           Remove the requirement that the HotPlay exchange agreement had to close simultaneously with the Axion exchange agreement; and

●           Make various other conforming changes to the Axion exchange agreement in connection with the amendments discussed above, and in connection with a closing of such agreement prior to the date of stockholder approval.

The transactions contemplated by the Axion exchange agreement, including the acquisition by the Company of the Axion shares and Axion debt, and the issuance by the Company of the Series B Shares and Series C Shares, to the Axion stockholders and Axion creditors, and the grant of the creditor warrants, closed on November 16, 2020, at which time the Company obtained 33.85% ownership of Axion and all rights to the Axion debt. Although such Series B Shares, Series C Shares and creditor warrants were issued and granted on such November 16, 2020 closing date, such Series B Shares and Series C Shares are not convertible into common stock of the Company, and such creditor warrants are not exercisable for shares of common stock of the Company, until such time, if ever, as the issuance of such shares of common stock have been approved by the stockholders of the Company pursuant to the rules and requirements of NASDAQ, as discussed in greater detail under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287 and “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288.

Additionally, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

On November 18, 2020, Axion issued a press release in which it purported to dispute Monaker’s November 18, 2020 news release and Current Report on Form 8-K filings claiming that it had acquired a 33.8% equity stake in Axion, purportedly on the basis that Axion believes that such sale would breach the cease trade order issued by the British Columbia Securities Commission dated August 4, 2020, and requirements related to take-over bids. Monaker fundamentally disagrees with Axion’s claims in its November 18, 2020 press release, which Monaker believes were made to damage Monaker’s reputation and without any legitimate purpose.

On January 6, 2021, the Company, HotPlay and the HotPlay stockholders entered into a Third Amendment to Share Exchange Agreement (the “Third HotPlay amendment”), which amended the HotPlay exchange agreement to:

●           Fix the number of shares of Monaker common stock issuable to the HotPlay stockholders at the closing at 52,000,000 shares of common stock;

●           Extend the date by which the HotPlay exchange agreement is required to be completed until February 28, 2021 (from December 31, 2020);

● Allow Monaker the ability to issue (a) shares of common stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company and (b) securities issued upon the exercise or exchange of or conversion of any securities outstanding on the date of the agreement, without the prior consent of HotPlay or the HotPlay stockholders and further allow for additional securities of Monaker to be issued prior to closing with the approval of HotPlay or Red Anchor;

●          Provide for HotPlay and the HotPlay stockholders to approve all transactions of Monaker which were disclosed in its Securities and Exchange Commission filings from the date of the original HotPlay exchange agreement, through the date of the Third HotPlay amendment;

●          Provide for there to be eight members of the board of directors at closing (provided that the parties have since agreed informally to increase such number of directors to nine), with four appointed by HotPlay, two appointed by Monaker, and two (now three pursuant to the agreement of the parties) appointed mutually by Monaker and HotPlay; and

●           Allow for Monaker to enter into agreements and take actions outside of the ordinary course of business through the closing date with the prior consent of HotPlay.

On January 6, 2021, the Company, the Axion stockholders and the Axion creditors entered into a First Amendment to the Amended and Restated Share Exchange Agreement, which amended the Amended and Restated Share Exchange entered into between the Company, the Axion stockholders and the Axion creditors, to:

●           correct certain errors originally included in the Amended and Restated Share Exchange Agreement, regarding the ownership of certain shares of Axion which were exchanged by the Axion stockholders party thereto, and to correct the allocation of the shares of Series B Preferred Stock issuable to certain of the Axion stockholders in connection therewith;

●           provide for the assignment of various shares of Series B Preferred Stock between certain of the Axion stockholders to correct the allocations of the Series B Preferred Stock between such stockholders, based on the pro rata issuance of such shares in exchange for the shares of Axion held by such Axion stockholders on the effective date of such Amended and Restated Share Exchange Agreement;

●           remove Uniq Other Vendors as a Axion stockholder (and Series B Preferred Stock holder), from such Amended and Restated Share Exchange Agreement;

●           allow for the parties to mutually determine to not transfer record ownership of the shares of Axion which the Company acquired pursuant to the Amended and Restated Share Exchange Agreement to the Company and that the parties can instead enter into an agreement providing the Company voting and economic rights to such shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such shares; and

●           agree to the amendment and restatement of the Series B Preferred Stock of the Company as discussed below.

Also effective on January 5, 2021, stockholders holding a majority of the outstanding shares of Series B Preferred Stock of the Company approved an amendment and restatement of the designation of the Series B Preferred Stock, which was previously approved by the board of directors of the Company on December 14, 2020, and which amended and restated designation was filed with the Secretary of State of Nevada on January 8, 2021, which amended the Series B Preferred Stock to fix the number of shares of common stock issuable upon conversion of the Series B Preferred Stock at 7,417,700 shares of Monaker common stock.

On January 12, 2021, Lehrer provided an updated fairness opinion to the Monaker board of directors taking into account changes to the structure of the share exchanges from his original opinion.

On January 14, 2021, Axion announced that it would be commencing a civil claim against Mr. Bonner, Ms. Boonyawattanapisut and various related entities, and Monaker and William Kerby, its Chief Executive Officer, raising a number of allegations including a conspiracy to misappropriate Axion intellectual property for the benefit of conspirators. Neither Monaker nor Mr. Kerby have been formally served with proceedings to date. However, based on their understanding of the allegations as set out in Axion’s January 14, 2021 press release, Monaker believes the civil claim to be meritless and purely tactical.

Finally, on February 22, 2021, Monaker, HotPlay and the HotPlay stockholders, entered into a Fourth Amendment to Share Exchange Agreement, amending the HotPlay exchange agreement to:

•

Reallocate the shares of Monaker common stock issuable upon closing of the HotPlay share exchange, to take into account additional issuances of HotPlay shares and additional capital contributions made by certain HotPlay stockholders;

•

Extend the date by which the HotPlay exchange agreement is required to be completed until April 30, 2021 (from February 28, 2021), provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing;

•

Provide for HotPlay and the HotPlay stockholders to approve all transactions of Monaker which were disclosed in its SEC filings from the date of the original HotPlay exchange agreement, through the date of the amendment;

•

Provide for there to be nine members of the board of directors at closing, with four appointed by HotPlay, two appointed by Monaker, and three appointed mutually by Monaker and HotPlay, provided that the parties may increase such number of directors with mutual approval prior to closing;

•

Include confirmations by each HotPlay stockholder of their ‘accredited investor’ status, among other things; and

•

Allow for subsequent transfers of shares of HotPlay between the HotPlay stockholders prior to closing, and/or re-allocations of the Monaker shares issuable to the HotPlay stockholders at the closing, but not to allow for any other persons becoming stockholders of HotPlay, and provide for Red Anchor to deliver a final schedule of HotPlay stockholders prior to closing, which will determine the final allocation of shares of Monaker common stock issuable to each HotPlay stockholder at the closing (which allocation will not result in more than 52,000,000 shares of Monaker common stock being issuable to the HotPlay stockholders at closing).

The HotPlay stockholders, pursuant to the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, have agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 52,000,000 shares of the Company’s restricted common stock (as adjusted for stock splits occurring prior to the closing of the HotPlay share exchange)(the “closing” and the “HotPlay shares”).

Pursuant to the Axion exchange agreement, the Axion stockholders (including Cern One Limited (“Cern One”)), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion; and (b) Red Anchor (also party to the HotPlay exchange agreement), Cern One and certain other creditors of Axion, exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors, with the Company, in consideration for the Series B Shares and Series C Shares and the creditor warrants which are grantable to Cern One. Specifically, the Axion creditors received one share of Series C Preferred Stock for each $2.00 of debt exchanged and Cern One received a warrant to purchase that number of shares of Company common stock as equals approximately the total of all debt exchanged, divided by four. The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Reasons for the Share Exchanges

HotPlay and Monaker believe that the HotPlay share exchange will create a unique technology company focused on the leisure marketplaces of gaming and travel. At the closing of the HotPlay share exchange, Monaker plans to increase its technology capabilities by integrating HotPlay’s AdTech, Artificial Intelligence (AI), and Blockchain solutions. The result of the transaction is anticipated to be a diverse, innovative technology company focused on engaging products in the video gaming and travel verticals.

HotPlay has developed a next generation in-game advertising (IGA) solution that harmonizes engagement between businesses and video gamers. HotPlay helps brands drive online traffic to offline stores through coupon redemption. The HotPlay ad platform monetizes and supports the video game industry by creating an additional revenue stream for game developers without compromising on the integrity of their game. The HotPlay solution offers conversion funnel tracking tools and other real time business integration insights to help brands better understand target audiences.

HotPlay’s IGA is growing its customer base. On September 11, 2020, Atari®, one of the world’s most iconic consumer brands and entertainment producers, announced a partnership with HotPlay and its in-game advertising platform.

HotPlay is an important component of Monaker’s strategy. The closing of the HotPlay share exchange will bring access to technologies including AI and Geo-positioning capabilities that will enhance Monaker’s travel products. Furthermore, the acquisition is anticipated to bring improved market perception, an improved balance sheet, more diversified revenue stream(s), and a cash infusion to accelerate the combined company’s product builds and rollouts.

Monaker completed the Axion share exchange and acquired a 33.85% equity stake in Axion, on November 16, 2020 (subject to the transfer of the Axion shares into the name of Monaker, which has not occurred to date). Axion is the majority owner of Axion Games and True Axion Games. Additionally, as part of the transaction, Monaker has been assigned ownership of an aggregate of approximately US$7.6 million in debt owed by Axion which has been called, is past due and now owed to Monaker.

Axion Games, founded in 2006 and formerly known as Epic Games China, is an independent AAA game development studio and game publisher. Axion Games creates high production value game content developed by a creative team that has been responsible for many top-selling games, including several blockbuster AAA titles. Axion also owns the majority stake in True Axion Interactive Ltd., a Bangkok, Thailand, based video game development company co-founded with True Corporation. Axion also maintains holdings in other innovative technology companies.

Through the acquisition of the 33.85% ownership in Axion and the planned acquisition of HotPlay, Monaker plans to transform from being a company that was only focused in the business-to-business (B2B) travel technology space into a broad technology enterprise leveraging video gaming, in-game digital advertising and travel booking platforms to engage consumers for the benefit of major brands and travel providers.

Monaker’s board of directors considered the following factors in reaching its conclusion to approve the share exchanges and to recommend that the Monaker stockholders approve the issuance of shares of Monaker common stock in the share exchanges (including in connection with the Axion preferred conversion), all of which Monaker’s board of directors viewed as supporting its decision to approve the business combination with HotPlay and the acquisition of an interest in Axion:

●          Monaker’s board of directors and Lehrer had undertaken a comprehensive and thorough process of reviewing and analyzing potential merger/combination candidates to identify the opportunity that would, in the opinion of Monaker’s board of directors, create the most value for Monaker’s stockholders.

●          Monaker’s board of directors believes, based in part on the judgment, advice and analysis of its senior management with respect to the potential strategic, financial and operational benefits of the share exchanges (which judgment, advice and analysis was informed in part by the business, technical, financial, accounting and legal due diligence investigation performed with respect to HotPlay and Axion), that HotPlay’s and Axion’s technology and intellectual property, represents an attractive market opportunity, and may generate potential returns for Monaker’s stockholders and attract new investors to the combined company.

●          Monaker’s board of directors also reviewed with its management and HotPlay’s management the current plans of HotPlay for targeted applications in the In Game Advertising space, to confirm the likelihood that the combined organization would possess sufficient financial resources to allow the management team to focus on the continued development of potential revenues with merchants. Monaker’s board of directors also considered the possibility that the combined company would be able to take advantage of the potential benefits resulting from the combination of the Monaker public company structure with HotPlay’s business to raise additional funds in the future, if necessary.

●          Monaker’s board of directors concluded that the share exchanges would provide the existing Monaker stockholders a significant opportunity to participate in the potential growth of the combined company following the share exchanges.

●          Monaker’s board of directors also considered that the combined organization will be led by an experienced senior management team, especially noting Ms. Boonyawattanapisut’s, Mr. Bonner’s and Mr. Vange’s considerable experience.

●          Monaker’s board of directors considered the substantial funding ($15 million at closing, and/or prior to closing in the form of advances) that HotPlay had agreed to make available to Monaker prior to closing (in the form of the advances) and the combined company following the closing.

●          Monaker’s board of directors considered the valuation and business prospects of all the potential merger/combination candidates. In particular, their collective view was that HotPlay (and the acquisition of a portion of Axion) was the most attractive candidate because of the uniqueness of HotPlay’s in-game advertising technology. After considering the comprehensive diligence review that Monaker management had completed of other prospective merger/combination partners, the board concluded that the share exchanges with the HotPlay stockholders and the Axion stockholders and creditors would create a publicly traded company focused on in-game advertising, game development and travel operations, that would create more value for Monaker’s stockholders than any of the other proposals that the board had received.

●          Monaker’s board of directors considered the conditions to closing contained in the exchange agreements, which the board of directors believed are reasonable and customary in number and scope.

●          Monaker’s board of directors considered Lehrer’s opinion to Monaker’s board of directors as to the fact that the share exchanges were fair and equitable to the stockholders of Monaker, especially in light of the effects of the COVID-19 pandemic on the global travel industry, as of the date of Lehrer’s preliminary opinion, as more fully described below under the caption “The Share Exchanges—Opinion of Lehrer as Monaker’s Financial Advisor”, beginning on page 127.

Monaker’s board of directors also reviewed the recent financial condition, results of operations and financial condition of Monaker, including:

●          the effects of COVID-19 on the worldwide travel industry, including the significant negative effects on Monaker’s operations, and results of operations, since the first part of fiscal 2021, the numerous unknowns regarding such pandemic, including the anticipated length of such pandemic, potential future shutdowns, travel restrictions, quarantines and no-travel orders, and Monaker’s then monthly burn rate of approximately $460,000, which was not supported by its monthly operating results prior to the pandemic, let alone after factoring in for the significant decrease in travel which has taken place during calendar 2020, with no signs of significantly increasing until vaccines for COVID-19 can be produced and distributed.

●          Monaker’s inability to generate sufficient revenues to support its operating expenses and to grow the company, and the unlikeliness that such circumstances would change for the benefit of its stockholders in the foreseeable future, due to COVID-19 or otherwise;

●          the risks associated with continuing to operate Monaker on a stand-alone basis, solely as a travel company in the current economic environment, and with a global pandemic taking place;

●           the results of substantial efforts made over a significant period of time by Monaker’s senior management and financial advisors to solicit strategic alternatives for Monaker to the share exchanges, including the discussions that Monaker management had with other potential combination candidates;

●          current financial market conditions and historical market prices, volatility and trading information with respect to Monaker’s common stock, and other companies in the travel industry;

●          the potential for obtaining a superior offer from an alternative purchaser in light of the other potential strategic buyers previously identified and contacted by or on behalf of Monaker and the risk of losing the proposed transaction with HotPlay and the Axion stockholders/creditors; and

●          the projected liquidation value of Monaker and the risks, costs and timing associated with liquidating compared to the value Monaker stockholders will receive in the share exchanges.

Monaker’s board of directors also reviewed the terms of the share exchange agreements and associated transactions, including:

●          that the number of shares of Monaker common stock to be issued in the share exchanges will be based on a percentage of the outstanding shares of Monaker at the closing of the share exchanges and was based on the relative valuations of the companies, and thus the relative percentage ownership of Monaker stockholders, HotPlay stockholders and Axion stockholders and Axion creditors immediately following the completion of the share exchanges is similarly a fixed percentage;

●          the limited number and nature of the conditions to the HotPlay stockholders’ and Axion stockholders’ and creditors’ obligations to consummate the share exchanges and the limited risk of non-satisfaction of such conditions as well as the likelihood that the share exchanges will be consummated on a timely basis;

●          the fact that HotPlay has agreed to provide Monaker loans of $1 million per month through the closing date of the HotPlay share exchange, pursuant to the HotPlay exchange agreement, to help Monaker support its operations, pay operating expenses and to pay expenses required to be incurred in connection with the share exchanges and this proxy statement (which requirement has recently been waived, and pursuant to which requirement Monaker does not anticipate receiving any further loans through closing);

●          the respective rights of, and limitations on, Monaker under the share exchange agreements to consider certain unsolicited acquisition proposals under certain circumstances should Monaker receive alternative proposals;

●          the reasonableness of the terms of the convertible notes to be provided to HotPlay in consideration for the $1 million monthly loans, which are either convertible into common stock at a conversion price of $2.00 per share, or are forgiven, in the event the HotPlay exchange agreement is terminated in certain circumstances;

●          the fact that the number of shares of Monaker common stock issuable to the HotPlay stockholders, Axion stockholders and Axion creditors is not fixed, but is instead based on the number of shares of common stock of Monaker outstanding at the time of the closing;

●          the fact that the HotPlay exchange agreement contemplates the current operations of Monaker being transferred to a wholly-owned subsidiary, NextTrip, which subsidiary will be controlled by the current management of Monaker, and provides for certain limited spin-off rights exercisable by the board of managers of NextTrip; and

●          the belief that the terms of the share exchange agreements, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable under the circumstances.

In the course of its deliberations, Monaker’s board of directors also considered a variety of risks and other countervailing factors related to entering into the share exchanges, including:

●          the fact that in certain circumstances, the funds advanced to Monaker from HotPlay pursuant to the convertible notes, will convert into shares of Monaker’s common stock upon termination of the HotPlay share exchange, at a conversion price of $2.00 per share;

●          the substantial expenses to be incurred in connection with the share exchanges, including the costs associated with any related litigation;

●          the possible volatility, at least in the short term, of the trading price of Monaker’s common stock resulting from the announcement of the share exchanges;

●          the risk that the share exchanges might not be consummated in a timely manner or at all, the potential adverse effect of the public announcement of the share exchanges and the potential adverse effect of the delay or failure to complete the share exchanges on the reputation of Monaker;

●          the risk to the business of Monaker, operations and financial results in the event that the share exchanges are not consummated, including the diminution of Monaker’s cash (notwithstanding the requirement that HotPlay make $1 million monthly advances to Monaker through the closing date of the share exchanges—which requirement has recently been waived, and pursuant to which requirement Monaker does not anticipate receiving any further loans through closing));

●          the strategic direction of the combined company following the completion of the share exchanges, which will be determined by a board of directors initially including a majority of members appointed by HotPlay;

●          the risk that the Axion debt may never be able to be collected;

●          the risk that the value of the businesses of HotPlay and Axion could decline after the execution of the exchange agreements and announcement of entering into the exchange agreements, particularly in light of the fact that the share exchange consideration would not be adjusted to reflect declines in the value of such businesses;

●          the risk that the regulatory approvals impose conditions on, jeopardize or delay completion of the share exchanges or reduce the anticipated benefits of the share exchange transactions;

●          the risk that as a result of the announcement of the share exchanges, Monaker’s, HotPlay’s and Axion’s existing relationships with partners, customers and consultants could be significantly disrupted and Monaker, HotPlay and/or Axion might have increased difficulty attracting new partners, customers and consultants after such announcement;

●          the risk that certain provisions of the exchange agreements may have the effect of discouraging proposals for alternative acquisition transactions involving Monaker, including the restriction on Monaker’s ability to solicit proposals for alternative transactions;

●          the significant portion of Monaker’s outstanding voting stock which will be issued as part of the share exchanges, as well as the dilution to existing stockholders associated therewith;

●          the fact that certain prior officers of Axion, including Mr. J. Todd Bonner, the former Chief Executive Officer of Axion, had filed a stockholder oppression lawsuit against Axion and its current directors, which puts the future course of Axion in question; and

●          various other risks associated with the combined organization and the HotPlay exchange agreement, including those described in the section entitled “Risk Factors” in this proxy statement.

The foregoing information and factors considered by the Monaker board are not intended to be exhaustive but are believed to include all of the material factors considered by the board. In view of the wide variety of factors considered in connection with its evaluation of the HotPlay share exchange and the complexity of these matters, the board did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, individual members of the board may have given different weight to different factors. The Monaker board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, the Monaker management team and the legal and financial advisors of Monaker, and considered the factors overall to be favorable to, and to support, its determination.

Opinion of Lehrer as Monaker’s Financial Advisor

The Monaker board of directors retained Lehrer on July 1, 2020, to render an opinion as to the fairness to Monaker’s stockholders, of the share exchanges. Lehrer has provided economic and financial service consulting since 1980. Dr. Kenneth Eugene Lehrer, the Principal/Owner of Lehrer, holds four degrees from New York University: Bachelor of Science (Finance), Master of Business Administration (Banking), Master of Arts (Economics) and a Doctorate in Urban Economics. Lehrer has significant experience in business valuations.

On July 17, 2020, Lehrer provided its initial indication to Mr. Kerby and the board of directors that he was satisfied that the proposed terms of the share exchanges, based upon and subject to the assumptions, factors, qualifications and limitations set forth in the written opinion described herein, were fair and equitable to Monaker and its stockholders (which was subsequently confirmed in writing by delivery of a written opinion by Lehrer on August 14, 2020). The Company’s board of directors then requested that Lehrer update its analysis to reflect the revised terms of the transaction. Lehrer delivered its opinion to the Company’s board of directors that, as of January 12, 2021, and based upon and subject to the factors and assumptions set forth therein, the share exchanges, were fair and equitable to Monaker and its stockholders.

Lehrer’s opinion was prepared solely for the information of the board of directors of Monaker and only addressed the fairness, from a financial point of view, to Monaker of the consideration to be paid by Monaker in the share exchanges. Lehrer was not requested to opine as to, and Lehrer’s opinion does not address, the relative merits of the share exchanges or any alternatives to the share exchanges, Monaker’s underlying decision to proceed with or effect the share exchanges, or any other aspect of the share exchanges and do not opine to overall conclusions, analysis or economic or corporate financial decisions of the board of directors. Lehrer’s opinion does not address the fairness of the share exchanges to the holders of any class of securities, creditors or other constituencies of Monaker and is not a valuation of Monaker, HotPlay, or Axion, or their respective assets or any class of their securities. Lehrer did not express an opinion about the fairness of the amount or nature of any compensation payable or to be paid to any of the officers, directors or employees, of HotPlay, whether or not relative to the share exchanges.

The summary of Lehrer’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex F to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Lehrer in preparing its opinion. Lehrer’s opinion was prepared solely for the information of the board of directors of Monaker for its use in connection with its consideration of the share exchanges. Neither Lehrer’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and they do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the share exchanges or any other matter.

The full text of Lehrer’s opinion, which sets forth the assumptions made, general procedures followed, factors considered and limitations on the review undertaken by Lehrer in rendering its opinion is attached as Annex F and is incorporated herein by reference. Monaker urges you to read the opinion in its entirety. The summary of the opinion of Lehrer set forth below is qualified in its entirety by reference to the full text of the opinion. Lehrer’s opinion, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other factors Lehrer deemed relevant, is that the share exchanges are fair and equitable to the Monaker stockholders, from a financial point of view.

The terms of the share exchanges, the consideration to be paid in the share exchanges, and the related transactions were determined through arm’s length negotiations between Monaker, HotPlay, the HotPlay stockholders, Axion stockholders and Axion creditors, and were approved unanimously by Monaker’s board of directors. Lehrer did not determine the consideration to be paid by Monaker in connection with the share exchanges.

In connection with rendering the opinion described above and performing its related financial analyses, among other things, Lehrer reviewed:

•	Generally available data on Monaker as filed with the SEC and made available to the general public via the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR);

•	Monaker’s Annual Report on Form 10-K for the year ended February 29, 2020, as filed on EDGAR;

•	Monaker’s Annual Report on Form 10-KA (Amendment No. 1), for the year ended February 29, 2020, as filed on EDGAR;

•	General information regarding Monaker as set forth on Monaker’s website (www.monakergroup.com);

•	Key statistical information and pricing data on Monaker’s common stock for the past calendar year, as reported on Yahoo Finance;

•	The letter of intent dated June 5, 2020, by and between Monaker (William Kerby, CEO), HotPlay (Todd Bonner, Founder) and Axion (Nithinan Boonyawattanapisut stockholder);

•	Various general financial and economic data, such as, but not limited to, interest rates, and an analysis that effects the overall ability of Monaker to function and restructure in the United States;

•	Such other studies, analyses, inquiries and investigations as Lehrer deemed appropriate for the purpose of its opinion;

•	The exchange agreements (including the first, second and third amendments to the HotPlay share exchange and the amended and restated Axion share exchange);

•	The designations of the Series B Preferred Stock (as amended and restated) and Series C Preferred Stock;

•	The creditor warrant agreement; and

•	Pro forma models submitted by Monaker and HotPlay.

Lehrer also performed such other analyses and considered such other factors as Lehrer deemed appropriate for the purpose of rendering its opinion.

The following is a summary of the material financial analyses performed by Lehrer in connection with the preparation of its fairness opinion, which opinion was rendered orally to the board of directors of Monaker on July 17, 2020 and subsequently confirmed in writing by delivery of Lehrer’s written opinion to the board of directors on August 14, 2020, which was updated on January 12, 2021. The preparation of analyses and a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description and this summary does not purport to be a complete description of the analyses performed by Lehrer or the delivery of Lehrer’s opinion to the board of directors of Monaker.

This summary includes information presented in tabular format. In order to fully understand the financial analyses presented by Lehrer, the tables must be read together with the text of each analysis summary and considered as a whole. The tables alone do not constitute a complete summary of the financial analyses. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Lehrer’s opinion.

In arriving at its opinion, Lehrer relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available to Lehrer or discussed with or reviewed by or for Lehrer, and further assumed that the financial information provided to Lehrer had been prepared on a reasonable basis in accordance with industry practice, and that management of Monaker was not aware of any information or facts that would make any information provided to Lehrer incomplete or misleading.

With respect to the financial forecasts, estimates and other forward-looking information reviewed by Lehrer, Lehrer assumed that such information had been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of Monaker’ management as to the expected future combined results and financial condition of Monaker, HotPlay and Axion after giving effect to the share exchanges. Lehrer was not engaged to assess the achievability of any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based, and Lehrer expressed no opinion as to such information or assumptions. In addition, Lehrer did not assume any responsibility for, and did not perform, any appraisals or valuation of any specific assets or liabilities (fixed, contingent or other) of Monaker, HotPlay or Axion, nor was Lehrer furnished or provided with any such appraisals or valuations. Without limiting the generality of the foregoing, Lehrer was not engaged to, and did not undertake, any independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Monaker, HotPlay, Axion or any of their respective affiliates is a party or may be subject, and at the direction of Monaker and with its consent, Lehrer’s opinion made no assumption concerning, and did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

Lehrer relied upon and assumed that the representations and warranties of all parties set forth in the exchange agreements and all related documents and instruments that are referred to therein are true and correct, that each party will fully and timely perform all of the covenants and agreements required to be performed by such party, that the share exchanges will be consummated pursuant to the terms of the exchange agreements, without amendment, and that all conditions to the consummation of the exchange agreements will be satisfied without waiver thereof. Lehrer further assumed that the share exchange agreements were in all material respects identical to the draft of the exchange agreements provided to Lehrer. Finally, Lehrer also assumed that all of the necessary regulatory approvals and consents required for the share exchanges, including the approval of the stockholders of Monaker, will be obtained in a manner that will not adversely affect Monaker, HotPlay, Axion or the contemplated benefits of the share exchanges.

In connection with its opinion, Lehrer assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by him. Lehrer’s opinion does not address any legal, regulatory, tax or accounting issues.

Lehrer’s opinion is necessarily based upon the information available to Lehrer and facts and circumstances as they existed and were subject to evaluation as of January 12, 2021, which is the date of the Lehrer opinion. Although events occurring after the date of the Lehrer opinion could materially affect the assumptions used in preparing the opinion, Lehrer does not have any obligation to update, revise or reaffirm its opinion and Lehrer expressly disclaims any responsibility to do so. Lehrer did not express any opinion as to the price at which shares of Monaker’s common stock may trade following announcement of the share exchanges or at any future time.

The consideration to be paid by Monaker in the share exchanges was determined through arm’s length negotiations between Monaker, HotPlay, the HotPlay stockholders, Axion stockholders and Axion creditors, and was approved by the Monaker and HotPlay boards of directors. Lehrer did not provide advice to Monaker’s board of directors during these negotiations, the decision to enter into the share exchanges was solely that of Monaker’s board of directors. Lehrer’s opinion and its presentation to Monaker’s board of directors was one of many factors taken into consideration by the Monaker board of directors in deciding to approve, adopt and authorize the exchange agreements. Consequently, the analyses as described herein should not be viewed as determinative of the opinion of Monaker’s board of directors with respect to the consideration to be paid by Monaker in the share exchanges or of whether Monaker’s board of directors would have been willing to agree to different consideration. The following is a brief summary of each of the material analyses performed by Lehrer in connection with its opinion letter dated August 14, 2020.

In furnishing its opinion, Lehrer did not attempt to combine the analyses described herein into one composite valuation range, nor did Lehrer assign any quantitative weight to any of the analyses or the other factors considered. Furthermore, in arriving at its opinion, Lehrer did not attribute any particular weight to any analysis or factor considered by him, but rather made qualitative judgments as to the significance and relevance of each analysis and factor in light of one another. Accordingly, Lehrer has stated that he believes that its analyses must be considered as a whole and that considering any portion of its analyses, without considering all of the analyses, could create a misleading or incomplete view of the process underlying its opinion or the conclusions to be drawn therefrom.

In conducting its analysis as to whether the share exchanges were fair and equitable to the Monaker stockholders, Lehrer, among other things:

•	Reviewed the materials discussed above;

•	Held discussions with William Kerby, Chief Executive Officer of Monaker;

•	Conducted analyses and examinations and considered information and factors and financial/economic and overall market criteria related to Monaker, HotPlay and Axion, including specifically, the corporate dynamics effected by the Covid-19 pandemic that were deemed appropriate in arriving at its final opinion; and

•	Analyzed certain financial stock market and other publicly available information relating to the businesses of other similar companies whose operations Lehrer considered relevant in the analysis/valuation of Monaker, HotPlay and Axion.

The following is a summary of the various components relating to the material analyses performed by Lehrer in connection with the rendering of its fairness opinion. There were no limitations imposed by Monaker on the scope of the investigation.

Consideration to be paid in the Share Exchanges

Lehrer examined comparative organization data from two basic sectors (1) the gaming sector; and (2) the travel sector:

The Gaming Sector

Company Name	Symbol
Electronic Arts	EA
Activision Blizzard	ATVI
Take-Two Interactive	TTWO
Zynga	ZNGA
Glu Mobile	GLUU

The Travel Sector

Company Name	Symbol
Expedia Group	EXPE
Wyndham Destinations	WYND
Trip Advisors	TRIP
Booking Holdings	BKNG

Based upon Lehrer’s analysis of the future outlook of the economics of the above sectors (after the current downturns created by COVID-19), and the combined company’s planned operations in travel, advertising and artificial intelligence, he determined that the combined company has the possibility to afford Monaker and HotPlay the ability to create synergistic/innovative growth and future revenues.

Valuation of Combined Company

Based upon public and private economic data reviewed by Lehrer and Monaker’s limited ability to obtain additional adequate financing for its continued overall travel operations and expansion of travel technology, prior to the entry into the exchange agreements, Mr. Lehrer determined that the share exchanges would provide Monaker a more than reasonable opportunity of survival, compared to its prospects prior to the entry into the share exchanges. This is based, in a significant part, upon the technology, experience, resources and financial abilities of HotPlay and to a lesser extent, Axion, which Monaker will have access to (in the case of HotPlay), upon the closing of the share exchanges. This analysis also takes into account:

•	HotPlay’s agreement to support financially, the growth and development of Monaker’s travel operations, as well as HotPlay’s in-game advertising technology;

•	HotPlay’s agreement to provide working capital to Monaker pursuant to bridge loans through the closing date of the share exchanges and closing condition that HotPlay have at least $15.0 million of cash available at closing (less loans previously made to Monaker through closing);

•	The fact that Monaker has yet to achieve economic viability, and that such economic viability likely will not be obtained in the near-term future due to COVID–19’s effect on the global economy and more particularly, the global travel industry, which has seen significant decreases in year-over-year activity, which will most likely limit future growth and stability; and

•	That the share exchanges are structured to allow Monaker to maintain its current travel and travel technology sectors, and provide such sectors an opportunity to grow with additional funding.

Going Concern

Lehrer analyzed Monaker’s financial position, including the ‘going concern’ opinion provided by Monaker’s independent public accounting firm. Lehrer determined that without additional “outside” financial assistance, Monaker could become insolvent as a result of Monaker’s ordinary course of business operations and from the unforeseen and unpredictable worldwide COVID-19 virus pandemic, that has substantially eliminated travel and thus the major source of income for Monaker.

Economies of Scale

Mr. Lehrer determined that the combined enlarged base of operations and business that the share exchanges would create in the combined company, should create economies of scale and create the opportunity for the combined company to be more successful following the closing than Monaker has as a stand-alone company. Lehrer further determined that the broader business base available to the combined company following the closing, should allow it to utilize improved technology for continued corporate growth and development.

Potential for the Future

Lehrer determined that companies in the alternative lodging rental (“ALR”) space, such as Monaker, need to constantly improve their technology and offerings to grow and maintain market share. The acquisition of HotPlay’s technology should allow Monaker the utilization of a vast new array of advertising/technology potentials, which has the potential to allow Monaker to grow its advertising efforts, reach new customers and ultimately grow its operations and brand.

General

Lehrer provides financial advisory services and is routinely engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate and other purposes. The Monaker board of directors retained Lehrer to render an opinion as to the fairness to Monaker, from a financial point of view, of the consideration to be paid in the share exchanges by Monaker based upon the foregoing qualifications, experience and expertise.

Monaker paid Lehrer a fee of $19,000 for rendering its fairness opinion delivered in connection with the share exchanges and updated for revised structure. The $19,000 opinion fee was not contingent in whole or in part on the success of the share exchanges, or on the results of Lehrer’s evaluation and analysis or upon the conclusions reached in Lehrer’s opinion. Monaker’s board of directors did not limit Lehrer in any way in the investigations he made or the procedures he followed in rendering its opinion.

Lehrer did not provide any services to the Company, or receive any compensation from the Company, prior to its engagement for the fairness opinion.

Kingswood

On June 14, 2020, Monaker entered into a financial advisory letter agreement with Kingswood Capital Markets, division of Benchmark Investments, Inc., which we refer to as Kingswood. Pursuant to the Kingswood letter agreement, Kingswood agreed to provide us general financial advisory services in connection with the proposed acquisitions of HotPlay and a portion of outstanding securities of Axion. Pursuant to the Kingswood letter agreement, we agreed to pay Kingwood $60,000 for its advisory services, including $20,000 upon execution of the agreement, $20,000 thirty days thereafter and $20,000 sixty days after the entry into the letter agreement. We also agreed to reimburse up to $10,000 of Kingwood’s expenses. The letter agreement had a term of three months, and continued thereafter on a month-to-month basis, until terminated by either party with 10 days written notice, and could be terminated by Monaker during the initial three-month term with 30 days prior written notice (or immediately with cause). The agreement contained customary confidentiality and indemnification provisions.

On July 14, 2020, Monaker and Kingswood entered into a first amendment to the letter agreement, which reduced the fee payable to Kingswood to $20,000.

On July 24, 2020, Monaker entered into a Share Purchase Agreement (the “Purchase Agreement”) with an institutional investor for the sale by Monaker of 1,000,000 shares of Monaker’s common stock in a registered direct offering at $2.00 per share. The aggregate gross proceeds for the sale of the shares were $2.0 million, before deducting the placement agent fees and related offering expenses. The closing of the sale of the shares of common stock occurred on July 27, 2020. Kingswood acted as the sole placement agent for Monaker on a “reasonable best efforts” basis, in connection with the offering. Monaker entered into a Placement Agency Agreement, dated as of July 24, 2020, with Kingswood, pursuant to which Monaker paid Kingswood a cash fee of 7% of the gross proceeds paid to Monaker for the sale of the securities ($140,000) and reimbursement of certain out-of-pocket expenses totaling $40,000.

On December 28, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Kingswood and Aegis Capital Corp. (“Aegis”), as representatives of the underwriters name therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 3,080,000 shares of the Company’s common stock, at a public offering price of $2.50 per share. The Offering closed on December 31, 2020.The Company also granted the underwriters a 45-day option to purchase up to an additional 462,000 shares of common stock to cover over-allotments, which was exercised in full on January 13, 2021.

Kingswood and Aegis acted as the book-running managers for the Offering. The shares of common stock sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3. The Company paid the Underwriters a cash fee equal to 6% of the aggregate gross proceeds received by the Company in connection with the Offering, paid the Underwriters a non-accountable expense allowance equal to 1% of the aggregate gross proceeds received by the Company in connection with the Offering, and reimbursed certain expenses of the Underwriters.

The net proceeds to the Company from the Offering (when including the exercise of the over-allotment option), after deducting the underwriting discounts and commissions and Offering expenses, were approximately $8.1 million. The Company has used, and intends to use, the net proceeds from the Offering to accelerate Longroot Thailand’s internet coin offering platform and our NextTrip platform and call center, to repay outstanding debt obligations (certain of which have already been paid, as discussed above), to pay outstanding obligations owed pursuant to prior acquisition agreements, for the potential acquisition of additional ownership interests in Axion and/or Longroot Cayman (of which additional interests have been purchased as described above), for general corporate purposes and working capital.

Interests of the Monaker Directors and Executive Officers in the Share Exchanges

General

In considering the recommendation of the Monaker board of directors with respect to the approval of the share exchange agreements, the share exchanges and issuing shares of Monaker common stock as contemplated by the exchange agreements, and the other matters to be acted upon by the Monaker stockholders at the Special Meeting, the Monaker stockholders should be aware that certain members of the board of directors and executive officers of Monaker have interests in the share exchanges that may be different from, or in addition to, the interests of the Monaker stockholders. These interests relate to or arise from, among other things:

●          severance benefits to which each of Monaker’s executive officers would become entitled in the event of a change of control of Monaker and/or his or her termination of employment within specified periods of time relative to the completion of the HotPlay share exchange, and additional amounts which would be payable to Mr. William Kerby, our Chief Executive Officer and director in guaranty fees, as specified below under “The Share Exchanges—Interests of the Monaker Directors and Executive Officers in the Share Exchanges—Change of Control Payments with Monaker’s Named Executive Officers and Guaranty Agreement”;

●          that William Kerby and Donald P. Monaco, currently directors of Monaker, will serve as two of the three members of the Board of Managers of NextTrip following the HotPlay share exchange, and will therefore have effective control over the pre-closing assets and operations of Monaker, as specified below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171;

●          that the operating agreement of NextTrip provides the Board of Managers of NextTrip the right to request that Monaker spin-off the membership interests of NextTrip held by Monaker to Monaker’s stockholders, see below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171;

●          in certain circumstances the Board of Managers of NextTrip are authorized to issue additional membership interests of NextTrip to managers, officers, management, employees, or consultants of NextTrip (which persons include the current officers and directors of Monaker), in their sole discretion, in consideration for services rendered or to be rendered, see below under “Agreements Related to the HotPlay Share Exchange—NextTrip Group Operating Agreement” on page 171; and

          ●          each of the HotPlay stockholders and their affiliates also agreed to vote for the nomination and appointment of each of Mr. Kerby and Mr. Monaco until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders, as described in greater detail under “Agreements Related to the HotPlay Share Exchange—Director Voting Agreement” on page 173.

The board of directors of Monaker was aware of these potential conflicts of interest (to the extent they existed at the time the board approved the share exchanges) and considered them, among other matters, in reaching their respective decisions to approve the exchange agreements and the share exchanges, and to recommend, as applicable, that the Monaker stockholders approve the proposals to be presented to the Monaker stockholders for consideration at the Special Meeting as contemplated by this proxy statement.

Change of Control Payments with Monaker’s Named Executive Officers and Guaranty Agreement

Named Executive Officer Change of Control Payments

As described in greater detail under “Monaker Executive Officer and Director Compensation—Employment and Compensation Agreements”, beginning on page 188, the employment agreements of Mr. William Kerby, our Chief Executive Officer, Mr. Sirapop “Kent” Taepakdee, our Chief Financial Officer and Mr. Timothy Sikora, our Chief Operating Agreement, include provisions which provide that, if such person’s employment with the Company is terminated within twenty-four months after a Change of Control (descried below)(or in the case of Mr. Kerby’s agreement, within twenty-four months after, or six months prior to, a Change of Control), then Monaker is required to pay such executives a severance payment:

●	As to Mr. Kerby, equal to (i) a lump sum payment in an amount equal to twelve months of his base salary at the then current rate (currently $400,000 per year); (ii) all amounts earned, accrued or owing through the date his employment is terminated but not yet paid; and (iii) continued participation in all employee benefit plans, programs or arrangements available to the Company executives in which he was participating on such date of termination of until the earliest of: (a) twelve months after the date of termination of employment; (b) the date the employment agreement would have expired but for the occurrence of the date of termination; or (c) the date, or dates, Mr. Kerby receives similar coverage under a subsequent employer plan. Such payment is required to be made in a lump sum on or before the date ending on the expiration of three months following the date of termination; and

●	As to Mr. Taepakdee and Mr. Sikora, a severance payment equal to twelve months salary ($200,000 as to Mr. Taepakdee and $200,000 as to Mr. Sikora), plus continued benefits equal to those provided prior to the Change of Control event for a period of six months.

For the purposes of the employment agreements, “Change of Control” (‘Change in Control’ under Mr. Kerby’s agreement) means (a) any entity or person who becomes either individually or, pursuant to an express agreement among all of the members of such group, as part of a “control group” (as such term is used in Section 13(d) of the Exchange Act) the beneficial owner of 50% or more of the Company’s voting securities (other than an employee, officer or stockholder of the Company as of the date of such applicable employment agreement) or (b) there is a liquidation of all or substantially all of the Company's assets or the Company dissolves. We anticipate that the closing of the exchange agreements will constitute a Change of Control under the employment agreements.

It is also grounds for a “Good Reason” termination under each of the employment agreements of our officers if, in the case of Mr. Kerby’s agreement, without his consent, the Company materially reduces his title, duties or responsibilities and in the case of Mr. Taepakdee’s and Mr. Sikora’s employment agreements, there is a significant reduction of their duties, position or responsibilities relative to their duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the executive from such position, duties and responsibilities.

Additionally, in the event Mr. Kerby resigns for Good Reason, we are required to immediately eliminate any and all guarantees which Mr. Kerby has provided on behalf of the Company (which total an aggregate of approximately $2 million as of the date of this proxy statement), and in the event we are unable to eliminate all such guarantees within 30 days, we are required to pay Mr. Kerby $10,000 per month in guaranty fees (compared to $2,000 per month under the current terms of the employment agreement) until such time as such guarantees are eliminated. Finally, in the event Mr. Kerby resigns for Good Reason, Mr. Kerby is due the same severance compensation described above in connection with a Change of Control termination.

In the event Mr. Taepakdee or Mr. Sikora terminates his employment agreement for Good Reason, we are required to pay such applicable executive his salary and other benefits earned or accrued through the date of termination, and continue to pay them two additional months of salary.

Certain employment agreements of other non-executive officers of the Company contain similar provisions as Mr. Taepakdee’s and Mr. Sikora’s agreements discussed above.

There will be no changes to Mr. Kerby’s, Mr. Taepakdee’s or Mr. Sikora’s employment agreements in connection with the closing and it is anticipated that each of such persons will, as part of such assumption, agree to waive any Change of Control or Good Reason termination rights associated with the share exchanges, the Change of Control associated therewith, provided that in the event any such persons refuse to waive such terms, the combined company could owe such persons significant consideration upon a termination of their employment prior to, or subsequent to, the share exchanges.

Aggregate Amounts of Potential Change of Control Compensation

The table below summarizes potential change of control compensation that each Named Executive Officer could be entitled to receive from Monaker if the HotPlay share exchange is completed and if the Named Executive Officer thereafter incurs a termination of employment under certain circumstances, as discussed above. It is currently expected that each of the Named Executive Officer will continue to be employed by Monaker and/or NextTrip following the share exchange, as discussed in greater detail below under “Management Following the HotPlay Share Exchange”, beginning on page 259. As such, it is not anticipated that any such Named Executive Officer will receive any of the severance and benefits described below. Please note that the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described herein. Accordingly, the actual amounts, if any, to be received by such Named Executive Officer may differ in material respects from the amounts set forth below.

For purposes of calculating such potential change of control compensation, Monaker has assumed that the HotPlay share exchange had occurred on January 1, 2021, and have further assumed that the Named Executive Officers will incur a termination of employment on such date that would entitle them to the benefits set forth in the table below, even though it is anticipated that all such Named Executive Officers will continue to serve as employees of the combined company (either directly, or indirectly through NextTrip) following the HotPlay share exchange.

	Change of Control Compensation
	Cash(1)	Other Consideration (2)	COBRA Benefits(3)	Total
William Kerby	$400,000	$100,000	$30,000	$530,000
Sirapop “Kent” Taepakdee	$200,000	$-	$6,660	$206,660
Timothy Sikora	$200,000	$-	$7,929	$207,929

(1)           Amounts in this column represent the lump sum cash severance payment to be paid to each executive upon a termination of employment in connection with a Change of Control (as discussed above).

(2)           Upon a termination of Mr. Kerby’s employment in connection with a Change of Control, in the event we are unable to eliminate all of the guarantees he has in place within 30 days, we are required to pay Mr. Kerby $10,000 per month in guaranty fees (compared to $2,000 per month under the current terms of the employment agreement) until such time as such guarantees are eliminated. The amount of consideration set forth in the table above is based on 10 months of guaranty fees, which is Monaker’s good faith estimate of the amount of time which it anticipates would be required to eliminate all guarantees.

(3)           The amounts in this column are calculated based on (a) the duration of the respective continuation periods, and (b) the monthly premiums that Monaker pays for the medical coverage received by the applicable Named Executive Officer as of the date of this proxy statement.

Management Following the HotPlay Share Exchange

Effective as of the closing of the HotPlay share exchange, (i) the officers of the combined company are expected to include Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive Officer) and (2) Ms. Nithinan Boonyawattanapisut (who will also become a member of the Company’s board of directors, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing as discussed below)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company; and (ii) the combined company’s board directors will be comprised of nine members:

(1)   Mr. J. Todd Bonner (who is the Chairman and a director of HotPlay and the spouse of Ms. Boonyawattanapisut);

 (2)   Ms. Boonyawattanapisut;

 (3)   Mr. Athid Nanthawaroon (who is a director of HotPlay and the Chief Executive Officer and director of Tree Roots); and

(4)	Mr. Komson Kaewkham (who is a Senior Vice President with DTGO Corporation Limited),

who have been designated by Red Anchor and the Axion stockholders, and of whom Mr. Komson Kaewkham is anticipated to be ‘independent’;

(5)   Mr. Donald P. Monaco, the current Chairman of the Company; and

(6)   Mr. Kerby, the current Chief Executive Officer (who will become a Co-Chief Executive Officer following the closing),

who are both current members of the board of directors of Monaker (and were nominated by the board of directors), and of which Mr. Donald P. Monaco will be ‘independent’ under applicable NASDAQ rules; and

(7)   Mr. Simon Orange, a current member of the Board of the Company, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’;

(8)	Mr. Yoshihiro Obata, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’; and
(9)	Ms. Stacey Riddell, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’.

In the above discussion, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The NASDAQ Stock Market, or NASDAQ. The resignations from Monaker’s board of directors of each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, will be effective as of the effective time of the HotPlay share exchange. Biographical information for each of the newly appointed officers of the Company and members of the board of directors of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259.

Change of Control Event Under our 2017 Stock Plan

Under Monaker’s 2017 Equity Compensation Plan, upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the board of directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or
(iii)	in the absence of a prior expression of approval by the board of directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Although Monaker anticipates the HotPlay share exchange and Axion preferred conversion constituting a change of control under the 2017 Plan, there are currently no unvested options or restricted stock awards outstanding and as such, the HotPlay share exchange and Axion preferred conversion will have no effect on securities granted pursuant to the 2017 Plan to date.

Indemnification of Parties to the Share Exchanges

For a description of the indemnification rights afforded to Monaker’s directors and officers under the share exchange agreements, see “HotPlay Exchange Agreement—Indemnification of the Parties” and “HotPlay Exchange Agreement—Indemnification of the Parties” on pages 151 and 151, below.

Limitations of Liability and Indemnification of the Monaker Officers and Directors

Our Articles of Incorporation, as amended, provide that to the fullest extent permitted by the Nevada Revised Statutes, a director or officer of the Company will not be personally liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that such limitation does not eliminate or limit the liability of a director or officer for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 78.300 of the Nevada Revised Statutes, as amended.

Additionally, as authorized by Section 78.751 of the Nevada Revised Statutes, we may indemnify our officers and directors against expenses incurred by such persons in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, involving such persons in their capacities as officers and directors, so long as such persons acted in good faith and in a manner which they reasonably believed to be in our best interests. If the legal proceeding, however, is by or in our right, the director or officer may not be indemnified in respect of any claim, issue or matter as to which he is adjudged to be liable for negligence or misconduct in the performance of his duty to us unless a court determines otherwise.

Under Nevada law, corporations may also purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director or officer (or is serving at our request as a director or officer of another corporation) for any liability asserted against such person and any expenses incurred by him in his capacity as a director or officer. These financial arrangements may include trust funds, self-insurance programs, guarantees and insurance policies.

Additionally, our Bylaws, as amended and restated (“Bylaws”), state that we shall indemnify every (i) present or former director, advisory director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our Bylaws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as a defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

Except as provided above, the Bylaws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys’ fees for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

Neither our Bylaws nor our Articles of Incorporation include any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

As there will be no change to our Articles of Incorporation (other than in connection with the name change and reverse stock split, assuming those items are approved by stockholders at the Special Meeting) as a result of the share exchanges, our former officers and directors will have the same limits on their liability and rights to indemnification after the closing as they have prior to the closing, and all new officers and directors of the combined company will similarly have the limited liability and indemnification rights described above under our governing documents upon their appointment at the time of the closing.

Stock Options

Monaker stock options and other equity awards that are outstanding immediately prior to the effective time of the HotPlay share exchange will remain outstanding and be unaffected by the HotPlay share exchange, provided that there will be an adjustment to the exercise price and the number of shares underlying these options and equity awards to account for a reverse stock split.

Form of the Share Exchanges

The HotPlay exchange agreement provides that at the effective time, HotPlay will be acquired by Monaker and will become a wholly-owned subsidiary of Monaker. Pursuant to the Axion share exchange which closed on November 16, 2020, Monaker acquired a 33.85% ownership interest in Axion, however, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

At or around the time of the HotPlay share exchange, following receipt of shareholder approval, Monaker will be renamed “Nextplay Technologies, Inc.” and expects to trade on The NASDAQ Global Market or The NASDAQ Capital Market under the symbol “NXTP.”

Exchange Consideration and Adjustment

At the effective time of the HotPlay share exchange, 100% of the outstanding ordinary shares of HotPlay immediately prior to the effective time of the HotPlay share exchange will be exchanged for 52,000,000 shares of Monaker common stock in aggregate, subject to adjustment to account for the proposed reverse stock split to be implemented prior to the closing of the HotPlay share exchange as discussed in Proposal No. 4.

Additionally, on the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287) each of the 10,000,000 shares of Series B Preferred Stock issued pursuant to the closing of the Axion exchange agreement on November 16, 2020, will be automatically converted into 7,417,700 shares of Monaker common stock and the 3,828,500 shares of Series C Preferred Stock issued pursuant to the closing of the Axion exchange agreement on November 16, 2020, will be automatically converted into common stock of the Company on a one-for-one basis; and the creditor warrant will, subject to the terms of vesting thereof, be exercisable into 1,914,250 shares of the Company’s common stock. The 52,000,000 shares of common stock issuable to the HotPlay Stockholders and the shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Any holder or former holder of HotPlay capital stock may be subject to withholding under the Code, or under another provision of state, local or foreign tax law. To the extent such amounts are withheld and paid to the appropriate governmental entity, they will be treated as having been paid to the person to whom such amounts would otherwise have been paid.

The HotPlay exchange agreement does not include a price-based termination right, so there will be no adjustment to the total number of shares of Monaker common stock that HotPlay stockholders will be entitled to receive for changes in the market price of Monaker common stock. Similarly, the Series B Shares and Series C Shares do not include any adjustment rights based on the market price of Monaker common stock (or Axion common shares). Accordingly, the market value of the shares of Monaker common stock issued pursuant to the HotPlay share exchange and the Axion preferred conversion will depend on the market value of the shares of Monaker common stock at the time the HotPlay exchange closes (and the Axion preferred conversion occurs), and could vary significantly from the market value on the date of this proxy statement.

Effective Time of the HotPlay Share Exchange and Axion Preferred Conversion

The HotPlay exchange agreement requires the parties to complete the HotPlay share exchange after all of the conditions to the completion of the HotPlay exchange agreement contained in the HotPlay exchange agreement are satisfied or waived, including, among others, the adoption of the HotPlay exchange agreement by the stockholders of Monaker and the approval by Monaker stockholders of the HotPlay exchange agreement and the issuance of Monaker common stock in connection therewith, and the amendment to Monaker’s Articles of Incorporation affecting the proposed name change and reverse stock split. The HotPlay exchange agreement will become effective upon the filing of Articles of Exchange with the Secretary of State of the State of Nevada or at such later time as is agreed by Monaker, HotPlay and the HotPlay stockholders, and the Axion creditors and specified in the Articles of Exchange. Neither Monaker, HotPlay or the HotPlay stockholders, can predict the exact timing of the completion of the HotPlay exchange agreement.

On the later of (a) the fifth business day after the approval by Monaker’s stockholders of the Axion share issuance proposal; (b) the business day that the Company has affected a reverse stock split of its outstanding common stock subsequent to the approval by Monaker’s stockholders of the Axion share issuance proposal, to the extent such reverse stock split is deemed necessary by a majority in interest of the holders of the Series B Preferred Stock and Series C Preferred Stock; (c) the date that NASDAQ has approved the continued listing of the Company’s common stock on NASDAQ following the closing; and (d) the closing:

(a)	The 10,000,000 outstanding shares of Series B Preferred Stock automatically convert into 7,417,700 shares of the Company’s common stock;

(b)	The 3,828,500 outstanding shares of Series C Preferred Stock automatically convert into common stock on a one-for-one basis; and

(c)	The creditor warrants vest on the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the creditor warrants will terminate.

The shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Regulatory Approvals

Monaker must comply with applicable federal and state securities laws and the rules and regulations of The NASDAQ Stock Market in connection with the issuance of shares of Monaker common stock upon the closing of the HotPlay exchange agreement and in connection with the Axion preferred conversion, and the filing of this proxy statement with the SEC, and, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

Appraisal Rights

Holders of Monaker common stock are not entitled to appraisal rights in connection with the share exchanges, the Axion preferred conversion, or any of the other proposals described herein.

Expenses, Fees and Costs

All fees and expenses incurred by the Company or HotPlay in connection with the HotPlay share exchange transaction will be paid by the party incurring those fees or expenses, whether or not the HotPlay share exchange transaction is complete.

Tax Treatment of the Share Exchanges

Since Monaker stockholders will continue to own and hold their existing shares of Monaker common stock following the HotPlay share exchange, we anticipate that the HotPlay share exchange (and the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares upon the closing of the HotPlay exchange agreement in accordance with their terms) generally will not result in U.S. federal income tax consequences to Monaker stockholders.

However, tax matters are very complicated and the tax consequences to a particular Monaker stockholder will depend on such stockholder’s circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the HotPlay share exchange and the proposed reverse stock split to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

NASDAQ Stock Market Listing

Monaker common stock is currently listed on The NASDAQ Capital Market under the symbol “MKGI.” Monaker has agreed to use commercially reasonable efforts to obtain approval for listing on The NASDAQ Capital Market of the shares of Monaker common stock that HotPlay stockholders will be entitled to receive pursuant to the HotPlay share exchange. HotPlay agreed to use its commercially reasonable efforts to provide the information required for an initial listing application pursuant to NASDAQ Stock Market Rule 5110 and to fully cooperate and participate in preparing such application and obtaining such listing.

Monaker has filed an initial listing application with The NASDAQ Capital Market pursuant to NASDAQ Stock Market’s “change of control” rules in connection with the HotPlay exchange agreement. If such application is accepted, which acceptance is a required condition to closing the HotPlay exchange agreement, Monaker anticipates that its common stock will be listed on The NASDAQ Capital Market following the closing of the HotPlay share exchange under the trading symbol “NXTP.”

Anticipated Accounting Treatment

Monaker currently expects to treat the HotPlay share exchange as a purchase by HotPlay of Monaker under GAAP. Under the purchase method of accounting, the assets and liabilities of Monaker will be recorded, as of the completion of the HotPlay share exchange, at their respective fair values, in the financial statements of HotPlay. The financial statements of HotPlay issued after the completion of the HotPlay share exchange will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Monaker.

As of November 30, 2020, the Company has accounted for its 33.85% interest in Axion as an investment in affiliate, valued at the aggregate liquidation preference of the Series B Convertible Preferred Stock issued in consideration for such shares of Axion, as ownership of such Axion shares have not yet been formally transferred to the Company. In the event the ownership of the Axion shares (or voting and economic rights thereto) are successfully transferred to the Company, the Company’s ownership of Axion will be accounted for under the equity method accounting, with such interests marked to market at the end of each fiscal quarter.

THE HOTPLAY EXCHANGE AGREEMENT

General

The following is a summary of the material terms of the HotPlay exchange agreement. A copy of the HotPlay exchange agreement is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. The HotPlay exchange agreement has been attached to this proxy statement to provide you with information regarding its terms. It is not intended to provide any other factual information about Monaker, HotPlay or the HotPlay stockholders. The following description does not purport to be complete and is qualified in its entirety by reference to the HotPlay exchange agreement. You should refer to the full text of the HotPlay exchange agreement for details of the HotPlay share exchange and the terms and conditions of the HotPlay exchange agreement.

The HotPlay exchange agreement contains representations and warranties that Monaker, HotPlay and the HotPlay stockholders have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the HotPlay exchange agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties in connection with signing the HotPlay exchange agreement. While Monaker, HotPlay and the HotPlay stockholders do not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached HotPlay exchange agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about Monaker, HotPlay or the HotPlay stockholders, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between Monaker, HotPlay and the HotPlay stockholders and are modified by the disclosure schedules.

While Monaker and HotPlay believe that this description covers the material terms of the HotPlay exchange agreement, it may not contain all of the information that is important to you. You should read carefully this entire proxy statement for a more complete understanding of the HotPlay share exchange and the HotPlay exchange agreement attached as Annex A and the other documents to which you are referred herein. See the section entitled “Where You Can Find More Information” beginning on page 295.

Structure

Subject to the terms and conditions of the HotPlay share exchange, and in accordance with Nevada law, the HotPlay stockholders — Red Anchor, T&B Media Global (Thailand) Company Limited, Tree Roots, and Dees Supreme Company Limited, each agreed to exchange, under the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 52,000,000 shares of the Company’s common stock.

Completion and Effectiveness of the HotPlay Share Exchange

The HotPlay share exchange will be completed as promptly as practicable after all of the conditions to completion of the HotPlay share exchange are satisfied or waived, including the approval of the stockholders of Monaker. Monaker, HotPlay and the HotPlay stockholders are working to complete the HotPlay share exchange as quickly as practicable and expect that the HotPlay share exchange will be completed during the second quarter of calendar 2021. However, Monaker, HotPlay and the HotPlay stockholders cannot predict the exact timing of the completion of the HotPlay share exchange because it is subject to various conditions.

Exchange Consideration

At the effective time of the HotPlay share exchange, each outstanding share of common stock of HotPlay will be exchanged into that number of shares of Monaker common stock as equals 52,000,000 shares of Monaker Common Stock, divided by the number of shares of HotPlay outstanding on the closing date, subject to adjustment to account for the proposed reverse stock split to be implemented prior to the closing of the HotPlay share exchange as discussed in Proposal No. 4.

The HotPlay exchange agreement does not include a price-based termination right, so there will be no adjustment to the total number of shares of Monaker common stock that HotPlay stockholders will be entitled to receive for changes in the market price of Monaker common stock. Accordingly, the market value of the shares of Monaker common stock issued pursuant to the HotPlay share exchange will depend on the market value of the shares of Monaker common stock at the time the HotPlay share exchange closes, and could vary significantly from the market value on the date of this proxy statement.

The following table summarizes the number of shares of Monaker common stock that would be issued as a result of the closing and the Axion preferred conversion based on the current number of shares of Monaker common stock outstanding, and assuming that no additional shares of Monaker common stock are issued prior to the closing. The below table does not take into account the effects of the proposed Monaker reverse stock split discussed under Proposal 4 beginning on page 197. The below is provided for information purposes only and the number of shares of Monaker common stock outstanding at closing, and the actual percentages at closing may be materially different than as set forth below based on the actual number of shares of Monaker common stock outstanding at the closing and/or other convertible securities of Monaker issued prior to the closing:

Post-Closing Outstanding and Voting Shares*
Monaker Outstanding (1)	18,765,839	22.9%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	9.0%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.7%
Issuable to the HotPlay stockholders	52,000,000	63.4%
Total Outstanding Post-Closing	82,012,039	100.0%

Post-Closing Capitalization*(2)
Monaker Outstanding (1)	18,765,839	22.4%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.8%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.6%
Issuable to the HotPlay stockholders	52,000,000	62.0%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Total Post-Closing Capitalization	83,926,289	100.0%

Post-Closing Fully-Diluted Shares*(3)
Monaker Outstanding (1)	18,765,839	22.1%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.7%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.5%
Issuable to the HotPlay stockholders	52,000,000	61.1%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Issuable upon exercise of outstanding Monaker warrants other than the creditor warrants	1,131,671	1.3%
Total Post-Closing Fully-Diluted Shares	85,057,960	100.0%

* Without taking into account the proposed reverse stock split. Percentages may not total due to rounding.

(1) Based on the current outstanding shares of common stock of Monaker.

(2) Includes shares issuable upon exercise of the creditor warrants (which are subject to vesting), but not any of Monaker’s other outstanding warrants.

(3) Does not include shares issuable in lieu of cash payments due pursuant to the Longroot, Inc. acquisition completed in November 2020 (of which up to 150,000 shares may be issued at the option of the seller of Longroot, Inc.).

Monaker Common Stock, Warrants and Options

Each share of Monaker common stock issued and outstanding at the time of the HotPlay share exchange will remain issued and outstanding and those shares will be unaffected by the HotPlay share exchange. Monaker warrants and stock options and other equity awards that are outstanding immediately prior to the effective time of the HotPlay share exchange will also remain outstanding and be unaffected by the HotPlay share exchange, provided that there will be an adjustment to the exercise price and number of shares underlying these options, warrants and equity awards to account for the proposed reverse stock split. As of the closing of the HotPlay share exchange, current Monaker stockholders are expected to own approximately 22.9% of the combined company immediately after the completion of the HotPlay share exchange and Axion preferred conversion (without taking into account any shares issuable upon exercise or conversion of outstanding convertible securities, including the creditor warrants), based on Monaker’s currently outstanding shares of common stock.

Fractional Shares

No fractional shares of Monaker common stock will be issuable pursuant to the HotPlay share exchange to HotPlay stockholders. Instead, each HotPlay stockholder who would otherwise be entitled to receive a fraction of a share of Monaker common stock, after aggregating all fractional shares of Monaker common stock issuable to such stockholder, will be entitled to receive one additional whole share of Monaker common stock.

Representations and Warranties

The HotPlay share exchange contains customary representations and warranties made by Monaker, HotPlay and the HotPlay stockholders, as well as other facts pertinent to the HotPlay share exchange. The representations, warranties, and covenants of each party set forth in the HotPlay exchange agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the HotPlay exchange agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the HotPlay exchange agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will only survive the consummation of the HotPlay share exchange as specifically set forth therein and (ii) were made only as of the date of the HotPlay exchange agreement or such other date as is specified in the HotPlay exchange agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the HotPlay exchange agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The HotPlay exchange agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, HotPlay, HotPlay Thailand, their respective affiliates or their respective businesses, the HotPlay exchange agreement, and the HotPlay share exchange agreement that is contained in this proxy statement.

Pursuant to the HotPlay exchange agreement, the HotPlay stockholders made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things:

(a)	the authorization, performance and enforceability of the agreement;

(b)           ownership of the HotPlay shares;

(c)           that there is no pending or threatened actions preventing the transactions contemplated by the agreement from being completed;

(d)           that there are no brokers or finders’ fees payable;

(e)           representations regarding their investment intent and financial status sufficient for the Company to claim an exemption from registration for the issuance of the HotPlay shares;

(f)           that they have complied with all insider trading rules;

(g)           relating to releases which they agreed to provide at closing relating to claims associated with HotPlay and HotPlay Thailand;

(h)           the accuracy of information which will be provided in connection with the Company’s planned proxy statement; and

(i)           their ownership of HotPlay Thailand.

Pursuant to the HotPlay exchange agreement, HotPlay made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things:

(a)	the authorization, performance and enforceability of the agreement;

(b)           HotPlay and HotPlay Thailand being in good standing;

(c)           the planned ownership of HotPlay Thailand;

(d)           HotPlay’s and HotPlay Thailand’s organizational documents, capitalization, and compliance with laws;

(e)           HotPlay and HotPlay Thailand’s material agreements, financial statements, tax returns, internal controls, labor matters, title to assets, intellectual property, environmental laws, transactions with affiliates, liabilities, compliance with law, and insurance;

(f)           that there is no pending or threatened actions preventing the transactions contemplated by the agreement from being completed;

(g)           that no brokers or finders’ fees are required to be paid in connection with the transaction; and

(h)           the accuracy of information to be provided in connection with the Company’s planned proxy statement.

Under the HotPlay exchange agreement, we made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things:

(a)           the authorization, performance, and enforceability of the agreement;

(b)           the Company being in good standing;

(c)           our organizational documents, capitalization, and compliance with laws;

(d)           our material agreements, SEC filings, stock listing, tax returns, internal controls, labor matters, title to assets, intellectual property, environmental laws, transactions with affiliates, liabilities, compliance with law, and insurance;

(e)           that there is no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; and

(f)           that no brokers or finders’ fees are required to be paid in connection with the transaction.

Covenants; Conduct of Business Pending the Closing

Pursuant to the HotPlay share exchange agreement, until the earlier of the (a) the termination of the HotPlay exchange agreement; and (b) the closing, the Company and HotPlay (both for itself and HotPlay Thailand) have agreed to only operate in the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), except as otherwise agreed between the parties, or in the schedules to the HotPlay exchange agreement, including:

(a)       except as required by applicable law, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)       enter into any partnership arrangements, joint development agreements or strategic alliances, other than in the ordinary course of business;

(c)       increase the compensation or fringe benefits of, or pay any bonuses or special awards to, any present or former director, officer, stockholder or employee of Monaker or HotPlay or HotPlay Thailand (except for increases in salary or wages in the ordinary course of business) or increase any fees to any independent contractors; (ii) grant any severance or termination pay to any present or former director, officer or employee of Monaker or HotPlay or HotPlay Thailand; (iii) enter into, amend or terminate any employment contract, independent contractor agreement or collective bargaining agreement, written or oral; or (iv) establish, adopt, enter into, amend or terminate any bonus, profit sharing, incentive, severance, or other plan, agreement, program, policy, trust, fund or other arrangement that would be an employee benefit plan if it were in existence as of the date of the HotPlay exchange agreement, except as required by applicable law;

(d)       except as contemplated by the HotPlay exchange agreement, approved by Red Anchor, or pursuant to agreements in place at the time of the HotPlay exchange agreement is entered into, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HotPlay Thailand, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HotPlay Thailand, or enter into other contracts or commitments of any character obligating it to issue any such shares of capital stock of Monaker or HotPlay or HotPlay Thailand or securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HotPlay Thailand, except that Monaker is authorized to issue securities under its stock plans;

(e)       cause, permit or propose any amendments to any Monaker or HotPlay or HotPlay Thailand organizational documents;

(f)        acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, joint venture, association, business trust or other business enterprise or entity, or otherwise acquire or agree to acquire any assets other than in the ordinary course of business;

(g)       adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

(h)       except as required by applicable law, adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee other than in the ordinary course of business, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its officers;

(i)        except in the ordinary course of business, modify, amend or terminate any contract to which Monaker or HotPlay or HotPlay Thailand is a party, or waive, delay the exercise of, release or assign any rights or claims thereunder;

(j)        sell, lease, license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of its properties or assets, except in the ordinary course of business;

(k)       (i) incur any indebtedness or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Monaker or HotPlay or HotPlay Thailand, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for endorsements and guarantees for collection, short-term borrowings and lease obligations, in each case incurred in the ordinary course of business; or (ii) make any loans, advances or capital contributions to, or investment in, any other person, other than to Monaker or HotPlay or HotPlay Thailand;

(l)        pay, discharge or satisfy any claims (including claims of stockholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of liabilities or obligations in the ordinary course of business or in accordance with their terms as in effect on the date hereof, or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing license, contract or other document, other than in the ordinary course of business;

(m)       change any financial reporting or accounting principle, methods or practices used by it unless otherwise required by applicable law or GAAP;

(n)       settle or compromise any litigation (whether or not commenced prior to the date of the HotPlay share exchange);

(o)       (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of capital stock of Monaker or HotPlay or HotPlay Thailand or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(p)       enter into any transaction with any of its directors, officers, stockholders, or other affiliates;

(q)       make any capital expenditure in excess of $100,000, which shall exclude any acquisitions or legal matters;

(r)        (i) grant any license or sublicense of any rights under or with respect to any intellectual property; (ii) dispose of or let lapse and intellectual property, or any application for the foregoing, or any license, permit or authorization to use any intellectual property; or (iii) amend, terminate any other contract, license or permit to which Monaker or HotPlay or HotPlay Thailand is a party;

(s)       make, or permit to be made, without the prior written consent of the other party any material tax election which would affect Monaker or HotPlay or HotPlay Thailand; or

(t)        commit to or otherwise take any of the actions described above.

No Solicitation

The exchange agreement contains provisions prohibiting Monaker and HotPlay from seeking a competing transaction, subject to specified exceptions described below. Under these “no solicitation” provisions, neither Monaker nor any representative of Monaker will, directly or indirectly:

(i)               solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any competing transaction proposal (described below) from any person other than HotPlay, Axion, the stockholders of Axion, the Axion creditors, or the HotPlay stockholders or take any action that could reasonably be expected to lead to a competing transaction proposal;

(ii)             furnish any information regarding Monaker to any third party in connection with or in response to a competing transaction proposal or an inquiry or indication of interest;

(iii)           engage in or continue any discussions or negotiations with any third party with respect to any competing transaction proposal;

(iv)            approve, endorse or recommend any competing transaction proposal; or

(v)             enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any competing transaction proposal.

“Competing transaction proposal” means any bona fide proposal or offer (whether or not in writing) from a third party (other than Monaker, HotPlay, Axion, the stockholders of Axion, the Axion creditors, or the HotPlay stockholders or any of their respective subsidiaries) with respect to any of the following (other than the Axion share exchange and the other transactions contemplated thereby): (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving Monaker or any of Monaker’s subsidiaries; (ii) any sale, lease, exchange, transfer or other disposition of 15% or more of the consolidated assets of Monaker or any of Monaker’s subsidiaries; (iii) any issuance, sale or other disposition of 15% or more of the total outstanding voting power of Monaker or any of Monaker’s subsidiaries; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any person (or the stockholders of any person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the total outstanding voting power of Monaker or any of Monaker’s subsidiaries; or (v) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the HotPlay share exchange.

At any time prior to the approval of the HotPlay exchange agreement by Monaker’s stockholders, the board of directors of Monaker may withhold, amend, withdraw or modify its recommendation that Monaker stockholders approve the HotPlay exchange agreement in a manner adverse to the HotPlay stockholders if, but only if the board of directors of Monaker determines in good faith, based on such matters as it deems relevant following consultation with its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would result in a breach of its fiduciary duties under applicable law; provided, that Red Anchor receives written notice from Monaker confirming that the board of directors of Monaker has determined to change its recommendation at least two (2) business days in advance of the board recommendation being withdrawn, withheld, amended or modified in a manner adverse to Monaker. In any instance where the board of directors of Monaker exercises such right, the HotPlay stockholders have the option to terminate the HotPlay exchange agreement.

The termination of the HotPlay exchange agreement may have an adverse effect on Monaker. See “Termination of the HotPlay Share Exchange”, below.

Disclosure Documents

As promptly as practicable following the HotPlay Thailand acquisition (defined and discussed below under “HotPlay Requirement to Complete HotPlay Thailand Acquisition”), Monaker, HotPlay and the HotPlay stockholders agreed to prepare and Monaker agreed to file this proxy statement with the SEC, promptly after the financial statements of HotPlay (and where applicable HotPlay Thailand) had been provided to Monaker by HotPlay, which conform to the requirements of Regulation S-X (for filing in this proxy statement).

Pursuant to the HotPlay exchange agreement, Monaker agreed to use commercially reasonable best efforts to cause this proxy statement to comply with the applicable rules and regulations promulgated by the SEC and NASDAQ, to respond promptly to any comments of the SEC or NASDAQ or their respective staff and to clear comments, if any, on this proxy statement as promptly as practicable after it is filed with the SEC. Monaker also agreed to use commercially reasonable efforts to cause this proxy statement to be mailed to the stockholders of Monaker as promptly as practicable after the date such proxy statement clears comments with the SEC. Additionally, if at any time prior to the closing date any event shall occur that should be set forth in an amendment of or a supplement to this proxy statement, Monaker is required to prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Monaker also agreed to use commercially reasonable efforts to cause this proxy statement to clear comments with the SEC.

Each of HotPlay and the HotPlay stockholders agreed that none of the information supplied or to be supplied by such parties to Monaker for inclusion in this proxy statement or any amendment or supplement hereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Each of HotPlay and the HotPlay stockholders, individually, agreed to reasonably cooperate with Monaker and promptly provide, and require their representatives, advisors, accountants and attorneys to promptly provide, Monaker and its representatives, advisors, accountants and attorneys, with all such information regarding such party as is required by law to be included in this proxy statement or reasonably requested from Monaker to be included in this proxy statement. HotPlay and Red Anchor and their representatives were also required to be given a reasonable opportunity to be involved in the drafting of this proxy statement and any amendment or supplement hereto and any such correspondence prior to its filing with the SEC. Following the date this proxy statement has cleared comments from the SEC, Monaker is required to use its commercially reasonable best efforts to file any amendments or supplements to the proxy statement required by applicable law.

Meeting of Monaker’s Stockholders

          Monaker is obligated under the HotPlay exchange agreement to call, give notice of, convene and hold a meeting of its stockholders for the purposes of voting on the HotPlay share exchange and the issuance of shares of Monaker common stock pursuant to the HotPlay exchange agreement and to amend its Articles of Incorporation to affect the name change and reverse stock split. The Monaker stockholders’ meeting will be held as promptly as practicable after the date that the definitive proxy statement is filed with the SEC. If on the scheduled date of the Special Meeting, Monaker has not obtained the requisite approval of its stockholders, Monaker will have the right to adjourn or postpone the stockholder meeting to a later date or dates, such later date or dates not to exceed 30 days from the original date that the stockholder meeting was scheduled.

Regulatory Approvals

Neither Monaker nor HotPlay is required to make any filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to complete the HotPlay share exchange. In the United States, Monaker must comply with applicable federal and state securities laws and The NASDAQ Stock Market rules and regulations in connection with the issuance of shares of Monaker’s common stock in the HotPlay share exchange and the filing with the SEC of this proxy statement.

Indemnification of the Parties

Pursuant to the HotPlay share exchange, Monaker agreed to indemnify and hold harmless HotPlay and its affiliates and their respective managers, directors, officers, stockholders and representatives, from and against any all costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement, referred to as “damages”, arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by Monaker in the HotPlay exchange agreement or any other agreement entered into in connection therewith or in any certificate delivered by Monaker pursuant to the HotPlay exchange agreement; or (ii) any breach (or alleged breach) by Monaker of any covenant or obligation of Monaker in the HotPlay exchange agreement or any other agreement entered into in connection therewith required to be performed by Monaker on or prior to the closing date or by Monaker after the closing date.

Additionally, HotPlay and the HotPlay stockholders, severally and not jointly, are required to indemnify and hold harmless Monaker and its affiliates and their respective managers, directors, officers, stockholders and representatives, from and against any all damages arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by HotPlay or the HotPlay stockholders in the HotPlay exchange agreement or any other agreement entered into in connection therewith or in any certificate delivered by HotPlay or the HotPlay stockholders pursuant to the HotPlay exchange agreement; or (ii) any breach (or alleged breach) by HotPlay or the HotPlay stockholders of any covenant or obligation of HotPlay or the HotPlay stockholders in the HotPlay exchange agreement or any other agreement entered into in connection therewith required to be performed by HotPlay or the HotPlay stockholder on or prior to the closing date or by HotPlay or the HotPlay stockholders after the closing date.

HotPlay and Axion Related Parties Relationships

Cern One is wholly-owned by Ms. Nithinan Boonyawattanapisut (who will become a Co-Chief Executive Officer and a member of the Company’s board of directors following the closing, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner). Mr. J. Todd Bonner is a member of the Board of Directors of Axion, the Chairman and a director of HotPlay, and will become a member of the Board of Directors following the closing. Additionally, Cern One owned 2.4% of Axion prior to the Axion exchange agreement.

Red Anchor is 30.5% and 28.8% owned by Ms. Boonyawattanapisut and Mr. J. Todd Bonner, who are lawfully married, respectively.

Yoshihiro Obata, who is anticipated to become a member of the Board of Directors of the Company following the closing, is an independent Director of Axion.

Prior to HotPlay acquiring 90.57% of the voting and 95% of its economic and liquidation rights, HotPlay Thailand’s ownership was as follows:

On January 8, 2021, HotPlay entered into a Note Purchase Agreement with Tree Roots, pursuant to which Tree Roots agreed to loan HotPlay $12 million which is expected to be received prior to the closing of the HotPlay exchange agreement. The loan is evidenced by a $12 million promissory note, which will bear interest at the rate of 5% per annum (18% per annum upon the occurrence of an event of default). The HotPlay Stockholders currently contemplate that such loan will be forgiven upon closing.

Additional Agreements

Each of HotPlay and Monaker also agreed to, among other things:

•	afford the other party, its accountants, counsel and other representatives, reasonable access, during normal business hours, to its properties, books, records, and personnel, at any time prior to the closing, in order to enable each party to obtain all information concerning the business, assets, and properties, results of operations and personnel of the other party as each party may reasonably request;

•	take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by the HotPlay exchange agreement (including, without limitation, furnishing all information required in connection with approvals of or filings with any governmental authority, and prompt resolution of any litigation prompted thereby), and to promptly cooperate with, and furnish information to, the other parties to the extent necessary in connection with any such requirements imposed upon any of them in connection with the consummation of the transactions contemplated by the HotPlay exchange agreement;

•	provide prompt notice of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a) any representation or warranty contained in the HotPlay exchange agreement to be untrue or inaccurate at the closing, such that the closing conditions in the HotPlay exchange agreement, would not be satisfied or fulfilled as a result thereof; or (b) any material failure of any of HotPlay, the HotPlay stockholders or Monaker, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the HotPlay exchange agreement; and

•	supplement their respective disclosure schedules prior to the closing by delivery to the other parties, at least five days before the closing date. To the extent that the existence of any new material information in an updated disclosure statement would have a material adverse effect on the disclosing party, the non-disclosing party has the right (a) to terminate the HotPlay exchange agreement, within five days after receipt of the updated disclosure supplement, but prior to the closing, or (b) to consummate the transactions contemplated thereby.

Additionally, HotPlay agreed to deliver to Monaker its full disclosure schedules (which had not been delivered as of the date of the parties’ entry into the HotPlay exchange agreement) within ten days of the date of such agreement, which schedules were delivered. Monaker had five days to object to any disclosures in the HotPlay disclosure schedules, and if Monaker objected to any such disclosure schedules, the parties had 20 days to resolve the matters, otherwise, Monaker had the right to terminate the HotPlay exchange agreement, provided that Monaker had no objections to such HotPlay disclosure schedules.

HotPlay Requirement to Provide Funding Advances

HotPlay agreed, under the terms of the HotPlay exchange agreement, to loan us $1,000,000 on or before August 31, 2020 (provided that Monaker waived such delay in providing such initial $1,000,000 advance) to loan us an additional $1,000,000 (each a “subsequent loan”, and such loans, the “HotPlay loans”), on September 30, 2020, and on the 15th day of each calendar month thereafter (each a “required lending date”), through the date of closing of the HotPlay exchange agreement. The advances are to be evidenced by convertible promissory notes (“HotPlay convertible notes”) in the amount of each advance. Subsequently, Monaker verbally agreed to waive the requirement that HotPlay continue to loan funds pursuant to the HotPlay exchange agreement prior to closing, and Monaker does not currently anticipate receiving any further loans from HotPlay, prior to closing, except for the $3 million previously loaned.

The HotPlay convertible notes each have an interest rate of 1% per annum, contain standard and customary events of default, and representations of Monaker and HotPlay, and include a blocker which prevents such convertible notes from being converted into more than that number of shares of common stock of Monaker which would violate applicable NASDAQ Capital Market listing rules, in the event Monaker’s stockholders did not approve such issuance, provided that we do not currently anticipate the blocker having any effect.

The HotPlay convertible notes are automatically forgiven by HotPlay in the event the HotPlay exchange agreement is terminated:

(a)           by written agreement of the parties thereto;

(b)           by HotPlay (and its stockholders) if the closing has not occurred on or before the required date set forth in the HotPlay exchange agreement (currently April 30, 2021, provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing);

(c)           by Monaker if:

(i)           HotPlay has not completed the acquisition of (A) 49% of the Class A shares of capital stock of HotPlay Thailand; and (B) (x) not less than 90% of the voting, and (y) 95% of the economic and liquidation rights associated with, HotPlay Thailand through a preferred share structure by November 15, 2020 (which acquisition was timely completed);

(ii)           the Axion share exchange has been terminated prior to closing (which transaction has already closed); or

(iii)           the closing has not occurred on or prior to April 30, 2021 (or May 31, 2021, subject to the requirements disclosed above), unless the failure of the closing to have occurred is attributable to a failure on the part of Monaker;

(d)       by Monaker if HotPlay (x) is not able to obtain audited and interim financial statements in the form required by the SEC, or (y) does not supply all of the information required in order for Monaker to file this proxy statement to seek approval of among other things, the HotPlay exchange agreement, by November 15, 2020 (which failure to provide such information by such date was verbally waived by Monaker);

(e)           by Monaker, if there is a material adverse effect on HotPlay or any schedule delivered by HotPlay is found to be materially misleading or conflict with any prior written or oral statement delivered to Monaker; or

(f)           by Monaker if any representations or warranties made by HotPlay or its stockholders in the HotPlay exchange agreement are found to be materially inaccurate or any covenants are breached.

Alternately, if the HotPlay exchange agreement is terminated:

(a)           by HotPlay or its principal stockholder (as applicable) because a governmental authority of competent jurisdiction issues a final non-appealable order, or takes any other action having the effect of, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the HotPlay exchange agreement (a “government action”);

(b)           by HotPlay if any event occurs that makes it impossible to satisfy a condition precedent to the HotPlay exchange agreement;

(c)           by HotPlay if there is a material adverse effect on Monaker; or

(d)           by HotPlay if any representations or warranties made by Monaker in the HotPlay exchange agreement are found to be materially inaccurate or any covenant of Monaker is breached; or by Monaker in connection with a government action or any event shall occur that shall have made it impossible to satisfy a condition precedent to the HotPlay exchange agreement (including, but not limited to any termination of the Axion exchange agreement)(except as discussed above in connection with events which result in the automatic forgiveness of the HotPlay convertible notes), then the then outstanding principal amount of the HotPlay convertible notes together with all accrued and unpaid interest thereon, automatically convert into fully paid and nonassessable shares of Monaker’s common stock at $2.00 per share (as equitably adjusted for any stock split or dividend).

In the event the transactions contemplated by the HotPlay share exchange close, it is anticipated that the HotPlay convertible notes will be forgiven as an intracompany loan.

If Monaker fails to deliver the shares due upon conversion of the HotPlay convertible notes within five business days, or Monaker enters into a voluntary or involuntary bankruptcy proceeding, then HotPlay can declare the entire amount of the notes due and payable (provided the notes are automatically due upon the occurrence of certain bankruptcy events), and such notes will thereafter accrue interest at the rate of 18% per annum until paid in full.

As described below under “Agreements Related to the HotPlay Share Exchange—HotPlay Convertible Notes”, beginning on page 173, on September 1, 2020, September 18, 2020, September 30, 2020, on and around November 2, 2020, on November 24, 2020, on December 11, 2020, on December 30, 2020 and January 6, 2021, HotPlay advanced Monaker $300,000, $700,000, $1,000,000, $400,000, $100,000, $350,000, $100,000 and $50,000, respectively, under the terms of the HotPlay exchange agreement.

HotPlay Requirement to Complete HotPlay Thailand Acquisition

The HotPlay exchange agreement also included representations of the parties confirming that due to legislation in Thailand that restricts foreign investment, the lawful acquisition of the outstanding shares of HotPlay Thailand, which is conditioned upon the grant of a Foreign Business Certificate by the Ministry of Commerce of Thailand (MOC), that the grant of a permit issued by the MOC which allows non-Thai nationals to lawfully acquire at least fifty percent (50%) or more of the capital stock of any business ventures that operate in industries deemed restricted from foreign investment according to Thai legislation (a “foreign business certificate”), which is subject to the discretion of the MOC officials who review the application, and that the bureaucratic process to obtain the foreign business certificate requires approximately nine to twelve months. Accordingly, until a foreign business certificate may be issued to HotPlay Thailand and HotPlay may be lawfully allowed to acquire ninety-nine and eight-tenths percent (99.8%) of the HotPlay Thailand shares (which is the maximum amount allowed to be acquired under applicable law), the parties agreed that:

HotPlay would, prior to November 15, 2020 (which acquisition by such date has been timely completed), (i) acquire 49% of the issued and outstanding shares of Class A stock of HotPlay Thailand; and (ii) amend HotPlay Thailand’s organizational documents, and, together with HotPlay Thailand the HotPlay stockholders, take such other necessary transactions (including where necessary, designating preferred stock), with the result that after such transactions, HotPlay will hold (i) not less than 90% of the voting, and (ii) 95% of the economic and liquidation rights, associated with HotPlay Thailand through a preferred share structure (the “HotPlay preference interest”), and will therefore effectively ‘control’ HotPlay Thailand (the “HotPlay Thailand acquisition”). As of the date of this proxy statement, the HotPlay preference interest has been acquired by HotPlay.

Finally, HotPlay and the HotPlay stockholders agreed to take such actions which are necessary for HotPlay Thailand to file an application to the Board of Investment of Thailand for the grant of certain benefits or privileges, such as tax incentives and/or majority foreign ownership, granted by the Board of Investment of Thailand to businesses that wish to operate in certain industries which the Thai government intends to promote and to allow for the MOC to approve Monaker’s indirect acquisition, through the HotPlay share exchange of ninety-nine and eight-tenths percent (99.8%) foreign ownership of HotPlay Thailand.

NASDAQ Stock Market Listing

Monaker’s common stock currently is listed on The NASDAQ Capital Market under the symbol “MKGI.” Pursuant to the HotPlay share exchange, Monaker agreed to use its commercially reasonable efforts to cause the shares of Monaker common stock being issued in the HotPlay share exchange to be approved for listing on The NASDAQ Capital Market at or prior to the effective time of the HotPlay share exchange.

Additionally, because The NASDAQ Capital Market has determined that the HotPlay share exchange  will constitute, a “back-door listing”/“reverse merger”, the parties agreed to cooperate in good faith to ensure that the combined company (and its common stock) re-qualifies for initial listing on The NASDAQ Capital Market, pursuant to the applicable guidance and requirements of The NASDAQ Capital Market as of the closing. In connection therewith, Monaker has filed an initial listing application with NASDAQ. If such application is accepted, Monaker anticipates that its common stock will continue to be listed on The NASDAQ Capital Market following the closing of the HotPlay share exchange under the trading symbol “NXTP.”

Directors and Officers of Monaker Following the HotPlay Share Exchange

Effective as of the closing of the HotPlay share exchange, (i) the officers of the combined company are expected to include Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive Officer) and (2) Ms. Nithinan Boonyawattanapisut (who will also become a member of the Company’s board of directors, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing as discussed below)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company; and (ii) the combined company’s board directors will be comprised of nine members:

(1)	Mr. J. Todd Bonner (who is the Chairman and a director of HotPlay and the spouse of Ms. Boonyawattanapisut);
(2)	Ms. Boonyawattanapisut;
(3)	Mr. Athid Nanthawaroon (who is a director of HotPlay and the Chief Executive Officer and director of Tree Roots); and
(4)	Mr. Komson Kaewkham (who is a Senior Vice President with DTGO Corporation Limited),

who have been designated by Red Anchor and the Axion stockholders, and of whom Mr. Komson Kaewkham is anticipated to be ‘independent’;

(5)	Mr. Donald P. Monaco, the current Chairman of the Company; and
(6)	Mr. Kerby, the current Chief Executive Officer (who will become a Co-Chief Executive Officer following the closing),

who are both current members of the board of directors of Monaker (and were nominated by the board of directors), and of which Mr. Donald P. Monaco will be ‘independent’ under applicable NASDAQ rules; and

(7)	Mr. Simon Orange, a current member of the Board of the Company, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’;
(8)	Mr. Yoshihiro Obata, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’; and
(9)	Ms. Stacey Riddell, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’.

In the above discussion, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The NASDAQ Stock Market, or NASDAQ. The resignations from Monaker’s board of directors of each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, will be effective as of the effective time of the HotPlay share exchange. Biographical information for each of the newly appointed officers of the Company and members of the board of directors of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259.

Conditions to Completion of the HotPlay Share Exchange

The respective obligations of Monaker, HotPlay and the HotPlay stockholder to complete the HotPlay share exchange and the other transactions contemplated by the HotPlay exchange agreement are subject to the satisfaction or waiver of various conditions that include, in addition to other customary closing conditions, the following:

(a)           on the closing date, no, (i) action shall be pending or threatened before any governmental authority wherein an order or charge would (a) prevent consummation of any of the transactions contemplated by the HotPlay exchange agreement or (B) cause any of the transactions contemplated by the HotPlay exchange agreement to be rescinded following consummation; (ii) any law or order which would have any of the foregoing effects shall have been enacted or promulgated by any governmental authority; or (iii) there is no consummation of all required definitive instruments and agreements, including, but not limited to, the HotPlay exchange agreement and applicable SEC filings in forms reasonably acceptable to Monaker and HotPlay;

(b)           HotPlay must have cash of at least $15 million (less any funds previously advanced to the Company) at the time of closing;

(c)           HotPlay must have made all of the required HotPlay loans (to the extent required);

(d)           at or prior to the closing, the current operations of the Company must be transferred to a newly-formed, wholly-owned subsidiary (NextTrip)(with an operating agreement governing such entity which is subject to mutual approval of both the Company and HotPlay;

(e)           at closing, the Company’s board of directors shall be comprised of nine members, four of which shall be nominated by Red Anchor, and two by the current Board of Directors of Monaker, of which one of the four members nominated by Red Anchor shall be independent and one of the two of such members nominated by the current Board of Directors are required to be independent and Red Anchor and Monaker shall mutually agree on a seventh, eighth and ninth director who each shall be independent, unless otherwise agreed by the parties;

(f)           at the closing (or around such closing date), the Company is required to change its name to “Nextplay Technologies, Inc.”, or such other name as is mutually agreed to by the Company and Red Anchor;

(g)           in the event that the Nasdaq Capital Market requires that the Company re-qualify for initial listing on the NASDAQ Capital Market, which we have been advised is the case, the Company is required to re-meet such initial listing requirements of the NASDAQ Capital Market at the time of closing;

(h)           the Company is required to have held a stockholders meeting and the stockholders are required to have approved the issuance of shares of common stock to the HotPlay stockholders, the Monaker name change amendment and reverse split amendment (to the extent deemed necessary by the board of directors); and

(i)           the Company is required to have received the consents and approvals of certain counterparties to agreements and securities of the Company outstanding, or otherwise agreeing to terms to amend such agreements and/or securities.

The obligations of HotPlay and the HotPlay stockholders to complete the HotPlay share exchange is also subject to the satisfaction or waiver of the following conditions:

(a)       The representations and warranties of Monaker set forth in the HotPlay exchange agreement are required to be true and correct in all material respects as of the closing date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “material adverse effect,” in which case such representations and warranties shall be true and correct in all respects at the closing date;

(b)             Monaker shall have performed and complied with all of its covenants under the HotPlay exchange agreement in all material respects through the closing;

(c)              No action, suit, or proceeding shall be pending or, to the knowledge of Monaker, threatened before any governmental authority wherein an order or charge would (i) affect adversely the right of the HotPlay stockholders to own the shares of Monaker to be issued at closing; or (ii) affect adversely the right of Monaker to own its assets or to operate its business (and no such order or charge shall be in effect), nor shall any law or order which would have any of the foregoing effects have been enacted or promulgated by any governmental authority;

(d)             No event, change or development shall exist or shall have occurred since February 29, 2020, that has had or is reasonably likely to have a material adverse effect on Monaker;

(e)              All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Monaker for the authorization, execution and delivery of the HotPlay exchange agreement and the consummation by it of the transactions contemplated by the HotPlay exchange agreement, shall have been obtained and made by Monaker and Monaker shall have delivered proof of same to HotPlay and Red Anchor;

(f)       Monaker shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the closing date;

(g)       Monaker shall have maintained its status as a company whose common stock is quoted on The NASDAQ Capital Market, and no reason shall exist as to why such status shall not continue immediately following the closing;

(h)       Trading in Monaker’s common stock shall not have been suspended by the SEC or any regulatory body at any time since the date of execution of the HotPlay exchange agreement;

(i)               Monaker shall have obtained the eligibility of its common stock for clearance and settlement through the depository trust company (DTC) and no reason shall exist as to why such DTC eligibility shall not continue immediately following the closing;

(j)       Monaker shall have delivered to HotPlay and Red Anchor a certificate, dated the closing date, executed by an officer of Monaker, certifying the satisfaction of the conditions specified in (a) through (i) above;

(k)       Monaker shall have delivered to HotPlay and Red Anchor a certificate duly executed by the Secretary of Monaker and dated as of the closing date, as to the resolutions as adopted by Monaker’s board of directors, in a form reasonably acceptable to HotPlay, approving the HotPlay exchange agreement and the other transaction documents to which it is a party and the transactions contemplated thereby;

(l)       Monaker shall have delivered to HotPlay and Red Anchor the resignations of the current directors and officers of Monaker, except for up to three remaining Monaker directors; and

(m)       All actions to be taken by Monaker in connection with the consummation of the transactions contemplated by the HotPlay exchange agreement and all certificates, opinions, instruments and other documents required to affect the transactions contemplated thereby shall be reasonably satisfactory in form and substance to HotPlay and the HotPlay stockholders.

The obligations of Monaker to complete the HotPlay share exchange is also subject to the satisfaction or waiver of the following conditions:

(a)              The representations and warranties of HotPlay and the HotPlay stockholders set forth in the HotPlay exchange agreement shall be true and correct in all material respects as of the closing date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “material adverse effect,” in which case such representations and warranties shall be true and correct in all respects at the closing date;

(b)             HotPlay and the HotPlay stockholders shall have performed and complied with all of their covenants under the HotPlay exchange agreement in all material respects through the closing date;

(c)              No action, suit, or proceeding shall be pending or, to the knowledge of Monaker, threatened before any governmental authority wherein an order or charge would (i) affect adversely the right of the HotPlay stockholders to own the Monaker common stock; or (ii) affect adversely the right of HotPlay to own its assets or to operate its business (and no such order or charge shall be in effect), nor shall any law or order which would have any of the foregoing effects have been enacted or promulgated by any governmental authority;

(d)             No event, change or development shall exist or shall have occurred since HotPlay’s most recent fiscal year-end that has had or is reasonably likely to have a material adverse effect on HotPlay;

(e)              All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by HotPlay for the authorization, execution and delivery of the HotPlay exchange agreement and the consummation by it of the transactions contemplated by the HotPlay exchange agreement, shall have been obtained and made by HotPlay and HotPlay shall have delivered proof of same to Monaker;

(f)       All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by HotPlay for the authorization, execution and delivery of the HotPlay exchange agreement and the consummation by it of the transactions contemplated by the HotPlay exchange agreement, shall have been obtained and made by HotPlay and HotPlay shall have delivered proof of same to Monaker;

(g)       HotPlay shall have delivered to Monaker a certificate, dated the closing date, executed by an officer of HotPlay, certifying the satisfaction of the conditions specified in (a) through (f), above, relating to HotPlay;

(h)       The HotPlay stockholders shall have delivered to Monaker a certificate, dated the closing date, executed by the HotPlay stockholders, certifying the satisfaction of the conditions specified in (a) and (b) above relating to the HotPlay stockholders;

(i)       Each of the HotPlay stockholders shall have delivered Monaker a signed certification confirming their status as an ‘accredited investor’ and confirmation of their stock registration information;

(j)       Each of the management and directors of Monaker shall have entered into an indemnification agreement with Monaker providing for indemnification rights in reasonable form to such management and directors;

(k)       HotPlay shall have delivered to Monaker a certificate duly executed by the Secretary of HotPlay and dated as of the closing date, as to the resolutions as adopted by HotPlay’s board of directors, in a form reasonably acceptable to Monaker, approving the HotPlay exchange agreement and the related agreements to which it is a party and the transactions contemplated thereby;

(l)       All actions to be taken by HotPlay and the HotPlay stockholders in connection with the consummation of the transactions contemplated by the HotPlay exchange agreement and all payments, certificates, opinions, instruments, and other documents required to affect the transactions contemplated thereby shall be reasonably satisfactory in form and substance to Monaker; and

(m)       HotPlay shall have acquired (i) 49% of the Class A interest of HotPlay Thailand; and (ii) the HotPlay preference interest and shall have provided reasonable confirmation of the same to Monaker, and shall hold such voting and economic interest in HotPlay Thailand as of the closing, which shall not be subject to any options to purchase, rights to acquire, or any other encumbrances or other rights of repurchase or transfer, which acquisition has occurred to date.

Termination of the HotPlay Share Exchange

The HotPlay exchange agreement may be terminated at any time before the closing of the HotPlay share exchange, whether before or after the required stockholder approvals to complete the HotPlay share exchange has been obtained, as set forth below:

(a)           by the written agreement of the parties;

(b)           by HotPlay and Red Anchor if the closing has not occurred on or prior to April 30, 2021 (provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing), unless the failure of the closing to have occurred is attributable to a failure on the part of HotPlay or the HotPlay stockholders to perform any material obligation to be performed by HotPlay or the HotPlay stockholders pursuant to the HotPlay exchange agreement at or prior to the closing;

(c)           by the Company if the closing has not occurred on or prior to April 30, 2021 (subject to extension to May 31, 2021, as discussed above), unless such failure is due to the actions or inactions of the Company;

(d)           by either party if a court has issued a final non-appealable order, or taken any other action which would prevent the closing of the HotPlay exchange agreement;

(e)           by any party if any event has occurred that makes it impossible to satisfy a condition precedent to the terminating party’s obligations under the agreement (through no fault of such terminating party);

(f)           by HotPlay or the Principal Stockholder if an event occurs which has a material adverse effect on the Company (or which could have a material event on the Company);

(g)           by the Company if, (i) if an event occurs which has a material adverse effect on HotPlay (or which could), or (ii) if an issue exists with one of HotPlay’s disclosure schedules, which cannot be remedied in connection with the terms of the HotPlay share exchange;

(h)           by HotPlay if any of the Company’s representations and warranties made in the HotPlay exchange agreement are materially inaccurate, and aren’t cured within five business days after notice thereof has been provided, or any of the Company’s covenants are beached and such breach would result in the closing being unable to occur; or

(i)           by us if any of HotPlay’s or the HotPlay stockholders’ representations and warranties made in the agreement are materially inaccurate, and aren’t cured within five business days after notice thereof has been provided, or any of their covenants are beached, which breach prevents the closing from occurring.

Upon termination of the HotPlay exchange agreement, the agreement becomes void and of no force and effect, except that the indemnification obligations therein survive the closing.

Depending on the reason for, and the party terminating, the HotPlay share exchange, the HotPlay convertible notes will either convert into shares of our common stock at the rate of $2.00 per share, or will be forgiven. See “HotPlay Requirement to Provide Funding Advances”, above, beginning on page 153.

Amendment

The HotPlay exchange agreement may be amended by an instrument in writing signed on behalf of each of Monaker, HotPlay and the HotPlay stockholders at any time, except that after the HotPlay share exchange has been adopted by the stockholders of Monaker, no amendment which by law requires further approval by the stockholders of Monaker may be made without such further approval.

Expenses

The HotPlay exchange agreement provides that all fees and expenses incurred in connection with the HotPlay share exchange and the transactions contemplated by the HotPlay share exchange shall be paid by the party incurring such expenses.

Governing Law

The HotPlay exchange agreement is governed by and will be construed in accordance with the laws of the State of Florida, without regard to any applicable conflicts of law principles.

Specific Performance

Each of the parties to the HotPlay exchange agreement is entitled to an injunction or injunctions to prevent breaches or threatened breaches of the HotPlay exchange agreement or to enforce specifically the performance of the terms and provisions thereof, in addition to any other remedy to which they are entitled at law or in equity.

THE AXION EXCHANGE AGREEMENT

General

The following is a summary of the material terms of the Axion exchange agreement. A copy of the Axion exchange agreement is attached as Annex B to this proxy statement and is incorporated by reference into this proxy statement. The Axion exchange agreement has been attached to this proxy statement to provide you with information regarding its terms. It is not intended to provide any other factual information about Monaker, Axion or the Axion stockholders or Axion creditors. The following description does not purport to be complete and is qualified in its entirety by reference to the Axion exchange agreement. You should refer to the full text of the Axion exchange agreement for details of the Axion share exchange and the terms and conditions of the Axion exchange agreement.

The Axion exchange agreement contains representations and warranties that Monaker, Axion and the Axion stockholders and Axion creditors have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the Axion exchange agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties in connection with signing the Axion exchange agreement. While Monaker, Axion and the Axion stockholders and Axion creditors do not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Axion exchange agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about Monaker, Axion, the Axion stockholders or Axion creditors, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between Monaker, Axion, the Axion stockholders or Axion creditors and are modified by the disclosure schedules.

While Monaker, the Axion stockholders and Axion creditors believe that this description covers the material terms of the Axion exchange agreement, it may not contain all of the information that is important to you. You should read carefully this entire proxy statement for a more complete understanding of the Axion share exchange and the Axion exchange agreement, a copy of which Axion exchange agreement is attached as Annex B, a copy of which amended and restated certificate of designation of the Series B Preferred Stock is attached as Annex C, a copy of which certificate of designation of the Series C Preferred Stock is attached as Annex D, and a copy of which creditor warrants are attached as Annex E, to this proxy statement. You should also review the other documents to which you are referred herein. See the section entitled “Where You Can Find More Information” beginning on page 295.

Structure

Subject to the terms and conditions of the Axion share exchange, and in accordance with Nevada law, (a) the Axion stockholders — Uniq Ventures, Cern One, CC Asia Pacific Ventures Ltd., and Michael Bonner, an individual (the “Principal Axion stockholder”), on November 16, 2020, the closing date of the Axion exchange agreement, exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of Series B Preferred (discussed and described below “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), which are automatically convertible into 7,417,700 common shares of the Company upon the occurrence of certain events, including the closing of the HotPlay exchange agreement (the “Series B Shares”); and Red Anchor (also party to the HotPlay exchange agreement), Cern One, Nithinan Boonyawattanapisut, an individual, and J. Todd Bonner, an individual (collectively, the Axion creditors), exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors (Axion debt), with the Company, in exchange for 3,828,500 shares of Series C Preferred Stock (discussed and described below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288), which are automatically convertible into common shares of the Company upon the occurrence of certain events on a one-for-one basis(the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and Cern One was granted warrants to purchase 1,914,250 shares of common stock (with such number of shares of common stock equal to approximately the aggregate Axion debt divided by four) with an exercise price of $2.00 per share (the “creditor warrants” and such shares of common stock issuable upon exercise of the creditor warrants, the “creditor warrant shares”)(as adjusted for the proposed reverse stock split). The creditor warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The creditor warrants vest on the later of (a) the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288), and the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the creditor warrants will terminate (as applicable, the “Vesting Date”). The shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

Completion and Effectiveness of the Axion Share Exchange

The Axion share exchange closed on November 16, 2020. However, the issuance of the shares of common stock of Monaker upon conversion of the Series B Shares and Series C Shares, and upon exercise of the creditor warrants, is subject to the approval of the Company’s stockholders at the Special Meeting. Separately, although not required, the Company is seeking ratification of the terms of the Axion share exchange agreement pursuant to Proposal 2.

Additionally, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred.

Exchange Consideration

At the November 16, 2020 closing of the Axion share exchange, the Axion creditors were issued 10,000,000 shares of Series B Preferred Stock, the Axion debtors were issued 3,828,500 shares of Series C Preferred Stock and Cern One was granted the creditor warrants.

Preferred Stock

The 10,000,000 Series B Preferred Stock (discussed and described below “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), are automatically convertible into 7,417,700 common shares of the Company upon the occurrence of certain events, including the closing of the HotPlay exchange agreement; and the 3,828,500 shares of Series C Preferred Stock (discussed and described below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288), are automatically convertible into common shares of the Company upon the occurrence of certain events on a one-for-one basis, and the creditor warrants provide Cern One the right to purchase 1,914,250 shares of common stock (with such number of shares of common stock equal to approximately the aggregate Axion debt divided by four) with an exercise price of $2.00 per share (as adjusted for the proposed reverse stock split). The shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

The Axion exchange agreement and the Series B Shares and Series C Shares do not include a price-based termination right, so there will be no adjustment to the total number of shares of Monaker common stock that Axion stockholders and Axion creditors will be entitled to receive for changes in the market price of Monaker common stock. Accordingly, the market value of the shares of Monaker common stock issued pursuant to the Axion preferred conversion will depend on the market value of the shares of Monaker common stock at the time of the Axion preferred conversion, and could vary significantly from the market value on the date of this proxy statement.

Creditor Warrants

The Axion creditor warrants granted to Cern One allow for the exercise of such warrants for 1,914,250 shares of common stock (with such number of shares of common stock equal to approximately the aggregate Axion debt divided by four) and have an exercise price of $2.00 per share (each as adjusted for the proposed reverse stock split). The creditor warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The creditor warrants vest on the later of (a) the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), and the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the creditor warrants will terminate (as applicable, the “Vesting Date”).

Example Calculations

The following table summarizes the number of shares of Monaker common stock that would be issued as a result of the closing and the Axion preferred conversion based on the current number of shares of Monaker common stock outstanding, and assuming that no additional shares of Monaker common stock are issued prior to the closing. The below table does not take into account the effects of the proposed Monaker reverse stock split discussed under Proposal 4 beginning on page 197. The below is provided for information purposes only and the number of shares of Monaker common stock outstanding at closing, and the actual percentages at closing may be materially different than as set forth below based on the actual number of shares of Monaker common stock outstanding at the closing and/or other convertible securities of Monaker issued prior to the closing:

Post-Closing Outstanding and Voting Shares*
Monaker Outstanding (1)	18,765,839	22.9%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	9.0%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.7%
Issuable to the HotPlay stockholders	52,000,000	63.4%
Total Outstanding Post-Closing	82,012,039	100.0%

Post-Closing Capitalization*(2)
Monaker Outstanding (1)	18,765,839	22.4%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.8%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.6%
Issuable to the HotPlay stockholders	52,000,000	62.0%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Total Post-Closing Capitalization	83,926,289	100.0%

Post-Closing Fully-Diluted Shares*(3)
Monaker Outstanding (1)	18,765,839	22.1%
Issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	8.7%
Issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	4.5%
Issuable to the HotPlay stockholders	52,000,000	61.1%
Issuable upon exercise of the creditor warrants	1,914,250	2.3%
Issuable upon exercise of outstanding Monaker warrants other than the creditor warrants	1,131,671	1.3%
Total Post-Closing Fully-Diluted Shares	85,057,960	100.0%

* Without taking into account the proposed reverse stock split. Percentages may not total due to rounding.

(1) Based on the current outstanding shares of common stock of Monaker.

(2) Includes shares issuable upon exercise of the creditor warrants (which are subject to vesting), but not any of Monaker’s other outstanding warrants.

(3) Does not include shares issuable in lieu of cash payments due pursuant to the Longroot, Inc. acquisition completed in November 2020 (of which up to 150,000 shares may be issued at the option of the seller of Longroot, Inc.).

Monaker Stock, Warrants and Options

Each share of Monaker common stock issued and outstanding at the time of the Axion preferred conversion will remain issued and outstanding and those shares will be unaffected by the Axion preferred conversion. Monaker warrants and stock options and other equity awards that are outstanding immediately prior to the effective time of the Axion preferred conversion will also remain outstanding and be unaffected by the Axion preferred conversion, provided that there will be an adjustment to the exercise price and number of shares underlying these options, warrants and equity awards to account for the proposed reverse stock split. Upon the Axion preferred conversion, current Monaker stockholders are expected to own approximately 22.9% of the combined company immediately after the completion of the HotPlay share exchange and Axion preferred conversion (without taking into account any shares issuable upon exercise or conversion of outstanding convertible securities, except the creditor warrants), based on the current number of shares of Monaker common stock outstanding.

Fractional Shares

No fractional shares of Monaker common stock will be issuable pursuant to the Axion preferred conversion. Instead, each Axion stockholder or Axion creditor who would otherwise be entitled to receive a fraction of a share of Monaker common stock, after aggregating all fractional shares of Monaker common stock issuable to such stockholder, will be entitled to receive one additional whole share of Monaker common stock.

Representations and Warranties

The Axion share exchange contains customary representations and warranties made by Monaker, Axion, the Axion stockholders and Axion creditors, as well as other facts pertinent to the Axion share exchange. The representations, warranties, and covenants of each party set forth in the Axion exchange agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Axion exchange agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Axion exchange agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will only survive the consummation of the Axion share exchange as specifically set forth therein and (ii) were made only as of the date of the Axion exchange agreement or such other date as is specified in the Axion exchange agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Axion exchange agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Axion exchange agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Axion, the Axion stockholders and Axion creditors, their respective affiliates or their respective businesses, HotPlay, HotPlay Thailand, the HotPlay exchange agreement, and the HotPlay share exchange that is contained in this proxy statement.

Pursuant to the Axion exchange agreement, the Axion stockholders made certain representations and warranties relating to, among other things:

(a)           the authorization, performance, and enforceability of the agreement;

(b)           ownership of the Axion shares;

(c)           that there was no pending or threatened actions preventing the transactions contemplated by the agreement from being completed;

(d)           that no brokers or finders’ fees are payable in connection with the transaction;

(e)           representations regarding their investment intent and financial status sufficient for the Company to claim an exemption from registration for the issuance of the shares of Monaker common stock to the Axion stockholders;

(f)           that they have complied with all insider trading rules;

(g)           the accuracy of information provided in connection with this proxy statement; and

(h)           their ownership of Axion.

Pursuant to the Axion exchange agreement, the Axion creditors made certain representations and warranties relating to, among other things:

(a)       the authorization, performance, and enforceability of the agreement;

(b)             the validity of the Axion debt;

(c)              that there were no conflicts preventing the transactions contemplated by the Axion exchange agreement from closing;

(d)             that no brokers’ or finders’ fees are required to be paid in connection with the transaction;

(e)              the accuracy of information provided in connection with the Company’s planned proxy statement; and

(f)           representations regarding their investment intent and financial status sufficient for the Company to claim an exemption from registration for the issuance of the shares of common stock of Monaker to the Axion creditors and the grant of the creditor warrants.

Pursuant to the Axion exchange agreement, we made certain representations and warranties relating to, among other things:

(a)           the authorization, performance, and enforceability of the agreement;

(b)           the Company being in good standing;

(c)           our organizational documents, capitalization, and compliance with laws;

(d)           our material agreements, SEC filings, stock listing, tax returns, internal controls, labor matters, title to assets, intellectual property, environmental laws, transactions with affiliates, liabilities, compliance with law, and insurance;

(e)           that there was no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; and

(f)           that no brokers’ or finders’ fees are required to be paid in connection with the transaction.

Disclosure Documents

As promptly as practicable after the closing date of the Axion exchange agreement, Monaker, the Axion creditors and Axion stockholders agreed to prepare and Monaker agreed to file this proxy statement with the SEC, promptly after the financial statements of Axion (to the extent required) had been provided to Monaker by the Axion stockholders and Axion creditors, which conform to the requirements of Regulation S-X (for filing in this proxy statement).

Pursuant to the Axion exchange agreement, Monaker agreed to use commercially reasonable best efforts to cause this proxy statement to comply with the applicable rules and regulations promulgated by the SEC and NASDAQ, to respond promptly to any comments of the SEC or NASDAQ or their respective staff and to clear comments, if any, on this proxy statement as promptly as practicable after it is filed with the SEC. Monaker also agreed to use commercially reasonable efforts to cause this proxy statement to be mailed to the stockholders of Monaker as promptly as practicable after the date such proxy statement clears comments with the SEC. Additionally, if at any time prior to the closing date any event shall occur that should be set forth in an amendment of or a supplement to this proxy statement, Monaker is required to prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Monaker also agreed to use commercially reasonable efforts to cause this proxy statement to clear comments with the SEC.

Each of the Axion creditors and the Axion stockholders agreed that none of the information supplied or to be supplied by such parties to Monaker for inclusion in this proxy statement or any amendment or supplement hereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Each of the Axion creditors and the Axion stockholders, individually, agreed to reasonably cooperate with Monaker and promptly provide, and require their representatives, advisors, accountants and attorneys to promptly provide, Monaker and its representatives, advisors, accountants and attorneys, with all such information regarding such party as is required by law to be included in this proxy statement or reasonably requested from Monaker to be included in this proxy statement. The Axion creditors and their representatives were also required to be given a reasonable opportunity to be involved in the drafting of this proxy statement and any amendment or supplement hereto and any such correspondence prior to its filing with the SEC. Following the date this proxy statement has cleared comments from the SEC, Monaker is required to use its commercially reasonable best efforts to file any amendments or supplements to the proxy statement required by applicable law.

Meeting of Monaker’s Stockholders

          Monaker is obligated under the Axion exchange agreement to call, give notice of, convene and hold a meeting of its stockholders for the purposes of voting on the issuance of shares of Monaker common stock upon the conversion of the Series B Shares and Series C Shares, and upon exercise of the creditor warrants. The Monaker stockholders’ meeting will be held as promptly as practicable after the date that the definitive proxy statement is filed with the SEC. If on the scheduled date of the Special Meeting, Monaker has not obtained the requisite approval of its stockholders, Monaker will have the right to adjourn or postpone the stockholder meeting to a later date or dates, such later date or dates not to exceed 30 days from the original date that the stockholder meeting was scheduled.

Regulatory Approvals

Neither Monaker nor Axion was required to make any filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to complete the Axion share exchange, except that, although the Axion share exchange closed on November 16, 2020, the Company has yet to formally complete the transfer of the ownership of the Axion shares into its name, and the Company may choose to not formally complete such transfer, but to instead obtain the contractual rights to vote and receive the economic rights to such shares, until such time as such shares can be formally transferred. In the United States, Monaker must comply with applicable federal and state securities laws and The NASDAQ Stock Market rules and regulations in connection with the issuance of shares of Monaker’s common stock upon the conversion of the Series B Shares and Series C Shares, and upon exercise of the creditor warrants and the filing with the SEC of this proxy statement.

Indemnification of the Parties

Pursuant to the Axion share exchange, Monaker agreed to indemnify and hold harmless the Axion stockholders and Axion creditors and their affiliates and their respective managers, directors, officers, stockholders and representatives, from and against any all costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement, referred to as “damages”, arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by Monaker in the Axion exchange agreement or any other agreement entered into in connection therewith or in any certificate delivered by Monaker pursuant to the Axion exchange agreement; or (ii) any breach (or alleged breach) by Monaker of any covenant or obligation of Monaker in the Axion exchange agreement or any other agreement entered into in connection therewith required to be performed by Monaker on or prior to the closing date or by Monaker after the closing date.

Additionally, the Axion stockholders and Axion creditors, severally and not jointly, are required to indemnify and hold harmless Monaker and its affiliates and their respective managers, directors, officers, stockholders and representatives, from and against any all damages arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by the Axion stockholders and Axion creditors in the Axion exchange agreement or any other agreement entered into in connection therewith or in any certificate delivered by the Axion stockholders or Axion creditors pursuant to the Axion exchange agreement; or (ii) any breach (or alleged breach) by the Axion stockholders or Axion creditors of any covenant or obligation of the Axion stockholders or Axion creditors in the Axion exchange agreement or any other agreement entered into in connection therewith required to be performed by the Axion stockholders or Axion creditors on or prior to the closing date or by the Axion stockholders or Axion creditors after the closing date.

Amendment

The Axion exchange agreement may be amended by an instrument in writing signed on behalf of each of Monaker, Axion creditors and Axion stockholders at any time, except that after the Axion share exchange has been ratified by the stockholders of Monaker, no amendment which by law requires further approval by the stockholders of Monaker may be made without such further approval.

Expenses

The Axion exchange agreement provides that all fees and expenses incurred in connection with the Axion share exchange and the transactions contemplated by the Axion share exchange shall be paid by the party incurring such expenses.

Governing Law

The Axion exchange agreement is governed by and will be construed in accordance with the laws of the State of Florida, without regard to any applicable conflicts of law principles.

Specific Performance

Each of the parties to the Axion exchange agreement is entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Axion exchange agreement or to enforce specifically the performance of the terms and provisions thereof, in addition to any other remedy to which they are entitled at law or in equity.

AGREEMENTS RELATED TO THE HOTPLAY SHARE EXCHANGE

HotPlay Convertible Notes

On September 1, 2020, September 18, 2020, September 30, 2020, on or around November 2, 2020, on November 24, 2020, December 11, 2020, on December 30, 2020 and on January 6, 2021, HotPlay advanced Monaker $300,000, $700,000, $1,000,000, $400,000, $100,000, $350,000, $100,000 and $50,000, respectively, under the terms of the HotPlay exchange agreement. The advances were evidenced by convertible promissory notes (“HotPlay convertible notes”) in the amount of each advance, and an effective date as of the date of each advance.

The advances, and the entry into the HotPlay convertible notes, were required conditions to the HotPlay exchange agreement, pursuant to which HotPlay was required to loan us $1,000,000 on or before August 31, 2020 (provided that Monaker waived such delay in providing such initial $1,000,000 of HotPlay advances) and is required to loan us an additional $1,000,000 (each a “subsequent loan”, and such loans, the “HotPlay loans”), on September 30, 2020, and on the 15th day of each calendar month thereafter (each a “required lending date”), through the date of closing of the HotPlay exchange agreement (provided that Monaker has waived any delay in timely providing such amounts to date). Subsequently, Monaker verbally agreed to waive the requirement that HotPlay continue to loan funds pursuant to the HotPlay exchange agreement prior to closing, and Monaker does not currently anticipate receiving any further loans from HotPlay, prior to closing, except for the $3 million previously loaned.

The HotPlay convertible notes each have an interest rate of 1% per annum, contain standard and customary events of default, and representations of Monaker and HotPlay, and include a blocker which prevents such convertible notes from being converted into more than that number of shares of common stock of Monaker which would violate applicable NASDAQ Capital Market listing rules, in the event Monaker’s stockholders did not approve such issuance, provided that we do not currently anticipate the blocker having any effect.

The HotPlay convertible notes are automatically forgiven by HotPlay in the event the HotPlay exchange agreement is terminated:

(a)           by written agreement of the parties thereto;

(b)           by HotPlay (and its stockholders) if the closing has not occurred on or prior to the required date set forth in the HotPlay exchange agreement (currently April 30, 2021 (provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed this definitive proxy statement with the SEC, has called the Special Meeting and is continuing to work in good faith to complete the closing));

(c)           by Monaker if:

(i)           HotPlay has not completed the acquisition of (A) 49% of the Class A shares of capital stock of HotPlay Thailand; and (B) (x) not less than 90% of the voting, and (y) 95% of the economic and liquidation rights associated with, HotPlay Thailand through a preferred share structure by November 15, 2020 (which acquisition has been completed to date);

(ii)           the Axion share exchange has been terminated prior to closing (which transaction has already closed); or

(iii)           the closing has not occurred on or prior to April 30, 2021 (subject to extension to May 31, 2021, as described above), unless the failure of the closing to have occurred is attributable to a failure on the part of Monaker;

(d)       by Monaker if HotPlay (x) is not able to obtain audited and interim financial statements in the form required by the SEC, or (y) does not supply all of the information required in order for Monaker to file this proxy statement to seek approval of among other things, the HotPlay exchange agreement, by November 15, 2020 (which failure to provide such information by such date was waived by Monaker);

(e)           by Monaker, if there is a material adverse effect on HotPlay or any schedule delivered by HotPlay is found to be materially misleading or conflict with any prior written or oral statement delivered to Monaker; or

(f)           by Monaker if any representations or warranties made by HotPlay or its stockholders in the HotPlay exchange agreement are found to be materially inaccurate or any covenants are breached.

Alternately, if the HotPlay exchange agreement is terminated:

(a)           by HotPlay or its principal stockholder (as applicable) because a governmental authority of competent jurisdiction issues a final non-appealable order, or takes any other action having the effect of, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the HotPlay exchange agreement (a “government action”);

(b)           by HotPlay if any event occurs that makes it impossible to satisfy a condition precedent to the HotPlay exchange agreement;

(c)           by HotPlay if there is a material adverse effect on Monaker; or

(d)           by HotPlay if any representations or warranties made by Monaker in the HotPlay exchange agreement are found to be materially inaccurate or any covenant of Monaker is breached; or by Monaker in connection with a government action or any event shall occur that shall have made it impossible to satisfy a condition precedent to the HotPlay exchange agreement (including, but not limited to any termination of the Axion exchange agreement)(except as discussed above in connection with events which result in the automatic forgiveness of the HotPlay convertible notes), then the then outstanding principal amount of the HotPlay convertible notes together with all accrued and unpaid interest thereon, automatically convert into fully paid and nonassessable shares of Monaker’s common stock at $2.00 per share (as equitably adjusted for any stock split or dividend).

Notwithstanding the above, the maximum number of shares of Monaker common stock to be issued in connection with the conversion of the HotPlay convertible notes (and upon conversion or exercise of any other securities required to be aggregated with the conversion of the HotPlay convertible notes pursuant to the rules of NASDAQ), shall not exceed such number of shares of common stock that would violate applicable listing rules of the NASDAQ Capital Market in the event the Company’s stockholders did not approve the issuance of the common stock.

In the event the transactions contemplated by the HotPlay share exchange close, it is anticipated that the HotPlay convertible notes will be forgiven as an intracompany loan.

In the event that Monaker fails to deliver the shares due upon a conversion of the HotPlay convertible notes within five business days, or Monaker enters into a voluntary or involuntary bankruptcy proceeding, then HotPlay can declare the entire amount of the notes due and payable (provided the notes are automatically due upon the occurrence of certain bankruptcy events), and such notes will thereafter accrue interest at the rate of 18% per annum until paid in full.

Subsidiary Formation and Funding Agreement

Effective on January 11, 2021, Monaker, NextTrip Group, LLC, a newly formed Florida limited liability, which is wholly-owned by Monaker (“NextTrip”), HotPlay, and the HotPlay stockholders, entered into a Subsidiary Formation and Funding Agreement (the “Formation and Funding Agreement”).

The entry into the Formation and Funding Agreement was a required condition to closing the HotPlay exchange agreement, which required that Monaker transfer all of its pre-existing operations into a newly formed, wholly-owned subsidiary and that Monaker execute an agreement acceptable in form to Monaker and Red Anchor (as principal HotPlay stockholder) providing for the operations of NextTrip, including governance and funding requirements associated therewith.

According to the Formation and Funding Agreement, Monaker agreed, prior to the closing date, to transfer all of the assets, operations, material agreements, employees, and goodwill of Monaker relating to travel operations and business (collectively, the “travel operations”) to NextTrip to insulate the travel operations from the remainder of Monaker’s post-closing operations and allow for Monaker’s pre-closing management to continue to manage the travel operations post-closing pursuant to the terms of the NextTrip operating agreement (defined below). The Formation and Funding Agreement also provides for all North American payroll for Monaker’s travel operations to be paid through, and run by, NextTrip.

The Formation and Funding Agreement also requires Monaker (which at that time will have acquired 100% ownership of HotPlay), to transfer, within five (5) business days of the closing, no less than $5.8 million (less pre-closing advances (defined below)) of the cash held on the books of HotPlay at the time of closing to NextTrip (the “initial advance”). The initial advance will be available for use by NextTrip to retire debt of NextTrip (and/or debt of Monaker), fund operations, further develop the travel operations, and for such other purposes which are approved by the Board of Managers of NextTrip. “Pre-closing advances” means the aggregate amount of the HotPlay loans. The initial advance is a 0% interest loan which is forgivable in the event of a spin-off of NextTrip.

The Formation and Funding Agreement also requires Monaker to advance an additional $10 million to NextTrip in 2021, pursuant to a mutually agreed-upon schedule of advances (the “subsequent advances”, and together with the initial advance, the “advances”). The subsequent advances shall similarly be 0% interest loans which are forgivable in the event of a spin-off of NextTrip.

Additionally, as a separate requirement from the requirement to make the advances, Monaker is required to continue to fund all NextTrip expenses and operations, for so long as Monaker owns at least 50% of NextTrip, provided that NextTrip stays within 130% of a budget approved by the Board of Managers of NextTrip on an annual (calendar year) basis (the “budget threshold”). In the event NextTrip exceeds the budget threshold in any calendar year, Monaker shall not be required to fund more than the budget threshold in such calendar year, but shall be required to fund the approved budget (in an amount of up to the then applicable budget threshold) in subsequent calendar years. Monaker is also required to promptly pay for, or reimburse NextTrip for (at the option of NextTrip), all legal, audit, insurance, employee, administrative work, and other expenses paid or incurred by NextTrip on behalf of Monaker.

Under the Funding and Formation Agreement, NextTrip is required to assume all of the contractual and other obligations and liabilities of Monaker incurred before closing, provided that if such formal assumption is deemed too difficult or impracticable by NextTrip, or such formal assumption would trigger any defaults, required consents, or would be subject to any prerequisites, instead of formally assuming such obligations, NextTrip is required to pay such obligations as they come due and according to their terms (as such may be amended and modified from time to time).

Additionally, if Monaker’s currently pending lawsuit with IDS, Inc. (“IDS”), results in IDS returning the 1,968,000 shares of restricted common stock of Monaker which were originally issued to IDS in August 2019 (the “IDS Shares”), NextTrip shall, with the approval of the Board of Directors of Monaker, which shall not be unreasonably withheld or delayed, be able to use, and have issued for its benefit, such number of shares of Monaker for acquisitions and strategic transactions which benefit NextTrip and the travel operations, at the request of the NextTrip Board of Managers.

Finally, the Funding and Formation Agreement provided that NextTrip was required, before the closing, to adopt an operating agreement, which is discussed below, and which was adopted on January 11, 2021.

NextTrip Group Operating Agreement

NextTrip has been formed as a Florida limited liability company, and as a wholly-owned subsidiary of Monaker, for the sole purpose of holding Monaker’s pre-closing travel and related assets, all of which will be transferred to NextTrip prior to closing.

On January 11, 2021, Monaker, as sole-owner of NextTrip adopted the Operating Agreement of NextTrip (the “operating agreement”), the adoption of which was a required condition to closing the HotPlay share exchange. The operating agreement sets forth the framework for the governance and operation of NextTrip. Under the operating agreement, NextTrip is authorized to issue up to 1,000,000 membership interests, of which all 1,000,000 membership interests are currently outstanding and held by the Company. The operating agreement prohibits the transfer of any membership interests without the approval of the Board of Managers (defined below) and as such, the Board of Managers effectively has control over any change of control transaction involving NextTrip.

The operating agreement includes standard representations and warranties of members of NextTrip, customary indemnification and confidentiality obligations, and other customary and standard terms relating to the governance of limited liabilities companies.

Distributions of profits and losses of NextTrip are required to be approved by the Board of Managers, who are required to evaluate such distributions on at least a quarterly basis.

The operating agreement provides for a three-person Board of Managers (“Board of Managers”) who manage NextTrip. Of those three members, two of such members are appointed by William Kerby and Donald P. Monaco, the current Chief Executive Officer and director and Chairman of the board of directors of the Company, and one of the members of the Board of Managers is selected by Monaker. Such designees can remove the managers they can appoint, replace such members from time to time in their discretion, and choose which persons fill vacancies created on the Board of Managers (to the extent such vacancies relate to positions they have authority to fill).

The initial members of the Board of Managers of NextTrip are (1) Mr. Kerby, (2) Mr. Monaco, and (3) J. Todd Bonner, a director of HotPlay.

The Board of Managers are tasked with creating a budget for NextTrip from time to time, but at least annually.

The Managers have authority, without member approval, to have full, complete, and exclusive authority to manage and control the business, affairs, and properties of NextTrip, which includes, among other things, the ability to operate NextTrip and to enter into agreements and contracts, open and maintain bank accounts, borrow money, take actions in connection with the operation of NextTrip’s business, acquire, sell and operate properties and assets, obtain insurance, incur legal and other fees, employ employees and consultants, make expenditures and undertake other decisions or acts.

Member approval is required however if the Board of Managers desires to take certain material transactions affecting NextTrip, including to (a) amend the operating agreement or the Articles of Organization of NextTrip; (b) change the character of the business of the company; (c) sell all or substantially all of NextTrip’s assets; (d) mortgage or encumber all or substantially all of NextTrip’s assets; (e) undertake any action that would make it impossible for NextTrip to carry on its business, subject to certain limited exceptions; (f) approve any transaction with any affiliate of NextTrip other than arm’s length terms; (g) make any individual expenditure greater than $250,000, or aggregate expenditures greater than $500,000, which is not outlined in an approved budget; or (h) confess a judgment against NextTrip.

Mr. Kerby serves as the Chief Executive Officer of NextTrip, and has the authority to appoint employees of NextTrip, and set forth their positions and salaries with NextTrip, and to further provide for the bonuses payable to such persons, provided that such compensation and bonuses do not exceed more than $500,000 in aggregate.

The operating agreement also provides that the Board of Managers, in their sole discretion, subject to applicable law, and advice of counsel, may determine that it is in the best interests of NextTrip to spin-off the membership interests of NextTrip held by Monaker to Monaker’s stockholders (a “spin-off” and a “spin-off determination”). In the event of a spin-off determination, the board of directors of Monaker is required to hold a special meeting of the board of directors to discuss such spin-off determination (the “spin-off meeting”), and whether or not such spin-off determination is in the best interests of Monaker and its stockholders. Notwithstanding the foregoing, it is to be presumed that such spin-off is in the best interests of Monaker and its stockholders. In the event the board of directors determines not to move forward with a spin-off, the Board of Managers may make additional spin-off determinations in the future, subject to the obligation of the board of directors of Monaker to approve such spin-offs. If the board of directors of Monaker determines to move forward with the spin-off, the spin-off will proceed according to applicable law, and if necessary, NextTrip will convert into a corporation prior to, or in connection with, such spin-off. Notwithstanding the rights of the Board of Managers above, neither Monaker, NextTrip, or the Board of Managers have any present intention to affect a spin-off of NextTrip.

Additionally, if the board of directors of Monaker has determined to proceed with a spin-off, the number of authorized membership interests of NextTrip are automatically increased by 33%, after which time the Board of Managers are authorized to issue additional membership interests of NextTrip to managers, officers, management, employees, or consultants of NextTrip, in their sole discretion, in consideration for services rendered or to be rendered.

The operating agreement may only be amended with the majority approval of the Board of Managers and the unanimous approval of the members (i.e., Monaker).

Director Voting Agreement

On or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Monaker board of directors at the closing, entered into a Voting Agreement with Mr. William Kerby, the Chief Executive Officer and director of Monaker and Mr. Donald P. Monaco, the Chairman of the board of directors of Monaker. Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of Monaker which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the board of directors of the Company, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the board of directors of Monaker. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders.

MONAKER DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The Board of Directors

        Set forth below are the names of the persons nominated as directors, their ages, and their offices in the company, if any.

Name	Age	Position	Director Since
Donald P. Monaco	68	Chairman	2012
William Kerby	63	Chief Executive Officer and Vice-Chairman of the Board of Directors	2008
Pasquale “Pat” LaVecchia	54	Director	2011
Doug Checkeris	64	Director	2012
Simon Orange	53	Director	2017
Rupert Duchesne	61	Director	2019
Robert “Jamie” Mendola, Jr.	43	Director	2019
Alexandra C. Zubko	42	Director	2019

Below is information regarding each director nominee’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below. In addition to the information presented below regarding each of our director’s specific experience, qualifications, attributes and skills that led our board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Monaker and our board of directors.

Donald P. Monaco – Chairman

Donald P. Monaco has served as a member of the board of directors since August 2011. Mr. Monaco served on the Verus International, Inc., formerly RealBiz Media Group, Inc., board of directors from October 2012 until April 2016. Mr. Monaco has been the owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport in Duluth, Minnesota serving airline, military and general aviation customers since November 2005 and the principal owner of the Duluth Flying Club, LLC since May 2015. Mr. Monaco also serves as a Commissioner and the Chairman of the Operations, Finance and Administration Committee of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota. Mr. Monaco was Vice-Chairman and Director at Republic Bank in Duluth, Minnesota until October 2019, and subsequently serves on the Bell Bank Twin-Ports Market Advisory Board. Mr. Monaco is the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco spent over 18 years as a Partner and Senior Executive of the 28 years he served as an international information technology and business management consultant with Accenture in Chicago, Illinois. Mr. Monaco holds B.S. and M.S. degrees in Computer Science Engineering from Northwestern University.

William Kerby – Chief Executive Officer and Vice-Chairman of the Board of Directors

William Kerby is the Founder, Vice-Chairman, and CEO of Monaker Group, Inc. From July 2008 to present, he has been the architect of the Monaker model, overseeing the development and operations of the Company’s Travel, Real Estate and Television Media divisions. In October 2012, Monaker transferred its real estate assets into a public company – Verus International, Inc., formerly RealBiz Media Group, Inc., where Mr. Kerby served as CEO until August 2015 and on the Board until April of 2016. In July 2015, the decision was made to separate the Television and Real Estate operations from Monaker thereby allowing management to focus all efforts on the development of its travel operations. From April 2002 to July 2008, Mr. Kerby served as the CEO of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine – a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, a publicly- traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading-edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada – a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Brittan, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Kerby also serves as a member of the Board of Directors of Longroot Cayman. Mr. Kerby graduated from York University in May 1980 with a Specialized Honors Economics degree.

Pasquale “Pat” LaVecchia – Director

Pasquale “Pat” LaVecchia has served as a member of the board of directors since 2011. Mr. LaVecchia is the CEO of Oasis Pro Markets, a broker dealer. Previously he had been a founding principal and Managing Member of LaVecchia Capital LLC (“LaVecchia Capital”), a broker dealer, since 2009 and has over 25+ years of experience in the financial industry. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets, including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. In the past, Mr. LaVecchia has served on several public company boards, including as Vice Chairman of InfuSystems, Inc. (INFU). Mr. LaVecchia is also currently a managing partner of Sapphire Capital Management. Mr. LaVecchia also sits on several private company boards, advisory boards and non-profit boards.

Doug Checkeris – Director

Doug Checkeris has served as a member of the board of directors since September 2012. Mr. Checkeris also served as the Company’s Chief Marketing Officer from February 2012 to February 2014. Mr. Checkeris is a Senior Media and Advertising Executive with nearly three decades of hands-on management in all facets of interactive media. Mr. Checkeris’s work experience includes 14 years of service with Mediacom where he rose through the ranks to become the CEO for Mediacom North America, until recently headquartered in New York. With close to $18 billion in global billings, 4,600 employees, and 116 offices in 89 countries, Mediacom provides and specializes in business-building media solutions for some of the world’s largest, well-known advertisers. Previous to Mediacom, Mr. Checkeris started his career in a media company in Toronto, Canada, and was a partner when the company was acquired by Grey Worldwide and the WPP. Mr. Checkeris served on the Verus International, Inc., formerly RealBiz Media Group, Inc. board of directors from October 2012 until April 2016.

Simon Orange – Director

Simon Orange has served as a member of the board of directors since January 2017. Mr. Orange is the founding partner and chairman of CorpAcq, a corporate acquisitions and investments company located in the United Kingdom. Mr. Orange served as the chairman of CorpAcq from 2006 to 2009 and from April 2014 to present. At CorpAcq, Mr. Orange is responsible for identifying and negotiating acquisitions in conjunction with its corporate finance partners, as well as overseeing strategic development, funding, and partnerships. Following a “buy and build” approach, CorpAcq maintains long-term investments in a diverse portfolio of successful businesses. Currently comprised of over 30 portfolio companies’, CorpAcq has been recognized as one of the fastest growing enterprises in the United Kingdom. Mr. Orange has been involved in funding and managing the growth of numerous business ventures, some which have been acquired by NASDAQ and London Stock Exchange listed companies. He is also a founding member of Cicero Consulting Group, based in New York City.

Rupert Duchesne, C.M. – Director

Mr. Rupert Duchesne, C.M., a resident of Toronto, Canada, is an independent director and corporate advisor. He served as Group Chief Executive and as a director of Aimia Inc (TSX:AIM), as the founding CEO, from June 2005 to May 2017. Through Mr. Duchesne’s stewardship Aimia grew from its carve-out as a division of Air Canada in 2002, the initial public offering as the Aeroplan Income Fund in 2005, conversion to corporate status as Groupe Aeroplan Inc. in 2008 and the re-branding of the Corporation as Aimia in 2011. Mr. Duchesne helped build Aimia into the world’s leading loyalty company with operations in 20 countries, more than 4,000 employees and many well-known brands such as Aeroplan, Nectar, Club Premier, and Air Miles Middle East. Previously, he joined Air Canada in 1996 as Vice-President of Marketing; he then served as Senior Vice President of International in 1999, and then Chief Integration Executive responsible for overseeing the integration of Air Canada and Canadian Airlines International. Prior to Air Canada, Mr. Duchesne served as Vice President and leader of the global Aviation Practice for Mercer Management Consulting (now Oliver Wyman) from 1994 to 1996. Earlier, Mr. Duchesne was an owner and director of LCB Consultants of London, England. He is a Director of Mattamy Group Corporation, the largest privately-owned homebuilder in North America, and was previously on the Boards of Alliance Atlantis and Dorel Industries. Mr. Duchesne is a Vice President of the Board of Trustees of the Art Gallery of Ontario, and Vice Chair of the Board of the Luminato Festival, and was previously Chair of the Brain Canada Foundation. Mr. Duchesne earned a Bachelor of Science (Hons) degree in Pharmacology from the University of Leeds and an M.B.A. from the Manchester Business School, both in the United Kingdom. Mr. Duchesne was appointed as a Member of the Order of Canada in 2016.

Robert “Jamie” Mendola, Jr. – Director

Robert “Jamie” Mendola, Jr. has served as the Head of Strategy and Mergers and Acquisitions at Mercer Park LP, a U.S. family office, with a focus on cannabis since January 2019. Mr. Mendola has nearly 20 years of experience as a public and private equity investor and has significant experience in negotiating merger and acquisitions transactions and travel industry investments.

Prior to joining Mercer Park, from February 2014 to December 2018, Mr. Mendola served as the Founder and Chief Investment Officer of Pacific Grove Capital, a hedge fund focused primarily on investments in consumer, technology and payments. Prior to founding Pacific Grove in 2014, Mr. Mendola was a Partner at Scout Capital, from September 2009 to January 2014. He was a senior member of the firm’s Investment and Risk Committees and helped to build Scout’s Palo Alto office. Previously, Mr. Mendola worked as a Principal of Watershed Asset Management, a private equity analyst (from July 2005 to January 2009), at JLL Partners, a private equity firm, as an analyst (September 2001 to July 2003) and as an analyst in the investment banking program of J.P. Morgan Chase (July 1999 to August 2001).

Mr. Mendola graduated with a B.S. in Management, from Binghamton University in Binghamton, New York, in 1999 and earned his M.B.A. from Stanford’s Graduate School of Business in 2005.

Alexandra C. Zubko – Director

Since November 2019, Ms. Zubko has served as the Chief Executive Officer of Troupe, an online group travel company. Ms. Zubko served as the co-founder and as a board member of Triptease, a $100 million enterprise value company in the Travel industry which provides SaaS-based digital tools designed to create a seamless booking journey for hotel guests, from April 2014 to September 2019 (also serving as General Sales Manager Americas (May 2015 to May 2017); General Manager/Head of Strategic Accounts Customer Success (March 2017 to April 2018); and Chief Customer Officer (April 2018 to September 2019)). Ms. Zubko served as the Vice President/Head of Global Strategy (from April 2012 to July 2013) and Head of EMSA Strategy (July 2008 to April 2012) of InterContinental Hotels Group (IHG), a British multinational hospitality company. Prior to joining IHG, Ms. Zubko held positions with NBC Universal/General Electric in business development and with Goldman Sachs as a financial analyst. She also founded TripTips, an online social networking platform for sharing travel recommendations. Ms. Zubko received a Bachelor’s of Arts Degree in economics from Columbia College in New York, New York and an MBA from the Stanford Graduate School of Business in Palo Alto, California. Ms. Zubko received Six Sigma certification from GE’s Crotonville Leadership Institute and was also the recipient of the 2012 International Hotel Investment Forum (IHIF) Young Leader Award, one of the top awards in the travel industry.

Anticipated Change in Members of the Board of Directors at Closing

Pursuant to the HotPlay exchange agreement, we agreed that, as a condition to closing, at closing, the Company’s board of directors would be comprised of eight members (provided that the parties have since agreed informally to increase such number of directors to nine), four of which will be nominated by Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing and her spouse, Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, and two of which will be nominated by the current board of directors of Monaker, of which one of the four members nominated by Red Anchor is required to be independent and one of the two of such members nominated by the current board of directors is required to be independent and Red Anchor and Monaker are required to mutually agree on a seventh, eighth and ninth director who will be independent, unless otherwise agreed by the parties.

As such, it is anticipated that at closing, the combined company’s board directors will be comprised of eight members:

(1)   Mr. J. Todd Bonner (who is the Chairman and a director of HotPlay, and the spouse of Ms. Boonyawattanapisut);

(2)   Ms. Boonyawattanapisut;

(3)   Mr. Athid Nanthawaroon (who is a director of HotPlay and the Chief Executive Officer and director of Tree Roots); and

(4)	Mr. Komson Kaewkham (who is a Senior Vice President with DTGO Corporation Limited),

who have been designated by Red Anchor and the Axion stockholders, and of whom Mr. Komson Kaewkham is anticipated to be ‘independent’;

(5)   Mr. Donald P. Monaco, the current Chairman of the Company; and

(6)   Mr. Kerby, the current Chief Executive Officer (who will become a Co-Chief Executive Officer following the closing),

who are both current members of the board of directors of Monaker (and were nominated by the board of directors), and of which Mr. Donald P. Monaco will be ‘independent’ under applicable NASDAQ rules; and

(7)   Mr. Simon Orange, a current member of the Board of the Company, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’;

(8)	Mr. Yoshihiro Obata, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’; and
(9)	Ms. Stacey Riddell, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’.

In the above discussion, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The NASDAQ Stock Market, or NASDAQ. The resignations from Monaker’s board of directors of each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, will be effective as of the effective time of the HotPlay share exchange. Biographical information for each of the newly appointed officers of the Company and members of the board of directors of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259.

Corporate Governance

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our board of directors (our “Board”) has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the board of directors and Chief Executive Officer (“CEO”). Mr. Donald P. Monaco serves as Chairman and Mr. William Kerby serves as CEO. The board of directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our board of directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Mr. Kerby) and the members of our board of directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our board of directors’ oversight of management, promote communication between management and our board of directors, and support our board of directors’ consideration of key governance matters. The board of directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

        Effective risk oversight is an important priority of the board of directors. Because risks are considered in virtually every business decision, the board of directors discusses risk throughout the year generally or in connection with specific proposed actions. The board of directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company (the Company’s committees are described in greater detail below (under “Committees of the Board”).

Family Relationships

        None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements Between Officers and Directors

        There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors, except for the Wilton Voting Agreement described below. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Other Directorships

        No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

        During the fiscal years that ended on February 28, 2021 and February 29, 2020, the Board held 13 and eight meetings, respectively, and took various other actions via the unanimous written consent of the board of directors and the various committees described above. All directors attended at least 75% of the board of directors’ meetings and committee meetings relating to the committees on which each director served during the 2021 and 2020 fiscal years.

The Company held a combined 2019/2020 annual meeting which was attended by each of the then members of our board of directors. The Company held a 2021 annual meeting which was attended by a majority of the members of the board of directors. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Director Independence

The board of directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Simon Orange, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr., and Ms. Alexandra C. Zubko, are independent.

In accordance with NASDAQ requirements, our Board is comprised of a majority of independent directors and the Nominating and Corporate Governance, Compensation and Audit Committees are all comprised entirely of independent directors.

Committees of The Board

We currently maintain an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which have the committee members described below. We have also established a disclosure committee, comprised of senior executives, directors and employees who are actively involved in the disclosure process, to specify, coordinate and oversee the public disclosure of information regarding the Company, other than through periodic and current report filings with the SEC.

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Kerby
Donald P. Monaco (1)
Pasquale “Pat” LaVecchia	X	C	M
Doug Checkeris	X		M	C
Simon Orange	X		M
Rupert Duchesne	X	M		M
Robert “Jamie” Mendola, Jr.	X		C	M
Alexandra C. Zubko	X	M

(1) – Chairman of board of directors.

C – Chairman of Committee.

M – Member.

Each of these committees has the duties described below and operates under a charter that has been approved by our board of directors.

Audit Committee

        The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Audit Committee has the responsibility for reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC; reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; reviewing progress of the internal audit program, key findings and management’s action plans to address findings; periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and recommending to the Board any changes in ethics or compliance policies that the committee deems appropriate.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. LaVecchia is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. LaVecchia has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical below.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

During the fiscal year ended February 29, 2020, the committee held four meetings.

The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

During the fiscal year ended February 29, 2020, the committee held two meetings, and took various other actions via consent to actions without meetings.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Robert “Jamie” Mendola, Jr. (Chairman), Pasquale “Pat” LaVecchia, Doug Checkeris, and Simon Orange, who are each independent members of our board of directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2020, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

During the fiscal year ended February 29, 2020, the committee held two meetings and took various other actions via consent to actions without meetings.

The Nominating and Governance Committee Charter was filed as Exhibit 99.3 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Stockholder Communications with the Board of Directors

In connection with all other matters other than the nomination of members of our board of directors (as described above), our stockholders and other interested parties may communicate with members of the board of directors by submitting such communications in writing to our Secretary, 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the board of directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Executive Sessions of the Board of Directors

The independent members of our board of directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We maintain a Code of Ethics and Code of Business Conduct, which are applicable to all of our directors, officers and employees. These codes set forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Chief Financial Officer.

We intend to disclose any amendments to our Code of Ethics and Code of Business Conduct and any waivers with respect to our Code of Ethics and Code of Business Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.monakergroup.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics and Code of Business Conduct to any such officers or employees to date.

Whistleblower Protection Policy

On April 18, 2017, the Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the table set forth under “Principal Stockholders of Monaker”, beginning on page 290, all of our Named Executive Officers and all of our directors are beneficial owners of stock of the Company.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. Accordingly, the Company has incorporated prohibitions on ‘short sales’ within its insider trading policy, which applies to directors, officers and employees.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy.

Executive Officers

Set forth below are the names of the executive officers the Company, their ages, and their offices in the Company

Name	Age	Position	Officer Since
William Kerby	63	Chief Executive Officer and Vice-Chairman of the Board of Directors	2008
Sirapop “Kent” Taepakdee	58	Controller, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary	2019
Tim Sikora	47	Chief Operating Officer and the Chief Information Officer	2020

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

William Kerby – Chief Executive Officer and Vice-Chairman of the Board of Directors

Mr. Kerby’s biographical information is provided above under “The Board of Directors”, beginning on page 173, and incorporated herein by reference.

Sirapop ‘Kent’ Taepakdee – Controller, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

Mr. Taepakdee has served as the Controller of the Company since July 2019. On October 9, 2019, the board of directors appointed Mr. Taepakdee as the principal financial and accounting officer of the Company. Mr. Taepakdee has served as the Vice President of Finance, Treasurer, and Secretary of the Company since February 1, 2020. Also, from February 1, 2020 to December 14, 2020, Mr. Taepakdee served as the acting Chief Financial Officer of the Company, being appointed the Chief Financial Officer of the Company on December 14, 2020. From February 2012 to January 2018, Mr. Taepakdee served as the Controller of INCEPTRA LLC and JTH Holdings LLC, located in Weston, Florida. From September 2007 to December 2011, Mr. Taepakdee served as a Senior Accountant – Fixed Asset Tax/Assistant Manager, for Office Depot’s international headquarters located in Boca Raton, Florida. Prior to working for Office Depot, Mr. Taepakdee served as Controller of Hilda Flack Interiors, in Palm Beach Gardens, Florida, from January 2005 to August 2007. From 2000 to 2004, Mr. Taepakdee served as a Senior Accountant – Financial Reporting and Analysis, with Vanguard Car Rental USA Inc. (Alamo and National Car Rental), in Boca Raton, Florida. Mr. Taepakdee also served as the Chief Financial Officer at the Bangkok Naval Base (Royal Thai Navy) from 1986 to 1996. Mr. Taepakdee also serves as a member of the Board of Directors of Longroot Cayman. Mr. Taepakdee received an MBA (with a specialization in Finance), from Ramkhamhaeng University, in Bangkok, Thailand and a BBA in Accounting (First Class Honors / Valedictorian), from Krirk University, in Bangkok, Thailand.

Tim Sikora – Chief Operating Officer and the Chief Information Officer

Mr. Sikora joined the Company as Chief Information Officer (non-executive) in October 2019, and was promoted to Chief Operating Officer and Chief Information Officer (executive) on February 1, 2020, where he is responsible for managing all of the Company’s information technology (IT) platforms, including the software development activities for the Company’s Monaker Booking Engine (MBE), a customizable, instant-booking platform for alternative lodging rentals NextTrip, the Company’s Travel Management Solution for small to medium-sized business, and Maupintour, an innovative leader in personalized travel experiences. Mr. Sikora also leads Monaker’s commercial sales and technical teams. Mr. Sikora served as director of North America Sales at The Boeing Company, the world’s largest aerospace company, prior to joining the Company, from May 2013 to October 2019. Prior to working with Boeing, he managed and led the expansion of two IT services companies: Peak 10, a leading data center and cloud services company, where he served as Director Information Technology Service Delivery from July 2012 to May 2013, and CIBER, Inc., a global information technology infrastructure services provider, where he served as Information Technology Infrastructure Service Delivery Manager from November 2010 to July 2012. Prior to that, from November 2007 to November 2010, Mr. Sikora served as director of Information Technology End User Services at US Airways, Inc. While there, Mr. Sikora led the airline’s integration of IT end-user platforms following its merger with America West and was responsible for governing IT resource planning, budgeting, and operational management for end-user services. Prior to joining US Airways, Mr. Sikora served as VP of Airline Operations and Chief Information Officer at Caribbean Sun Airlines Holdings (September 2005 to November 2007), where he directed all IT and airline resource planning, budgeting and operational initiatives. Prior to that, Mr. Sikora served as manager of Information technology at DHL Airways, a $500 million cargo airline where he directed the Information Technology group, a provider of contract aircraft services to DHL Worldwide Express. Mr. Sikora has also held several other software development positions, including at Midwest Express Airlines. Mr. Sikora also serves as a member of the Board of Directors of Longroot Cayman. Mr. Sikora received a Bachelor’s of Science in Business Administration (Magna Cum Laude) and a Master’s of Science in Leadership, from Embry-Riddle Aeronautical University.

Changes in Executive Officers Following the HotPlay Share Exchange

Effective as of the closing of the HotPlay share exchange, the officers of the combined company are expected to include Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive Officer) and (2) Ms. Nithinan Boonyawattanapisut (who will also become a member of the Company’s board of directors, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing as discussed above)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company. See “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 259, for biographical and other information relating to Ms. Boonyawattanapisut and Mr. Vange.

MONAKER EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Executive Compensation Table

        The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended February 28, 2021 and February 29, 2020 (Fiscal 2021 and Fiscal 2021, respectively). Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during Fiscal 2021 and Fiscal 2020, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Stock Awards (1)		Option Awards	All Other Compensation		Total
William Kerby, CEO and Vice-Chairman of the Board	2021	$400,000	$—	$—		$—	$129,759	(3), (4), (10)	$529,759
	2020	$400,000	$—	$—	(5)	$—	$42,000	(3), (4)	$442,000

Sirapop “Kent” Taepakdee, VP of Finance and Chief Financial Officer (6)	2021	$157,834	$10,000	$65,850		$—	$11,211	(10)	$244,895
	2020	$64,917	$—	$—		$—	$—		$64,917
Timothy Sikora, COO and CIO (7)	2021	$200,000	$—	$36,300		$—	$7,762	(10)	$244,062
	2020	$75,769	$—	$31,800		$—	$—		$107,569
Omar Jimenez, Former CFO, COO and Director (8)	2020	$297,917	$—	$—		$—	$103,195	(9)	$401,112

*Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(1)	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(2)

Effective on June 14, 2019, the Compensation Committee of the board of directors approved a bonus to be paid to Mr. William Kerby (which bonus was ratified by the board of directors), equal to 40% of his base salary ($400,000 or a bonus of $160,000 (the “Bonus”)), for his efforts and actions on behalf of the Company during fiscal 2019. The Bonus, in the option of Mr. Kerby, was exercisable at any time prior to June 30, 2019, and could be paid: (a) in shares of the Company’s common stock (the “Stock Bonus Option” and the “Option Shares”). In the event that Mr. Kerby desired to exercise the Stock Bonus Option, he was required to provide written notice to the Company, and the Company would, subject to availability under the Plan, grant such Option Shares under the Plan, based on a value per Option Share equal to the closing sales price for the Company’s common stock on the Nasdaq Capital Market on June 14, 2019 ($3.20 per share); or (b) by way of the transfer/assignment from the Company to Mr. Kerby of shares of common stock held by the Company of (i) Verus International, Inc. (OTC Pink:VRUS)(“Verus”); (ii) Recruiter.com Group, Inc. (OTCQB:RCRT); and/or (iii) Bettwork Industries Inc. (OTC Pink:BETW)(collectively, the “Subsidiaries” and the “Subsidiary Option”). In the event that Mr. Kerby desired to exercise the Subsidiary Option, he was required to provide written notice to the Company, and the Company would take actions to transfer ownership of such amount of the common stock of the applicable Subsidiaries to Mr. Kerby equal in value to the Bonus, based on a value per share of the Subsidiaries common stock (as applicable) equal to the average of the closing sales prices for each applicable Subsidiary’s common stock on the last five trading days prior to, and not including, the date the notice to exercise the Subsidiary Option has been received by the Company.

Effective on June 17, 2019, Mr. Kerby exercised the Stock Bonus Option as to $41,000 of the amount owed in connection with the Bonus. In connection with such exercise the Company issued him 12,812 shares of common stock under the 2017 Equity Incentive Plan. Also effective on June 17, 2019, Mr. Kerby provided notice to the Company of the exercise of the Subsidiary Option, pursuant to which Mr. Kerby has requested that $119,000 of the Bonus be paid in shares of Verus’ common stock and as such, the Company agreed to transfer ownership of 5,042,373 shares of Verus’ common stock (based on an average five-day closing price of $0.0236 per share) to Mr. Kerby, to satisfy the Bonus.

(3)	William Kerby receives additional compensation in the form of a car allowance in the amount of $1,500 per month.
(4)	William Kerby received additional compensation in the form of a Merchant Banking Guarantee in the amount of $2,000 per month through November 1, 2018, when he began receiving $2,000 as a guaranty fee under his employment agreement, as discussed below.
(5)	On November 1, 2018, we issued William Kerby, the Company’s Chief Executive Officer and Vice Chairman of the Board, 25,000 shares of restricted common stock valued at $38,500 in connection with a sign-on bonus for entering into his employment agreement.
(6)	Appointed as the principal financial officer and principal accounting officer of the Company on October 9, 2019, and as the Vice President of Finance, acting Chief Financial Officer (since Chief Financial Officer), Treasurer, and Secretary of the Company effective February 1, 2020.
(7)	Appointed as the Chief Operating Officer and the Chief Information Officer of the Company (executive positions) effective February 1, 2020. Served as the Chief Information Officer (non-executive) from October 9, 2019, to February 1, 2020, when he was appointed as an executive of the Company.
(8)	Resigned as Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary on January 17, 2020. Ceased serving as a member of the board of directors on August 15, 2019.
(9)	Represents cash-out of unused vacation time which had accrued as of Mr. Jimenez’s resignation, which was paid in the form of cash.
(10)	Includes cash-out of unused vacation time, which was paid in the form of cash, totaling $87,759 for Mr. Kerby, $11,211 for Mr. Taepakdee, and $7,762 for Mr. Sikora.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment and Compensation Agreements

We have the following employment contracts and compensation agreements in place with our Named Executive Officers and Chairman:

William Kerby, Employment Agreement

On October 31, 2018, the Company entered into an Employment Agreement with William Kerby, its Chief Executive Officer and Vice Chairman of its board of directors. The agreement was effective as of November 1, 2018, and replaced and superseded the terms of Mr. Kerby’s prior employment agreement dated October 15, 2006.

The agreement remains in effect (renewing automatically on a month-to-month basis), until either party provides the other at least 30 days prior written notice of its intent to terminate the agreement, or until terminated as discussed below.

The agreement includes a non-compete provision, prohibiting Mr. Kerby from competing against the Company during the term of the agreement and for a period of 12 months after termination thereof (subject to certain exceptions described below), in any state or country in connection with (A) the offer of Alternative Lodging Rental properties (Vacation Home Rentals) which are distributed on a Business to Business Basis; (B) the commercial sale of specialty products sold by the Company during the six (6) months preceding the termination date; and (C) any services the Company commercially offered during the six (6) months prior to the termination date (collectively, the “Non-Compete”).

During the term of the agreement, Mr. Kerby is to receive a base salary of $400,000 per year, which may be increased at any time at the discretion of the Compensation Committee of the board of directors of the Company; an annual bonus payable at the discretion of the Compensation Committee, of up to 100% of his base salary (50% based on meeting short term goals and 50% based on meeting long-term goals, which are determined from time to time by the Compensation Committee); other bonuses which may be granted from time to time in the discretion of the Compensation Committee; 25,000 shares of common stock issued as a sign-on bonus under the terms of the Company’s 2017 Equity Incentive Plan; up to four weeks of annual paid time off, which can be rolled-over year to year, or which in the discretion of Mr. Kerby, can be required to be paid in cash at the end of any year or the termination of the agreement; and a car allowance of $1,500 per month during the term of the agreement.

The agreement provides Mr. Kerby with the option of receiving some or all of the base salary and/or any bonus in shares of the Company’s common stock, with such shares being based on the higher of (a) the closing sales price per share on the trading day immediately preceding the determination by Mr. Kerby to accept shares in lieu of cash; and (b) the lowest price at which such issuance will not require stockholder approval under the rules of the stock exchange where the Company’s common stock is then listed or Nasdaq ((a) or (b) as applicable, the “Share Price” and the “Stock Option”), provided that Mr. Kerby shall be required to provide the Company at least five business days prior written notice if he desires to exercise the Stock Option as to any payment of compensation, unless such time period is waived by the Company. The issuance of the shares described above is subject to the approval of the stock exchange where the Company’s common stock is then listed or Nasdaq, and where applicable, stockholder approval, and in the sole discretion of the board of directors, may be issued under, or outside of, a stockholder approved stock plan.

The agreement includes standard provisions relating to the reimbursement of business expenses, indemnification rights, rights to company property and inventions (which are owned by the Company), dispute resolutions, tax savings, clawback rights and provisions entitling Mr. Kerby to receive any fringe benefits offered by the Company to other executives (subsidized in full by the Company) including, but not limited to, family coverage for health/medical/dental/vision, life and disability insurance, as well as amounts under the Company’s 401(k) Savings and Retirement.

Additionally, in consideration for Mr. Kerby having entered into numerous personal guarantees with the Airline Reporting Commission, sellers of travel services, merchant providers, financial institutions, associations and service providers on behalf of the Company, the Company agreed that, for as long as Mr. Kerby is employed by the Company, provides services under the agreement and is willing to continue to support the Company in connection with such guarantees, he will receive a $2,000 per month guarantee fee. In the event Mr. Kerby resigns for Good Reason (defined below), or his employment is terminated by the Company, the Company agreed to eliminate any and all guarantees within thirty (30) days, failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month, until such time as the Company has assumed or terminated all such guarantees.

The agreement terminates upon Mr. Kerby’s death and can be terminated by the Company upon his disability (as described in the agreement), by the Company for Cause (defined below) or Mr. Kerby for Good Reason (defined below). For the purposes of the agreement, (A) “Cause” means (i) Mr. Kerby’s gross and willful misappropriation or theft of the Company’s or any of its subsidiary’s funds or property; or (ii) Mr. Kerby’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving dishonesty or moral turpitude; or (iii) Mr. Kerby materially breaches any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within thirty (30) days of written notice thereof from the Company (except for certain breaches which cannot be cured); or (iv) Mr. Kerby commits any act of fraud; and (B) “Good Reason” means (i) without the consent of Mr. Kerby, the Company materially reduces Mr. Kerby’s title, duties or responsibilities, without the same being corrected within ten (10) days after being given written notice thereof; (ii) the Company fails to pay any regular installment of base salary to Mr. Kerby and such failure to pay continues for a period of more than thirty (30) days; or (iii) a successor to the Company fails to assume the Company’s obligations under the agreement, without the same being corrected within thirty (30) days after being given written notice thereof.

In the event of termination of the agreement for death or disability by Mr. Kerby without Good Reason, or for Cause by the Company, Mr. Kerby is due all consideration due and payable to him through the date of termination. In the event of termination of the agreement by Mr. Kerby for Good Reason or the Company for any reason other than Cause (or if Mr. Kerby’s employment is terminated other than for Cause within six (6) months before or twenty-four (24) months following the occurrence of a Change of Control (defined in the agreement) of the Company), Mr. Kerby is due all consideration due and payable through the date of termination; a lump sum payment equal to twelve (12) months of base salary; continued participation in all benefit plans and programs of the Company for twelve (12) months after termination (or at the option of the Company, reimbursement of COBRA insurance premiums for substantially similar coverage as the Company’s plans); and the Non-Compete will not apply to Mr. Kerby.

The terms of the agreement were approved by the Company’s Compensation Committee, consisting solely of ‘independent’ members of the Company’s board of directors.

See also “Management Following the HotPlay Share Exchange—Employment Arrangements with Mr. Kerby, Mr. Taepakdee and Mr. Sikora and Certain Other Employees”, beginning on page 259, below as to the results of the shares exchanges on Mr. Kerby’s employment agreement.

Sirapop “Kent” Taepakdee, Employment Agreement

On January 30, 2020, Mr. Sirapop “Kent” Taepakdee entered into an employment agreement with the Company. Pursuant to Mr. Taepakdee’s employment agreement, he agreed to provide services to the Company as the VP of Finance and Chief Financial Officer.

Mr. Taepakdee receives a base salary payable in cash ($200,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the board of directors and subject to the Company meeting certain metrics as follows – Mr. Taepakdee is eligible, for a bonus of up to (a) 5,000 shares (or $5,000 dollars), upon completion of a review of, the improvement of, the Company’s financial reporting programs, payable in the discretion of the Chief Executive Officer; (b) 7,500 shares (or $10,000) in the event the Company meets certain metrics by June 30, 2020, including achieving a minimum level of gross monthly revenues or achieving an EBITDA profit in any month, payable in the discretion of the Chief Executive Officer; (c) 2,000 shares or $2,000 (in Mr. Taepakdee’s discretion), each quarter that Mr. Taepakdee works with the Chief Executive Officer in order to prepare presentations and other public relations items, payable in the discretion of the Chief Executive Officer; and (d) 3,000 shares (or $4,000) in the event the Company raises more than $3 million during the first 12 months of the agreement, payable in the discretion of the Chief Executive Officer. All shares earned in the first 12 months of the agreement are valued at $2.00 per share. Upon the mutual approval of the executive and the Company, Mr. Taepakdee’s salary may increase to no less than $150,000 per year after the first year.

On September 8, 2020, the Company issued Mr. Taepakdee an aggregate of 17,500 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

Effective on January 31, 2021, the compensation of Mr. Taepakdee was increased from $154,000 to $200,000 per year.

On February 12, 2021, the Company issued Mr. Taepakdee an aggregate of 10,000 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

The agreement has a term of three years, mutually extendable with the consent of the parties.

In the event that Mr. Taepakdee desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Taepakdee is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Taepakdee for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Taepakdee’s death or disability, Mr. Taepakdee is due two calendar months of severance pay; and if the agreement is terminated due to Mr. Taepakdee’s disability, Mr. Taepakdee, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. If the Company terminates the agreement within 24 months after a change in control (as described in the agreement), then the Company is required to pay Mr. Taepakdee a severance payment equal to twelve (12) months’ salary, plus continue to provide benefits equal to those provided prior to the change in control for a period of six (6) months. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Taepakdee (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Taepakdee for good reason or a termination by the Company other than for cause or disability.

See also “Management Following the HotPlay Share Exchange—Employment Arrangements with Mr. Kerby, Mr. Taepakdee and Mr. Sikora and Certain Other Employees”, beginning on page 259, below as to the results of the shares exchanges on Mr. Taepakdee’s employment agreement.

Timothy Sikora – Employment Agreement

On January 30, 2020, Mr. Timothy Sikora entered into an employment agreement with the Company. Pursuant to Mr. Sikora’s employment agreement, he agreed to provide services to the Company as the Chief Information Officer and Chief Operations Officer.

Mr. Sikora receives a base salary payable in cash ($200,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the board of directors and subject to the Company meeting certain metrics as follows – Mr. Sikora is eligible, for a bonus of up to (a) 10,000 shares (or $10,000 dollars), upon the Company achieving certain gross monthly revenue targets by June 30, 2020 or December 30, 2020, or an EBITDA profit in any month before February 28, 2021; (b) 10,000 shares (or $10,000) in the event certain milestones for product and website launches and integrations are completed during calendar 2020, payable in the discretion of the Chief Executive Officer; and (c) 25,000 shares (or $25,000) in the event the Company completes a merger or acquisition, completes a funding, accelerates profitability or achieves profitability by February 28, 2021, payable in the discretion of the Chief Executive Officer.

On September 8, 2020, the Company issued Mr. Sikora an aggregate of 15,000 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

The agreement has a term of three years, mutually extendable with the consent of the parties.

In the event that Mr. Sikora desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Sikora is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Sikora for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Sikora’s death or disability, Mr. Sikora is due two calendar months of severance pay; and if the agreement is terminated due to Mr. Sikora’s disability, Mr. Sikora, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. If the Company terminates the agreement within 24 months after a change in control (as described in the agreement), then the Company is required to pay Mr. Sikora a severance payment equal to twelve (12) months’ salary, plus continue to provide benefits equal to those provided prior to the change in control for a period of six (6) months. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Sikora (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Sikora for good reason or a termination by the Company other than for cause or disability.

See also “Management Following the HotPlay Share Exchange—Employment Arrangements with Mr. Kerby, Mr. Taepakdee and Mr. Sikora and Certain Other Employees”, beginning on page 259, below as to the results of the shares exchanges on Mr. Sikora’s employment agreement.

Donald P. Monaco, Guaranty Compensation Agreement

On October 31, 2018, and effective November 1, 2018, the Company entered into a Guaranty Compensation Agreement with Donald P. Monaco, the Chairman of the Company’s board of directors. Pursuant to the Guaranty Compensation Agreement and in consideration for Mr. Monaco previously providing a personal guaranty to a financial institution in connection with our line of credit with such financial institution, we agreed that for as long as Mr. Monaco continues to serve on the board of directors of the Company and continues to maintain the guaranty (and any future guarantees he may provide), we would pay him a $2,000 per month guarantee fee (the “Guarantee Fee”). In December 2020, the Company repaid its credit agreement with National Bank of Commerce (FKA: Republic Bank), which terminated Mr. Monaco’s guaranty and the Guaranty Compensation Agreement.

Director Compensation

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our non-executive directors during the fiscal year ended February 28, 2021. Our executive directors do not receive compensation for their service on the board of directors separate from the compensation they receive as an executive officer of the Company, as described above.

Name	Fiscal Year	Fees Earned	Stock Awards*	Option Awards	All other Compensation		Total
Pasquale “Pat” LaVecchia, Director	2021	$—	$53,563	$—	$—		$53,563
Donald P. Monaco, Chairman	2021	$—	$64,275	$—	$18,000	(1)	$82,275
Doug Checkeris, Director	2021	$—	$53,563	$—	$—		$53,563
Simon Orange, Director	2021	$—	$42,850	$—	$—		$42,850
Rupert Duchesne, Director	2021	$—	$42,850	$—	$—		$42,850
Robert “Jamie” Mendola, Jr., Director	2021	$—	$53,563	$—	$—		$53,563
Alexandra C. Zubko, Director	2021	$—	$42,850	$—	$—		$42,850

No director received any Non-Equity Incentive Plan Compensation or Non-Qualified Deferred Compensation for the period above.

*	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(1)	Represents amounts paid under the Guaranty Compensation Agreement described above under “Donald P. Monaco, Guaranty Compensation Agreement”, which agreement was terminated automatically upon the repayment of the Company’s debt owed to National Bank of Commerce (FKA: Republic Bank) in December 2020.

Director Compensation Policy

The compensation payable to the board of directors currently consists solely of equity, and includes (a) compensation of 20,000 shares per year, issuable at the rate of 1/4th of such shares quarterly, to each non-executive member of the Board; (b) compensation of 5,000 shares per year, issuable at the rate of 1/4th of such shares quarterly, to each Chairperson of each Board committee of the Board; and (c) compensation of 10,000 shares per year, issuable at the rate of ¼th of such shares quarterly, to the Chairman of the Board, each under the terms of the Plan (collectively, the “Board Compensation Terms”).

Equity Compensation Plan Information

On August 25, 2017, the board of directors adopted, subject to the ratification by the majority stockholders, which occurred effective on September 13, 2017, the Company’s 2017 Equity Incentive Plan (the “Plan” or the “2017 Plan”). The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are, and will be, responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

The Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

The Plan is administered by the board of directors of the Company and/or the Company’s Compensation Committee. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 2,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

As discussed below under “Proposal No. 5: Approval of 2021 Equity Incentive Plan”, beginning on page 205, at the Special Meeting, stockholders will be asked to approve and adopt our 2021 Equity Incentive Plan and the material terms thereof, which if approved, will provide for a number of shares of common stock equal to 15% of the Company’s outstanding shares of common stock following the closing, to be available for future awards under such plan, which was previously approved by the board of directors, subject to stockholder approval at the Special Meeting, on April 7, 2021.

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of February 28, 2021:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 29, 2020	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	1,336,279
Equity compensation plans not approved by security holders	206,720	$3.10	—
Total	206,720	$3.10	1,336,279

MATTERS BEING SUBMITTED TO A VOTE OF MONAKER STOCKHOLDERS

PROPOSAL NO. 1:
APPROVAL OF THE HOTPLAY SHARE EXCHANGE AND THE ISSUANCE OF COMMON STOCK PURSUANT TO THE HOTPLAY EXCHANGE AGREEMENT

General

At the Special Meeting, Monaker stockholders will be asked to approve the HotPlay share exchange, and the issuance of Monaker common stock as contemplated by the HotPlay exchange agreement.

Please refer to the HotPlay exchange agreement a copy of which is attached as Annex A, for more information regarding the HotPlay share exchange and HotPlay share exchange agreement. You should also review the other documents to which you are referred herein. See also the section entitled “Where You Can Find More Information” beginning on page 295.

Immediately following the closing of the HotPlay share exchange, the current HotPlay securityholders are expected to own approximately 63.4% of the outstanding common stock of Monaker, and the Axion stockholders and Axion creditors are expected to own, upon the automatic conversion of the outstanding Series B Shares and Series C Shares into common stock of the Company upon the closing of the HotPlay share exchange, approximately 13.4% of the aggregate outstanding common stock of Monaker, without taking into account the shares of common stock issuable upon exercise of the creditor warrants, with the Monaker stockholders prior to the effective date of the closing holding approximately 22.9% of the aggregate outstanding common stock of the combined company, in each case based on the current outstanding shares of common stock of Monaker. Additionally, a total of approximately 30.2% of the outstanding shares of common stock of the combined company following the HotPlay share exchange will be owned by Red Anchor, which entity is controlled by Ms. Nithinan Boonyawattanapisut, who will become a director of the Company and co-Chief Executive Officer of the Company, following the closing and her spouse. Mr. J. Todd Bonner, who will also become a member of the Board of Directors following the closing, as a result of the HotPlay share exchange, which, together with the shares issuable to such holder in connection with the conversion of the Series C Preferred Stock shares currently held by Red Anchor, will own approximately 33.2% of Monaker’s outstanding common stock following the closing and will be Monaker’s largest stockholder following the closing, with Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the beneficial owners of T&B and Tree Roots, controlling approximately 31.1% of Monaker’s outstanding common stock at the closing (as a result of the HotPlay share exchange) and being Monaker’s second largest stockholder following the closing. These calculations do not take into account outstanding Monaker warrants, which will remain outstanding under their existing terms following the HotPlay share exchange. As of the date of this proxy statement, Monaker has outstanding warrants to purchase 1,131,671 shares of common stock with a weighted average exercise price of $3.34 per share. Other than the warrants, and the creditor warrants (which are not currently exercisable), Monaker does not currently have any outstanding securities convertible into shares of Monaker’s common stock, except for the HotPlay convertible notes, described below under “Agreements Related to the HotPlay Share Exchange—HotPlay Convertible Notes”, beginning on page 173 which are anticipated to be forgiven upon after the closing and the Series B Shares and Series C Shares issued at the closing of the Axion share exchange on November 16, 2020.

The terms of, reasons for and other aspects of the HotPlay exchange agreement and the issuance of Monaker common stock of Monaker as contemplated by the HotPlay exchange agreement are described in detail in the other sections of this proxy statement.

A vote “FOR” approval of this Proposal No. 1 will include a “FOR” approval of the HotPlay exchange agreement and the terms thereof, and the issuance of shares of common stock upon the closing thereof.

Vote Required

Proposal No. 1 is being submitted to stockholders pursuant to the terms of the HotPlay share exchange. The affirmative vote of the holders of a majority of the votes cast on this proposal at the Special Meeting is required for approval of Proposal No. 1. Abstentions will be treated as votes against this proposal.

Recommendation of Monaker Board of Directors

THE MONAKER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE MONAKER STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO APPROVE THE HOTPLAY SHARE EXCHANGE AGREEMENT AND THE ISSUANCE OF MONAKER COMMON STOCK TO HOTPLAY STOCKHOLDERS BY VIRTUE OF THE HOTPLAY SHARE EXCHANGE AS CONTEMPLATED BY THE HOTPLAY SHARE EXCHANGE AGREEMENT.

PROPOSAL NO. 2:
RATIFICATION OF THE AXION SHARE EXCHANGE AND APPROVAL OF THE SHARES OF COMMON STOCK UPON THE CONVERSION OF THE SERIES B SHARES AND SERIES C SHARES AND UPON EXERCISE OF THE CREDITOR WARRANTS

General

At the Special Meeting, Monaker stockholders will be asked to ratify the Axion share exchange, and approve the issuance of shares of common stock upon conversion of the Series B Shares and Series C Shares issued upon the closing of the Axion share exchange, which closed on November 16, 2020, and the issuance of shares of common stock issuable upon exercise of the creditor warrants.

Please refer to the Axion exchange agreement a copy of which is attached as Annex B, the designation of the Series B Preferred Stock, a copy of which certificate of designation of the Series B Preferred Stock is attached as Annex C, the designation of the Series C Preferred Stock, a copy of which certificate of designation of the Series C Preferred Stock is attached as Annex D, and the creditor warrants, a copy of which are attached as Annex E, to this proxy statement, for more information regarding the Axion share exchange and Axion share exchange agreement. You should also review the other documents to which you are referred herein. See also the section entitled “Where You Can Find More Information” beginning on page 295.

Specifically, pursuant to the Axion exchange agreement, the Axion stockholders (including Cern One), on November 16, 2020, the closing date of the Axion exchange agreement, exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of Series B Preferred Stock (discussed and described below “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), which are automatically convertible into 7,417,700 common shares of the Company upon the occurrence of certain events, including the closing of the HotPlay exchange agreement (the “Series B Shares”); and (b) Red Anchor (also party to the HotPlay exchange agreement), Cern One and certain other creditors of Axion, exchanged $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion creditors (Axion debt), with the Company, in exchange for 3,828,500 shares of Series C Preferred Stock (discussed and described below under “Description of Monaker Capital Stock—Series C Convertible Preferred Stock”, beginning on page 288), which are automatically convertible into common shares of the Company upon the occurrence of certain events on a one-for-one basis (the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and Cern One was granted warrants to purchase 1,914,250 shares of common stock (with such number of shares of common stock equal to approximately the aggregate Axion debt divided by four) with an exercise price of $2.00 per share (the “creditor warrants” and such shares of common stock issuable upon exercise of the creditor warrants, the “creditor warrant shares”). The creditor warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The creditor warrants vest on the later of (a) the Approval Date (defined and discussed below under “Description of Monaker Capital Stock—Series B Convertible Preferred Stock”, beginning on page 287), and the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the creditor warrants will terminate (as applicable, the “Vesting Date”). The shares of common stock issuable upon conversion of the Series B Preferred and Series C Preferred Stock, as discussed above, are subject to adjustment in connection with any reverse stock split implemented prior to the closing of the HotPlay share exchange, and the creditor warrants, including the number of shares issuable upon exercise thereof, and the exercise price thereof, are subject to adjustment in connection with any stock split (forward or reverse) implemented prior to or after the closing.

A vote “FOR” approval of this Proposal No. 2 will include a “FOR” ratification of the Axion exchange agreement and the terms thereof, and “FOR” approval of the issuance of such number of shares of common stock as are issuable upon conversion of the Series B Shares and Series C Shares, and upon exercise of the creditor warrants, pursuant to their terms.

The terms of, reasons for and other aspects of the Axion exchange agreement, the Axion share exchange and the issuance of Monaker common stock of Monaker upon conversion of the Series B Shares and Series C Shares, and upon exercise of the creditor warrants are described in detail in the other sections of this proxy statement.

Vote Required

Proposal No. 2 is being submitted to stockholders pursuant to the terms of the Axion share exchange. The affirmative vote of the holders of a majority of the votes cast on this proposal at the Special Meeting is required for approval of Proposal No. 2. Abstentions will be treated as votes against this proposal.

Recommendation of Monaker Board of Directors

THE MONAKER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE MONAKER STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE AXION EXCHANGE AGREEMENT AND THE ISSUANCE OF MONAKER COMMON STOCK UPON CONVERSION OF THE SERIES B SHARES AND SERIES C SHARES, AND UPON EXERCISE OF THE CREDITOR WARRANTS.

PROPOSAL NO. 3:
APPROVAL OF THE FILING OF ARTICLES OF AMENDMENT TO MONAKER’S ARTICLES OF INCORPORATION TO AFFECT A NAME CHANGE TO “NEXTPLAY TECHNOLOGIES, INC.”

General

In connection with the Share exchanges, Monaker is asking its stockholders to approve an amendment to the Monaker charter to affect a name change of Monaker to “NextPlay Technologies, Inc.”, which the board of directors believes will better reflect the new direction of the combined company, i.e., video game creation, in-game advertising and the continuation of Monaker’s legacy travel operations. The change will be affected by the filing of a Certificate of Amendment to Monaker’s Articles of Incorporation in substantially the form of Annex G to this proxy statement, which is subject to non-material technical, administrative, or similar changes and modifications in order to comply with Nevada law or to file such amendment with the Secretary of State of Nevada. Monaker stockholders should read the proposed amendment to the Monaker charter in its entirety.

The board of directors reserves the rights to combine the proposed amendment to change Monaker’s name to “Nextplay Technologies, Inc.” and the proposed reverse stock split (described in Proposal No. 4, below), into one amendment, in its discretion, notwithstanding the fact that approval for each such amendments are being sought separately at the Special Meeting.

The Monaker board approved and recommends that the Monaker stockholders adopt the amendment to the Monaker charter.

In connection with the name change, effective upon the closing of the HotPlay share exchange, and subsequent to such name change being effective, the trading symbol of our common stock on The NASDAQ Capital Market will change to “NXTP”.

The Monaker board recommends a vote “FOR” the Monaker charter amendment proposal.

Vote Required

Proposal No. 3 is being submitted to stockholders pursuant to the terms of the share exchange agreements. The affirmative vote of holders of a majority of the outstanding shares of Monaker common stock on the record date is required to approve the amendment to Monaker’s Articles of Incorporation to affect the name change.

Recommendation of Monaker Board of Directors

THE MONAKER BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT AUTHORIZING AN AMENDMENT TO MONAKER’S ARTICLES OF INCORPORATION TO AFFECT A NAME CHANGE TO “NEXTPLAY TECHNOLOGIES, INC.” IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, MONAKER AND ITS STOCKHOLDERS AND HAS APPROVED SUCH AMENDMENT. THE MONAKER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MONAKER STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE AMENDMENT AFFECTING THE NAME CHANGE.

PROPOSAL NO. 4:
APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF
MONAKER TO AFFECT A REVERSE STOCK SPLIT

General

The Monaker board of directors has approved and has recommended that the Monaker stockholders approve a proposal to authorize Monaker’s board of directors to affect a reverse stock split of all of its outstanding common stock at a ratio of between and including one-for-one and one-for-five (the “reverse split exchange ratio”), with the Monaker board of directors having the discretion as to whether or not the reverse split is to be effected, and with the exact reverse split exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Monaker board of directors in its sole discretion (the “reverse stock split”). The proposal provides that the board of directors of Monaker will have sole discretion to elect, at any time prior to or concurrently with, the HotPlay share exchange, as it determines to be in Monaker’s best interest, with the approval of HotPlay, whether or not to affect the reverse stock split, and, if so, the number of Monaker shares of common stock within the reverse split exchange ratio which will be combined into one share of Monaker’s common stock.

The reverse stock split may be implemented by the Monaker board of directors, if the Monaker reverse split proposal is approved by the Monaker stockholders, in order for the combined company to meet the initial listing requirements of The NASDAQ Capital Market. Specifically, The NASDAQ Capital Market has advised the Company that the HotPlay share exchange will constitute, a “back-door listing”/“reverse merger” and as such, that Monaker (and its common stock) will be required to qualify for initial listing on The NASDAQ Capital Market, pursuant to the applicable guidelines and requirements of The NASDAQ Capital Market as of the closing of the HotPlay share exchange. One of the requirements for such initial listing approval (based on the listing standard that Monaker anticipates meeting) is that Monaker have a stock price above $3 per share.

The determination as to whether the reverse stock split will be affected and, if so, pursuant to which reverse split exchange ratio, will be based upon those market or business factors deemed relevant by the Monaker board of directors at that time, including, but not limited to:

●	listing standards under The NASDAQ Capital Market;

●	existing and expected marketability and liquidity of Monaker’s common stock;
●	prevailing stock market conditions;

●	the historical trading price and trading volume of Monaker’s common stock;

●	the then prevailing trading price and trading volume of Monaker’s common stock and the anticipated impact of the reverse split on the trading market for Monaker’s common stock;

●	the anticipated impact of the reverse split on Monaker’s ability to raise additional financing;

●	business developments affecting Monaker;

●	Monaker’s actual or forecasted results of operations; and

●	the likely effect on the market price of Monaker’s common stock.

The board of directors of Monaker believes that stockholder approval granting the board discretion to set the actual exchange ratio within the range of the reverse split exchange ratio, rather than stockholder approval of a specified exchange ratio, provides Monaker with maximum flexibility to react to then-current market conditions and volatility in the market price of Monaker’s common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $3.00 per share. If the Monaker board of directors determines to implement the reverse stock split, Monaker intends to issue a press release and/or Current Report on Form 8-K announcing the terms and effective date of the reverse stock split before it files the amendment with the Secretary of State of the State of Nevada.

If Monaker’s board of directors determines that effecting the reverse stock split is in its best interest, the reverse stock split will become effective upon the filing of an amendment to Monaker’s Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to Monaker’s Articles of Incorporation to affect the reverse stock split will be in substantially the form as attached to this proxy statement as Annex H  (the “Amendment”), which is subject to non-material technical, administrative or similar changes and modifications in order to comply with Nevada law or to file such amendment with the Secretary of State of Nevada. The Amendment filed thereby will set forth the number of shares to be combined into one share of Monaker’s common stock within the limits set forth in this proposal, but will not have any effect on the number of shares of common stock or preferred stock then authorized, the ability of Monaker’s board of directors to designate preferred stock, the par value of Monaker’s common or preferred stock, or any series of preferred stock previously authorized (except to the extent such reverse stock split adjusts the conversion ratio of such previously designated preferred stock). Although Annex H still shows Monaker’s name as “Monaker Group, Inc.”, in the event the Amendment is filed after the amendment to affect a change in Monaker’s name as described in Proposal No. 3, such form of Amendment will reflect the name “Nextplay Technologies, Inc.” instead of “Monaker Group, Inc.”

The board of directors reserves the rights to combine the proposed amendment to change Monaker’s name to “Nextplay Technologies, Inc.” (described in Proposal No. 3, above) and the proposed reverse stock split, into one amendment, in its discretion, notwithstanding the fact that approval for each of such amendments is being sought separately at the Special Meeting.

Purpose of the Reverse Stock Split

The primary purpose of the reverse stock split will be to increase proportionately the per share trading price of Monaker’s common stock. As discussed above, because the combined company is required to meet the initial listing requirements of The NASDAQ Capital Market for the Monaker common stock to traded on The NASDAQ Capital Market, we anticipate that Monaker’s common stock price will need to be above $3.00 per share. Approval of the Monaker reverse split proposal will be necessary to provide the Monaker board of directors the ability to affect the Monaker reverse stock split in order to make sure that such minimum stock price is met upon closing of the HotPlay share exchange.

Monaker Board of Directors Discretion to Implement the Reverse Stock Split

If the Monaker reverse stock proposal is approved by the Monaker stockholders, the reverse stock split will be affected, if at all, only upon a determination by the board of directors of Monaker that the reverse stock split is in the best interests of Monaker and its stockholders. The board’s determination as to whether the reverse stock split will be affected and, if so, at which reverse split exchange ratio, will be based upon certain factors, including prevailing stock market conditions, trading prices of Monaker’s common stock prior to such reverse stock split, the timing of closing the HotPlay share exchange, the likely effect on the market price of Monaker’s common stock, and the listing standards of The NASDAQ Capital Market. If the board does not act to implement the reverse stock split prior to closing the HotPlay share exchange, the authorization granted by stockholders pursuant to this proposal would be deemed abandoned and without any further effect.

Effect of the Reverse Stock Split

If approved by Monaker stockholders and implemented by the board of directors of Monaker, as of the effective time of the Amendment, each issued and outstanding share of Monaker’s common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of Monaker common stock, depending upon the reverse split exchange ratio selected by the board, which could range between and including one-for-one and one-for-five. As discussed in further detail below, Monaker will not issue any fractional shares of Monaker common stock in connection with the reverse stock split. Instead, holders of Monaker common stock will have any fractional shares of Monaker common stock which they would be due as a result of the reverse stock split rounded up to the nearest whole share.

Except to the extent that the reverse stock split would result in any stockholder having any fractional shares rounded up to the nearest whole share as a result of the reverse stock split, as described below, the reverse stock split will not:

●	affect any stockholder’s percentage ownership interest in Monaker;

●	affect any stockholder’s proportionate voting power;

●	substantially affect the voting rights or other privileges of any stockholder; or

●	alter the relative rights of common stockholders, preferred stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the reverse split exchange ratio selected by the board of directors, the principal effects of the reverse stock split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between one and five, notwithstanding any rounding;

●	the per share exercise price will be increased by a factor between one and five, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of Monaker common stock;

●	the number of shares authorized and reserved for issuance under Monaker’s existing equity compensation plans will be reduced proportionately; and

●	the conversion rates for holders of Monaker’s preferred stock (provided none are currently outstanding) and other outstanding securities will be adjusted proportionately, subject to their terms.

If the reverse stock split is implemented, the Amendment will not reduce the number of shares of Monaker’s common stock or preferred stock authorized under its Articles of Incorporation, as amended, the right of its board of directors to designate preferred stock, the par value of Monaker’s common or preferred stock, or otherwise effect Monaker’s designated series of preferred stock, except to affect the exchange ratio thereof.

Monaker’s common stock is currently registered under Section 12(b) of the Exchange Act, and Monaker is subject to the periodic reporting and other requirements thereof. Monaker does not have any intent to seek any change in its status as a reporting company under the Exchange Act either before or after the reverse stock split.

Pro Forma Effects of a Range of Proposed Reverse Stock Splits

As the exchange ratio has not yet been determined, the following illustrates the referenced example exchange ratios:

		Common Equity Subsequent to Various
		Reverse Split Exchange Ratios
Equity Instruments Subject to Reverse Stock Split (1)	Common Equity Prior to Reverse Split	1-for-2	1-for-3	1-for-5
Shares of Monaker common stock outstanding	18,765,839	9,382,920	6,255,280	3,753,168
Shares issuable upon exercise of outstanding warrants to purchase shares of common stock (excluding the creditor warrants)	1,131,671	565,836	377,224	226,335
Estimated shares issuable upon conversion of the outstanding Series B Preferred Stock	7,417,700	3,708,850	2,472,567	1,483,540
Shares issuable upon conversion of the outstanding Series C Preferred Stock	3,828,500	1,914,250	1,276,167	765,700
Shares issuable upon exercise of creditor warrants (2)	1,914,250	957,125	638,084	382,850
Estimated shares issuable to HotPlay stockholders at the closing	52,000,000	26,000,000	17,333,334	10,400,000
Issuable in lieu of cash payments due pursuant to the Longroot acquisition (3)	150,000	75,000	50,000	30,000
Reserved under stock plans (not including the proposed 2021 Equity Incentive Plan discussed in Proposal 5)	1,336,279	668,140	445,427	267,256
Total shares outstanding and reserved, required for issuance upon conversion of outstanding convertible securities and estimated to be issued at the closing	86,544,239	43,272,130	28,848,080	17,308,848
The current number of shares of authorized common stock of Monaker	500,000,000	500,000,000	500,000,000	500,000,000

Shares available for future issuance (Total shares authorized less total shares outstanding and reserved, required for issuance upon conversion of outstanding convertible securities and estimated to be issued at the closing)	413,455,761	456,727,880	471,151,920	482,691,152

(1)

Does not include shares issuable upon conversion of outstanding HotPlay convertible notes which are only convertible into Monaker common stock upon the termination of the HotPlay exchange agreement.

(2)

Vest on the earlier of (i) the date the Axion debt is fully repaid by Axion or (ii) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, and assuming the closing occurs.

(3)

Pursuant to the November 2020 acquisition of Longroot, Inc., Monaker owes the seller $900,000 payable in three installments of $300,000 each, due on or prior to (i) December 16, 2020; (ii) March 16, 2020; and (iii) April 15, 2021. The seller has the option to elect to receive any or all of such amounts in shares of common stock of Monaker, with such number of shares issuable based on a Company stock price of $3.00 per share.

Additionally, the below table sets forth (A) the weighted average exercise price of (i) outstanding warrants (other than the creditor warrants); and (ii) the creditor warrants; and (B) the conversion ratio of the Series B Preferred Stock and Series C Preferred Stock, which are automatically convertible into common stock of Monaker upon the closing.

	Prior to Reverse Split	1-for-2	1-for-3	1-for-5

Weighted Average Exercise Price of Outstanding Warrants of Monaker (other than the creditor warrants)	$3.34	$6.68	$10.02	$16.70
Exercise Price of creditor warrants	$2.00	$4.00	$6.00	$10.00
Conversion Ratio of Monaker Series B Preferred Stock (X-for-1)	0.74177	0.37089	0.24726	0.14835
Conversion Ratio of Monaker Series C Preferred Stock (X-for-1)	1	0.5	0.33	0.20

If the reverse stock split is implemented, the Amendment will not reduce the number of shares of Monaker’s common stock or preferred stock authorized under its Articles of Incorporation (including as a result of the Monaker charter amendment proposal), as amended, the right of its board of directors to designate preferred stock, the par value of Monaker’s common or preferred stock, or otherwise affect Monaker’s designated series of preferred stock, except to affect the exchange ratio thereof.

Monaker’s common stock is currently registered under Section 12(b) of the Exchange Act, and Monaker is subject to the periodic reporting and other requirements thereof. Monaker does not have any intention to seek any change in its status as a reporting company under the Exchange Act either before or after the reverse stock split.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified (based on the final reverse split exchange ratio), will be entitled to have their fractional shares rounded up to the nearest whole share.

Effective Time of the Reverse Stock Split

The effective time for the reverse stock split will be the date on which Monaker files the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment, provided that the effective date must occur prior to or concurrently with, the closing of the HotPlay share exchange.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Monaker stockholders approve the reverse stock split, and if the Monaker board of directors believes that a reverse stock split is in the best interests of Monaker and its stockholders, Monaker will file the Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada at such time as the Monaker board of directors has determined to be the appropriate split effective time. The Amendment filed thereby will contain the final reverse split exchange ratio selected by the Monaker board of directors within the limits set forth in this proposal to be combined and reclassified into one share of Monaker common stock. The Monaker board of directors may delay effecting the reverse stock split without resoliciting stockholder approval. Beginning at the split effective time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the split effective time, stockholders will be notified that the reverse stock split has been affected. Monaker expects that the Monaker transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by Monaker. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed a letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.

STOCKHOLDERS OF MONAKER SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS REQUESTED TO DO SO

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, Monaker’s board of directors does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of Monaker’s common stock ($0.00001 per share). However, at the effective time of the reverse stock split, the stated capital attributable to common stock on Monaker’s balance sheet will be reduced proportionately based on the reverse split exchange ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of Monaker’s common stock outstanding.

Appraisal Rights

Under the Nevada Revised Statutes, Monaker stockholders are not entitled to appraisal rights with respect to the reverse stock split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split, as well as those risks set forth herein under “Risk Factors—Risks Related to the Proposed Reverse Stock Split”, beginning on page 50:

●	The price per share of Monaker’s common stock after the reverse stock split may not reflect the reverse split exchange ratio implemented by the board of directors of Monaker and the price per share following the effective time of the reverse stock split may not be maintained for any period of time following the reverse stock split. For example, based on the closing price of Monaker’s common stock on February 26, 2021 of $2.90 per share, if the reverse stock split was implemented at a reverse split exchange ratio of 1-for-2, there can be no assurance that the post-split trading price of Monaker’s common stock would be $5.80 or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of Monaker’s common stock following a reverse stock split may be lower than before the reverse stock split.

●	There is no assurance that following the reverse stock split that the combined company will, to the extent required, meet the initial listing criteria for companies trading on The NASDAQ Capital Market, which could cause Monaker’s common stock to be delisted or subject to delisting.

●	The trading liquidity of Monaker’s common stock could be adversely affected by the reduced number of shares outstanding after the reverse stock split.

●	If a reverse stock split is implemented by the board of directors, some stockholders may consequently own less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of Monaker’s common stock.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to affect a change in the composition of Monaker’s board or contemplating a tender offer or other transaction for Monaker’s combination with another company). However, the Monaker reverse split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of Monaker’s common stock or obtain control of Monaker, nor is it part of a plan by management to recommend a series of similar amendments to Monaker’s board or stockholders, other than in connection with the HotPlay share exchange.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the proposed reverse stock split to individual stockholders of Monaker is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed reverse stock split. In addition, Monaker has not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed reverse stock split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed reverse stock split on them under applicable federal, state, local and foreign income tax laws.

●	Monaker believes that the reverse stock split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the reverse stock split. However, a stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. Monaker believes such tax event will be minimal or insignificant for most stockholders.

●	The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the reverse stock split.

●	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

HOLDERS OF MONAKER COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a United States Holder of Monaker common stock generally should not recognize gain or loss upon the reverse stock split. A United States Holder’s aggregate tax basis in the shares of Monaker common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of the Monaker common stock surrendered, and such United States Holder’s holding period in the shares of Monaker common stock received should include the holding period in the shares of Monaker common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Monaker common stock surrendered to the shares of Monaker common stock received in a recapitalization pursuant to the reverse stock split. United States Holders of shares of Monaker common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of a majority of the shares eligible to be voted at the Monaker Special Meeting, in person (including virtually) or by proxy. As a result, abstentions will have the same effect as votes against this proposal. For the approval of this Proposal No. 4, you may vote “FOR” or “AGAINST” or abstain from voting.

Notwithstanding the above, in the event that the HotPlay share issuance proposal and name change proposal are approved by the stockholders at the Special Meeting, but the reverse split proposal isn’t, the Board may choose to approve a reverse stock split without stockholder approval pursuant to Nevada law, which would result in a pro-rata decrease in not only the Company’s issued and outstanding shares of common stock, but also the Company’s authorized shares of common stock and provided further that in the event the board of directors determines that no reverse stock split is required, the approval of the reverse stock proposal will not be a condition to the closing.

Recommendation of Monaker Board of Directors

THE MONAKER BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT AUTHORIZING AN AMENDMENT TO MONAKER’S ARTICLES OF INCORPORATION TO AFFECT A REVERSE STOCK SPLIT OF MONAKER’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, PURSUANT TO WHICH A WHOLE NUMBER OF OUTSTANDING SHARES BETWEEN AND INCLUDING ONE (1) AND FIVE (5) TO BE DETERMINED BY THE MONAKER BOARD OF DIRECTORS, WOULD BE COMBINED AND RECLASSIFIED INTO ONE SHARE OF MONAKER COMMON STOCK, IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, MONAKER AND ITS STOCKHOLDERS AND HAS APPROVED SUCH AUTHORIZATION. THE MONAKER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MONAKER STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE AMENDMENT EFFECTING THE REVERSE STOCK SPLIT.

PROPOSAL NO. 5:
APPROVAL AND ADOPTION OF THE 2021 EQUITY INCENTIVE STOCK PLAN AND THE MATERIAL TERMS THEREOF

General

On January 5, 2021, the Company’s board of directors adopted the Company’s 2021 Equity Incentive Plan, which we refer to as the 2021 Plan, subject to stockholder approval at the Company Special Meeting (i.e., such 2021 equity plan is not effective until adopted by the stockholders of the Company).

The following is a summary of the principal features of the 2021 Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan. It is qualified in its entirety by reference to the full text of the 2021 Plan, as proposed to be approved and adopted, which is attached as Annex I.

The 2021 Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the board of directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the board of directors in its discretion shall deem relevant.

Shares Available Under the 2021 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) 15% of the Company’s total outstanding shares of common stock of the Company outstanding immediately after the closing and Axion preferred conversion (which would be approximately 12.3 million shares, based on the current number of shares outstanding and shares of common stock issuable at the closing and pursuant to the Axion preferred conversion, but is subject to change prior to closing in the event the Company issues additional shares of common stock prior to closing), and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2030, in each case subject to the approval of the board of directors or the compensation committee of the Company on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) five million (5,000,000) shares of common stock (which number is not subject to adjustment in connection with any reverse stock split affected prior to the closing); and (C) such smaller number of shares as determined by the board of directors or Compensation Committee (the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the board of directors or the Compensation Committee does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 50,000,000 (which number is not subject to adjustment in connection with any reverse stock split affected prior to the closing) incentive stock options may be granted pursuant to the terms of the 2021 Plan.

 If an award granted under the 2021 Plan entitles a holder to receive or purchase shares of the Company’s common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2021 Plan. As a result, the shares available for granting future awards under the 2021 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2021 Plan in connection with awards previously granted under such 2021 Plan will again be available for awards under the 2021 Plan as follows: shares of the Company’s common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

In no event, however, may common stock that is surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements be available for future grants under the 2021 Plan. In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2021 Plan.

The shares available for awards under the 2021 Plan will be authorized but unissued shares of the Company’s common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2021 Plan. The 2021 Plan is administered by either (a) the Compensation Committee; or (b) the entire board of directors of the Company, as determined from time to time by the board of directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2021 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2021 Plan.

On or after the date of grant of an award under the 2021 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2021 Plan. Incentive stock options may be granted under the 2021 Plan only to employees of the Company and its affiliates. Employees, directors and consultants of the Company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

No awards are issuable by the Company under the 2021 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.00001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2021 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2021 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2021 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant non-statutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2021 Plan are not intended to qualify as incentive stock options under the Code.

Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2021 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with the Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to the Company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2021 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2021 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time-to-time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share shall be made in cash, whole shares of common stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of the Company’s common stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2021 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2021 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Termination of the 2021 Plan

The 2021 Plan will automatically terminate on the 10th anniversary of original approval date of the 2021 Plan (January 5, 2031). However, prior to that date, the Company’s board of directors may amend or terminate the 2021 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2021 Plan.

The Company’s board of directors may submit any other amendment to the 2021 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2021 Plan, the Administrator will adjust or substitute awards as it determines equitable.

Change of Control Treatment. Upon the occurrence of:

           (i)            the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

           (ii)            the approval by the board of directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

           (iii)           in the absence of a prior expression of approval by the board of directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2021 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2021 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Modification of Awards under the 2021 Plan

The Administrator is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period, acceleration of the vesting schedule of such awards. However, no such action may materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent.

Additionally, notwithstanding anything to the contrary in the 2021 Plan, the Company may reprice any stock option granted under the plan without the approval of the stockholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under GAAP, or (C) canceling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the 2021 plan, or (2) reduce the exercise price below the fair market value of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted. Upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

Awards planned under the 2021 Plan

There are no current plans to issue any awards under the 2021 Plan at this time.

What vote is required to approve and adopt the 2021 Plan and the material terms thereof?

The approval and adoption of the 2021 Plan and the material terms thereof requires the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Special Meeting. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting on the proposal. However, broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Our board of directors has approved the 2021 Plan described in Proposal No. 5, subject to stockholder approval. If Proposal No. 5 is not approved by the Company’s stockholders at the Special Meeting, the 2021 Plan will not be adopted.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE 2021 PLAN AND THE MATERIAL TERMS THEREOF.

PROPOSAL NO. 6:
APPROVAL OF POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

General

If Monaker fails to receive a sufficient number of votes to approve Proposal Nos. 1, 2, 3, 4, and 5, Monaker may propose to adjourn the Special Meeting for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal Nos. 1, 2, 3 and 4. Monaker currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3, 4, and 5.

Vote Required

The affirmative vote of a majority of the shares of Monaker common stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposal Nos. 1, 2, 3, 4 and 5.

Recommendation of Monaker Board of Directors

THE MONAKER BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MONAKER STOCKHOLDERS VOTE “FOR” THE POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 1, 2, 3, 4, AND 5. SUBJECT TO PROVIOS BELOW, EACH OF PROPOSAL NOS. 1, 3 AND 4 ARE CONDITIONED UPON EACH OTHER AND THE APPROVAL OF EACH SUCH PROPOSAL IS REQUIRED TO CONSUMMATE THE SHARE EXCHANGE (PROVIDED THAT IF MONAKER MEETS THE INITIAL LISTING REQUIREMENTS OF THE NASDAQ CAPITAL MARKET AT THE TIME OF THE CLOSING OF THE SHARE EXCHANGES WITHOUT THE NEED FOR A REVERSE STOCK SPLIT, IT IS ANTICIPATED THAT THE REVERSE STOCK SPLIT WILL NOT BE AFFECTED AND PROVIDED FURTHER THAT IN THE EVENT THAT EACH OF PROPOSALS 1, AND 3, BUT NOT 4, ARE APPROVED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, THE BOARD MAY CHOOSE TO APPROVE A REVERSE STOCK SPLIT WITHOUT STOCKHOLDER APPROVAL PURSUANT TO NEVADA LAW, WHICH WOULD RESULT IN A PRO-RATA DECREASE IN NOT ONLY THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, BUT ALSO THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK AND PROVIDED FURTHER THAT IN THE EVENT THE BOARD OF DIRECTORS DETERMINES THAT NO REVERSE STOCK SPLIT IS REQUIRED, THE APPROVAL OF THE REVERSE STOCK PROPOSAL WILL NOT BE A CONDITION TO THE CLOSING).

MONAKER BUSINESS

Organizational History

Our predecessor, Maximus Exploration Corporation, was incorporated in the State of Nevada on December 29, 2005, and was a reporting ‘shell company’ as defined in Rule 405 of the Securities Act (“Maximus”). Extraordinary Vacations Group, Inc. (“EXVG”) was incorporated in the State of Nevada in June 2004. Extraordinary Vacations USA Inc. (“EVUSA”), EXVG’s wholly-owned subsidiary, is a Delaware corporation, incorporated on June 24, 2002. On October 9, 2008, EXVG agreed to sell 100% of EVUSA to Maximus and consummated a reverse merger with Maximus. Maximus then changed its name to Next 1 Interactive, Inc. On June 24, 2015, we changed our name to Monaker Group, Inc.

On May 12, 2012, we effected a 1:500 reverse stock-split of all of our outstanding shares of common stock, which has been retroactively reflected herein.

On June 25, 2015, we effected a 1:50 reverse stock-split of all of our outstanding shares of common stock, which has been retroactively reflected herein.

On February 12, 2018, we effected a 1:2.5 reverse stock-split of all of our outstanding shares of common stock, which has been retroactively reflected herein.

Overview

Monaker Group, Inc., is an innovative technology company that is building next generation solutions to power the travel, gaming, and cryptocurrency industries. We believe the most promising part of our business plan is our ability to achieve shareholder value through acquisition and organic growth that presents new opportunities in the leisure space and strengthens our existing technology platforms.

Through our subsidiaries NextTrip and Maupintour, we provide travel technology solutions with a primary emphasis on alternative lodging rental (ALR) properties. Our proprietary Booking Engine provides travel distributors access to a sizeable inventory of ALR properties allowing them to combine ALR with traditional components of travel (Air, Car, Cruise, etc.).

Our industry-leading platform assists property managers in booking, and broadening the market for, their homes. The Company serves three major constituents: (1) property managers, (2) travelers, and (3) other travel/lodging distributors. Property managers integrate their detailed property listings into the Monaker Booking Engine with the goal of reaching a broad audience of travelers seeking ALRs, through distribution channels they could not access otherwise.

All of Monaker’s ALRs, also commonly referred to as Vacation Rentals are:

i)	Controlled by Property Management Companies. This is a key point of differentiation for Monaker, as the sole focus of Property Management Companies is to rent and service their properties, unlike an individual homeowner who often rents their property on a casual or part-time basis. We believe working with property managers results in four key benefits:
►	All properties are Instantly Bookable (all Property Management Company inventory is integrated into Monaker’s Booking Engine allowing for instant confirmations);
►	Higher levels of service for renters (property managers are full-time operators);
►	Higher Quality Assurance (property managers generally have an incentive to eliminate trouble properties); and
►	Certified Rentable (most property managers are licensed and bonded requiring them to ensure properties are “legal to rent” and are further responsible for paying required taxes on behalf of homeowners.
ii)	Exclusively Individual Units. Our vacation homes and residential resort units are never shared, nor do we rent rooms in homes like other ALR companies. All ALR inventory is fully furnished, privately owned residential properties, including homes, condominiums, apartments, villas and cabins that property managers rent to the public on a nightly, weekly or monthly basis.

Monaker has uniquely positioned itself in the ALR sector – which is one of the fastest growth segments within the travel industry. ALR inventory provides a key solution to traditional travel distributors. According to a January 3, 2017 article by Kevin May, the Editor In Chief of PhocusWire, as posted on Tnooz.com (“Private accommodation travel bookings to reach $106 billion by 2018”), it is estimated that roughly 1 out of 5 lodging accommodations in 2018 was an ALR transaction and by most accounts this growth is continuing to accelerate (notwithstanding the current decreases in lodging and travel caused by COVID-19).

Monaker B2B ALR offerings are timely in addressing traditional travel distributors’ needs to protect their client base by allowing them seamless access to ALR products. With the rapid growth of companies like Airbnb, we believe that traditional travel companies are realizing that not having access to this high demand vacation rental inventory means risking the loss of their consumers to other ALR sites. By connecting to Monaker’s Booking Engine, travel distributors can sell ALR inventory alongside their existing travel products (i.e., Air/Car/Hotel/Cruise/Tour bookings). This, solves a key issue by allowing the customers of traditional travel distributors to complete their entire vacation package booking on their website versus forcing them to go to an ALR website and potentially lose the entire booking.

Monaker’s Direct to Consumer Websites

Monaker has established a direct-to-consumer presence though a number of websites. These sites include NextTrip.com, our corporate travel management platform focused on small to medium-sized business, that provides companies the ability to book travel, manage travel expenses, and process employee expense reports. A differentiating feature of our NextTrip.com solution is the ability for corporate travelers to book ALR properties as part of their travel itinerary. Our Maupintour.com marketplace provides luxury, personalized tours, and activities at destinations, as well as the ability to book ALR properties.

Monaker identifies and sources ALR properties which it consolidates through its Monaker Booking Engine, allowing for instantly bookable properties being packaged alongside other travel products; this is its distinguishing niche. The ALRs are owned and leased by third parties and are available to rent through Monaker’s websites as well as through other distributors. Monaker’s services include critical elements such as technology, an extensive film library, trusted brands and established partnerships that enhance product offerings and reach. We believe that consumers are quickly adopting video for researching and educating themselves prior to purchases, and Monaker has carefully amassed video content, key industry relationships and a prestigious travel brand as cornerstones for the development and deployment of core-technology on both proprietary and partnership platforms.

Monaker sells travel services to leisure and corporate customers around the world. Our primary focus is to incorporate ALR options into our current offerings of scheduling, pricing and availability information for booking reservations for airlines, hotels, rental cars, as well as other travel products such as sightseeing tours, shows and event tickets, and theme park passes. The Company sells these travel services both individually and as components of dynamically-assembled packaged travel vacations and trips. In addition, the Company provides content that presents travelers with information about travel destinations, maps and other travel details. In December 2020, the Company introduced its new corporate travel platform under the NextTrip brand. This platform allows our users to search large travel suppliers of alternative lodging inventories and combine ALR with their air and car booking.

The platform is a proprietary technology that allows our users to search large travel suppliers of alternative lodging inventories and offers comprehensive and optimal alternatives at the most inexpensive rates to choose from.

In March 2018, the Company introduced Travelmagazine.com, an online travel publication with the aim of giving travelers around the world inspiration for future travel destinations and trips. The publication offers written articles, videos, and podcasts. Moving forward, we hope that Travelmagazine.com will become a central hub of information for travelers who are looking to get detailed information on destinations all around the world. We also plan to move Travelmagazine.com from having content created by a team of staff writers, to a team of worldwide writers who will contribute content for publication in the future, funding permitting. The website is expected to be supported by advertising and allow for promotion of both ALR and Maupintour vacation products.

The Company sells its ALR travel inventory through various distribution channels. The primary distribution channel is through its business-to-business (B2B) channel partners which include sales via (i) other travel companies’ websites and (ii) networks of third-party travel agents. Secondary distribution will occur through the Company’s own websites at NextTrip.com and Maupintour.com. Additionally, we will be offering high end ALR products along with specialty travel products and services via Maupintour.com, targeting high value inventory to customers with complex or high-end travel needs.

Monaker’s core holdings are planned to be streamlined by this summer into four key platforms being; the Monaker Booking Engine (MBE), NextTrip.com, Maupintour.com, and TravelMagazine.com.

➢	The Monaker Booking Engine (MBE) is the Company’s proprietary technology and platform providing access to more than 3.4 million instantly bookable vacation rental homes, villas, chalets, apartments, condos, resort residences, and castles. This ALR product can be accessed by other travel distributors using the Company’s API.
➢	NextTrip.com is targeted at small to midsized businesses offering them a customized travel solution for business travel to meetings, conferences, conventions or even vacation travel and gives the companies lower costs, better expense control and in the future the option for a “self-branded” website.
➢	Maupintour complements the Nextrip.com offerings by providing high-end tour packages, activities/attractions, and specialized ALRs that cannot be booked on a real-time basis. These ALRs tend to be sourced from owners and managers who have not invested in a reservation management system and/or the owner or manager prefers to personally vet the customer before accepting a booking; typically, because the ALR is a high value property.

➢	Travelmagazine.com, an online travel publication with the aim of giving travelers around the world inspiration for future travel destinations and trips. The publication offers written articles, videos, and podcasts. Moving forward, we plan for Travelmagazine.com to become a central hub of information for travelers who are looking to get detailed information on destinations all around the world.

Cryptocurrency Portal

As discussed in greater detail below under “Longroot Thailand Acquisition”, on November 16, 2020, the Company acquired 100% of Longroot, Inc., a Delaware corporation (“Longroot”), which in turn owned 57% of Longroot Limited, a Cayman Islands company (“Longroot Cayman”). Longroot Cayman owned 49% of the outstanding shares (100% of the ordinary shares) of Longroot Holding (Thailand) Company Limited (“Longroot Thailand”), provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand. Longroot has since increased its ownership in Longroot Cayman and currently Longroot owns an approximate 36.75% indirect interest in Longroot Thailand, due to its ownership of 75% of Longroot Cayman, which in turn owns 49% of Longroot Thailand (75% x 49% = 36.75%)), provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

Longroot Thailand, provides blockchain technology solutions for the fast-growing cryptocurrency marketplace. Longroot Thailand is an Initial Coin Offering (ICO) portal operator authorized and regulated under the Thai Digital Asset Business Law and licensed by the Thai Securities and Exchange Commission. Longroot Thailand provides fully regulated and licensed digital assets financing, and investment services for digital assets. This innovative business model opens the door for new digital currency financing mechanisms, and new digital investment products. Monaker, with its indirect control over Longroot Thailand, is planning to use Longroot Thailand’s technology and digital asset capabilities to create regulated cryptocurrencies designed to allow consumers to invest in unique revenue streams in wholesale travel, real estate homes and hotels, gaming assets and digital advertising – as well as potential token and loyalty program opportunities complementary to Monaker’s planned gaming (with the acquisition of HotPlay) and current travel businesses.

Travel Products and Services

Products and Services

Monaker plans to focus on marketing ALR options directly to consumers and to other travel distributors. The Company’s concentration on ALRs is driven by contracts with vacation home (including timeshare) unit owners and managers that make their properties available NEXTracker to consumers and to other travel portals (Distributors) for nightly or extended stays. In addition, we offer travelers activities and tours through our subsidiary, Maupintour. Therefore, not only can we assist a traveler with identifying a destination and the lodging at the destination, but we can provide options of activities while at the destination. We also provide the means for making arrangements for airline tickets, car rentals and lodging (i.e., hotels and ALRs in the near future). In summary, Monaker offers travelers the complete travel package made easy or... Travel Made EasyTM.

The average ALR search and booking takes a few hours while the average vacation planning process typically involves the consumer visiting up to seven travel websites and spending over 10 hours to book their vacation (according to Susan Ho, Founder of Journy). We believe the NextTrip.com website using the above features should reduce ALR/Vacation planning time from hours to minutes and with the convenience of one site (truly “Travel Made Easy”).

Products and Services for Property Owners and Managers

Listings. Property owners and managers are able to list a property, with no initial upfront fees, and provide those listings to us at a negotiated preferential rate for traveler bookings generated on our websites. Listings that are ‘real-time online bookable’ properties will be managed by the property owner or manager through an application program interface (API) which will provide real-time updates to each property and immediately notify the property owner or manager of all information regarding bookings, including modifications and cancellations. Information such as content, descriptions and images are provided to us through that API.

Listings that are “request-accept” properties will require communication and approval from the property owner or manager and will not be managed through an API (as discussed above). We will provide a set of tools for the property owner or manager that will enable them to manage an availability calendar, reservations, inquiries and the content of the listing. These tools will allow the property owner or manager to create the listing by uploading photographs, text descriptions or lists of amenities, a map showing the location of the property, and property availability, all of which can be updated throughout the term of the listing. Each listing will provide travelers the ability to use email or other methods to contact property owners and managers.

The listings will include tools and services to help property owners and managers run their vacation rental businesses more efficiently: responding to and managing inquiries, preparing and sending rental quotes and payment invoices, allowing travelers to book online and, enter into rental agreements, and processing online payments. Property owners and managers who elect to process online payments will be subject to a transaction fee.

Redistribution of Listings. We will make selected, online bookable properties available to online travel agencies as well as channel partners (jointly referred to as “Distributors”). We will be compensated for these services by receiving a commission that is added to the negotiated net rate for each booking.

Products and Services for Travelers

Search Tools and Ability to Compare. Our online marketplace NextTrip.com provides travelers with tools to search for and filter several travel products including air, car, accommodations (including ALRs) and activities based on various criteria, such as destination, travel dates, type of property, number of bedrooms, amenities, price, or keywords. NextTripVacations.com provides travelers access to our entire listing of ALRs; only lodgings are presented on this website.

Traveler Login. Travelers are able to create accounts on the NextTrip.com website that give them access to their booking activity through the website.

Travel Blog. Travel guides, videos and pictures as well as travel articles can be accessed through Travelmagazine.com.

Security. We use a combination of technology and human review to evaluate the content of listings and to screen for inaccuracies or fraud with the goal of providing only accurate and trustworthy information to travelers. Our company is Payment Card Industry (PCI) compliant to ensure the safety and security of our customer credit card data.

Reviews and Ratings. Travelers are able to submit online reviews of the ALRs they have rented through our websites. These reviews should convey the accuracy of the listing information found on our websites.

Communication. Travelers who create an account on our website will receive regular communications, including notices about places of interest, special offers, new listings, and an email newsletter. The newsletter will be available to any traveler who agrees to receive it and offers introductions to new destinations and vacation rentals, as well as tips and useful information when staying in vacation rentals.

Mobile Websites and Applications. We provide versions of our websites formatted for web browsers, smart-phones and tablets so that property owners, managers and travelers can access our websites and tools from mobile devices.

To date, we have focused on developing our booking engine and establishing relationships with suppliers to increase the size of our instantly bookable inventory. The booking engine has produced little revenue to date because, among other reasons, of the limited number of widely-used distribution partners with which we have been able to establish relationships. We have recently begun contracting with established, widely-used distribution partners to make our inventory available through their distribution channels. The success of the booking engine will depend on users of those distribution partners booking properties supplied by our booking engine, and on our ability to expand the number of such distribution partners that utilize our booking engine.

The Company has completed integrating several distributors for the booking of our ALR products and the Company continues to integrate suppliers of ALR products. We now have more than 3.4 million properties listed on our booking engine.

Products and Services for Cryptocurrency Investors

ICO Portal. Through our indirect control of Longroot Thailand, we, through Longroot Thailand, offer an ICO Portal located at Longroot.com, that provides investors a new digital investment product and gives suppliers a new digital currency financing mechanism. Monaker, through its indirect control of Longroot Thailand, is planning to use the technology and digital asset capabilities to create regulated cryptocurrencies designed to allow consumers to invest in unique revenue streams in wholesale travel, real estate homes and hotels, gaming assets and digital advertising – as well as potential token and loyalty program opportunities complementary to Monaker’s gaming (planned through the acquisition of HotPlay) and travel businesses.

The Company is a Nevada corporation headquartered in Sunrise, Florida.

Longroot Thailand Acquisition

On November 16, 2020, Monaker acquired 100% of Longroot, which in turn owned 57% of Longroot Cayman. Longroot Cayman owned 49% of the outstanding shares (100% of the ordinary shares) of Longroot Thailand, provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

The acquisition was made pursuant to the November 2, 2020 Stock Purchase Agreement (the “SPA”) entered into with Dr. Jason Morton (“Morton”), and for certain limited purposes set forth therein, Longroot. Pursuant to the SPA, the Company purchased, 100% of Longroot, in consideration for (a) $1,700,000 in cash; and (b) 200,000 shares of restricted common stock. A total of $100,000 was paid as a non-refundable deposit towards the purchase of Longroot on October 15, 2020, and a total of $700,000 was paid at the closing on November 16, 2020, along with the issuance of the shares. Additionally, prior to the closing, the Company advanced a separate $400,000 to Longroot which was used for working capital prior to closing which brought the purchase price to a total of $2.2 million. The remaining $900,000 owed to Morton pursuant to the terms of the SPA (the “Remaining Cash Payments”) is payable in three installments of $300,000 each, due on or prior to (i) December 16, 2020 (30 days after the closing), which amount has been paid in full; (ii) March 16, 2020 (120 days after the closing); and (iii) April 15, 2021 (150 days after the closing), of which $150,000 has previously been paid as discussed below. Pursuant to the SPA, Morton has the option to elect to receive any or all of the Remaining Cash Payments in shares of common stock of the Company, with such number of shares issuable based on a Company stock price of $3.00 per share.

The Company provided Morton demand registration rights in connection with shares of restricted common stock of the Company held by Morton, provided that Morton is not authorized to request more than one demand registration in any 12-month period. In the event such demand registration right is exercised, the Company has 60 days to file a registration statement to register the shares demanded to be registered and is required to use commercially reasonable best efforts thereafter to gain effectiveness of such registration statement, with all fees being paid for by the Company. The demand registration right has no expiration date.

Effective on December 11, 2020, the Company entered into a letter agreement with Morton, which revised the terms of the SPA. Pursuant to the letter agreement, we agreed to accelerate the payment of an aggregate of $150,000 of the $300,000 which was payable pursuant to the terms of the SPA on or prior to April 15, 2021 (which amount was promptly paid), in consideration for Morton agreeing to withdraw a prior demand he had made for the Company to file a registration statement to register the 200,000 shares of common stock previously issued to Morton pursuant to the terms of the SPA. We also agreed to file a registration statement to register the 200,000 shares no later than January 31, 2021, which registration statement has been filed and declared effective to date.

On January 5, 2021, the Company, through Longroot, subscribed to purchase an additional 100 shares of Longroot Cayman, in consideration for $1 million. The subscription was made pursuant to certain pre-emptive rights set forth in a shareholders’ agreement entered into between the shareholders of Longroot Cayman, and brought Longroot’s ownership of Longroot Cayman up to 75%.

A total of 22.9% of Longroot Cayman is owned by True Axion Interactive Ltd., of which Axion holds a 60% interest. Monaker currently owns approximately 33.85% of Axion’s shares.

Currently Longroot owns an approximate 36.75% indirect interest in Longroot Thailand, due to its ownership of 75% of Longroot Cayman, which in turn owns 49% of Longroot Thailand (75% x 49% = 36.75%)), provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

Longroot Thailand is an Initial Coin Offering (ICO) portal operator authorized and regulated under Thai Digital Asset Business Law and licensed by the Thai Securities and Exchange Commission. Longroot Thailand provides fully regulated and licensed digital assets financing, and investment services for digital assets. The Company believes that this innovative new business model opens the door to new financing mechanisms, and new investment products. Monaker, as a majority stakeholder in Longroot Thailand, is planning to use the technology and digital asset capabilities to create cryptocurrencies regulated under Thai law, designed to allow consumers to invest in unique revenue streams in wholesale travel, real estate homes and hotels, gaming assets and digital advertising – as well as potential token and loyalty program opportunities complementary to Monaker’s gaming and travel businesses.

Novel Coronavirus (COVID-19)

In December 2019, a novel strain of coronavirus, which causes the infectious disease known as COVID-19, was reported in Wuhan, China. The World Health Organization declared COVID-19 a “Public Health Emergency of International Concern” on January 30, 2020 and a global pandemic on March 11, 2020. In March and April, many U.S. states and local jurisdictions began issuing ‘stay-at-home’ orders. For example, the state of Florida, where the Company’s principal business operations are, issued a ‘stay-at-home’ order effective on April 1, 2020, which remained in place, subject to certain exceptions, through June 2020, when the order was gradually lifted. Since that time the U.S., and Florida in particular, have seen rapid increases in the spread of COVID-19. It is currently unclear whether the state of Florida, or the other states, countries or other jurisdictions in which we provide travel services, will issue new or expanded ‘stay-at-home’ orders, or how those orders, or others, may affect our operations and/or results of operations, notwithstanding the recent start of the roll-out of COVID-19 vaccines. It is also too early to determine how effective or widespread the available vaccines will be to curb the spread or effects of COVID-19.

The COVID-19 pandemic, and governmental responses thereto, including travel restrictions, ‘stay-at-home’ orders and required social distancing orders, have severely restricted the level of economic activity around the world, and is having an unprecedented effect on the global travel industry. Additionally, the ability to travel has been curtailed through border closures, mandated travel restrictions and limited operations of hotels, airlines, and may be further limited through additional voluntary or mandated closures of travel-related businesses.

The measures implemented to contain the COVID-19 pandemic have had, and are expected to continue to have, a significant negative effect on our business, financial condition, results of operations, cash flows and liquidity position. In particular, such measures have led to unprecedented levels of cancellations and limited new travel bookings. Moreover, any additional measures or changes in laws or regulations, whether in the United States or other countries, that further impair the ability or desire of individuals to travel, including laws or regulations banning travel, requiring the closure of hotels or other travel-related businesses (such as restaurants) or otherwise restricting travel due to the risk of the spreading of COVID-19, may exacerbate the negative impact of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows and liquidity position.

The duration and severity of the COVID-19 pandemic are uncertain and difficult to predict at this time. The pandemic could continue to impede global economic activity for an extended period of time, even as restrictions are beginning to be lifted in many jurisdictions and vaccines are beginning to be made available, leading to decreased per capita income and disposable income, increased and sustained unemployment or a decline in consumer confidence, all of which could significantly reduce discretionary spending by individuals and businesses on travel and may create a recession in the United States or globally. In turn, that could have a negative impact on demand for our services. We also cannot predict the long-term effects of the COVID-19 pandemic on our partners and their business and operations or the ways that the pandemic may fundamentally alter the travel industry. The aforementioned circumstances could result in a material adverse impact on our business, financial condition, results of operations and cash flows, potentially for a prolonged period.

The Company’s liquidity could also be adversely impacted by delays in payments of outstanding accounts receivable amounts beyond normal payment terms and insolvencies. All of that could be exacerbated by the Company’s financial position, and working capital deficit of $534,137 as of November 30, 2020.

It is difficult to estimate COVID-19’s impact on future revenues, results of operations, cash flows, liquidity or financial condition, but such impacts have been and will continue to be significant and could continue to have a material adverse effect on our business, financial condition, results of operations, cash flows and liquidity position for the foreseeable future. In the near term, we do expect that the COVID-19 pandemic will continue to negatively affect our operating results and year-over-year results.

Separately, our capital requirements may increase in the near term and long-term due to the impact of the COVID-19 pandemic, the resulting reduced demand for travel services, the increases in cancellations and re-bookings, and the extent to which such pandemic may further impact the ability of our customers to fulfill their payment obligations.

As a result of the above, in the event the closing does not occur timely, if at all, and/or if the HotPlay exchange agreement is terminated, we may be forced to scale back our operations, adjust our plan of operations, borrow or raise additional funding, which may not be available on favorable terms if at all. In the event we require and are unable to raise additional funding in the future, we may be forced to seek bankruptcy protection.

Recent Transactions

Amended Revolving Monaco Trust Note

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019, on December 9, 2019, the Company entered into an Amended and Restated Promissory Note with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”).

The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default). The Revolving Monaco Trust Note contains standard and customary events of default.

On January 29, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2020, the Company entered into a first amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such note from February 1, 2020 to April 1, 2020 (the “First Note Amendment”). No other changes were made to such note as a result of such amendment.

On March 27, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2020, the Company entered into a second amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to December 1, 2020 (the “Second Note Amendment”). No other changes were made to such note as a result of such amendment.

On November 6, 2020, the Company entered into a third amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to February 28, 2021 (the “Third Note Amendment”). No other changes were made to such note as a result of such amendment.

On November 16, 2020, the Company entered into a fourth amendment to the Revolving Trust Note with the Monaco Trust, to increase the amount available under such Revolving Monaco Trust Note to $2,800,000 (the “Fourth Note Amendment”). No other changes were made to such note as a result of such amendment.

The Revolving Monaco Trust Note was fully repaid on January 4, 2021, with funds raised through the underwritten offering discussed below.

Letter of Intent for Acquisition of Additional Shares of Axion

On October 28, 2020, the Company entered into a non-binding Letter of Intent with two stockholders of Axion. Pursuant to the Letter of Intent, we agreed, subject to certain condition precedents, including regulatory approvals and the entry into material agreements with the sellers, to acquire approximately 12 million shares of Axion, equal to 5.7% of Axion’s outstanding shares, from the stockholders for approximately $2 million in cash and warrants to purchase an aggregate of 200,000 shares of common stock of the Company, with a six-month term, and an exercise price of $3.00 per share. In connection with our entry into the Letter of Intent, we paid the sellers a $500,000 non-refundable deposit towards the cash purchase price of the shares. The purchase is subject to the negotiation of, and entry into, a definitive purchase agreement with the sellers, as well as other closing conditions, which have not been entered into to date.

Longroot Acquisition

As discussed in greater detail above under “Longroot Thailand Acquisition”, beginning on page 218, on November 16, 2020, the Company acquired 100% of Longroot.

Streeterville Note Purchase

On November 23, 2020, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Streeterville Capital, LLC, an accredited investor (“Streeterville”), pursuant to which the Company sold Streeterville a Secured Promissory Note in the original principal amount of $5,520,000 (the “Streeterville Note”). Streeterville paid consideration of (a) $3,500,000 in cash; and (b) issued the Company a promissory note in the amount of $1,500,000 (the “Investor Note”), in consideration for the Streeterville Note, which included an original issue discount of $500,000 (the “OID”) and reimbursement of Streeterville’s transaction expenses of $20,000. A total of $350,000 of the OID is fully earned and the remaining $150,000 is not fully earned until the Investor Note is fully-funded by Streeterville.

The Streeterville Note bears interest at a rate of 10% per annum and matures 12 months after its issuance date (i.e., on November 23, 2021). From time to time, beginning six months after issuance, Streeterville may redeem a portion of the Streeterville Note, not to exceed an amount of $875,000 per month if the Investor Note has not been funded by Streeterville, and $1.25 million in the event the Investor Note has been funded in full. In the event we don’t pay the amount of any requested redemption within three trading days, an amount equal to 25% of such redemption amount is added to the outstanding balance of the Streeterville Note. Under certain circumstances, the Company may defer the redemption payments up to three times, for 30 days each, provided that upon each such deferral the outstanding balance of the Streeterville Note is increased by 2%. Subject to the terms and conditions set forth in the Streeterville Note, the Company may prepay all or any portion of the outstanding balance of the Streeterville Note at any time subject to a prepayment penalty equal to 10% of the amount of the outstanding balance to be prepaid. For so long as the Streeterville Note remains outstanding, the Company has agreed to pay to Streeterville 20% of the gross proceeds that the Company receives from the sale of any of its common stock or preferred stock, which payments will be applied towards and will reduce the outstanding balance of the Streeterville Note, which percentage increases to 30% upon the occurrence of, and continuance of, an event of default under the Streeterville Note (each an “Equity Payment”). Each time that we fail to pay an Equity Payment, the outstanding balance of the Streeterville Note automatically increases by 10%. Additionally, in the event we fail to timely pay any such Equity Payment, Streeterville may seek an injunction which would prevent us from issuing common or preferred stock until or unless we pay such Equity Payment.

The Streeterville Note provides that if any of the following events have not occurred on or before April 30, 2021, the then outstanding balance of the note (including accrued and unpaid interest) increases by an amount equal to 25% of the then-current outstanding balance thereof: (a) the closing has not occurred; (b) during the period beginning on July 21, 2020, and ending on the date that the closing occurs, HotPlay must have raised at least $15,000,000 in cash through equity investments; (c) at the closing, all outstanding debt owed by the Company to HotPlay must have either been forgiven by HotPlay or converted into the Company’s common stock; (d) HotPlay must have become a co-borrower on the Streeterville Note; and (e) the Company must have paid off all outstanding debt obligations to the Monaco Trust and National Bank of Commerce (formerly Republic Bank)(“National Bank”), which amount owed to National Bank has been repaid in full.

Pursuant to the Streeterville Note, we provided Streeterville a right of first refusal to purchase any promissory note, debenture, or other debt instruments which we propose to sell, other than sales to officers or directors of the Company and/or sales to the government. Each time, if ever, that we provide Streeterville such right, and Streeterville does not exercise such right to provide such funding, the outstanding balance of the Streeterville Note increases by 3%, unless the proceeds from such sale(s) are used to repay the Streeterville Note in full. Each time, if ever, that we fail to comply with the terms of the right of first refusal, the outstanding balance of the Streeterville Note increases by 10%. The Streeterville Note includes offset rights against the Investor Note.

Additionally, upon each major default described in the Streeterville Note (i.e., the failure to pay amounts under the Streeterville Note when due or to observe any covenant under the Note Purchase Agreement (other than the requirement to make Equity Payments)) the outstanding balance of the Streeterville Note automatically increases by 15%, and for each other default, the outstanding balance of the Streeterville Note automatically increases by 5%, provided such increase can only occur three times each as to major defaults and minor defaults, and that such aggregate increase cannot exceed 30% of the balance of the Streeterville Note immediately prior to the first event of default.

In connection with the Note Purchase Agreement and the Streeterville Note, the Company entered into a Security Agreement with Streeterville (the “Security Agreement”), pursuant to which the obligations of the Company are secured by substantially all of the assets of the Company.

The Investor Note, in the principal amount of $1,500,000, evidences amounts payable by Streeterville to the Company as partial consideration for the acquisition of the Streeterville Note. The Investor Note accrues interest at the rate of 10% per annum, payable in full on November 23, 2021, subject to a 30-day extension exercisable at the option of Streeterville, and may be prepaid at any time. Streeterville may, in its sole discretion, designate collateral as security for its obligations under the Investor Note, provided that currently there is no collateral evidencing the repayment of such note. In the event (i) of the occurrence of any event of default under the Streeterville Note, (ii) of a breach of any material term, condition, representation, warranty, covenant or obligation of the Company under any agreement entered into with Streeterville along with the Note Purchase Agreement, or (iii) if the Company sells, transfers, assigns, pledges or hypothecates the Investor Note, or attempts to do any of the foregoing, Streeterville is entitled to deduct and offset any amount owing by the Company under the Streeterville Note from any amount owed by Streeterville under the Investor Note (provided that such amount is automatically offset if Streeterville has not exercised its offset right within 30 days prior to the maturity date of the Investor Note). The Investor Note includes customary events of default, subject to cure rights where applicable.

The Company engaged Ascendiant Capital Markets, LLC to serve as placement agent for the transaction between the Company and Streeterville in exchange for a commission equal to 7% of the gross cash proceeds received from the sale of the Streeterville Note ($245,000).

The Company used a portion of the net proceeds from the sale of the Streeterville Note to repay indebtedness owed to National Bank, which has been repaid in full; repay amounts owed to the Monaco Trust; and plans to use such additional funds to purchase capital stock of Axion and Longroot (including, at the option of the Company, paying amounts due to Morton), provided that the Company does not currently have any agreements in place with any parties relating to the acquisition of any additional shares of Axion or Longroot.

The Company repaid $1,540,000 of the Streeterville Note with funds raised from the underwritten Offering (discussed below), and as such, the Streeterville Note has a principal balance of approximately $2.26 million as of the date of this proxy statement.

December 2020 Underwritten Offering

On December 28, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Kingswood and Aegis Capital Corp. (“Aegis”), as representatives of the underwriters name therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 3,080,000 shares of the Company’s common stock, at a public offering price of $2.50 per share. The Offering closed on December 31, 2020.The Company also granted the underwriters a 45-day option to purchase up to an additional 462,000 shares of common stock to cover over-allotments, which was exercised in full on January 13, 2021.

Kingswood and Aegis acted as the book-running managers for the Offering. The shares of common stock sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3. The Company paid the Underwriters a cash fee equal to 6% of the aggregate gross proceeds received by the Company in connection with the Offering, paid the Underwriters a non-accountable expense allowance equal to 1% of the aggregate gross proceeds received by the Company in connection with the Offering, and reimbursed certain expenses of the Underwriters.

The net proceeds to the Company from the Offering (when including the exercise of the over-allotment option), after deducting the underwriting discounts and commissions and Offering expenses, were approximately $8.1 million. The Company has used, and intends to use, the net proceeds from the Offering to accelerate Longroot Thailand’s internet coin offering platform and our NextTrip platform and call center, to repay outstanding debt obligations (certain of which have already been paid, as discussed above), to pay outstanding obligations owed pursuant to prior acquisition agreements, for the potential acquisition of additional ownership interests in Axion and/or Longroot Cayman (of which additional interests have been purchased as described above), for general corporate purposes and working capital.

Pursuant to the Underwriting Agreement, the Company agreed, subject to certain exceptions, not to offer, issue or sell any shares of common stock or securities convertible into or exercisable or exchangeable for shares of common stock for a period of thirty days following the Offering without the prior written consent of Kingswood and Aegis.

In connection with the Offering, each of our officers, directors, and certain holders of our outstanding securities agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of our common stock or other securities convertible into or exercisable or exchangeable for shares of our common stock for a period of thirty days after the Offering is completed, without the prior written consent of Kingswood and Aegis.

Reinhart Acquisition Agreement

On January 15, 2021, the Company entered into a Founding Investment and Subscription Agreement (the “Investment Agreement”) with Reinhart Interactive TV AG, a company organized in Switzerland (“Reinhart”), and Jan C. Reinhart, the founder of Reinhart (“Founder”). The Investment Agreement contemplates the Company acquiring 51% of the ownership of Reinhart, in consideration for a capital contribution of 10,000,000 Swiss Francs (approximately $11.2 million), of which it is contemplated that one-half (approximately $5.6 million), will be paid in cash and one-half will be paid in restricted shares of the Company’s common stock (valued at approximately $5.6 million). The closing of the transactions contemplated by the Investment Agreement is to take place on April 1, 2021, or earlier if the conditions to closing are earlier satisfied. Conditions to closing include the Company paying the required capital contribution, approval of the transaction by the board of directors of the Company and Reinhart, and certain requirements and confirmations required by Swiss law. The Investment Agreement includes customary representations and warranties of the parties. We also agreed to reimburse the Founder’s legal fees of up to 30,000 Swiss Francs (approximately $33,670) in connection with the transaction. Additionally, in the event we fail to close the transactions contemplated by the Investment Agreement by April 1, 2021, we agreed to pay the Founder 500,000 Swiss Francs (approximately $560,000), as a break-up fee.

Reinhart is in the business of providing a software-based TV and video distribution platform to telecom operators and digital content owners and providing services to telecom operators and digital content owners for user interaction design, as well as software development, deployment and support.

In connection with our entry into the Investment Agreement, we entered into a Founding Shareholders’ Agreement with the Founder setting forth certain rules for the governance and control of Reinhart.

Sufficiency of Cash Flows

In connection with our entry into the HotPlay exchange agreement, we have received advances from HotPlay, totaling $3,000,000 as discussed in greater detail below, pursuant to the terms of that agreement, which we do not anticipate continuing. Additionally, we raised funds through an underwritten offering in December 2020, pursuant to which net proceeds to us were approximately $8.1 million. Notwithstanding that funding, in the event the HotPlay share exchange does not close on a timely basis, or the HotPlay share exchange is terminated, we anticipate requiring additional funding, because our projected cash generated from operations is not sufficient to meet our cash needs for working capital and capital expenditures, and if such additional funds are required, management intends to seek additional equity or obtain additional credit facilities or loans. However, we may be unable to raise additional capital upon terms acceptable to us. The sale of additional equity will result in additional dilution to our shareholders. A portion of our cash may be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies, or to increase our ownership of Axion and/or Longroot Cayman. From time to time, in the ordinary course of business, we evaluate potential acquisitions of such businesses, products or technologies.

Competition

The market to provide listing, searching and marketing services whether they are ALR, activities and tours, airline bookings, car rentals or hotel stays is highly competitive and fragmented with limited barriers to entry. Each of the ALR services that we will provide to property owners, managers and travelers is currently offered by competitors. Furthermore, ALRs are not typically marketed exclusively through any single channel, and many of our listing agreements are not exclusive, potentially allowing our competitors to aggregate a set of listings similar to ours. We believe we will compete primarily on the basis of the quantity, quality, and nature of the properties offered on our websites. The majority of ALRs that will be offered in our marketplace reflect a whole house or property rather than a room. In addition, we anticipate that we will benefit from the quality of the direct relationships we have with property owners and managers, the global diversity of the ALRs available on our websites, the quality of our websites, the tools provided to our property owners and managers, the strength of our brands, and the success of our marketing programs and price.

Our principal competitors include:

●	other vacation and short-term rental listing websites, such as TripAdvisor.com, HomeAway.com, VRBA.com, Booking.com and Airbnb.com;
●	websites that list both rooms to rent as well as ALRs, such as Airbnb.com, Booking.com, HomeAway.com and VRBO.com;
●	professional property managers who charge a percentage of booking revenue for their services, such as Wyndham Worldwide Corp. and InterHome, AG;
●	hotels that offer large rooms and amenities common in ALRs, such as Hyatt Vacation Clubs and Four Seasons Resorts;
●	websites that aggregate listings from property managers who advertise and take bookings on behalf of property managers, such as Perfect Places, Inc., Atraveo and E-Domizil;
●	online travel websites, such as those operated by Expedia.com, Hotels.com, Kayak.com, Booking.com, Orbitz.com, Priceline.com and Travelocity.com, that have traditionally provided comprehensive travel services and may expand or are now expanding into the ALR category;
●	timeshare exchange companies, such as Interval International, Inc. and RCI, LLC;
●	large Internet companies, such as Craigslist, Inc., eBay Inc., Google Inc., MSN.com and Yahoo!, which provide vacation rental listing or search services in addition to a wide variety of other products or services; and
●	offline publishers of classified vacation rental listings, including regional newspapers and travel-related magazines.

The market for fundraising via regulated Initial Coin Offerings (“ICO”) in Thailand is still at the nascent stage. Under Thailand’s Securities and Exchange Commission’s (“Thai SEC”) Thai Royal Decree, any offering of digital assets must be made through an ICO Portal approved by the Thai SEC. The ICO Portal is responsible for carrying out due diligence on an issuer and conducting the actual offering.

At present, only four ICO Portals, including Longroot Thailand, have been approved by the Thai SEC and Longroot Thailand competes directly with them. With the increased acceptance of cryptocurrencies and adoption of blockchain technology, HotPlay management believes that there will be more ICO Portals approved, increasing the number of direct competitors.

Longroot Thailand also competes indirectly with companies facilitating more traditional avenues of raising funds, including investment banks that underwrite initial public offerings or bond issues, commercial banks offering direct loans to businesses, and others. However, HotPlay management believes that advantages of digital assets offerings, such as the ability to securitize alternative assets, provide a high degree of flexibility on deal structure, and that the reliability offered by blockchain technology could give Longroot Thailand a competitive advantage. Furthermore, the Thai SEC ICO Portal is allowed to offer digital assets to both retail and institutional investors, giving issuers access to a wider investor market.

For a discussion of the risks attendant to the highly competitive nature of our market, see the information under the heading “Risk Factors” beginning on page 39.

Seasonality

Property owners and managers tend to list their properties when travelers are most likely to make vacation plans. The timing primarily depends on whether travelers are taking a winter or summer vacation and tends to vary by country, and more recently, depends on numerous issues surrounding the spread, containment and governmental responses to, COVID-19. Typically, the highest level of listings are expected in the first quarter of a year, which is typically when travelers are making plans for summer vacations in the United States and Europe. Typically, the lowest level of listings are expected in the third quarter. By the fourth quarter, property owners and managers of winter vacation destinations will be listing their properties in time to meet the needs of travelers planning those trips. Other vacation areas outside of the United States and Europe also have seasonality, which may not be reflected in the same quarters (for example, winter and summer months are reversed in the southern hemisphere).

As the listings grow, the seasonality of those transactions may result in higher revenues in the summer and winter vacation months. We also expect seasonality in the number of visitors to our websites, with the first quarter having the highest number of visitors.

Notwithstanding the above, adverse economic conditions, or pandemics, including COVID-19, could result in future seasonal patterns that are different from historical trends.

Research and Development

We have developed proprietary systems to create, maintain and operate our websites. This technology consists of systems developed by internal and third-party designers, developers and engineers and software acquired or licensed from outside developers and companies. Our systems are designed to serve other property distributors, property owners, managers and travelers in an automated and scalable fashion.

Longroot Thailand has put considerable resources into researching technology solutions, such as suitable blockchain protocols and third-party security services, and has developed a proprietary system that serves its clients and internal operations while complying with the Thai SEC. Its systems are designed to onboard investors on to the ICO Portal Platform in a compliant manner, offer access to information related to individual ICOs, such as their prospectus, and participate in ICOs.

Costs associated with research and development were included as capitalized development costs or included in several expenses including technology and development, salaries and benefits and in general and administrative expenses.

Technology and Infrastructure

Our websites are hosted using a combination of third-party data centers distributed globally across multiple regions. Our systems architecture has been designed to manage increases in traffic on our websites through the addition of server and network hardware without making software changes. Our third-party data centers provide our online marketplace with scalable and redundant Internet connectivity and redundant power and cooling to our hosting environments. We use security methods to ensure the integrity of our networks and protection of confidential data collected and stored on our servers, and we have developed and use internal policies and procedures to protect the personal information of our property owners, managers and travelers using our websites that we collect and use as part of our normal operations. Access to our networks, and the servers and databases, on which confidential data is stored, is protected by industry standard firewall technology. Physical access to our servers and related equipment is secured by limiting access to the data center to operations personnel only. Costs associated with our web hosting operation are included in general and administrative costs.

Longroot Thailand’s proprietary ICO Portal Platform is built upon a number of innovations that allow it to serve investors, issuers, and the Longroot Thailand internal team in a secure and compliant manner. The platform leverages the Ethereum network, giving investors and issuers access to an ecosystem of services such as secondary markets, exchanges, custodians, insurers, and decentralized finance services.

The platform also includes an integrated Securities Tokenization Offering technology. Not only does the technology allow Longroot Thailand to tokenize assets that are fully compliant with Thailand's Royal Decree on Digital Assets Businesses, it will also allow Longroot Thailand to conduct similar offerings in other jurisdictions in the future, thereby enabling Longroot Thailand to expand its operations.

The infrastructure has a high level of reliability and is designed to allow Longroot Thailand to scale efficiently while maintaining the security levels required of a financial services operator. The platform is hosted using a combination of third-party data centers powered by Google Cloud Platform (GCP) and associated security services provided by other third-parties. The high level of redundancy provided by GCP and designed into its infrastructure helps ensure that Longroot Thailand can reliably serve clients globally, 24x7. Longroot Thailand also uses security methods to ensure the integrity of its networks and protection of confidential data collected and stored on its servers. Longroot Thailand has developed internal policies and procedures to protect the information of investors and issuers which it collects and uses as part of its normal operations. Access to its networks, and the servers and databases, on which confidential data is stored, is protected by industry standard firewall technology.

Intellectual Property

Our intellectual property includes the content of our websites, our registered domain names, our registered and unregistered trademarks, contracts with third party property managers and distributors. We believe that our intellectual property is an essential asset of our business and that our registered domain names and our technology infrastructure will give us a competitive advantage in the online market for ALR listings and arrangements with attractions and tour operators. We rely on a combination of trademark, copyright and trade secret laws in the United States as well as contractual provisions, to protect our proprietary technology and our brands. We also rely on copyright laws to protect the appearance and design of our sites and applications, although to date we have not registered for copyright protection on any particular content. We have registered numerous Internet domain names related to our business in order to protect our proprietary interests. We also enter into confidentiality and invention assignment agreements with our employees and consultants and seek to control access to and distribution of our proprietary information in a commercially prudent manner. The efforts we have taken to protect our intellectual property may not be sufficient or effective, and, despite these precautions, it may be possible for other parties to copy or otherwise obtain and use the content of our websites or our brand names without authorization.

The primary web properties are:

●	monakergroup.com
●	nexttrip.com (and nextrip.com)
●	nexttripvacations.com
●	nexttrip.biz
●	maupintour.com
●	exvg.com (and extraordinaryvacations.com)
●	travelmagazine.com

Longroot Thailand’s intellectual property includes the ICO Portal Platform, its registered domain, its registered and unregistered trademarks, and its status as a Thai SEC’s approved ICO Portal that was obtained after going through a rigorous process that included approval of its business plan and audits of its internal processes and technology, which took close to two years to complete.

We believe that Longroot Thailand’s intellectual property is an essential asset of its business and that its ICO Portal status, registered domain names and technology infrastructure will give it a competitive advantage. Longroot Thailand relies on a combination of trademark, copyright and trade secret laws as well as contractual provisions, to protect its proprietary technology and brands. It also relies on copyright laws to protect the appearance and design of its sites and applications, although to date it has not registered for copyright protection on any particular content. Longroot Thailand has registered numerous Internet domain names related to its business in order to protect its proprietary interests. Longroot Thailand also enters into confidentiality and invention assignment agreements with its employees and consultants and seeks to control access to and distribution of its proprietary information in a commercially prudent manner. The efforts Longroot Thailand has taken to protect its intellectual property may not be sufficient or effective, and, despite these precautions, it may be possible for other parties to copy or otherwise obtain and use the content of its Platform or our brand names without authorization.

Longroot Thailand’s primary web properties are:

● www.Longroot.com

● portal.Longroot.co.th

● sign-up.Longroot.co.th

Please see the information under the heading “Risk Factors” beginning on page 39.

Employees

We employed 19 full-time employees as of the date of this proxy statement. Additionally, we use independent contractors and temporary personnel to supplement our workforce, particularly in the software development and technology tasks. Our employees are not represented by a labor union and we consider our employee relations to be very good. Competition for qualified personnel in our industry has historically been intense, particularly for software engineers, developers, and other technical staffs.

Longroot Thailand employs three full-time employees as of the date of this proxy statement. Additionally, Longroot Thailand uses independent contractors and temporary personnel to supplement its workforce, particularly in the software development and technology tasks. Its employees are not represented by a labor union and it considers its employee relations to be very good. Competition for qualified personnel has historically been intense, particularly for software engineers, developers, and other technical staff.

Segments

We operate as one operating segment consisting of products and services related to our online marketplace of travel services. For a discussion of revenue, net income and total assets, see “Monaker Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 242.

Our travel services are composed of the following services:

●	The Monaker Booking Engine (MBE) is the Company’s proprietary technology and platform providing access to more than approximately 3.1 million instantly bookable vacation rental homes, villas, chalets, apartments, condos, resort residences, and castles. MBE offers travel distributors and agencies an industry first: a customizable, instant-booking platform for alternative lodging rental. MBE is also becoming a driving force and differentiator for the Company’s in-house brands Maupintour and NextTrip.biz
●	NextTrip.com is a travel portal that provides travelers with the ability to obtain flights, car and lodging rentals through third party relationships as well as a vast array of activities for entertainment while at their destinations. NextTrip.com will promote ALRs in its lodging offering which includes vacation homes and resort residence properties powered by the MBE.
●	Maupintour is a historic 70-year-old tour company tracing its roots back to the late 1940s as a well-known and respected name in the travel industry. Maupintour is widely recognized by its customers and established travel agencies for creating outstanding & unique itineraries. Historically, Maupintour experienced admirable repeat customer rates and continues to have strong brand recognition in the tour packaging community. A new Maupintour.com portal was launched in May, 2020 and the brand is being re-energized.

●	NextTrip.biz launched in September 2020. The website is an internet based, corporate booking solution for small to midsized businesses, enabling them to sign up, create accounts for employees, control expenditures and reduce overall business travel expenses though its access to wholesale travel inventories.
●	Travelmagazine.com is an online travel publication with the aim of giving travelers around the world inspiration for where to go next. The publication includes a library of travel footage as part of its offerings of written articles, videos, and podcasts.

Longroot Thailand operates as one operating segment consisting of the ICO Portal Platform where applicable investors are able to sign up and invest in available ICOs, and issuers can issue tokens and list information related to their offerings. The Platform has been approved by the Thai SEC and is built in a manner that enables the Longroot Thailand internal team to conduct the necessary checks to ensure compliance with applicable regulations.

Other Investments

As part of prior business transactions, and in many cases, in lieu of requiring counterparties to pay us cash consideration for certain dispositions, we have accepted and/or retained securities in various entities (including former subsidiary companies). As described below, we are currently in the process of liquidating those securities in an effort to increase liquidity and we do not intend to hold such securities.

We assess the potential impairment of our equity method investments when indicators such as a history of operating losses, negative earnings and cash flow outlook, and the financial condition and prospects for the investee’s business segment might indicate a loss in value.

Verus International, Inc and NestBuilder.com Corp (OTCMKTS: VRUS)

We have recognized an impairment loss on investment in unconsolidated affiliate. As of November 30, 2020, and February 29, 2020, Monaker owned 16,345,101 shares of Verus International, Inc. (formerly known as RealBiz Media Group, Inc. (“Verus”)) Series A Preferred Stock. This interest was written down to zero ($0) as of February 28, 2015.

On December 22, 2017, we entered into a Settlement Agreement with Verus, NestBuilder.com Corp. (“Nestbuilder”) and American Stock Transfer & Trust Company, LLC (“AST”) relating to the dismissal with prejudice of certain pending lawsuits with Verus, including Case No.: 1:16-cv-24978- DLG in the United States District Court for the Southern District of Florida. As part of the Settlement Agreement, Monaker agreed to pay Nestbuilder $100,000 and to issue 20,000 shares of Monaker’s restricted common stock to person(s) to be designated by Nestbuilder; Verus reinstated to Monaker 44,470,101 shares of Verus Series A Convertible Preferred Stock and ratified all rights under the Certificate of Designation as reformed and amended (to provide for a conversion ratio of 1 share of Verus common stock for each 1 share of Verus Series A preferred stock converted) and remove any dividend obligations. The Verus designation was also amended to provide us with anti-dilution protection below $0.05 per share. Also, as part of the Settlement Agreement, Monaker received 49,411 shares of common stock of Nestbuilder. The agreement further provided for each party to dismiss the above referenced lawsuits with prejudice and for general releases from each party.

On April 10, 2019 and effective on February 8, 2019, we entered into an Inducement Agreement with Verus. Pursuant to the Inducement Agreement, we agreed to amend the designation of the Series A Convertible Preferred Stock of Verus (the “Verus Series A Preferred Stock”)(of which we held 44,470,101 shares of Verus Series A Preferred Stock as of the date of our entry into the Inducement Agreement, which converts into common stock of Verus, and votes on all stockholder matters, on a one-for-one basis, subject to the Ownership Blocker (discussed below)), to remove certain anti-dilution rights described therein; and Verus agreed to issue us 152,029,899 shares of its common stock (valued at approximately $2.2 million, based on a then current trading price of Verus’ common stock of approximately $0.015 per share), following Verus’ planned increase in authorized shares of common stock, pursuant to the anti-dilution rights of that certain Settlement Agreement by and among the Company, Verus, American Stock Transfer & Trust Company, LLC and NestBuilder.com Corp. executed on or about December 22, 2017, as previously disclosed. The designation of the Verus Series A Preferred Stock, as amended, includes a 9.99% beneficial ownership limitation, preventing the Company from converting such Verus Series A Preferred Stock into common stock of Verus (and reducing the voting rights of such preferred stock proportionally), if upon such conversion, the Company, its affiliates and/or any group which it is a part of, would own greater than 9.99% of Verus’ common stock (the “Ownership Blocker”).

On April 16, 2019, Verus filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, to increase its authorized common stock from 1,500,000,000 shares to 7,500,000,000 shares and to decrease the par value of its common stock and preferred stock from $0.001 per share to $0.000001 per share. On April 23, 2019, Verus issued us the 152,029,899 shares of common stock.

Since the issuance date of such common stock, the Company has sold and transferred various shares of common stock of Verus.

As of February 29, 2020, the Company owned 61,247,139 shares of Verus’s common stock which had a fair value of $0.016 per share or $979,954 in aggregate.

During the month of March 2020, the Company sold 3,367,664 shares of Verus’ common stock to the public in open market transactions and received gross proceeds of $46,670 from such sales.

During the month of April 2020, the Company sold 2,991,929 shares of Verus’ common stock to the public in open market transactions and received gross proceeds of $40,646 from such sales.

During the second and third quarters from June 1, 2020 to August 31, 2020 and September 1, 2020 to November 30, 2020, the Company sold no shares of Verus’ common stock to the public in open market transactions.

As of November 30, 2020, the Company owned 54,887,546 shares of common stock of Verus. As of November 30, 2020, the 54,887,546 shares of Verus’s common stock held by the Company had a value of $0.001 per share ($54,888 in aggregate) which resulted in a decrease in the fair value of such shares of $835,281 for the nine months ended November 30, 2020. The change in fair value of $835,281 is recognized in net loss as other expense, valuation loss, net, as of November 30, 2020.

Bettwork Industries Inc. Common Stock (formerly OTC Pink: BETW)

On July 2, 2018, three Secured Convertible Promissory Notes aggregating $5,250,000, evidencing amounts we were owed by Bettwork Industries Inc. (“Bettwork”), were exchanged for 7,000,000 shares of Bettwork’s common stock at $0.75 per share for a fair value of $5,250,000 as of July 2, 2018. Bettwork’s common stock had a readily determinable fair value as it was quoted on the OTC Pink market under the symbol “BETW”. On November 29, 2018 and December 6, 2018, the Company entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and the Chairman of the Board of Directors of the Company; and (b) Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the Board of Directors of the Company, respectively (collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell each of the Purchasers 428,572 shares of restricted common stock (857,144 in total) of Bettwork, which the Company then held (out of the 7 million shares of restricted common stock obtained by the Company pursuant to that certain Debt Conversion Agreement entered into with Bettwork, dated July 3, 2018, as previously disclosed) for an aggregate of $300,000 ($600,000 in total), or $0.70 per share. The purchase price for the Bettwork shares was determined by the Board of Directors of the Company, based on among other things, the then recent trading prices of Bettwork’s common stock on the OTC Pink Market, as publicly reported. As additional consideration for entering into the Stock Purchase Agreements, the Company granted each of the Purchasers an option to acquire an additional 1,000,000 shares of restricted common stock of Bettwork for $700,000 ($0.70 per share), which option is exercisable by the applicable Purchaser at any time prior to the twenty-four (24) month anniversary of the closing date of the applicable Stock Purchase Agreement (which options expired unexercised). The allocation of the original acquisition price to the shares purchased by the Monaco Trust resulted in a realized loss on the sale of marketable securities of $21,429. The allocation of the original acquisition price to the shares purchased by Charcoal resulted in a realized loss on the sale of marketable securities of $21,429.

As of August 31, 2018 (the end of the last fiscal quarter prior to the entry into the Stock Purchase Agreements), the Company had valued the above-noted shares of Bettwork’s common stock at the stock’s trading price which was $0.70 per share. The carrying value of the Bettwork shares have been marked to market at the end of each reporting period through November 30, 2020.

As of February 29, 2020, the shares of Bettwork’s common stock were trading at $0.25 per share which decreased the fair value of the 6,142,856 remaining shares of Bettwork common stock to $1,535,714 and caused an accumulated fair value loss of $6,081,427 to be realized. The change in fair value of $6,081,427 is recognized in net loss as other income, valuation loss, net, as of February 29, 2020.

As November 30, 2020, the 6,142,856 remaining shares of Bettwork’s common stock were trading at $0.06 per share valued at $368,571, which decreased the fair value by $1,167,143 for the fiscal year to date. The change in fair value of $1,167,143 is recognized in net loss as other expense, valuation loss, net for the nine months ended November 30, 2020.

Recruiter.com Group, Inc., formerly Truli Technologies Inc (OTCQB: RCRT)

On August 31, 2016, Monaker entered into a Marketing and Stock Exchange Agreement with Recruiter.com (“Recruiter”). The Agreement required Monaker to issue to Recruiter 75,000 shares of Monaker common stock in exchange for 2,200 shares of Recruiter common stock. Also, Monaker issued to Recruiter an additional 75,000 shares of Monaker common stock for marketing initiatives within the Recruiter platform. In essence, Monaker issued 75,000 shares of its common stock to purchase 2,200 shares of Recruiter, and Monaker issued an additional 75,000 shares of its common stock as a prepayment for marketing and advertising within the Recruiter platform. Recruiter was at that time a private company with a platform that companies and individuals use for employment placements. Monaker’s investment in Recruiter was valued on May 31, 2019 at $412,247.

On January 15, 2019, pursuant to an Agreement and Plan of Merger / Merger Consideration, Truli Technologies Inc which subsequently changed its name to Recruiter.com Group, Inc. (OTCQB: RCRT) (“Recruiter.com”), acquired Recruiter and Monaker exchanged its 2,200 shares in Recruiter for 11,141,810 shares of Recruiter.com common stock.

On August 22, 2019, Recruiter.com announced a reverse stock split of its issued and outstanding common stock at a ratio of 1-for-80. This resulted in a reduction in the shares of Recruiter.com’s common stock held by the Company from 11,141,810 shares to 139,273 shares, which shares were valued at $2.70 per share at market closing on the date of the reverse.

As of February 29, 2020, each share of Recruiter.com’s common stock was valued at $2.25 per share which decreased the fair value of the 139,273 shares of Recruiter.com common stock to $313,363 and caused an accumulated fair value loss of $160,164 to be realized. The change in fair value of $160,164 is recognized in net loss as other income, valuation loss, net, as of February 29, 2020.

As of November 30, 2020, the 124,710 shares of Recruiter.com’s common stock were trading at $1.65 per share and valued at $205,772, which decreased the fair value of such shares by $107,592, for the nine months ended November 30, 2020. The change in fair value of $107,592 is recognized in net loss as other income, valuation loss, net, as of November 30, 2020.

During the quarter ended November 30, 2020, the Company sold 14,563 shares of Recruiter.com common stock to the public in open market transactions and received gross proceeds of $26,329.

Longroot Thailand

As discussed in greater detail above under “Longroot Thailand Acquisition”, beginning on page 218, on November 16, 2020, the Company acquired 100% of Longroot, which in turn owned 57% of Longroot Cayman. Longroot Cayman owned 49% of the outstanding shares (100% of the ordinary shares) of Longroot Thailand, provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, the Company has accounted for this business combination utilizing the following values in connection with the purchase of Longroot, Inc.: total consideration to selling shareholder of $2,528,000 and fair value of net assets acquired of $233,357 and an intangible asset (including license) of $2,294,643. The business combination accounting is provisionally complete for all assets and liabilities acquired on the acquisition date.

Sources and Availability of Raw Materials and the Names of Principal Suppliers

Our products do not require the consumption of raw materials.

Longroot Thailand outsources the development of the ICO Portal Platform to Atato Company Limited (“Atato”), a company incorporated in Thailand, and has signed an agreement for their services from November 16, 2020 to November 15, 2021.

Dependence on One or a Few Customers

We do not depend on one or a few customers. As we expand our business, we do not anticipate that we will depend on one or a few customers.

 Government Regulation

Our operations are subject to and affected by various government regulations, U.S. federal, state and local government authorities. These providers, distributors, etc. are also subject to periodic renewal and ongoing regulatory requirements. The rules, regulations, policies and procedures affecting our businesses are constantly subject to change. The following descriptions are summary in nature and do not purport to describe all present and proposed laws and regulations affecting our businesses.

Regulation of the Internet

We operate several internet websites which we use to distribute information about and supplement our programs. Internet services are now subject to regulation in the United States relating to the privacy and security of personally identifiable user information and acquisition of personal information from children under the age of 13, including the federal Child Online Protection Act (COPA) and the federal Controlling the Assault of Non-Solicited Pornography and Marketing Act (CAN-SPAM). In addition, a majority of states have enacted laws that impose data security and security breach obligations. Additional federal and state laws and regulations may be adopted with respect to the Internet or other online services, covering such issues as user privacy, child safety, data security, advertising, pricing, content, copyrights and trademarks, access by persons with disabilities, distribution, taxation and characteristics and quality of products and services. In addition, to the extent we offer products and services to online consumers outside the United States, the laws and regulations of foreign jurisdictions, including, without limitation, consumer protection, privacy, advertising, data retention, intellectual property, and content limitations, may impose additional compliance obligations on us.

Longroot Thailand

Longroot Thailand’s operations are subject to, and affected by, various government regulations. The rules, regulations, policies and procedures affecting its businesses are constantly subject to change. The following descriptions are summary in nature and do not purport to describe all present and proposed laws and regulations affecting its businesses.

Longroot Thailand is regulated under the Thai SEC Royal Decree on Digital Assets Businesses that requires all ICOs in Thailand to be conducted by a Thai SEC approved ICO Portal. As an ICO Portal, Longroot Thailand is also responsible for carrying out due diligence on issuers. The decree was only recently introduced in 2018, and is subject to amendment. Longroot Thailand will need to constantly monitor the regulations as they evolve and stay compliant.

Longroot Thailand is also regulated under the Thailand Anti-Money Laundering Office (AMLO) and is required to adhere to the Anti-Money Laundering Act and Counter-Terrorism and Proliferation of Weapon of Mass Destruction Financing Act of Thailand. As such, Longroot Thailand carries out Know Your Customer (KYC) checks on all issuers, investors and its internal team before on boarding them to help ensure compliance.

Thailand is in the process of introducing a Personal Data Protection Act (PDPA), which all companies in Thailand that handle personal data would be required to adhere to. This means that employers, businesses, and individuals that collect and process personal data would have to review and ensure that their data policies, particularly those pertaining to the rights of the data subjects and the obligations of data controllers, are in line with the PDPA’s provision once it comes to effect.

There are several business taxes levied by the Thai central government under the principal tax law, Revenue Code such as Corporate Income Tax, Value Added Tax, Specific Business Tax, Customs Duties, Excise Tax and Stamp Duties. Longroot Thailand has a duty to assess its own income and ensure the right amount of taxes are paid to the government authorities and to correct to avoid additional tax penalty after the government inspection.

Other Regulations

We are also subject to various local, state, and federal regulations, including, without limitation, regulations promulgated by federal and state environmental, health and labor agencies.

Properties

The Company leases its office space and certain office equipment under non-cancellable operating leases.

We leased approximately 2,500 square feet of office space at 2690 Weston Road, Suite 200, Weston, Florida 33331 from January 1, 2016 to March 31, 2018. The rent for this location for the year ended February 28, 2019 was $76,191.

The Company leased 2,500 square feet of office space at 2893 Executive Park Drive Suite 201, Weston, Florida 33331, from April 15, 2018, through February 28, 2021, which it used as its headquarters. Monthly rental costs for the periods ending April 14, 2019, 2020 and 2021, were $6,243, $6,492 and $6,781, respectively.

On December 24, 2020, the Company entered into a new lease agreement for office space in a corporate park located in Sunrise, Florida. On January 4, 2021, the Company made a payment of $188,061 to Sunrise Sawgrass LLC for a security and rent deposit relating to the new office space. The lease covers 5,952 rentable square feet of office space located at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, which will serve as the Company’s headquarters. The term of the lease, which commenced on March 1, 2021, will expire on the last day of the 89th month following the commencement date (i.e., August 31, 2028). Monthly rent under the lease increases each year during the term of the lease, from between $11,160 per month (for the first year of the lease), to $13,734 during the last year of the lease term, provided that no rent is due for the first five months of the lease term.

On October 1, 2019, the Company entered into a new contract for a new call/support center, totaling approximately 4,048 square feet, at 6345 South Pecos Road, Suites 206, 207, and 208, Las Vegas, Nevada 89120. The lease had a term of one year from October 1, 2019 through September 30, 2020, and has since been terminated. Monthly base rental costs were (i) $ 3,643 from October 1, 2019 through November 30, 2019; and (ii) $3,789 from December 1, 2019 through September 30, 2020. The rent also included the monthly payment of the operating expenses (Tenant’s Proportionate Share of the Building and/or Project) which cost is approximately $1,100 per month.

HOTPLAY BUSINESS

HotPlay Enterprise Limited (BVI)

HotPlay Enterprise Limited (HotPlay) was formed as a British Virgin Island company in April 2020, as a joint venture between Red Anchor and DTGO Corporation Limited (“DTGO”) through three of its affiliates, Tree Roots Entertainment Group Company Limited (“Tree Roots”), T&B Media Global (Thailand) Company Limited (“T&B”), and Dees Supreme Company Limited (“D-Supreme”), all of which are Thai companies. The joint venture was formed, with HotPlay (Thailand) Company Limited (“HotPlay Thailand”) as its Thai operating affiliate, to create a collaboration between the partners to expand the “HotPlay Platform”, an in-game advertising platform.

HotPlay currently owns 90.57% of the voting, and 95% of the economic and liquidation rights associated with HotPlay Thailand (which acquisition was a required condition of the HotPlay exchange agreement). HotPlay has entered into Copyright License Agreements (each, a “License Agreement”) as described further below for the purposes of gaming development and in-game advertising of game applications worldwide for the following animation franchises: Shelldon, Forestias and Blue City. HotPlay Thailand is also party to an outsourcing contract with HotNow (Thailand) Company Limited (“HotNow”).

On April 23, 2020, T&B entered into a License Agreement with Shellhut Entertainment Co., Ltd., a Thailand company (“Shellhut”). Shellhut has proprietary rights to the Shelldon animated television series, which currently has 78 episodes with 22 minutes per episode. Pursuant to the agreement, Shellhut provided a non-exclusive license to T&B for the purpose of gaming development and In-Game Advertising of game applications. The term of the agreement is for 25 years beginning on April 23, 2020 and ending on April 22, 2045. T&B is required to pay a royalty and other in cash or in-kind fees in the amount of 20,000,000 Thai Baht (THB) (approximately $645,161), exclusive of VAT for the license, and T&B agreed to make a payment within ninety (90) days after receiving such invoice. Subsequently, on May 14, 2020, HotPlay entered into a License Agreement with T&B to license the above-described rights for a term of 20 years beginning on May 14, 2020 and ending on May 13, 2040. HotPlay is required to pay a royalty and any and other relevant fees in cash or in-kind in the amount of $700,000, which has been paid to date.

On May 14, 2020 HotPlay entered into a License Agreement with Tree Roots. Tree Roots has proprietary rights to “Blue City”, an animated television series and “Forestias”, which will be releasing a short film. Pursuant to the agreement, Tree Roots provided a non-exclusive license to HotPlay for the purpose of gaming development and In-Game Advertising of game applications. The term of the agreement is for a term of 20 years beginning on May 14, 2020 and ending on May 13, 2040. HotPlay is required to pay a royalty and other relevant fees in cash or in-kind in the amount of $2,300,000, which has been paid to date.

Organizational History

The HotPlay Platform was initiated by the co-founders of Axion Games Limited in 2006, and developed under Red Anchor. In 2018, the founders of Axion Games Limited filed patents for HotPlay Platform’s in-game advertising solution (“HP IGA”).

In March 2020, a large Thai conglomerate, DTGO and its affiliates, whose largest shareholders are members of a family that has a major interest in the most pervasive physical retail platforms in Thailand, acquired a 50% stake of HotPlay. Following the transaction, the HotPlay Platform was transferred from Red Anchor to HotPlay.

Overview

HotPlay aims to provide game developers and game publishers a new revenue stream, and advertisers and brands an effective channel to connect with their target audience.

According to a Newzoo report from June 2020, the video game industry generated US$146 billion of revenue in 2019, and is expected to reach US$200 billion in revenue by 2023. For 2019, that’s more revenue than the global movie box office and music industry, combined. In-game item or content transactions make up the majority of game revenue. However, HotPlay estimates that more than 90% of players, playing free-to-play (“FTP”) games remain unmonetized. This represents a huge potential opportunity for developers and publishers to monetize, otherwise, non-paying gamers.

The HotPlay Platform inserts ads as native video game objects, delivering seamlessly integrated ads that do not interrupt gameplay or interfere with the game’s immersive experience. HotPlay’s management believes that this approach of embedding branding opportunities that users interact with as a part of normal gameplay, results in profound customer engagement, and preserves the integrity of the gameplay, unlike the “display ad” experiences offered by existing forms of in-game advertising. The HotPlay Platform also distributes promotional coupons as in-game rewards, which, HotPlay’s management believes, makes it a powerful online-to-offline (“O2O”) marketing solution.

HotPlay plans to expand its operations first to South East Asia, where the number of mobile online gamers is expected to rise to 250 million by 2021 (according to forecasts from an October 2020 report by Research and Markets), then to Japan and Korea in the next 12 months by partnering with well positioned conglomerates in each territory, funding permitting.

Industry Background

The Video Game Industry is Growing Rapidly but Most Gamers are Left Unmonetized

As discussed above, the video games industry generated US$146 billion in 2019 and is expected to reach US$201 billion in 2023. Asia Pacific, HotPlay’s primary market, is anticipated to hold the largest market share due to rapid expansion of smartphone adoption. According to a 2018 report by Ericsson, the number of 5G mobile subscriptions in the Asia-pacific is expected to reach 1.5 billion by 2025. Additionally, as a consequence of the COVID-19 outbreak, online gaming has proven to be one of the best options for stay-at-home entertainment. The market is witnessing a significant uptick in downloads, and the time spent and engagement in online games has increased rapidly.

According to the June 2020, Newzoo report, in-game purchases are the dominant source of revenue in the industry, making up 74% of revenue in 2020, which is expected to grow to 77% of revenue by 2023. However, HotPlay estimates that more than 90% of players playing FTP games do not pay for in-game items or content. According to a 2020 report by Unity Technologies, more than half of mobile games monetize less than 1% of their players.

The Gamer Population is Expected to Grow

According to the June 2020, Newzoo report, the gamer population is expected to grow from approximately 2.7 billion in 2020 to over 3 billion in 2023.

In-Game Advertising Market is (also) Growing

According to a July 2020 report from emarketer, brand and advertisers spent US$333 billion in digital advertising in 2020, and are projected to spend US$526 billion in 2024, representing more than 60% of the total global advertising spend, and a compounded annual growth of 10.1%.

Management of HotPlay believes that the expected increase in the Gamer population combined with the expected growth in digital advertising, creates a significant opportunity for an in-game advertising solution (IGA) platform that addresses the needs of game developers, advertisers, and brands.

The global in-game advertising market is expected to grow by US$11 billion from 2020 – 2024, representing a compounded annual growth rate (CAGR) of 20% during that period, according to a March 2020 report by Infiniti Research Limited. However, most existing “in-game advertising” are not actually in-game. Instead, they exact a toll on the gamers in the form of overlaid static ads, interstitial ads, or video ads that need to be viewed in order to gain access to gameplay or game content. Management thinks that such ads annoy gamers, are largely ignored, and are often viewed as a “necessary evil”. They also dissuade game developer adoption as they ruin the integrity of the game.

A smaller portion of today’s in-game advertising are display ads like billboards in games. However, HotPlay management believes that most of these ads are overlooked during the heat of gameplay, and forcing too many ad views could still annoy gamers.

Detailed Business Description

HotPlay addresses these issues by providing in-game native advertising. This means that the HotPlay Platform injects ads as 2D or 3D objects that naturally appear as part of the gameplay. By integrating relevant ads directly into normal gameplay, product features can be connected with accomplishments and the positive feelings gamers experience while playing. Management believes that this type of integrated in-game advertising creates synergy, and is a much more effective way of reaching users and convincing game developers to adopt.

Traditionally, this form of in-game advertising requires a direct relationship between the advertiser and game developer, much the same way movie product placement is a one-time event. It also requires significant development effort from the game developer to implement the integration. These limitations mean that only very large global brands and large game productions can access this type of advertising.

HotPlay delivers this form of advertising in a fungible way, with the same sort of tools that are used extensively in online advertising today. HotPlay’s goal is to allow advertisers, brands, and merchants of all sizes to access game ad spaces cost effectively, and hyper-locally, and measure the user response to their ads and products. HotPlay also aims to allow game developers and game publishers to integrate games of all sizes with minimal effort.

In order to accomplish this unique functionality, HotPlay had to solve numerous technical challenges as described in more detail below. The end result is the ability to deliver compelling, interactive content that is targeted at the demographic, linguistic and geographic attributes of the user.

These advertisements can be inserted and automated across a multitude of games and gaming platforms, and are fungible. HotPlay believes that its technology makes it possible to combine the best of physical and digital when it comes to advertisements. HotPlay believes that its technology allows brands to create scale and impact, while also providing robust metrics regarding viewers. Furthermore, because of the way the platform works it is equally appropriate and usable for the large brand advertisers and local mom-and-pop shops in the same way that Google or Facebook advertising is appropriate for all sizes of advertising purchases, backed by demographics and AI-driven ad selection and optimization. Local merchants can geofence or demographically-target their marketing campaigns, cost effectively, to gamers within the physical reach of their shops.

A key differentiator for the HotPlay platform is the ability to track financial transactions attributable to specific ad interactions in the real world. Online click-through advertising allows advertisers to track interactions with specific ads as a mechanism for remunerating content producers. This is distinct from the impression-based business model where content creators are paid for each impression, regardless of the outcome of such ad interaction.

Online and in-game display ads that do not track outcomes may lead to manipulation of click-for-pay rates and are often of limited effectiveness, as ad viewers can, and do, easily ignore the ads mostly viewing them as a necessary evil and an interruption to their game experience. While online ad-driven online purchases can be tracked, online ad-driven purchases in the real world are much more difficult to track. Similarly, in-game ad outcomes are also very difficult to track because there is no way to follow “the click” from the ad impression through to monetization, unlike in web browsers.

HotPlay’s technology addresses both these issues but making in-game ad interactions trackable for both online and real-world purchases. HotPlay’s patent-pending solution rewards users for their in-game interactions with ad content by giving them coupons and other rewards that they are incentivized to use in their real world and online purchases. This allows content creators to be paid directly for transactions generated by ad exposure within their products, thus creating a much more valuable ad experience for the publisher and advertiser alike. HotPlay has already executed an agreement with one of SE Asia’s largest networks of Point-of-Sale terminals and it is aggressively pursuing such relationships around the world to deliver on this capability everywhere.

The HotPlay Platform consists of three main components that interface with all of the Platform’s three different stakeholders namely:

(1)             game developers/publishers,

(2)           brands/advertisers, and

(3)           gamers/customers.

The three components to the HotPlay Platform are:

1.	HotKit – the game developer plugin application programming interface (API)

HotKit is the toolset utilized by developers to add immersive, interactive and fungible advertising into their games.  This toolkit, which is currently available on the Unity game engine and is planned to be made available on the Unreal game engine and possibly other frameworks, allows developers to more easily embed the HotPlay advertising into their products with minimal effort.  The plugin is the developer’s gateway to the system allowing games to get the various assets, coupons and codes required to deliver and monetize advertising.  Along with the plugin API, the developer will also have access to a game registration and management portal that allows the developer to interact with the system, starting from initial registration all the way through to financial reporting and payment.

2.                Ad-Buy Toolset – the external tool used by advertisers to create and manage advertising campaigns on HotPlay

The Ad-Buy Toolset allows advertisers and their agencies to manage ad content and bid for ad placement inside games.  This web page allows advertisers to define what types of content they want to be associated with, deliver the creative materials that will be embedded in the games and receive reporting about the success, cost and traffic of their ads along with financial and other management access

3.                Coupon Wallet

Through its Coupon Reward Ads feature, where brands can distribute promotional coupons as in-game rewards to gamers that are saved on their mobile device and redeemable at both online and offline channels, HotPlay offers a marketing solution for brands as it allows them to measure their advertising spending against the actual sales generated by each campaign.

Data Aggregation and Artificial Intelligence play a key role in maximizing the value of HotPlay’s capabilities for advertisers, publishers and ultimately HotPlay itself.  As HotPlay accumulates more user data and history it plans to use its team’s extensive Neural-Network AI experience to optimize the financial performance of the overall platform for all participants.

The technology which HotPlay operates with is anticipated to be constantly evolving. HotPlay will strive to adapt to changes in the market environment and respond to market feedback in an agile manner, and continuously improve upon the Platform’s technologies and capabilities.

Business Model

HotPlay onboards game’s publishers and developers in order to receive access to Advertising Space within the games. HotPlay then makes the ad space available for brands and advertisers to insert their commercial content into games via the Ad-Buy Toolset (discussed above). The HotPlay Platform acts as a middleman to inject advertising using an API. These advertising spaces are fungible.

The current available forms of Advertising Space that HotPlay supports includes: (1) Native Impression Ads, (2) Native Interactive Ads, and (3) Coupon Reward Ads. Native Impression Ads are charged on a Cost per one thousand impressions (“CPM”) basis. Native Interactive Ads are charged on a CPM or Cost Per Action (“CPA”) basis. Coupon Reward Ads are charged on a CPA basis, where fees are charged each time a coupon is distributed to the gamer, and on a success fee basis when coupons are redeemed. Prices are based on a bidding system which determines the reach of each campaign, and are affected by several factors including but not limited to effectiveness of ad space, game popularity, target demographics, target geography, etc. The revenue received from brands and advertisers are then shared between HotPlay and the respective game developers at a predetermined rate.

HotPlay Thailand and HotNow executed an agreement with one of Southeast Asia’s largest retailers to develop a gamified virtual store that will be integrated with a casual game owned by HotPlay. It is expected that HotPlay will deploy native impression ads and coupons to the virtual store and the casual game.

HotPlay has also signed a Memorandum of Understanding (“MOU”) with a major game developer/ publisher to onboard a major title in exchange for a 50/50 revenue split on ads delivered.

In addition, HotPlay Thailand has also signed a distribution agreement with Atari, Interactive, Inc (“Atari”) to sell Atari branded items in selected games on the HotPlay Platform

HotPlay has a first generation of these tools available but is now in the process of developing and deploying the next generation of these tools, which have been improved in various ways. The rollout of these new tools is planned to happen through the first and second calendar quarter of 2021. HotPlay anticipates the continued improvement and expansion of its tools and infrastructure will both keep up with increasing demand for its services and will also address new opportunities in the market.

The below shows the cycle of HotPlay’s in-game advertising system:

Competition

HotPlay’s Management believes that the HotPlay Platform has unique attributes and is the most comprehensive platform available in the current market. Nonetheless, it can be said that HotPlay competes directly with competitors that deliver in-game native ads such as:

●          Games that manually insert native advertisements in the form of:

○          static in-game ads that cannot be changed once games are released; or

○	campaigns where brands integrate advertising content with gameplay, requiring high upfront investment and development effort

●          Advergames which are games created specifically to promote a brand

●          In-game advertising platforms that deliver native impression ads

It is anticipated that the in-game advertising market will start to gain more attention, given the size and growth of the gamer populations coupled with the rising trend of digital advertising, and HotPlay expects new direct competitors to enter the market in the near future.

The principal competitive factors in the in-game advertising space include:

●          ease of use;

●          depth, flexibility, and versatility of solutions;

●          ability to scale;

●          fungibility of ads;

●          ease of integration for game developers;

●          gaming experience;

●          data tracking; and

●          delivery of relevant content and value to gamers.

The HotPlay Platform enables advertisers, brands, and merchants of all sizes to cost effectively create campaigns with ads that naturally appear as part of the game play, and provides them with the ability to track real world financial transactions attributed to ad interactions. Hence, HotPlay’s Management believes that the HotPlay Platform compares favorably with current direct competitors and would be able to stay competitive against new entrants.

HotPlay also competes indirectly with other advertising platforms that deliver in-game advertisements in the forms that disrupt gameplay, such as those platforms delivering impression ads, click through ads, and rewarded video ads.

Sales and Marketing

Video games or video game derived content have become one of the largest forms of media available to consumers in terms of revenue and engagement measures. The HotPlay Platform aims to allow merchants of any size to cost efficiently, implement, monitor and tune, real-time marketing campaigns in video games. Management of HotPlay believes that the display ads in video games are relatively ignored, whereas coupons and other forms of frequently exploited rewards can drive brand awareness with higher efficacy.

Initially, HotPlay plans to work with larger scale merchants in each territory who control highly distributed points of sale, as well as significant online distribution. HotPlay management intends to expand HotPlay to medium and small merchants by providing them with hyper-local and hyper-temporal marketing capabilities in order to maintain effectiveness and to keep their costs low.

HotPlay plans to expand its operations first to South East Asia, where the number of mobile online gamers is expected to rise to 250 million by 2021 (according to forecasts from an October 2020 report by Research and Markets), then to Japan and Korea in the next 12 months by partnering well positioned conglomerates in each territory, funding permitting. As HotPlay expands to different territories, it will also seek partnerships with leading retailers and advertising agencies in those markets.

HotPlay intends to invest more deeply in its brand to educate advertisers and the gaming industry on the benefits of HotPlay and the uniqueness of its offerings.

HotPlay plans to work to innovate and improve its IGA platform, making HotPlay more accessible and appealing for advertisers and retailers of any size.

Employees

Inclusive of HotPlay Thailand, HotPlay currently has 21 full-time employees. Additionally, HotPlay uses independent contractors to supplement its workforce, particularly in connection with software development and technology tasks. Its employees are not represented by a labor union and it considers its employee relations to be very good. Competition for qualified personnel in HotPlay’s industry has historically been intense, particularly for software engineers, developers, and other technical staffs.

Intellectual Property

HotPlay will be able to protect its technology and products from unauthorized use by third parties only to the extent it is covered by valid and enforceable patents or such knowledge is effectively maintained as trade secrets. Patents and other proprietary rights are thus an essential element of HotPlay’s business. HotPlay also relies on trade secrets, know-how, continuing technological innovation and licensing opportunities to develop and maintain its competitive position.

HotPlay’s success will depend in part on its ability to obtain and maintain patent and other proprietary protection for its current and future technology and know-how, to operate without infringing on the proprietary rights of others, and to prevent others from infringing its proprietary rights. HotPlay seeks to protect its proprietary position by, among other methods, filing United States and foreign patent applications related to its proprietary technology, inventions and improvements that are important to the development of its business.

HotPlay is the owner of pending US and international patents (United States Patent Application 2020/0114263 as well as related international filings) that cover key differentiating capabilities of the HotPlay Platform, including the capabilities required to usefully insert fungible ads into games, connect in-game advertising with real world coupons, connect virtual products with entitlements, discounts and/or coupons on real world products, as well as deliver in-game rewards that are driven by real world spending.

HotPlay’s trademarks are protected under the common law and/or by registration in the United States and other countries. HotPlay seeks to protect its proprietary processes, in part, by confidentiality agreements and invention assignment agreements with its personnel, including consultants and commercial partners. These agreements are designed to protect HotPlay’s proprietary information.

Government Regulation

Foreign business ownership in Thailand is subjected to the Foreign Business Act B.E. 2542 (1999) (FBA) which restricts the types of business that may be conducted by foreigners and the license requirements for each type of business. HotPlay is in the process of applying for an exemption under the FBA through a Foreign Business Certificate issued by the Thailand Board of Investment.

Additionally, Digital Service businesses are subject to the restrictions under the Computer-related Crime Act B.E 2560, to conduct Digital Service business, HotPlay must avoid unauthorized access to any computer system, input false data, pornographic, or forwarding such data causing damage to other data by revising or editing without consent.

HotPlay, as the service provider is subject to Consumer Protection Act B.E. 2522, requiring the company to provide a truth in advertising and full disclosure of service details to the customer. In addition, HotPlay may have liability to customers for unfair contract terms and trade competition clauses.

Under Trademark Act B.E. 2534, Patent Act B.E. 2522 and Copyright Act B.E. 2521, HotPlay is required to seek protection and exclusive rights on its intellectual property (Marks, Patents and Copyrights) by registering such IP with The Department of Intellectual Property (DIP), which is responsible for all matters relating to intellectual property registration in Thailand, as well as the enforcement of intellectual property rights laws.

        Thailand is in the process of introducing a Personal Data Protection Act (“PDPA”), which all companies in Thailand that handle personal data would be required to adhere to. This means that employers, businesses, and individuals that collect and process personal data would have to review and ensure that their data policies, particularly those pertaining to the rights of data subjects and the obligations of data controllers, are in line with the PDPA’s provisions once it comes into effect.

There are several business taxes levied by the Thai central government under the principal tax law, Revenue Code such as Corporate Income Tax, Value Added Tax, Specific Business Tax, Customs Duties, Excise Tax and Stamp Duties. HotPlay has a duty to assess its own income and ensure the right amount of taxes are paid to the government authorities and to correct to avoid additional tax penalty after the government inspection.

General Corporate Information

HotPlay’s address is Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands. HotPlay Thailand maintains its principal office at 695 Soi Sukhumvit 50, Sukhumvit Road, Prakanong, Klongtoey, Bangkok, 10260, Thailand. HotPlay’s phone number is +662 742 9141 and its website address is https://hotplay.games/en/ (which website includes information that Monaker does not intend to incorporate by reference into this proxy statement).

AXION BUSINESS

Overview

Axion Ventures, Inc. was formed in May 2016 through a merger of 29.3% of Axion Games Ltd. (“Axion Games”), a Cayman Islands company which develops video games, and Capstream Ventures Inc. (TSX Venture: “CSP”), a Canadian publicly traded company. The original shareholders of Axion Games received an aggregate of 153.2 million of shares of CSP including 33 million CSP shares which are still held in escrow as part of an earnout (“Performance Escrow”).

In February 2017, CSP changed its name to Axion Ventures, Inc. Between May 2016 and May 2018, Axion acquired an additional 54.22% of Axion Games in a series of share exchange transactions with various Axion Games shareholders.

Axion is a public company organized in June 2011 under the British Columbia Business Corporations Act. Axion’s ordinary shares are traded on the TSX Venture Exchange under the symbol “AXV”, and are quoted on the OTC Pink market maintained by OTC Markets, under the symbol “AXNVF”. Axion beneficially owns 54.22% of Axion Games, with primary operations in Shanghai, Peoples Republic of China (PRC), which is an online video game development and publishing company. Axion also has an investment in Innovega Inc., a private Delaware company with offices in Bellevue, Washington, and San Diego, California, that is developing digital eyewear that leverages contact lens and nanotechnology to deliver virtual reality, augmented reality, and mixed reality experiences from stylish glasses. Axion currently holds approximately 6.1% of Innovega’s issued and outstanding preference shares and approximately 1.4% of Innovega’s total issued and outstanding shares and options (fully diluted basis). Additionally, in December 2016, Axion and True Incube Co., Ltd., an affiliate of True Corporation Public Company Limited, one of Southeast Asia’s leading telecommunications, media enterprises and game publishers, agreed to form a joint venture to establish a video game academy and development studio in Thailand. Under the terms of a joint venture and shareholders’ agreement (the “JVA”), the joint venture operates as a Thai company named “True Axion Interactive Ltd.” (“TAI”) with Axion Interactive, Inc., a wholly-owned subsidiary of Axion, holding a 60% equity interest in TAI and True Incube holding a 40% equity interest in TAI.

Axion Games, initially named Epic Game China (Cayman), was formed in 2006 as an independent AAA game development studio and game publisher. In 2014 Epic Games China changed its name to Axion Games Ltd. (Cayman).

In 2015, Axion Games’s management, after success with a self-published original video game code named “Mars” (“Mars”) in China, decided to de-emphasize outsourcing efforts and signed a publishing deal with Tencent company to make an original personal computer (PC) shooting game, “Rising Fire”. In 2016, Axion management decided that the best way to increase development capacity and make a portfolio of original titles is to expand its operations to Thailand into a joint venture with True Incube Co., Ltd, part of a large conglomerate in Thailand. This joint venture is TAI. Axion is now developing seven high production value titles and believes that its major competitive advantage is that it can develop quality titles in emerging markets such as Thailand, for approximately 20% of the cost in developed countries.

Axion has recently signed and announced a number of publishing deals for several of its video games including Mars, Rising Fire, and Invictus with various global publishers.

MONAKER MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the financial condition and results of our operations should be read in conjunction with the consolidated financial statements and related notes included elsewhere in this proxy statement beginning on page F-1. In addition to historical consolidated financial information, the following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. These statements involve risks and uncertainties and our actual results could differ materially from those discussed below. See the “Forward-Looking Statements” disclosure above for a discussion of the uncertainties, risks and assumptions associated with these statements. See also the disclosures under “Risk Factors”, above for additional discussion of such risks.

Results of Operations for the Three Months Ended November 30, 2020 Compared to the Three Months Ended November 30, 2019

Revenues

Our total revenues decreased 94% to $5,346 for the three months ended November 30, 2020, compared to $89,168 for the three months ended November 30, 2019, a decrease of $83,822 from the prior period. The decrease in sales is mainly due to the impact of the COVID-19 pandemic on the global travel industry. We received many cancellations during the quarter and thereafter as travelers were unwilling, or unable, due to COVID-19 and worldwide travel restrictions associated therewith, to undertake travel and tours. Our sales have decreased drastically as a result of the pandemic. Some travelling schedules have been postponed to later in the year, or the beginning of next year; however, the ultimate effect, duration and effects of the COVID-19 pandemic are currently unknown at this time; provided that we expect such pandemic to continue to have a material adverse effect on our revenues for the remainder of the calendar year and continuing into 2021.

Cost of Revenues

Our total cost of revenues decreased 89% to $9,419 for the three months ended November 30, 2020, compared to $87,368 for the three months ended November 30, 2019, a decrease of $77,949. Our gross loss was $4,073 for the three months ended November 30, 2020, compared to gross profit of $1,800 for the three months ended November 30, 2019. Cost of revenues and gross profit decreased as a result of the decrease in revenues discussed above.

Operating Expenses

Our operating expenses include general and administrative expenses, salaries and benefits, technology and development, stock-based compensation, selling and promotions expenses, and depreciation and amortization. Our operating expenses increased by $121,109 or 7% to $1,763,219 for the three months ended November 30, 2020, compared to $1,642,110 for the three months ended November 30, 2019. This increase was mainly as a result of (i) an increase in stock-based compensation of $427,419 which consisted of $157,470 of employee related issuances and $253,791 of reclassifications of accruals in prior period, and (ii) a $188,867 increase in salaries and benefits related to additional personnel needed to support product launches. These increases were partially offset by a (i) a decrease in general and administrative expenses of $350,527, of which $288,155 related to a reduction in asset management expenses for the IDS project asset and a $44,173 decrease in travel related expenses, and (ii) a decrease in technology and development expenses of $171,099, as a result of the capitalization of development costs.

Other Expenses

Our other expenses include valuation gain or loss on investments, interest expense, and other income.

Our total other expenses decreased to $576,504 for the three months ended November 30, 2020, compared to $1,656,783 for the three months ended November 30, 2019, a change of $1,080,280 from the prior period. The reduction is mainly attributable to the valuation change of our holdings in Bettwork, Verus and Recruiter.com, as described in greater detail in “Note 3 – Investment in Unconsolidated Affiliates”, to the unaudited financial statements of Monaker included herein beginning on page F-14, which resulted in a loss of $597,416 for the three months ended November 30, 2020, compared to a loss of $1,584,877 for the three months ended November 30, 2019, for an improvement of $987,461. This improvement was partially offset by an increase of $57,449 in interest expense and an increase of $260,182 in other income/expense. We also had a $109,915 loss on sale of marketable securities during the three months ended November 30, 2020, related to the realized loss on sale of our Verus holdings.

Net Loss

We had a net loss of $2,343,796 for the three months ended November 30, 2020, compared to a net loss of $3,297,093 for the three months ended November 30, 2019, resulting in an improvement in net loss of $953,298 or 29% from the prior period. This improvement in net loss was primarily due to a reduction in other income and expenses of $1,080,280 which was partially offset by an increase of $121,109 in operating expenses as described in greater detail above.

Results of Operations for the Nine Months Ended November 30, 2020 Compared to the Nine Months Ended November 30, 2019

Revenues

Our total revenues decreased 87% to $47,765 for the nine months ended November 30, 2020, compared to $358,818 for the nine months ended November 30, 2019, a decrease of $311,053. The decrease in sales is mainly due to the impact of the COVID-19 pandemic on the global travel industry. We received numerous cancellations during the first nine months of the fiscal year and thereafter as travelers were unwilling, or unable, due to COVID-19 and worldwide travel restrictions associated therewith. Our sales have decreased drastically as a result of the pandemic. Some travelling schedules have been postponed to next year; however, the ultimate effect, duration and effects of the COVID-19 pandemic are currently unknown at this time; provided that we expect such pandemic to continue to have a material adverse effect on our revenues for calendar 2021.

Cost of Revenues

Our total cost of revenues decreased 86% to $43,186 for the nine months ended November 30, 2020, compared to $298,805 for the nine months ended November 30, 2019, a decrease of $255,619. Our gross profit was $4,579 for the nine months ended November 30, 2020, compared to $60,013 for the nine months ended November 30, 2019. Cost of revenues and gross profit decreased as a result of the decrease in revenues discussed above.

Operating Expenses

Our operating expenses include general and administrative expenses, salaries and benefits, technology and development, stock-based compensation, selling and promotions expenses, and depreciation and amortization. Our operating expenses increased by $688,333 or 15% to $5,331,638 for the nine months ended November 30, 2020, compared to $4,643,305 for the nine months ended November 30, 2019. This increase was mainly attributable to an increase in general and administrative expenses of $855,873 for the nine months ended November 30, 2020 which increased to $2,296,529, for the nine months ended November 30, 2020, compared to $1,440,656, for the nine months ended November 30, 2019, which was mainly the result of (i) an increase in investor relations activities of $230,850, to $735,620 for the nine months ended November 30, 2020, compared to $504,770, for the nine months ended November 30, 2019, and (ii) a $661,896 increase in legal and professional fees related to the aforementioned legal proceedings, which increased to $848,703 for the nine months ended November 30, 2020, from $186,807 for the nine months ended November 30, 2019. Salaries and benefits increased by $480,074, for the nine months ended November 30, 2020 to $1,665,661, compared to $1,185,587, for the nine months ended November 30, 2019, due to additional personnel needed to support product launches. Selling and promotions expenses increased by $146,871, for the nine months ended November 30, 2020, to $204,363, compared to $57,492, for the nine months ended November 30, 2019, as a result of new websites and product launches as previously described. All of these increases were partially offset by a decrease of $833,273 in technology and development related expenses, to $464,861 for the nine months ended November 30, 2020, compared to $1,298,134 for the nine months ended November 30, 2019, mainly as a result of capitalization of development costs.

Other Expenses

Our other expenses include valuation gain or loss on investments, interest expense, and other income.

Our total other expenses decreased to $1,775,808 for the nine months ended November 30, 2020, compared to $4,124,258 for the nine months ended November 30, 2019, a change of $2,348,451 from the prior period. The reduction is mainly attributable to the change in equity of our investment in Bettwork and Recruiter.com, as described in greater detail in “Note 3 – Investment in Unconsolidated Affiliates” to the unaudited financial statements of Monaker included herein beginning on page F-14, which resulted in a decrease in valuation gain/loss of $1,241,725 for the nine months ended November 30, 2020, compared to $3,994,511 for the nine months ended November 30, 2019, for an improvement of $2,752,786. This improvement was partially offset by a realized loss of $594,431 mainly related to the sale of a portion of our equity position in Verus.

Net Loss

We had a net loss of $7,102,867 for the nine months ended November 30, 2020, compared to a net loss of $8,707,550 for the nine months ended November 30, 2019, resulting in a decrease in net loss of $1,604,684 or 18% from the prior period. The decrease in the net loss was primarily due to a decrease of $2,348,451 in total other income and expense mainly related to valuation changes in our investment holdings, which was offset by an increase in total operating expenses of $688,333, a decrease in gross profit of $55,434 as described in greater detail above.

Results of Operations for the Fiscal Year Ended February 29, 2020 Compared to the Fiscal Year Ended February 28, 2019

Revenues

Total travel and commission revenues decreased 12.6% to $441,769 for the fiscal year ended (FYE) February 29, 2020, compared to $505,187 for the fiscal year ended (FYE) February 28, 2019, a decrease of $63,418. The decrease is mainly attributable to a decrease in the sale of large groups of travel package trips throughout the fiscal year.

Cost of Revenues

We had cost of revenues of $352,963 for the year ended February 29, 2020, compared to $400,814 for the year ended February 28, 2019, which decrease mainly corresponded to the decrease in revenues over the same period.

Operating Expenses

Our operating expenses, including technology and development, salaries and benefits, selling and promotion, amortization of intangibles, impairment of intangibles and general and administrative expenses, increased 13.1% to $6,056,421 for the FYE February 29, 2020, compared to $5,332,153 for the fiscal year ended February 28, 2019, an increase of $724,268 or 13.6%. The main reasons for the increase in operating expenses were a $403,194 or 21.1% increase in general and administrative expenses, due to increases in investor relations, professional/consulting fees, and asset management expense, a $381,440 or 27.2% increase in salaries and benefits, a $376,084 or 35.1% increase in technology and development expenses, and a $135,303 increase in selling and promotions, offset by a $482,278 decrease in stock-based compensation.

Other Income (Expenses)

Other income (expense) includes gain on sale of assets, valuation gain/(loss), interest expense, loss on legal settlement, contract settlement expenses, and realized loss on sale of marketable securities. Total other expenses were $3,487,071 for the FYE February 29, 2020, which were mainly due to the $5,267,208 valuation loss offset by the $1,984,870 realized gain on investment in unconsolidated affiliates for the FYE February 29, 2020, compared to total other income of $9,526,343 for the FYE February 28, 2019, which primarily was due to $5,250,000 of gain on sales of assets and $4,528,596 of valuation gain on investment in unconsolidated affiliates.

Net Income/Loss

We had net loss of $9,454,686 for the FYE February 29, 2020, compared to net income of $4,298,563 for the FYE February 28, 2019, an increase in net loss of $13,753,249 from the prior period. The increase in net loss was primarily attributable to the decrease in other income of $13,013,415, largely related to the decreases of gain on sales of assets and valuation gain on investment in unconsolidated affiliates of $5,250,000 and $9,732,387, respectively, and an increase in operating expenses of $724,268, offset by an increase of $2,027,728 of realized gain on sale of marketable securities.

Liquidity and Capital Resources; Going Concern

At November 30, 2020, we had $3,596,130 of cash on-hand, an increase of $3,433,624 from the $162,506 of cash on hand we had at February 29, 2020. This increase was driven primarily by $9,559,766 of cash provided by financing activities offset by cash used by investing and operating activities of $3,322,584, and $2,803,558, respectively.

Net cash used in operating activities was $2,803,558 for the nine months ended November 30, 2020, a decrease of $5,323,455 from the $2,519,897 of cash provided by operating activities during the nine months ended November 30, 2019. The main items driving this decrease was (i) a net decrease of $3,550,133 in valuation losses and unrealized losses on marketable securities resulting in $1,836,156 for November 30, 2020 as compared to $5,386,289 as of November 30, 2019, (ii) a decrease of $4,920,000 on shares issued for intangible assets resulting in $0 for the nine months ended November 30, 2020, compared to $4,920,000 for the nine months ended November 30, 2019. These were offset by increases in stock-based compensation and consulting activities of $1,262,447 and a decrease of $1,604,683 in net loss from operations.

Net cash used in investing activities decreased to $3,322,584 for the nine months ended November 30, 2020, a decrease of $1,673,221 from the $4,995,805 of cash used in investing activities during the nine months ended November 30, 2019. The decrease was mainly driven by reduced spending on intangible assets of $4,158,265, from $4,981,622 for the nine months ended November 30, 2019, compared to $823,357 during the nine months ended November 30, 2020. The cash used for the nine months ended November 30, 2019, related to intangible assets of $4,981,622, related primarily to the purchase of certain intellectual property assets from IDS, Inc. (“IDS”) as described in detail under “Note 8 – Commitments and Contingencies”, to the unaudited financial statements of Monaker included herein beginning on page F-24, under the heading “Legal Matters”, as compared to $0 for the nine months ended November 30, 2020, which was partially offset by $2,100,000 of payments related to the acquisition of Longroot Inc. in November 2020, as described in greater detail under “Note 4 – Acquisitions and Dispositions” —“Purchase of Longroot, Inc.” to the unaudited financial statements of Monaker included herein beginning on page F-15, and $501,189 of payments related for our travel website development costs for the nine months ended November 30, 2020.

Net cash provided by financing activities was $9,559,766 for the nine months ended November 30, 2020, an increase of $6,973,748 from the $2,586,017 of cash provided by financing activities during the nine months ended November 30, 2019. Most of this increase is a result of proceeds from promissory notes from related parties of $4,090,000 which were partially offset by $367,408 of payments on those related notes for the nine months ended November 30, 2020 as compared to $0 for the nine months ended November 30, 2019. The sale of these promissory notes generated net proceeds of $1,397,592 associated with amounts borrowed under the Revolving Monaco Trust Note (discussed in greater detail above under “Note 6 –Related Party Promissory Notes and Transactions” to the unaudited financial statements of Monaker included herein beginning on page F-19, and $2,500,000 related to the HotPlay Convertible Notes (discussed in greater detail above under “Note 5 – Line of Credit and Notes Payable” to the unaudited financial statements of Monaker included herein beginning on page F-16). Additionally, the increase in cash provided by financing activities was also driven by proceeds from the issuance of non-related party promissory notes of $4,765,000, which were partially offset by payments of $747,826 for the nine months ended November 30, 2020. The main drivers of these proceeds were $3,870,000 of gross proceeds related to the Streeterville Note and $895,000 related to gross proceeds from the Iliad Note (both discussed in greater detail under “Note 5 – Line of Credit and Notes Payable” to the unaudited financial statements of Monaker included herein beginning on page F-16) during the nine months ended November 30, 2020, which was partially offset by note repayments of $747,826 associated with repayments on the $895,000 Secured Promissory Note (the “Iliad Note”) with Iliad Research and Trading, L.P. (“Iliad”).

Our largest asset as of November 30, 2020, was $10,321,343 of website development costs and intangible assets, net, mainly related to the IDS project and Longroot, Inc. acquisition. As of November 30, 2020, most of the Company’s current liabilities consisted of $11,407,482 of notes payable mainly related to the Streeterville Capital, LLC, HotPlay convertible notes, Revolving Monaco Trust Note, and Longroot, Inc. agreements as previously discussed. The $9,272,121 of investment in affiliate as of November 30, 2020, represented the value of the Series B Convertible Preferred Stock issued in connection with acquisition of a 33.85% interest in Axion, which closed on November 16, 2020, provided that ownership of such Axion shares has not been formally transferred to the Company yet, and as such, the ownership of those shares are not yet included on the balance sheet. The $7,657,024 of other receivable constitutes the debt acquired from the Axion Creditors in connection with the closing of the Axion Share Exchange on November 16, 2020.

As of November 30, 2020, we had $32,399,546 in total assets, $12,721,330 in total liabilities (all of which were current liabilities), negative working capital of $534,137 and a total accumulated deficit of $122,955,764. The negative working capital of $534,137 as of November 30, 2020, represented a decrease in working capital deficit of $1,976,478, compared to $2,510,615 of negative working capital which we had as of February 29, 2020, which decrease was mainly due to the increase in current assets associated with the acquisition of the $7,657,024 of debt owed by Axion, pursuant to the closing of the Axion Share Exchange and the increase in cash, offset by the increase in current liabilities related to borrowings.

Additionally, on November 23, 2020, we received $3,255,000 of net proceeds in connection with the sale of the Streeterville Note and on December 31, 2020, we closed the underwritten Offering of 3,080,000 shares of our common stock (with an additional 462,000 shares of our common stock being sold on January 13, 2021, in connection with the underwriters’ exercise of their overallotment option), for $2.50 per share and raised net proceeds of approximately $8.1 million.

Additional information regarding our notes receivable, investments in equity instruments, acquisitions and dispositions, line of credit and notes payable can be found under “Part I – Financial Statements – Item. Financial Statements – Notes to Consolidates Financial Statements” — “Note 2 – Notes Receivable”, “Note 3 – Investment in Equity Instruments”, “Note 4 – Acquisitions and Dispositions”, “Note 5 – Line of Credit and Notes Payable”, “Note 6 –Related Party Promissory Notes and Transactions”, and “Note 10 – Subsequent Events”, to the unaudited financial statements of Monaker included herein beginning on page F-36.

We have very limited financial resources. We currently have a monthly cash requirement of approximately $600,000, exclusive of capital expenditures. We anticipate funds raised through the sale of the Streeterville Note and pursuant to the underwritten offering, discussed above, will be sufficient to provide us working capital through the closing of the HotPlay exchange agreement. In the event the HotPlay exchange agreement does not close on a timely basis, or the HotPlay exchange agreement is terminated, we anticipate requiring additional funding, because our projected cash generated from operations is not sufficient to meet our cash needs for working capital and capital expenditures, and if such additional funds are required, management intends to seek additional equity or obtain additional credit facilities or loans. However, we may be unable to raise additional capital upon terms acceptable to us. The sale of additional equity will result in additional dilution to our stockholders. A portion of our cash may be used to acquire or invest in complementary businesses, or to increase our ownership of Axion and/or Longroot Cayman or products or to obtain the right to use complementary technologies. From time to time, in the ordinary course of business, we evaluate potential acquisitions of such businesses, products or technologies.

We will need substantial additional capital to support the on-going operation and increased market penetration of our products including the development of national advertising relationships, increases in operating costs resulting from additional staff and office space until such time as we generate revenues sufficient to support ourselves. We believe that in the aggregate, we could require several millions of dollars to support and expand the marketing and development of our travel products, repay debt obligations, provide capital expenditures for additional equipment and development costs, payment obligations, office space and systems for managing the business, and cover other operating costs until our planned revenue streams from all products are fully implemented and begin to offset our operating costs. Our failure to obtain additional capital to finance our working capital needs on acceptable terms, or at all, will negatively impact our business, financial condition, and liquidity. As of November 30, 2020, we had approximately $13 million of current liabilities. We currently do not have the resources to satisfy these obligations, and our inability to do so could have a material adverse effect on our business and ability to continue as a going concern.

To date, we have funded our operations with the proceeds from equity and debt financings and we anticipate we will need to meet our funding requirements through the sale of equity or debt financing, which funds may not be available on favorable terms, if at all. We anticipate that we would need several millions of dollars to properly market our services and fund the operations for the next 12 months.

Although we currently cannot predict the full impact of the COVID-19 pandemic on our fourth quarter fiscal 2021 financial results or for the year ended February 28, 2021, we currently anticipate a significant decrease in year-over-year revenue (similar to the decrease in quarter-over-quarter revenue we experienced during the quarters ended May 31, 2020, August 31, 2020 and November 30, 2020), which decreases we currently expect to continue throughout at least the early portion of fiscal 2022. However, the ultimate extent of the COVID-19 pandemic and its impact on global travel and overall economic activity is unknown and impossible to predict at this time.

Separately, our capital requirements may increase in the near term and long-term due to the impact of the COVID-19 pandemic, the resulting reduced demand for travel services, the increases in cancellations and re-bookings, and the extent to which such pandemic may further impact the ability of our customers to fulfill their payment obligations.

Critical Accounting Policies and Estimates

Our consolidated financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The preparation of these consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, costs and expenses, and related disclosures. On an ongoing basis, we evaluate our estimates and assumptions. To the extent there are material differences between these estimates and our actual results, our consolidated financial statements will be affected.

Our significant accounting policies are described in “Note 2 - Summary of Significant Accounting Policies” to the accompanying consolidated financial statements of Monaker included herein beginning on page F-41.

The methods, estimates and judgments we use in applying our accounting policies have a significant impact on our results of operations. We believe that the policies listed below involve the greatest degree of complexity and judgment by our management and are critical for understanding and evaluating our financial condition and results of operations. If actual results significantly differ from the Company’s estimates, the Company’s financial condition and results of operations could be materially impacted.

Revenue Recognition

We recognize revenue when the customer has purchased the product, the occurrence of the earlier of date of travel or the date of cancellation has expired, the sales price is fixed or determinable and collectability is reasonably assured.

Revenues for customer travel packages purchased directly from the Company are recorded in gross amounts (the amount paid to the Company by the customer is shown as revenue and the cost of providing the respective travel package is recorded to cost of revenues).

We generate our revenues from sales directly to customers as well as through other distribution channels of tours and activities at destinations throughout the world. We also generate revenue from commissions on bookings and sales of ancillary products and services.

Payments for tours or activities received in advance of services being rendered are recorded as deferred revenue and recognized at the earlier of the date of travel or the last date of cancellation (i.e., the customer’s refund privileges lapse).

Business Combinations

The purchase prices of acquired businesses or acquired assets have been allocated to the tangible and intangible assets acquired and liabilities assumed, based upon their estimated fair value at the date control is obtained. The difference between the purchase price and the fair value of the net assets acquired is recorded as goodwill.

Most of the businesses we have acquired did not have a significant amount of tangible assets. We typically identified the following identifiable intangible assets in each acquisition: trade name, customer relationships and internal software. In making certain assumptions on valuation and useful lives, we considered the unique nature of each acquired asset.

Determining the estimated fair value of assets involves the use of significant estimates, judgment and assumptions, such as future cash flows and selection of comparable companies. Future changes in our assumptions or the interrelationship of those assumptions may negatively impact future valuations and could result in an impairment of goodwill or intangible assets that may have a material effect on our financial condition and operating results.

Definite-lived intangible assets are recorded at cost and amortized using a method that reflects our best estimate of the pattern in which the economic benefit of the related intangible asset is utilized.

Goodwill and indefinite-lived intangible assets, such as certain trade names, are not amortized and are subject to annual impairment tests during the fourth quarter, or whenever events or circumstances indicate impairment may have occurred. For goodwill and indefinite lived intangible assets, we complete a quantitative analysis that compares the fair value of our reporting unit or indefinite-lived intangible assets to the carrying amounts, and an impairment loss is recognized equivalent to the excess of the carrying amount over the fair value.

Accounts Receivable

We extend credit to our customers in the normal course of business. Further, we regularly review outstanding receivables, and provide for estimated losses through an allowance for doubtful accounts. In evaluating the level of established loss reserves, we make judgments regarding our customers’ ability to make required payments, economic events and other factors. As the financial condition of these parties change, circumstances develop or additional information becomes available, and adjustments to the allowance for doubtful accounts may be required. We maintain reserves for potential credit losses, and such losses traditionally have been within our expectations. As of November 30, 2020, February 29, 2020, and February 28, 2019, we had $0 of accounts receivable. Our allowance for doubtful accounts was $0 as of August 31, 2020 and February 29, 2020.

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification 360-10, “Property, Plant and Equipment”, we periodically review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. We recognize an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. As of November 30, 2020, and February 29, 2020, we had not impaired any long-lived assets.

Website Development Costs

We account for website development costs in accordance with Accounting Standards Codification 350-50 “Website Development Costs”. Accordingly, all costs incurred in the planning stage are expensed as incurred, costs incurred in the website application and infrastructure development stage that meet specific criteria are capitalized subject to straight-line amortization over a three-year period and costs incurred in the day-to-day operation of the website are expensed as incurred.

Goodwill and Other Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, we assess the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors we consider important, which could trigger an impairment review include the following:

1. Significant underperformance to historical or projected future operating results;

2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and

3. Significant negative industry or economic trends.

When we determine that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flow, we record an impairment charge. We measure any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. We evaluated the remaining useful life of the intangibles and did not record an impairment of intangible assets for the nine months ended November 30, 2020, or during the years ended February 29, 2020 and February 28, 2019.

The Company incurred amortization expense of $248,980 and $220,353 during the nine months ended November 30, 2020 and 2019, respectively.

Convertible promissory notes

Upon issuance of convertible promissory senior notes, we separated the notes into liability and equity components. We record debt net of debt discount for beneficial conversion features and warrants, on a relative fair value basis. Beneficial conversion features are recorded pursuant to the Beneficial Conversion and Debt Topics of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated convertible feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the par value of the notes as a whole. The excess of the principal amount of the liability component over its carrying amount (“debt discount”) is amortized to interest expense over the term of the notes using the effective interest rate method. The equity component is not re-measured as long as it continues to qualify for equity classification. The balance of convertible promissory senior notes, as of November 30, 2020, February 29, 2020 and February 28, 2019, was $0.

In accounting for the transaction costs related to the convertible note issuance, we allocated the total amount incurred to the liability and equity components based on their relative values. Transaction costs attributable to the liability component are being amortized to expense over the term of the notes using the effective interest rate method, and transaction costs attributable to the equity component were netted with the equity component in stockholders’ equity.

Derivative Instruments

We enter into financing arrangements that consist of freestanding derivative instruments or are hybrid instruments that contain embedded derivative features. We account for these arrangements in accordance with Accounting Standards Codification topic 815, Accounting for Derivative Instruments and Hedging Activities (“ASC 815”) as well as related interpretation of this standard. In accordance with these standard, derivative instruments are recognized as either assets or liabilities in the balance sheet and are measured at fair values with gains or losses recognized in earnings. Embedded derivatives that are not clearly and closely related to the host contract are bifurcated and are recognized at fair value with changes in fair value recognized as either a gain or loss in earnings. We determine the fair value of derivative instruments and hybrid instruments based on available market data using appropriate valuation models, considering all of the rights and obligations of each instrument.

We estimate fair values of derivative financial instruments using various techniques (and combinations thereof) that are considered consistent with the objective measuring fair values. In selecting the appropriate technique, we consider, among other factors, the nature of the instrument, the market risks that it embodies and the expected means of settlement. For less complex derivative instruments, such as freestanding warrants, we generally use the Black-Scholes model, adjusted for the effect of dilution, because it embodies all of the requisite assumptions (including trading volatility, estimated terms, dilution and risk-free rates) necessary to fair value these instruments. Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques (such as Black-Scholes model) are highly volatile and sensitive to changes in the trading market price of our common stock. Since derivative financial instruments are initially and subsequently carried at fair values, our income (expense) going forward will reflect the volatility in these estimates and assumption changes. Under the terms of the new accounting standard, increases in the trading price of our common stock and increases in fair value during a given financial quarter result in the application of non-cash derivative expense. Conversely, decreases in the trading price of our common stock and decreases in trading fair value during a given financial quarter result in the application of non-cash derivative income.

Based upon ASC 815-25 the Company has adopted a sequencing approach regarding the application of ASC 815-40 to its outstanding convertible debentures. Pursuant to the sequencing approach, the Company evaluates its contracts based upon earliest issuance date.

In July 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-11, Earnings Per Share (Topic 260) Distinguishing Liabilities from Equity (Topic 480) Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features, and II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception. ASU 2017-11 intends to reduce the complexity associated with the issuer’s accounting for certain financial instruments with characteristics of liabilities and equity. Specifically, the FASB determined that a down round feature (as defined) would no longer cause a freestanding equity-linked financial instrument (or an embedded conversion option) to be accounted for as a derivative liability at fair value with changes in fair value recognized in current earnings and is effective in fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company adopted the new standard during 2017, preventing the need to account for several outstanding warrants that contain down round features as derivative instruments.

Stock-Based Compensation

We have stock-based compensation plans which allow for the issuance of stock-based awards, including stock options, restricted stock units and restricted stock awards. We compute share-based payments in accordance with Accounting Standards Codification 718-10 “Compensation” (ASC 718-10). ASC 718-10 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods and services at fair value, focusing primarily on accounting for transactions in which an entity obtains employees services in share-based payment transactions. It also addresses transactions in which an entity incurs liabilities in exchange for goods and services that are based on the fair value of an entity’s equity instruments or that may be settled by the issuance of those equity instruments.

SAB No. 107, Share-Based Payment (“SAB 107”) provides guidance regarding the interaction of ASC 718-10 and certain SEC rules and regulations. We have applied the provisions of SAB 107 in its adoption of ASC 718-10. We account for stock-based compensation expense by amortizing the fair value of each stock-based award expected to vest over the requisite service or performance period. The fair value of restricted stock awards is based on the number of shares granted and the closing price of our common stock on the date of grant. The fair value of each stock option award is calculated on the date of grant using the Black-Scholes option-pricing model.

The Black-Scholes model requires various assumptions including fair value of the underlying stock, volatility, expected term, risk-free interest rate and expected dividends. We use our historical experience to estimate the expected forfeiture rate of awards, and only recognize expense for those awards expected to vest. To the extent the actual forfeiture rate is different from the estimate, the stock-based compensation expense is adjusted accordingly. If any of the assumptions we use in estimating the fair value of awards change significantly or the actual forfeiture rate is different than the estimate, stock-based compensation expense may differ materially in the future.

We have implemented all new relevant accounting pronouncements that are in effect through the date of these financial statements. These pronouncements did not have a material impact on the financial statements and unless otherwise disclosed, we do not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

Income Taxes

We account for income taxes pursuant to the provisions of ASC 740-10, “Accounting for Income Taxes” in accordance with the liability method, whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. These differences result in deferred tax assets and liabilities, which are included in our consolidated balance sheets. We then assess the likelihood that the deferred tax assets will be recovered from future taxable income and the reversal of temporary taxable differences. A valuation allowance is established against deferred tax assets to the extent we believe that recovery is not likely. Significant judgment is required in determining any valuation allowance to be recorded. In assessing the need for a valuation allowance, we consider all available evidence, including past operating results, estimates of future taxable income, reversals of taxable temporary differences and the feasibility of tax planning over the periods in which the temporary differences are deductible. In the event we change our determination as to the amount of deferred tax assets that can be realized, we will adjust our valuation allowance with a corresponding impact to the provision for income taxes in the period in which the determination is made.

The difference between our effective income tax rate and the federal statutory rate is primarily a function of the mix of uncertain tax positions and permanent differences including non-deductible charges. Our provision for income taxes is subject to volatility and could be adversely impacted if earnings or tax rates differ from our expectations or if new tax laws are enacted.

Significant judgment is required in evaluating any uncertain tax positions, including the timing and amount of deductions and allocations of income among various tax jurisdictions. We are required to identify, evaluate and measure all uncertain tax positions taken or to be taken on tax returns and to record liabilities for the amount of these positions that may not be sustained, or may only partially be sustained, upon examination by the relevant taxing authorities. Although we believe that our estimates and judgments are reasonable, actual results may differ from these estimates. Some or all of these judgments are subject to review by the taxing authorities. We adjust these reserves in light of changing facts and circumstances, such as the closing of an audit or the refinement of an estimate. To the extent that the final outcome of a matter is different than the amount recorded, such differences will impact the provision for income taxes in the period in which the determination is made. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate, as well as any related net interest and penalties.

We have adopted ASC 740-10-25 Definition of Settlement, which provides guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits and provides that a tax position can be effectively settled upon the completion of an examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open. As of November 30, 2020, the Company’s income tax returns for tax years ending February 29, 2020, February 28, 2019, 2018, 2017, February 29, 2016, February 28, 2015, 2014, 2013, and February 29, 2012 remain potentially subject to audit by the taxing authorities.

We follow the guidance of ASC 740, “Income Taxes.” Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry-forwards. No current tax provision has been made in the accompanying statement of income (loss) because no taxes are due currently or were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carry-forward has been recognized, as it is not deemed likely to be realized.

Earnings per Share

Basic earnings per share are computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Diluted loss per common share is not presented because it is anti-dilutive.

On May 12, 2012, we effected a 1:500 reverse stock-split of all of our outstanding shares of common stock, which has been retroactively reflected herein.

On June 25, 2015, we effected a 1:50 reverse stock-split of all of our outstanding shares of common stock, which has been retroactively reflected herein.

On February 12, 2018, we effected a 1:2.5 reverse stock-split of all of our outstanding shares of common stock, which has been retroactively reflected herein.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT
MARKET RISK OF MONAKER

Pursuant to Item 305(e) of Regulation S-K (§ 229.305(e)), the Company is not required to provide the information required by this Item as it is a “smaller reporting company,” as defined by Rule 229.10(f)(1).

HOTPLAY MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of financial condition and results of operations should be read together with HotPlay’s financial statements and the related notes appearing elsewhere in this proxy statement. In addition to historical information, the following discussion contains forward-looking statements that involve risks and uncertainties. Please see “Forward-Looking Statements” on page 103 for additional factors relating to such statements, and see “Risk Factors” beginning on page 39 for a discussion of certain risk factors applicable to HotPlay’s business, financial condition and results of operation. Operating results are not necessarily indicative of results that may occur in future periods.

Overview

HotPlay, a private company organized under the laws of the British Virgin Islands, has rights to certain intellectual property relating to in-game (mobile gaming) advertising technology that enables brands to insert seamless non-intrusive and even interactive advertising content into online games. The technology also enables advertisers to deliver special privileges in the form of non-intrusive and interactive digital coupons, redeemable both online and offline. Pursuant to the HotPlay exchange agreement, HotPlay also agreed to acquire (a) 49% of the Class A shares of capital stock of HotPlay Thailand; and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HotPlay Thailand through a preferred share structure, which acquisition has been completed to date. HotPlay Thailand is expected to license the in-game advertising technology from HotPlay, and to put various agreements in place to engage TAI (defined below) to create games from the intellectual property held by HotPlay, and any other game production that HotPlay Thailand deems beneficial for HotPlay’s business expansion, including a planned web-based game.

Recent Developments

Pursuant to the HotPlay exchange agreement, entered into on July 23, 2020, the HotPlay stockholders, each agreed to exchange, pursuant to the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 52,000,000 shares of the Company’s common stock.

The HotPlay share exchange has been approved by the board of directors of both companies (Monaker and HotPlay) and by the stockholders of HotPlay. The HotPlay share exchange is expected to close in the second quarter of 2021, subject to the approval of the stockholders of Monaker and other customary closing conditions, as detailed in the HotPlay exchange agreement.

On October 8, 2020, HotPlay Thailand registered an increase of share capital with the Ministry of Commerce in accordance with a resolution passed by the Extraordinary Meeting of shareholders No.1/2020 dated October 8, 2020. The meeting approved the increase in HotPlay Thailand’s registered share capital from $31,048 (a 100,000 ordinary shares of $0.314 per share) to $62,096 (a total 200,000 shares of which 98,000 shares are preference shares (49%) and 102,000 shares (51%) are ordinary shares at the par value of $0.314 per share) to facilitate the business operation of the Company. Subsequently, HotPlay acquired ownership of 90% of the voting, and (ii) 95% of the economic and liquidation rights, associated with HotPlay Thailand, through the preferred share structure and therefore effectively ‘controls’ HotPlay Thailand.

In connection with the HotPlay exchange agreement, HotPlay will be deemed to be the accounting acquirer because the stockholders of HotPlay will effectively control the combined company following the exchange agreement. The HotPlay exchange agreement will be treated as a reverse acquisition.

Basis of Presentation

The combined financial statements of HotPlay and HotPlay Thailand have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and present the combined balance sheets of HotPlay and HotPlay Thailand (collectively, the “HP Companies”) as of November 30, 2020 and August 31, 2020 and the related combined statements of comprehensive income, changes in shareholders’ equity and cash flows for the period from March 6, 2020 (inception) to August 31, 2020 and September 1, 2020 to November 30, 2020. All significant intercompany balances and transactions among the legal entities are eliminated.

Results of Operations For the Three Months Ended November 30, 2020

Operating Expenses

The HP Companies had general and administrative expenses of $458,759 for the three months ended November 30, 2020. General and administrative expenses consisted mainly of employee salaries and benefits, professional fees for strategic advisory services, software development consulting services, legal fees, and the amortization of the Intellectual Property.

Other Income (Expense), Net

The HP Companies had other income, net, of $13,410 for the three months ended November 30, 2020, consisting of $28,606 of foreign exchange gain partially offset by $15,196 of interest expenses which is mostly in connection with loans from related parties.

Net Loss

The HP Companies had a net loss of $445,349 for the three months ended November 30, 2020. Net loss was mainly a result of the costs associated with general and administrative expenses.

Results of Operations For the Period from March 6, 2020 (inception) through August 31, 2020

Operating Expenses

The HP Companies had general and administrative expenses of $532,701 for the period from March 6, 2020 (inception) through August 31, 2020. General and administrative expenses consisted mainly of employee salaries and benefits, professional fees for strategic advisory services, software development consulting services, legal fees, and the amortization of the Intellectual Property.

Other Income (Expense), Net

The HP Companies had other income, net, of $3,660 for the period from March 6, 2020 (inception) through August 31, 2020, consisting of $28,229 of foreign exchange gain offset by $24,569 of interest expenses which is mostly in connection with loans from related parties.

Net Loss

The HP Companies had a net loss of $529,041 for the period from March 6, 2020 (inception) through August 31, 2020. Net loss was mainly a result of the costs associated with general and administrative expenses.

Cash Flows For the Three Months ended November 30, 2020

The HP Companies had $88,053 of cash used in operating activities for the three months ended November 30, 2020, which was mainly due to $445,349 of net loss and $72,911 of increase in prepaid expense and other current assets, offset by $232,058 of amounts due from related parties.

The HP Companies had $3,593,111 of cash used in investing activities for three months ended November 30, 2020, which was mainly due to $1,069,605 of additions of intangible assets in connection with the development of the HotPlay Platform and $2,500,000 of notes receivable, related party.

The HP Companies had $3,655,622 of cash generated by financing activities for three months ended November 30, 2020, which was mainly due to $891,282 of proceeds from the issuance of ordinary shares and $2,500,000 of loans from related parties (discussed below), offset by $396,509 of repayments of loans from related parties.

Cash Flows For the Period from March 6, 2020 (inception) through August 31, 2020

The HP Companies had $637,144 of cash used in operating activities for the period from March 6, 2020 (inception) through August 31, 2020, which was mainly due to $529,041 of net loss, $232,058 of increase in amounts due from related parties and $103,967 of increase in prepaid and other current assets, offset by $197,520 of depreciation.

The HP Companies had $979,053 of cash used in investing activities for the period from March 6, 2020 (inception) through August 31, 2020, which was due to $965,820 of additions of intangible assets in connection with the development of the HotPlay Platform and $13,233 of purchase of property and equipment.

The HP Companies had $1,704,569 of cash generated by financing activities for the period from March 6, 2020 (inception) through August 31, 2020, which was mainly due to $1,152,935 of proceeds from the issuance of ordinary shares and $1,335,727 of loans from related parties (discussed below), offset by $784,093 of repayments of loans from related parties.

Related Party Balances

The HP Companies had the following related party balances as of November 30 and August 31, 2020:

	Nature	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Amounts due from related parties:
HotNow (Thailand) Company Limited	Contract cost	—	$ 106,240
True Axion Interactive Company Limited	Contract cost, Prepayment	—	125,818
Total			$ 232,058

	Nature	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Subscription receivable:
Red Anchor Trading Corporation		$ -	$ 15,214
Tree Roots Entertainment Group Company Limited		22,087	902,049
T&B Media Global (Thailand) Company Limited		506,211	503,105
Dees Supreme Company Limited		459,038	457,435
Nithinan Boonyawattanapisut		631	310
Total		$ 987,967	$ 1,878,113

Notes receivable:
Monaker Group, Inc		$ 2,500,000	-

Amounts due to related parties:
Magnolia Quality Development Corporation Limited	Short-term loan payable, Interest payable	$ 499,303	$ 486,601
Tree Roots Entertainment Group Company Limited	Interest-free loan Payable, Other payable, Interest payable	337,066	69,556
Total		$ 836,369	$ 556,157

Advance received for subscription:
Red Anchor Trading Corporation	Advance received for common shares subscription	2,500,000	-

(i) Short-term loan advanced to Monaker Group, Inc (MKGI) which the convertible promissory notes were issued pursuant to the terms of the HotPlay exchange agreement.

(ii) Amount due to Magnolia Quality Development Corporation Limited (“MQDC”), a shareholder of Tree Roots which is a shareholder of HotPlay, which is a short-term Loan of $495,637 (15,000,000 Thai Baht) with its accrued interest at a rate 9% per annum which is payable on demand and unsecured.

(iii) Amounts due to Tree Roots are an interest-free loan of $66,085 (2,000,000 Thai Baht) and short-term loan $264,340 (8,000,000 Thai Baht), other payable of $4,523 for service fee paid by Tree Roots and interest payable $2,118.

(iv) Amounts due to Red Anchor of $2,500,000 are the partial amount of an advance received for the subscription of 24,000 common shares in HotPlay at a per share price of $125.

Liquidity and Capital Resources

The HP Companies’ principal sources of liquidity are cash and cash equivalents. As of November 30, 2020, the HP Companies had $70,595 in cash and cash equivalents. HP Companies’ cash and cash equivalents are unrestricted as to withdrawal or use, and are placed with banks and other financial institutions.

As of November 30, 2020, the HP Companies had a working capital deficit of $713,621 (total current assets of $2,747,473, less total current liabilities of $3,461,094) and a total accumulated deficit of $974,390. For the three-month period ended November 30, 2020, the HP Companies incurred a net loss from operations of $445,349, and generated net cash outflow from operating activities and investing activities of $88,053 and $3,593,111 respectively. The outflow was mainly used to develop and improve the HotPlay Platform, and to develop the virtual store for a major retailer. The Companies’ operating results for future periods are subject to uncertainties and it is uncertain if we will be able to reduce or eliminate net losses for the foreseeable future. If we are not able to increase revenue and/or manage operating expenses in line with revenue forecasts, the Companies may not be able to achieve profitability.

The HP Companies’ current cash requirement is approximately $400,000 per month. This includes development costs, salaries, rental, interest and other administrative expenses. The HP Companies anticipate requiring additional funding as its projected cash generated from operations may not be sufficient to meet its cash needs for working capital and capital expenditures. If such additional funds are required, management intends to seek additional equity or obtain additional credit facilities or loans. The sale of additional equity will result in additional dilution to the HP Companies’ stockholders.

The HP Companies anticipates that additional capital would be required to support on-going operations and the increase in operating costs as we develop relationships with large scale merchants who control highly distributed points of sales, significant online distributors, and game developers/ publishers to increase global market penetration. The HP Companies may also require cash to invest in complementary businesses or products, or to obtain the right to use complementary technologies. From time to time, in the ordinary course of business, the HP Companies may evaluate potential acquisitions of such businesses, products or technologies.

The HP Companies believe that in aggregate, they could require several millions of dollars to support and expand the marketing and development of its products, repay debt obligations, and cover other operating and capital expenditures, until its planned revenue streams begin to offset their operations costs. Their failure to obtain additional capital to finance their working capital needs on acceptable terms, or at all, will negatively impact the business, financial condition and liquidity of the HP Companies.

The HP Companies’ funding sources have been capital injections and loans from related parties. In addition, as part of the requirement on the HotPlay exchange agreement to have at least $15 million in cash at time of closing, HotPlay entered into a $12 million Note Purchase agreement with Tree Roots on January 8, 2021 (the “Tree Roots Convertible Note”). HotPlay is expected to receive the full amount prior to closing. The Tree Roots Convertible Note has been extended to April 15, 2021.

Although the HP Companies cannot fully predict the success of the anticipated launches in 2021, management believes that the agreement with one of Southeast Asia’s largest retailers to develop a gamified virtual store that will be integrated with the HotPlay Platform and the integration of HotPlay Platform with a major game title would accelerate revenue growth and help offset some of the expected operating costs. Management also believes that the successful launch of this product would also be beneficial in helping HotPlay successfully and cost efficiently develop future partnerships, as we expand to other markets.

Without taking into account the anticipated revenue from product launches in 2021, HotPlay believes that amounts received from the Tree Roots Convertible Note would sustain the business for at least one year.

Summary of Significant Accounting Policies

A summary of HotPlay’s significant accounting policies is disclosed under Note 2 to the combined audited financial statements of HotPlay and HotPlay Thailand, beginning on page F-87 of this proxy statement.

Off-Balance Sheet Arrangements

HotPlay does not have any off-balance sheet arrangements as defined in the rules and regulations of the SEC.

MANAGEMENT FOLLOWING THE HOTPLAY SHARE EXCHANGE

Executive Officers and Directors

NextTrip Assumption of Current Executive Officers and Employment Agreements of Monaker

The employment of the current executive officers of Monaker and the employment agreements relating thereto, are expected to be transferred to, and assumed for all purposes, by NextTrip, immediately prior to the closing of the HotPlay share exchange.

Executive Officers and Directors of the Combined Company Following the HotPlay share exchange

Effective as of the closing of the HotPlay share exchange, (i) the officers of the combined company are expected to include Co-Chief Executive Officers (1) Mr. William Kerby (the Company’s current Chief Executive Officer) and (2) Ms. Nithinan Boonyawattanapisut (who will also become a member of the Company’s board of directors, a director of HotPlay and of Red Anchor, and the spouse of Mr. J. Todd Bonner (who will become a director of the Company following the closing as discussed below)); Mr. Mark Vange (the Chief Technology Officer of HotPlay) as Chief Technology Officer of the Company; Mr. Sirapop ‘Kent’ Taepakdee (the Company’s current Chief Financial Officer), as Chief Financial Officer of the Company; and Mr. Timothy Sikora (the Company’s current Chief Operating Officer and Chief Information Officer), as Chief Operating Officer and Chief Information Officer of the Company; and (ii) the combined company’s board directors will be comprised of nine members:

(1)   Mr. J. Todd Bonner (who is the Chairman and a director of HotPlay and the spouse of Ms. Boonyawattanapisut);

(2)   Ms. Boonyawattanapisut;

(3)   Mr. Athid Nanthawaroon (who is a director of HotPlay and the Chief Executive Officer and director of Tree Roots); and

(4)	Mr. Komson Kaewkham (who is a Senior Vice President with DTGO Corporation Limited),

who have been designated by Red Anchor and the Axion stockholders, and of whom Mr. Komson Kaewkham is anticipated to be ‘independent’;

(5)   Mr. Donald P. Monaco, the current Chairman of the Company; and

(6)   Mr. Kerby, the current Chief Executive Officer (who will become a Co-Chief Executive Officer following the closing),

who are both current members of the board of directors of Monaker (and were nominated by the board of directors), and of which Mr. Donald P. Monaco will be ‘independent’ under applicable NASDAQ rules; and

(7)   Mr. Simon Orange, a current member of the Board of the Company, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and who is ‘independent’; and

(8)	Mr. Yoshihiro Obata, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’; and

(9)	Ms. Stacey Riddell, who has been agreed to mutually by Red Anchor and the Monaker board of directors, and will be ‘independent’.

In the above discussion, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The NASDAQ Stock Market, or NASDAQ. The resignations from Monaker’s board of directors of each of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, will be effective as of the effective time of the HotPlay share exchange. Biographical information for each of the newly appointed officers of the Company and members of the board of directors of the Company following the closing, are included below under “Management Following the HotPlay Share Exchange—Executive Officers and Directors”, beginning on page 260.

The following table lists the names and ages as of February 26, 2021 and positions of the individuals who are expected to serve as executive officers and directors of the combined company upon completion of the HotPlay share exchange:

Name	Age	Position(s)
Executive Officers
William Kerby	63	Co-Chief Executive Officer and Director
Nithinan Boonyawattanapisut	36	Co-Chief Executive Officer and Director
Sirapop “Kent” Taepakdee	58	Chief Financial Officer, Treasurer and Secretary
Mark Vange	51	Chief Technology Officer
Tim Sikora	47	Chief Operating Officer and the Chief Information Officer

Non-Employee Directors
Donald P. Monaco	68	Chairman
J. Todd Bonner	54	Director
Athid Nanthawaroon	39	Director
Komson Kaewkham	39	Director
Simon Orange	53	Director
Yoshihiro Obata	59	Director
Stacey Riddell	56	Director

Executive Officers

William Kerby – Co-Chief Executive Officer and Director

Mr. Kerby’s biographical information is provided above under “Monaker Directors, Executive Officers and Corporate Governance—The Board of Directors”, beginning on page 173, and incorporated herein by reference.

Nithinan Boonyawattanapisut  – Co-Chief Executive Officer and Director

Ms. Boonyawattanapisut has been the Co-Founder and Managing Director of HotPlay, an in-game advertising platform and HotPlay Thailand, since March 2020. Since April 2017, Ms. Boonyawattanapisut has been serving as the Managing Director of Axion Games, Inc, an online video gaming and technology company, and leads the content investment arm. She has also been serving as the CEO and Chairperson of the Board at True Axion Interactive, a game studio formed via a joint venture with True Corporation, a major Thai telecommunication company, since she co-founded it in March 2017. In June 2014, Ms Boonyawattanapisut founded HotNow (Thailand) Company Limited, a hyper-local promotion discovery platform and has served as the CEO since its inception. In March 2012, she co-founded Red Anchor Trading Corporation as an incubator for developing applications and predictive algorithms based on crowdsourced data. In July 2006, Ms. Boonyawattanapisut co-founded independent AAA games studio, Epic Games China, which later consolidated as Axion Games Limited in 2014, and currently serves as Director. Ms. Boonyawattanapisut graduated from Mahidol University with a Bachelor of Business Administration in International Business.

Sirapop ‘Kent’ Taepakdee – Chief Financial Officer, Treasurer and Secretary

Mr. Taepakdee’s biographical information is provided above under “Monaker Directors, Executive Officers and Corporate Governance—Executive Officers”, beginning on page 184, and incorporated herein by reference.

Mark Vange – Chief Technology Officer

Mr. Vange is currently the Chief Technology Officer of HotPlay Thailand and HotNow (Thailand) Company Limited, a hyper-local promotion discovery platform, positions he has held since March 2020 and June 2020, respectively. He has also been the CEO and Founder of Token IQ, Inc., a technology company that addresses issues in the tokenization space such as compliance with existing securities laws, cross border issues, token price volatility, post offering transparency, high transactional costs, and scalability, since May 2017. In May 2016, Mr. Vange founded Fighter Base Publishing Inc, developer of Fighter base, a massively-multiplayer combat flight game. Mr. Vange is also the Co-Founder of Tech Round LLC, a company that provides specialty development services to many of the world’s largest publishers, which formed in January 2015. In June 2005, Mr. Vange Founded and served as Executive Vice President of Mobile Post Productions Inc, a company that enabled video game publishers to enter the mobile game space at scale. Mobile Post Productions Inc was later acquired by Electronic Arts Inc in April 2011, and Mr. Vange served as the Chief Technology Officer of Electronic Arts Interactive from the date of acquisition until June 2012. To date, Mr. Vange has over 100 patents for technologies that defined industries such as 3D gaming, massively multiplayer games, data transmission over the Internet, large-scale data processing, and mobile communications.

Tim Sikora – Chief Operating Officer and the Chief Information Officer

Mr. Sikora’s biographical information is provided above under “Monaker Directors, Executive Officers and Corporate Governance—Executive Officers”, beginning on page 184, and incorporated herein by reference.

Non-Executive Directors

Donald P. Monaco – Chairman

Mr. Monaco’s biographical information is provided above under “Monaker Directors, Executive Officers and Corporate Governance—The Board of Directors”, beginning on page 173, and incorporated herein by reference.

J. Todd Bonner – Director

Mr. Bonner co-founded HotPlay, an in-game advertising platform, and HotPlay Thailand, in March 2020, and is currently the Chairman of both companies. He is also a member of the Board of Directors of Axion Ventures Inc, an online video gaming and technology company listed on the TSX Venture Exchange, which he co-founded in May 2016. During that time, he started True Axion Interactive, a game studio formed via a joint venture with True Corporation, a major Thai telecommunication company, in April 2017. In March 2012, he co-founded Red Anchor Trading Corporation as an incubator for developing applications and predictive algorithms based on crowdsourced data. Mr. Bonner founded independent AAA games studio Axion games, which was formerly Epic Games China, in 2006. In July 2003, Mr. Bonner founded Northstar Pacific Partners, an Indonesia Merchant Bank, and served as Partner until September 2005. Northstar Pacific Partners has since grown into a $2.2 billion private equity fund. Prior to that, Mr. Bonner co-founded Pacific Century CyberWorks in June 2000, where he served as the company’s Japan based CEO from March 2001 to September 2003. During that time, he raised $2.4 billion to acquire Hong Kong Telecom, which remains one of the largest acquisitions in Asian history. Mr. Bonner also serves as a member of the Board of Directors of Longroot Cayman. Mr. Bonner graduated from Stanford University in June 1989 with a degree in Biology and Biomedical Sciences.

Athid Nanthawaroon -Director

Mr. Nanthawaroon has been the Co-Founder and Director of HotPlay and HotPlay Thailand, since the companies were founded in March 2020. He has also been serving as the President of HotPlay Thailand since its founding. He has also been the Director and CEO of Tree Roots Entertainment Group, a joint venture between Thai property developer Magnolia Quality Development Corporation Limited and IP management and investment company T&B Media Global (Thailand) Company Limited, since January 2020, where he is building an ecosystem to bridge real estate and entertainment with technology. Since November 2014, Mr. Nanthawaroon has served as Senior Vice President of Corporate Finance at DTGO Corporation Limited, a diversified business group established in 1993 that integrates social contribution with business success. DTGO Corporation Limited’s largest investment portfolio is Magnolia Quality Development Corporation Limited which has real estate assets including condominiums, mixed-use developments and ‘theme’ developments, and a total asset value of over approximately $5 billion. Mr. Nanthawaroon has over 15 years’ experience in investment strategy and fund raising across various industries, and graduated with a Bachelor’s degree in Finance from Kasetsart University in March 2003 and a Master’s degree in Commerce and Accountancy in Real Estate from Thammasat University in March 2007.

Komson Kaewkham – Director

Mr. Kaewkham is the Legal Counsel and Senior Vice President of DTGO Corporation Limited, a diversified business group that integrates social contribution with business success. He joined the organization’s property development subsidiary, Magnolia Quality Development Corporation Limited, in March 2011 as Division Manager. He then joined the Corporate Legal team of DTGO Corporation Limited in April 2017 and was promoted to Senior Vice President in March 2019. During his time at the organization, Mr. Kaewkham has specialized in legal matters related to real estate project development, investment structures, mergers and acquisitions, and is presently in charge of risk management and compliance of DTP Global REITs Management limited, DTGO Corporation Limited’s REIT management company. From April 2009 to March 2011, Mr. Kaewkham was a litigator at Blumenthal Ritcher & Sumet Limited’s Bangkok office and was the Legal Counsellor and Litigator at Siam ILC. Co., Ltd from March 2006 to March 2009. Mr. Kaewkham has had a Notarial Service Attorney License from Lawyers Council under the Royal Patronage in Thailand since June 2010 and graduated from Assumption University in May 2008 with a Master of Law Program in Business Law.

Simon Orange – Director

Mr. Orange’s biographical information is provided above under “Monaker Directors, Executive Officers and Corporate Governance—The Board of Directors”, beginning on page 173, and incorporated herein by reference.

Yoshihiro Obata – Director

Yoshihiro Obata is an independent Director of Axion. Mr. Obata has over 30 years of experience with technology companies as a founder, software engineer, board member and senior executive. Most recently, Mr. Obata was a founding member, Director and Chief Technology Officer of eAccess, an ADSL wholesale company, which acquired a 3G license in 2005 and successfully introduced LTE in 2012 (under the EMOBILE brand). In 2013, after the acquisition of eAccess by Softbank, he moved to Equinix Japan and has served as the President and Chief Executive Officer of BizMobile Inc. since 2015.

Stacey Riddell – Director

Ms. Riddell has over 25 years of experience analyzing and managing investments in both public and private companies. Since 2011, Ms. Riddell has provided consulting and advisory services to various investment firms which included PEAK6, and has managed investments in various other entities. From 2008 to 2011, Ms. Riddell served as the President and Portfolio Manager of PEAK 6 Asset Management (“PAM”), which she co-founded. At PAM, Ms. Riddell co-managed PAM’s funds and oversaw the day-to-day operations of the firm. Prior to forming PAM, Ms. Riddell was a principal at Geneva Investment Management of Chicago (“Geneva”) from 2004-2008 where she was a research analyst and portfolio manager over all Geneva equity strategies. Before joining Geneva in 2004, Ms. Riddell was a William Blair & Company Principal, serving as an analyst in the Investment Management Group and a co-portfolio manager of Blair’s Millennium Fund, a global technology and biotechnology fund. Ms. Riddell earned with honors a B.S. in Industrial Engineering from Northwestern University and an MBA in Finance and Marketing from its Kellogg School of Management, where she returns to teach periodically. Ms. Riddell is a Certified Financial Analyst (CFA) and a member of the Chicago Society of Securities Analysts. Ms. Riddell has held board positions for a number of non-profit organizations, and private companies and funds. Her community activities include serving on the Advisory Board of the American Jewish Committee’s Chicago Chapter and chairing its Energy Task Force and serving on the Board of Trustees of Providence-St. Mel School in Chicago, the Auxiliary Board of the Lincoln Park Zoological Society, and various boards for Northwestern University School of Engineering and Kellogg School of Management.

Terms of Office of Officers and Directors

We are, and after the closing will continue to be, managed by our board of directors. Following the closing, we will manage and govern HotPlay’s business. Officers are appointed by our board of directors and serve at the discretion of the Board, rather than for specific terms of office. The members of the board of directors following the closing will serve in such roles until the earlier of their resignation, death and removal.

Additionally, on or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Monaker board of directors at the closing, entered into a Voting Agreement with Mr. William Kerby, the Chief Executive Officer and director of Monaker and Mr. Donald P. Monaco, the Chairman of the board of directors of Monaker. Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of Monaker which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the board of directors of the Company, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the board of directors of Monaker. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders. See also above under “Agreements Related to the HotPlay Share Exchange—Director Voting Agreement” on page 173.

Family Relationships

There are no family relationships among any of the current Monaker directors and executive officers, and there are no family relationships, among any of the proposed combined company directors and officers (other than Mr. J. Todd Bonner and Ms. Nithinan Boonyawattanapisut, who are husband and wife). There are no arrangements or understandings with another person under which the directors and executive officers of the combined company was or is to be selected as a director or executive officer (except in connection with the HotPlay share exchange, discussed above). Additionally, no director or executive officer of the combined company is involved in legal proceedings which require disclosure under Item 401 of Regulation S-K.

 Director Independence

NASDAQ’s listing standards require that the Monaker board of directors consist of a majority of independent directors, as determined under the applicable NASDAQ rules and requirements.

The Monaker board of directors believes that each of Mr. Komson Kaewkham, Mr. Donald P. Monaco, Mr. Simon Orange, Mr. Yoshihiro Obata, and Ms. Stacey Riddell, will qualify as an independent director following the completion of the HotPlay share exchange.

Committees of the Board of Directors

The Monaker board of directors currently has, and following the completion of the HotPlay share exchange will continue to have, the following committees: an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The roles, responsibilities and duties of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee following the HotPlay share exchange, are discussed in greater detail above under “Monaker Directors, Executive Officers and Corporate Governance”, beginning on page 173, under the headings “Audit Committee”, “Compensation Committee” and “Nominating and Governance Committee”.

In connection with the closing of the HotPlay share exchange, the combined company’s board of directors is expected to select members of the Audit Committee. To qualify as independent to serve on the combined company’s Audit Committee, The NASDAQ Stock Market listing standards and the applicable rules of the SEC require that a director does not accept any consulting, advisory, or other compensatory fee from the combined company, other than for service as a director, or be an affiliated person of the combined company. Monaker believes that, following completion of the HotPlay share exchange, the functioning of the combined company’s Audit Committee will comply with the applicable requirements of the rules and regulations of The NASDAQ Stock Market. The audit committee financial expert is anticipated to be Mr. Donald P. Monaco.

Compensation Committee

In connection with the closing of the HotPlay share exchange, the combined company’s board of directors is expected to select members of the Compensation Committee. To qualify as independent to serve on the combined company’s Compensation Committee, The NASDAQ Stock Market listing standards require a director not to accept any consulting, advisory, or other compensatory fee from the combined company, other than for service on the combined company’s board of directors, and that the combined company’s board of directors consider whether a director is affiliated with the combined company and, if so, whether such affiliation would impair the director’s judgment as a member of the compensation committee. Monaker believes that, after the completion of the HotPlay share exchange, the composition of the compensation committee will meet the requirements for independence under, and the functioning of such compensation committee will comply with any applicable requirements of the rules and regulations of The NASDAQ Stock Market and of the SEC.

Nominating and Governance Committee

Monaker believes that, after the completion of the HotPlay share exchange, the composition of the nominating and governance committee will meet the requirements for independence under, and the functioning of such nominating and governance committee will comply with any applicable requirements of the rules and regulations of The NASDAQ Stock Market.

Employment Arrangements with Mr. Kerby, Mr. Taepakdee and Mr. Sikora and Certain Other Employees

As described in greater detail above under “Monaker Executive Officer and Director Compensation—Employment and Compensation Agreements”, the employment agreements of Mr. William Kerby, our Chief Executive Officer, Mr. Sirapop “Kent” Taepakdee, our Chief Financial Officer and Mr. Timothy Sikora, our Chief Operating Agreement, include provisions which provide that, if such person’s employment with the Company is terminated within twenty-four months after a Change of Control (descried below)(or in the case of Mr. Kerby’s agreement, within twenty-four months after, or six months prior to, a Change of Control), then Monaker is required to pay such executives a severance payment:

●	As to Mr. Kerby, equal to (i) a lump sum payment in an amount equal to twelve months of his base salary at the then current rate (currently $400,000 per year); (ii) all amounts earned, accrued or owing through the date his employment is terminated but not yet paid; and (iii) continued participation in all employee benefit plans, programs or arrangements available to the Company executives in which he was participating on such date of termination of until the earliest of: (a) twelve months after the date of termination of employment; (b) the date the employment agreement would have expired but for the occurrence of the date of termination; or (c) the date, or dates, Mr. Kerby receives similar coverage under a subsequent employer plan. Such payment is required to be made in a lump sum on or before the date ending on the expiration of three months following the date of termination; and

●	As to Mr. Taepakdee and Mr. Sikora, a severance payment equal to twelve months salary ($200,000 as to Mr. Taepakdee and $200,000 as to Mr. Sikora), plus continued benefits equal to those provided prior to the Change of Control event for a period of six months.

For the purposes of the employment agreements, “Change of Control” (‘Change in Control’ under Mr. Kerby’s agreement) means (a) any entity or person who becomes either individually or, pursuant to an express agreement among all of the members of such group, as part of a “control group” (as such term is used in Section 13(d) of the Exchange Act) the beneficial owner of 50% or more of the Company’s voting securities (other than an employee, officer or stockholder of the Company as of the date of such applicable employment agreement) or (b) there is a liquidation of all or substantially all of the Company’s assets or the Company dissolves. We anticipate that the closing of the exchange agreements will constitute a Change of Control under the employment agreements.

It is also grounds for a “Good Reason” termination under each of the employment agreements of our officers if, in the case of Mr. Kerby’s agreement, without his consent, the Company materially reduces his title, duties or responsibilities and in the case of Mr. Taepakdee’s and Mr. Sikora’s employment agreements, there is a significant reduction of their duties, position or responsibilities relative to the their duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the executive from such position, duties and responsibilities.

Additionally, in the event Mr. Kerby resigns for Good Reason, we are required to immediately eliminate any and all guarantees which Mr. Kerby has provided on behalf of the Company (which total an aggregate of approximately $2 million as of the date of this proxy statement), and in the event we are unable to eliminate all such guarantees within 30 days, we are required to pay Mr. Kerby $10,000 per month in guaranty fees (compared to $2,000 per month under the current terms of the employment agreement) until such time as such guarantees are eliminated. Finally, in the event Mr. Kerby resigns for Good Reason, Mr. Kerby is due the same severance compensation described above in connection with a Change of Control termination.

In the event Mr. Taepakdee or Mr. Sikora terminates his employment agreement for Good Reason, we are required to pay such applicable executive his salary and other benefits earned or accrued through the date of termination, and continue to pay them two additional months of salary.

Certain employment agreements of other non-executive officers of the Company contain similar provisions as Mr. Taepakdee’s and Mr. Sikora’s agreements discussed above.

There will be no changes to Mr. Kerby’s, Mr. Taepakdee’s or Mr. Sikora’s employment agreements in connection with the closing and it is anticipated that each of such persons will, as part of such assumption, agree to waive any Change of Control or Good Reason termination rights associated with the share exchanges, the Change of Control associated therewith, provided that in the event any such persons refuse to waive such terms, the combined company could owe such persons significant consideration upon a termination of their employment prior to, or subsequent to, the share exchanges.

RELATED PARTY TRANSACTIONS OF DIRECTORS, EXECUTIVE
OFFICERS AND RELATED PARTIES OF THE COMBINED COMPANY

Described below are the transactions and series of similar transactions since April 1, 2018 in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of the directors, executive officers, holders of more than 5% of capital stock (sometimes refer to as 5% stockholders below) or any member of their immediate family had or will have a direct or indirect material interest.

For information on members of the Monaker board of directors and executive officers of Monaker that have interests in the HotPlay share exchange that may be different from stockholders of Monaker, see “The Share Exchanges—Interests of the Monaker Directors and Executive Officers in the Share Exchanges” beginning on page 134 of this proxy statement.

Monaker Transactions

Except as discussed below or otherwise disclosed above under “Monaker Executive Officer and Director Compensation”, beginning on page 186, and more specifically, under “Summary Executive Compensation Table”, “Employment and Compensation Agreements”, “Director Compensation”, and “Director Compensation Policy”, which information is incorporated by reference where applicable in this section, the following sets forth a summary of all transactions since the beginning of the fiscal year of 2018, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2021, 2020 and 2019, and in which any Related Person had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. “Related Persons” include each of our “Named Executive Officers” as defined under “Monaker Executive Officer and Director Compensation”, “Summary Executive Compensation Table”, beginning on page 186, each person who was serving on our board of directors as of the date that the related party transaction occurred, Mark Wilton, his related entities and immediate family members, who is a greater than 5% stockholder of the Company, and IDS, Inc., which is a greater than 10% stockholder of the Company.

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 as of November 30, 2020, February 29, 2020 and February 28, 2019. These dividends will only be payable when and if declared by the board of directors. The dividends are owed to Donald P. Monaco, our Chairman, and William Kerby, our CEO and a director.

On July 28, 2018, we borrowed $200,000 from the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and Chairman of the board of directors of the Company (the “Monaco Trust”). The loan was evidenced by a Promissory Note in the amount of up to $300,000 (the “Monaco Trust Note”). The amount owed pursuant to the Monaco Trust Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note could be prepaid at any time without penalty. The Monaco Trust Note contained standard and customary events of default. This note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 23, 2018, we borrowed $300,000 from the Monaco Trust. The loan was evidenced by a Promissory Note in the amount of $300,000 (the “2nd Monaco Trust Note”). The amount owed pursuant to the 2nd Monaco Trust Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note could be prepaid at any time without penalty. The 2nd Monaco Trust Note contained standard and customary events of default. This note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 14, 2018, William Kerby, the Chief Executive Officer of the Company loaned the Company $20,000, which was evidenced by a Promissory Note dated August 14, 2018 (the “Kerby Note”). The amount owed pursuant to the Kerby Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note could be prepaid at any time without penalty. The Kerby Note contained standard and customary events of default. On September 26, 2018, Mr. Kerby advanced an additional $7,500 for operating expenses under the same terms and conditions of the $20,000 Promissory Note; however, the Promissory Note was not amended, nor was a new note entered into for the $7,500 advance. This Promissory Note, along with the $7,500 advance, was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On November 29, 2018 and December 6, 2018, we entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the board of directors of the Company; and (b) Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the board of directors of the Company, respectively (collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell each of the Purchasers 428,572 shares of restricted common stock (857,144 in total) of Bettwork Industries Inc. (“Bettwork”), which the Company then held (out of the 7 million shares of restricted common stock obtained by the Company pursuant to that certain Debt Conversion Agreement entered into with Bettwork, dated July 3, 2018) for an aggregate of $300,000 ($600,000 in total), or $0.70 per share. The purchase price for the Bettwork shares was determined by the board of directors of the Company, based on among other things, the then recent trading prices of Bettwork’s common stock on the OTC Pink Market, as publicly reported. As additional consideration for entering into the Stock Purchase Agreements, the Company granted each of the Purchasers an option to acquire an additional 1,000,000 shares of restricted common stock of Bettwork for $700,000 ($0.70 per share), which option is exercisable by the applicable Purchaser at any time prior to the twenty-four (24) month anniversary of the closing date of the applicable Stock Purchase Agreement and which options have since expired unexercised.

On February 4, 2019, the Company borrowed $150,000 from the Monaco Trust. The loan was evidenced by a Promissory Note in the amount of up to $700,000 (the “2019 Monaco Trust Note”). The amount owed pursuant to the 2019 Monaco Trust Note accrued interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on February 1, 2020, provided that the note could be prepaid at any time without penalty. The 2019 Monaco Trust Note contained standard and customary events of default. On February 14, 2019, the Company borrowed an additional $200,000 from the Monaco Trust under the 2019 Monaco Trust Note and on March 27, 2019, the Company borrowed an additional $250,000 from the Monaco Trust under the 2019 Monaco Trust Note for a total borrowed from the 2019 Monaco Trust Note of $600,000. The loan was repaid on April 29, 2019, from funds raised in the Underwritten Offering (discussed below).

From October 3, 2018, through February 28, 2019, Omar Jimenez (the former Chief Operating Officer, Chief Financial Officer and Director of the Company), advanced the Company $607,000 to meet operating and capital expenses. $491,000 of the advances were repaid through February 28, 2019 for a balance due Mr. Jimenez of $116,000 as of February 28, 2019. In March 2019, Mr. Jimenez advanced the Company an additional $328,000 and, in April 2019, Mr. Jimenez advanced the Company an additional $112,000 for a total of $440,000 of which $250,000 was repaid on March 28, 2019 and the remainder was repaid on April 29, 2019, from funds raised in the Underwritten Offering (defined below).

On March 5, 2019, a First Amendment to Warrant agreement (the “Amendment”) between the Company and the Monaco Trust, became effective and binding on the parties. Pursuant to the Amendment, the Company and the Monaco Trust agreed to reduce the exercise price of warrants to purchase 35,750 shares of common stock of the Company which were acquired by the Monaco Trust pursuant to the Common Stock and Warrant Purchase Agreement entered into between the Company and the purchasers named therein (including the Trust) dated July 31, 2017 and in consideration for liquidated damages due pursuant to the terms thereof, from $5.23 per share to $2.85 per share, in consideration for the Monaco Trust’s immediate exercise of such warrants for cash. Total consideration received by the Company from the exercise of the 35,750 warrants exercised by the Monaco Trust was $101,887.50.

On April 3, 2019, the Company borrowed $125,000 from William Kerby, the Chief Executive Officer and member of the board of directors of the Company. The amount borrowed was evidenced by a Promissory Note dated April 3, 2019. The amount borrowed pursuant to the note accrued interest at 12% per annum (18% upon the occurrence of an event of default) and was due and payable on April 30, 2019, provided that Mr. Kerby agreed to extend the due date pending the receipt of funds from the Underwritten Offering. The loan was repaid on May 2, 2019, from funds raised in the Underwritten Offering (discussed below).

On April 25, 2019, we entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom Roth Capital Partners, LLC acted as representative, relating to the public offering, issuance and sale by the Company of 870,000 shares of common stock, at an offering price to the public of $2.00 per share (the “Underwritten Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 130,500 shares of common stock which was exercised by the Underwriters. The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-224309), that was filed with the SEC, including the related prospectus, dated April 17, 2018, as supplemented by a prospectus supplement dated April 25, 2019.

The Underwriters sold 75,000 shares of common stock to an entity controlled by Donald P. Monaco, a director and chairman of the Company’s Board, 100,000 shares of common stock to Simon Orange, a member of the Company’s Board, and 25,000 shares of common stock, to William Kerby, our Chief Executive Officer and member of the Company’s Board, at the $2.00 per share public offering price.

In total, the Company sold 1,000,500 shares of common stock in the offering and net proceeds disbursed to the Company from the offering were $1.785 million, after deducting the underwriting discount (7%) and expenses of the underwriters.

As a result of the offering, the exercise price of the warrants to purchase 724,000 shares of common stock granted as part of the Company’s October 2, 2018 registered offering were automatically adjusted from $2.85 per share to $2.00 per share.

On June 14, 2019, the Compensation Committee of the board of directors of the Company approved a bonus to be paid to Mr. William Kerby, the Chief Executive Officer of the Company (which bonus was ratified by the board of directors), equal to 40% of his base salary ($400,000 or a bonus of $160,000 (the “Bonus”)), for his efforts and actions on behalf of the Company during fiscal 2019. The Bonus, in the option of Mr. Kerby, exercisable at any time prior to June 30, 2019, was eligible to be paid: (a) in shares of the Company’s common stock (the “Stock Bonus Option” and the “Option Shares”); (b) by way of the transfer/assignment from the Company to Mr. Kerby of shares of common stock held by the Company of (i) Verus International, Inc. (“Verus”); (ii) Recruiter.com; and/or (iii) Bettwork. Effective on June 17, 2019, Mr. Kerby exercised the Stock Bonus Option as to $41,000 of the amount owed in connection with the Bonus. In connection with such exercise, the Company issued him 12,812 shares of common stock under the 2017 Equity Incentive Plan. Also effective on June 17, 2019, Mr. Kerby provided notice to the Company of the exercise of the Subsidiary Option, pursuant to which Mr. Kerby requested that $119,000 of the Bonus be paid in shares of Verus’ common stock and as such, the Company, on August 9, 2019, transferred ownership of 5,042,373 shares of Verus’ common stock (based on an average five-day closing price of $0.0236 per share), equal to $119,000, to Mr. Kerby, to satisfy the Bonus.

From June to August 2019, the Company borrowed additional funds from the Monaco Trust under the 2019 Monaco Trust Note as follows; $200,000 on June 25, 2019, $50,000 on July 12, 2019, $100,000 on August 1, 2019, and $350,000 on August 14, 2019, which amounted to $700,000 in aggregate.

On October 29, 2019, the Company entered into Promissory Notes with Robert “Jamie” Mendola, Jr. (a Director of the Company) and Pasquale “Pat” LaVecchia (a Director of the Company) in the amounts of $150,000 and $25,000, respectively (the “Director Notes”). The Promissory Notes have an interest rate of 12% per annum (18% upon the occurrence of an event of default) and were originally due and payable on February 1, 2020, but were subsequently extended as discussed below, provided that the notes may be prepaid at any time without penalty (provided that all interest that would have been due had the notes remained outstanding through maturity must be paid at the time of repayment). The Company paid a 2% original issue discount in connection with the notes.

On October 29, 2019, the Company entered into Stock Purchase Agreements with (a) Monaco Investment Partners, LP, of which Donald Monaco is the managing partner and a member of the board of directors of the Company; (b) Simon Orange, a member of the board of directors of the Company; and (c) William Kerby, the Chief Executive Officer and director of the Company. Pursuant to the Stock Purchase Agreements, the Company agreed to sell the purchasers 25,562,500 shares (1,562,500 shares to Mr. Kerby and 12,500,000 shares to each of Monaco Investment Partners, LP and Mr. Orange) of restricted Series A Convertible Preferred Stock of Versus. The purchase price for the Verus shares was determined by the board of directors of the Company, based on among other things, the then recent trading prices of Verus’ common stock on the OTCQB Market, as publicly reported. The Company received net proceeds of $425,000 from the Stock Purchase Agreements.

On December 9, 2019, the Company entered into an Amended and Restated Promissory Note with the Monaco Trust, in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”). The Revolving Monaco Trust Note amended and restated a previous promissory Note entered into by the Company in favor of the Monaco Trust on February 4, 2019 (the 2019 Monaco Trust Note discussed above), in the amount of up to $700,000, which had a balance as of December 9, 2019 of $700,000. On the same date, the Company borrowed $200,000 from the Monaco Trust under the Revolving Monaco Trust Note. On December 27, 2019 and February 12, 2020, the Company borrowed an additional $300,000 and $200,000, respectively, from the Monaco Trust under the Revolving Monaco Trust Note, which had a balance of $1,200,000 as of February 29, 2020.

On January 29, 2020, the Company entered into first amendments to the Director Notes and Revolving Monaco Trust Note with the directors and the Monaco Trust, respectively, to extend the maturity date of such notes from February 1, 2020 to April 1, 2020 (the “Note Amendments”). No other changes were made to such notes as a result of such amendments.

On March 27, 2020, the Company entered into second amendments to the Director Notes to extend the maturity date of such Director Notes from April 1, 2020 to June 1, 2020, and entered into an amendment to extend the due date of the Revolving Monaco Trust Note from April 1, 2020 to December 1, 2020. All remaining terms of the promissory notes remained unchanged.

On April 17, 2020, the Company paid off the Promissory Note with Pasquale “Pat” LaVecchia in the amount of $26,225 (the principal of $25,000 and the interest of $6,225).

On April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS (a greater than 5% stockholder of the Company) and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Pursuant to the complaint, the Company alleges causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the 1,968,000 shares of common stock disclosed above to the Company and preventing such persons from selling or transferring any shares, seeks damages from the defendants, rescission of the IP Purchase Agreement pursuant to which the shares were issued, attorneys fees and other amounts. The complaint was filed as a result of IDS’s failure to deliver certain intellectual property assets which were acquired by the Company from IDS in August 2019, certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder. The action is still pending.

On May 1, 2020, the Company paid off the Promissory Note with Robert “Jamie” Mendola, Jr., in the amount of $157,595 (the principal of $150,000 and the interest of $7,595).

On March 13, 2020 and March 26, 2020, the Company borrowed an additional $100,000 and $75,000, respectively, from the Monaco Trust pursuant to the terms of the Revolving Monaco Trust. On June 9, 2020 and June 10, 2020, the Company borrowed an additional $300,000 and $50,000, respectively, from the Monaco Trust. On July 7, 2020 and July 20, 2020, the Company borrowed an additional $250,000 and $50,000, respectively, from the Monaco Trust. On July 27, 2020, the Company paid principal of $50,000 and accrued interest of $49,784. On September 22, 2020, the Company made a payment of $200,000 under the Revolving Monaco Trust Note, including $142,408 of principal and $57,592 of interest owed thereunder.

On November 6, 2020, the Company entered into a third amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to February 28, 2021. No other changes were made to such note as a result of such amendment.

On November 16, 2020, the Company entered into a fourth amendment to the Revolving Trust Note with the Monaco Trust, to increase the amount available under such Revolving Monaco Trust Note to $2,800,000. No other changes were made to such note as a result of such amendment.

On January 3, 2021, the Company paid-off the Revolving Trust Note in the amount of $2,072,433 of principal and interest. As of the date of this proxy statement the Revolving Monaco Trust Note has a principal balance of $0. The Revolving Monaco Trust Note was expired on February 28, 2021.

On September 8, 2020, the Company issued Sirapop “Kent” Taepakdee, the then Acting Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer) and Timothy Sikora, the Chief Operating Officer and Chief Information Officer of the Company, an aggregate of 17,500 and 15,000 shares of common stock of the Company, respectively, as a bonus in consideration for services rendered. The issuances were authorized by the board of directors and the Compensation Committee of the board of directors of the Company, and granted under the Company’s 2017 Amended and Restated Equity Incentive Plan. The shares vested immediately upon issuance.

In December 2020, the Company repaid its credit agreement with National Bank of Commerce (FKA: Republic Bank), which terminated Mr. Monaco’s guaranty and the Guaranty Compensation Agreement.

In December 2020, Sabby Management, LLC, which previously filed a Schedule 13G with the SEC disclosing its ownership of over 5% of the Company’s outstanding shares of common stock, exercised warrants to purchase 105,000 shares of our common stock with an exercise price of $2.00 per share, paid the aggregate $210,000 exercise price for such shares, and was issued 105,000 shares of common stock, which were covered under a registration statement filed under the Securities Act. On or around December 28, 2020, Sabby Management, LLC exercised warrants to purchase 5,000 shares of the Company’s common stock and paid the aggregate exercise price of $10,000 ($2.00) per share. The shares underlying the warrants were registered on a Form S-3 registration statement.

Effective on February 1, 2021, the compensation of Mr. Taepakdee was increased from $154,000 to $200,000 per year.

On February 12, 2021, the Company issued Mr. Taepakdee an aggregate of 10,000 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

Review and Approval of Related Party Transactions

The Audit Committee of the board of directors of the Company is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review and approval, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the board of directors in place of the Committee.

In addition, our Code of Ethics (described under “Monaker Directors, Executive Officers and Corporate Governance—Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

HotPlay and HotPlay Thailand Transactions

On March 24, 2020, HotPlay Thailand received a 15,000,000 THB (approximately $483,000) loan from Magnolia Quality Development Corporation Limited (“MQDC”), a shareholder of Tree Roots, which accrues interest at a rate of 9% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “MQDC Note”), dated March 24, 2020. As of November 30, 2020, MQDC is due 15,000,000 THB (approximately $495,637) in principal and interest from HotPlay Thailand in connection with such loan.

On May 14, 2020, Red Anchor made a $6,000,000 non-cash investment via the transfer of intellectual property assets including the HotPlay Platform, the pending patent, copyrights to the HotNow mobile application and the game platform, “Evergleam Hill”, to HotPlay. The investment was made as part of the $6,000,000 commitment agreed in the HotPlay Joint Venture and Shareholders Agreement made between Red Anchor, T&B, Tree Roots and D-Supreme, dated April 14, 2020 (the “Joint Venture and Shareholders Agreement”).

On May 14, 2020, T&B made a $700,000 non-cash investment via the issuance of a 20-year non-exclusive license that gives HotPlay proprietary rights to the “Shelldon animated TV Series” for the purposes of gaming development and in-game advertising of game application as evidenced by a copyright license agreement (the “Shellhut License Agreement”). The investment was made as part of the $1,200,000 commitment agreed to in the Joint Venture and Shareholders Agreement.

On May 14, 2020, Tree Roots made a $2,300,000 non-cash investment via the issuance of a 20-year non-exclusive license that gives HotPlay proprietary rights to “Blue City” and “Forestias” for the purposes of gaming development and in-game advertising of game application as evidenced by a copyright license agreement (the “Blue City and Forestias License Agreement”). The investment was made as part of the $4,200,000 commitment agreed to in the Joint Venture and Shareholders Agreement.

On June 19, 2020, HotPlay Thailand received a 12,000,000 THB (approximately $378,000) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 1”), dated June 18, 2020.

On July 16, 2020, HotPlay Thailand received a 5,000,000 THB (approximately $158,000) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 2”), dated July 16, 2020.

On July 23, 2020, HotPlay Thailand received a 5,000,000 THB (approximately $158,000) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 3”), dated July 23, 2020.

As of August 31, 2020, HotPlay Thailand paid back the loan associated with Tree Roots Note 1, Tree Roots Note 2, Tree Roots Note 3, and owes 20,034.25 THB (approximately $645) in interest to Tree Roots. HotPlay Thailand has since paid the remaining interest due.

On July 24, 2020, D-Supreme invested $144,117 in HotPlay as part of the $600,000 commitment agreed in the Joint Venture and Shareholders Agreement. The amount was transferred by D-Supreme directly to HotPlay Thailand, and HotPlay issued a 0% interest loan to HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “D-Supreme Note”) dated July 22, 2020. As of March 2, 2021, no amount of the loan has been repaid.

On August 4, 2020, Tree Roots invested $329,987 in HotPlay as part of the $4,200,000 commitment agreed in the Joint Venture and Shareholders Agreement. The amount was transferred by Tree Roots directly to HotPlay Thailand, and HotPlay issued a 0% interest loan to HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 4”) dated August 4, 2020. As of March 2, 2021, no amount of the loan has been repaid.

On August 5, 2020, Tree Roots invested $329,987 in HotPlay as part of the $4,200,000 commitment agreed in the Joint Venture and Shareholders Agreement. The amount was transferred by Tree Roots directly to HotPlay Thailand, and HotPlay issued a 0% interest loan to HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 5”) dated August 5, 2020. As of March 2, 2021, no amount of the loan has been repaid.

On August 6, 2020, Tree Roots invested $348,844 in HotPlay as part of the $4,200,000 commitment agreed to in the Joint Venture and Shareholders Agreement. The amount was transferred by Tree Roots directly to HotPlay Thailand, and HotPlay issued a 0% interest loan to HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 6”) dated August 6, 2020. As of March 2, 2021, no amount of the loan has been repaid.

On September 17, 2020, HotPlay Thailand received an 8,000,000 THB (approximately $257,000) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 7”), dated September 17, 2020. As of March 2, 2021, no amount of the loan has been repaid and Tree Roots is due 8,059,835 THB (approximately $258,922) in principal and interest from HotPlay Thailand.

On September 30, 2020, HotPlay Thailand received a 1,000,000 THB (approximately $31,520) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 8”), dated September 30, 2020. HotPlay Thailand has paid back the loan and interest associated with Tree Roots Note 8.

On October 14, 2020, HotPlay Thailand received a 1,000,000 THB (approximately $31,520) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 9”), dated October 14, 2020. HotPlay Thailand has paid back the loan and interest associated with Tree Roots Note 9.

On October 19, 2020, HotPlay Thailand received a 5,000,000 THB (approximately $160,000) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Roots Note 10”), dated October 19, 2020. HotPlay Thailand has paid back the loan and interest associated with Tree Roots Note 10.

On October 27, 2020, HotPlay Thailand received a 5,000,000 THB (approximately $160,000) loan from Tree Roots, at an interest rate of 9.75% per annum. The loan was made for HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “Tree Root Note 11”), dated October 27, 2020. HotPlay Thailand has paid back the loan and interest associated with Tree Roots Note 11.

On November 17, 2020, HotPlay received $891,182 from Tree Roots as part of the $4,200,000 investment commitment agreed in the Joint Venture and Shareholders Agreement. On the same day, HotPlay loaned $880,000, at a 0% interest rate, to HotPlay Thailand to meet capital and operating expenses as evidenced in the Promissory Note (the “HotPlay Note 1a”) dated November 17, 2020.

On November 24, 2020, HotPlay Thailand transferred $800,000 to HotPlay and a new Promissory Note representing an $800,000 loan at 0% interest rate (the “HotPlay Note 1b”), dated November 23, 2020, was issued to replace HotPlay Note 1a. As of March 2, 2021, no amount of the loan has been repaid.

On December 18 and December 28, 2020, HotPlay received $160,000 and $340,000 from T&B Media Global (Thailand) Co., Ltd. as part of the $1,200,000 investment commitment agreed in the Joint Venture and Shareholders Agreement.

On December 24, 2020, HP Thailand received 8,000,000 Thai Baht (approximately $267,000) interest-free loan from Tree Roots Entertainment Group Co., Ltd. and repaid the whole amount back on December 29, 2020.

During December 1, 2020 to January 6, 2021, HotPlay received the remaining balance of the advance received from Red Anchor of $500,000 in addition to $2.5 million that was received as of November 30, 2020, for the subscription of a total 24,000 common shares in HotPlay at a per share price of $125 or an aggregate valuation of $3 million under the terms and conditions as set forth in the investment agreement dated September 1, 2020.

During the month of December 2020, HP Thailand received total 2,000,000 Thai Baht (approximately $63,106) from its shareholders as a fully paid-up of common and preferred shares subscription.

On January 8, 2021, HotPlay entered into a Note Purchase agreement to receive $12,000,000 from Tree Roots (the “Tree Roots Convertible Note”) to meet the HotPlay exchange agreement requirement of having at least $15,000,000 in cash at the time of closing. The convertible note has an interest rate of 5% per annum. The Tree Roots Convertible Note has been extended to April 15, 2021.

On January 18, 2021, HotPlay received $455,883 from Dees Supreme as part of the $600,000 investment commitment agreed in a Joint Venture and Shareholder Agreement.

On February 2, 2021, HotPlay loaned $200,000, at a 0% interest rate to HP Thailand to meet capital and operating expenses requirement.

On February 2, 2021, HP Thailand received 5,200,000 Thai Baht (approximately $171,821) loan with 9.75% interest rate from Tree Roots.

On February 5, 2021, HP Thailand received 3,800,000 Thai Baht (approximately $125,562) loan with 9.75% interest rate from Tree Roots.

On February 16, 2021, HotPlay loaned 4,000,000 Thai Baht (approximately $134,000), at a 0% interest rate to HP Thailand to meet capital and operating expenses requirement.

HotPlay Thailand Agreements

On Mar 24, 2020, HotPlay Thailand signed a 55,000,000 THB (approximately $1,678,000) software development agreement with HotNow (the ‘IGA Service Agreement’). Ms. Boonyawattanapisut is the CEO of HotNow, and the company has both Red Anchor and Ms. Boonyawattanapisut as shareholders. The agreement was for HotNow to continue the development of the in-game advertising technology. As of August 31, 2020, 30,000,000 THB (approximately $966,000) was invoiced by and paid to HotNow. As of December 24, 2020, 50,000,000 THB (approximately $1,664,000) was invoiced of which 45,000,0000 THB (approximately $1,497,000) has been paid to HotNow. As of January 12, 2021, 50,000,000 THB (approximately $1,664,000) was invoiced by and paid to HotNow.

On May 1, 2020, HotPlay Thailand signed a 3,300,000 THB (approximately $115,000) software development agreement with HotNow (the ‘Development Agreement’). Ms. Boonyawattanapisut is the CEO of HotNow, and the company has both Red Anchor and Ms. Boonyawattanapisut as shareholders. The agreement was for HotNow to continue the development of a virtual store web game. As of August 31, 2020, 3,300,000 THB (approximately $115,000) was invoiced by and paid to HotNow.

On June 23, 2020, HotPlay Thailand signed a 16,937,500 THB (approximately $548,000) agreement with True Axion Interactive Company Limited (“TAI”) (the “Virtual Store Agreement”). Ms. Boonyawattanapisut is the CEO and Chairperson of TAI, a company that is majority owned by Axion. HotPlay Thailand was engaged by a major retailer to develop a virtual store and the development of the game assets with respect to this engagement was outsourced to TAI via the Virtual Store Agreement. As of the end of the audit period, August 31, 2020, 1,693,750 THB (approximately $55,000) was invoiced by and paid to TAI. As of January 12, 2021, 15,156,250 THB (approximately $505,000) was invoiced by TAI and 11,768,750 THB (approximately $392,000) was paid to TAI.

On June 23, 2020, HotPlay Thailand signed a 7,381,250 THB (approximately $239,000) agreement with TAI (the “Shelldon Agreement”). As per the agreement, TAI was engaged to develop a casual online mobile game with Shelldon Intellectual Property. As of August 31, 2020, 2,214,375 THB (approximately $71,000) was invoiced by and paid to TAI. As of December 24, 2020, 4,428,750 THB (approximately $147,000) was invoiced by and paid to TAI. As of January 12, 2021, 4,428,750 THB (approximately $147,000) was invoiced by and paid to TAI.

Related Party Balances

The HP Companies had the following related party balances as of November 30 and August 31, 2020:

	Nature	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Amounts due from related parties:
HotNow (Thailand) Company Limited	Contract cost	—	$ 106,240
True Axion Interactive Company Limited	Contract cost, Prepayment	—	125,818
Total			$ 232,058

	Nature	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Subscription receivable:
Red Anchor Trading Corporation		$ -	$ 15,214
Tree Roots Entertainment Group Company Limited		22,087	902,049
T&B Media Global (Thailand) Company Limited		506,211	503,105
Dees Supreme Company Limited		459,038	457,435
Nithinan Boonyawattanapisut		631	310
Total		$ 987,967	$ 1,878,113

Notes receivable:
Monaker Group, Inc		$ 2,500,000	-

Amounts due to related parties:
Magnolia Quality Development Corporation Limited	Short-term loan payable, Interest payable	$ 499,303	$ 486,601
Tree Roots Entertainment Group Company Limited	Interest-free loan Payable, Other payable, Interest payable	337,066	69,556
Total		$ 836,369	$ 556,157

Advance received for subscription:
Red Anchor Trading Corporation	Advance received for common shares subscription	2,500,000	-

(i) Short-term loan advanced to Monaker Group, Inc (MKGI) which the convertible promissory notes were issued pursuant to the terms of the HotPlay exchange agreement.

(ii) Amount due to Magnolia Quality Development Corporation Limited (“MQDC”), a shareholder of Tree Roots which is a shareholder of HotPlay, which is a short-term Loan of $495,637 (15,000,000 Thai Baht) with its accrued interest at a rate 9% per annum which is payable on demand and unsecured.

(iii) Amounts due to Tree Roots are an interest-free loan of $66,085 (2,000,000 Thai Baht) and short-term loan of $264,340 (8,000,000 Thai Baht), other payable of $4,523 for service fee paid by Tree Roots, and interest payable $2,118.

(iv) Amounts due to Red Anchor of $2,500,000 are the partial amount of an advance received for the subscription of 24,000 common shares in HotPlay at a per share price of $125.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following information and all other information contained in this proxy statement does not give effect to the proposed reverse stock split described in Proposal No. 4 of this proxy statement.

On July 23, 2020, Monaker Group, Inc. (the “Company” or “Monaker”) entered into (a) a Share Exchange Agreement (as amended to date, the “HotPlay Exchange Agreement”) with HotPlay Enterprise Limited (“HotPlay Enterprise”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (as amended and restated to date, the “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020. Pursuant to the Exchange Agreements, HotPlay Enterprise will become a direct, wholly-owned subsidiary of the Company (the “merger”). The Exchange Agreements are each discussed in greater detail under Note 1 “Description of the Merger”. HotPlay Enterprise controls HotPlay (Thailand) Company Limited, a Thailand company (“HotPlay Thailand”) and references below to “HotPlay” include HotPlay Thailand.

The unaudited pro forma condensed consolidated financial information is presented to illustrate the estimated effects of the pending merger between HotPlay and Monaker based on the historical financial position and results of operations of HotPlay and Monaker. It is presented as follows:

●	The unaudited pro forma condensed consolidated balance sheet as of November 30, 2020 was prepared based on (i) the historical unaudited consolidated balance sheet of Monaker as of November 30, 2020 and (ii) the historical unaudited consolidated balance sheet of HotPlay as of November 30, 2020.

●	The unaudited pro forma condensed consolidated statement of operations for the nine months ended November 30, 2020 was prepared based on (i) the historical unaudited consolidated statement of operations of Monaker for the nine months ended November 30, 2020 and (ii) the historical unaudited consolidated statement of operations of HotPlay for the period between inception (March 6, 2020) and November 30, 2020.

While Monaker will be the legal acquirer, the merger will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”). HotPlay will be deemed to be the acquirer for financial accounting purposes. The unaudited pro forma condensed consolidated financial information set forth below primarily gives effect to the following:

●	the consummation of the merger;

●	the application of the acquisition method of accounting in connection with the merger;

●	the acquisition of capital contribution from HotPlay Stockholders to meet a condition to closing pursuant to the HotPlay Exchange Agreement that HotPlay shall have available cash of at least $15 million (less advances previously made to Monaker) immediately prior to the closing;

●	the acquisition of the outstanding common shares of Axion from Axion Stockholders and the note receivable from Axion Creditors and

●	transaction costs incurred in connection with the exchange.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The unaudited pro forma condensed consolidated balance sheet data gives effect to the merger as if it had occurred on November 30, 2020. The unaudited pro forma condensed consolidated statement of operations data for the nine months ended November 30, 2020 gives effect to the merger as if it had occurred on March 1, 2020.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed consolidated financial information to give effect to unaudited pro forma events that are directly attributable to the merger, factually supportable and, with respect to the unaudited pro forma condensed consolidated statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma condensed consolidated statement of operations does not include any pro forma adjustments to reflect certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity and one-time transaction related costs.

The unaudited pro forma condensed consolidated financial information has been prepared using the acquisition method of accounting under existing GAAP, which are subject to change. HotPlay will be deemed the accounting acquirer in the merger for accounting purposes and Monaker will be treated as the acquiree, based on a number of factors considered at the time of preparation, including control over the post-merger company as evidenced by the composition of executive management and the board of directors as well as the relative equity ownership after the closing of the merger. The application of acquisition accounting of Monaker is dependent upon the working capital positions at the closing of the merger, is dependent on other factors such as the share price of Monaker and is dependent on certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The combined company will complete the valuations and other studies upon completion of the merger and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the merger. The assets and liabilities of Monaker and other pro forma adjustments have been measured based on various preliminary estimates using assumptions that Monaker and HotPlay believe are reasonable, based on information that is currently available. Accordingly, the pro forma adjustments are preliminary. Differences between these preliminary estimates and the final acquisition accounting could be significant, and these differences could have a material impact on the accompanying unaudited pro forma condensed consolidated financial information and the combined company’s future results of operation and financial position.

The unaudited pro forma condensed consolidated financial information has been compiled in a manner consistent with the accounting policies adopted by HotPlay. Upon completion of the merger, the combined company will perform a detailed review of Monaker’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Transactions between HotPlay and Monaker during the periods presented in the unaudited pro forma condensed consolidated financial information were not significant.

This unaudited pro forma condensed consolidated financial information was derived from and should be read in conjunction with the accompanying notes, as well as the following historical financial statements and the related notes of HotPlay and Monaker:

●	Separate historical unaudited consolidated financial statements of HotPlay as of November 30, 2020 and for the period between inception (March 6, 2020) and November 30, 2020; and

●	Separate historical unaudited consolidated financial statements of Monaker as of and for the nine months ended November 30, 2020 and the related notes included in Monaker’s Quarterly Report on Form 10-Q filed on January 19, 2021.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 2020

			Pro Forma
	Historical as of November 30, 2020		Merger		Pro Forma
	HotPlay	Monaker	Adjustments		Combined
Assets
Current Assets
Cash	$70,595	$3,596,130	$12,500,000	(6)	$16,166,725
Accounts receivable	—	—	—		—
Prepaid expenses and other current assets	176,878	786,867	—		963,745
Investment in unconsolidated affiliate - Short-term	—	54,886	—		54,886
Notes receivable, net	2,500,000	7,694,524	(2,500,000)	(3)	7,694,524
Security deposits	—	54,786	—		54,786
Total current assets	2,747,473	12,187,193	10,000,000		24,934,666

Investment in unconsolidated affiliate	—	574,344	—		574,344
Investment in unconsolidated Affiliate - Axion	—	9,272,121	—		9,272,121
Website development costs and intangible assets, net	7,289,533	10,321,343	—		17,610,876
Fixed assets, net	16,142	28,702	—		44,844
Operating lease right-of-use asset	8,755	15,843	—		24,598
Goodwill	—	—	25,051,273	(1)	25,051,273
Total assets	$10,061,903	$32,399,546	$35,051,273		$77,512,722

Liabilities and Stockholders’ Deficit
Current Liabilities
Line of credit & notes payable	$—	$7,709,890	$(2,500,000)	(3)	$5,209,890
Accounts payable and accrued expenses	30,134	969,233	286,744	(2)	1,286,110
Amounts due to related parties	836,369	—	—		875,418
Other current liabilities	85,745	1,228,253	—		1,286,515
Operating lease liability	8,846	16,362	—		25,208
Revolving promissory notes - related party	2,500,000	2,797,592	(2,500,000)	(6)	2,797,592
Total current liabilities	3,461,094	12,721,330	(4,713,256)		11,469,169

Stockholders’ equity
Series B preferred stock, $.00001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding at November 30, 2020	—	100	(100)	(5)	—
Series C preferred stock, $.00001 par value; 3,828,500 shares authorized; 0 shares issued and outstanding at November 30, 2020	—	38	(38)	(5)	—
Common stock, $.00001 par value; 500,000,000 shares authorized; 14,461,839 shares issued and outstanding at November 30, 2020	—	148	520	(4)	780
			112	(5)
Common stock - HotPlay	12,016,475	—	(12,016,475) (12,031,048)	(4)	—
Preferred Stock	15,709		(15,709)	(4)	—
Additional paid-in-capital	(3,445,722))	142,633,694	25,051,273	(1)	67,327,204
			(111,912,067)	(4)
			26	(5)
			15,000,000	(6)

Subscription receivable	(987,967)	—	987,967	(4)	—
Cumulative translated adjustment	(23,296)	—	—		(23,296)
Accumulated deficit	(974,390)	(122,955,764)	(286,744)	(2)	(1,261,134)
			122,955,764	(4)

Total stockholders’ equity	6,600,809	19,678,216	39,764,528		66,043,553
Total liabilities and stockholders’ equity	$10,061,903	$32,399,546	$35,051,273		$77,512,722

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2020*

			Pro Forma
	Historical for the nine months ended November 30, 2020*		Merger		Pro Forma
	HotPlay	Monaker	Adjustments		Combined

Revenues
Travel and Commission revenues	$—	$47,765	$—		$47,765
Gross revenues	—	47,765	—		47,765
Cost of revenues	—	(43,186)	—		(43,186)
Gross profit	—	4,579	—		4,579

Operating Expenses
General and administrative	453,667	2,296,529	(441,101)	(1)	2,309,095
Salaries and benefits	203,393	1,665,661	—		1,869,054
Technology and development	—	464,861	—		464,861
Stock-based compensation	—	446,970	—		446,970
Selling and promotions expense	954	204,363	—		205,317
Depreciation and Amortization	333,446	253,254	—		586,700
Total operating expenses	991,460	5,331,638	(441,101)		5,881,997

Operating Income/(Loss)	(991,460)	(5,327,059)	441,101		(5,877,418)

Other Income/(Expense)
Valuation loss, net	—	(1,241,725)	—		(1,241,725)
Interest expense	(43,957)	(284,602)	111,856	(2)	(216,703)
Realized loss on sale of marketable securities	—	(594,431)	—		(594,431)
Other Income	61,027	344,950	—		405,977
Total other income/(expense)	17,070	(1,775,808)	111,856		(1,646,882)

Net Income/(Loss)	$(974,390)	$(7,102,867)	$552,957		$(7,524,300)

Weighted average number of common shares outstanding
Basic	143,786	13,870,277			77,116,477
Diluted	143,786	13,870,277			77,116,477

Basic net loss per share	$(6.78)	$(0.51)			$(0.10)
Diluted net loss per share	$(6.78)	$(0.51)			$(0.10)

* HotPlay’s financial information is for the period from March 6, 2020 (inception) to November 30, 2020.

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

MONAKER GROUP, INC AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of the Merger

On July 23, 2020, the Company entered into the HotPlay Exchange Agreement with HotPlay Enterprise and the HotPlay Stockholders and the Axion Exchange Agreement with the Axion Stockholders and the Axion Creditors, each dated as of July 21, 2020. Pursuant to the Exchange Agreements, HotPlay Enterprise will become a direct, wholly-owned subsidiary of the Company. HotPlay Enterprise, a private company organized under the laws of the British Virgin Islands, has rights to certain intellectual property relating to in-game (mobile gaming) advertising technology that enables brands to insert seamless non-intrusive and even interactive advertising content into online games. The technology also enables advertisers to deliver special privileges in the form of non-intrusive and interactive digital coupons, redeemable both online and offline.

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders agreed to exchange 100% of the outstanding capital shares of HotPlay Enterprise for 52,000,000 shares of the Company’s Post-Closing Capitalization (defined below). The Company’s “Post-Closing Capitalization” was equal to the total number of shares of common stock issued and outstanding following the completion of the Exchange Agreements, and calculated by dividing (A) the total number of shares of the Company’s common stock outstanding immediately prior to the closing of the Exchange Agreements, by (B) 17.4%, and rounding such number up to the nearest whole share.

Pursuant to the Axion Exchange Agreement, (a) the Axion Stockholders agreed to exchange common shares of Axion equal to approximately 33.9% of the then outstanding common shares of Axion; and (b) the Axion Creditors agreed to exchange $7,757,024 in promissory notes issued by, or other debt owed by, Axion to such Axion Creditors, with the Company, in consideration for an aggregate of 14.8% of the Company’s Post-Closing Capitalization (as defined above)(the “Axion Percentage”), and warrants. Specifically, (1) the Axion Creditors were to receive one share of Company common stock for each $2.00 of debt exchanged, anticipated to total an aggregate of 3,878,512 shares (based on $7,757,024 of debt to be exchanged)(the “Debt Shares”), (2) one of the Axion Creditors was to receive a warrant to purchase that number of shares of Company common stock as equals the total of the debt exchanged, divided by $4.00, which was anticipated to total warrants to purchase 1,939,256 shares of common stock (the “Creditor Warrant Shares”), and (3) the Axion Shareholders were to receive that number of shares of common stock as equals the Axion Percentage of the Post-Closing Capitalization, less the Debt Shares and shares of common stock issuable upon exercise of the warrants, such that the total number of shares issuable to the Axion Stockholders and Axion Creditors (when taking into account any shares issuable upon exercise of the above warrants), would total the Axion Percentage following the Closing.

On October 28, 2020, the Company, HotPlay Enterprise, and the HotPlay Stockholders entered into a First Amendment to the HotPlay Exchange Agreement dated and effective October 23, 2020 (the “HotPlay Exchange Agreement Amendment”) to extend the date the transactions were required to be completed by from October 30, 2020 to November 30, 2020. Also on October 28, 2020, the Company, the Axion Stockholders, and Axion Creditors entered into a First Amendment to the Axion Exchange Agreement dated and effective October 23, 2020 (the “Axion Exchange Agreement Amendment”) to extend the date the transactions were required to be completed by from October 30, 2020, to November 30, 2020.

On November 16, 2020, the Company, HotPlay Enterprise and the HotPlay Stockholders entered into a Second Amendment to Share Exchange Agreement (“2nd Amendment to HotPlay Exchange Agreement”), which mainly amended the HotPlay Exchange agreement to: (a) update the percentage ownership which the HotPlay Stockholders will receive upon closing of the HotPlay Exchange Agreement to 67.87%; and (b) extend the date by which the HotPlay Exchange Agreement is required to be completed until December 31, 2020.

Also on November 12, 2020, the Company, the Axion Stockholders and the Axion Creditors entered into an Amended and Restated Share Exchange Agreement (the “A&R Axion Exchange Agreement”), which mainly updated the Axion Exchange Agreement to: (a) update the percentage of Axion being exchanged by such Axion Stockholders to 33.85% of Axion (or 71,993,358 common shares) and reduce the amount of Axion debt being exchanged by the Axion Creditors to a total of $7,657,024 of debt; and (b) remove the prior requirements and concepts from the Axion Exchange Agreement which required the Company to issue shares of common stock in exchange for the Axion Shares and Axion Debt, and instead provide for such Axion Shares to be exchanged for 10,000,000 shares of Series B Preferred Stock, and to exchange such Axion Debt for 3,828,500 shares of Series C Preferred Stock. The Series B Preferred Stock was automatically convertible into 14.68% of the Post-Closing Capitalization, minus the Series C Conversion Shares and Creditor Warrants Shares at the closing. Series C Preferred Stock were automatically convertible into common shares of the Company at the closing on a one-for-one basis (the “Series C Conversion Shares”). On November 16, 2020, the transactions contemplated by the A&R Axion Exchange Agreement closed, and the Company acquired the Axion shares and issued the Series B and Series C Preferred Stock.

On January 6, 2021, the Company, HotPlay Enterprise and the HotPlay Stockholders entered into a Third Amendment to Share Exchange Agreement (“3rd Amendment to HotPlay Exchange Agreement”), which mainly amended the HotPlay Exchange agreement to: (a) fix the number of shares of the Company issuable to the HotPlay Stockholders at the closing at 52,000,000 shares of common stock; and (b) extend the date by which the HotPlay Exchange Agreement is required to be completed until February 28, 2021. Also, on January 6, 2021, the Company, the Axion Stockholders, and Axion Creditors entered into a First Amendment to the A&R Axion Exchange Agreement, which mainly corrected the allocation of the Series B Preferred Stock shares. Also, on January 6, 2021, stockholders holding a majority of the outstanding shares of Series B Preferred Stock of the Company approved an amendment and restatement of the designation of the Series B Preferred Stock to fix the number of shares of common stock issuable upon conversion of the Series B Preferred Stock at 7,417,700 shares the Company’s common stock.

2. Basis of Presentation

The unaudited pro forma condensed consolidated financial information is prepared in accordance with Article 11 of SEC Regulation S-X. The historical financial information has been adjusted in the accompanying unaudited pro forma condensed consolidated financial information to give effect to unaudited pro forma events that are:

●	directly attributable to the merger;

●	factually supportable; and

●	with respect to the unaudited pro forma condensed consolidated statement of operations, expected to have a continuing impact on the results of operations of the combined company.

The merger will be treated as a business combination for accounting purposes, with HotPlay Enterprise as the deemed accounting acquirer and Monaker as the deemed accounting acquiree. Therefore, the historical basis of HotPlay Enterprise’s assets and liabilities will not be remeasured as a result of the merger. In identifying HotPlay Enterprise as the acquiring entity, the companies considered the structure of the merger, relative outstanding share ownership at closing and the composition of the combined company’s board of directors and senior management.

The unaudited pro forma condensed consolidated financial information was prepared using the acquisition method of accounting in accordance with ASC 805, which requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. The acquisition method of accounting uses the fair value concepts defined in ASC Topic 820, “Fair Value Measurement” (“ASC 820”). Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants.

Fair value measurements can be highly subjective and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

Fair value estimates were determined based on preliminary discussions between HotPlay Enterprise and Monaker management, and a preliminary valuation of Monaker’s assets and liabilities using November 30, 2020 as the measurement date. The allocation of the aggregate merger consideration used in the preliminary unaudited pro forma condensed consolidated financial information is based on preliminary estimates. The estimates and assumptions are subject to change as of the effective time of the merger. The final determination of the allocation of the aggregate merger consideration will be based on the actual tangible and intangible assets and the liabilities of Monaker at the effective time of the merger. Refer to Note 5 for additional information.

For pro forma purposes, the valuation of consideration transferred is based on, among other things, the number of Monaker common shares outstanding and price per share as of November 30, 2020. Refer to Note 4 for additional information. This is used for pro forma purposes only. The consideration transferred will ultimately be based on the number of Monaker common shares outstanding and price per share as of immediately prior to the effective time of the merger, which could materially change from the assumptions included in this pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet data gives effect to the merger as if it had occurred on November 30, 2020. The unaudited pro forma condensed consolidated statement of operations data gives effect to the merger as if it had occurred on March 1, 2020.

The unaudited pro forma condensed consolidated financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. The unaudited pro forma condensed consolidated financial information has not been adjusted to give effect to certain expected financial benefits of the merger, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma condensed consolidated financial information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the combination that are not expected to have a continuing impact on the business of the combined company. Further, one-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, the closing of the merger are not included in the unaudited pro forma consolidated statement of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma consolidated balance sheet as a decrease to accumulated deficit and as an increase to accrued expenses.

3. Accounting Policies

The unaudited pro forma condensed consolidated financial information has been compiled in a manner consistent with the accounting policies of HotPlay. Following the merger, the combined company will conduct a review of accounting policies of Monaker in an effort to determine if differences in accounting policies require further reclassification of results of operations or reclassification of assets or liabilities to conform to HotPlay’s accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed consolidated financial information.

4.   Reverse acquisition and purchase price allocation

Fair Value of Total Estimated Consideration Transferred

The fair value of the consideration transferred is determined based on the number of equity interests the accounting acquirer (legal acquiree) would have had to issue to the owners of the legal acquirer (accounting acquiree) in order to provide the same ratio of ownership of equity interests in the combined entity as a result of the reverse acquisition. For pro forma purposes, the valuation of consideration transferred is based on, among other things, the number of Monaker common shares outstanding and price per share as of November 30, 2020.

Purchase consideration	Amounts
Number of Monaker common shares outstanding as of November 30, 2020	14,811,089
Monaker share price as of November 30, 2020	$3.02
Preliminary estimate of fair value of common shares	$44,729,489
Fair value of total estimated purchase consideration transferred	$44,729,489

Purchase Price Allocation

The following is a preliminary estimate of the allocation of the purchase price to acquired identifiable assets and assumed liabilities, which includes preliminary purchase accounting adjustments to reflect the fair value of intangible assets acquired at the time of the merger:

Book value of Monaker net assets acquired as of November 30, 2020	$19,678,216
Fair value of Monaker net assets acquired as of November 30, 2020	19,678,216
Goodwill	25,051,273
Fair value of total estimated consideration transferred	$44,729,489

The final purchase consideration will be based on the number of Monaker common shares outstanding and price per share as of immediately prior to the effective time of the merger. Accordingly, the purchase consideration and goodwill may change significantly if the trading price of Monaker’s common stock fluctuates materially from the November 30, 2020 value of $3.02 per share. A 10% increase or decrease in Monaker’s share price would result in the following changes into purchase consideration and goodwill:

Share price sensitivity analysis	10% increase in Monaker share price	10% decrease in Monaker share price
Preliminary fair value of purchase consideration	$49,202,438	$40,256,540
Preliminary goodwill from the merger	29,524,222	20,578,324

5. Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

The following provides explanations of the various adjustments to the unaudited pro forma condensed consolidated balance sheet:

1.	Represents adjustment related to increase in historical Monaker goodwill of $25,051,273 determined by the net acquired identifiable assets and assumed liabilities. Refer to Note 4 on discussion of this reverse merger and purchase price allocation.

2.	Represents $286,744 of transaction expenses expected to be incurred in connection with the merger, which will be recorded as an increase to Account Payable and Accumulated Deficit.
3.	Elimination of the $2,500,000 convertible notes issued by Monaker for advances made by HotPlay during the three months ended November 30, 2020, pursuant to the exchange agreement closing condition that HotPlay have at least $15 million immediately prior to closing.

4.	Represents the recapitalization of HotPlay Enterprise through the contribution of the share capital in HotPlay Enterprise to Monaker, and the issuance of 52,000,000 shares of common stock and the elimination of the historical accumulated deficit of Monaker, the accounting acquiree.

5.	Represents the automatic conversion of Monaker Series B and Series C Preferred Stock into common stock upon the merger.

6.	Represents the acquisition of the remaining $12,500,000 capital contribution from HotPlay Stockholders to meet the closing condition that HotPlay Enterprise shall have available cash of at least $15 million immediately prior to the closing, and the retirement of existing HotPlay note payable of $2,500,000 through Monaker equity issuance.

6. Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments

The following provides explanations of the various adjustments to the unaudited pro forma condensed consolidated statement of operations:

1.	Represents the removal of $441,101 for the period ended November 30, 2020 incurred by the combined companies in conjunction with this reverse merger for transaction related fees and expenses that will not recur on an ongoing basis.

2.	Represents interest income of $111,856 for the period ended November 30, 2020 from the acquisition of $7,657,024 in promissory notes issued by, or other debt owned by, Axion.

7. Loss per Share

The unaudited pro forma weighted average number of basic and diluted shares outstanding for the nine months ended November 30, 2020, is calculated as follows:

For the Nine months Ended
November 30, 2020

Weighted average Monaker shares outstanding as of November 30, 2020	13,870,277
HotPlay weighted average shares outstanding as if the merger occurred on March 1, 2020	52,000,000
Axion weighted average shares outstanding as if the merger occurred on March 1, 2020	11,246,200
Pro forma adjusted weighted average shares outstanding as of November 30, 2020 - basic and dilutive	77,116,477
Pro forma net loss attributable to common shareholders - basic and dilutive	$(7,524,300)
Pro forma net loss per common share - basic and dilutive	$(0.10)

DESCRIPTION OF MONAKER CAPITAL STOCK

Description of Common Stock

We have authorized capital stock consisting of 500,000,000 shares of common stock, $0.00001 par value per share and 100,000,000 shares of preferred stock, $0.00001 par value per share. As of February 26, 2021, we had 18,765,839 shares of common stock outstanding and approximately 466 stockholders of record.

The following summary of certain provisions of our common stock does not purport to be complete. You should refer to our Articles of Incorporation (as amended) and our Bylaws (as amended), both of which have been filed with the SEC, and have been incorporated by reference as exhibits to our Annual Report on Form 10-K (see also “Where you can find more information” beginning on page 295, below). The summary below is also qualified by provisions of applicable law.

Each share of our common stock is entitled to equal dividends and distributions per share with respect to the common stock when, as and if declared by our board of directors. No holder of any shares of our common stock has a preemptive right to subscribe for any of our securities, nor are any shares of our common stock subject to redemption or convertible into other securities. Upon liquidation, dissolution or winding-up of the Company, and after payment to our creditors and preferred stockholders, if any, our assets will be divided pro rata on a share-for-share basis among the holders of our common stock. Each share of our common stock is entitled to one vote on all stockholder matters. Shares of our common stock do not possess any cumulative voting rights.

The presence of the persons entitled to vote of 33 1/3% of the outstanding voting shares on a matter before the stockholders constitutes the quorum necessary for the consideration of the matter at a stockholders’ meeting.

Except as otherwise required by law, the Articles of Incorporation, or any certificate of designations, (i) at all meetings of stockholders for the election of directors, a plurality of votes cast are sufficient to elect such directors; (ii) any other action taken by stockholders are be valid and binding upon the Company if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, at a meeting at which a quorum is present, except that adoption, amendment or repeal of the Bylaws by stockholders requires the vote of a majority of the shares entitled to vote; and (iii) broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee. Each stockholder has one vote for every share of stock having voting rights registered in his or her name, except as otherwise provided in any preferred stock designation setting forth the right of preferred stock stockholders.

The common stock does not have cumulative voting rights, which means that the holders of 51% of the common stock voting for election of directors can elect 100% of our directors if they choose to do so.

Description of Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by our board of directors prior to the issuance of any shares thereof. Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the board of directors prior to the issuance of any shares thereof.

The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Series A Convertible Preferred Stock

The holders of record of shares of Series A Preferred Stock are entitled to vote on all matters submitted to a vote of the stockholders of the Company and are entitled to one hundred (100) votes for each share of Series A Preferred Stock. Each share of Series A Preferred Stock is redeemable at $1.00 per share. The Series A Preferred Stock is entitled to a 10% annual dividend, payable as, when and if, declared by the board of directors, payable on the first day of April, July, October and January.

Per the terms of the Amended and Restated Certificate of Designations relating to the Series A Preferred Stock, subject to the availability of authorized and unissued shares of Series A Preferred Stock, the holders of Series A Preferred Stock may, by written notice to the Company:

●	elect to convert all or any part of such holder’s shares of Series A Preferred Stock into common stock at a conversion rate of the lower of:
(a) $62.50 per share; or
(b) at the lowest price the Company has issued stock as part of a financing.
●	convert all or part of such holder’s shares (excluding any shares issued pursuant to conversion of unpaid dividends) into debt obligations of the Company, secured by a security interest in all of the assets of the Company and its subsidiaries, at a rate of $62.50 of debt for each share of Series A Preferred Stock.

In the event of any liquidation, dissolution or winding up of this Company, either voluntary or involuntary (any of the foregoing, a “liquidation”), holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Company to the holders of the common Stock or any other series of preferred stock by reason of their ownership thereof an amount per share equal to $1.00 for each share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series A Preferred Stock held by each such holder, plus the amount of accrued and unpaid dividends thereon (whether or not declared) from the beginning of the dividend period in which the liquidation occurred to the date of liquidation. Additionally, each holder of Series A Preferred Stock holds a security interest in substantially all of our assets in order to secure our obligations in connection with such Series A Preferred Stock.

On July 9, 2013, the Company amended the Certificate of Designations for the Company’s Series A Preferred Stock to allow for conversion into Series C Preferred stock to grant to a holder of the Series A Preferred Stock the option to:

●           elect to convert all or any part of such holder’s shares of Series A Preferred Stock into shares of the Company’s Series C Convertible Preferred Stock, par value $0.00001 per share (which has since been withdrawn and is no longer designated), at a conversion rate of five (5) shares of Series A Preferred Stock for every one (1) share of Series C Preferred Stock; or to allow conversion into common stock at the lowest price the Company has issued stock as part of a financing to include all financings such as new debt and equity financing and stock issuances as well as existing debt conversions into stock.

On February 28, 2014, the Company’s Series A Preferred Stock stockholder agreed to authorize a change to the Certificate of Designations of the Series A Preferred Stock to lock the conversion price to the lower of (a) a fixed price of $2.50 per share; and (b) the lowest price the Company has issued stock as part of a financing after January 1, 2006.

Except for transfers to family members, or trusts for the benefit of Series A Preferred Stock holders, no holder of Series A Preferred Stock is able to transfer his/her/its shares of Series A Preferred Stock.

There are currently no shares of Series A Preferred Stock issued or outstanding.

Series B Convertible Preferred Stock

In connection with the Axion exchange agreement, Monaker filed a certificate of designation of its Series B Convertible Preferred Stock with the Secretary of State of Nevada on November 13, 2020, which was amended and restated by an amended and restated certificate of designation of its Series B Convertible Preferred Stock, filed with the Secretary of State of Nevada on January 8, 2021 (as amended and restated, the “Series B designation”). The Series B designation designated 10,000,000 shares of Series B Preferred Stock, $0.00001 par value per share (“Series B Preferred Stock”). The Series B Preferred Stock has the following rights:

Dividend Rights. The Series B Preferred Stock does not accrue dividends.

Liquidation Preference. The Series B designation provides that the Series B Preferred Stock has a liquidation preference which is (a) pari passu with respect to the Company’s common stock and Series C Preferred Stock; and (b) junior to all current and future senior indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence of any such action, pay the holders of the Series B Preferred Stock, pari passu with the holders of the Series C Preferred Stock and common stock, an amount equal to $0.9272121 per share, or $9,272,121 in aggregate.

Conversion Rights. Each share of Series B Preferred Stock is automatically convertible on the Approval Date (defined below), into 0.74177 shares of common stock. For the purposes of the following sentence:

●	“Approval Date” means the later of (a) the fifth business day after the approval by Monaker’s stockholders of the Axion share issuance proposal; (b) the business day that the Company has affected a reverse stock split of its outstanding common stock subsequent to the approval by Monaker’s stockholders of the Axion share issuance proposal, to the extent such reverse stock split is deemed necessary by a Majority In Interest (defined below); (c) the date that NASDAQ has approved the continued listing of the Company’s common stock on NASDAQ following the closing; and (d) the closing.
●	“Majority In Interest” means holders holding a majority of the then aggregate shares of Series B Preferred Stock issued and outstanding or the majority of the then aggregate shares of Series C Preferred Stock issued and outstanding, depending on which class of preferred stock holders are approving such matter.

Additionally, the maximum number of shares of common stock to be issued in connection with the conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), cannot exceed such number of shares of common stock that would violate applicable listing rules of NASDAQ in the event the Company’s stockholders do not approve the issuance of the common stock issuable in connection with such conversion.

Voting Rights. The Series B Preferred Stock have no voting rights on general matters to come before the stockholders of the Company; however, the Company is prohibited from undertaking any of the following actions without the approval of a Majority In Interest:

(a)       Increasing or decreasing (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b)       Re-issuing any shares of Series B Preferred Stock converted pursuant to the terms of the Series B designation;

(c)       Effecting an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock;

(d)       Effecting an exchange, or creating a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

(e)       Issuing any shares of Series B Preferred Stock other than pursuant to the Axion exchange agreement;

(f)       Altering or changing the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amending or waiving any provision of the Company’s articles of incorporation or bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock in any material respect as compared to holders of other series of shares.

Redemption Rights. The Series B Preferred Stock does not have any redemption rights.

Series C Convertible Preferred Stock

In connection with the Axion exchange agreement, Monaker filed a certificate of designation of its Series C Convertible Preferred Stock with the Secretary of State of Nevada on November 13, 2020 (the “Series C designation”). The Series C designation, which was approved by the Board of Directors of the Company on November 12, 2020, designates 3,828,500 shares of Series C Preferred Stock, $0.00001 par value per share of the Company (“Series C Preferred Stock”). The Series C Preferred Stock has the following rights:

Dividend Rights. The Series C Preferred Stock does not accrue dividends.

Liquidation Preference. The Series C designation provides that the Series C Preferred Stock has a liquidation preference which is (a) pari passu with respect to the Company’s common stock and Series B Preferred Stock; and (b) junior to all current and future senior indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence any such action, pay the holders of the Series C Preferred Stock, pari passu with the holders of the Series B Preferred Stock and common stock, an amount equal to $2.00 per share, or $7,657,000 in aggregate.

Conversion Rights. Each share of Series C Preferred Stock is automatically convertible on the Approval Date (defined and described above under “Series B Convertible Preferred Stock”), into one share of common stock (adjustable for stock splits and similar recapitalizations).

Additionally, the maximum number of shares of common stock to be issued in connection with the conversion of all of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series C Preferred Stock and Series B Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), cannot exceed such number of shares of common stock that would violate applicable listing rules of NASDAQ in the event the Company’s stockholders do not approve the issuance of the common stock issuable in connection with such conversion.

Voting Rights. The Series C Preferred Stock have no voting rights on general matters to come before the stockholders of the Company; however, the Company is prohibited from undertaking any of the following actions without the approval of a Majority In Interest:

(a)       Increasing or decreasing (other than by redemption or conversion) the total number of authorized shares of Series C Preferred Stock;

(b)       Re-issuing any shares of Series C Preferred Stock converted pursuant to the terms of the Series C designation;

(c)       Effecting an exchange, reclassification, or cancellation of all or a part of the Series C Preferred Stock;

(d)       Effecting an exchange, or creating a right of exchange, of all or part of the shares of another class of shares into shares of Series C Preferred Stock;

(e)       Issuing any shares of Series C Preferred Stock other than pursuant to the A&R Axion exchange agreement;

(f)       Altering or changing the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amending or waiving any provision of the Company’s articles of incorporation or bylaws relative to the Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock in any material respect as compared to holders of other series of shares.

Redemption Rights. The Series C Preferred Stock does not have any redemption rights.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Colonial Stock Transfer Co, Inc.

NASDAQ Capital Market

Our common stock is listed for quotation on The NASDAQ Capital Market under the symbol “MKGI.”

Anti-Takeover Provisions Under the Nevada Revised Statutes

Certain provisions of Nevada law, and our Articles of Incorporation and our Bylaws (subject, where applicable as described below, our opting out of certain provisions of Nevada law), contain provisions that could make the following transactions more difficult: acquisition of us by means of a tender offer; acquisition of us by means of a proxy contest or otherwise; or removal of our incumbent officers and directors. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in our best interests, including transactions that might result in a premium over the market price for our shares.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms.

Business Combinations

Sections 78.411 to 78.444 of the Nevada revised statues (the “NRS”) prohibit a Nevada corporation from engaging in a “combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its Articles of Incorporation. We have such a provision in our Articles of Incorporation, as amended, pursuant to which we have elected to opt out of Sections 78.411 to 78.444; therefore, these sections do not apply to us.

Control Shares

Nevada law also seeks to impede “unfriendly” corporate takeovers by providing in Sections 78.378 to 78.3793 of the NRS that an “acquiring person” shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person.

A Nevada corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 of the NRS. We have no provision in our Articles of Incorporation pursuant to which we have elected to opt out of Sections 78.378 to 78.3793; therefore, these sections do not apply to us.

Removal of Directors

Section 78.335 of the NRS provides that 2/3rds of the voting power of the issued and outstanding shares of the Company are required to remove a director from office. As such, it may be more difficult for stockholders to remove directors due to the fact the NRS requires greater than majority approval of the stockholders for such removal.

Undesignated Preferred Stock

The ability to authorize undesignated preferred stock pursuant to our Articles of Incorporation, as amended, will make it possible for our board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company.

PRINCIPAL STOCKHOLDERS OF MONAKER

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 26, 2021, the record date, by (i) each executive officer, (ii) each member of our board of directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of February 26, 2021. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

The Company’s Series B Preferred Stock and Series C Preferred Stock is non-voting and as such, the ownership of such preferred stock has not been included in the table below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)		Percent of Common Stock Outstanding (2)
Executive Officers and Directors
William Kerby	766,172	(3)	4.1%
Sirapop “Kent” Taepakdee	27,500		*
Tim Sikora	28,000		*
Donald P. Monaco	1,956,534	(4)	10.6%
Simon Orange	456,649	(5)	2.5%
Pasquale “Pat” LaVecchia	145,982		*
Doug Checkeris	130,000		*
Rupert Duchesne	25,833		*
Robert “Jamie” Mendola, Jr.	495,189		2.5%
Alexandra C. Zubko	22,055		*

All Executive Officers and Directors as a Group (10 persons)	4,053,914		21.6%

5% Stockholders

IDS, Inc. (6)	1,968,000		10.5%

* Less than 1%.

(1)	Includes options, warrants and convertible securities exercisable or convertible for common stock within 60 days of February 26, 2021.
(2)	Based on 18,765,839 shares of common stock outstanding as of February 26, 2021.
(3)	William Kerby holds 670,872 shares of common stock and warrants to purchase 15,300 shares of common stock of the Company individually. Mr. Kerby is deemed to own 80,000 shares held by In-Room Retail Systems, LLC, which entity he owns.

(4)	Donald P. Monaco beneficially owns (i) 934,224 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 822,302 shares are beneficially owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also individually owns 200,008 shares of common stock of the Company. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.
(5)	Simon Orange holds 209,542 shares of common stock individually. Mr. Orange is deemed to own 186,557 shares of common stock and warrants to purchase 60,550 shares of common stock of the Company held by Charcoal Investment LTD, which entity he owns.
(6)	Address: 21781 Ventura Blvd Ste. 231, Woodland Hills, California 91634. The shares held in the name of IDS, Inc. are beneficially owned by Ari Daniels, the Chief Executive Officer of IDS, Inc. (“IDS”). Based on information reported on Schedule 13G filed by IDS, Inc. with the SEC on October 3, 2019, which has not been independently verified. On April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Pursuant to the complaint, the Company alleges causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the 1,968,000 shares of common stock disclosed above to the Company and preventing such persons from selling or transferring any shares, seeks damages from the defendants, rescission of an Intellectual Property Purchase Agreement (“IP Purchase Agreement”) pursuant to which the shares were issued, attorneys fees and other amounts. The complaint was filed as a result of IDS’s failure to deliver certain intellectual property assets which were acquired by the Company from IDS in August 2019, certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder. The action is still pending as of the date of this proxy statement.

PRINCIPAL STOCKHOLDERS OF HOTPLAY

The following table and the related notes present information on the beneficial ownership of shares of HotPlay’s capital stock as of February 26, 2021 by:

●	each director of HotPlay;

●	each executive officer of HotPlay;

●	all of HotPlay’s current directors and executive officers as a group; and

●	each stockholder known by HotPlay to beneficially own more than five percent of HotPlay’s ordinary shares.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of February 26, 2021. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Nithinan Boonyawattanapisut (1)	84,000	58.3%
J Todd Bonner (1)	84,000	58.3%
Mark Vange	—	—%
Athid Nathawaroon	—	—%
Bhakbhume Tanta-Nanta	—	—%
Jonathan Chen	—	—%
Narumon Arunvaranont	—	—%
Pimsai Chichareon	—	—%
All current executive officers and directors as a group (8 persons)	84,000	58.3%
Five Percent Stockholders
Jwanwat Ahriyavraromp (2)	54,000	41.7%
Pornsinee Chalermrattawongz (2)	54,000	41.7%
Dee Supreme Company Limited (3)	6,000	4.2%

(1) Represents shares held by Red Anchor, which is 30.5% and 28.8% owned by Ms. Boonyawattanapisut (who also serves as a director of HotPlay) and Mr. J. Todd Bonner, respectively, who are lawfully married, and which shares they are deemed to beneficially own.

(2) Represents 12,000 shares held by T&B and 42,000 shares held by Tree Roots which are beneficially owned by Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the directors of the stockholder.

(3) The shares held by Dee Supreme are beneficially owned by Ms. Warunya Punawakul and Mr. Vithit Arparpardh, the directors of the stockholder.

PRINCIPAL STOCKHOLDERS OF COMBINED COMPANY

The following table and the related notes present information on the beneficial ownership of shares of the combined company by:

● each prospective director of the combined company (other than the additional directors to be designated);

● each executive officer of the combined company;

● all of the combined company’s prospective directors (other than the additional directors to be designated) and executive officers as a group; and

● each stockholder known by us to beneficially own more than five percent of the combined company’s common stock on an as-converted basis.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. The number of shares owned, total shares beneficially owned and the percentage of common stock beneficially owned assumes, in each case, the consummation of the HotPlay share exchange and the Axion preferred conversion, for a total of 82,012,039 shares of Monaker common stock to be outstanding immediately following the consummation of the HotPlay share exchange and Axion preferred conversion, including 52,000,000 shares of common stock to be issued to the HotPlay stockholders, 7,417,700 shares of common stock to be issued upon conversion of the Series B Preferred Stock and 3,828,500 shares of common stock to be issued upon conversion of the Series C Preferred Stock, and assumes that there are 18,765,839 shares of common stock of Monaker outstanding immediately prior to the closing. The below table also assumes no changes in the current allocation of shares of Monaker common stock to the HotPlay stockholders upon the closing of the HotPlay exchange agreement. The HotPlay exchange agreement, as amended, allows subsequent transfers of shares of HotPlay between the HotPlay stockholders prior to closing, and/or re-allocations of the Monaker shares issuable to the HotPlay stockholders at the closing, but does not allow for any other persons becoming stockholders of HotPlay, or for more than 52,000,000 total shares of common stock being issued to the HotPlay stockholders at closing.

This table is based on information supplied by each prospective director, officer and principal stockholder of the combined company. The share amounts described below do not take into account the effects of the proposed reverse stock split (see Proposal No. 4, beginning on page 197), provided that such reverse stock split will adjust the ownership of all persons described below proportionately, and will have no effect on the percentage ownership of each stockholder below (except for minimal affects due to rounding). Except as indicated in footnotes to this table, the combined company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of Monaker common stock shown to be beneficially owned by them, based on information provided by such stockholders. Unless otherwise indicated, the address for each prospective director and executive officer of the combined company listed is: 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

.

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
William Kerby	766,172	(1)	* %
Nithinan Boonyawattanapisut	27,213,606	(2)	33.2%
Sirapop “Kent” Taepakdee	27,500		* %
Mark Vange	—		—%
Tim Sikora	28,000		* %
J. Todd Bonner	27,213,606	(2)	33.2%
Athid Nanthawaroon	—		—%
Komson Kaewkham	—		—%
Donald P. Monaco	1,956,534	(3)	2.4%
Simon Orange	456,649	(4)	* %
Stacey Riddell	—		—%

All future executive officers and directors as a group (11 persons)	30,448,461		37.1%

Five Percent Stockholders
Jwanwat Ahriyavraromp (5)	25,500,000		31.1%
Pornsinee Chalermrattawongz (5)	25,500,000		31.1%

*Represents beneficial ownership of less than 1% of the shares of Monaker common stock.

(1) William Kerby holds 670,872 shares of common stock and warrants to purchase 15,300 shares of common stock of the Company individually. Mr. Kerby is deemed to own 80,000 shares held by In-Room Retail Systems, LLC, which entity he owns.

(2) Represents shares held by Red Anchor, which is 30.5% and 28.8% owned by Ms. Boonyawattanapisut (who also serves as a director of HotPlay) and Mr. J. Todd Bonner, respectively, who are lawfully married, and which shares they are deemed to beneficially own.

(3) Donald P. Monaco beneficially owns (i) 934,224 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 822,302 shares are beneficially owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also individually owns 200,008 shares of common stock of the Company. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.

(4) Simon Orange holds 209,542 shares of common stock individually. Mr. Orange is deemed to own 186,557 shares of common stock and warrants to purchase 60,550 shares of common stock of the Company held by Charcoal Investment LTD, which entity he owns.

(5)          Represents 3,533,333 shares held by T&B and 21,966,667 shares held by Tree Roots which are beneficially owned by Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz, the directors of the stockholder.

WHERE YOU CAN FIND MORE INFORMATION

Monaker files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Monaker files at the SEC public reference room in at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Monaker SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at https://www.sec.gov.

Monaker has supplied all information contained in this proxy statement relating to Monaker, and HotPlay has supplied all information contained in this proxy statement relating to HotPlay.

INDEX TO FINANCIAL STATEMENTS

Monaker Group, Inc. Unaudited Financial Statements

Monaker Group, Inc. Audited Financial Statements

HotPlay Enterprise Limited and HotPlay (Thailand) Company Limited Combined Unaudited Financial Statements

Combined Balance Sheet as of November 30, 2020 and August 31, 2020	F-67
Combined Statement of Comprehensive Loss For The Three Months Ended November 30, 2020	F-68
Combined Statement of Changes in Shareholders’ Equity For The Three Months Ended November 30, 2020	F-69
Combined Statement of Cash Flow For The Three Months Ended November 30, 2020	F-70
Notes to the Combined Financial Statements	F-71

HotPlay Enterprise Limited and HotPlay (Thailand) Company Limited Combined Audited Financial Statements

Report of Independent Registered Public Accounting Firm	F-82
Combined Balance Sheet as of August 31, 2020	F-83
Combined Statement of Comprehensive Loss For the Period from March 6, 2020 (Date of Inception) to August 31, 2020	F-84
Combined Statement of Changes in Shareholders’ Equity For the period from March 6, 2020 (Date of inception) to August 31, 2020	F-85
Combined Statement of Cash Flow For the period from March 6, 2020 (Date of inception) to August 31, 2020	F-86
Notes to the Combined Financial Statements	F-87
F-1

Monaker Group, Inc. and Subsidiaries

Consolidated Balance Sheet

	November 30,	February 29,
	2020 (Unaudited)	2020 (Audited)
Assets
Current Assets
Cash	$3,596,130	$162,506
Prepaid expenses and other current assets	786,867	334,995
Investments in unconsolidated affiliates - Short-term	54,886	979,954
Notes receivable, net	37,500	37,500
Other receivable	7,657,024	—
Security deposits	54,786	53,279
Total current assets	12,187,193	1,568,234

Non-current Assets
Investments in unconsolidated affiliates	574,344	1,849,077
Investments in affiliates	9,272,121	—
Website Development costs and intangible assets, net	10,321,343	6,712,547
Fixed Assets, net	28,702	19,664
Operating lease right-of-use asset	15,843	76,762
Total assets	$32,399,546	$10,226,284

Liabilities and Stockholders’ Equity
Current Liabilities
Line of Credit & Notes Payable	$7,709,890	$1,192,716
Accounts payable and accrued expenses	969,233	833,679
Other current liabilities	1,228,253	400,692
Operating lease liability	16,362	76,762
Revolving promissory notes - related party	2,797,592	1,575,000
Total current liabilities	12,721,330	4,078,849

Total liabilities	12,721,330	4,078,849

Commitments and contingencies

Stockholders’ equity
Series A Preferred Stock, $0.01 par value; 3,000,000 authorized; no shares issued and outstanding at November 30, 2020 and February 29, 2020	—	—
Series B Preferred Stock, $0.00001 par value; 10,000,000 authorized; 10,000,000 and 0 shares issued and outstanding at November 30, 2020 and February 29, 2020, respectively	100	—
Series C Preferred Stock, $0.00001 par value; 3,828,500 authorized; 3,828,500 and 0 shares issued and outstanding at November 30, 2020 and February 29, 2020, respectively	38	—
Common stock, $0.00001 par value; 500,000,000 shares authorized; 14,811,089 and 13,069,339 shares issued and outstanding at November 30, 2020 and February 29, 2020, respectively	148	131
Additional paid-in-capital	142,633,694	122,000,201
Accumulated deficit	(122,955,764)	(115,852,897)
Total stockholders’ equity	19,678,216	6,147,435
Total liabilities and stockholders’ equity	$$32,399,546	$10,226,284

The accompanying notes are an integral part of these consolidated financial statements.

F-2

Monaker Group, Inc. and Subsidiaries

Consolidated Statements of Operations (Unaudited)

	For the Three Months ended		For the Nine Months ended
	November 30,	November 30,	November 30,	November 30
	2020	2019	2020	2019

Revenues
Travel and Commission revenues	$5,346	$89,168	$47,765	$358,818
Gross revenues	5,346	89,168	47,765	358,818

Cost of revenues	(9,419)	(87,368)	(43,186)	(298,805)
Gross profit/(loss)	(4,073)	1,800	4,579	60,013

Operating Expenses
General and administrative	549,398	899,925	2,296,529	1,440,656
Salaries and benefits	642,343	453,476	1,665,661	1,185,587
Technology and development	148,839	319,938	464,861	1,298,134
Stock-based compensation	277,508	(149,911)	446,970	440,750
Selling and promotions expense	55,183	44,898	204,363	57,492
Depreciation and Amortization	89,948	73,784	253,254	220,686
Total operating expenses	1,763,219	1,642,110	5,331,638	4,643,305

Operating (Loss)	(1,767,292)	(1,640,310)	(5,327,059)	(4,583,292)

Other Income/(Expense)
Valuation gain/(loss), net	(597,416)	(1,584,877)	(1,241,725)	(3,994,511)
Interest expense	(98,650)	(41,201)	(284,602)	(107,715)
Realized gain/(loss) on sale of Investments in unconsolidated affiliates	(109,915)	—	(594,431)	—
Other Income/(Expense)	229,477	(30,705)	344,950	(22,032)
Total other income/(expense)	(576,504)	(1,656,783)	(1,775,808)	(4,124,258)

Net (Loss)	$(2,343,796)	$(3,297,093)	$(7,102,867)	$(8,707,550)

Weighted average number of common shares outstanding
Basic	14,598,149	12,993,362	13,870,277	11,352,020
Diluted	14,598,149	12,993,362	13,870,277	11,352,020

Basic net loss per share	$(0.16)	$(0.25)	$(0.51)	$(0.77)

Diluted net loss per share	$(0.16)	$(0.25)	$(0.51)	$(0.77)

The accompanying notes are an integral part of these consolidated financial statements.

F-3

Monaker Group, Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Nine months ended November 30, 2020

	Preferred Stock A		Preferred Stock B		Preferred Stock C		Common Stock		Additional Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balances, February 29, 2020	—	$—	—	$—	—	$—	13,069,339	$131	$122,000,201	$(115,852,897)	$6,147,435

Common stock issued for cash	—	$—	—	$—	—	$—	1,000,000	$10	$1,819,990	$—	$1,820,000
Shares issued for stock compensation	—	$—	—	$—	—	$—	203,750	$2	$383,855	$—	$383,857
Shares issued for Investor Relations	—	$—	—	$—	—	$—	290,000	$3	$980,298	$—	$980,301
Shares issued for marketing services	—	$—	—	$—	—	$—	48,000	$1	$92,345	$—	$92,345
Shares issued for business combination	—	$—	—	$—	—	$—	200,000	$2	$427,998	$—	$428,000
Shares issued for Investment in an Affiliate	—	$—	10,000,000	$100	3,828,500	$38	—	$—	$16,929,007	$—	$16,929,145
Net income (loss)	—	$—	—	$—	—	$—	—	$—	$—	$(7,102,867)	$(7,102,867)
Balances, November 30, 2020	—	$—	10,000,000	$100	3,828,500	$38	$14,811,089	$148	$142,633,694	$(122,955,764)	$19,678,216

For the three months ended November 30, 2020

	Preferred Stock A		Preferred Stock B		Preferred Stock C		Common Stock		Additional Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balances, August 31, 2020	—	$—	—	$—	—	$—	14,461,839	$144	$124,724,106	$(120,611,968)	$4,112,283

Common stock issued for cash	—	$—	—	$—	—	$—	—	$—	$—	$—	$—
Shares issued for stock compensation	—	$—	—	$—	—	$—	101,250	$1	$257,295	$—	$257,295
Shares issued for Investor Relations	—	$—	—	$—	—	$—	35,000	$0	$246,643	$—	$246,644
Shares issued for marketing services	—	$—	—	$—	—	$—	13,000	$0	$48,645	$—	$48,645
Shares issued for business combination	—	$—	—	$—	—	$—	200,000	$2	$427,998	$—	$428,000
Shares issued for Investment in an Affiliate	—	$—	10,000,000	$100	3,828,500	$38	—	$—	$16,929,007	$—	$16,929,145
Net income (loss)	—	$—	—	$—	—	$—	—	$—	$—	$(2,343,796)	$(2,343,796)
Balances, November 30, 2020	—	$—	10,000,000	$100	3,828,500	$38	$14,811,089	$148	$142,633,694	$(122,955,764)	$19,678,216

F-4

Monaker Group, Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Nine months ended November 30, 2019

	Preferred Stock A		Preferred Stock B		Preferred Stock C		Common Stock		Additional Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balances, February 28, 2019	—	$—	—	$—	—	$—	9,590,956	$96	$114,265,762	$(106,398,211)	$7,867,647

Common stock issued for cash	—	$—	—	$—	—	$—	1,000,500	$10	1,785,920	—	1,785,930
Warrants Exercised	—	$—	—	$—	—	$—	122,350	$1	275,086	—	275,087
Stock issued for stock compensation	—	$—	—	$—	—	$—	138,228	$1	397,698	—	397,700
Shares issued for Investor Relations	—	$—	—	$—	—	$—	159,000	$2	372,248	—	372,250
Shares issued for Intangible Assets	—	$—	—	$—	—	$—	1,968,000	$20	4,919,980	—	4,920,000
Shares issued for marketing services	—	$—	—	$—	—	$—	15,000	$—	32,400	—	32,400
Shares issued for unearned compensation	—	$—	—	$—	—	$—	12,000	$—	31,800	—	31,800
Warrants expired	—	$—	—	$—	—	$—	—	$—	(254,943)	—	(254,943)
Net income (loss)	—	$—	—	$—	—	$—	—	$—	—	(8,707,550)	(8,707,550)
Balances, November 30, 2019	—	$—	—	$—	—	$—	$13,006,034	$130	$121,825,952	$(115,105,761)	$6,720,321

For the three months ended November 30, 2019

	Preferred Stock A		Preferred Stock B		Preferred Stock C		Common Stock		Additional Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balances, August 31, 2019	—	$—	—	$—	—	$—	12,838,930	$128	$121,464,616	$(111,808,668)	$9,656,076

Common stock issued for cash	—	$—	—	$—	—	$—	—	$—	—	—	—
Warrants Exercised	—	$—	—	$—	—	$—	—	$—	—	—	—
Stock issued for stock compensation	—	$—	—	$—	—	$—	27,916	$1	60,711	—	60,712
Shares issued for Investor Relations	—	$—	—	$—	—	$—	125,000	$1	270,249	—	270,250
Shares cancelled	—	$—	—	$—	—	$—	(12,812)	$—	(33,824)	—	(33,824)
Shares issued for marketing services	—	$—	—	$—	—	$—	15,000	$—	32,400	—	32,400
Shares issued for unearned compensation	—	$—	—	$—	—	$—	12,000	$—	31,800	—	31,800
Warrants Expired	—	$—	—	$—	—	$—	—	$—	—	—	—
Net income (loss)	—	$—	—	$—	—	$—	—	$—	—	(3,297,093)	(3,297,093)
Balances, November 30, 2019	—	$—	—	$—	—	$—	$13,006,034	$130	$121,825,952	$(115,105,761)	$6,720,321

The accompanying notes are an integral part of these consolidated financial statements.

F-5

Monaker Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended
	November 30, 2020	November 30, 2019
Cash flows from operating activities:
Net loss	$(7,102,867)	$(8,707,550)

Adjustments to reconcile net loss to net cash (used in) from operating activities:
Amortization and depreciation	253,254	220,686
Stock based compensation and consulting fees	1,405,203	142,756
Unrealized (gain) loss on marketable securities	1,836,156	—
Valuation loss, net	—	5,386,289
Shares issued for intangible assets	—	4,920,000
Shares issued for services	—	372,250
Changes in operating assets and liabilities:
Increase/(Decrease) in prepaid expenses and other current assets	(104,078)	(263,719)
(Decrease)/Increase in accounts payable and accrued expenses	135,554	22,472
(Decrease)/Increase in other current liabilities	773,220	426,713

Net cash provided by (used in) operating activities	$(2,803,558)	$2,519,897

Cash flows from investing activities:
Payment related to Intangible assets	(823,357)	(4,981,622)
Purchase of furniture, fixture, and equipment	(11,500)	(14,000)
Payment related to website development costs	(501,372)	(183)
Payment for business combination	(2,100,000)	—
Proceeds from sale of investment in unconsolidated affiliate	113,645	—

Net cash (used in) investing activities	$(3,322,584))	$(4,995,805)

Cash flows from financing activities:
Proceeds from issuance of common stock	1,820,000	1,785,930
Proceeds from exercise of warrants	—	275,087
Proceeds from shareholder loans	—	175,000
Proceeds from promissory notes	4,765,000	350,000
Payment on promissory notes	(747,826)	—
Payment on promissory notes - related party	(367,408)	—
Proceeds from promissory notes - related party	4,090,000	—

Net cash provided by financing activities	$9,559,766	$2,586,017

Net increase in cash	$3,433,624	$110,109

Cash at beginning of period	$162,506	$32,979

Cash at end of period	$3,596,130	$143,088

Supplemental disclosure:
Cash paid for interest	$284,602	$107,715

Supplemental disclosure of non-cash investing and financing activity:

Shares issued for investment in an affiliate	$17,357,145	—

The accompanying notes are an integral part of these consolidated financial statements.

F-6

Monaker Group, Inc. and Subsidiaries

Notes to the Consolidated Financial Statements (Unaudited)

Note 1 – Summary of Business Operations and Significant Accounting Policies

Nature of Operations and Business Organization

Monaker Group, Inc. and its subsidiaries (“Monaker”, “we”, “our”, “us”, or “Company”) is an innovative technology company that is building next generation solutions to power the travel, gaming, and cryptocurrency industries. We believe the most promising part of the business plan for our travel operations is the incorporation of Monaker’s proprietary Booking Engine and sizeable alternative lodging rental (ALR) properties into well-established marketplaces (i.e., a business-to-business (B2B) model) thereby facilitating easy access of alternative lodging rentals inventory to contracted global distributor partners.

The Company’s travel operation serves three major constituents: (1) property managers, (2) travelers, and (3) other travel/lodging distributors. Property managers integrate their detailed property listings into the Monaker Booking Engine with the goal of reaching a broad audience of travelers seeking ALRs, through distribution channels they could not access otherwise.

The Company’s planned gaming and cryptocurrency operations are expected to provide fully regulated and licensed (through the Thai Securities and Exchange Commission) digital asset financing, and investment services for digital assets. This innovative business model opens the door for new digital currency financing mechanisms and new digital investment products. Monaker has plans to use this innovative technology and digital asset capabilities to create regulated cryptocurrencies designed to allow consumers to invest in unique revenue streams in wholesale travel, real estate homes and hotels, gaming assets and digital advertising – as well as potential token and loyalty program opportunities complementary to Monaker’s planned gaming (in connection with the acquisition of HotPlay Enterprise Limited, assuming such acquisition is completed, as discussed below) and current travel businesses.

Interim Financial Statements

These unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for interim financial information and with the instructions to Form 10-Q and Regulation S-X. Accordingly, the consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and such adjustments are of a normal recurring nature. These consolidated financial statements should be read in conjunction with the financial statements for the fiscal year ended February 29, 2020 and notes thereto and other pertinent information contained in the Form 10-K the Company has filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2020.

The results of operations for the nine months ended November 30, 2020, are not necessarily indicative of the results to be expected for the full fiscal year ending February 28, 2021.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material inter-company transactions and accounts have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. These differences could have a material effect on the Company’s future results of operations and financial position. Significant items subject to estimates and assumptions include the fair value of investments, the carrying amounts of intangible assets, depreciation and amortization, the valuation of stock options, and deferred income taxes.

Cash and Cash Equivalents

For purposes of balance sheet presentation and reporting of cash flows, the Company considers all unrestricted demand deposits, money market funds and highly liquid debt instruments with an original maturity of less than 90 days to be cash and cash equivalents. The Company had no cash equivalents at November 30, 2020 and February 29, 2020.

Website Development Costs

The Company accounts for website development costs in accordance with Accounting Standards Codification (ASC) 350-50 “Website Development Costs”. Accordingly, all costs incurred in the planning stage are expensed as incurred, costs incurred in the website application and infrastructure development stage that meet specific criteria are capitalized and costs incurred in the day-to-day operation of the website are expensed as incurred. All costs associated with the websites are subject to straight-line amortization over a three-year period.

Software Development Costs

The Company capitalizes internal software development costs after establishing technological feasibility of a software application in accordance with guidelines established by “ASC 985-20-25” Accounting for the Costs of Software to Be Sold, Leased, or Otherwise Marketed, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

Business Combination

The acquisition of Longroot, Inc. was accounted for using the acquisition method of accounting in accordance with ASC 805, Business Combinations (“ASC 805”). ASC 805 requires, among other things, that assets acquired, and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the closing date. ASC 805 establishes a measurement period to provide the Company with a reasonable amount of time to obtain the information necessary to identify and measure various items in a business combination and cannot extend beyond one year from the acquisition date.

F-7

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1.	Significant underperformance compared to historical or projected future operating results;

2.	Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and

3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives. The Company incurred amortization expense of $248,980 and $220,353 during the nine months ended November 30, 2020 and 2019, respectively.

Convertible Debt Instruments

The Company records debt net of debt discount for beneficial conversion features and warrants, on a relative fair value basis. Beneficial conversion features are recorded pursuant to the Beneficial Conversion and Debt Topics of the Financial Accounting Standards Board (FASB) Accounting Standards Codification. The amounts allocated to warrants and beneficial conversion rights are recorded as debt discount and as additional paid-in-capital. Debt discount is amortized to interest expense over the life of the debt.

Reclassification

Certain prior period amounts have been reclassified to conform with the current period presentation. The reclassification has no impact on the total assets, total liabilities, stockholders’ equity, and net loss for the period.

Earnings per Share

Basic earnings per share are computed by dividing net income or loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share are computed by dividing net income (loss) by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period.

Revenue Recognition

We recognize revenue when the customer has purchased the product, the occurrence of the earlier of date of travel or the date of cancellation has expired, the sales price is fixed or determinable and collectability is reasonably assured.

Revenue for customer travel packages purchased directly from the Company are recorded gross (the amount paid to the Company by the customer is shown as revenue and the cost of providing the respective travel package is recorded to cost of revenues).

We generate our revenues from sales directly to customers as well as through other distribution channels of tours and activities at destinations throughout the world. We also generate revenue from commissions on bookings and sales of ancillary products and services.

Payments for tours or activities received in advance of services being rendered are recorded as deferred revenue and recognized as revenue at the earlier of the date of travel or the last date of cancellation (i.e., the customer’s refund privileges lapse).

Cost of Revenue

Cost of revenue consists of cost of the tours and activities, commissions and merchant fees charged by credit card processors.

Selling and Promotions Expense

Selling and promotion expenses consist primarily of advertising and promotional expenses, expenses related to our participation in industry conferences, and public relations expenses.

F-8

Warrant Modifications

The Company treats a modification of the terms or conditions of an equity award in accordance with ASC Topic 718-20-35-3 by treating the modification as an exchange of the original award for a new award. In substance, the entity repurchases the original instrument by issuing a new instrument of equal or greater value, incurring additional compensation cost for any incremental value. Incremental compensation cost shall be measured as the excess, if any, of the fair value of the modified award determined in accordance with the provisions of this Topic over the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date.

Fair Value of Financial Instruments

The Company has adopted the provisions of ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements, but it does provide guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs).

The hierarchy consists of three levels:

●	Level 1 - Quoted prices in active markets for identical assets or liabilities.

●	Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets of liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company uses Level 3 inputs for its valuation methodology for the warrant derivative liabilities and embedded conversion option liabilities.

Financial instruments consist principally of cash, accounts receivable, prepaid expenses, notes receivable, net, accounts payable, accrued liabilities, notes payable, related parties, line of credit and certain other current liabilities. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments.

Going Concern

As of November 30, 2020, and February 29, 2020, the Company had an accumulated deficit of $122,955,764 and $115,852,897, respectively. The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.

We have very limited financial resources. We currently have a monthly cash requirement of approximately $525,000.

We will need to raise substantial additional capital to support the on-going operation and increased market penetration of our products including the development of national advertising relationships and increases in operating costs resulting from additional staff and office space until such time as we generate revenues sufficient to support current operations. We believe that in the aggregate, we could require several millions of dollars to support and expand the marketing and development of our travel products, repay debt obligations, provide capital expenditures for additional equipment and development costs, payment obligations, office space and systems for managing the business, and cover other operating costs until our planned revenue streams from travel products are fully implemented and begin to offset our operating costs. We anticipate obtaining a portion of such funds from HotPlay (defined below), pursuant to the terms of HotPlay Exchange Agreement (defined below), and in the event the HotPlay Exchange Agreement closes. Our failure to close the HotPlay Share Exchange or obtain additional capital to finance our working capital needs on acceptable terms, or at all, will negatively impact our business, financial condition and liquidity. As of November 30, 2020, we had $12,721,330 of current liabilities. We currently do not have the resources to satisfy these obligations, and our inability to do so could have a material adverse effect on our business and ability to continue as a going concern.

On July 23, 2020, we entered into (a) a Share Exchange Agreement with HotPlay Enterprise Limited (“HotPlay” and such share exchange agreement, as amended from time to time, the “HotPlay Exchange Agreement”) and the stockholders of HotPlay (the “HotPlay Stockholders” and the transactions contemplated by the HotPlay Exchange Agreement, the “HotPlay Share Exchange”); and (b) a Share Exchange Agreement with certain stockholders holding shares of Axion Ventures, Inc. (“Axion”, the “Axion Stockholders” and as amended and restated from time to time, the “Axion Exchange Agreement” and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements”) and certain debt holders holding debt of Axion (the “Axion Creditors” and the transactions contemplated by the Axion Exchange Agreement, the “Axion Share Exchange”, and together with the HotPlay Share Exchange, the “Share Exchanges”).

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders have agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 67.87% of the Company’s post-closing capitalization (defined below) (the “HotPlay percentage” and the “HotPlay shares”). The Company’s “post-closing capitalization” is equal to the total number of shares of common stock issued and outstanding following the completion of the HotPlay Exchange Agreement and Axion Preferred Conversion (defined below) and calculated by dividing the total number of shares of the Company’s common stock outstanding immediately prior to the closing of the HotPlay Exchange Agreement (the “Closing”), by 17.45%, and rounding such number up to the nearest whole share. The post-closing capitalization does not take into account options, warrants or other convertible securities of Monaker outstanding at the Closing.

F-9

Pursuant to the Axion Exchange Agreement, which closed on November 16, 2020, (a) the Axion Stockholders (including Cern One Limited (“Cern One”)), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of newly designated shares of Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, into 14.68% of the post-closing capitalization (the “Axion percentage”), less the number of shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock (defined below) and the exercise of the Creditor Warrants (defined below); and (b) the Axion Creditors exchanged debt of Axion in the aggregate amount of $7,657,024 (the “Axion Debt”), for (i) 3,828,500 shares of newly designated shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, on a one-for-one basis; and (ii) a warrant, granted to Cern One, to purchase 1,914,250 shares of the Company’s common at an exercise price of $2.00 (the “Creditor Warrants”), which is only exercisable upon the occurrence of certain events, including the approval of such issuance by the stockholders of the Company. The Creditor Warrants vest on the later of (a) the date the Series B Preferred Stock and Series C Preferred Stock convert into common stock and the earlier of (i) the date the Axion Debt is fully repaid by Axion or (ii) the date that the Company obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the Creditor Warrants will terminate. The conversion of the Series B Preferred Stock and Series C Preferred Stock pursuant to their terms upon the closing of the HotPlay Share Exchange is defined herein as the “Axion Preferred Conversion”.

Also, on November 16, 2020, the Company acquired 100% of Longroot, Inc., a Delaware corporation (“Longroot”), which in turn owned 57% of Longroot Limited, a Cayman Islands company (“Longroot Cayman”). Longroot Cayman owned 49% of the outstanding shares (100% of the ordinary shares) of Longroot Holding (Thailand) Company Limited (“Longroot Thailand”), provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

The acquisition was made pursuant to the November 2, 2020 Stock Purchase Agreement (the “SPA”) entered into with Dr. Jason Morton (“Morton”), and for certain limited purposes set forth therein, Longroot. Pursuant to the SPA, the Company purchased, 100% of Longroot, in consideration for (a) $1,700,000 in cash; and (b) 200,000 shares of restricted common stock. A total of $100,000 was paid as a non-refundable deposit towards the purchase of Longroot on October 15, 2020, and a total of $700,000 was paid at the closing on November 16, 2020, along with the issuance of the shares. Additionally, prior to the closing, the Company advanced a separate $400,000 to Longroot which was used for working capital prior to closing which brought the purchase price to a total of $2.2 million. The remaining $900,000 owed to Morton pursuant to the terms of the SPA (the “Remaining Cash Payments”) is payable in three installments of $300,000 each, due on or prior to (i) December 16, 2020 (30 days after the closing), which amount has been paid in full; (ii) March 16, 2021 (120 days after the closing); and (iii) April 15, 2021 (150 days after the closing), of which $150,000 was paid on December 11, 2020. Pursuant to the SPA, Morton has the option to elect to receive any or all the Remaining Cash Payments in shares of common stock of the Company, with such number of shares issuable based on a Company stock price of $3.00 per share.

A total of 22.9% of Longroot Cayman is owned by True Axion Interactive Ltd., of which Axion holds a 60% interest. Monaker currently owns approximately 33.85% of Axion’s shares.

Longroot Thailand is an Initial Coin Offering (ICO) portal operator authorized and regulated under Thai Digital Asset Business Law and licensed by the Thai Securities and Exchange Commission. Longroot Thailand provides fully regulated and licensed digital assets financing, and investment services for digital assets. Monaker, as a majority stakeholder in Longroot Thailand, is planning to use the technology and digital asset capabilities to create cryptocurrencies regulated under Thai law, designed to allow consumers to invest in unique revenue streams in wholesale travel, real estate homes and hotels, gaming assets and digital advertising – as well as potential token and loyalty program opportunities complementary to Monaker’s gaming and travel businesses.

Our current plan is to close the transactions contemplated by the HotPlay Share Exchange. We currently operate in the travel and cryptocurrency industries. Upon the completion of the HotPlay Exchange Agreement, the Company plans to transition its operations to those of a travel, cryptocurrency, and an in-game advertising company. During the period until the Closing of the HotPlay Exchange Agreement, and in the event the HotPlay Exchange Agreement is not consummated, the Company intends to continue to actively operate in the travel and cryptocurrency industries.

Management’s plans with regard to this going concern are as follows: the Company plans to work towards closing the HotPlay share exchange, which is subject to certain closing conditions and other requirements, will continue to raise funds with third parties by way of public or private offerings (similar to the December 2020 underwritten offering discussed below under “Note 10 - Subsequent Events”) and seek to obtain advances from HotPlay pursuant to the HotPlay Convertible Notes, discussed below under “Note 5 – Line of Credit and Notes Payable — HotPlay Convertible Notes” the Company is working aggressively to increase the viewership of its products by promoting it across other mediums which the Company hopes will result in higher revenues. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan and generate greater revenues. Management believes that the actions presently being taken to further implement its business plan and generate additional revenues provide the opportunity for the Company to continue as a going concern.

F-10

Although we currently cannot predict the full impact of the COVID-19 pandemic on our fourth quarter fiscal 2021 financial results relating to our operations, or for the year ended February 28, 2021, we anticipate a significant decrease in year-over-year revenue (similar to the decrease in quarter-over-quarter revenue we experienced during the quarters ended May 31, 2020, August 31, 2020 and November 30, 2020), which decreases we currently expect to continue into fiscal 2022 and possibly beyond. However, the ultimate extent of the COVID-19 pandemic and its impact on global travel and overall economic activity is unknown and impossible to predict currently.

Separately, our capital requirements may increase in the near term and long-term due to the impact of the COVID-19 pandemic, the resulting reduced demand for travel services, the increases in cancellations and re-bookings, and the extent to which such pandemic may further impact the ability of our customers to fulfill their payment obligations.

Practical Expedients and Exemptions

The Company does not disclose the value of unsatisfied performance obligations since its contracts generally have an original expected term of one year or less and the Company recognizes revenues at the amount to which it has the right to invoice for services performed.

The Company applies a practical expedient, as permitted within ASC 340, to expense as incurred the incremental costs to obtain a contract when the amortization period of the asset that would have otherwise been recognized is one year or less.

Leases

The Company utilizes operating leases for its offices. The Company determines if an arrangement is a lease at inception. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s contractual obligation to make lease payments under the lease. Operating leases are included in operating lease right-to-use assets, non-current, and operating lease liabilities current and non-current captions in the consolidated balance sheets.

Operating lease right-to-use assets and liabilities are recognized on the commencement date based on the present value of lease payments over the lease term. Lease agreements may contain periods of free rent or reduced rent, predetermined fixed increases in the minimum rent and renewal or termination options, all impacting the determination of the lease term and lease payments to be used in calculating the lease liability. Lease cost is recognized on a straight-line basis over the lease term. The Company uses the implicit rate in the lease when determinable. As most of the Company’s leases do not have a determinable implicit rate, the Company uses a derived incremental borrowing rate based on borrowing options under its credit agreement. The Company applies a spread over treasury rates for the indicated term of the lease based on the information available on the commencement date of the lease.

Recent Accounting Policies Adopted

Leases. In February 2016, the FASB issued new guidance related to accounting and reporting guidelines for leasing arrangements [Accounting Standards Update No. 2016-02, Leases (Topic 842) (the Update)]. The new guidance requires entities that lease assets to recognize assets and liabilities on the balance sheet related to the rights and obligations created by those leases regardless of whether they are classified as finance or operating leases. Consistent with current guidance, the recognition, measurement, and presentation of expenses and cash flows arising from a lease primarily will depend on its classification as a finance or operating lease. The guidance also requires new disclosures to help financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases. This guidance is effective for annual and interim reporting periods beginning after December 15, 2018. Early adoption is permitted and should be applied using a modified retrospective approach. We adopted this new guidance as of March 1, 2019.

The key difference between the previous guidance and the Update is the recognition of a right-to-use asset and lease liability on the statement of financial position for those leases previously classified as operating leases under the old guidance. Implementation of the Update will primarily impact the statement of financial position. It does not include provisions that would significantly impact the statements of operations or cash flows.

The Company’s leases are classified as operating leases. Therefore, the operating right-to-use asset and operating lease liability were recorded on the balance sheet. There is no impact to retained earnings upon adoption. Our monthly rent payment is recorded as an expense on the straight-line basis on the statement of operations.

Measurement of Credit Losses on Financial Instruments. In June 2016, the FASB issued new guidance on the measurement of credit losses for financial assets measured at amortized cost, which includes accounts receivable, and available-for-sale debt securities. The new guidance replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. This update is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. Early adoption is permitted for annual periods beginning after December 15, 2018, including interim periods within those annual periods. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Recent Accounting Pronouncements Not Yet Adopted

In December 2019, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (ASU 2019-12), which simplifies the accounting for income taxes. This guidance will be effective for entities for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a prospective basis, with early adoption permitted. We will adopt the new standard effective March 1, 2021 and do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

F-11

In January 2020, the FASB issued Accounting Standards Update No. 2020-01, Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (ASU 2020-01), which clarifies the interaction of the accounting for equity securities under Topic 321, the accounting for equity method investments in Topic 323, and the accounting for certain forward contracts and purchased options in Topic 815. This guidance will be effective for entities for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a prospective basis, with early adoption permitted. We are currently evaluating the impact of the new guidance.

Note 2 – Notes Receivable and Other Receivable

Current

$230,000 Promissory Note from Bettwork Industries Inc.

On October 10, 2018, we entered into a Promissory Note with Bettwork Industries Inc. (“Bettwork”), a related party, in the amount of $200,000 which was amended and superseded by an Amended Promissory Note dated October 19, 2018, in the amount of $230,000 (the “Bettwork Note”). The Bettwork Note bears interest at 12% per year and matured on February 28, 2019. All interest and the principal balance are due and payable on the maturity date. The Bettwork Note includes a “Default Rate” of eighteen percent (18.0%) per annum and is secured by all of the outstanding preferred stock shares held by the Chairman of the Board of Directors of Bettwork (which provide for super-majority voting rights) and Bettwork is precluded from issuing additional shares of common stock or preferred stock without consent from Monaker. In November 2018, a payment of $40,000 was received and the outstanding principal balance of the Bettwork Note as of November 30, 2020 and February 29, 2020 is $190,000 and $190,000, respectively. An allowance for bad debt of $190,000 (i.e., 100%) was reserved against the Bettwork Note as of November 30, 2020 and February 29, 2020; this amount was recognized as a bad debt expense and is included in general and administrative expenses.

On March 12, 2019, and effective on February 28, 2019, we and Bettwork entered into a First Amendment to Amended Promissory Note (the “Note Amendment”), which amended the Bettwork Note to: (a) extend the maturity date thereof from February 28, 2019 to August 31, 2019; (b) provide Monaker the right to convert the principal and accrued interest owed under the Bettwork Note into common stock of Bettwork at a conversion price of $0.75 per share (as equitably adjusted for stock splits and recapitalizations); and (c) provide that Bettwork is required to provide Monaker at least 10 days written notice before any prepayment of the Bettwork Note. The Note Amendment also included a beneficial ownership limit, prohibiting Monaker from converting the Bettwork Note, if doing so would result in Monaker (together with its affiliates and/or any persons acting as a group together with Monaker) beneficially owning more than 19.99% of Bettwork’s outstanding common stock after giving effect to such conversion, provided that, at the election of Monaker and with at least 61 days’ written notice to Bettwork, such beneficial ownership limitation may be decreased (but not increased) to whatever percentage Monaker may determine. The Bettwork Note had a balance of $190,000 at the time of the parties’ entry into the Note Amendment. Interest and principal had been paid through the date of the original maturity (in the amount of $40,000 of principal and $9,255 of interest as of February 28, 2019) and this Note Amendment is an extension to pay the principal, under the same terms and conditions as the Bettwork Note.

On October 10, 2019, and effective on August 31, 2019, we and Bettwork entered into the Second Amendment to Amended Promissory Note to extend the maturity date thereof from August 31, 2019 to February 29, 2020. All terms of the Bettwork Note remained unchanged. The Bettwork Note is currently in default.

$37,500 Promissory Note from Crystal Falls Investments LLC.

On January 13, 2020, we entered into a Promissory Note with Crystal Falls Investments LLC. (“Crystal” and the “Crystal Note”), a related party, in the amount of $37,500. The Crystal Note bears interest at 12% per year and matured on April 14, 2020. On April 16, 2020 and effective April 14, 2020, a first amendment to the Crystal Note was entered into extend the maturity date to August 14, 2020. All interest and the principal under the Crystal Note are due and payable on the maturity date. The Crystal Note includes a “Default Rate” of eighteen percent (18.0%) per annum and is secured by 2,000,000 shares of Bettwork’s common stock currently held in escrow. The Company has the right to elect at maturity of the Crystal Note to either take payment of the amount due (i) in cash, or (ii) pledged shares, or any combination of cash and shares. The outstanding principal balance of the Crystal Note as of November 30, 2020 and February 29, 2020 is $37,500 and $37,500, respectively.

On September 15, 2020, and effective August 14, 2020, a second amendment to the Crystal Note was entered into between us and Crystal Falls, to extend the maturity date of the Crystal Note to February 14, 2021. All other terms of the Crystal Note remain unchanged.

Other Receivable

The Other Receivable of $7,657,024 as of November 30, 2020, represents the acquired Axion debt which was acquired on November 16, 2020, as described in greater detail in “Note 1 – Summary of Business Operations and Significant Accounting Policies”, under “Going Concern”. Pursuant to the Axion Exchange Agreement, which closed on November 16, 2020, the Axion Creditors exchanged debt of Axion in the aggregate amount of $7,657,024, for (i) 3,828,500 shares of newly designated shares of Series C Convertible Preferred Stock of the Company, which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, on a one-for-one basis; and (ii) a warrant, granted to Cern One, to purchase 1,914,250 shares of the Company’s common, which is only exercisable upon the occurrence of certain events, including the approval of such issuance by the stockholders of the Company. The Creditor Warrants vest on the later of (a) the date the Series B Preferred Stock and Series C Preferred Stock convert into common stock and the earlier of (i) the date the Axion Debt is fully repaid by Axion or (ii) the date that the Company obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the Creditor Warrants will terminate.

Non-current

Conversion of $1,600,000 Promissory Note Into 2,133,333 Common Stock Shares of Bettwork Industries Inc.

On November 21, 2017, we entered into a Purchase Agreement and an addendum thereto (the “Purchase Addendum”) with A-Tech LLC (“A-Tech”) on behalf of its wholly-owned subsidiary Parula Village Ltd. (“Parula”) whereby we purchased from A-Tech, through Parula, ownership of 12 parcels of land on Long Caye, Lighthouse Reef, Belize (the “Property”) for 240,000 shares of restricted common stock valued at a total of $1,500,000. As part of the same consideration, A-Tech agreed to construct 12 vacation rental residences on the Property within 270 days of closing of the transaction (the “Construction Obligation”); and the agreement provided that if the vacation rental residences were not completed within the 270 days, Monaker would cancel 12,000 shares, valued at $75,000 (of the previously issued 240,000 shares of restricted common stock) for each residence not completed. Additionally, in the event the average closing price of Monaker’s common stock for the 10 trading days prior to the 90th day after the closing of the transaction was less than $6.25 per share, Monaker was required to issue additional shares of restricted common stock such that the value of the shares issued to A-Tech totaled $1.5 million. On February 20, 2018 (the first business day following the 90th day after the closing), Monaker issued an additional 66,632 shares of common stock valued at $4.80 per share, for a total of $319,834, to meet the 90-day look-back provision for a guaranteed purchase price of $1.5 million. Bettwork and A-Tech share a common principal.

F-12

On May 31, 2018, Monaker and Bettwork entered into an agreement whereby Bettwork acquired the ‘right to own’ the Property from the Company in consideration for a Secured Convertible Promissory Note in the amount of $1.6 million (the “Secured Note”). The amount owed under the Secured Note accrues interest at a fluctuating interest rate, based on the prime rate, and is due and payable on May 31, 2020. The repayment of the Secured Note is secured by a first priority security interest in the ‘right to own’ and after the exercise thereof, the Property. Bettwork may prepay the Secured Note at any time, subject to its obligation to provide the Company 15 days prior written notice prior to any prepayment. The Secured Note was convertible into shares of Bettwork’s common stock, at our option, subject to a 9.99% beneficial ownership limitation. The conversion price of the Secured Note was $1.00 per share, unless, prior to the Secured Note being paid in full, Bettwork completed a capital raise or acquisition and issued common stock or common stock equivalents (including, but not limited to convertible securities) with a price per share (as determined in our reasonable discretion) less than the Conversion Price then in effect (each a “Transaction”), at which time the Conversion Price was to be adjusted to match such lower pricing structure associated with the Transaction (provided such repricing shall continue to apply to subsequent Transactions which occur prior to the Secured Note being paid in full as well). On July 2, 2018, this promissory note was exchanged for 2,133,333 shares of Bettwork’s common stock at $0.75 per share. The outstanding principal balance of the Secured Note as of November 30, and February 29, 2020 is $0. A deferred gain liability of $1.6 million had been reserved against the Secured Note on May 31, 2018. Upon the exchange of the note for common stock shares of Bettwork, on July 2, 2018, the deferred gain liability reserve of $1.6 million was reversed and recognized in net income as other income, gain on sales of assets for the quarter ended August 31, 2018. Bettwork’s common stock was quoted on the OTC Pink market under the symbol “BETW”.

Conversion of $2,900,000 Promissory Note Into 3,866,667 Common Stock Shares of Bettwork Industries Inc.

Effective on August 31, 2017, we entered into a Purchase Agreement (the “Purchase Agreement”) with Bettwork. Pursuant to the Purchase Agreement, we sold Bettwork:

(a)	Our 71.5% membership interest in Voyages North America, LLC, a Delaware limited liability company (“Voyages”), including the voyage.tv website and 16,000 hours of destination and promotional videos;

(b)	Our 10% ownership in Launch360 Media, Inc., a Nevada corporation (“Launch360”);

(c)	Rights to broadcast television commercials for 60 minutes every day on R&R TV network stations which rights remain in place until the earlier of (i) the date the shares of Launch360 are no longer held by Bettwork; and (ii) the date that Launch360 no longer has rights to broadcast television commercials on R&R TV network stations, for whatever reason; and

(d)	Our Technology Platform for Home & Away Club and supporting I.C.E. partnership (collectively (a) through (d), the “Assets”).

Bettwork agreed to pay $2.9 million for the assets, payable in the form of a Secured Convertible Promissory Note (the “$2.9 Million Secured Note”). The amount owed under the $2.9 Million Secured Note accrues interest at the rate of (a) six percent per annum until the end of the last day of the month in which the sale occurred; and (b) the greater of (i) six percent per annum and (ii) the prime rate plus 3 3/4% per annum, thereafter through maturity, which maturity date was August 31, 2020, provided that the interest rate increases to twelve percent upon the occurrence of an event of default.

Bettwork may prepay the $2.9 Million Secured Note at any time, subject to its obligation to provide us 15 days prior written notice prior to any prepayment. The $2.9 Million Secured Note is convertible into shares of Bettwork’s common stock, at our option, subject to a 4.99% beneficial ownership limitation (which may be waived by us with at least 61 days prior written notice). The conversion price of the $2.9 Million Secured Note is $1.00 per share (the “Conversion Price”), unless, prior to the $2.9 Million Secured Note being paid in full, Bettwork completes a capital raise or acquisition and issues common stock or common stock equivalents (including, but not limited to convertible securities) with a price per share (as determined in our reasonable discretion) less than the Conversion Price then in effect (each a “Transaction”), at which time the Conversion Price will be adjusted to match such lower pricing structure associated with the Transaction (provided such repricing shall continue to apply to subsequent Transactions which occur prior to the Secured Note being paid in full as well). On July 2, 2018, this promissory note was exchanged for 3,866,667 shares of Bettwork’s common stock at $0.75 per share. The outstanding principal balance of the $2.9 Million Secured Note as of November 30, 2020 and February 29, 2020 is $0, and an allowance of $2,900,000 (i.e., 100%) had been reserved against the $2.9 Million Secured Note since its inception on August 31, 2017, through the date of exchange. Upon the exchange of the note into common stock shares of Bettwork on July 2, 2018, the deferred gain liability reserve of $2.9 million was reversed and recognized in net income as other income, gain on sales of assets for the quarter ended August 31, 2018. Bettwork’s common stock was quoted on the OTC Pink market under the symbol “BETW”.

F-13

Note 3 – Investment in Unconsolidated Affiliates

We assess the potential impairment of our equity method investments when indicators such as a history of operating losses, negative earnings and cash flow outlook, and the financial condition and prospects for the investee’s business segment might indicate a loss in value.

Verus International, Inc and NestBuilder.com Corp (OTCMKTS: VRUS)

We have recognized an impairment loss on investment in unconsolidated affiliate. As of November 30, 2020, and February 29, 2020, Monaker owned 16,345,101 shares of Verus International, Inc. (formerly known as RealBiz Media Group, Inc. (“Verus”)) Series A Preferred Stock. This interest was written down to zero ($0) as of February 28, 2015.

On December 22, 2017, we entered into a Settlement Agreement with Verus, NestBuilder.com Corp. (“Nestbuilder”) and American Stock Transfer & Trust Company, LLC (“AST”) relating to the dismissal with prejudice of certain pending lawsuits with Verus, including Case No.: 1:16-cv-24978- DLG in the United States District Court for the Southern District of Florida. As part of the Settlement Agreement, Monaker agreed to pay Nestbuilder $100,000 and to issue 20,000 shares of Monaker’s restricted common stock to person(s) to be designated by Nestbuilder; Verus reinstated to Monaker 44,470,101 shares of Verus Series A Convertible Preferred Stock and ratified all rights under the Certificate of Designation as reformed and amended (to provide for a conversion ratio of 1 share of Verus common stock for each 1 share of Verus Series A preferred stock converted) and remove any dividend obligations. The Verus designation was also amended to provide us with anti-dilution protection below $0.05 per share. Also, as part of the Settlement Agreement, Monaker received 49,411 shares of common stock of Nestbuilder. The agreement further provided for each party to dismiss the above referenced lawsuits with prejudice and for general releases from each party.

On April 10, 2019 and effective on February 8, 2019, we entered into an Inducement Agreement with Verus. Pursuant to the Inducement Agreement, we agreed to amend the designation of the Series A Convertible Preferred Stock of Verus (the “Series A Preferred Stock”)(of which we held 44,470,101 shares of Series A Preferred Stock as of the date of our entry into the Inducement Agreement, which converts into common stock of Verus, and votes on all stockholder matters, on a one-for-one basis, subject to the Ownership Blocker (discussed below)), to remove certain anti-dilution rights described therein; and Verus agreed to issue us 152,029,899 shares of its common stock (valued at approximately $2.2 million, based on a then current trading price of Verus’ common stock of approximately $0.015 per share), following Verus’ planned increase in authorized shares of common stock, pursuant to the anti-dilution rights of that certain Settlement Agreement by and among the Company, Verus, American Stock Transfer & Trust Company, LLC and NestBuilder.com Corp. executed on or about December 22, 2017, as previously disclosed. The designation of the Series A Preferred Stock, as amended, includes a 9.99% beneficial ownership limitation, preventing the Company from converting such Series A Preferred Stock into common stock of Verus (and reducing the voting rights of such preferred stock proportionally), if upon such conversion, the Company, its affiliates and/or any group which it is a part of, would own greater than 9.99% of Verus’ common stock (the “Ownership Blocker”).

On April 16, 2019, Verus filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, to increase its authorized common stock from 1,500,000,000 shares to 7,500,000,000 shares and to decrease the par value of its common stock and preferred stock from $0.001 per share to $0.000001 per share. On April 23, 2019, Verus issued us the 152,029,899 shares of common stock.

Since the issuance date of such common stock, the Company has sold and transferred various shares of common stock of Verus.

As of February 29, 2020, the Company owned 61,247,139 shares of Verus’s common stock which had a fair value of $0.016 per share or $979,954 in aggregate.

As of November 30, 2020, the Company owned 54,887,546 shares of common stock of Verus. As of November 30, 2020, the 54,887,546 shares of Verus’s common stock held by the Company had a value of $0.001 per share ($54,888 in aggregate) which resulted in a decrease in the fair value of such shares of $835,281 for the nine months ended November 30, 2020. The change in fair value of $835,281 is recognized in net loss as other expense, valuation loss, net, as of November 30, 2020.

6,142,856 shares of Bettwork Industries Inc. Common Stock (formerly OTC Pink: BETW)

On July 2, 2018, three Secured Convertible Promissory Notes aggregating $5,250,000 (as described in “Note 2 – Note Receivable”), evidencing amounts we were owed by Bettwork, were exchanged for 7,000,000 shares of Bettwork’s common stock at $0.75 per share for a fair value of $5,250,000 as of July 2, 2018. Bettwork’s common stock had a readily determinable fair value as it was quoted on the OTC Pink market under the symbol “BETW”. On November 29, 2018 and December 6, 2018, the Company entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and the Chairman of the Board of Directors of the Company; and (b) Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the Board of Directors of the Company, respectively (collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell each of the Purchasers 428,572 shares of restricted common stock (857,144 in total) of Bettwork, which the Company then held (out of the 7 million shares of restricted common stock obtained by the Company pursuant to that certain Debt Conversion Agreement entered into with Bettwork, dated July 3, 2018, as previously disclosed) for an aggregate of $300,000 ($600,000 in total), or $0.70 per share. The purchase price for the Bettwork shares was determined by the Board of Directors of the Company, based on among other things, the then recent trading prices of Bettwork’s common stock on the OTC Pink Market, as publicly reported. As additional consideration for entering into the Stock Purchase Agreements, the Company granted each of the Purchasers an option to acquire an additional 1,000,000 shares of restricted common stock of Bettwork for $700,000 ($0.70 per share), which option is exercisable by the applicable Purchaser at any time prior to the twenty-four (24) month anniversary of the closing date of the applicable Stock Purchase Agreement (which options expired unexercised). The allocation of the original acquisition price to the shares purchased by the Monaco Trust resulted in a realized loss on the sale of marketable securities of $21,429. The allocation of the original acquisition price to the shares purchased by Charcoal resulted in a realized loss on the sale of marketable securities of $21,429.

F-14

As of August 31, 2018 (the end of the last fiscal quarter prior to the entry into the Stock Purchase Agreements), the Company had valued the above-noted shares of Bettwork’s common stock at the stock’s trading price which was $0.70 per share. The carrying value of the Bettwork shares have been marked to market at the end of each reporting period through November 30, 2020.

As of February 29, 2020, the shares of Bettwork’s common stock were trading at $0.25 per share which decreased the fair value of the 6,142,856 remaining shares of Bettwork common stock to $1,535,714 and caused an accumulated fair value loss of $6,081,427 to be realized. The change in fair value of $6,081,427 is recognized in net loss as other income, valuation loss, net, as of February 29, 2020.

As November 30, 2020, the 6,142,856 remaining shares of Bettwork’s common stock were trading at $0.06 per share valued at $368,571, which decreased the fair value by $1,167,143 for the fiscal year to date. The change in fair value of $1,167,143 is recognized in net loss as other expense, valuation loss, net for the nine months ended November 30, 2020.

Recruiter.com Group, Inc., formerly Truli Technologies Inc (OTCQB: RCRT)

On August 31, 2016, Monaker entered into a Marketing and Stock Exchange Agreement with Recruiter.com (“Recruiter”). The Agreement required Monaker to issue to Recruiter 75,000 shares of Monaker common stock in exchange for 2,200 shares of Recruiter common stock. Also, Monaker issued to Recruiter an additional 75,000 shares of Monaker common stock for marketing initiatives within the Recruiter platform. In essence, Monaker issued 75,000 shares of its common stock to purchase 2,200 shares of Recruiter, and Monaker issued an additional 75,000 shares of its common stock as a prepayment for marketing and advertising within the Recruiter platform. Recruiter was at that time a private company with a platform that companies and individuals use for employment placements. Monaker’s investment in Recruiter was valued on May 31, 2019 at $412,247.

On January 15, 2019, pursuant to an Agreement and Plan of Merger / Merger Consideration, Truli Technologies Inc which subsequently changed its name to Recruiter.com Group, Inc. (OTCQB: RCRT) (“Recruiter.com”), acquired Recruiter and Monaker exchanged its 2,200 shares in Recruiter for 11,141,810 shares of Recruiter.com common stock.

On August 22, 2019, Recruiter.com announced a reverse stock split of its issued and outstanding common stock at a ratio of 1-for-80. This resulted in a reduction in the shares of Recruiter.com’s common stock held by the Company from 11,141,810 shares to 139,273 shares, which shares were valued at $2.70 per share at market closing on the date of the reverse.

As of February 29, 2020, each share of Recruiter.com’s common stock was valued at $2.25 per share which decreased the fair value of the 139,273 shares of Recruiter.com common stock to $313,363 and caused an accumulated fair value loss of $160,164 to be realized. The change in fair value of $160,164 is recognized in net loss as other income, valuation loss, net, as of February 29, 2020.

As of November 30, 2020, the 124,710 shares of Recruiter.com’s common stock were trading at $1.65 per share and valued at $205,772, which decreased the fair value of such shares by $107,592, for the nine months ended November 30, 2020. The change in fair value of $107,592 is recognized in net loss as other income, valuation loss, net, as of November 30, 2020.

During the quarter ended November 30, 2020, the Company sold 14,563 shares of Recruiter.com common stock to the public in open market transactions and received gross proceeds of $26,329.

Note 4 – Acquisitions and Dispositions

Sale of Verus International, Inc Shares to Public

During the month of March 2020, the Company sold 3,367,664 shares of Verus’ common stock to the public in open market transactions and received gross proceeds of $46,670 from such sales.

During the month of April 2020, the Company sold 2,991,929 shares of Verus’ common stock to the public in open market transactions and received gross proceeds of $40,646 from such sales.

During the second and third quarters from June 1, 2020 to August 31, 2020 and September 1, 2020 to November 30, 2020, the Company sold no shares of Verus’ common stock to the public in open market transactions.

Acquisition of Axion Shares

The Investment in affiliate of $9,272,121 as of November 30, 2020, represents the Company’s acquisition of Axion equity as described in greater detail in “Note 1 – Summary of Business Operations and Significant Accounting Policies”, under “Going Concern”, on November 16, 2020. Pursuant to the Axion Exchange Agreement, which closed on November 16, 2020, (a) the Axion Stockholders, exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of newly designated shares of Series B Convertible Preferred Stock of the Company, which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, into 14.68% of the post-closing capitalization, less the number of shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Creditor Warrants; and (b) the Axion Creditors exchanged debt of Axion in the aggregate amount of $7,657,024, for (i) 3,828,500 shares of newly designated shares of Series C Convertible Preferred Stock of the Company, which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, on a one-for-one basis; and (ii) a warrant, granted to Cern One, to purchase 1,914,250 shares of the Company’s common, which is only exercisable upon the occurrence of certain events, including the approval of such issuance by the stockholders of the Company. The Creditor Warrants vest on the later of (a) the date the Series B Preferred Stock and Series C Preferred Stock convert into common stock and the earlier of (i) the date the Axion Debt is fully repaid by Axion or (ii) the date that the Company obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur before November 16, 2021, or the Creditor Warrants will terminate.

F-15

Purchase of Longroot, Inc.

As described in greater detail in “Note 1 – Summary of Business Operations and Significant Accounting Policies”, under “Going Concern”, on November 16, 2020, the Company acquired 100% of Longroot, which in turn owned 57% of Longroot Cayman. Longroot Cayman owned 49% of the outstanding shares (100% of the ordinary shares) of Longroot Thailand, provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

The acquisition was made pursuant to the November 2, 2020 SPA entered into with Dr. Jason Morton, and for certain limited purposes set forth therein, Longroot. Pursuant to the SPA, the Company purchased, 100% of Longroot, in consideration for (a) $1,700,000 in cash; and (b) 200,000 shares of restricted common stock. A total of $100,000 was paid as a non-refundable deposit towards the purchase of Longroot on October 15, 2020, and a total of $700,000 was paid at the closing on November 16, 2020, along with the issuance of the shares. Additionally, prior to the closing, the Company advanced a separate $400,000 to Longroot which was used for working capital prior to closing which brought the purchase price to a total of $2.2 million. The remaining $900,000 owed to Morton pursuant to the terms of the SPA is payable in three installments of $300,000 each, due on or prior to (i) December 16, 2020 (30 days after the closing), which amount has been paid in full; (ii) March 16, 2021 (120 days after the closing); and (iii) April 15, 2021 (150 days after the closing), of which $150,000 has previously been paid as discussed below. Pursuant to the SPA, Morton has the option to elect to receive any or all the Remaining Cash Payments in shares of common stock of the Company, with such number of shares issuable based on a Company stock price of $3.00 per share.

In order to exercise such right, Morton must provide the Company notice no later than 5 days prior to the applicable due date of such applicable Remaining Cash Payment(s). In the event we fail to pay any of the Remaining Cash Payments when due, the amount not timely paid will bear interest at the rate of 7% per annum, until paid in full.

Pursuant to the SPA, Morton agreed not to compete for a period of two years following the closing date, in connection with the operation of an initial coin offering portal in Thailand, subject to customary exceptions. The SPA also contains an indemnification obligation whereby the Company agreed to indemnify and hold Morton harmless against any claims made by Axion Ventures, Inc. or any of its shareholders, directors, officers, agents or representatives against Morton in connection with the SPA or the Company’s purchase of Longroot.

The Company hopes that the access to Longroot Limited’s technology and digital asset capabilities will enable the Company to offer new financing mechanisms and participation options, including in wholesale travel, gaming, and digital advertising.

In accordance with ASC 805, as described in “Note 1 – Summary of Business Operations and Significant Accounting Policies”, the Company has accounted for this business combination utilizing the following values in connection with the purchase of Longroot, Inc.: total consideration to selling shareholder of $2,528,000 and fair value of net assets acquired of $233,357 and an intangible asset (including license) of $2,294,643. The business combination accounting is provisionally complete for all assets and liabilities acquired on the acquisition date.

Note 5 – Line of Credit and Notes Payable

The National Bank of Commerce (FKA: Republic Bank) Line of Credit

On June 15, 2016, we entered into a revolving line of credit agreement with Republic Bank, Inc. of Duluth, Minnesota (“Republic”), in the maximum amount of $1,000,000. Amounts borrowed under the line of credit accrue interest at the Wall Street Journal U.S. Prime Rate plus 1% (updated daily until maturity), payable monthly in arrears beginning on July 15, 2016. Any amounts borrowed under the line of credit are originally due on June 15, 2017; however, on June 12, 2017, the line of credit was extended for 90 days through September 13, 2017. On December 22, 2016, the revolving line of credit was increased to $1,200,000; all other terms of the revolving line of credit remained unchanged. On September 15, 2017, we entered into a replacement revolving line of credit agreement with Republic, which replaced and superseded the prior line of credit with Republic. The replacement revolving line of credit extended the due date of the Line of Credit to September 15, 2018. On September 15, 2018, we entered into another replacement revolving line of credit agreement with Republic, which replaced and superseded the prior line of credit with Republic and extended the due date of the Line of Credit to September 15, 2019.

On September 16, 2019, the Company entered into a commercial debt modification agreement with Republic to extend the maturity date of the line of credit to December 15, 2019. On December 6, 2019, the Company entered into another commercial debt modification agreement with National Bank of Commerce (which merged with Republic)(“National Bank”) to extend the maturity date of the line of credit to June 30, 2020. The line of credit, as amended and extended, provides that amounts borrowed under the line of credit accrue interest at the Wall Street Journal U.S. Prime Rate plus 1% (updated daily until maturity), payable monthly in arrears beginning on September 28, 2018.

On May 7, 2020, the Company entered into a new Promissory Note with National Bank (the “New Note”). The Note replaced the prior promissory note we had in place with National Bank and extended the due date of the prior note from June 30, 2020 to December 31, 2020. The New Note also amended the interest rate of the prior note to provide that amounts due under the New Note accrue interest at the rate of prime plus 3% (which rate is currently 6.25%)(the interest rate of the prior note was prime plus 1%), subject to a floor of 4.5%. The New Note may be prepaid at any time without penalty. The New Note contains standard and customary events of default.

F-16

As of November 30, 2020, the principal balance of the note payable was $1,192,716.

Interest expense charged to operations relating to this line of credit was $52,595 and $107,715 for the nine months ended November 30, 2020 and 2019, respectively. The Company has accrued interest as of November 30, 2020 and 2019 of $-0- and $-0-, respectively.

As discussed in greater detail below under “Note 10 – Subsequent Events”, the line of credit was repaid in full on December 1, 2020.

Note Purchase Agreement: Iliad Research and Trading, L.P.

On April 3, 2020, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Iliad Research and Trading, L.P. (“Iliad”), pursuant to which the Company sold the Lender a Secured Promissory Note in the original principal amount of $895,000 (the “Iliad Note”). Iliad paid consideration of $800,000 for the Iliad Note, which included an original issue discount of $80,000 and reimbursement of Iliad’s transaction expenses of $15,000.

The Iliad Note bears interest at a rate of 10% per annum and matures 12 months after its issuance date (i.e., on April 3, 2021). From time to time, beginning six months after issuance, Iliad may redeem a portion of the Iliad Note, not to exceed an amount of $200,000 per month. In the event we do not pay the amount of any requested redemption within three trading days, an amount equal to 25% of such redemption amount is added to the outstanding balance of the Iliad Note. Under certain circumstances the Company may defer the redemption payments up to three times, for a duration of 30 days each, provided that upon each such deferral the outstanding balance of the Iliad Note is increased by 2%. Subject to the terms and conditions set forth in the Iliad Note, the Company may prepay all or any portion of the outstanding balance of the Iliad Note at any time subject to a prepayment penalty equal to 15% of the amount of the outstanding balance to be prepaid. For so long as the Iliad Note remains outstanding, the Company has agreed to pay to Iliad 20% of the gross proceeds that the Company receives from the sale of any of its common stock or preferred stock, which payments will be applied towards and will reduce the outstanding balance of the Iliad Note, which percentage increases to 30% upon the occurrence of, and continuance of, an event of default under the Iliad Note (each an “Equity Payment”). Each time that we fail to pay an Equity Payment, the outstanding balance of the Iliad Note automatically increases by 10%. Additionally, in the event we fail to timely pay any such Equity Payment, Iliad may seek an injunction which would prevent us from issuing common or preferred stock until or unless we pay such Equity Payment.

Pursuant to the Iliad Note, we provided Iliad a right of first refusal to purchase any promissory note, debenture or other debt instrument which we propose to sell, other than sales to officers or directors of the Company and/or sales to the government. Each time, if ever, that we provide Iliad such right, and Iliad does not exercise such right to provide such funding, the outstanding balance of the Iliad Note increases by 3%. Each time, if ever, that we fail to comply with the terms of the right of first refusal, the outstanding balance of the Iliad Note increases by 10%. Additionally, upon each major default described in the Iliad Note (i.e., the failure to pay amounts under the Iliad Note when due or to observe any covenant under the Note Purchase Agreement (other than the requirement to make Equity Payments)) the outstanding balance of the Iliad Note automatically increases by 15%, and for each other default, the outstanding balance of the Iliad Note automatically increases by 5%, provided such increase can only occur three times each as to major defaults and minor defaults, and that such aggregate increase cannot exceed 30% of the balance of the Iliad Note immediately prior to the first event of default.

In connection with the Note Purchase Agreement and the Iliad Note, the Company has entered into a Security Agreement with Iliad (the “Security Agreement”), pursuant to which the obligations of the Company are secured by substantially all of the assets of the Company, subject to the priority lien and security interest of National Bank (as defined above) which secures amounts due under its $1.2 million line of credit.

On July 30, 2020, we made a prepayment of $347,826 towards the Iliad Note.

On October 6, 2020 and November 4, 2020, we received and paid redemption notices of $200,000 each or $400,000 in total which reduced the principal balance. As of November 30, 2020, the outstanding principal amount of the Iliad Note is $147,174 and the accrued interest is $45,283.

As discussed in greater detail below under “Note 10 – Subsequent Events”, the outstanding balance of the Iliad Note was repaid in full on December 1, 2020.

Note Purchase Agreement: Streeterville Capital, LLC

On November 23, 2020, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Streeterville Capital, LLC (“Streeterville”), pursuant to which the Company sold the Lender a Secured Promissory Note in the original principal amount of $5,520,000 (the “Streeterville Note”). Streeterville paid consideration of an initial cash purchase price of $3,500,000 for the note, and issued the Company a promissory note in the amount of $1,500,000 (the “Investor Note”). Subsequent to the $245,000 deduction of advisory fees paid to Ascendiant Capital Markets, LLC, the Company received net proceeds of $3,255,000.

The Streeterville Note bears interest at a rate of 10% per annum and matures 12 months after the Purchase Price Date (i.e., on November 23, 2021). From time to time, beginning six months after issuance, Streeterville may redeem a portion of the Streeterville Note, not to exceed the “Maximum Monthly Redemption Amount” as described in the note. In the event we do not pay the amount of any requested redemption within three trading days, an amount equal to 25% of such redemption amount is added to the outstanding balance of the Streeterville Note. Under certain circumstances the Company may defer the redemption payments up to three times, for a duration of 30 days each, provided that upon each such deferral the outstanding balance of the Streeterville Note is increased by 2%. Subject to the terms and conditions set forth in the Streeterville Note, the Company may prepay all or any portion of the outstanding balance of the Streeterville Note at any time subject to a prepayment penalty equal to 10% of the amount of the outstanding balance to be prepaid. For so long as the Streeterville Note remains outstanding, the Company has agreed to pay to Streeterville 20% of the gross proceeds that the Company receives from the sale of any of its common stock or preferred stock, which payments will be applied towards and will reduce the outstanding balance of the Streeterville Note, which percentage increases to 30% upon the occurrence of, and continuance of, an event of default under the Streeterville Note (each an “Equity Payment”). Each time that we fail to pay an Equity Payment, the outstanding balance of the Streeterville Note automatically increases by 10%. Additionally, in the event we fail to timely pay any such Equity Payment, Streeterville may seek an injunction which would prevent us from issuing common or preferred stock until or unless we pay such Equity Payment.

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Pursuant to the Streeterville Note, we provided Streeterville a right of first refusal to purchase any promissory note, debenture or other debt instrument which we propose to sell, other than sales to officers or directors of the Company and/or sales to the government. Each time, if ever, that we provide Streeterville such right, and Streeterville does not exercise such right to provide such funding, the outstanding balance of the Streeterville Note increases by 3%. Each time, if ever, that we fail to comply with the terms of the right of first refusal, the outstanding balance of the Streeterville Note increases by 10%. Additionally, upon each major default described in the Streeterville Note (i.e., the failure to pay amounts under the Streeterville Note when due or to observe any covenant under the Note Purchase Agreement (other than the requirement to make Equity Payments)) the outstanding balance of the Streeterville Note automatically increases by 15%, and for each other default, the outstanding balance of the Streeterville Note automatically increases by 5%, provided such increase can only occur three times each as to major defaults and minor defaults, and that such aggregate increase cannot exceed 30% of the balance of the Streeterville Note immediately prior to the first event of default.

In connection with the Note Purchase Agreement and the Streeterville Note, the Company has entered into a Security Agreement with Streeterville (the “Security Agreement”), pursuant to which the obligations of the Company are secured by substantially all the assets of the Company, subject to a priority lien and security interest in the collateral of the Company.

The Investor Note, in the principal amount of $1,500,000, evidences the amount payable by Streeterville to the Company as partial consideration for the acquisition of the Streeterville Note. The Investor Note accrues interest at the rate of 10% per annum, payable in full on November 23, 2021, subject to a 30-day extension exercisable at the option of Streeterville and may be prepaid at any time. Streeterville may, in its sole discretion, designate collateral as security for its obligations under the Investor Note, provided that currently there is no collateral evidencing the repayment of such note. In the event (i) of the occurrence of any event of default under the Streeterville Note, (ii) of a breach of any material term, condition, representation, warranty, covenant or obligation of the Company under any agreement entered into with Streeterville along with the Note Purchase Agreement, or (iii) if the Company sells, transfers, assigns, pledges or hypothecates the Investor Note, or attempts to do any of the foregoing, Streeterville is entitled to deduct and offset any amount owing by the Company under the Streeterville Note from any amount owed by Streeterville under the Investor Note (provided that such amount is automatically offset if Streeterville has not exercised its offset right within 30 days prior to the maturity date of the Investor Note). The Investor Note includes customary events of default, subject to cure rights where applicable. The amount of the Investor Note has been offset against the amount of the Streeterville Note in the balance sheet as of November 30, 2020, as both notes have substantially similar terms, and the Investor Note was provided in consideration for the acquisition of a portion of the Streeterville Note.

The Paycheck Protection Program (PPP) Loan

On May 8, 2020, the Company obtained a $176,534 loan (the “Loan”) from The Commercial Bank (the “Lender”), pursuant to the Paycheck Protection Program (the “PPP”) under the “CARES Act”. The Loan is evidenced by a promissory note (the “PPP Note”), dated effective May 8, 2020, issued by the Company to the Lender. The Note is unsecured with a 2-year term, matures on May 8, 2022, and bears interest at a rate of 1.00% per annum, payable monthly commencing on November 8, 2020, following an initial deferral period as specified under the PPP. The PPP Note may be prepaid at any time prior to maturity with no prepayment penalties. Proceeds from the Loan will be available to the Company to fund designated expenses, including certain payroll costs, rent, utilities and other permitted expenses, in accordance with the PPP. Under the terms of the PPP, up to the entire amount of principal and accrued interest may be forgiven to the extent Loan proceeds are used for qualifying expenses as described in the CARES Act and applicable implementing guidance issued by the U.S. Small Business Administration under the PPP (including that at least 60% of such Loan funds are used for payroll). The Company intends to use the entire Loan amount for designated qualifying expenses and to apply for forgiveness of the respective Loan in accordance with the terms of the PPP. No assurance can be given that the Company will obtain forgiveness of the Loan in whole or in part. With respect to any portion of the Loan that is not forgiven, the Loan will be subject to customary provisions for a loan of this type, including customary events of default relating to, among other things, payment defaults, breaches of the provisions of the PPP Note and cross-defaults.

On August 14, 2020, the Company submitted the loan forgiveness application to Commercial Bank for the entire amount of $176,534. The accrued interest was $561 as of August 31, 2020.

On November 10, 2020, the Company received notification from The Commercial Bank that the entire loan balance was forgiven. The principal was recorded as other income and the accrued interest was reversed.

HotPlay Convertible Notes

On September 1, 2020, September 18, 2020, September 30, 2020, on or around November 2, 2020, and on November 24, 2020, HotPlay advanced Monaker $300,000, $700,000, $1,000,000, $400,000, $100,000, respectively, under the terms of the HotPlay Exchange Agreement. The advances were evidenced by convertible promissory notes (“HotPlay Convertible Notes”) in the amount of each advance, and an effective date as of the date of each advance. The HotPlay Convertible Notes totaled $2.5 million as of November 30, 2020.

The advances, and the entry into the HotPlay Convertible Notes, were required conditions to the HotPlay Exchange Agreement, pursuant to which HotPlay was required to loan us $1,000,000 on or before August 31, 2020 (provided that Monaker waived such delay in providing such initial $1,000,000 of HotPlay advances) and is required to loan us an additional $1,000,000 (each a “Subsequent Loan”, and such loans, the “HotPlay Loans”), on September 30, 2020, and on the 15th day of each calendar month thereafter (each a “Required Lending Date”), through the date of closing of the HotPlay Exchange Agreement (provided that Monaker has waived any delay in timely providing such amounts to date).

The HotPlay Notes are automatically forgiven by HotPlay in the event the HotPlay Exchange Agreement is terminated (a) by written agreement of the parties thereto; (b) by HotPlay (and its stockholders) or the Company, if the closing has not occurred on or before the required date set forth in the HotPlay Exchange Agreement (currently February 28, 2021), unless the failure of the closing to have occurred is attributable to a failure on the part of the terminating party; (c) by the Company, if there is a material adverse effect on HotPlay or any schedule delivered by HotPlay is found to be materially misleading or conflict with any prior written or oral statement delivered to the Company; or (d) by the Company, if any representations or warranties made by HotPlay or its stockholders in the HotPlay Exchange Agreement are found to be materially inaccurate or any covenants are breached.

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Alternately, if the HotPlay Exchange Agreement is terminated (a) by HotPlay or its principal stockholder (as applicable) because a governmental authority of competent jurisdiction issues a final non-appealable order, or takes any other action having the effect of, permanently restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated by the HotPlay Exchange Agreement (a “Government Action”); (b) by HotPlay if any event occurs that makes it impossible to satisfy a condition precedent to the HotPlay Exchange Agreement; (c) by HotPlay if there is a material adverse effect on the Company; or (d) by HotPlay if any representations or warranties made by the Company in the HotPlay Exchange Agreement are found to be materially inaccurate or any covenant of the Company is breached; or by the Company in connection with a Government Action or any event occurs that makes it impossible to satisfy a condition precedent to the HotPlay Exchange Agreement (except as discussed above in connection with events which result in the automatic forgiveness of the HotPlay Notes), then the outstanding principal amount of the HotPlay Notes together with all accrued and unpaid interest thereon, automatically convert into fully paid and nonassessable shares of the Company’s common stock at a conversion price of $2.00 per share.

In the event the transactions contemplated by the Share Exchange close, it is anticipated that the HotPlay Notes will be forgiven as intracompany loans.

If the Company fails to deliver the shares due upon a conversion within five business days, or the Company enters into a voluntary or involuntary bankruptcy proceeding, then HotPlay can declare the entire amount of the notes due and payable (provided the notes are automatically due upon the occurrence of certain bankruptcy events), and such note will accrue interest at the rate of 18% per annum until paid in full.

Note 6 –Related Party Promissory Notes and Transactions

Promissory Notes with Directors

The Company has entered into three promissory notes, two with two Directors (the “Director Notes”) and one with the Donald P. Monaco Insurance Trust (the “Revolving Monaco Trust Note”), of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company. The (i) Promissory Note with the Donald P. Monaco Insurance Trust is in the amount of up to $2,700,000, (ii) Promissory Note with Robert J. Mendola, Jr. (the “Director Notes”) is in the amount of $150,000, and (iii) Promissory Note with Pasquale LaVecchia (the “Director Notes”) is in the amount of $25,000.

On March 13, 2020 and March 26, 2020, the Company borrowed an additional $100,000 and $75,000, respectively, from the Monaco Trust pursuant to the terms of the Revolving Monaco Trust. On June 9, 2020 and June 10, 2020, the Company borrowed an additional $300,000 and $50,000, respectively, from the Monaco Trust. On July 7, 2020 and July 20, 2020, the Company borrowed an additional $250,000 and $50,000, respectively, from the Monaco Trust. On July 27, 2020, the Company paid principal of $50,000 and accrued interest of $49,784. On September 22, 2020, the Company paid principal of $142,408 and interest of $57,592. On November 16, 2020, the Company borrowed an additional $765,000 of the available amount remaining. As of November 30, 2020, the Revolving Monaco Trust Note has a balance of $2,797,592 and the amount remaining under the note of $2,408, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the Revolving Monaco Trust Note, with the approval of the Monaco Trust.

On March 27, 2020, the Company entered into second amendments to the Director Notes to extend the maturity date of such Director Notes from April 1, 2020 to June 1, 2020 and entered into an amendment to extend the due date of the Revolving Monaco Trust Note from April 1, 2020 to December 1, 2020 (the “Second Note Amendment”). All remaining terms of the promissory notes remained unchanged.

On April 17, 2020, the Company paid off the Promissory Note with Pasquale LaVecchia in the amount of $26,225 (the principal of $25,000 and the interest of $6,225). On May 1, 2020, the Company paid off the Promissory Note with Robert J. Mendola, Jr. in the amount of $157,595 (the principal of $150,000 and the interest of $7,595). As of August 31, 2020, and August 31, 2019, the outstanding balances of the promissory notes with Pasquale LaVecchia and Robert J. Mendola, Jr. were $0 and $0, respectively.

On November 6, 2020, the Company entered into a third amendment to the Revolving Trust Note with the Monaco Trust, to extend the maturity date of such Revolving Monaco Trust Note to February 28, 2021. No other changes were made to such note as a result of such amendment.

On November 16, 2020, the Company entered into a fourth amendment to the Revolving Trust Note with the Monaco Trust, to increase the amount available under such Revolving Monaco Trust Note to $2,800,000. No other changes were made to such note as a result of such amendment.

The Revolving Trust Note had a balance of $2,797,592 as of November 30, 2020, and as discussed below under “Note 10 – Subsequent Events”, was fully repaid on January 4, 2021.

Related Party Transactions

On November 16, 2020, the Company acquired 100% of Longroot, Inc., a Delaware corporation (“Longroot”), which in turn owned 57% of Longroot Limited, a Cayman Islands company (“Longroot Cayman”). Longroot Cayman owned 49% of the outstanding shares (100% of the ordinary shares) of Longroot Holding (Thailand) Company Limited (“Longroot Thailand”), provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.  Subsequent to this acquisition, the Company signed a service contract with Atato, an IT provider of cryptocurrency website maintenance.  As of November 30, 2020, Miss Worapin Tatun, wife of the CEO of Atato and Mr. Pongsabutra Viraseranee, an employee and developer employed by Atato, both are minority shareholders of Longroot Thailand with a 25.5% interest of Preferred stock in Longroot Thailand each.

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Note 7 – Stockholders’ Equity

Preferred stock

The aggregate number of shares of preferred stock that the Company is authorized to issue is up to One Hundred Million (100,000,000), with a par value of $0.00001 per share (the “Preferred Stock”) with the exception of Series A Preferred Stock shares having a $0.01 par value per share. The Preferred Stock may be divided into and issued in series. The Board of Directors of the Company is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Company is authorized, within any limitations prescribed by law and the articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock.

Series A Preferred Stock

The Company has authorized and designated 3,000,000 shares of Preferred Stock as Series A 10% Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”). The holders of record of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of the Company and shall be entitled to one hundred (100) votes for each share of Series A Preferred Stock. There are no Series A Preferred Stock shares outstanding.

Per the terms of the Certificate of Designations relating to the Series A Preferred Stock (as amended), subject to the availability of authorized and unissued shares of Series A Preferred Stock, the holders of Series A Preferred Stock may, by written notice to the Company:

●	elect to convert all or any part of such holder’s shares of Series A Preferred Stock into common stock at a conversion rate of the lower of:

a)	$1.24 per share; or

b)	the lowest price the Company has issued stock as part of a financing after January 1, 2006; or

●	convert all or part of such holder’s shares (excluding any shares issued pursuant to conversion of unpaid dividends) into debt obligations of the Company, secured by a security interest in all of the assets of the Company and its subsidiaries, at a rate of $62.50 of debt for each share of Series A Preferred Stock; or

●	elect to convert all or any part of such holder’s shares of Series A Preferred Stock into shares of the Company’s Series C Convertible Preferred Stock, par value $0.00001 per share (“Series C Preferred Stock”), at a conversion rate of five (5) shares of Series A Preferred Stock for every one (1) share of Series C Preferred Stock; or to allow conversion into common stock at the lowest price the Company has issued stock as part of a financing to include all financing such as new debt and equity financing and stock issuances as well as existing debt conversions into stock.

In the event of any liquidation, dissolution or winding up of this Company, either voluntary or involuntary (any of the foregoing, a “liquidation”), holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Company to the holders of the Common Stock or any other series of Preferred Stock by reason of their ownership thereof an amount per share equal to $1.00 for each share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series A Preferred Stock held by each such holder, plus the amount of accrued and unpaid dividends thereon (whether or not declared) from the beginning of the dividend period in which the liquidation occurred to the date of liquidation.

The Company had 0 shares of Series A Preferred Stock issued and outstanding as of November 30, 2020 and February 29, 2020.

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 as of November 30, 2020 and February 29, 2020. These dividends will only be payable when and if declared by the Board.

Series B Convertible Preferred Stock

In connection with the Axion Exchange Agreement, Monaker filed a certificate of designation of its Series B Convertible Preferred Stock with the Secretary of State of Nevada on November 13, 2020 (the “Series B designation”). The Series B designation designated 10,000,000 shares of Series B Preferred Stock, $0.00001 par value per share (“Series B Preferred Stock”). The Series B Preferred Stock has the following rights:

Dividend Rights. The Series B Preferred Stock does not accrue dividends.

Liquidation Preference. The Series B designation provides that the Series B Preferred Stock has a liquidation preference which is (a) pari passu with respect to the Company’s common stock and Series C Preferred Stock; and (b) junior to all current and future senior indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence of any such action, pay the holders of the Series B Preferred Stock, pari passu with the holders of the Series C Preferred Stock and common stock, an amount equal to $0.9272121 per share, or $9,272,121 in aggregate.

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Conversion Rights. Each share of Series B Preferred Stock is automatically convertible on the Approval Date (defined below), into that number of shares of common stock as equal the Conversion Rate. For the purposes of the following sentence:

●	“Approval Date” means the later of (a) the fifth business day after the approval by Monaker’s stockholders of the issuance of shares of common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock; (b) the business day that the Company has affected a reverse stock split of its outstanding common stock subsequent to the approval by Monaker’s stockholders of the issuance of shares of common stock upon conversion of the Series B Preferred Stock, to the extent such reverse stock split is deemed necessary by a Majority In Interest (defined below); (c) the date that NASDAQ has approved the continued listing of the Company’s common stock on NASDAQ following the Closing; and (d) the Closing.

●	“Conversion Rate” equals (i) (a) 14.68%; multiplied by, the post-closing capitalization, rounded up to the nearest thousandths place, less (b) the number of shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock (defined below) and the exercise of the Creditor Warrants, divided by (ii) 10,000,000.

●	“Majority In Interest” means holders holding a majority of the then aggregate shares of Series B Preferred Stock issued and outstanding or the majority of the then aggregate shares of Series C Preferred Stock issued and outstanding, depending on which class of preferred stockholders are approving such matter.

Additionally, the maximum number of shares of common stock to be issued in connection with the conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), cannot exceed such number of shares of common stock that would violate applicable listing rules of NASDAQ in the event the Company’s stockholders do not approve the issuance of the common stock issuable in connection with such conversion.

Voting Rights. The Series B Preferred Stock have no voting rights on general matters to come before the stockholders of the Company; however, the Company is prohibited from undertaking any of the following actions without the approval of a Majority In Interest:

(a)       Increasing or decreasing (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b)       Re-issuing any shares of Series B Preferred Stock converted pursuant to the terms of the Series B designation;

(c)       Effecting an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock;

(d)       Effecting an exchange, or creating a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

(e)       Issuing any shares of Series B Preferred Stock other than pursuant to the Axion exchange agreement;

(f)       Altering or changing the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amending or waiving any provision of the Company’s articles of incorporation or bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock in any material respect as compared to holders of other series of shares.

Redemption Rights. The Series B Preferred Stock does not have any redemption rights.

Series C Convertible Preferred Stock

In connection with the Axion exchange agreement, Monaker filed a certificate of designation of its Series C Convertible Preferred Stock with the Secretary of State of Nevada on November 13, 2020 (the “Series C designation”). The Series C designation, which was approved by the Board of Directors of the Company on November 12, 2020, designates 3,828,500 shares of Series C Preferred Stock, $0.00001 par value per share of the Company (“Series C Preferred Stock”). The Series C Preferred Stock has the following rights:

Dividend Rights. The Series C Preferred Stock does not accrue dividends.

Liquidation Preference. The Series C designation provides that the Series C Preferred Stock has a liquidation preference which is (a) pari passu with respect to the Company’s common stock and Series B Preferred Stock; and (b) junior to all current and future senior indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence any such action, pay the holders of the Series C Preferred Stock, pari passu with the holders of the Series B Preferred Stock and common stock, an amount equal to $2.00 per share, or $7,657,000 in aggregate.

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Conversion Rights. Each share of Series C Preferred Stock is automatically convertible on the Approval Date (defined and described above under “Series B Convertible Preferred Stock”), into one share of common stock (adjustable for stock splits and similar recapitalizations).

Additionally, the maximum number of shares of common stock to be issued in connection with the conversion of all of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series C Preferred Stock and Series B Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), cannot exceed such number of shares of common stock that would violate applicable listing rules of NASDAQ in the event the Company’s stockholders do not approve the issuance of the common stock issuable in connection with such conversion.

Voting Rights. The Series C Preferred Stock have no voting rights on general matters to come before the stockholders of the Company; however, the Company is prohibited from undertaking any of the following actions without the approval of a Majority In Interest:

(a)       Increasing or decreasing (other than by redemption or conversion) the total number of authorized shares of Series C Preferred Stock;

(b)       Re-issuing any shares of Series C Preferred Stock converted pursuant to the terms of the Series C designation;

(c)       Effecting an exchange, reclassification, or cancellation of all or a part of the Series C Preferred Stock;

(d)       Effecting an exchange, or creating a right of exchange, of all or part of the shares of another class of shares into shares of Series C Preferred Stock;

(e)       Issuing any shares of Series C Preferred Stock other than pursuant to the Axion Exchange Agreement;

(f)       Altering or changing the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amending or waiving any provision of the Company’s articles of incorporation or bylaws relative to the Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock in any material respect as compared to holders of other series of shares.

Redemption Rights. The Series C Preferred Stock does not have any redemption rights.

Share Repurchase Transactions

During the nine months ended November 30, 2020 and 2019, there were no repurchases of the Company’s common stock by Monaker.

Common Stock

During the nine months ended November 30, 2020, the following shares of common stock and other securities were issued and granted:

▪	On March 2, 2020, the Company issued 41,250 shares of restricted common stock to several directors of the Company, in consideration for services rendered to the Board during the quarter ended February 29, 2020, valued at $79,082.

▪	On March 9, 2020, the Company issued 140,000 shares of restricted common stock to several consultants, valued at $254,800, for investor and public relations services, and digital marketing services rendered.

▪	On April 23, 2020, the Company entered into a Consulting Agreement, pursuant to which the Company issued 20,000 shares of restricted common stock to a consultant, valued at $16,400, for digital marketing and corporate communications services rendered.

▪	On June 9, 2020, the Company issued 41,250 shares of restricted common stock to the Directors of the Company, in consideration for services rendered to the Board during the quarter ended May 31, 2020, valued at $58,575.

▪	On June 22, 2020, the Company issued 10,000 shares of restricted common stock, valued at $10,200 to an employee, in connection with a new employee agreement.

▪	On June 22, 2020, the Company issued 50,000 shares of restricted common stock to a consultant, valued at $92,500 for public and investor relations services rendered.

▪	On July 27, 2020, the Company issued 1,000,000 shares of common stock valued at $2,000,000 in a public offering whereby it sold 1,000,000 shares at a $2.00 per share offering price. We paid 7% of the aggregate public offering price to the placement agent in the offering.

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▪	On August 10, 2020, the Company issued 80,000 shares of restricted common stock to several consultants, valued at $178,408, for investor and public relations services rendered.

▪	On September 8, 2020, the Company issued 60,000 shares of restricted common stock to several employees, valued at $145,200, for services rendered.

▪	On September 8, 2020, the Company issued 41,250 shares of restricted common stock to several Directors of the Company, in consideration for services rendered to the Board during the quarter ended August 31, 2020, valued at $99,825.

▪	On October 9, 2020, the Company issued 1,500 shares of restricted common stock to a consultant, valued at $3,315, for general consulting services rendered.

▪	On November 6, 2020, the Company issued 36,500 shares of restricted common stock to several consultants, valued at $68,280, for investor relations and general consulting services rendered.

▪	On November 16, 2020, the Company issued 200,000 shares of restricted common stock to Morton, valued at $428,000, pursuant to the terms of the Longroot SPA.

▪	On November 19, 2020, the Company issued 10,000 shares of restricted common stock to a consultant, valued at $24,000, for marketing services rendered.

The Company had 14,811,089 and 13,069,339 shares of common stock issued and outstanding as of November 30, 2020 and February 29, 2020, respectively.

Common Stock Warrants

On July 31, 2017, the Company issued warrants to purchase an aggregate of 613,000 shares of common stock in connection with a private placement offering of 613,000 shares of common stock and warrants. The warrants were exercisable immediately at $5.25 per share and expire on July 30, 2022. These warrants contain a subsequent equity sale reset “down round”, which provides that if the Company sells or grants any option to purchase any common stock of the Company at any effective price per share less than the exercise price of the warrants, the exercise price shall be reduced to equal that lower exercise price.

During January 2018, the Company entered into a First Amendment To Warrant (“Amendment”) agreement with Pacific Grove Capital LP (“Pacific Grove”) which amended the warrants then held by Pacific Grove (acquired on July 31, 2017). This amendment led to a reduction in the exercise price of the warrants to purchase 350,000 shares of common stock held by Pacific Grove from $5.25 per share to $2.625 per share. This exercise price reduction was to incentivize the exercise of these warrants and to raise cash.

Additionally, as a result of the reduction in the exercise price of the Pacific Grove warrants which was agreed to pursuant to the Amendment, the anti-dilution provisions of the purchase agreement entered into with the purchasers pursuant to the July 31, 2017 purchases were triggered. Specifically, because the Company issued shares of common stock below (a) the $5.00 price per share of the securities sold pursuant to the purchase agreement, the purchasers were due an additional 14,458 shares of the Company’s common stock; and (b) the $5.25 exercise price of the warrants sold pursuant to the purchase agreement (and the warrants granted to the placement agent), automatically decreased to $5.125 per share.

Additionally, as a result of the reduction in the exercise price of the Stadlin warrants which was agreed to pursuant to the amendment, the anti-dilution provisions of the purchase agreement and the purchasers’ warrants granted in connection therewith was triggered. Specifically, because the Company issued shares of common stock below (a) the $5.00 price per share of the securities sold pursuant to the purchase agreement, the purchasers were due an additional 1,220 shares of the Company’s common stock; and (b) the $5.125 exercise price of the warrants sold pursuant to the purchase agreement (and the warrants granted to the placement agent), the exercise price of such warrants remained unchanged at $5.125 per share.

At first, the warrants were accounted for as part of Company equity since the warrants were considered indexed to the Company’s own stock. However, under ASC 815, the “down round” protection can sever the indexing to the Company’s own stock and the warrants could be accounted for as derivative liabilities at the time the reset was triggered, which is how the Company accounted for such warrants, and the change in fair value resulting from the reset of $26,060 was recognized as change in fair value of derivative liabilities.

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260) Distinguishing Liabilities from Equity (Topic 480) Derivatives and Hedging (Topic 815):

I.         Accounting for Certain Financial Instruments with Down Round Features, II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception. ASU 2017-11 intends to reduce the complexity associated with the issuer’s accounting for certain financial instruments with characteristics of liabilities and equity. Specifically, the Board determined that a down round feature (as defined) would no longer cause a freestanding equity-linked financial instrument (or an embedded conversion option) to be accounted for as a derivative liability at fair value with changes in fair value recognized in current earnings and is effective in fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company adopted the new standard during 2017, preventing the need to account for the Company to account for the outstanding warrants that contain down round features as derivative instruments.

F-23

As a result of the Company’s April 2019 underwritten offering, the exercise price of the then outstanding warrants to purchase 724,000 shares of common stock granted as part of the Company’s October 2, 2018 registered offering was automatically adjusted from $2.85 per share to $2.00 per share.

On November 16, 2020, in connection with the closing of the Axion Share Exchange Agreement, the Company granted Cern One, a warrant to purchase 1,914,250 shares of the Company’s common at an exercise price of $2.00 per share (the “Creditor Warrants”), which is only exercisable upon the occurrence of certain events, including the approval of such issuance by the stockholders of the Company. The Creditor Warrants vest on the later of (a) the date the Series B Preferred Stock and Series C Preferred Stock convert into common stock and the earlier of (i) the date the Axion Debt is fully repaid by Axion or (ii) the date that the Company obtains 51% or more of the voting control of, and economic rights to, Axion (the “Vesting Date”), provided that such Vesting Date must occur before November 16, 2021, or the Creditor Warrants will terminate. The Creditor Warrants have a term ending on the second anniversary of the Vesting Date.

The following table sets forth common stock purchase warrants outstanding as of November 30, 2020 and February 29, 2020, and changes in such warrants outstanding for the nine months ended November 30, 2020:

	Warrants	Weighted Average Exercise
Outstanding, February 29, 2020	1,347,391	$3.32
Warrants granted	1,923,850	$2.00
Warrants exercised/forfeited/expired	(100,320)	$(3.30)
Outstanding, November 30, 2020	3,170,921	$2.48
Common stock issuable upon exercise of warrants	3,170,921	$2.48

At February 29, 2020, there were warrants outstanding to purchase 1,347,391 shares of common stock with a weighted average exercise price of $3.32 and a weighted average remaining life of 2.30 years.

At November 30, 2020, there were warrants outstanding to purchase 3,170,921 shares of common stock with a weighted average exercise price of $2.48 and a weighted average remaining life of 1.59 years.

Related Party Transactions

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 as of November 30, 2020 and February 29, 2020. These dividends will only be payable when and if declared by the Board. The dividends are owed to Donald P. Monaco, our Chairman, and William Kerby, our CEO and a director.

Note 8 – Commitments and Contingencies

Our executive, administrative and operating offices are primarily located in Weston, Florida where we leased approximately 2,500 square feet of office space at 2690 Weston Road, Suite 200, Weston, Florida 33331. In accordance with the terms of the office space lease agreement, the Company was renting the commercial office space, for a term of three years from January 1, 2016 through December 31, 2018. Monthly rental costs for calendar years 2017, 2018 and 2019 were $6,695, $6,896 and $6,243, respectively per month.

The office lease described above terminated early on March 31, 2018, at the request of the landlord, without penalties to the Company. The Company entered into a new contract for new office space encompassing approximately 2,500 square feet at 2893 Executive Park Drive Suite 201, Weston, Florida 33331. The lease has a term of three years from April 15, 2018 through April 14, 2021. Monthly rental costs for the periods ending April 14, 2019, 2020 and 2021 are $6,243, $6,492 and $6,781, respectively.

On October 1, 2019, the Company entered into a new contract for a new call center, approximately 4,048 square feet, at 6345 South Pecos Road, Suites 206, 207, and 208, Las Vegas, Nevada 89120. The lease has a term of one year from October 1, 2019 through September 30, 2020. Monthly base rental costs; (i) $ 3,643 from October 1, 2019 through November 30, 2019 and (ii) $3,789 from December 1, 2019 through September 30, 2020. The rent also includes the monthly payment of the operating expenses (Tenant’s Proportionate Share of the Building and/or Project) which costs approximately $1,100 per month. We did not renew this lease.

The rent for the quarters ended November 30, 2020, August 31, 2020 and May 31, 2020 was $16,855, $33,628 and $19,447, respectively. The Company recorded operating lease Right-to-Use asset of $15,843 along with current operating lease liability of $16,362 and long-term operating lease liability of $0 as of November 30, 2020.

The following schedule represents obligations under written commitments on the part of the Company that are not included in liabilities:

	Current	Long Term
	For the year ended
	2021	2022	Total
Leases	$20,342	$1,471	$21,813
Insurance	8,946	7,288	16,234
Other	2,025	8,100	10,125
Totals	$31,313	$16,859	$48,172

F-24

The Company is committed to pay three to six months’ severance in the case of termination or death to certain key officers, and up to 12 months upon a termination in connection with a change in control in some cases.

Legal Matters

The Company is involved, from time to time, in litigation, other legal claims and proceedings involving matters associated with or incidental to our business, including, among other things, matters involving breach of contract claims, intellectual property, employment issues, and other related claims and vendor matters. The Company believes that the resolution of currently pending matters will not individually or in the aggregate have a material adverse effect on our financial condition or results of operations. However, assessment of the current litigation or other legal claims could change in light of the discovery of facts not presently known to the Company or by judges, juries or other finders of fact, which are not in accord with management’s evaluation of the possible liability or outcome of such litigation or claims.

On March 28, 2016, the Company was presented with a Demand for Arbitration, pursuant to Rule 4(a) of the American Arbitration Association Commercial Rules of Arbitration, whereby Acknew Investments, Inc. and Vice Regal Developments Inc. (Claimants) are arguing that $700,000 is due to them, even though they have already been paid said amounts through preferred shares that were issued as a guarantee and which Claimants converted into shares of common stock. In connection with the purchase of the stock of the entity that eventually became RealBiz Media Group, Inc. (and subsequently Verus International, Inc.), the Company issued 380,000 shares of Monaker Series D Preferred Stock shares with a value of $1,900,000, which was considered the $1,200,000 value of the stock portion of the purchase price and was also meant to guaranty the payment of the balance of $700,000. The Company contends that the obligation to pay the $700,000 was extinguished with the conversion of the Monaker Series D Preferred Stock shares into shares of common stock. The date for arbitration has not been set and the Company will vehemently defend its position.

The Company is unable to determine the estimate of the probable or reasonable possible loss or range of losses arising from the above legal proceedings; however, the Company denies the plaintiffs’ claims and intends to vehemently defend itself against the allegations. As of November 30, 2020, there has been no further update on the arbitration.

On April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS, Inc. (“IDS”) and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida (Case No. CACE-20-007088). Pursuant to the complaint, the Company alleged causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the 1,968,000 shares of restricted common stock of the Company (the “IDS Shares”) issued to IDS pursuant to the terms of an Intellectual Property Purchase Agreement in August 2019 (the “IP Purchase Agreement”) and preventing such persons from selling or transferring any IDS Shares, seeks damages from the defendants, rescission of the IP Purchase Agreement, attorneys fees and other amounts.

The complaint was filed as a result of IDS’s failure to deliver the intellectual property assets which the Company purchased pursuant to the IP Purchase Agreement (the “IP Assets”), certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder. IDS, through its counsel, sent a letter threatening to bring a shareholders’ derivative action and/or direct suit against the Company. In response to such letter, the Board of Directors empowered the governance committee to conduct an internal investigation into the claims, which investigation is ongoing. Management of the Company believes the claims are meritless.

On April 29, 2020, the Company filed a Verified Motion for Temporary Injunction (the “Injunction Motion”). The Court has not yet scheduled a hearing on the Injunction Motion. A clerk’s default has been entered against one of the defendants, TD Assets Holding, LLC for failing to timely respond to the complaint. By agreement of the parties, the deadline for certain of the defendants, Navarro Hernandez, P.L., and Aaron M. McKown, to respond to the Complaint has been stayed. Defendants IDS, TD Assets Holding, LLC, and Ari Daniels were served, but did not file with the clerk of the court, an answer, affirmative defenses, and counterclaims (the “Answer and Counterclaim”). The Answer and Counterclaim included alleged breach of contract and tort claims against the Company. On September 17, 2020, the Company moved to strike the affirmative defenses and dismiss the counterclaims. On October 5, 2020, defendants IDS, TD Assets Holding, LLC, and Ari Daniels filed an amended Answer and Counterclaim, including alleged breach of contract, tort, and federal securities claims against the Company, Mr. William Kerby, our Chief Executive Officer and an employee of the Company. The Company intends to vigorously pursue the claims asserted in the complaint and the Company and its officer/employee denies the claims alleged in the Answer and Counterclaim and will vigorously defend such claims.

If the Company does not prevail, it will retain the rights to the IP Assets and may elect to complete the source code that was acquired from IDS to make the source code production ready. If the Company prevails in the lawsuit, the Company will return the IP Assets to IDS. Therefore, until such time as the disposition of the lawsuit is determined, the Company will keep the “CIP – IDS Project” assets recorded at a value of $5 Million. Once a determination on the lawsuit has been made, Monaker will take appropriate action regarding the value of these assets. Mediation is scheduled for February 3rd and a three day hearing is scheduled for the week of February 15th.

F-25

On July 27, 2020, the Company entered into a confidential settlement agreement with certain of the defendants in the IDS matter, Navarro Hernandez, P.L., Aaron M. McKown, and Jeffery S. Bailey. The settlement provided for mutual releases of the parties and amounts payable from such parties to the Company in four tranches, in consideration for such settlement, of which all such payments have been timely paid pursuant to the terms of the settlement.

Note 9 – Business Segment Reporting

Accounting Standards Codification 280-16 “Segment Reporting” established standards for reporting information about operating segments in annual consolidated financial statements and required selected information about operating segments in interim financial reports issued to stockholders. It also established standards for related disclosures about products, services, and geographic areas. Operating segments are defined as components of the enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance.

The Company has one operating segment consisting of various products and services related to its online marketplace of travel and related logistics including destination tours / activities, accommodation rental listings, hotel listings, air and car rental. The Company’s chief operating decision maker is considered to be the Chief Executive Officer. The chief operating decision maker allocates resources and assesses performance of the business and other activities at the single operating segment level.

Note 10 – Subsequent Events

The Company has evaluated subsequent events occurring after the balance sheet date and has identified the following:

On December 1, 2020, the Company made a payment of $1,196,030 to National Bank to satisfy the outstanding balance of the line of credit which consisted of $1,192,716 of principal and $3,313 of accrued interest (which line of credit is described above under “Note 5 – Line of Credit and Notes Payable—The National Bank of Commerce (FKA: Republic Bank Line of Credit)”.

On December 1, 2020, the Company made a payment of $800,000 under the Revolving Monaco Trust Note, including $748,069 of principal and $51,931 of interest owed thereunder (which note is described above under “Note 6 – Related Party Promissory Notes and Transactions”).

On December 1, 2020, the Company made a payment of $192,511 to Iliad to satisfy the outstanding balance of the Iliad Note which consisted of $147,174 of principal and $45,337 of accrued interest (which note is described above under “Note 5 – Line of Credit and Notes Payable—Note Purchase Agreement: Iliad Research and Trading, L.P.”).

On December 7, 2020, the Company made a payment of $250,000 to exercise its agreement option with JANIIS, Inc., to purchase a perpetual license of JANIIS’ proprietary vacation rental management software, which is used by property managers to manage the property rental business.

On December 8, 2020, on December 28, 2020 and on January 6, 2021, HotPlay advanced Monaker $350,000, $100,000 and $50,000, respectively, under the terms of the HotPlay Exchange Agreement. The advances were evidenced by HotPlay Convertible Notes in the amount of each advance, and an effective date as of the date of each advance. The HotPlay Convertible Notes totaled $3.0 million as of the date of this report. The HotPlay Convertible Notes are described in greater detail under “Note 5 – Line of Credit and Notes Payable—HotPlay Convertible Notes”, above.

On or around December 9, 2020, a warrant holder exercised warrants to purchase 40,000 shares of the Company’s common stock and paid the aggregate exercise price of $80,000 ($2.00) per share. The shares underlying the warrants were registered on a Form S-3 registration statement.

On December 11, 2020, the Company entered into an agreement with, and paid an implementation fee of $31,500 to, Odysseus Solutions, LLC, to license its white-label booking platform to support the Company’s launch of a cruise program in early 2021.

On or around December 11, 2020, a warrant holder exercised warrants to purchase 65,000 shares of the Company’s common stock and paid the aggregate exercise price of $130,000 ($2.00) per share. The shares underlying the warrants were registered on a Form S-3 registration statement.

Effective on December 11, 2020, the Company entered into a letter agreement with Morton, which revised the terms of the SPA. Pursuant to the letter agreement, we agreed to accelerate the payment of an aggregate of $150,000 of the $300,000 which was payable pursuant to the terms of the SPA on or prior to April 15, 2021 (which amount was promptly paid), in consideration for Morton agreeing to withdraw a prior demand he had made for the Company to file a registration statement to register the 200,000 shares of common stock previously issue to Morton pursuant to the terms of the SPA. We also agreed to file a registration statement to register the 200,000 shares no later than January 31, 2021. The SPA is described in greater detail above under “Note 4 – Acquisitions and Dispositions— Purchase of Longroot, Inc.”

On December 15, 2020, the Company made a payment of $450,000 to Morton pursuant to the terms of the SPA to acquire Longroot. The SPA is described in greater detail above under “Note 4 – Acquisitions and Dispositions— Purchase of Longroot, Inc.”

On or around December 28, 2020, a warrant holder exercised warrants to purchase 5,000 shares of the Company’s common stock and paid the aggregate exercise price of $10,000 ($2.00) per share. The shares underlying the warrants were registered on a Form S-3 registration statement.

F-26

On December 28, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Kingswood Capital Markets, division of Benchmark Investments, Inc. (“Kingswood”) and Aegis Capital Corp. (“Aegis”), as representatives of the underwriters name therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 3,080,000 shares of the Company’s common stock at a public offering price of $2.50 per share. The Company also granted the underwriters a 45-day option to purchase up to an additional 462,000 shares of Common Stock to cover over-allotments, if any, which over-allotment option was exercised in full on January 13, 2021. The Offering closed on December 31, 2020. Kingswood and Aegis acted as the book-running managers for the Offering. The shares of common stock sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2018 and declared effective on July 2, 2018 (File No. 333-224309) (the “Registration Statement”). The Offering was made by means of a prospectus forming a part of the effective registration statement. The Company paid the Underwriters a cash fee equal to 6% of the aggregate gross proceeds received by the Company in connection with the Offering, paid the Underwriters a non-accountable expense allowance equal to 1% of the aggregate gross proceeds received by the Company in connection with the Offering, and reimbursed certain expenses of the Underwriters. The net proceeds to the Company from the Offering, after deducting the underwriting discounts and commissions and Offering expenses, were approximately $8.1 million.

On January 4, 2021, the Company made a payment of $2,070,411 under the Revolving Monaco Trust Note, including $2,049,523 of principal and $20,888 of interest owed thereunder (described above under “Note 6 – Related Party Promissory Notes and Transactions”) to satisfy the outstanding balance thereof.

On January 4, 2021, the Company made a payment of $188,061 to Sunrise Sawgrass LLC for a security and rent deposit related to 5,952 rentable square feet of new office space for which occupancy will commence no later than April 1, 2021. The lease agreement, which was signed on December 24, 2020, will become the Company’s new corporate office located at 1560 Sawgrass Corporate Parkway Suite 130, Sunrise, Florida 33323, and will expire on the last day of the 89th month following the commencement date. The current office space lease at 2893 Executive Park Dr, Suite 201, Weston, Florida 33331 will not be renewed. Monthly rent under the lease increases each year during the term of the lease, from between $11,160 per month (for the first year of the lease), to $13,734 during the last year of the lease term, provided that no rent is due for the first five months of the lease term.

On January 5, 2021, the Company, through Longroot, subscribed to purchase an additional 100 shares of Longroot Cayman, in consideration for $1 million. The subscription was made pursuant to certain pre-emptive rights set forth in a shareholders’ agreement entered into between the shareholders of Longroot Cayman and brought Longroot’s ownership of Longroot Cayman up to 75%.

Currently Longroot owns an approximate 36.75% indirect interest in Longroot Thailand, due to its ownership of 75% of Longroot Cayman, which in turn owns 49% of Longroot Thailand (75% x 49% = 36.75%)), provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand.

On January 6, 2021, the Company, HotPlay and the HotPlay Stockholders entered into a Third Amendment to Share Exchange Agreement (the “Third HotPlay Amendment”), which amended the HotPlay Exchange Agreement to:

●          Fix the number of shares of Monaker common stock issuable to the HotPlay stockholders at the Closing at 52,000,000 shares of common stock;

●          Extend the date by which the HotPlay Exchange Agreement is required to be completed until February 28, 2021 (from December 31, 2020);

●          Allow Monaker the ability to issue (a) shares of common stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company and (b) securities issued upon the exercise or exchange of or conversion of any securities outstanding on the date of the agreement, without the prior consent of HotPlay or the HotPlay stockholders and further allow for additional securities of Monaker to be issued prior to closing with the approval of HotPlay or Red Anchor;

●          Provide for HotPlay and the HotPlay Stockholders to approve all transactions of Monaker which were disclosed in its Securities and Exchange Commission filings from the date of the original HotPlay Exchange Agreement, through the date of the Third HotPlay Amendment;

●          Provide for there to be eight members of the board of directors at closing (provided that the parties have since agreed informally to increase such number of directors to nine), with four appointed by HotPlay, two appointed by Monaker, and two (now three pursuant to the agreement of the parties) appointed mutually by Monaker and HotPlay; and

●          Allow for Monaker to enter into agreements and take actions outside of the ordinary course of business through the closing date with the prior consent of HotPlay.

F-27

On January 6, 2021, the Company, the Axion Stockholders and the Axion Creditors entered into a First Amendment to the Amended and Restated Share Exchange Agreement, which amended the Amended and Restated Share Exchange entered into between the Company, the Axion Stockholders and the Axion Creditors, to:

●          correct certain errors originally included in the Axion Share Exchange Agreement, regarding the ownership of certain shares of Axion which were exchanged by the Axion Stockholders party thereto, and to correct the allocation of the shares of Series B Preferred Stock issuable to certain of the Axion Stockholders in connection therewith;

●          provide for the assignment of various shares of Series B Preferred Stock between certain of the Axion stockholders to correct the allocations of the Series B Preferred Stock between such stockholders, based on the pro rata issuance of such shares in exchange for the shares of Axion held by such Axion stockholders on the effective date of such Axion Share Exchange Agreement;

●          remove Uniq Other Vendors as an Axion Stockholder (and Series B Preferred Stockholder), from such Axion Share Exchange Agreement;

●          allow for the parties to mutually determine to not transfer record ownership of the shares of Axion which the Company acquired pursuant to the Axion Share Exchange Agreement to the Company and that the parties can instead enter into an agreement providing the Company voting and economic rights to such shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such shares; and

●          agree to the amendment and restatement of the Series B Preferred Stock of the Company as discussed below.

Also on January 6, 2021, stockholders holding a majority of the outstanding shares of Series B Preferred Stock of the Company approved an amendment and restatement of the designation of the Series B Preferred Stock, which was previously approved by the board of directors of the Company on December 14, 2020, and which amended and restated designation was filed with the Secretary of State of Nevada on January 8, 2021, which amended the Series B Preferred Stock to fix the number of shares of common stock issuable upon conversion of the Series B Preferred Stock at 7,417,700 shares of Monaker common stock.

On January 6, 2021 and January 14, 2021, the Company made payments of $1,540,000 and $231,000 respectively, under the Streeterville Note, which payment was required pursuant to the terms of such note (as a required prepayment thereof, and in connection with a 10% penalty thereon), in connection with the Company’s underwritten offering. The Streeterville Note is described in greater detail under “Note 5 – Line of Credit and Notes Payable—Note Purchase Agreement: Streeterville Capital, LLC”.

Effective on January 12, 2021, Monaker, NextTrip Holdings, LLC, a newly formed Florida limited liability, which is wholly-owned by Monaker (“NextTrip”), HotPlay, and the HotPlay Stockholders, entered into a Subsidiary Formation and Funding Agreement (the “Formation and Funding Agreement”). The entry into the Formation and Funding Agreement was a required condition to closing the HotPlay Exchange Agreement, which required that Monaker transfer all of its pre-existing operations into a newly formed, wholly-owned subsidiary and that Monaker execute an agreement acceptable in form to Monaker and the principal HotPlay Stockholder providing for the operations of NextTrip, including governance and funding requirements associated therewith.

According to the Formation and Funding Agreement, Monaker agreed, prior to the closing date of the HotPlay Share Exchange, to transfer all of the assets, operations, material agreements, employees, and goodwill of Monaker relating to travel operations and business (collectively, the “travel operations”) to NextTrip to insulate the travel operations from the remainder of Monaker’s post-closing operations and allow for Monaker’s pre-closing management to continue to manage the travel operations post-closing pursuant to the terms of the NextTrip operating agreement (defined below). The Formation and Funding Agreement also provides for all North American payroll for Monaker’s travel operations to be paid through, and run by, NextTrip.

The Formation and Funding Agreement also requires Monaker (which at that time will have acquired 100% ownership of HotPlay), to transfer, within five (5) business days of the closing, no less than $5.8 million (less pre-closing advances (defined below)) of the cash held on the books of HotPlay at the time of closing to NextTrip (the “initial advance”). The initial advance will be available for use by NextTrip to retire debt of NextTrip (and/or debt of Monaker), fund operations, further develop the travel operations, and for such other purposes which are approved by the Board of Managers of NextTrip. “Pre-closing advances” means the aggregate amount of the HotPlay loans. The initial advance shall not be a loan, but shall instead be deemed a capital contribution from Monaker to NextTrip.

The Formation and Funding Agreement also requires Monaker to advance an additional $10 million to NextTrip in 2021, pursuant to a mutually agreed-upon schedule of advances (the “subsequent advances”, and together with the initial advance, the “advances”). The subsequent advances shall similarly not be a loan, but shall instead be deemed further capital contributions by Monaker to NextTrip.

Additionally, as a separate requirement from the requirement to make the advances, Monaker is required to continue to fund all NextTrip expenses and operations, for so long as Monaker owns at least 50% of NextTrip, provided that NextTrip stays within 130% of a budget approved by the Board of Managers of NextTrip on an annual (calendar year) basis (the “budget threshold”). In the event NextTrip exceeds the budget threshold in any calendar year, Monaker shall not be required to fund more than the budget threshold in such calendar year, but shall be required to fund the approved budget (in an amount of up to the then applicable budget threshold) in subsequent calendar years. Monaker is also required to promptly pay for, or reimburse NextTrip for (at the option of NextTrip), all legal, audit, insurance, employee, administrative work, and other expenses paid or incurred by NextTrip on behalf of Monaker.

F-28

Under the Funding and Formation Agreement, NextTrip is required to assume all of the contractual and other obligations and liabilities of Monaker incurred before closing, provided that if such formal assumption is deemed too difficult or impracticable by NextTrip, or such formal assumption would trigger any defaults, required consents, or would be subject to any prerequisites, instead of formally assuming such obligations, NextTrip is required to pay such obligations as they come due and according to their terms (as such may be amended and modified from time to time).

Additionally, if Monaker’s currently pending lawsuit with IDS, Inc. (“IDS”), results in IDS returning the 1,968,000 shares of restricted common stock of Monaker which were originally issued to IDS in August 2019 (the “IDS Shares”), NextTrip shall, with the approval of the Board of Directors of Monaker, which shall not be unreasonably withheld or delayed, be able to use, and have issued for its benefit, such number of shares of Monaker for acquisitions and strategic transactions which benefit NextTrip and the travel operations, at the request of the NextTrip Board of Managers.

Finally, the Funding and Formation Agreement provided that NextTrip was required, before the closing, to adopt an operating agreement, which is discussed below, and which was adopted on January 11, 2021.

On January 11, 2021, Monaker, as sole-owner of NextTrip adopted the Operating Agreement of NextTrip (the “operating agreement”). The operating agreement sets forth the framework for the governance and operation of NextTrip. The operating agreement includes standard representations and warranties of members of NextTrip, customary indemnification and confidentiality obligations, and other customary and standard terms relating to the governance of limited liabilities companies.

The operating agreement provides for a three-person Board of Managers (“Board of Managers”) who manage NextTrip. Of those three members, two of such members are appointed by William Kerby and Donald P. Monaco, the current Chief Executive Officer and director and Chairman of the board of directors of NextTrip, and one of the members of the Board of Directors is selected by Monaker. Such designees can remove the managers they can appoint, replace such members from time to time in their discretion, and choose which persons fill vacancies created on the Board of Managers (to the extent such vacancies relate to positions they have authority to fill).

The initial members of the Board of Managers of NextTrip are (1) Mr. Kerby, (2) Mr. Monaco, and (3) J. Todd Bonner, a director of HotPlay.

The Board of Managers are tasked with creating a budget for NextTrip from time to time, but at least annually. The Managers have authority, without member approval, to have full, complete, and exclusive authority to manage and control the business, affairs, and properties of NextTrip, which includes, among other things, the ability to operate NextTrip and to enter into agreements and contracts, open and maintain bank accounts, borrow money, take actions in connection with the operation of NextTrip’s business, acquire, sell and operate properties and assets, obtain insurance, incur legal and other fees, employ employees and consultants, make expenditures and undertake other decisions or acts.

Member approval is required however if the Board of Managers desires to take certain material transactions affecting NextTrip, including to (a) amend the operating agreement or the Articles of Organization of NextTrip; (b) change the character of the business of the company; (c) sell all or substantially all of NextTrip’s assets; (d) mortgage or encumber all or substantially all of NextTrip’s assets; (e) undertake any action that would make it impossible for NextTrip to carry on its business, subject to certain limited exceptions; (f) approve any transaction with any affiliate of NextTrip other than arm’s length terms; (g) make any expenditure greater than $50,000, which is not outlined in an approved budget; or (h) confess a judgment against NextTrip.

Mr. Kerby serves as the Chief Executive Officer of NextTrip, and has the authority to appoint employees of NextTrip, and set forth their positions and salaries with NextTrip, and to further provide for the bonuses payable to such persons, provided that such compensation and bonuses do not exceed more than $500,000 in aggregate.

The operating agreement also provides that the Board of Managers, in their sole discretion, subject to applicable law, and advice of counsel, may determine that it is in the best interests of NextTrip to spin-off the membership interests of NextTrip held by Monaker to Monaker’s stockholders (a “spin-off” and a “spin-off determination”). In the event of a spin-off determination, the board of directors of Monaker is required to hold a Special Meeting of the board of directors to discuss such spin-off determination (the “spin-off meeting”), and whether or not such spin-off determination is in the best interests of Monaker and its stockholders. Notwithstanding the foregoing, it is to be presumed that such spin-off is in the best interests of Monaker and its stockholders. In the event the board of directors determines not to move forward with a spin-off, the Board of Managers may make additional spin-off determinations in the future, subject to the obligation of the board of directors of Monaker to approve such spin-offs. If the board of directors of Monaker determines to move forward with the spin-off, the spin-off will proceed according to applicable law, and if necessary, NextTrip will convert into a corporation prior to, or in connection with, such spin-off. Notwithstanding the rights of the Board of Managers above, neither Monaker, NextTrip, or the Board of Managers have any present intention to affect a spin-off of NextTrip.

Additionally, if the board of directors of Monaker has determined to proceed with a spin-off, the number of authorized membership interests of NextTrip are automatically increased by 33%, after which time the Board of Managers are authorized to issue additional membership interests of NextTrip to managers, officers, management, employees, or consultants of NextTrip, in their sole discretion, in consideration for services rendered or to be rendered.

The operating agreement may only be amended with the majority approval of the Board of Managers and the unanimous approval of the members (i.e., Monaker).

F-29

Monaker does not anticipate transferring its operations to NextTrip until right before the closing of the HotPlay Share Exchange, and currently NextTrip has no assets or operations.

On January 15, 2021, the Company entered into a Founding Investment and Subscription Agreement (the “Investment Agreement”) with Reinhart Interactive TV AG, a company organized in Switzerland (“Reinhart”), and Jan C. Reinhart, the founder of Reinhart (“Founder”). The Investment Agreement contemplates the Company acquiring 51% of the ownership of Reinhart, in consideration for a capital contribution of 10,000,000 Swiss Francs (approximately $11.2 million), of which it is contemplated that one-half (approximately $5.6 million), will be paid in cash and one-half will be paid in restricted shares of the Company’s common stock (valued at approximately $5.6 million). The closing of the transactions contemplated by Investment Agreement is to take place on April 1, 2021, or earlier if the conditions to closing are earlier satisfied. Conditions to closing include the Company paying the required capital contribution, approval of the transaction by the board of directors of the Company and Reinhart, and certain requirements and confirmations required by Swiss law. The Investment Agreement includes customary representations and warranties of the parties. We also agreed to reimburse the Founder’s legal fees of up to 30,000 Swiss Francs (approximately $33,670) in connection with the transaction. Additionally, in the event we fail to close the transactions contemplated by the Investment Agreement by April 1, 2021, we agreed to pay the Founder 500,000 Swiss Francs (approximately $560,000), as a break-up fee.

Reinhart is in the business of providing a software-based TV and video distribution platform to telecom operators and digital content owners and providing services to telecom operators and digital content owners for user interaction design, as well as software development, deployment and support.

In connection with our entry into the Investment Agreement, we entered into a Founding Shareholders’ Agreement with the Founder setting forth certain rules for the governance and control of Reinhart.

F-30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Monaker Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Monaker Group, Inc. (“the Company”), as of February 29, 2020 and February 28, 2019, and the related statements of operations, changes in stockholder’s equity and cash flows for the years then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company as of February 29, 2020 and February 28, 2019, and the consolidated results of its operations and its cash flows for the years ended February 29, 2020 and February 28, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of a Matter

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #2 to the financial statements, the Company has an accumulated deficit and limited financial resources. This raises substantial doubt about its ability to continue as a going concern. Management’s plan with regard to these matters is also described in Note #2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ Thayer O’Neal Company, LLC

Thayer O’Neal Company, LLC

We have served as the Company’s auditor since 2019

Sugar Land, Texas

May 29, 2020

F-31

Monaker Group, Inc. and Subsidiaries

Consolidated Balance Sheets

	February 29,	February 28,
	2020	2019
Assets
Current Assets
Cash	$162,506	$32,979
Prepaid expenses and other current assets	334,995	25,873
Investment in unconsolidated affiliate – Short-term	979,954	—
Security deposits	53,279	38,529
Notes receivable, net	37,500	—
Total current assets	1,568,234	97,381

Investment in unconsolidated affiliates	1,849,077	8,096,239
Website Development costs and intangible assets, net	6,712,547	1,941,816
Fixed Assets, net	19,664	—
Operating lease right-of-use asset	76,762	—
Due from Distributor	—	12,410
Total assets	$10,226,284	$10,147,846

Liabilities and Stockholders’ Equity
Current Liabilities
Line of Credit	$1,192,716	$1,193,000
Accounts payable and accrued expenses	833,679	692,383
Notes payable, related parties	1,575,000	350,000
Operating lease liability	76,762	—
Other current liabilities	400,692	44,816
Total current liabilities	4,078,849	2,280,199

Total liabilities	4,078,849	2,280,199

Commitments and contingencies

Stockholders’ equity
Series A Preferred stock, $.01 par value; 3,000,000 authorized; 0 and 0 shares issued and outstanding at February 29, 2020 and February 28, 2019, respectively	—	—
Common stock, $.00001 par value; 500,000,000 shares authorized; 13,064,339 and 9,590,956 shares issued and outstanding at February 29, 2020 and February 28, 2019, respectively	131	96
Additional paid-in-capital	122,000,201	114,265,762
Accumulated deficit	(115,852,897)	(106,398,211)
Total stockholders’ equity	6,147,435	7,867,647
Total liabilities and stockholders’ equity	$10,226,284	$10,147,846

The accompanying notes are an integral part of these consolidated financial statements.

F-32

Monaker Group, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the years ended
	February 29,	February 28,
	2020	2019
Revenues
Travel and commission revenues	$441,769	$505,187
Gross revenues	441,769	505,187

Cost of revenues	(352,963)	(400,814)
Gross profit	88,806	104,373

Operating expenses
General and administrative	2,310,238	1,907,044
Salaries and benefits	1,785,862	1,404,422
Technology and development	1,447,637	1,071,553
Stock-based compensation	377,381	859,659
Selling and promotions expense	135,303	—
Other expense	—	89,475
Total operating expenses	6,056,421	5,332,153

Operating loss	(5,967,615)	(5,227,780)

Other income (expense)
Gain (loss) on sales of assets	—	5,250,000
Valuation (loss) gain, net	(5,267,208)	4,528,596
Interest expense	(164,177)	(163,195)
Contract and legal settlement expenses	(75,000)	(46,200)
Realized gain/(loss) on sale of marketable securities	1,984,870	(42,858)
Other income/(expense)	34,444	—
Total other income (expense)	(3,487,071)	9,526,343

Net (loss) income	$(9,454,686)	$4,298,563

Weighted average number of common shares outstanding
Basic	11,773,633	8,629,224
Diluted	11,773,633	8,629,224

Basic net (loss) income per share	$(0.80)	$0.50

Diluted net (loss) income per share	$(0.80)	$0.50

The accompanying notes are an integral part of these consolidated financial statements.

F-33

Monaker Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the years ended
	February 29,	February 28,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(9,454,686)	$4,298,563

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization and depreciation	295,485	293,804
Stock based compensation and consulting fees	706,957	1,174,659
Unrealized valuation loss (gain) on marketable securities, net	5,267,208	(4,528,596)
Realized (Gain) loss on sale of marketable securities	(1,984,870)	42,857
Gain on sale of assets	—	(5,250,000)
Bad debt expense	—	190,000
Loss on settlement	—	46,200
Changes in operating assets and liabilities:
Decrease/(increase) in prepaid expenses and other current assets	(264,962)	(426)
Decrease in security deposits	—	(23,529)
Increase in accounts payable and accrued expenses	141,296	309,079
Increase/(Decrease) in other current liabilities	355,875	(106,204)

Net cash provided by (used in) operating activities	$(4,937,697)	$(3,553,593)

Cash flows from investing activities:
Payment related to Intangible Assets	(61,805)	—
Purchase of Furniture, Fixture and Equipment	(21,345)	—
Payment related to website development costs	(82,729)	(961,167)
Proceeds from sale of marketable securities	1,984,870	600,000
Proceeds from note receivable - related party	—	40,000
Payment for note receivable - related party	(37,500)	(230,000)

Net cash used in investing activities	$1,781,491	$(551,167)

Cash flows from financing activities:
Proceeds from issuance of common stock	1,785,930	1,797,450
Proceeds from exercise of warrants	275,087	385,875
Proceeds from shareholder loans	—	977,500
Proceeds from promissory notes	1,225,000	—
Payment on shareholder loans	—	(627,500)
Payment on bank loan	(284)	—

Net cash provided by financing activities	$3,285,733	$2,533,325

Net increase/(decrease) in cash	$129,527	$(1,571,435)

Cash at beginning of year	$32,979	$1,604,414

Cash at end of year	$162,506	$32,979

Supplemental disclosure:
Cash paid for interest	$164,177	$78,110

Supplemental disclosure of non-cash investing and financing activity:
Shares issued for intellectual property purchase	$4,920,000	$—
Conversion of notes receivable to investment	—	5,250,000
Issuance of note receivable	$—	$1,600,000

The accompanying notes are an integral part of these consolidated financial statements.

F-34

Monaker Group, Inc. and Subsidiaries
Consolidated Statements of Stockholders’ Equity

For the years ended February 29, 2020 and February 28, 2019

	Preferred Stock A		Common Stock		Additional Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balances, February 28, 2018	—	$—	8,001,266	$80	$111,901,094	$(110,696,774)	$1,204,400

Common stock issued for cash			905,000	9	1,797,450		1,797,459
Warrants Exercised			147,000	1	385,875		385,876
Stock issued for stock compensation			503,300	5	649,205		649,210
Shares issued for Investor Relations			150,000	2	314,998		315,000
Shares Retired due to Termination/Breach of Contract			(140,000)	(1)	(1,039,499)		(1,039,500)
Warrants issued for stock compensation					210,439		210,439
Shares issued for Settlement			20,000	—	46,200		46,200
Anti-Dilution Shares Issued			4,390	—	—		—
Net income						4,298,563	4,298,563
Balances, February 28, 2019	—	$—	9,590,956	$96	$114,265,762	$(106,398,211)	$7,867,647

Common stock issued for cash			1,000,500	10	1,785,920		1,785,930
Warrants Exercised			122,350	1	275,086		275,087
Shares issued for stock compensation			188,533	2	302,305		302,307
Shares issued for Investor Relations			174,000	2	404,648		404,650
Shares issued for Intangible Assets			1,968,000	20	4,919,980		4,920,000
Shares issued for marketing services			25,000	—	46,500		46,500
Net (loss)					—	(9,454,686)	(9,454,686)
Balances, February 29, 2020	—	$—	13,069,339	$131	$122,000,201	$(115,852,897)	$6,147,435

The accompanying notes are an integral part of these consolidated financial statements.

F-35

Monaker Group, Inc.
Notes to the Consolidated Financial Statements
February 29, 2020 and February 28, 2019

Note 1 – Description of Business and Summary of Significant Accounting Policies

Nature of Operations and Business Organization

Monaker Group, Inc. and its subsidiaries (“Monaker”, “we”, “our”, “us”, or “Company”) operate online marketplaces. We believe the most promising part of our business plan is the incorporation of Monaker’s proprietary white label Booking Engine and sizeable alternative lodging rental (ALR) properties into well-established marketplaces (i.e. a business-to-business (B2B) model) thereby facilitating easy access of alternative lodging rentals inventory to contracted global distributor partners.

The Company serves three major constituents: (1) property managers, (2) travelers and (3) other travel/lodging distributors. Property managers integrate their detailed property listings into the Monaker Booking Engine with the goal of reaching a broad audience of travelers seeking ALRs, through distribution channels they could not access otherwise.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Monaker Group, Inc. and all of its wholly and majority-owned subsidiaries and have been prepared in accordance with generally accepted accounting principles (GAAP) in the United States. All significant intercompany transactions and balances have been eliminated in consolidation.

Business Segment

The Company has one operating segment consisting of various products and services related to its online marketplace of travel and accommodation rental listings.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. These differences could have a material effect on the Company’s future results of operations and financial position. Significant items subject to estimates and assumptions include the fair value of investments, the carrying amounts of intangible assets, depreciation and amortization, the valuation of stock options and, deferred income taxes.

Cash and Cash Equivalents

For purposes of balance sheet presentation and reporting of cash flows, the Company considers all unrestricted demand deposits, money market funds and highly liquid debt instruments with an original maturity of less than 90 days to be cash and cash equivalents. The Company had no cash equivalents at February 29, 2020 and February 28, 2019.

Website Development Costs

The Company accounts for website development costs in accordance with ASC 350-50 “Website Development Costs”. Accordingly, all costs incurred in the planning stage are expensed as incurred, costs incurred in the website application and infrastructure development stage that meet specific criteria are capitalized and costs incurred in the day to day operation of the website are expensed as incurred. All costs associated with the websites are subject to straight-line amortization over a three-year period.

F-36

Software Development Costs

The Company capitalizes internal software development costs subsequent to establishing technological feasibility of a software application in accordance with guidelines established by “ASC 985-20-25” Accounting for the Costs of Software to Be Sold, Leased, or Otherwise Marketed, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1. Significant underperformance compared to historical or projected future operating results.

2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business, and

3. Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives. The Company incurred amortization expense of $293,804 and $293,804 during the years ended February 29, 2020 and February 28, 2019, respectively.

Convertible Debt Instruments

The Company records debt net of debt discount for beneficial conversion features and warrants, on a relative fair value basis. Beneficial conversion features are recorded pursuant to the Beneficial Conversion and Debt Topics of the Financial Accounting Standards Board (FASB) Accounting Standards Codification. The amounts allocated to warrants and beneficial conversion rights are recorded as debt discount and as additional paid-in-capital. Debt discount is amortized to interest expense over the life of the debt.

Derivative Instruments

The Company enters into financing arrangements that consist of freestanding derivative instruments or are hybrid instruments that contain embedded derivative features. The Company accounts for these arrangements in accordance with ASC topic 815, Accounting for Derivative Instruments and Hedging Activities (“ASC 815”) as well as related interpretations of this standard. In accordance with this standard, derivative instruments are recognized as either assets or liabilities in the balance sheet and are measured at fair values with gains or losses recognized in earnings. Embedded derivatives that are not clearly and closely related to the host contract are bifurcated and are recognized at fair value with changes in fair value recognized as either a gain or loss in earnings. The Company determines the fair value of derivative instruments and hybrid instruments based on available market data using appropriate valuation models, considering all of the rights and obligations of each instrument.

The Company estimates fair values of derivative financial instruments using various techniques (and combinations thereof) that are considered consistent with the objective measuring fair values. In selecting the appropriate technique, the Company considers, among other factors, the nature of the instrument, the market risks that it embodies and the expected means of settlement. For less complex derivative instruments, such as freestanding warrants, the Company generally uses the Black-Scholes model, adjusted for the effect of dilution, because it embodies all of the requisite assumptions (including trading volatility, estimated terms, dilution and risk free rates) necessary to determine the fair value of these instruments. Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques (such as Black-Scholes model) are highly volatile and sensitive to changes in the trading market price of our common stock. Since derivative financial instruments are initially and subsequently carried at fair values, our income (expense) going forward will reflect the volatility in these estimates and assumption changes. Under the terms of this accounting standard, increases in the trading price of the Company’s common stock and increases in fair value during a given financial period result in the application of non-cash derivative expense. Conversely, decreases in the trading price of the Company’s common stock and decreases in trading fair value during a given financial period result in the application of non-cash derivative income.

F-37

Based upon ASC 815-25 the Company has adopted a sequencing approach regarding the application of ASC 815-40 to its outstanding convertible debentures. Pursuant to the sequencing approach, the Company evaluates its contracts based upon earliest issuance date.

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260) Distinguishing Liabilities from Equity (Topic 480) Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features, II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception. ASU 2017-11 intends to reduce the complexity associated with the issuer’s accounting for certain financial instruments with characteristics of liabilities and equity. Specifically, the FASB determined that a down round feature (as defined) would no longer cause a freestanding equity-linked financial instrument (or an embedded conversion option) to be accounted for as a derivative liability at fair value with changes in fair value recognized in current earnings and is effective in fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company adopted the new standard during 2017, preventing the need to account for several outstanding warrants that contain down round features as derivative instruments.

Reclassification

Certain prior period amounts have been reclassified to conform with the current period presentation. The reclassification has no impact on the total assets, total liabilities, stockholders’ equity and net loss for the period.

Earnings per Share

Basic earnings per share are computed by dividing net income or loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed by dividing net income (loss) by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period.

Revenue Recognition

We recognize revenue when the customer has purchased the product, the occurrence of the earlier of date of travel or the date of cancellation has expired, the sales price is fixed or determinable and collectability is reasonably assured.

Revenue for customer travel packages purchased directly from the Company are recorded gross (the amount paid to the Company by the customer is shown as revenue and the cost of providing the respective travel package is recorded to cost of revenues).

We generate our revenues from sales directly to customers as well as through other distribution channels of tours and activities at destinations throughout the world. We also generate revenue from commissions on bookings and sales of ancillary products and services.

F-38

Payments for tours or activities received in advance of services being rendered are recorded as deferred revenue and recognized as revenue at the earlier of the date of travel or the last date of cancellation (i.e., the customer’s refund privileges lapse).

Cost of Revenue

Cost of revenue consists of cost of the tours and activities, commissions and merchant fees charged by credit card processors.

Selling and Promotions Expense

Selling and promotion expenses consist primarily of advertising and promotional expenses, expenses related to our participation in industry conferences, and public relations expenses.

Advertising Expense

Advertising costs are charged to expense as incurred and are included in selling and promotions expense in the accompanying consolidated financial statements. Advertising expense for the years ended February 29, 2020 and February 28, 2019, was $135,303 and $0, respectively.

Share Based Compensation

Stock-based compensation is accounted for based on the requirements of ASC 718, “Compensation – Stock Compensation”, which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award. The Company recognizes compensation on a straight-line basis over the requisite service period for each award.

The Company adopted ASU No. 2018-7, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting awards (“ASU 2018-7”) on January 1, 2018. As a result, awards made to independent consultants/contractors on or subsequent to January 1, 2018 are measured based on the grant date closing price of the Company’s common stock consistent with awards made to the Company’s employees and directors. Unvested awards issued to independent consultants/ contractors as of the adoption date of January 1, 2018 were remeasured at the adoption date stock price. The Company will recognize the remaining unrecognized value of unvested awards over the remaining performance period, with no further remeasurement through the performance completion date. Prior to the adoption of ASU 2018-7, the Company determined that the fair value of the awards made to independent contractors would be measured based on the fair value of the equity instrument as it is more reliably measurable than the fair value of the consideration received. The Company used the grant date as the performance commencement date, and the measurement date was the date the services were completed, which was the vesting date. As a result, the Company recorded stock-based compensation for these awards over the vesting period on a straight-line basis with periodic adjustments during the vesting period for changes in the fair value of the awards. If there are any modifications or cancellations of the underlying unvested share-based awards, the Company may be required to accelerate, increase or cancel any remaining unrecognized or previously recorded stock-based compensation expense.

Warrant Modifications

The Company treats a modification of the terms or conditions of an equity award in accordance with ASC Topic 718-20-35-3 by treating the modification as an exchange of the original award for a new award. In substance, the entity repurchases the original instrument by issuing a new instrument of equal or greater value, incurring additional compensation cost for any incremental value. Incremental compensation cost shall be measured as the excess, if any, of the fair value of the modified award determined in accordance with the provisions of this Topic over the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date.

F-39

Income Taxes

The Company accounts for income taxes pursuant to the provisions of ASC 740-10, “Accounting for Income Taxes,” which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provisions of the ASC 740 -10 related to, Accounting for Uncertain Income Tax Positions. When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above should be reflected as a liability for uncertain tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for uncertain tax benefits.

The Company has adopted ASC 740-10-25 Definition of Settlement, which provides guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits and provides that a tax position can be effectively settled upon the completion of an examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open. As of February 29, 2020, the Company’s income tax returns for tax years ending February 28, 2019, 2018, 2017, February 29, 2016 and February 28, 2015, 2014, 2013, and February 29, 2012 remain potentially subject to audit by the taxing authorities.

Monaker Group, Inc. follows the guidance of ASC 740, “Income Taxes.” Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry-forwards. No current tax provision has been made in the accompanying statement of income (loss) because no taxes are due currently or were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carry-forward has been recognized, as it is not deemed likely to be realized.

Our effective tax rate was 25.5% for the years ended February 29, 2020 and February 28, 2019. On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act significantly changed the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a move from a worldwide tax system to a territorial system, as well as other changes. As a result of enactment of the legislation, we have not incurred additional income tax expense during the February 29, 2020 and February 28, 2019 fiscal year-ends. The Company does not have exposure to tax on accumulated foreign earnings or an exposure from the repeal of foreign tax credits.

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Fair Value of Financial Instruments

The Company has adopted the provisions of ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs). The hierarchy consists of three levels:

○	Level 1 - Quoted prices in active markets for identical assets or liabilities.
○

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets of liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

○	Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Financial instruments consist principally of cash, accounts receivable, prepaid expenses, notes receivable, net, accounts payable, accrued liabilities, notes payable, related parties, line of credit and certain other current liabilities. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments (see Note 13– Fair Value Measurements).

Recent Accounting Policies Adopted

Leases. In February 2016, the FASB issued new guidance related to accounting and reporting guidelines for leasing arrangements [Accounting Standards Update No. 2016-02, Leases (Topic 842) (the Update)]. The new guidance requires entities that lease assets to recognize assets and liabilities on the balance sheet related to the rights and obligations created by those leases regardless of whether they are classified as finance or operating leases. Consistent with current guidance, the recognition, measurement, and presentation of expenses and cash flows arising from a lease primarily will depend on its classification as a finance or operating lease. The guidance also requires new disclosures to help financial statement users better understand the amount, timing and uncertainty of cash flows arising from leases. This guidance is effective for annual and interim reporting periods beginning after December 15, 2018. Early adoption is permitted and should be applied using a modified retrospective approach. We adopted this new guidance as of March 1, 2019.

The key difference between the previous guidance and the Update is the recognition of a right-to-use asset and lease liability on the statement of financial position for those leases previously classified as operating leases under the old guidance. Implementation of the Update will primarily impact the statement of financial position. It does not include provisions that would significantly impact the statements of operations or cash flows.

The Company’s leases are classified as operating leases. Therefore, the operating right-to-use asset and operating lease liability were recorded on the balance sheet. There is no impact to retained earnings upon adoption. Our monthly rent payment is recorded directly as an expense to the statement of operations and subsequently on the statement of cash flows.

Recent Accounting Pronouncements Not Yet Adopted

Measurement of Credit Losses on Financial Instruments. In June 2016, the FASB issued new guidance on the measurement of credit losses for financial assets measured at amortized cost, which includes accounts receivable, and available-for-sale debt securities. The new guidance replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. This update is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. Early adoption is permitted for annual periods beginning after December 15, 2018, including interim periods within those annual periods. We are in the process of evaluating the impact of adopting this new guidance on our consolidated financial statements.

Note 2 – Going Concern

As of February 29, 2020, and February 28, 2019, the Company had an accumulated deficit of $115,852,897 and $106,398,211, respectively. The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.

We have very limited financial resources. We currently have a monthly cash requirement of approximately $300,000, exclusive of capital expenditures. We will need to raise substantial additional capital to support the on-going operation and increased market penetration of our products including the development of national advertising relationships, increases in operating costs resulting from additional staff and office space until such time as we generate revenues sufficient to support current operations. We believe that in the aggregate, we could require several millions of dollars to support and expand the marketing and development of our travel products, repay debt obligations, provide capital expenditures for additional equipment and development costs, payment obligations, office space and systems for managing the business, and cover other operating costs until our planned revenue streams from travel products are fully-implemented and begin to offset our operating costs. Our failure to obtain additional capital to finance our working capital needs on acceptable terms, or at all, will negatively impact our business, financial condition and liquidity. As of February 29, 2020, we had approximately $4,078,849 of current liabilities. We currently do not have the resources to satisfy these obligations, and our inability to do so could have a material adverse effect on our business and ability to continue as a going concern.

Management’s plans with regard to this going concern are as follows: the Company will continue to raise funds from third parties by way of public or private offerings of equity or debt and sales of shares of other companies currently owned by the Company. Management and members of the Board are working aggressively to increase the viewership of our products by promoting it across other mediums which we anticipate will result in higher revenues. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan and generate greater revenues. Management believes that the actions presently being taken to further implement its business plan and generate additional revenues provide the opportunity for the Company to continue as a going concern.

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Note 3 – Notes Receivable

Current

$230,000 Promissory Note from Bettwork Industries Inc.

On October 10, 2018, we entered into a Promissory Note with Bettwork Industries Inc. (“Bettwork”), a related party, in the amount of $200,000 which was amended and superseded by an Amended Promissory Note dated October 19, 2018, in the amount of $230,000 (the “Bettwork Note”). The Bettwork Note bears interest at 12% per year and matured on February 28, 2019. All interest and the principal balance are due and payable on the maturity date. The Bettwork Note includes a “Default Rate” of eighteen percent (18.0%) per annum and is secured by all of the outstanding preferred stock shares held by the Chairman of the Board of Directors of Bettwork (which provide for super-majority voting rights) and Bettwork is precluded from issuing additional shares of common stock or preferred stock without consent from Monaker. In November 2018, a payment of $40,000 was received and the outstanding principal balance of the Bettwork Note as of February 29, 2020 and February 28, 2019 is $190,000 and $190,000, respectively. An allowance for bad debt of $190,000 (i.e., 100%) was reserved against the Bettwork Note as of February 28, 2019; this amount was recognized as a bad debt expense and is included in general and administrative expenses.

$37,500 Promissory Note from Crystal Falls Investments LLC.

On January 13, 2020, we entered into a Promissory Note with Crystal Falls Investments LLC. (“Crystal”), a related party, in the amount of $37,500. The Crystal Note bears interest at 12% per year and matured on April 14, 2020, and is past due and the parties are discussing an extension. All interest and the principal balance are due and payable on the maturity date. The Crystal Note includes a “Default Rate” of eighteen percent (18.0%) per annum and is secured by 2,000,000 Bettwork’s common shares (BETW) held in escrow with William Eilers. The Company has the right to elect at maturity of this note to either; (i) take cash payment, or (ii) pledged shares, or (iii) any combination of cash and shares. The outstanding principal balance of the Crystal Note as of February 29, 2020 and February 28, 2019 is $37,500 and $0, respectively.

Non-current

Conversion of $1,600,000 Promissory Note Into 2,133,333 Common Stock Shares of Bettwork Industries Inc

On November 21, 2017, we entered into a Purchase Agreement and an addendum thereto (the “Purchase Addendum”) with A-Tech LLC (“A-Tech”) on behalf of its wholly-owned subsidiary Parula Village Ltd. (“Parula”) whereby we purchased from A-Tech, through Parula, ownership of 12 parcels of land on Long Caye, Lighthouse Reef, Belize (the “Property”) for 240,000 shares of restricted common stock valued at a total of $1,500,000. As part of the same consideration, A-Tech agreed to construct 12 vacation rental residences on the Property within 270 days of closing of the transaction (the “Construction Obligation”); and the agreement provided that if the vacation rental residences were not completed within the 270 days, Monaker would cancel 12,000 shares, valued at $75,000 (of the previously issued 240,000 shares of restricted common stock) for each residence not completed. Additionally, in the event the average closing price of Monaker’s common stock for the 10 trading days prior to the 90th day after the closing of the transaction was less than $6.25 per share, Monaker was required to issue additional shares of restricted common stock such that the value of the shares issued to A-Tech totaled $1.5 million. On February 20, 2018 (the first business day following the 90th day after the closing), Monaker issued an additional 66,632 shares of common stock valued at $4.80 per share, for a total of $319,834, to meet the 90-day look-back provision for a guaranteed purchase price of $1.5 million. Bettwork and A-Tech share a common principal.

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On May 31, 2018, Monaker and Bettwork entered into an agreement whereby Bettwork acquired the ‘right to own’ the Property from the Company in consideration for a Secured Convertible Promissory Note in the amount of $1.6 million (the “Secured Note”). The amount owed under the Secured Note accrues interest at a fluctuating interest rate, based on the prime rate, and is due and payable on May 31, 2020. The repayment of the Secured Note is secured by a first priority security interest in the ‘right to own’ and subsequent to the exercise thereof, the Property. Bettwork may prepay the Secured Note at any time, subject to its obligation to provide the Company 15 days prior written notice prior to any prepayment. The Secured Note was convertible into shares of Bettwork’s common stock, at our option, subject to a 9.99% beneficial ownership limitation. The conversion price of the Secured Note was $1.00 per share, unless, prior to the Secured Note being paid in full, Bettwork completed a capital raise or acquisition and issued common stock or common stock equivalents (including, but not limited to convertible securities) with a price per share (as determined in our reasonable discretion) less than the Conversion Price then in effect (each a “Transaction”), at which time the Conversion Price was to be adjusted to match such lower pricing structure associated with the Transaction (provided such repricing shall continue to apply to subsequent Transactions which occur prior to the Secured Note being paid in full as well). On July 2, 2018, this promissory note was exchanged for 2,133,333 shares of Bettwork’s common stock at $0.75 per share. The outstanding principal balance of the Secured Note as of February 29, 2020 and February 28, 2019 is $0 and $0, respectively. A deferred gain liability of $1.6 million had been reserved against the Secured Note on May 31, 2018. Upon the exchange of the note for common stock shares of Bettwork, on July 2, 2018, the deferred gain liability reserve of $1.6 million was reversed and recognized in net income as other income, gain on sales of assets as of February 28, 2019. Bettwork’s common stock is quoted on the OTC Pink market under the symbol “BETW”.

Conversion of $2,900,000 Promissory Note Into 3,866,667 Common Stock Shares of Bettwork Industries Inc

Effective on August 31, 2017, we entered into a Purchase Agreement (the “Purchase Agreement”) with Bettwork. Pursuant to the Purchase Agreement, we sold Bettwork:

(a)	Our 71.5% membership interest in Voyages North America, LLC, a Delaware limited liability company (“Voyages”), including the voyage.tv website and 16,000 hours of destination and promotional videos;
(b)	Our 10% ownership in Launch360 Media, Inc., a Nevada corporation (“Launch360”);
(c)	Rights to broadcast television commercials for 60 minutes every day on R&R TV network stations which rights remain in place until the earlier of (i) the date the shares of Launch360 are no longer held by Bettwork; and (ii) the date that Launch360 no longer has rights to broadcast television commercials on R&R TV network stations, for whatever reason; and
(d)	Our Technology Platform for Home & Away Club and supporting I.C.E. partnership (collectively (a) through (d), the “Assets”).

Bettwork agreed to pay $2.9 million for the assets, payable in the form of a Secured Convertible Promissory Note (the “$2.9 Million Secured Note”). The amount owed under the $2.9 Million Secured Note accrues interest at the rate of (a) six percent per annum until the end of the last day of the month in which the sale occurred; and (b) the greater of (i) six percent per annum and (ii) the prime rate plus 3 3/4% per annum, thereafter through maturity, which maturity date is August 31, 2020, provided that the interest rate increases to twelve percent upon the occurrence of an event of default. As of February 29, 2020 and February 28, 2019, no interest income has been accrued.

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Bettwork may prepay the $2.9 Million Secured Note at any time, subject to its obligation to provide us 15 days written notice prior to any prepayment. The $2.9 Million Secured Note is convertible into shares of Bettwork’s common stock, at our option, subject to a 4.99% beneficial ownership limitation (which may be waived by us with at least 61 days prior written notice). The conversion price of the $2.9 Million Secured Note is $1.00 per share (the “Conversion Price”), unless, prior to the $2.9 Million Secured Note being paid in full, Bettwork completes a capital raise or acquisition and issues common stock or common stock equivalents (including, but not limited to convertible securities) with a price per share (as determined in our reasonable discretion) less than the Conversion Price then in effect (each a “Transaction”), at which time the Conversion Price will be adjusted to match such lower pricing structure associated with the Transaction (provided such repricing shall continue to apply to subsequent Transactions which occur prior to the Secured Note being paid in full as well). On July 2, 2018, this promissory note was exchanged for 3,866,667 shares of Bettwork’s common stock at $0.75 per share. The outstanding principal balance of the $2.9 Million Secured Note as of February 29, 2020 and February 28, 2019 is $0 and $2,900,000, respectively, and, an allowance of $2,900,000 (i.e., 100%) had been reserved against the $2.9 Million Secured Note upon its inception on August 31, 2017. Upon the exchange of the note into common stock shares of Bettwork on July 2, 2018, the deferred gain liability reserve of $2.9 million was reversed and recognized in net income as other income, gain on sales of assets for the year ended February 28, 2019. Bettwork’s common stock is quoted on the OTC Pink market under the symbol “BETW”.

Conversion of $750,000 Promissory Note Into 1,000,000 Common Stock Shares of Bettwork Industries Inc.

On May 16, 2016, the Company entered into a Membership Interest Purchase Agreement with Crystal Falls, for the sale of its 51% membership interest in Name Your Fee, LLC, in exchange for a Promissory Note, maturing on May 15, 2018, in the amount of $750,000 (the “Name Your Fee Note”). The Name Your Fee Note does not accrue interest, is secured by the 51% membership interest in Name Your Fee, LLC and was to be repaid through 20% of the net earnings received in NameYourFee.com through maturity. The Name Your Fee Note contains standard and customary events of default. The principal amount of the note was due on May 15, 2018 and was in default.

On August 31, 2017, we entered into an Assignment and Novation Agreement (the “Assignment”) with Bettwork and Crystal Falls. Pursuant to the Assignment, the Name Your Fee Note, which had a principal balance of $750,000 as of the date of the Assignment, was assigned from Crystal Falls to Bettwork, we agreed to only look to Bettwork for the repayment of the Name Your Fee Note, Bettwork agreed to repay the Name Your Fee Note pursuant to its terms, and we provided Crystal Falls a novation of amounts owed thereunder. Crystal Falls also released us from any and all claims in connection with such Name Your Fee Note and any other claims which Crystal Falls then had. The Assignment also amended the Name Your Fee Note to include an option which allowed us to convert the amount owed under the Name Your Fee Note into shares of Bettwork’s common stock at a conversion price of $1.00 per share. On July 2, 2018, this promissory note was exchanged for 1,000,000 shares of Bettwork’s common stock at $0.75 per share. The outstanding principal balance of the Name Your Fee Note as of February 29, 2020 and February 28, 2019 is $0, and, an allowance for bad debt of $750,000 (i.e., 100%) was reserved against the Name Your Fee Note as of February 28, 2018; this amount was recognized as a bad debt expense included in general and administrative expenses during the fiscal year ended February 28, 2018. Upon the exchange of the note for common stock shares of Bettwork, on July 2, 2018, the reserve of $750,000 was reversed and recognized in net income as other income, gain on sales of assets, as of February 28, 2019. Bettwork’s common stock is quoted on the OTC Pink market under the symbol “BETW”.

Note 4 – Investment in Equity Instruments

We assess the potential impairment of our equity method investments when indicators such as a history of operating losses, negative earnings and cash flow outlook, and the financial condition and prospects for the investee’s business segment might indicate a loss in value.

Verus International, Inc and NestBuilder.com Corp (OTCMKTS: VRUS)

We have recognized an impairment loss on investment in unconsolidated affiliate. As of February 29, 2020, and February 28, 2019, Monaker owned 16,345,101 and 44,470,101 shares of Verus International, Inc. (formerly known as RealBiz Media Group, Inc. (“Verus”)) Series A Preferred Stock, respectively. This interest was written down to zero ($0) as of February 28, 2015.

On December 22, 2017, we entered into a Settlement Agreement with Verus, NestBuilder.com Corp. (“Nestbuilder”) and American Stock Transfer & Trust Company, LLC (“AST”) relating to the dismissal with prejudice of certain pending lawsuits with Verus, including Case No.: 1:16-cv-24978- DLG in the United States District Court for the Southern District of Florida. As part of the Settlement Agreement, Monaker agreed to pay Nestbuilder $100,000 and to issue 20,000 shares of Monaker’s restricted common stock to person(s) to be designated by Nestbuilder; Verus reinstated to Monaker 44,470,101 shares of Verus Series A Convertible Preferred Stock and ratified all rights under the Certificate of Designation as reformed and amended (to provide for a conversion ratio of 1 share of Verus common stock for each 1 share of Verus Series A preferred stock converted) and remove any dividend obligations. The Verus designation was also amended to provide us with anti-dilution protection below $0.05 per share. Also, as part of the Settlement Agreement, Monaker received 49,411 shares of common stock of Nestbuilder. The agreement further provided for each party to dismiss the above referenced lawsuits with prejudice and for general releases from each party. As a result of the settlement, (i) the investment in equity securities, representing 44,470,101 shares of Verus Series A Preferred Stock, is recorded at $0 as of February 28, 2019 and, (ii) the investment in equity securities, representing 49,411 shares of Nestbuilder’s common stock, is recorded at $0 as of February 28, 2019.

F-44

On April 10, 2019 and effective on February 8, 2019, we entered into an Inducement Agreement with Verus. Pursuant to the Inducement Agreement, we agreed to amend the designation of the Series A Convertible Preferred Stock of Verus (the “Series A Preferred Stock”)(of which we held, and continue to hold, 44,470,101 shares of Series A Preferred Stock, which converts into common stock of Verus, and votes on all stockholder matters, on a one-for-one basis, subject to the Ownership Blocker (discussed below)), to remove certain anti-dilution rights described therein; and Verus agreed to issue us 152,029,899 shares of its common stock, following Verus’ planned increase in authorized shares of common stock, pursuant to the anti-dilution rights of that certain Settlement Agreement by and among the Company, Verus, American Stock Transfer & Trust Company, LLC and NestBuilder.com Corp. executed on or about December 22, 2017, as previously disclosed. The designation of the Series A Preferred Stock, as amended, includes a 9.99% beneficial ownership limitation, preventing the Company from converting such Series A Preferred Stock into common stock of Verus (and reducing the voting rights of such preferred stock proportionally), if upon such conversion, the Company, its affiliates and/or any group which it is a part of, would own greater than 9.99% of Verus’ common stock (the “Ownership Blocker”).

On April 10, 2019 and effective on February 8, 2019, we entered into an Inducement Agreement with Verus International, Inc., formerly Realbiz Media Group, Inc. (“Verus” and the “Inducement Agreement”). Pursuant to the Inducement Agreement, we agreed to amend the designation of the Series A Convertible Preferred Stock of Verus (the “Series A Preferred Stock”)(of which we held, and continue to hold, 44,470,101 shares of, which converts into common stock of Verus, and votes on all stockholder matters, on a one-for-one basis, subject to the Ownership Blocker (discussed below)), to remove certain anti-dilution rights described therein; and Verus agreed to issue us 152,029,899 shares of its common stock (valued at approximately $2.2 million, based on a current trading price of Verus’ common stock of approximately $0.015 per share), following Verus’ planned increase in authorized shares of common stock, pursuant to the anti-dilution rights of that certain Settlement Agreement by and among the Company, Verus, American Stock Transfer & Trust Company, LLC and NestBuilder.com Corp. executed on or about December 22, 2017, as previously disclosed.

On April 16, 2019, Verus filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, to increase its authorized common stock from 1,500,000,000 shares to 7,500,000,000 shares and to decrease the par value of its common stock and preferred stock from $0.001 per share to $0.000001 per share. On April 23, 2019, Verus issued us the 152,029,899 shares of common stock.

As of January 31, 2020, Verus has 2,320,876,565 shares of common stock outstanding, 41,444,601 shares of Series A preferred stock outstanding and 430,801 shares of Series C preferred stock outstanding.

On February 29, 2020, the Company owned the 61,247,139 remaining shares of Verus’s common stock at $0.016 per share valued at $979,954.

6,142,856 shares of Bettwork Industries Inc. Common Stock (OTC Pink: BETW)

On July 2, 2018, three Secured Convertible Promissory Notes aggregating $5,250,000 (as described in Note 3 – Notes Receivable), evidencing amounts we were owed by Bettwork, were exchanged for 7,000,000 shares of Bettwork’s common stock at $0.75 per share for a fair value of $5,250,000 as of July 2, 2018. Bettwork’s common stock has a readily determinable fair value as it is quoted on the OTC Pink market under the symbol “BETW”.

F-45

On November 29, 2018 and December 6, 2018, the Company entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and the Chairman of the Board of Directors of the Company; and (b) Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the Board of Directors of the Company, respectively (collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell each of the Purchasers 428,572 shares of restricted common stock (857,144 in total) of Bettwork, which the Company then held (out of the 7 million shares of restricted common stock obtained by the Company pursuant to that certain Debt Conversion Agreement entered into with Bettwork, dated July 3, 2018, as previously disclosed) for an aggregate of $300,000 ($600,000 in total), or $0.70 per share. The purchase price for the Bettwork shares was determined by the Board of Directors of the Company, based on among other things, the recent trading prices of Bettwork’s common stock on the OTC Pink Market, as publicly reported. As additional consideration for entering into the Stock Purchase Agreements, the Company granted each of the Purchasers an option to acquire an additional 1,000,000 shares of restricted common stock of Bettwork for $700,000 ($0.70 per share), which option is exercisable by the applicable Purchaser at any time prior to the twenty-four (24) month anniversary of the closing date of the applicable Stock Purchase Agreement. The allocation of the original acquisition price to the shares purchased by the Monaco Trust resulted in a realized loss on the sale of marketable securities of $21,429. The allocation of the original acquisition price to the shares purchased by Charcoal resulted in a realized loss on the sale of marketable securities of $21,429.

As of August 31, 2018 (the end of the last fiscal quarter prior to the entry into the Stock Purchase Agreements), the Company had valued the above-noted shares of Bettwork’s common stock at the stock’s trading price which was $0.70 per share. The carrying value of the Bettwork shares have been marked to market at the end of each reporting period through February 28, 2019.

On February 29, 2020, the shares of Bettwork’s common stock were trading at $0.25 per share which decreased the fair value of the 6,142,856 remaining shares of Bettwork common stock to $1,535,714 and caused an accumulated fair value loss of $6,081,427 to be realized. The change in fair value of $6,081,427 is recognized in net income (loss) as other income, valuation loss, net, as a valuation loss as of February 29, 2020.

Pursuant to the OTC Markets as of May 11, 2020, Bettwork has 42,403,893 outstanding shares of common stock. The Company’s ownership of 6,142,856 shares of common stock represents a 14.5% interest in Bettwork.

Recruiter.com Group, Inc. formerly Truli Technologies Inc (OTCQB: RCRT).

On August 31, 2016, Monaker entered into a Marketing and Stock Exchange Agreement with Recruiter.com (“Recruiter”). The Agreement required Monaker to issue to Recruiter 75,000 shares of Monaker common stock in exchange for 2,200 shares of Recruiter common stock. Also, Monaker issued to Recruiter an additional 75,000 shares of Monaker common stock for marketing initiatives within the Recruiter platform. In essence, Monaker issued 75,000 shares of its common stock to purchase 2,200 shares of Recruiter and, Monaker issued an additional 75,000 shares of its common stock as a prepayment for marketing and advertising within the Recruiter platform. Recruiter was at that time a private company with a platform that companies and individuals use for employment placements. Monaker’s investment in Recruiter is valued at zero.

On January 15, 2019, pursuant to an Agreement and Plan of Merger / Merger Consideration, Truli Technologies Inc which subsequently changed its name to Recruiter.com Group, Inc. (OTCQB: RCRT) (“Recruiter.com”) acquired Recruiter and Monaker exchanged its 2,200 shares in Recruiter for 11,141,810 shares of Recruiter.com common stock and, as of February 28, 2019, each share of Recruiter.com’s common stock was valued at $0.043. Therefore, as of February 28, 2019, the 11,141,810 shares of Recruiter.com common stock were valued at $479,098 which is included in the valuation gain as of February 28, 2019.

On August 22, 2019, Recruiter.com announced a reverse stock split of its issued and outstanding common stock at a ratio of 1-for-80. This resulted in a reduction in the shares of Recruiter.com’s common stock held by the Company from 11,141,810 shares to 139,273 shares, which shares were valued at $2.70 per share at market closing on the date of the reverse.

As of February 29, 2020, each share of Recruiter.com’s common stock was valued at $2.25 per share which decreased the fair value of the 139,273 shares of Recruiter.com common stock to $313,363 and caused an accumulated fair value loss of $160,164 to be realized. The change in fair value of $160,164 is recognized in net income as other income, valuation loss, net, as a valuation loss as of February 29, 2020.

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Note 5 – Acquisitions and Dispositions

On August 31, 2017, we entered into an Assignment and Novation Agreement (the “Assignment”) with Bettwork and Crystal Falls, as described in “Note 3 – Notes Receivable” above.

On August 31, 2017, we entered into a Purchase Agreement with Bettwork whereby we sold Bettwork Assets certain assets in consideration for a $2.9 Million Secured Note. See “Note 3 – Notes Receivable”– “Conversion of $2,900,000 Promissory Note Into 3,866,667 Common Stock Shares of Bettwork Industries Inc.”

Exponential, Inc (XPO)

On October 23, 2017, we entered into a Platform Purchase Agreement with Exponential, Inc. (“XPO”), which offers a white-label e-commerce platform. Pursuant to the Platform Purchase Agreement, XPO agreed to provide us software development services in connection with the development of an e-commerce platform (the Monaker Booking Engine (MBE)) and related application program interfaces (APIs). In consideration for the services agreed to be rendered by XPO, we issued XPO 200,000 shares of restricted common stock, valued at $1,485,000. Additional consideration for the issuance of the shares included Monaker becoming the exclusive provider of alternative lodging rentals (ALRs) for all travel sales on XPO’s platforms.

The investment in the XPO platform included a platform and API to be delivered to Monaker by November 17, 2017. The 200,000-share purchase price included 140,000 shares for granting Monaker exclusivity for all travel sales on the platforms of all of XPO’s clients. Monaker was granted a 180 day review period for performance of the platform (through May 16, 2018) and if Monaker concluded, at its sole discretion, that the platform did not perform as expected, Monaker could serve notice to cancel travel exclusivity and only maintain exclusivity in the Alternative Lodging Rental (ALR) category by reducing the number of shares due under the Platform Purchase Agreement to 60,000 shares (i.e., cancelling 140,000 of the Shares). The platform, as contracted with XPO, was delivered and it was continuously upgraded by XPO through May 16, 2018. However, the platform did not perform as represented by XPO and Monaker notified XPO of its intent to cancel the travel exclusivity shares (i.e., 140,000 shares) and cancelled those shares on June 29, 2018. The Company maintained exclusivity with XPO and its clients in the ALR category as agreed in the Platform Purchase Agreement in consideration for 60,000 shares, which were not cancelled. Although the 140,000 shares had not been cancelled as of February 28, 2018, due to agreement to cancel the travel exclusivity shares and the failure to connect Monaker’s ALR products to XPO, Monaker reserved 100% of the investment (i.e., 200,000 shares valued at $1,485,000) retroactively to February 28, 2018, and recognized an impairment loss as of February 28, 2018 and reduced the value of the asset to $0 as of February 29, 2020 and February 28, 2019.

On June 28, 2018, XPO’s travel exclusivity shares were cancelled and $1,039,500 of equity was recovered from the cancelling of the 140,000 shares. Since the impairment cannot be restored and the asset has already been reduced to $0, a valuation gain of $1,039,500 is realized for the value recovered in net income as other income, valuation gain, net, for the year ended February 28, 2019.

A-Tech LLC and Bettwork Industries Inc. – Purchase of Right to Own and Conversion of Promissory Notes to Shares of Bettwork

On November 21, 2017, Monaker entered into a Purchase Agreement and an addendum thereto (the “Purchase Addendum”) with A-Tech LLC (“A-Tech”) on behalf of its wholly-owned subsidiary Parula Village Ltd. (“Parula”) whereby Monaker purchased from A-Tech, through Parula, ownership of 12 parcels of land on Long Caye, Lighthouse Reef, Belize (the “Property”) for 240,000 shares of restricted common stock valued at a total of $1,500,000. Additionally, as part of the same consideration, A-Tech agreed to construct 12 vacation rental residences on the Property within 270 days of closing of the transaction (the “Construction Obligation”); and the agreement provided that if the vacation rental residences were not completed within the 270 days, Monaker would cancel 12,000 shares, valued at $75,000 (of the previously issued 240,000 shares of restricted common stock) for each residence not completed. In the event the average closing price of Monaker’s common stock for the 10 trading days prior to the 90th day after the closing of the transaction was less than $6.25 per share, Monaker was required to issue additional shares of restricted common stock such that the value of the shares issued to A-Tech totaled $1.5 million. On February 20, 2018 (the first business day following the 90th day after the closing), Monaker issued an additional 66,632 shares of common stock at $4.80 for a total of $319,834, to meet the 90 day anniversary look-back provision for a guaranteed purchase price of $1.5 million. In the event any encumbrances, taxes, levies, claims or liens of any kind are brought against the Property within 24 months of the closing, Monaker has the right at its sole discretion to either unwind the transaction and cancel all the shares issued to A-Tech or have A-Tech take actions to settle such claims. A-Tech also agreed to a leak out provision which prohibits it from selling shares of common stock exceeding 30% of the weekly volume of our common stock, up to a maximum of 96,000 shares each quarter, starting 180 days from the closing (provided that A-Tech is prohibited from selling any shares prior to the 180th day following the closing). Additionally, A-Tech granted us (or our assigns) a 48 hour first right of refusal to purchase any shares of common stock proposed to be sold by A-Tech at $6.25 per share, prior to A-Tech selling any such shares in the open market.

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On May 31, 2018 effective February 28, 2018, Monaker and A-Tech entered into a First Amendment to the Purchase Agreement, to amend the terms of the Purchase Agreement to (a) provide for the acquisition by Monaker of a ‘right to own’ the Property instead of the ownership of the Property itself, as the title to the Property had not been legally transferred as of such date, which ‘right to own’ had an exercise price of $0 and was transferrable and exercisable by the Company at any time, (b) terminate the Construction Obligation, and (c) to correct certain inaccuracies in the original agreement. The First Amendment also required A-Tech to return 210,632 shares of common stock to Monaker for cancellation and were cancelled for non-performance. The First Amendment to the Purchase Agreement had an effective date of November 21, 2017.

Immediately thereafter, on May 31, 2018, Monaker and Bettwork entered into an agreement whereby Bettwork acquired the ‘right to own’ the Property from the Company in consideration for a Secured Convertible Promissory Note in the amount of $1.6 million (the “Secured Note”). The amount owed under the Secured Note accrues interest at a fluctuating interest rate, based on the prime rate, and is due and payable on May 31, 2020. The repayment of the Secured Note is secured by a first priority security interest in the ‘right to own’ and subsequent to the exercise thereof, the Property. Bettwork may prepay the Secured Note at any time, subject to its obligation to provide us 15 days prior written notice prior to any prepayment. The Secured Note is convertible into shares of Bettwork’s common stock, at our option, subject to a 9.99% beneficial ownership limitation. The conversion price of the Secured Note is $1.00 per share, unless, prior to the Secured Note being paid in full, Bettwork completes a capital raise or acquisition and issues common stock or common stock equivalents (including, but not limited to convertible securities) with a price per share (as determined in our reasonable discretion) less than the Conversion Price then in effect (each a “Transaction”), at which time the Conversion Price will be adjusted to match such lower pricing structure associated with the Transaction (provided such repricing shall continue to apply to subsequent Transactions which occur prior to the Secured Note being paid in full as well). Bettwork and A-Tech share a common principal. On July 2, 2018, this promissory note was exchanged for 2,133,333 shares of Bettwork’s common stock at $0.75 per share. No amount was owed under the Secured Note as of February 29, 2020 and February 28, 2019. A deferred gain liability of $1.6 million had been reserved against the Secured Note on May 31, 2018. Upon the exchange of the note for common stock shares of Bettwork, on July 2, 2018, the deferred gain liability reserve of $1.6 million was reversed and recognized in net income as other income, gain on sales of assets for the year ended February 28, 2019. Bettwork’s common stock is quoted on the OTC Pink market under the symbol “BETW”.

Sale of Bettwork Shares to Directors

On November 29, 2018, the Company sold 428,572 shares of Bettwork common stock to the Monaco Trust, of which Donald P. Monaco is the trustee and Chairman of the Board of Directors of the Company at $0.70 per share for a total of $300,000.

On December 6, 2018, effective November 29, 2018, the Company sold 428,572 shares of Bettwork common stock to Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the Board of Directors of the Company (“Charcoal”), at $0.70 per share for a total of $300,000.

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Note 6 – Website Development Costs and Intangible Assets

The following table sets forth the intangible assets, both acquired and developed, including accumulated amortization as of February 29, 2020 and February 28, 2019:

February 29, 2020

	Useful Life	Cost	Accumulated Amortization	Net Carrying Value
Website platform	1.0 years	$400,000	$400,000	$—
Contracts, domains, customer lists	2.0 years	1,199,447	1,199,447	—
Website platform	3.0 years	37,657	37,657	—
Website development costs	3.0 years	883,776	801,126	82,650
Website development costs (not placed in service)	3.0 years	1,559,262	—	1,559,262
Web platform	4.0 years	598,099	598,099	—
Trademark	Indefinite	6,283	—	6,283
Software Development Costs	3.0 years	48,759		48,759
CIP – IDS Project		5,015,593	—	5,015,593
		$9,748,876	$3,036,329	$6,712,547

During the year ended February 29, 2020, the Company purchased $5,015,593 of the intellectual property including an e-commerce platform from IDS Inc. The cost of purchases was recorded as Capital in Progress (CIP). In addition, The Company incurred $183 in fees to register its trademark and capitalized $48,759 of software development costs.

February 28, 2019

	Useful Life	Cost	Accumulated Amortization	Net Carrying Value
Website platform	1.0 years	$400,000	$400,000	$—
Contracts, domains, customer lists	2.0 years	1,199,447	1,199,447	—
Website platform	3.0 years	37,657	37,657	—
Website development costs	3.0 years	883,776	507,322	376,454
Website development costs (not placed in service)	3.0 years	1,559,262	—	1,559,262
Web platform	4.0 years	598,099	598,099	—
Trademark	Indefinite	6,100	—	6,100
		$4,684,340	$2,742,525	$1,941,816

During the year ended February 28, 2019, the Company incurred $183 in fees to register its trademark and $960,497 of additional development costs.

This capitalization of these costs fall within the scope of ASC 350-50-25-15 wherein costs of upgrades and enhancements should be capitalized as they will result in added functionality of the website.

Intangible assets are amortized on a straight-line basis over their expected useful lives, estimated to be 4 years, except for the website(s), which is 3 years. Amortization expense related to website development costs and intangible assets was $293,804 and $293,804 for the years ended February 29, 2020 and February 28, 2019, respectively.

Note 7 – Line of Credit

On June 15, 2016, we entered into a revolving line of credit agreement with Republic Bank, Inc. of Duluth, Minnesota (“Republic”), in the maximum amount of $1,000,000. Amounts borrowed under the line of credit accrue interest at the Wall Street Journal U.S. Prime Rate plus 1% (updated daily until maturity), payable monthly in arrears beginning on July 15, 2016. Any amounts borrowed under the line of credit are originally due on June 15, 2017; however, on June 12, 2017, the line of credit was extended for 90 days through September 13, 2017. On December 22, 2016, the revolving line of credit was increased to $1,200,000; all other terms of the revolving line of credit remained unchanged. On September 15, 2017, we entered into a replacement revolving line of credit agreement with Republic, which replaced and superseded the prior line of credit with Republic. The replacement extended the due date of the Line of Credit to September 15, 2018. On September 15, 2018, we entered into a replacement revolving line of credit agreement with Republic, which replaced and superseded the prior line of credit with Republic. The Line of Credit remains at $1.2 million, which borrowed amount was due and payable by us on September 15, 2019.

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On September 16, 2019, the Company entered into a commercial debt modification agreement with Republic Bank to extend the maturity date of the line of credit to December 15, 2019. On December 6, 2019, the Company entered into another commercial debt modification agreement with Republic Bank (now known as National Bank of Commerce after the merger) to extend the maturity date of the line of credit to June 30, 2020. The line of credit, as amended and extended, provides that amounts borrowed under the line of credit accrue interest at the Wall Street Journal U.S. Prime Rate plus 1% (updated daily until maturity), payable monthly in arrears beginning on September 28, 2018. The loan contains standard and customary events of default and no financial covenants. As of February 29, 2020, and February 28, 2019, $1,192,716 and $1,193,000, respectively, is outstanding under the line of credit.

Interest expense charged to operations relating to this line of credit was $74,858 and $72,939, respectively for the years ended February 29, 2020 and February 28, 2019. The Company has accrued interest as of February 29, 2020 and February 28, 2019 of $-0- and $-0-, respectively.

Note 8 – Deferred Gain

On August 31, 2017, we sold non-core assets for $2,900,000 (with a net book value of $0) which included our 71.5% membership interest in Voyages North America, LLC, our 10% ownership in Launch360 Media, Inc., rights to broadcast television commercials for 60 minutes every day on R&R TV network stations and our technology platform for Home & Away Club in exchange for a $2.9 Million Secured Note from Bettwork (as described in “Note 3 – Notes Receivable” and “Note 5 – Acquisitions and Dispositions”).

The gain on the sale of the non-core assets (described above) is a deferred gain until it is probable that the Note receivable will be collected. The $2.9 Million Secured Note is convertible into shares of Bettwork’s common stock, at our option, subject to a 4.99% beneficial ownership limitation (which may be waived by us with at least 61 days prior written notice). The conversion price of the $2.9 Million Secured Note is $1.00 per share (the “Conversion Price”), unless, prior to the $2.9 Million Secured Note being paid in full, Bettwork completes a capital raise or acquisition and issues common stock or common stock equivalents (including, but not limited to convertible securities) with a price per share (as determined in our reasonable discretion) less than the Conversion Price then in effect (each a “Transaction”), at which time the Conversion Price will be adjusted to match such lower pricing structure associated with the Transaction (provided such repricing shall continue to apply to subsequent Transactions which occur prior to the Secured Note being paid in full as well). On July 2, 2018, this promissory Note was exchanged for 3,866,667 shares of Bettwork’s common stock at $0.75 per share. The outstanding principal balance of the $2.9 Million Secured Note as of February 29, 2020 and February 28, 2019 is $0, and, an allowance of $2,900,000 (i.e., 100%) had been reserved against the $2.9 Million Secured Note since its inception on August 31, 2017. Upon the exchange of the Note into common stock shares of Bettwork on July 2, 2018, the deferred gain liability reserve of $2.9 million was reversed and recognized in net income as other income, gain on sales of assets for the year ended February 28, 2019. Bettwork’s common stock is quoted on the OTC Pink market under the symbol “BETW”.

Note 9 – Related Party Promissory Notes and Transactions

Related Party Transactions

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 and $1,102,066 as of February 29, 2020 and February 28, 2019, respectively. These dividends will only be payable when and if declared by the Board. The dividends are owed to Donald P. Monaco, our Chairman, and William Kerby, our CEO and a director.

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See also the information under “$230,000 Promissory Note from Bettwork Industries Inc.”, “Conversion of $750,000 Promissory Note Into 1,000,000 Common Stock Shares of Bettwork Industries Inc.”, “Conversion of $1,600,000 Promissory Note Into 2,133,333 Common Stock Shares of Bettwork Industries Inc“ and “Conversion of $2,900,000 Promissory Note Into 3,866,667 Common Stock Shares of Bettwork Industries Inc” under “Note 3 – Notes Receivable”, above and “A-Tech LLC and Bettwork Industries Inc. – Purchase of Right to Own and Conversion of Promissory Notes to Shares of Bettwork” under “Note 5 – Acquisitions and Dispositions”, above.

On July 28, 2018, Monaker borrowed $200,000 from The Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and Chairman of the Board of Directors of the Company (the “Monaco Trust”). The loan is evidenced by a Promissory Note in the amount of up to $300,000 (the “Monaco Trust Note”). The amount owed pursuant to the Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the Note may be prepaid at any time without penalty. The Monaco Trust Note contains standard and customary events of default. This Note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 23, 2018, Monaker borrowed $300,000 from the Monaco Trust. The loan is evidenced by a Promissory Note in the amount of $300,000 (the “2nd Monaco Trust Note”). The amount owed pursuant to the 2nd Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the Note may be prepaid at any time without penalty. The 2nd Monaco Trust Note contains standard and customary events of default. This Note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 14, 2018, William Kerby, the Chief Executive Officer of the Company loaned the Company $20,000, which was evidenced by a Promissory Note dated August 14, 2018. The loan is evidenced by a Promissory Note in the amount of $20,000 (the “Kerby Note”). The amount owed pursuant to the Kerby Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the Note may be prepaid at any time without penalty. The Kerby Note contains standard and customary events of default. On September 26, 2018, Mr. Kerby advanced an additional $7,500 for operating expenses under the same terms and conditions of the $20,000 Promissory Note; however, the Promissory Note was not amended, nor was a new Note entered into for the $7,500 advance. This Promissory Note, along with the $7,500 advance, was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On November 29, 2018, the Company sold 428,572 shares of Bettwork’s common stock to the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and Chairman of the Board of Directors of the Company, at $0.70 per share for a total of $300,000.

On December 6, 2018, effective November 29, 2018, the Company sold 428,572 shares of Bettwork common stock to Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the Board of Directors of the Company (“Charcoal”) at $0.70 per share for a total of $300,000.

From October 3, 2018, through February 28, 2019, Omar Jimenez (the former Chief Operating Officer, Chief Financial Officer and director of the Company), advanced the Company $607,000 to meet operating and capital expenses. A total of $491,000 of the advances were repaid through February 28, 2019, for a balance due Mr. Jimenez of $116,000 as of February 28, 2019. In March 2019, Mr. Jimenez advanced the Company an additional $328,000 and, in April 2019, Mr. Jimenez advanced the Company an additional $112,000 for a total of $440,000 of which $250,000 was repaid on March 28, 2019. The remaining balance due to Mr. Jimenez of $306,000 was repaid on April 29, 2019, from funds raised in an underwritten offering which closed in April 2019 discussed below under “Note 10- Stockholders’ Equity” – “Related Party Transactions”. As of February 29, 2019, the Company owed $0 to Mr. Jimenez for advances.

On April 3, 2019, the Company borrowed $125,000 from William Kerby, the Chief Executive Officer and member of the Board of Directors of the Company. The amount borrowed was evidenced by a Promissory Note dated April 3, 2019. The amount borrowed pursuant to the Note accrues interest at 12% per annum (18% upon the occurrence of an event of default) and was due and payable on April 30, 2019, provided that Mr. Kerby agreed to extend the due date pending the receipt of funds from our underwritten offering. The loan was repaid on May 2, 2019, from funds raised in our public offering which closed on October 2, 2018.

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On February 4, 2019, the Company borrowed $150,000 from the Monaco Trust. The loan is evidenced by a Promissory Note in the amount of up to $700,000 (the “Revolving Monaco Trust Note”). The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and is due and payable on February 1, 2020, provided that the Note may be prepaid at any time without penalty. The Revolving Monaco Trust Note contains standard and customary events of default. The balance of the Revolving Monaco Trust Note can be accessed by the Company, on a revolving basis, at any time, from time to time, prior to the maturity date of the note, with the approval of the Monaco Trust. On February 14, 2019, the Company borrowed an additional $200,000 from the Monaco Trust under the Note and on March 27, 2019, the Company borrowed an additional $250,000 from the Monaco Trust under the Note for a total borrowed from the Monaco Trust Note of $600,000 as of February 28, 2019. The then amount of the Revolving Monaco Trust Note ($600,000) was repaid on April 29 2019, from funds raised in an underwritten offering which closed in April 2019 discussed below under “Note 10- Stockholders’ Equity” – “Related Party Transactions”.

On March 5, 2019, a First Amendment to Warrant agreement (the “Amendment”) between the Company and the Monaco Trust, which is beneficially owned by Donald P. Monaco, the Chairman of the Board of Directors of the Company, became effective and binding on the parties. Pursuant to the Amendment, the Company and the Monaco Trust agreed to reduce the exercise price of warrants to purchase 35,750 shares of common stock of the Company which were acquired by the Monaco Trust pursuant to the Common Stock and Warrant Purchase Agreement entered into between the Company and the purchasers named therein (including the Trust) dated July 31, 2017 and in consideration for liquidated damages due pursuant to the terms thereof, from $5.23 per share to $2.85 per share, in consideration for the Trust’s immediate exercise of such warrants for cash.

On April 25, 2019, we entered into an underwriting agreement (the “Underwriting Agreement”) with several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom Roth Capital Partners, LLC acted as representative, relating to the public offering, issuance and sale by the Company of 870,000 shares of common stock, at an offering price to the public of $2.00 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 130,500 shares of common stock which was exercised by the Underwriters. The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-224309), that was filed with the SEC, including the related prospectus, dated April 17, 2018, as supplemented by a prospectus supplement dated April 25, 2019.

The Underwriters sold 75,000 shares of common stock to an entity controlled by Donald P. Monaco, a director and chairman of the Company’s board, 100,000 shares of common stock to Simon Orange, a member of the Company’s board, and 25,000 shares of common stock, to William Kerby, our Chief Executive Officer and member of the Company’s board, at the $2.00 per share public offering price.

In total the Company sold 1,000,500 shares of common stock in the offering and net proceeds disbursed to the Company from the offering were $1.785 million, after deducting the underwriting discount and expenses of the underwriters in the offering (the “Underwritten Offering”).

As a result of the offering, the exercise price of the warrants to purchase 724,000 shares of common stock granted as part of the Company’s October 2, 2018 registered offering were automatically adjusted from $2.85 per share to $2.00 per share.

On June 14, 2019, the Compensation Committee of the Board of Directors of the Company approved a bonus to be paid to Mr. William Kerby, the Chief Executive Officer of the Company (which bonus was ratified by the Board of Directors), equal to 40% of his base salary ($400,000 or a bonus of $160,000 (the “Bonus”)), for his efforts and actions on behalf of the Company during fiscal 2019. The Bonus, in the option of Mr. Kerby, exercisable at any time prior to June 30, 2019, was eligible to be paid: (a) in shares of the Company’s common stock (the “Stock Bonus Option” and the “Option Shares”); (b) by way of the transfer/assignment from the Company to Mr. Kerby of shares of common stock held by the Company of (i) Verus; (ii) Recruiter.com; and/or (iii) Bettwork. Effective on June 17, 2019, Mr. Kerby exercised the Stock Bonus Option as to $41,000 of the amount owed in connection with the Bonus. In connection with such exercise, the Company issued him 12,812 shares of common stock under the 2017 Equity Incentive Plan. Also effective on June 17, 2019, Mr. Kerby provided notice to the Company of the exercise of the Subsidiary Option, pursuant to which Mr. Kerby requested that $119,000 of the Bonus be paid in shares of Verus’ common stock and as such, the Company, on August 9, 2019, transferred ownership of 5,042,373 shares of Verus’ common stock (based on an average five day closing price of $0.0236 per share), equal to $119,000, to Mr. Kerby, to satisfy the Bonus.

From June to August 2019, the Company borrowed additional funds from the Monaco Trust as follows; $200,000 on June 25, 2019, $50,000 on July 12, 2019, $100,000 on August 1, 2019, and $350,000 on August 14, 2019, which amounted to $700,000 in aggregate.

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On October 29, 2019, the Company entered into Promissory Notes with Robert J. Mendola (a Director of the Company) and Pasquale LaVecchia (a Director of the Company) in the amounts of $150,000 and $25,000, respectively (the “Director Notes”). The Promissory Notes have an interest rate of 12% per annum (18% upon the occurrence of an event of default) and were due and payable on February 1, 2020, provided that the notes may be prepaid at any time without penalty (provided that all interest that would have been due had the notes remained outstanding through maturity must be paid at the time of repayment). The Company paid a 2% original issue discount in connection with the notes.

On October 29, 2019, the Company entered into Stock Purchase Agreements with (a) Monaco Investment Partners, LP, of which Donald Monaco is the managing partner and a member of the Board of Directors of the Company; (b) Simon Orange, a member of the Board of Directors of the Company; and (c) William Kerby, the Chief Executive Officer and director of the Company. Pursuant to the Stock Purchase Agreements, the Company agreed to sell the purchasers 25,562,500 shares (1,562,500 shares to Mr. Kerby and 12,500,000 shares to each of Monaco Investment Partners, LP and Mr. Orange) of restricted Series A Convertible Preferred Stock of Verus International, Inc. (“Verus”). The purchase price for the Verus shares was determined by the Board of Directors of the Company, based on among other things, the recent trading prices of Verus’ common stock on the OTCQB Market, as publicly reported. The Company received net proceeds of $425,000 from the Stock Purchase Agreements.

On December 9, 2019, the Company entered into an Amended and Restated Promissory Note with Monaco Trust, in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”). The Revolving Monaco Trust Note amended and restated a previous promissory Note entered into by the Company in favor of the Monaco Trust on February 4, 2019, in the amount of up to $700,000, which had a balance as of December 9, 2019 of $700,000. On the same date, the Company borrowed $200,000 from the Trust under the Revolving Monaco Trust Note. On December 27, 2019 and February 12, 2020, the Company borrowed an additional $300,000 and $200,000, respectively, from the Monaco Trust under the Revolving Monaco Trust Note, which had a balance of $1,200,000 as of February 29, 2020. As of February 29, 2020, the amount remaining under the Revolving Monaco Trust Note of $1,300,000, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

On January 29, 2020, the Company entered into first amendments to the Director Notes and Revolving Monaco Trust Note with the directors and the Monaco Trust, respectively, to extend the maturity date of such notes from February 1, 2020 to April 1, 2020 (the “Note Amendments”). No other changes were made to such notes as a result of such amendments.

On February 12, 2020, the Company borrowed an additional $200,000 from the Revolving Monaco Trust Note. As of February 29, 2020, the Revolving Monaco Trust Note has a balance of $1,400,000 and the amount remaining under the note of $1,300,000, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

Note 10 – Stockholders’ Equity

Preferred stock

The aggregate number of shares of preferred stock that the Company is authorized to issue is up to One Hundred Million (100,000,000), with a par value of $0.00001 per share (the “Preferred Stock”) with the exception of Series A Preferred Stock shares having a $0.01 par value per share. The Preferred Stock may be divided into and issued in series. The Board of Directors of the Company is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Company is authorized, within any limitations prescribed by law and the articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock.

On August 26, 2016, we converted all of our then outstanding Series B (110,200 shares), Series C (13,100 shares) and Series D (110,156 shares) Preferred Stock, into an aggregate of 444,712 shares of our common stock, pursuant to certain special conversion terms offered in connection therewith and the mandatory conversion terms thereof.

On September 22, 2017, we filed a Certificate of Withdrawal of Certificate of Designations relating to our Series B, Series C and Series D Preferred Stock and terminated the designation of our Series B, Series C and Series D Preferred Stock. The designations previously included (a) 3,000,000 shares of preferred stock designated as Non-Voting Series B 10% Cumulative Convertible Preferred Stock; (b) 3,000,000 shares of preferred stock designated as Non-Voting Series C 10% Cumulative Convertible Preferred Stock; and (c) 3,000,000 shares of preferred stock designated as Non-Voting Series D 10% Cumulative Convertible Preferred Stock. The Certificate of Withdrawal of Certificate of Designations did not affect the Company’s previously designated shares of Series A 10% Cumulative Convertible Preferred Stock.

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All Series A, B, C and D Preferred Stock shares have been retired. There are no outstanding Series A, B, C, and D Preferred Stock shares.

Series A Preferred Stock

The Company has authorized and designated 3,000,000 shares of Preferred Stock as Series A 10% Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”). The holders of record of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of the Company and shall be entitled to one hundred (100) votes for each share of Series A Preferred Stock.

Per the terms of the Amended and Restated Certificate of Designations relating to the Series A Preferred Stock, subject to the availability of authorized and unissued shares of Series A Preferred Stock, the holders of Series A Preferred Stock may, by written notice to the Company:

●	elect to convert all or any part of such holder’s shares of Series A Preferred Stock into common stock at a conversion rate of the lower of:
	a)	$62.50 per share; or
	b)	at the lowest price the Company has issued stock as part of a financing; or
●

convert all or part of such holder’s shares (excluding any shares issued pursuant to conversion of unpaid dividends) into debt obligations of the Company, secured by a security interest in all of the assets of the Company and its subsidiaries, at a rate of $62.50 of debt for each share of Series A Preferred Stock.

On July 9, 2013, the Company amended the Certificate of Designations for the Company’s Series A Preferred Stock to allow for conversion into Series C Preferred stock to grant to a holder of the Series A Preferred Stock the option to:

●

elect to convert all or any part of such holder’s shares of Series A Preferred Stock into shares of the Company’s Series C Convertible Preferred Stock, par value $0.00001 per share (“Series C Preferred Stock”), at a conversion rate of five (5) shares of Series A Preferred Stock for every one (1) share of Series C Preferred Stock; or to allow conversion into common stock at the lowest price the Company has issued stock as part of a financing to include all financing such as new debt and equity financing and stock issuances as well as existing debt conversions into stock.

On February 28, 2014, the Company’s Series A Preferred Stock shareholders agreed to authorize a change to the Certificate of Designations of the Series A Preferred Stock in Nevada to lock the conversion price to the lower of (a) a fixed price of $1.25 per share; and (b) the lowest price the Company has issued stock as part of a financing after January 1, 2006.

On July 31, 2017, the Company entered into a Common Stock and Warrant Purchase Agreement, with certain accredited investors. A required term of the Common Stock and Warrant Purchase Agreement was that William Kerby, our Chief Executive Officer and Chairman and Donald P. Monaco, our Director, on behalf of themselves and the entities which they control, convert the 1,869,611 shares of Series A 10% Cumulative Convertible Preferred Stock beneficially owned by them (representing all of our then outstanding shares of Series A Preferred Stock) into 1,495,689 shares of common stock of the Company, which conversions were effective July 28, 2017. Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 as of February 29, 2020 and February 28, 2019, respectively. These dividends will only be payable when and if declared by the Board.

In the event of any liquidation, dissolution or winding up of this Company, either voluntary or involuntary (any of the foregoing, a “liquidation”), holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Company to the holders of the common Stock or any other series of Preferred Stock by reason of their ownership thereof an amount per share equal to $1.00 for each share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series A Preferred Stock held by each such holder, plus the amount of accrued and unpaid dividends thereon (whether or not declared) from the beginning of the dividend period in which the liquidation occurred to the date of liquidation.

The Company had 0 shares of Series A Preferred Stock issued and outstanding as of February 29, 2020 and February 28, 2019.

F-54

Share Repurchase Transactions

During the years ended February 29, 2020 and February 28, 2019, there were no repurchases of the Company’s common stock by Monaker.

Common Stock

On February 6, 2018, the Board of Directors of the Company, approved a 1-for-2.5 reverse stock split of the Company’s outstanding common stock (the “Reverse Split”). The Company’s majority stockholders, effective on September 13, 2017, via a written consent to action without a meeting, provided the Board of Directors authority to affect a reverse stock split of the Company’s outstanding common stock in a ratio of between one-for-one and one-for-four, in their sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, at any time prior to the earlier of (a) September 13, 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders (the “Stockholder Authority”). The Reverse Split was affected and approved by the Board of Directors pursuant to the Stockholder Authority. Effective on February 8, 2018, the Company filed a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada to affect the 1-for-2.5 Reverse Split, which was effective on February 12, 2018.

During the twelve months ended February 29, 2020, the Company:

●

Issued 1,000,500 shares of common stock in an underwritten offering valued at $2,001,000, at an offering price to the public of $2.00 per share (when including the underwriter’s option which was exercised).

●	Issued 35,750 shares of common stock valued at $101,888 to Monaco Investment Partners II, which is owned and controlled by Donald P. Monaco, a director, in connection with the exercise of warrants.
●	Issued 66,600 shares of common stock valued at $132,000 to warrant holders in connection with the exercise of warrants.
●	Issued 5,000 shares of restricted common stock valued at $13,900 to an employee, pursuant to an employment agreement.
●	Issued 5,000 shares of restricted common stock valued at $15,000 to a consultant for consulting services.
●	Issued 29,000 shares of restricted common stock valued at $87,000 to a consultant for consulting services.
●	Issued 40,000 shares of restricted common stock, valued at $128,400 for an employment incentive agreement.
●	Issued 6,250 shares of common stock valued at $20,063 to Simon Orange, a director of the Company, in consideration for past services to the Board.
●	Issued 7,500 shares of common stock valued at $24,075 to Donald P. Monaco, the Chairman of the Board, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $20,063 to Doug Checkeris, a director of the Company for past services.
●	Issued 6,250 shares of common stock valued at $20,063 to Pasquale LaVecchia, a Director of the Company for past services.
●	Issued 12,812 restricted common shares valued at $41,127 to William Kerby, a member of the Board of Directors and Executive of the Company, in recognition of past services and accomplishments.
●	Issued 7,500 shares of common stock valued at $19,800 to Donald P. Monaco, the Chairman of the Board, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $16,500 to Pasquale LaVecchia, a Director of the Company, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $16,500 to Doug Checkeris, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $16,500 to Simon Orange, a director of the Company, in consideration for past services rendered to the Board.
●

Issued 12,812 shares of common stock valued at $33,824 to William Kerby, a member of the Board of Directors and Executive of the Company. These shares were issued in error and were cancelled in October 2019, as discussed below.

F-55

●	Issued 1,968,000 shares of common stock valued at $4,920,000 to IDS, Inc, pursuant to an intellectual property purchase agreement.
●	Issued 7,500 shares of common stock valued at $16,200 to Donald P. Monaco, the Chairman of the Board, in consideration for services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $13,500 to Doug Checkeris, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $13,500 to Pasquale LaVecchia, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 6,042 shares of common stock valued at $13,051 to Simon Orange, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 1,041 shares of common stock valued at $2,478 to Robert J. Mendola, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 833 shares of common stock valued at $1,983 to Rupert Duchesne, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 15,000 shares of restricted common stock, valued at $32,400 for marketing services.
●	Issued 40,000 shares of restricted common stock valued at $86,400 for consulting services.
●	Issued 60,000 shares of restricted common stock, valued at $129,600 for consulting services.
●	Issued 25,000 shares of restricted common stock, valued at $54,250 for consulting services.
●	Canceled 12,812 shares of common stock which were originally issued to William Kerby as such shares were issued in error, which were valued at $33,824.
●	Issued 12,000 shares of restricted common stock valued at $31,800 to an employee, pursuant to an employment agreement
●	Issued 7,500 shares of common stock valued at $15,075 to Donald P. Monaco, the Chairman of the Board, in consideration for services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $12,563 to Doug Checkeris, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $12,563 to Pasquale LaVecchia, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 5,000 shares of common stock valued at $10,050 to Simon Orange, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 6,250 shares of common stock valued at $12,563 to Robert J. Mendola, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 5,000 shares of common stock valued at $10,050 to Rupert Duchesne, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 2,055 shares of common stock valued at $4,131 to Alexandra C. Zubko, a director of the Company, in consideration for past services rendered to the Board.
●	Issued 25,000 shares of restricted common stock, valued at $46,500 for investor relation services.

During the twelve months ended February 28, 2019, the Company:

●

Issued 905,000 shares of common stock value at $1,900,500 in connection with a Securities Purchase Agreement. Additionally, the Company issued 724,000 warrants to purchase 724,000 shares of common stock. The warrants had an exercise price of $2.85 per share (subject to certain anti-dilution rights, which effective in April 2019, in connection with our April 2019 underwritten offering, were automatically repriced to have an exercise price of $2.00 per share) and will expire five years from date of issuance.

●

Issued 4,390 shares of common stock valued at $21,248 in connection with the anti-dilution provisions of the July 31, 2017, Common Stock and Warrant Purchase Agreement, pursuant to which the Company sold certain accredited investors an aggregate of 613,000 shares of our common stock and 613,000 warrants to purchase one share of common stock for $5.00 per unit.

F-56

●	Sold 147,000 shares of restricted common stock for $385,875 in proceeds in connection with the exercise of warrants.
●	Issued 503,300 shares of common stock valued at $649,211 for consulting services.
●	Issued 20,000 shares of common stock valued at $46,200 via a settlement agreement.
●	Canceled and retired 140,000 shares of common stock valued at $1,039,500 due to non-performance pursuant to the terms of a Platform Purchase Agreement.
●	Issued 150,000 shares of common stock valued at $315,000 for investor relation services.
●	Issued 15,000 shares of common stock valued at $21,300 to an employee for services rendered.
●	Issued 25,000 shares of common stock valued at $38,500 to William Kerby, CEO and Vice Chairman of the Board of Directors pursuant to the terms of his employment contract.
●	Issued 270,000 shares of common stock valued at $353,700 to non-executive Board members for prior services provided to the Company.

The Company had 13,069,339 and 9,590,956 shares of common stock issued and outstanding as of February 29, 2020 and February 29, 2019, respectively.

Common Stock Warrants

On January 29, 2018, we entered into a First Amendment To Warrant agreement with The Stadlin Trust dated 5/25/01 (“Stadlin”) which amended the Common Stock and Warrant Purchase Agreement provided to Stadlin in connection with the closing of the July 31, 2017 offering, whereby Stadlin acquired warrants to purchase 20,000 shares of our common stock. Through January 29, 2018, Stadlin earned additional warrants to purchase 9,800 shares of our common as partial liquidated damages for delays in obtaining an uplisting to the NASDAQ Capital Market, which uplisting was required pursuant to the purchase agreement, to have occurred on or before December 9, 2017; these additional warrants (on substantially similar terms as the warrants granted in connection with the offering) are equal to Stadlin’s pro rata share of 1% of the warrants sold pursuant to the purchase agreement for each day that the Company failed to obtain the NASDAQ listing. Total warrants held by Stadlin as of January 29, 2018 were 29,800. We desired to incentivize Stadlin to exercise the warrants by reducing the exercise price of the warrants from $5.125 per share to $2.625 per share, provided that Stadlin agreed to immediately exercise such 29,800 warrants for $78,225 in cash. Pursuant to the amendment, the exercise price of the warrants was reduced as discussed above and Stadlin exercised the warrants in cash.

Additionally, as a result of the reduction in the exercise price of the Stadlin warrants which was agreed to pursuant to the amendment, the anti-dilution provisions of the July 2017 purchase agreement and the purchasers’ warrants granted in connection therewith was triggered. Specifically, because the Company issued shares of common stock below (a) the $5.00 price per share of the securities sold pursuant to the purchase agreement, the purchasers were due an additional 1,220 shares of the Company’s common stock; and (b) the $5.125 exercise price of the warrants sold pursuant to the purchase agreement (and the warrants granted to the placement agent), the exercise price of such warrants remained unchanged at $5.125 per share.

At first, the warrants were accounted for as part of Company equity since the warrants were considered indexed to the Company’s own stock. However, under ASC 815, the “down round” protection can sever the indexing to the Company’s own stock and the warrants could be accounted for as derivative liabilities at the time the reset was triggered, which is how the Company accounted for such warrants, and the change in fair value resulting from the reset of $26,060 was recognized as change in fair value of derivative liabilities.

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260) Distinguishing Liabilities from Equity (Topic 480) Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features, II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception. ASU 2017-11 intends to reduce the complexity associated with the issuer’s accounting for certain financial instruments with characteristics of liabilities and equity. Specifically, the Board determined that a down round feature (as defined) would no longer cause a freestanding equity-linked financial instrument (or an embedded conversion option) to be accounted for as a derivative liability at fair value with changes in fair value recognized in current earnings and is effective in fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company adopted the new standard during 2017, preventing the need to account for the Company to account for the outstanding warrants that contain down round features as derivative instruments.

F-57

The following table sets forth common stock purchase warrants outstanding as of February 29, 2020, and February 28, 2019, and changes in such warrants outstanding for the years ending February 29, 2020 and February 28, 2019:

	Warrant	Weighted Average Exercise
Outstanding, February 28, 2018	1,118,941	$5.27
Warrants granted	899,000	$2.85
Warrants exercised/forfeited/expired	(287,000)	$(4.22)
Outstanding, February 28, 2019	1,730,941	$3.90
Warrants granted	—	$—
Warrants exercised/forfeited/expired	(383,550)	$(3.70)
Outstanding, February 29, 2020	1,347,391	$3.32
Common stock issuable upon exercise of warrants	1,347,391	$3.32

	Common Stock Issuable Upon Exercise of Warrants Outstanding			Common Stock Issuable Upon Warrants Exercisable
Range of Exercise Prices	Number Outstanding at February 29, 2020	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable at February 29, 2020	Weighted Average Exercise Price
$2.00	637,400	3.59	$2.00	637,400	$2.00
$2.85	175,000	1.25	$2.85	175,000	$2.85
$3.75	30,000	0.29	$3.75	30,000	$3.75
$5.00	72,320	0.06	$5.00	72,320	$5.00
$5.13	411,671	2.23	$5.13	411,671	$5.13
$5.25	—	—	$—	—	$—
$5.63	21,000	2.28	$5.63	21,000	$5.63
$6.25	—	—	$—	—	$—
$7.50	—	—	$—	—	$—
	1,347,391	2.30	$3.32	1, 347,391	$3.32

At February 29, 2020, there were warrants outstanding to purchase 1,347,391 shares of common stock with a weighted average exercise price of $3.32 and weighted average remaining life of 2.30 years.

At February 28, 2019, there were warrants outstanding to purchase 1,730,941 shares of common stock with a weighted average exercise price of $3.90 and weighted average life of 4.33 years.

During the year ended February 29, 2020, the Company granted:

●	warrants to purchase 112,150 shares of common stock in connection with subscriptions for shares of common stock.

F-58

On January 22, 2020, the Company entered into Stock Purchase Agreement with William Kerby, the Chief Executive Officer and Director of the Company. The Company agreed to sell Mr. Kerby 1,562,500 shares of restricted Series A Convertible Preferred Stock of Verus International, Inc. for a total of $25,000 at $0.016 per shares.

Note 11 – Commitments and Contingencies

Our executive, administrative and operating offices are primarily located in Weston, Florida where we leased approximately 2,500 square feet of office space at 2690 Weston Road, Suite 200, Weston, Florida 33331. In accordance with the terms of the office space lease agreement, the Company was renting the commercial office space, for a term of three years from January 1, 2016 through December 31, 2018. Monthly rental costs for calendar years 2017, 2018 and 2019 were $6,695, $6,896 and $6,243, respectively per month.

The office lease described above terminated early on March 31, 2018, at the request of the landlord, without penalties to the Company. The Company entered into a new contract for new office space encompassing approximately 2,500 square feet at 2893 Executive Park Drive Suite 201, Weston, Florida 33331. The lease has a term of three years from April 15, 2018 through April 14, 2021. Monthly rental costs for the periods ending April 14, 2019, 2020 and 2021 are $6,243, $6,492 and $6,781, respectively.

On October 1, 2019, the Company entered into a new contract for a new call center, approximately 4,048 square feet, at 6345 South Pecos Road, Suite 206, 207, and 208, Las Vegas, Nevada 89120. The lease has a term of one year from October 1, 2019 through September 30, 2020. Monthly base rental costs; (i) $ 3,643 from October 1, 2019 through November 30, 2019 (ii) $3,789 from December 1, 2019 through September 30, 2020. The rent also includes the monthly payment of the operating expenses (Tenant’s Proportionate Share of the Building and/or Project) which cost approximately $1,100 per month.

The rent for the years ended February 29, 2020 and February 28, 2019 was $77,659 and $76,191, respectively. The call center rental payments through February 29, 2020 amount to $13,200.

The following schedule represents obligations under written commitments on the part of the Company that are not included in liabilities:

	Current	Long-term
	FYE 2021	FYE 2022	Totals
Office Leases	$121,879	$10,171	$132,050
Other	7,940	—	7,940
Totals	$129,819	$10,171	$139,990

The Company is committed to pay three to six months’ severance in the case of termination or death to certain key officers, and up to 12 months upon a termination in connection with a change in control in some cases.

 Nasdaq Letters

On February 11, 2019, the Company received a letter (the “Letter”) from The Nasdaq Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the resignation from the Board of Directors of the Company, on January 23, 2019, of Mr. Robert J. Post, the Company no longer complies with Nasdaq’s independent director requirement as set forth in Listing Rule 5605 which requires, among other things, that a majority of the Company’s Board of Directors be comprised of “independent directors” as defined in Rule 5605, and because as a result of Mr. Post’s resignation, the Company’s Board of Directors no longer consists of majority independent members, the Company is not in compliance with Listing Rule 5605.

Notwithstanding such non-compliance, Nasdaq has provided the Company a cure period in order to regain compliance as follows:

●	until the earlier of the Company’s next annual shareholders’ meeting or January 23, 2020; or
●	if the next annual shareholders’ meeting is held before July 22, 2019, then the Company must evidence compliance no later than July 22, 2019.

The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than the applicable date above. In the event the Company does not regain compliance by such date, Nasdaq rules require the Nasdaq staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

F-59

On August 15, 2019, Rupert Duchesne and Jamie Mendola were elected as directors of the Company at the annual meeting of Stockholders.

On August 21, 2019, Nasdaq notified the Company that (i) as a result of the appointments of Mr. Duchesne and Mendola to the Company’s Board of Directors; and (ii) because the Company held a combined 2019/2020 annual meeting of shareholders on August 15, 2019, the Company was back in full compliance with all of Nasdaq’s rules for continued listing.

Legal Matters

The Company is involved, from time to time, in litigation, other legal claims and proceedings involving matters associated with or incidental to our business, including, among other things, matters involving breach of contract claims, intellectual property, employment issues, and other related claims and vendor matters. The Company believes that the resolution of currently pending matters will not individually or in the aggregate have a material adverse effect on our financial condition or results of operations. However, assessment of the current litigation or other legal claims could change in light of the discovery of facts not presently known to the Company or by judges, juries or other finders of fact, which are not in accord with management’s evaluation of the possible liability or outcome of such litigation or claims.

On March 28, 2016, the Company was presented with a Demand for Arbitration, pursuant to Rule 4(a) of the American Arbitration Association Commercial Rules of Arbitration, whereby Acknew Investments, Inc. and Vice Regal Developments Inc. (Claimants) are arguing that $700,000 is due to them, even though they have already been paid said amounts through preferred shares that were issued as a guarantee and which Claimants converted into shares of common stock. In connection with the purchase of the stock of the entity that eventually became RealBiz Media Group, Inc. (and subsequently Verus International, Inc.), the Company issued 380,000 shares of Monaker Series D Preferred Stock shares with a value of $1,900,000, which was considered the $1,200,000 value of the stock portion of the purchase price, and was also meant to guaranty the payment of the balance of $700,000. The Company contends that the obligation to pay the $700,000 was extinguished with the conversion of the Monaker Series D Preferred Stock shares into shares of common stock. The date for arbitration has not been set and the Company will vehemently defend its position.

The Company is unable to determine the estimate of the probable or reasonable possible loss or range of losses arising from the above legal proceeding; proceeding; however, the Company denies the plaintiffs’ claims and intends to vehemently defend itself against the allegations. As of the date of this report, the Company has not received any correspondence regarding this proceeding for several years.

On December 9, 2016, a class action lawsuit McLeod v. Monaker Group, Inc. et al (Case No.: 0:16-cv-62902-WJZ) was filed against us, William Kerby, our Chief Executive Officer and director, Donald Monaco, our Chairman, and D’Arelli Pruzansky, P.A., our former auditor, in the U.S. District Court for the Southern District of Florida on behalf of persons who purchased our common stock and exercised options between April 6, 2012 and June 23, 2016 (the “Class Period”). The lawsuit focused on whether the Company and its executives violated federal securities laws and whether the Company’s former auditor was negligent, and made allegations regarding the activities of certain Company executives. The lawsuit alleged and estimated total shareholders losses totaling approximately $20,000,000. The lawsuit stemmed from the Company’s announcement in June 2016 that it would have to restate its financial statements due to issues related to the Company’s investment in Verus. On February 16, 2017, we filed a Motion to Dismiss the lawsuit and on March 3, 2017, the Court entered an order staying discovery and all other proceedings pending resolution of the Motion to Dismiss. On March 16, 2017, the plaintiffs responded to the Motion to Dismiss, and on March 30, 2017, we filed a Reply memorandum in support of our Motion to Dismiss. On January 24, 2018, the Court granted our Motion to Dismiss and dismissed Plaintiff’s complaint and gave Plaintiff leave to file an amended complaint. On February 23, 2018, Mr. McLeod, joined by new plaintiff, Ronald Mims, filed an Amended Complaint with the same allegations of security fraud as alleged in the original complaint. On March 29, 2018, we filed a Motion to Dismiss Plaintiffs’ Amended Complaint, which the Plaintiffs filed a response to. On September 26, 2018, the parties amicably resolved the matter, resulting in the plaintiffs voluntarily dismissing the lawsuit with prejudice as reflected by a Final Order of Dismissal of the court on such date.

F-60

On December 22, 2017, we entered into a Settlement Agreement with Verus, NestBuilder.com Corp. (“Nestbuilder”) and American Stock Transfer & Trust Company, LLC (“AST”) relating to the dismissal with prejudice of certain pending lawsuits with Verus, including Case No.: 1:16-cv-24978- DLG in the United States District Court for the Southern District of Florida. As part of the Settlement Agreement, Monaker agreed to pay Nestbuilder $100,000 and to issue 20,000 shares of Monaker’s restricted common stock to person(s) to be designated by Nestbuilder; Verus reinstated to Monaker 44,470,101 shares of Verus Series A Convertible Preferred Stock and ratified all rights under the Certificate of Designation as reformed and amended (to provide for a conversion ratio of 1 share of Verus common stock for each 1 share of Verus Series A preferred stock converted) and remove any dividend obligations. The Verus designation was also amended to provide us with anti-dilution protection below $0.05 per share. Also, as part of the Settlement Agreement, Monaker received 49,411 shares of common stock of Nestbuilder. The agreement further provided for each party to dismiss the above referenced lawsuits with prejudice and for general releases from each party. As a result of the settlement, (i) the investment in equity securities, representing 44,470,101 shares of Verus Series A Preferred Stock, is recorded at $0 as of February 28, 2019, and (ii) the investment in equity securities, representing 49,411 shares of Nestbuilder’s common stock, is recorded at $0 as of February 28, 2019. As of February 29, 2020, the Company owned the 61,247,139 remaining shares of Verus’s common stock at $0.016 per share valued at $979,954.

On March 14, 2014, a lawsuit was filed by Lewis Global Partners in the Circuit Court for Broward County, Florida CASE NO. LACE 14-005009 005009 alleging breach of contract and breach of implied covenant of good faith and fair dealing. In particular the lawsuit alleged that:

●

In or around July 2, 2012 the plaintiff, Lewis Global Partners, LLC (Lewis Global), entered into a Subscription Agreement with us. The Subscription Agreement provided that Lewis Global would pay $13,500 in services rendered in consideration for 2,700 shares of Series B Preferred Stock (the “Preferred B Shares”). The-Subscription Agreement also provided Conversion Rights to convert each $5.00 Preferred B Share into either shares of the Company or 100 shares of ‘Next 1 Realty’ (our then wholly-owned real estate division, which subsequently became Verus).

●	On or around June 10, 2013, plaintiff sent a Notice of Conversion to the Company and requested to convert its Preferred B Shares into 270,000 shares of common stock of Verus.
●

The Company failed to deliver the 270,000 shares of common stock of Versus and because at the time of the Notice of Conversion the common stock in Verus was approximately $2.65 per share, the damages Lewis Global alleged are due total $715,500, provided that the value has depreciated significantly since the time of the Notice of Conversion.

On April 5, 2019, we entered into a Settlement Agreement with Lewis Global relating to the dismissal with prejudice of certain pending lawsuit with Lewis Global. The agreement further provided for general releases from each party.

Contractual Settlement

On January 28, 2020, the Company entered into a Settlement Agreement with CorProminence, LLC (“COR”), a New York limited liability company, relating to the marketing and consulting agreement dated December 24, 2018. The Company agreed to pay COR; (i) 50,000 restricted shares of common stock of the Company which were already issued on December 24, 2018 when the agreement was signed, (ii) $15,000 payable on or before January 31, 2020, (iii) $85,000 payable in eleven (11) equal consecutive monthly installments of $7,727.27 to settle the matter.

Note 12 – Business Segment Reporting

Accounting Standards Codification 280-16 “Segment Reporting”, established standards for reporting information about operating segments in annual consolidated financial statements and required selected information about operating segments in interim financial reports issued to stockholders. It also established standards for related disclosures about products, services, and geographic areas. Operating segments are defined as components of the enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance.

F-61

The Company has one operating segment consisting of various products and services related to its online marketplace of travel and related logistics including destination tours / activities, accommodation rental listings, hotel listings, air and car rental. The Company’s chief operating decision maker is considered to be the Chief Executive Officer. The chief operating decision maker allocates resources and assesses performance of the business and other activities at the single operating segment level.

Note 13 – Fair Value Measurements

The Company has adopted the provisions of ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs).

The hierarchy consists of three levels:

●	Level 1 - Quoted prices in active markets for identical assets or liabilities.
●

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets of liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity” and ASC 815, “Derivatives and Hedging”. Derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as adjustments to fair value of derivatives. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments. In addition, the fair values of freestanding derivative instruments such as warrant and option derivatives are valued using the Black-Scholes model.

The Company uses Level 3 inputs for its valuation methodology for the warrant derivative liabilities and embedded conversion option liabilities as their fair values were determined by using the Black-Scholes option-pricing model based on various assumptions. The Company’s derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as adjustments to fair value of derivatives.

Note 14 – Income Taxes

Monaker follows the guidance of ASC 740, “Income Taxes.” Deferred income taxes reflect the net effect of (a) temporary differences between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry- forwards. No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carry-forward has been recognized, as it is not deemed likely to be realized.

F-62

The provision for income taxes consists of the following components for the years ended February 29, 2020 and February 28, 2019:

	2020	2019
Current	$—	$—
Deferred	—	—
	$—	$—

The components of deferred income tax assets and liabilities for the years ended February 29, 2020 and February 28, 2019, are as follows:

	2020	2019
Net operating loss carry-forwards	$32,292,252	$28,388,633
Equity based compensation	4,329,000	4,329,000
Amortization and impairment of intangibles	74,920	74,920
Total deferred assets	36,696,172	32,792,553
Valuation allowance	(36,696,172)	(32,792,553)
	$—	$—

The income tax provision differs from the expense that would result from applying statutory rates to income before income taxes principally because of the valuation allowance on net deferred tax assets for which realization is uncertain.

The effective tax rates for years ended February 29, 2020 and February 28, 2019 were computed by applying the federal and state statutory corporate tax rates as follows:

	2020	2019
Statutory Federal income tax rate	-21.0%	-21.0%
State taxes, net of Federal	-4.5%	-4.5%
Permanent difference	-1.0%	7.4%
Change in valuation allowance	26.5%	18.1%
	0%	0%

The valuation allowance has decreased by $3,903,619 for the fiscal year ended 2020 primarily as a result of a current year tax loss of $3,903,619 which increased net operating loss carryforward to $32,292,252 at February 29, 2020, from $28,388,633 at February 28, 2019. There is $0 increase in amortization of intangibles at February 29, 2020, which was $74,920 at February 28, 2019.

The net operating loss (“NOL”) carry-forward balance as of February 29, 2020 is approximately $45 million expiring between 2029 and 2039. Management has reviewed the provisions of ASC 740 regarding assessment of their valuation allowance on deferred tax assets and based on that criteria determined that it does not have sufficient taxable income to offset those assets. Therefore, management has assessed the realization of the deferred tax assets and has determined that it is more likely than not that they will not be realized and has provided a full valuation allowance against these assets. The utilization of the NOL’s may be limited by Internal Revenue Code Section 382 which restricts annual utilization following a greater than 50% change in ownership.

At the adoption date the Company applied ASC 740 to all tax positions for which the statute of limitations remained open. As a result of the implementation of ASC 740, the Company did not recognize a material increase in the liability for uncertain tax positions as of February 29, 2020.

F-63

Note 15 – Earnings Per Share

The following table provides a reconciliation of the numerators and denominators of the basic and diluted earnings per-share computations for each of the past two fiscal years:

For the year ended February 29, 2020:	Income (Numerator)	Weighted Average Shares (Denominator)	Per Share Amount
Basic earnings	$(9,454,686)	11,773,633	$(0.80)
Effect of dilutive securities	—	—	—
Dilutive earnings	$(9,454,686)	11,773,633	$(0.80)
For the year ended February 28, 2019:
Basic earnings (losses)	$4,298,563	8,629,224	$0.50
Effect of dilutive securities	—	—	—
Dilutive earnings	$4,298,563	8,629,224	$0.50

Basic earnings per share are computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Diluted earnings per common share is not presented because it is anti-dilutive.

Note 16 – Subsequent Events

Promissory Notes with Directors

The Company has three (3) promissory notes with 2 Directors (the “Director Notes”) on the Board of the Company, and the Donald P. Monaco Insurance Trust (the “Revolving Monaco Trust Note”), of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company; (i) Promissory Note with the Donald P. Monaco Insurance Trust in the amount up to $2,700,000, (ii) Promissory Note with Robert J. Mendola, Jr. (the “Director Notes”) in the amount of $150,000, and (iii) Promissory Note with Pasquale LaVecchia (the “Director Notes”) in the amount of $25,000.

On March 13, 2020 and March 26, 2020, the Company borrowed an additional $100,000 and $75,000, respectively, from the Monaco Trust pursuant to the terms of the Revolving Monaco Trust Note (described above under “Note 9 – Related Party Promissory Notes and Transactions”). As of the date of this report, the Revolving Monaco Trust Note has a balance of $1,575,000 and the amount remaining under the note of $1,125,000, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the Revolving Monaco Trust Note, with the approval of the Monaco Trust.

On March 27, 2020, the Company entered into second amendments to the Director Notes (described above under “Note 9 – Related Party Promissory Notes and Transactions”) to extend the maturity date of such Director Notes from April 1, 2020 to June 1, 2020, and entered into an amendment to extend the due date of the Revolving Monaco Trust Note from April 1, 2020 to December 1, 2020 (the “Second Note Amendment”). All remaining terms of the promissory notes remained unchanged.

On April 17, 2020, the Company paid off the Promissory Note with Pasquale LaVecchia in the amount of $26,225 (the principal of $25,000 and the interest of $6,225).

On May 1, 2020, the Company paid off the Promissory Note with Robert J. Mendola, Jr. in the amount of $157,595 (the principal of $150,000 and the interest of $7,595).

Note Purchase Agreement: Iliad Research and Trading, L.P.

On April 3, 2020, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Iliad Research and Trading, L.P. (“Iliad”), pursuant to which the Company sold the Lender a Secured Promissory Note in the original principal amount of $895,000 (the “Note”). Iliad paid consideration of $800,000 for the Note, which included an original issue discount of $80,000 and reimbursement of Iliad’s transaction expenses of $15,000.

F-64

The Note bears interest at a rate of 10% per annum and matures 12 months after its issuance date (i.e., on April 3, 2021). From time to time, beginning six months after issuance, Iliad may redeem a portion of the Note, not to exceed an amount of $200,000 per month. In the event we do not pay the amount of any requested redemption within three trading days, an amount equal to 25% of such redemption amount is added to the outstanding balance of the Note. Under certain circumstances the Company may defer the redemption payments up to three times, for a duration of 30 days each, provided that upon each such deferral the outstanding balance of the Note is increased by 2%. Subject to the terms and conditions set forth in the Note, the Company may prepay all or any portion of the outstanding balance of the Note at any time subject to a prepayment penalty equal to 15% of the amount of the outstanding balance to be prepaid. For so long as the Note remains outstanding, the Company has agreed to pay to Iliad 20% of the gross proceeds that the Company receives from the sale of any of its common stock or preferred stock, which payments will be applied towards and will reduce the outstanding balance of the Note, which percentage increases to 30% upon the occurrence of, and continuance of, an event of default under the Note (each an “Equity Payment”). Each time that we fail to pay an Equity Payment, the outstanding balance of the Note automatically increases by 10%. Additionally, in the event we fail to timely pay any such Equity Payment, Iliad may seek an injunction which would prevent us from issuing common or preferred stock until or unless we pay such Equity Payment.

Pursuant to the Note, we provided Iliad a right of first refusal to purchase any promissory note, debenture or other debt instrument which we propose to sell, other than sales to officers or directors of the Company and/or sales to the government. Each time, if ever, that we provide Iliad such right, and Iliad does not exercise such right to provide such funding, the outstanding balance of the Note increases by 3%. Each time, if ever, that we fail to comply with the terms of the right of first refusal, the outstanding balance of the Note increases by 10%.

Additionally, upon each major default described in the Note (i.e., the failure to pay amounts under the Note when due or to observe any covenant under the Note Purchase Agreement (other than the requirement to make Equity Payments)) the outstanding balance of the Note automatically increases by 15%, and for each other default, the outstanding balance of the Note automatically increases by 5%, provided such increase can only occur three times each as to major defaults and minor defaults, and that such aggregate increase cannot exceed 30% of the balance of the Note immediately prior to the first event of default.

In connection with the Note Purchase Agreement and the Note, the Company has entered into a Security Agreement with Iliad (the “Security Agreement”), pursuant to which the obligations of the Company are secured by substantially all of the assets of the Company, subject to the priority lien and security interest of National Bank (as defined below) which secures amounts due under its $1.2 million line of credit.

The Note Purchase Agreement and the Note contain customary events of default. As described in the Note, upon the occurrence of certain events of default, the outstanding balance of the Note will become automatically due and payable, and upon the occurrence of other events of default, Iliad may declare the outstanding balance of the Note immediately due and payable at such time or at any time thereafter. After the occurrence of an event of default (and upon written notice from Iliad), interest on the Note will accrue at a rate of 22% per annum, or such lesser rate as permitted under applicable law. The Note Purchase Agreement prohibits Iliad from shorting our stock through the period that Iliad holds the Note.

The Purchase Agreement also provides for indemnification of Iliad and its affiliates in the event that they incur loss or damage related to, among other things, a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

Lawsuit against IDS Inc.

On April 27, 2020, the Company filed a verified complaint for injunctive relief against IDS and certain other defendants affiliated with IDS in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Pursuant to the complaint, the Company alleges causes of action against the defendants, including IDS, based on among other things, fraud, conspiracy to commit fraud, aiding and abetting fraud, rescission, and breach of contract, and seeks a temporary and permanent injunction against the defendants, requiring such persons to return the IDS Shares to the Company and preventing such persons from selling or transferring any IDS Shares, seeks damages from the defendants, rescission of the IP Purchase Agreement, attorneys fees and other amounts.

F-65

The complaint was filed as a result of IDS’s failure to deliver the IP Assets, certain other actions of IDS and the other defendants which the Company alleges constitutes fraud and to seek to unwind the IP Purchase Agreement and provide damages to the Company due to IDS’s and the other defendants’ breaches thereunder.

Neither the lawsuit, nor the assets which are subject to the lawsuit, impact the Monaker Booking Engine (MBE).

The assets and technology which the Company attempted to acquire from IDS were to be integrated into the Monaker NextTrip.BIZ platform. With the failure by IDS to deliver such technology, Monaker has already taken steps (including contracting with replacement suppliers) to complete the enterprise version (commercial launch) of the Nexttrip.BIZ platform, which is now expected to be launched in the Summer of 2020 (without any of IDS’s technology).

Line of Credit – The National Bank of Commerce (FKA: Republic Bank)

On May 7, 2020, the Company entered into a new Promissory Note with National Bank of Commerce (“National Bank” and the “Note”). The Note replaced a prior promissory note we had in place with National Bank (formerly Republic Bank) in connection with our $1,200,000 revolving line of credit and extended the due date of the prior note from June 30, 2020 to December 31, 2020. The New Note also amended the interest rate of the prior note to provide that amounts due under the New Note accrue interest at the rate of prime plus 3% (which rate is currently 6.25%)(the interest rate of the prior note was prime plus 1%), subject to a floor of 4.5%. The New Note may be prepaid at any time without penalty. The New Note contains standard and customary events of default. The current balance of the New Note is $1,192,716.

The Paycheck Protection Program (PPP) Loan

The “Coronavirus” (COVID-19) pandemic occurred and spread around the world including the USA. As a result, the Title 1 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, is the Keeping American Workers Paid and Employed Act , which provides relief for small businesses and their employees who are adversely affected by the outbreak of the COVID-19. The provision is the Paycheck Protection Program ( the “PPP Loan”), an emergency lending facility, administered by the Small Business Administration (SBA) under its 7(a) lending program, to provide small business loans on favorable terms to borrowers impacted by the current state of economic uncertainty. The Company has applied for the PPP Loan to the Commercial Bank in the amount of $176,534.

On May 8, 2020, the Company obtained a $176,534 loan (the “Loan”) from The Commercial Bank (the “Lender”), pursuant to the Paycheck Protection Program (the “PPP”) under the “CARES Act”. The Loan is evidenced by a promissory note (the “PPP Note”), dated effective May 8, 2020, issued by the Company to the Lender. The Note is unsecured with 2-year term, matures on May 8, 2022, and bears interest at a rate of 1.00% per annum, payable monthly commencing on November 8, 2020, following an initial deferral period as specified under the PPP. The PPP Note may be prepaid at any time prior to maturity with no prepayment penalties. Proceeds from the Loan will be available to the Company to fund designated expenses, including certain payroll costs, rent, utilities and other permitted expenses, in accordance with the PPP. Under the terms of the PPP, up to the entire amount of principal and accrued interest may be forgiven to the extent Loan proceeds are used for qualifying expenses as described in the CARES Act and applicable implementing guidance issued by the U.S. Small Business Administration under the PPP (including that up to 75% of such Loan funds are used for payroll). The Company intends to use the entire Loan amount for designated qualifying expenses and to apply for forgiveness of the respective Loan in accordance with the terms of the PPP. No assurance can be given that the Company will obtain forgiveness of the Loan in whole or in part. With respect to any portion of the Loan that is not forgiven, the Loan will be subject to customary provisions for a loan of this type, including customary events of default relating to, among other things, payment defaults, breaches of the provisions of the PPP Note and cross-defaults.

F-66

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Quarterly Combined Balance Sheet (Unaudited)

As of November 30, 2020

(Expressed in United States Dollars)

	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Assets
Current assets
Cash and cash equivalents	$70,595	$109,705
Convertible notes receivable – related party	2,500,000	—
Amount due from related parties	—	232,058
Prepaid expense and other current assets	176,878	103,967
Total current assets	2,747,473	445,730

Non-current assets
Operating lease right-of-use asset	8,755	10,735
Property and equipment, net	16,142	13,216
Intangible assets, net	7,289,533	6,322,578
Total non-current assets	7,314,430	6,346,529

TOTAL ASSETS	$10,061,903	$6,792,259

Liabilities
Current liabilities
Accounts Payable	$30,134	$—
Operating lease liability, current	8,846	9,166
Amount due to related parties	836,369	556,157
Short term borrowings – related parties	2,500,000	—
Other current liabilities	85,745	54,043
Total current liabilities	3,461,094	619,366

Non-current liabilities
Operating lease liability, non-current	—	1,617
Total non-current liabilities	165,212	1,617

TOTAL LIABILITIES	$3,461,094	$620,983

Commitments and contingencies

Equity
HOTPLAY ENTERPRISE LIMITED: Common stock, $100.00 par value; 120,000 authorized; 120,000 shares issued and outstanding as of November 30, 2020	12,000,000	12,000,000
HOTPLAY (Thailand) COMPANY LIMITED: Common stock, $0.3104 par value; 102,000 authorized; 102,000 share issued and outstanding as of November 30, 2020	16,475	31,048
HOTPLAY (Thailand) COMPANY LIMITED: Prefered stock, $0.3206 par value; 98,000 authorized; 98,000 share issued and outstanding as of November 30, 2020	15,709	—
Subscription Receivable	(987,967)	(1,878,113)
Discount on Common stock	(3,445,722)	(3,445,722)
Accumulated other comprehensive income	(23,296)	(6,896)
Accumulated deficits	(974,390)	(529,041)
TOTAL EQUITY	6,600,809	6,171,276

TOTAL LIABILITIES AND EQUITY	$10,061,903	$6,792,259

The accompanying notes are an integral part of these quarterly combined financial statements (unaudited).

F-67

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Quarterly Combined Statement of Comprehensive Loss (Unaudited)

For the three months ended November 30, 2020

(Expressed in United States Dollars)

	Note	For the three months ended November 30, 2020 (Unaudited)
Operating Expenses
General and administrative expenses		(458,759)
Total Expense		(458,759)

Operating Loss		(458,759)

Other Income (Expense)
Foreign Exchange gain		28,606
Interest expense - net		(15,196)
Total other income		13,410

Loss before income taxes		(445,349)

Net Loss		(445,349)

Other comprehensive income, net of tax of nil:

Foreign currency translation difference, net of tax of nil		(16,400)

Total comprehensive loss		(461,749)

Loss per share attributable to shareholders of the Company
Basic and diluted – Hotplay Enterprise Limited		($2.4629)
Basic and diluted – Hotplay (Thailand) Company Limited		($1.4870)

The accompanying notes are an integral part of these quarterly combined financial statements (unaudited).

F-68

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Quarterly Combined Statement of Changes in Shareholders’ Equity (Unaudited)

(Expressed in United States Dollars)

For the three months ended November 30, 2020

	Preferred Stock	Common Stock	Subscription receivable	Discount on Common stock	Accumulated deficit	Accumulated other comprehensive income	Total shareholders’ equity

Balance at August 31, 2020	—	12,031,048	(1,878,113)	(3,445,722)	(529,041)	(6,896)	6,171,276
Share Contribution:
Cash	31,417	641	—	—	—	32,058
Unpaid capital	—	—	(32,058)	—	—	—	(32,058)
Receipt of subscription receivable	—	—	891,282	—	—	—	891,282
Net loss for the period	—	—	—	—	(445,349)	—	(445,349)
Foreign currency translation adjustment	—	—	—	—	—	(16,400)	(16,400)
Buy back of treasury shares	(15,708)	(15,214)	30,922	—	—	—	—
Balance at November 30, 2020	15,709	12,016,475	(987,967)	(3,445,722)	(974,390)	(23,296)	6,600,809

The accompanying notes are an integral part of these quarterly combined financial statements (unaudited).

F-69

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Quarterly Combined Statement of Cash Flow (Unaudited)

For the three months ended November 30, 2020

(Expressed in United States Dollars)

For the three months ended November 30, 2020 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(445,349)
Adjustments to reconcile net loss to net cash provided by operating activities:
Foreign exchange gain, net	(28,606)
Depreciation	604
Amortization of intangible assets	135,329
Amortization of operating lease right-of-use asset	2,300
Fixed asset disposal – leasehold improvement	12,751
Changes in operating assets and liabilities:
Amounts due from related parties	232,058
Amounts due to related parties	15,872
Prepaid expense and other current assets	(72,911)
Account Payable and other current liabilities	61,836
Operating lease liabilities	(1,937)
Net cash used in operating activities	(88,053)

CASH FLOWS FROM INVESTING ACTIVITIES:
Notes receivable – related party	(2,500,000)
Additions of intangible assets	(1,069,605)
Purchases of computer software	(7,226)
Purchases of property and equipment	(16,280)
Net cash used in investing activities	(3,593,111)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of ordinary shares	891,282
Advance received from related parties for share subscription	2,500,000
Loan from related parties	660,849
Repayments of loans from related parties	(396,509)
Net cash generated from financing activities	3,655,622

Net Increase (decrease) in cash and cash equivalents	(25,542)
Effect of foreign exchange rate changes on cash and cash equivalents	(13,568)
Cash and cash equivalents brought forward	109,705
Cash and cash equivalents at the end of the period	70,595

Supplemental disclosures of cash flow information:
Interest paid	17,606
Operating lease right-of-use assets obtained in exchange for new operating lease liabilities	8,755

The accompanying notes are an integral part of these quarterly combined financial statements (unaudited).

F-70

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

NOTES TO THE COMBINED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND BASIS OF PRESENTATION

Hotplay Enterprise Limited (“HotPlay”), a BVI corporation formed on April 14, 2020, is a joint venture between Red Anchor Trading Corp. (“RATC”), a British Virgin Island Company, and the three other Thai companies namely Tree Roots Entertainment Group Company Limited (“TREG”), T&B Media Global (Thailand) Company Limited (“T&B”) and Dees Supreme Company Limited (“DS”).

Hotplay (Thailand) Company Limited (“HP Thailand”), was established on March 6, 2020 by RATC, TREG, T&B, DS and Nithinan Boonyawattanapisut (the CEO of Hotplay and HP Thailand). HP Thailand is structured as an operating affiliate of Hotplay, to create a collaboration between the partners to expand the HotPlay Platform, an in-game advertising (IGA) platform which was originated and built by RATC. HotPlay and HP Thailand (collectively “the Company”) believes that the functionality of IGA platform will bridge the gap between advertisers and gamer populations.

On July 21, 2020, HotPlay and HP Thailand entered into binding definitive share exchange agreements with Monaker Group, Inc. (NASDAQ: “MKGI”, legal acquirer), a technology leader in the travel and vacation rental markets, relating to the proposed acquisition of 100% of the outstanding shares of HotPlay (legal acquiree) from the shareholders of HotPlay in exchange of a majority stake in MKGI. Under the terms of the Agreements, upon the closing thereof, the shareholders of HotPlay will become the majority shareholders of MKGI following the closings.

On September 17, 2020, HotPlay has acquired 48% or 49,000 common shares of HP Thailand at par $0.3104 per share from RATC and then obliged to $15,214 subscription receivable as at November 30, 2020. On October 8, 2020 HotPlay has subscribed 49,000 shares at par $0.3206 (50% of total 98,000 shares for $15,708) of preferred shares in HP Thailand. HotPlay has paid subscription receivable for common shares and preferred shares to HP Thailand amount $30,922 on December 28, 2020.

Interim Financial Statements

These unaudited combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for interim financial information and with the instructions to Form 10-Q and Regulation S-X. Accordingly, the quarterly combined financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and such adjustments are of a normal recurring nature.

The results of operations for the three month period ended November 30, 2020 are not necessarily indicative of the results to be expected for the full fiscal year. These statements should be read in conjunction with the Company’s audited financial statements for the period from March 6, 2020 (Date of inception) to August 31, 2020, including the notes thereto. The three months comparative periods for income statement, statement of shareholders’ equity and statement of cash flow did not exist and therefore are not presented.

Basis of Presentation

The quarterly combined financial statements (unaudited) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and present the combined balance sheets of HotPlay and HP Thailand as of November 30, 2020 and the unaudited quarterly combined statements of comprehensive income, changes in shareholders’ equity and cash flows for the three month period ended November 30, 2020. All significant intercompany balances and transactions among the legal entities were eliminated upon the combining of the financial statements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents represent cash on hand and deposits with banks. The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

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Intangible Assets

The Company recognizes internal use software in accordance with ASC 350-40, Intangibles - Goodwill and Other - Internal Use Software (“ASC 350-40”). Thus, the Company capitalizes software development costs, including Payroll and payroll-related costs, external direct costs of services consumed in developing or obtaining internal-use computer software, beginning when it determines certain factors are present including, among others, that technology exists to achieve the performance requirements and/or buy versus internal development decisions have been made. The Company capitalized certain internal use software costs totaling approximately $1,069,605 during the three months ended November 30, 2020. And capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

Other intangible assets are acquired through the investments of shareholders, and mainly consist of copyright license. The Company records other intangible assets acquired at historical cost on the date invested. Other Intangible assets are carried at cost less accumulated amortization and impairment loss, if any, and amortized using the straight-line method over their estimated useful life.

Impairment of Intangible Assets

In accordance with Accounting Standards Update No. 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1. Significant underperformance compared to historical or projected future operating results;

2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and

3. Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives.

Foreign Currency Transactions

Foreign currency transactions during the year are translated into US dollars at the rates prevailing at the date of transactions. Monetary assets and liabilities denominated in foreign currencies at the statement of financial position date are translated into US dollars at the prevailing bank rates at that date. Gains or losses on translation are credited or charged to current operations in combined statement of comprehensive loss.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes (“ASC 740”), which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in its financial statements or tax returns. Under ASC 740, the Company determines deferred tax assets and liabilities based on the temporary difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which it expects the differences to reverse. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely that the net deferred asset will not be realized.

F-72

Uncertain tax positions

In order to assess uncertain tax positions, the Company applies a more-likely-than-not threshold and a two step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more-likely-than-not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likelihood of being realized upon settlement. The Group recognizes interest and penalties, if any, under accrued expenses and other current liabilities on its combined balance sheets and under income tax expenses in its combined statements of operations and comprehensive loss.

Earnings per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding during the period. Basic earnings per share are computed by dividing net income or loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share are calculated by dividing the net income or loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. There are no such common stock equivalents outstanding and no other dilutive securities outstanding as of November 30, 2020.

Comprehensive Loss

Comprehensive loss is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from shareholders and distributions to shareholders. Accumulated other comprehensive loss, as presented on the accompanying combined statement of financial position are the cumulative foreign currency translation adjustments.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ from those estimates.

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurements, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).

The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1— Inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that management has the ability to access.

Level 2 — Inputs utilize data points that are observable such as quoted prices, interest rates and yield curves.

Level 3 — Inputs are unobservable data points for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

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The Company has various financial instruments, including cash and cash equivalents, prepaid expenses and other current assets, trade and other payables, amount due to related parties and certain other current liabilities. The carrying value of such financial instruments in the accompanying combined statement of financial position approximate their fair values due to their short-term nature. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments.

 Leases

The Company utilizes operating leases for its offices. The Company determines if an arrangement is a lease at inception. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s contractual obligation to make lease payments under the lease. Operating leases are included in operating lease right-to-use assets, non-current, and operating lease liabilities current and non-current captions in the combined statement of financial position.

Operating lease right-to-use assets and liabilities are recognized on the commencement date based on the present value of lease payments over the lease term. Lease agreements may contain periods of free rent or reduced rent, predetermined fixed increases in the minimum rent and renewal or termination options, all impacting the determination of the lease term and lease payments to be used in calculating the lease liability. Lease cost is recognized on a straight-line basis over the lease term. The Company uses the implicit rate in the lease when determinable. As most of the Company’s leases do not have a determinable implicit rate, the Company uses a derived incremental borrowing rate based on borrowing options under its credit agreement. The Company applies a spread over treasury rates for the indicated term of the lease based on the information available on the commencement date of the lease.

Recent Accounting Pronouncements Not Yet Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which introduced an expected credit loss model for the impairment of financial assets measured at amortized cost basis. That model replaces the probable, incurred loss model for those assets and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Through the amendments in this Update, the FASB added Topic 326, Financial Instruments-Credit Losses, and made several consequential amendments to the standard. For public business entities, the amendments in this Update will be effective for fiscal years beginning after December 15, 2020. The Company is in the process of assessing the impact on its consolidated financial statements from the adoption of the new guidance.

In December 2019, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (ASU 2019-12), which simplifies the accounting for income taxes. This guidance will be effective for entities for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a prospective basis, with early adoption permitted. The Company will adopt the new standard effective March 1, 2021 and does not expect the adoption of this guidance to have a material impact on our combined financial statements.

In January 2020, the FASB issued Accounting Standards Update No. 2020-01, Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (ASU 2020-01), which clarifies the interaction of the accounting for equity securities under Topic 321, the accounting for equity method investments in Topic 323, and the accounting for certain forward contracts and purchased options in Topic 815. This guidance will be effective for entities for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a prospective basis, with early adoption permitted. The Company currently has no security investment, thus, the Company is anticipating that there is no material impact of the new guidance.

NOTE 3. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)

Input Value-Added Taxes	$164,776	$94,205
Other current assets	12,102	9,762
Total	$176,878	$103,967

F-74

NOTE 4. PROPERTY AND EQUIPMENT, NET

The Company depreciates its property and equipment on a straight-line basis over the assets’ useful lives, which range from 3 to 5 years.

	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)	Average life

Furniture and fixtures	$496	483	3-5 years
Computers	16,267	—	3-5 years
Total	16,763
Less: Accumulated depreciation	(621)	(17)
Net	$16,142	13,216

Depreciation expense was $604 for the three month period ended November 30, 2020.

NOTE 5. INTANGIBLE ASSETS

The Company amortizes its intangible assets on a straight-line basis over the estimated useful lives, which range from 1 to 20 years.

Intangible assets as of November 30, 2020 consisted of the following:

	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)	Average life

In-game-advertising application and platform	$3,122,308	$2,626,671	6-9 years
Copyright licensing – animated characters	2,927,607	2,927,607	20 years
Software development	1,565,242	965,820	1-10 years
Computer Software	7,226	—	5 years
Total	$7,622,383	$6,520,098
Less: Accumulated amortization	(332,850)	(197,520)
Net	$7,289,533	$6,322,578

Amortization expense for the intangible assets was $135,330 for the three month period ended November 30, 2020.

NOTE 6. RELATED PARTIES TRANSACTIONS

a)	Related parties

Name of related parties	Relationship with the Company
Red Anchor Trading Corporation	A shareholder of the Company
Tree Roots Entertainment Group Company Limited (“TREG”)	A shareholder of the Company
T&B Media Global (Thailand) Company Limited	A shareholder of the Company
Dees Supreme Company Limited	A shareholder of the Company
HotNow (Thailand) Company Limited (“HotNow”)	An entity controlled by the Chief Executive Officer of the Company
True Axion Interactive Company Limited (“TAI”)	An entity controlled by the Chief Executive Officer of the Company
Magnolia Quality Development Corporation Limited (“MQDC”)	A shareholder of TREG which is a shareholder of the Company
Nithinan Boonyawattanapisut	A shareholder of the Company
Monaker Group, Inc. (“MKGI”)	An entity that the Company entered into a binding definitive share exchange agreement

F-75

b)	Other than disclosed elsewhere, the Company had the following significant related party transactions for the three month period ended November 30, 2020.

For the three months ended November 30, 2020 (Unaudited)
Payment for convertible notes receivable from:
Monaker Group, Inc.	$2,500,000
Advance received for share subscription:
Red Anchor Trading Corporation	2,500,000
Short-term Loan from:
Tree Roots Entertainment Group Co., Ltd	660,849
Repayment of Short-term Loan:
Tree Roots Entertainment Group Co., Ltd	396,509
Interest expense of loan from:
Magnolia Quality Development Corporation Limited	10,682
Tree Roots Entertainment Group Company Limited	6,273
Payment of loan interest:
Magnolia Quality Development Corporation Limited	10,799
Tree Roots Entertainment Group Co., Ltd	4,874
Payment of contract cost:
HotNow (Thailand) Company Limited	476,037
True Axion Interactive Company Limited	322,515

c)	The Company had the following related party balances as of November 30 and August 31, 2020:

	Nature	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Amounts due from related parties:
HotNow (Thailand) Company Limited	Contract cost	—	$106,240
True Axion Interactive Company Limited	Contract cost, Prepayment	—	125,818
Total			$232,058

F-76

	Nature	Note	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Subscription receivable:
Red Anchor Trading Corporation			$—	$15,214
Tree Roots Entertainment Group Company Limited			22,087	902,049
T&B Media Global (Thailand) Company Limited			506,211	503,105
Dees Supreme Company Limited			459,038	457,435
Nithinan Boonyawattanapisut			631	310
Total			$987,967	$1,878,113

Notes receivable:
Monaker Group, Inc		(i)	$2,500,000	—

Amounts due to related parties:
Magnolia Quality Development Corporation Limited	Short-term loan payable, Interest payable	(ii)	$499,303	$486,601
Tree Roots Entertainment Group Company Limited	Interest-free loan Payable, Other payable, Interest payable	(iii)	337,066	69,556
Total			$836,369	$556,157

Advance received for subscription:
Red Anchor Trading Corporation	Advance received for common shares subscription	(iv)	2,500,000	—

(i) Short-term loan advanced to Monaker Group, Inc (MKGI) which the convertible promissory notes were issued pursuant to the terms of the Share Exchange Agreement dated July 21, 2020 (Note 1). Conditions of the promissory notes include (a) total $3,000,000 with an interest rate of 1% per annum; (b) a provision providing for the forgiveness in the event that the share exchange agreement is terminated under certain circumstances and (c) an automatic conversion into restricted MKGI Common Stock under certain circumstances subject in all cases to the rules and requirements of the Principal Market.

(ii) Amount due to MQDC is a short-term Loan of $495,637 (15,000,000 Thai Baht) with its accrued interest at a rate 9% per annum which is payable on demand and unsecured.

(iii) Amounts due to TREG are interest-free Loan of $66,085 (2,000,000 Thai Baht) and short-term loan $264,340 (8,000,000 Thai Baht), other payable of $4,523 for service fee paid by TREG and interest payable $2,118.

(iv) Amounts due to Red Anchor Trading Corporation $2,500,000 are the partial amount of an advance received for subscription of 24,000 common shares in HotPlay at a per share price of $125 or an aggregate “pre-money” valuation of $3,000,000.

NOTE 7. TAXATION

British Virgin Islands

HotPlay is incorporated in the British Virgin Islands and conducts its primary business operations through the related companies in Thailand. Under the current laws of the British Virgin Islands, HotPlay is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no BVI withholding tax will be imposed.

Thailand

HP Thailand is incorporated in Thailand and is subject to the statutory income tax rate of 20%.  Dividends, interests, rent or royalties payable by HP Thailand to non-Thai resident enterprises, and proceeds from any such nonresident enterprise investor’s disposition of assets (after deducting the net value of such assets) shall be subject to 10-15% withholding tax, unless the respective non-Thai resident enterprise’s jurisdiction of incorporation has a tax treaty or arrangements with Thailand that provides for a reduced withholding tax rate or an exemption from withholding tax.

F-77

The reconciliation of tax computed by applying the statutory income tax rate of 20% for the three month period ended November 30, 2020 is as follows:

For the three months ended November 30, 2020 (Unaudited)
Loss before income taxes	(445,348)
Income tax benefit computed at the Thai statutory income tax rate at 20%	89,070
Non-deductible expenses	(1)
Impact of different tax rates in other jurisdictions	(59,109)
Change in valuation allowance	29,960
Income tax expense	—

Deferred Taxes

        The significant components of deferred taxes are as follows:

	November 30, 2020 (Unaudited)	August 31, 2020 (Audited)
Deferred tax assets:
Tax losses	88,427	58,467
Less: Valuation allowance	(88,427)	(58,467)
	—	—

As of November 30, 2020, the Company was in cumulative loss position, valuation allowance was provided against deferred tax assets in entities where it was determined it was more likely than not that the benefits of the deferred tax assets will not be realized. As November 30, 2020, the Company had tax losses of $442,135 derived from HP Thailand, which can be carried forward per tax regulation to offset future taxable income. The Thailand taxable losses will expire beginning in 2025 if not utilized.

The Company adopted the guidance on accounting for uncertainties in income taxes, which prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Guidance was also provided on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. Significant judgment is required in evaluating the Company’s uncertain tax positions and determining its provision for income taxes for the period from March 6, 2020 (date of inception) to November 30, 2020, and the Company did not have any significant interest or penalties associated with uncertain tax positions. As of November 30, 2020, the Company did not have any significant unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.

NOTE 8. SHARE CAPITAL

Hotplay Enterprise Limited (“HotPlay”) is authorized to issue 120,000 shares with US$100 par value per share of a single class of Common stock. As of November 30, 2020, there are 120,000 shares issued and outstanding.

On September 17, 2020, HotPlay has acquired 48% or 49,000 shares of HP Thailand’s common stock from Red Anchor Trading Corporation with par value at $0.3104 per share.

F-78

On October 8, 2020, HP Thailand registered the increase of share capital with the Ministry of Commerce in accordance with a resolution passed by the Extraordinary Meeting of shareholders No.1/2020 dated October 8, 2020. The meeting approved the increase in its registered share capital from $31,048 (100,000 ordinary shares of $0.3104 per share) to $63,106 (total 200,000 shares of which 98,000 shares are Preference shares $31,417 (49%) and 102,000 shares 31,689 (51%) are ordinary shares) to facilitate the business operation of the Company.

NOTE 9. LOSS PER SHARE

The calculation of basic and diluted loss per share is based on the following data:

	For the three months ended November 30, 2020 (unaudited)

	HotPlay	HP Thailand
Numerator
Loss for the period and loss used in basic and diluted EPS (US$)	(295,547)	(149,801)

Denominator
Weighted average number of ordinary shares used in basic and diluted loss per share	120,000	100,740

Basic and diluted loss per share (US$)	(2.4629)	(1.4870)

Basic net loss per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of ordinary shares and ordinary equivalent shares outstanding during the period. Due to the loss for the three months ended November 30, 2020, approximately 1,260 shares were excluded from the calculation of diluted net loss per share, because the effect would be anti-dilutive.

NOTE 10. LEASE

On July 1, 2020, the Company signed a new lease agreement for office space located at 8/16 Soi Soonvichai, New Petchburi Road, Bangkok Thailand. The company is renting commercial office space for 1.33 years commencing July 1, 2020 to October 31, 2021 which total rent under the leased period is $13,349.

The lease expense for three months ended November 30, 2020 was $2,404. The Company recorded operating lease Right-of-Use asset of $8,755 along with current operating lease liability of $8,846 as of November 30, 2020.

Supplemental information related to operating lease was as follows:

November 30, 2020 (unaudited)

Remaining operating lease term	0.92 Years
Weighted-average discount rate	9.375%

The Company’s lease agreements do not have a discount rate that is readily determinable. The weighted-average discount rate was calculated using the average borrowing rate for the related party loan that was used to calculate the lease liability balance for each lease and the remaining balance of the lease payments as of November 30, 2020.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Company is subject to certain claims and lawsuits typically filed against personal computer and mobile game companies, alleging primarily professional errors or omissions. While management does not believe that the resolution of these claims will have a material adverse effect, individually or in aggregate, on its financial position, results of operations or cash flows, management acknowledges the uncertainty surrounding the ultimate resolution of these matters. As of November 30, 2020, the Company did not have any other significant indemnification claims that were probable or reasonably possible.

F-79

Note 12. COMBINED STATEMENT OF COMPREHENSIVE LOSS (UNAUDITED) FOR THE PERIOD FROM DATE (MARCH 6, 2020) OF INCORPORATION TO NOVEMBER 30, 2020 (EXPRESSED IN UNITED STATES DOLLARS)

Revenues $0, General and administrative expenses $453,667, Salaries and benefits $203,393, Selling and promotions expense $954, Depreciation and Amortization $333,446, Interest expense $43,957, Other Income $61,027 and Net Loss $974,390

NOTE 13. SUBSEQUENT EVENTS

Notes receivable

During December 1, 2020 to January 6, 2021, the Company continued to provide the remaining balance of $500,000 of short-term loan advances to Monaker Group Inc (MKGI) which the convertible promissory notes were issued pursuant to the terms of the Share Exchange Agreement dated July 21, 2020 (Note 1). Conditions of the promissory notes include (i) total $3,000,000 with an interest rate of 1% per annum; (ii) a provision providing for the forgiveness in the event that the share exchange agreement is terminated under certain circumstances and (iii) an automatic conversion into restricted MKGI Common Stock under certain circumstances subject in all cases to the rules and requirements of the Principal Market.

Advance received for share subscription

During December 1, 2020 to January 6, 2021, HotPlay received the remaining balance of the advance received from Red Anchor Trading Corporation in the amount of $500,000 in addition to $2.5 million that was received as of November 30, 2020 for the subscription of a total of 24,000 common shares in HotPlay at a per share price of $125 or an aggregate “pre-money” valuation of $3 million under the terms and conditions as set forth in the investment agreement dated September 1, 2020.

Share Capital Increase

On February 9, 2021, HotPlay registered the increase of share capital with the Registrar of Corporate Affairs, Territory of the British Virgin Islands in accordance with the Directors’ resolution of the meeting dated Januray 29, 2021. The meeting approved the increase in its registered share capital from $12 million (120,000 ordinary shares of $100 per share) to $14.40 million (total 144,000 shares at the par value of $100 per share) to facilitate the business operation of the Company. The share subscription has been fully paid-up with additional paid-in capital total of $3 million from September 1, 2020 to January 6, 2021 as set forth in the investment agreement dated September 1, 2020.

Related party Transactions

On December 18 and December 28, 2020, HotPlay received $160,000 and $340,000 from T&B Media Global (Thailand) Co.,Ltd. as part of the $1,200,000 investment commitment agreed in the Joint Venture and Shareholders Agreement.

On December 24, 2020, HP Thailand received 8,000,000 Thai Baht (approximately $267,000) interest-free loan from Tree Roots Entertainment Group Co., Ltd. and repaid the whole amount back on December 29, 2020.

On December 28, 2020, HotPlay loaned $340,000, at a 0% interest rate to HP Thailand to meet a capital and operating expenses requirement.

During the month of December 2020, HP Thailand received a total of 2,000,000 Thai Baht (approximately $63,106) from its shareholders as a fully paid-up of common and preferred shares subscription.

F-80

On January 18, 2021, HotPlay received $455,883 from Dees Supreme as part of the $600,000 investment commitment agreed in the Joint Venture and Shareholder Agreement.

On February 2, 2021, HotPlay loaned $200,000, at a 0% interest rate to HP Thailand to meet a capital and operating expenses requirement.

On February 2, 2021, HP Thailand received 5,200,000 Thai Baht (approximately $171,821) loan with 9.75% interest rate from Tree Roots Entertainment Group Co., Ltd.

On February 5, 2021, HP Thailand received 3,800,000 Thai Baht (approximately $125,562) loan with 9.75% interest rate from Tree Roots Entertainment Group Co., Ltd.

On February 15, 2021, HotPlay loaned $134,000, at a 0% interest rate to HP Thailand to meet a capital and operating expenses requirement.

F-81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of HotPlay Enterprise Limited and Hotplay (Thailand) Company Limited.

Opinion on the Financial Statements

We have audited the accompanying combined balance sheet of HotPlay Enterprise Limited and HotPlay (Thailand) Company Limited (collectively the “Company”) as of August 31, 2020, the related combined statements of comprehensive loss, changes in shareholders’ equity and cash flows for the period from March 6, 2020 (inception) to August 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of August 31, 2020, and the results of its operations and its cash flows for the period from March 6, 2020 (inception) to August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum Bernstein & Pinchuk LLP

Marcum Bernstein & Pinchuk LLP

We have served as the Company’s auditor since 2020.

New York, New York
January 13, 2021

F-82

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Combined Balance Sheet

As of August 31, 2020

(Expressed in United States Dollars)

	Note	August 31, 2020
Assets
Current assets
Cash and cash equivalents		$109,705
Amount due from related parties	6	232,058
Prepaid expense and other current assets	3	103,967
Total current assets		445,730

Non-current assets
Operating lease right-of-use asset	10	10,735
Property and equipment, Net	4	13,216
Intangible assets	5	6,322,578
Total non-current assets		6,346,529
TOTAL ASSETS		$6,792,259

Liabilities
Current liabilities
Operating lease liability, current	10	$9,166
Amount due to related parties	6	556,157
Other current liabilities		54,043
Total current liabilities		619,366

Non-current liabilities
Operating lease liability, non-current	10	1,617
Total non-current liabilities		1,617

TOTAL LIABILITIES		620,983

Commitments and contingencies	11

Equity
HOTPLAY ENTERPRISE LIMITED: Common stock, $100.00 par value; 120,000 authorized; 120,000 shares issued and outstanding as of August 31, 2020	8	12,000,000
HOTPLAY (Thailand) COMPANY LIMITED: Common stock, $0.314 par value; 100,000 authorized; 100,000 shares issued and outstanding as of August 31, 2020	8	31,048
Subscription Receivable	6	(1,878,113)
Discount on Common stock		(3,445,722)
Accumulated other comprehensive income		(6,896)
Accumulated deficits		(529,041)
TOTAL EQUITY		6,171,276

TOTAL LIABILITIES AND EQUITY		$6,792,259

The accompanying notes are an integral part of these combined financial statements.

F-83

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Combined Statement of Comprehensive Loss

For the period from March 6, 2020 (Date of inception) to August 31, 2020

(Expressed in United States Dollars)

	Note
Operating Expenses
General and administrative expenses		$(532,701)
Total Expense		(532,701)

Operating Loss		(532,701)

Other Income (Expense)
Foreign Exchange gain		28,229
Interest expense		(24,569)
Total other income		3,660

Loss before income taxes		(529,041)

Net Loss		(529,041)

Other comprehensive income, net of tax of nil:

Foreign currency translation difference, net of tax of nil		(6,896)

Total comprehensive loss		(535,937)

Loss per share attributable to shareholders of the Company	9
Basic and diluted – HotPlay Enterprise Limited		$(5.3661)
Basic and diluted – HotPlay (Thailand) Company Limited		$(2.9408)

The accompanying notes are an integral part of these combined financial statements.

F-84

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Combined Statement of Changes in Shareholders’ Equity

 For the period from March 6, 2020 (Date of inception) to August 31, 2020

 (Expressed in United States Dollars)

	Share Capital	Subscription receivable		Discount on Common stock		Accumulated deficit	Accumulated other comprehensive income	Total shareholders’ equity

Balance at March 6, 2020 (Date of inception)	$—	$		$		$—	$—	$—
Share Contribution:
Cash	3,031,048							3,031,048
Intangible assets	9,000,000							9,000,000
Discount on common stock					(3,445,722)			(3,445,722)
Unpaid capital			(1,878,113)			—	—	(1,878,113)
Net loss for the period						(529,041)	—	(529,041)
Foreign currency translation adjustment							(6,896)	(6,896)
Balance at August 31, 2020	$12,031,048		$(1,878,113)		$(3,445,722)	$(529,041)	$(6,896)	$6,171,276

The accompanying notes are an integral part of these combined financial statements

F-85

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

Combined Statement of Cash Flow

 For the period from March 6, 2020 (Date of inception) to August 31, 2020

 (Expressed in United States Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(529,041)

Adjustments to reconcile net loss to net cash provided by operating activities:
Foreign exchange gain, net	(28,229)
Depreciation	17
Amortization of intangible assets	197,520
Amortization of operating lease right-of-use asset	1,441
Changes in operating assets and liabilities:
Amounts due from related parties	(232,058)
Amounts due to related parties	4,523
Prepaid expense and other current assets	(103,967)
Operating lease liabilities	(1,393)
Other current liabilities	54,043
Net cash used in operating activities	(637,144)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions of intangible assets	(965,820)
Purchases of property and equipment	(13,233)
Net cash used in investing activities	(979,053)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of ordinary shares	1,152,935
Loan from related parties	1,335,727
Repayments of loans from related parties	(784,093)
Net cash generated from financing activities	1,704,569

Net Increase (decrease) in cash and cash equivalents	88,372
Effect of foreign exchange rate changes on cash and cash equivalents	21,333
Cash and cash equivalents brought forward	—

Cash and cash equivalents at the end of the period	$109,705

Supplemental disclosures of cash flow information:
Interest paid	20,653
Supplemental disclosures of non-cash activities:
Addition of intangible assets through exchanging shares	(5,554,278)
Operating lease right-of-use assets obtained in exchange for new operating lease liabilities	12,176

The accompanying notes are an integral part of these combined financial statements.

F-86

HOTPLAY ENTERPRISE LIMITED and HOTPLAY (THAILAND) COMPANY LIMITED

NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND BASIS OF PRESENTATION

HotPlay Enterprise Limited (“HotPlay”), a BVI corporation formed on April 14, 2020, is a joint venture between Red Anchor Trading Corp. (“RATC”), a British Virgin Island Company, and the other 3 Thai companies namely Tree Roots Entertainment Group Company Limited (“TREG”), T&B Media Global (Thailand) Company Limited (“T&B”) and Dees Supreme Company Limited (“DS”).

HotPlay (Thailand) Company Limited (“HP Thailand”), was established on March 6, 2020 by RATC, TREG, T&B, DS and Nithinan Boonyawattanapisut (the CEO of HotPlay and HP Thailand). HP Thailand is structured as an operating affiliate of HotPlay, to create a collaboration between the partners to expand the HotPlay Platform, an in-game advertising (IGA) platform which was originated and built by RATC. HotPlay and HP Thailand (collectively “the Company”) believes that the functionality of IGA platform will bridge the gap between advertisers and gamer populations.

On July 21, 2020, HotPlay and HP Thailand entered into binding definitive share exchange agreements with Monaker Group, Inc. (NASDAQ: “MKGI”, legal acquirer), a technology leader in the travel and vacation rental markets, relating to the proposed acquisition of 100% of the outstanding shares of HotPlay (legal acquiree) from the shareholders of HotPlay in exchange of a majority stake in MKGI. Under the terms of the Agreements, upon the closing thereof, the shareholders of HotPlay will become the majority shareholders of MKGI following the closings. And as part of the agreements, HotPlay has agreed to take all required steps necessary to obtain the HP Thailand Ownership. On September 17, 2020, HotPlay has acquired 49% stake in HP Thailand, however HotPlay and HP Thailand were two entities under common control without direct shareholding relationship as of August 31,2020.

Basis of Presentation

The combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and present the combined balance sheets of HotPlay and HP Thailand as of August 31, 2020 and the related combined statements of comprehensive income, changes in shareholders’ equity and cash flows for the period from March 6, 2020 (inception) to August 31, 2020. All significant intercompany balances and transactions among the legal entities are eliminated.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents represent cash on hand and deposits held at call with banks. The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Intangible Assets

The Company recognizes internal use software in accordance with ASC 350-40, Intangibles - Goodwill and Other - Internal Use Software (“ASC 350-40”). Thus, the Company capitalizes software development costs, including Payroll and payroll-related costs, external direct costs of services consumed in developing or obtaining internal-use computer software, beginning when it determines certain factors are present including, among others, that technology exists to achieve the performance requirements and/or buy versus internal development decisions have been made. The Company capitalized certain internal use software costs totaling approximately $965,820 during the period ended August 31, 2020. And capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

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Other intangible assets are acquired through the investments of shareholders, and mainly consist of copyright license. The Company records other intangible assets acquired at historical cost on the date invested. Other Intangible assets are carried at cost less accumulated amortization and impairment loss, if any, and amortized using the straight-line method over their estimated useful life.

Impairment of Intangible Assets

In accordance with Accounting Standards Update No. 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1. Significant underperformance compared to historical or projected future operating results;

2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and

3. Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives.

Foreign Currency Transactions

Foreign currency transactions during the year are translated into US dollars at the rates prevailing at the date of transactions. Monetary assets and liabilities denominated in foreign currencies at the statement of financial position date are translated into US dollars at the prevailing bank rates at that date. Gains or losses on translation are credited or charged to current operations in combined statement of comprehensive loss.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes (“ASC 740”), which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in its financial statements or tax returns. Under ASC 740, the Company determines deferred tax assets and liabilities based on the temporary difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which it expects the differences to reverse. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely that the net deferred asset will not be realized.

Uncertain tax positions

In order to assess uncertain tax positions, the Company applies a more-likely-than-not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more-likely-than-not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likelihood of being realized upon settlement. The Group recognizes interest and penalties, if any, under accrued expenses and other current liabilities on its combined balance sheets and under income tax expenses in its combined statements of operations and comprehensive loss.

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Earnings per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding during the period. Basic earnings per share are computed by dividing net income or loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share are calculated by dividing the net income or loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. There are no such common stock equivalents outstanding and no other dilutive securities outstanding as of August 31, 2020.

Comprehensive Loss

Comprehensive loss is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from shareholders and distributions to shareholders. Accumulated other comprehensive loss, as presented on the accompanying combined statement of financial position are the cumulative foreign currency translation adjustments.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ from those estimates.

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurements, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).

The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1— Inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that management has the ability to access.

Level 2 — Inputs utilize data points that are observable such as quoted prices, interest rates and yield curves.

Level 3 — Inputs are unobservable data points for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has various financial instruments, including cash and cash equivalents, prepaid expenses and other current assets, trade and other payables, amount due to related parties and certain other current liabilities. The carrying value of such financial instruments in the accompanying combined statement of financial position approximate their fair values due to their short-term nature. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments.

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Leases

The Company utilizes operating leases for its offices. The Company determines if an arrangement is a lease at inception. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s contractual obligation to make lease payments under the lease. Operating leases are included in operating lease right-to-use assets, non-current, and operating lease liabilities current and non-current captions in the combined statement of financial position.

Operating lease right-to-use assets and liabilities are recognized on the commencement date based on the present value of lease payments over the lease term. Lease agreements may contain periods of free rent or reduced rent, predetermined fixed increases in the minimum rent and renewal or termination options, all impacting the determination of the lease term and lease payments to be used in calculating the lease liability. Lease cost is recognized on a straight-line basis over the lease term. The Company uses the implicit rate in the lease when determinable. As most of the Company’s leases do not have a determinable implicit rate, the Company uses a derived incremental borrowing rate based on borrowing options under its credit agreement. The Company applies a spread over treasury rates for the indicated term of the lease based on the information available on the commencement date of the lease.

Recent Accounting Pronouncements Not Yet Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which introduced an expected credit loss model for the impairment of financial assets measured at amortized cost basis. That model replaces the probable, incurred loss model for those assets and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Through the amendments in this Update, the FASB added Topic 326, Financial Instruments-Credit Losses, and made several consequential amendments to the standard. For public business entities, the amendments in this Update will be effective for fiscal years beginning after December 15, 2020. The Company is in the process of assessing the impact on its consolidated financial statements from the adoption of the new guidance.

In December 2019, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (ASU 2019-12), which simplifies the accounting for income taxes. This guidance will be effective for entities for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a prospective basis, with early adoption permitted. The Company will adopt the new standard effective March 1, 2021 and do not expect the adoption of this guidance to have a material impact on our combined financial statements.

In January 2020, the FASB issued Accounting Standards Update No. 2020-01, Investments—Equity Securities (Topic 321), Investments—Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (ASU 2020-01), which clarifies the interaction of the accounting for equity securities under Topic 321, the accounting for equity method investments in Topic 323, and the accounting for certain forward contracts and purchased options in Topic 815. This guidance will be effective for entities for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a prospective basis, with early adoption permitted. The Company currently has no security investment, thus, the Company are anticipating that the there is no material impact of the new guidance.

NOTE 3. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

August 31, 2020
Input Value-Added Taxes	$94,205
Other current assets	9,762
Total	$103,967

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NOTE 4. PROPERTY AND EQUIPMENT, NET

The Company depreciates its property and equipment on a straight-line basis over the assets’ useful lives, which range from 3 to 5 years.

	August 31, 2020	Average life

Furniture and fixtures	$483	3-5 years
Construction in progress(i)	12,750
Total	$13,233
Less: Accumulated depreciation	(17)
Net	$13,216

Depreciation expense was $17 for the period from March 6, 2020 (date of inception) to August 31, 2020

(i) Construction in progress represents the office renovation fee.

NOTE 5. INTANGIBLE ASSETS

The Company amortizes its intangible assets on a straight-line basis over the estimated useful lives, which range from 1 to 20 years.

Intangible assets as of August 31, 2020 consist of the following:

	August 31, 2020	Average life
In-game-advertising application and platform	$2,626,671	6-9 years
Copyright licensing – animated characters	2,927,607	20 years
Software development in process	965,820	1-10 years
Total	$6,520,098
Less: Accumulated amortization	(197,520)
Net	$6,322,578

Amortization expense for the intangible assets was $197,520 for the period from March 6, 2020 (date of inception) to August 31, 2020.

NOTE 6. RELATED PARTIES TRANSACTIONS

a)	Related parties

Name of related parties	Relationship with the Company
Red Anchor Trading Corporation	A shareholder of the Company
Tree Roots Entertainment Group Company Limited (“TREG”)	A shareholder of the Company
T&B Media Global (Thailand) Company Limited	A shareholder of the Company
Dees Supreme Company Limited	A shareholder of the Company
Hotnow (Thailand) Company Limited (“Hotnow”)	An entity controlled by the Chief Executive Officer of the Company
True Axion Interactive Company Limited (“TAI”)	An entity controlled by the Chief Executive Officer of the Company
Magnolia Quality Development Corporation Limited (“MQDC”)	A shareholder of TREG which is a shareholder of the Company
Nithinan Boonyawattanapisut	A shareholder of the Company

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b)	Other than disclosed elsewhere, the Company had the following significant related party transactions for the period from March 6, 2020 (date of inception) to August 31, 2020.

For the period from March 6 (date of inception) to August 31, 2020
Short-term Loan from:
Magnolia Quality Development Corporation Limited	$ 482,910
Tree Roots Entertainment Group Co., Ltd	693,431
Interest-free Loan from:
Tree Roots Entertainment Group Co., Ltd	116,623
Repayment of Short-term Loan:
Tree Roots Entertainment Group Co., Ltd	693,431
Repayment of Interest-free Loan:
Tree Roots Entertainment Group Co., Ltd	53,583
Interest expense of loan from:
Magnolia Quality Development Corporation Limited	18,769
Tree Roots Entertainment Group Company Limited	6,129
Payment of loan interest:
Magnolia Quality Development Corporation Limited	15,155
Tree Roots Entertainment Group Co., Ltd	5,498

c)	The Company had the following related party balances as of August 31, 2020:

	Nature	Note	As of August 31, 2020
Amounts due from related parties:
Hotnow (Thailand) Company Limited	Contract cost	(i)	$106,240
True Axion Interactive Company Limited	Contract cost, Prepayment	(ii)	125,818
Total			$232,058

	Nature	Note	As of August 31, 2020
Amounts due to related parties:
Magnolia Quality Development Corporation Limited	Short-term Loan Payable, Interest payable	(iii)	$486,601
Tree Roots Entertainment Group Company Limited	Interest-free Loan Payable, Other payable, Interest payable	(iv)	69,556
Total			$556,157

(i) Amount due from Hotnow is the amount of $ 106,240 paid to Hotnow for development cost of game advertisement designed by Hotnow.

(ii) Amounts due from TAI are the amount of $ 54,528 paid to TAI for development cost of game advertisement designed by TAI and the amount of $71,290 paid to TAI in advance for developing internal used softwares.

(iii) Amount due to MQDC is a short-term Loan of $482,910 (15,000,000 Thai Baht) with its accrued interest at a rate 9% per annum which is payable on demand and unsecured.

(iv) Amounts due to TREG are interest-free Loan of $64,388 (2,000,000 Thai Baht), other payable of $4,523 for service fee paid by TREG and interest payable $645 accrued for the short-term loan $693,431 (22,000,000 Thai Baht) which was repaid as of August 31, 2020.

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NOTE 7. TAXATION

British Virgin Islands

HotPlay is incorporated in the British Virgin Islands and conducts its primary business operations through the related companies in Thailand. Under the current laws of the British Virgin Islands, HotPlay is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no BVI withholding tax will be imposed.

Thailand

HP Thailand is incorporated in Thailand and is subject to the statutory income tax rate of 20%.  Dividends, interests, rent or royalties payable by HP Thailand to non-Thai resident enterprises, and proceeds from any such nonresident enterprise investor's disposition of assets (after deducting the net value of such assets) shall be subject to 10-15% withholding tax, unless the respective non-Thai resident enterprise's jurisdiction of incorporation has a tax treaty or arrangements with Thailand that provides for a reduced withholding tax rate or an exemption from withholding tax.

The reconciliation of tax computed by applying the statutory income tax rate of 20% for the period from March 6, 2020 (date of inception) to August 31, 2020 is as follows:

For the period from March 6, 2020 (date of inception) to August 31, 2020
Loss before income taxes	$(529,041)
Income tax benefit computed at the Thai statutory income tax rate at 20%	105,808
Non-deductible expenses	(350)
Impact of different tax rates in other jurisdictions	(46,992)
Change in valuation allowance	(58,467)
Income tax expense	—

Deferred Taxes

        The significant components of deferred taxes are as follows:

As of August 31, 2020
Deferred tax assets:
Tax losses	$58,467
Less: Valuation allowance	(58,467)
Total deferred tax assets	$—

As of August 31, 2020, the Company was in cumulative loss position, valuation allowance was provided against deferred tax assets in entities where it was determined it was more likely than not that the benefits of the deferred tax assets will not be realized. As August 31, 2020, the Company had tax losses of $292,333 derived from HP Thailand, which can be carried forward per tax regulation to offset future taxable income. The Thailand taxable losses will expire beginning in 2025 if not utilized.

The Company adopted the guidance on accounting for uncertainties in income taxes, which prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Guidance was also provided on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. Significant judgment is required in evaluating the Company’s uncertain tax positions and determining its provision for income taxes for the period from March 6, 2020 (date of inception) to August 31, 2020, and the Company did not have any significant interest or penalties associated with uncertain tax positions. As of August 31, 2020, the Company did not have any significant unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.

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NOTE 8. SHARE CAPITAL

HotPlay Enterprise Limited (“HotPlay”) is authorized to issue 120,000 shares with US$100 par value per share of a single class of Common stock. As of August 31, 2020, there are 120,000 shares issued and outstanding.

HotPlay (Thailand) Company Limited (“HP Thailand”) is authorized to issue ordinary shares of 100,000 shares with US$0.31 par value as of August 31, 2020, there are 100,000 shares issued and outstanding.

NOTE 9. LOSS PER SHARE

The calculation of basic and diluted loss per share is based on the following data:

	For the period from March 6, 2020 (date of inception) to August 31, 2020
	HotPlay	HP Thailand
Numerator
Loss for the period and loss used in basic and diluted EPS (US$)	(234,960)	(294,081)

Denominator
Weighted average number of ordinary shares used in basic and diluted loss per share	43,786	100,000

Basic and diluted loss per share (US$)	(5.3661)	(2.9408)

Basic net loss per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of ordinary shares and ordinary equivalent shares outstanding during the period. Due to the loss for the period ended August 31, 2020, approximately 76,214 shares were excluded from the calculation of diluted net loss per share, because the effect would be anti-dilutive.

NOTE 10. LEASE

On July 1, 2020, the Company signed a new lease agreement for office space located at 8/16 Soi Soonvichai, New Petchburi Road, Bangkok Thailand. The company is renting commercial office space for 1.33 years commencing July 1, 2020 to October 31, 2021 which total rent under the leased period is $13,006.

The lease expense for the period from the inception date to August 31, 2020 was $1,592. The Company recorded operating lease Right-to-Use asset of $10,735 along with current operating lease liability of $9,166 and non-current operating lease liability of $1,617 as of August 31, 2020.

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Supplemental information related to operating lease was as follows:

August 31, 2020
Remaining operating lease term	1.17 Years
Weighted-average discount rate	9.375%

The Company’s lease agreements do not have a discount rate that is readily determinable. The weighted-average discount rate was calculated using the average borrowing rate for the related party loan that was used to calculate the lease liability balance for each lease and the remaining balance of the lease payments as of August 31, 2020.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Company is subject to certain claims and lawsuits typically filed against personal computer and mobiles games companies, alleging primarily professional errors or omissions. While management does not believe that the resolution of these claims will have a material adverse effect, individually or in aggregate, on its financial position, results of operations or cash flows, management acknowledges the uncertainty surrounding the ultimate resolution of these matters. As of August 31, 2020, the Company did not have any other significant indemnification claims that were probable or reasonably possible.

NOTE 12. SUBSEQUENT EVENTS

Bridge Loans

During September 1, 2020 to January 6, 2021, HotPlay issued an aggregate of $3.0 million Convertible Promissory Notes to its shareholders who provided an advance of $3.0 million to Monaker Group, Inc (“MKGI”) related to the terms of the Share Exchange Agreement dated July 21, 2020 (Note 1). Conditions of the bridge loan to MKGI includes (i) an interest rate of 1% per annum; (ii) a provision providing for the forgiveness in the event that the share exchange agreement is terminated under certain circumstances and (iii) an automatic conversion into restricted MKGI Common Stock under certain circumstances subject in all cases to the rules and requirements of the Principal Market.

Share Capital Increase

On October 8, 2020, HP Thailand registered the increase of share capital with the Ministry of Commerce in accordance with resolution passed by the Extraordinary Meeting of shareholders No.1/2020 dated October 8, 2020. The meeting approved the increase in its registered share capital from $31,048 (100,000 ordinary shares of $0.314 per share) to $62,096 (total 200,000 shares of which 98,000 shares are Preference shares (49%) and 102,000 shares (51%) are ordinary shares at the par value of $0.314 per share) to facilitate the business operation of the Company.

Related party Transactions

On September 17, 2020, HP Thailand received 8,000,000 Thai Baht (approximately $257,000) loan from Tree Roots Entertainment Group Co., Ltd. at an interest rate of 9.75% per annum. The loan was made for HP Thailand to meet capital and operating expenses.

On October 19, 2020, HP Thailand received 5,000,000 Thai Baht (approximately $160,000) loan from Tree Roots Entertainment Group Co., Ltd. at an interest rate of 9.75% per annum. The loan was made for HP Thailand to meet capital and operating expenses.

On October 27, 2020, HP Thailand received 5,000,000 Thai Baht (approximately $160,000) loan from Tree Roots Entertainment Group Co., Ltd. at an interest rate of 9.75% per annum. The loan was made for HP Thailand to meet capital and operating expenses.

On November 17, 2020, HotPlay received $888,954 from Tree Roots Entertainment Group Co. Ltd. as part of the $4,200,000 investment commitment agreed in the Joint Venture and Shareholders Agreement. On the same day, HotPlay loaned $880,000, at a 0% interest rate to HP Thailand to meet capital and operating expenses. On November 24, 2020, HP Thailand repaid partial of the loan amount $80,000 to HotPlay.

On December 18 and December 28, 2020, HotPlay received $160,000 and $340,000 from T&B Media Global (Thailand) Co.,Ltd. as part of the $1,200,000 investment commitment agreed in the Joint Venture and Shareholders Agreement.

On December 24, 2020, HP Thailand received 8,000,000 Thai Baht (approximately $267,000) interest-free loan from Tree Roots Entertainment Group Co., Ltd. and repaid the whole amount back on December 29, 2020.

On December 28, 2020 HotPlay loaned $340,000, at a 0% interest rate to HP Thailand to meet capital and operating expenses.

On January 8, 2021, HotPlay entered into a Note Purchase agreement to receive $12,000,000 from Tree Roots Entertainment Group Co. Ltd. (the “Tree Roots Convertible Note”) to meet the HotPlay exchange agreement requirement of having at least $15,000,000 in cash at the time of closing. The convertible note has an interest rate of 5% per annum, and HotPlay is expected to receive the full amount by February 2, 2021.

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Annex A

SHARE EXCHANGE AGREEMENT

BY AND AMONG

MONAKER GROUP, INC.,

HOTPLAY ENTERPRISE LIMITED

AND

THE STOCKHOLDERS OF HOTPLAY ENTERPRISE LIMITED

DATED AS OF JULY 21, 2020

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of July 21, 2020 (“Agreement”), is made by and among MONAKER GROUP, INC., a Nevada corporation (“Monaker”), HOTPLAY ENTERPRISE LIMITED, a British Virgin Islands company (“HotPlay”), Red Anchor Trading Corporation, a British Virgin Islands corporation and the principal stockholder of HotPlay (the “Principal Stockholder”) and T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, the minority stockholders of HotPlay (collectively, the “Minority Stockholders,” and together with the Principal Stockholder, individually, a “Stockholder” and collectively, the “Stockholders”).  Each of Monaker, HotPlay and the Stockholders are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, the Stockholders own one hundred percent (100%) of the issued and outstanding shares of capital stock of HotPlay (the “HotPlay Shares”), in the proportions set forth in Section 1.1 of the HotPlay Disclosure Schedule (as hereinafter defined); and

WHEREAS, the Stockholders have agreed to transfer to Monaker, and Monaker has agreed to acquire from the Stockholders all of the HotPlay Shares, in exchange for the Restricted Monaker Shares (defined below in Article I) to be issued to the Stockholders pro rata, as set forth in of the HotPlay Disclosure Schedule; and

WHEREAS, immediately after the closing of the transactions contemplated herein, HotPlay will become a wholly-owned subsidiary of Monaker, all on the terms and conditions set forth herein; and

WHEREAS, HotPlay shall acquire (a) 49% of the Class A shares of capital stock of HotPlay (Thailand) Company Limited (“HP Thailand”); and (b) (i) not less than 90% of the voting, and (ii) 95% of the economic and liquidation rights associated with, HP Thailand through a preferred share structure (the “HotPlay Ownership”)1;

WHEREAS, the Stockholders hold 100% of the issued and outstanding shares of capital stock of HP Thailand; and

WHEREAS, HotPlay has agreed to acquire HotPlay Ownership subsequent to the date of this Agreement, and within the time frame set forth below in Section 7.9.

1 Monaker understands and agrees that although HotPlay does not have this interest in HP Thailand, but that after the Parties’ have entered into this Agreement, HotPlay shall acquire (a) 49% of the Class A shares of HP Thailand and the BOJ 5 form will be filed as soon as possible; and (b) (i) not less than 90% of the voting, and (ii) 95% of the economic and liquidation rights associated with HP Thailand through a preferred share structure through a preferred share structure as set forth in Section 7.9(b).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I.
DEFINITIONS

In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used in this Agreement:

“Accredited Investor” has the meaning set forth in Rule 501(a) under the Securities Act.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

“Agreement” has the meaning set forth in the preamble.

“Axion” means Axion Ventures, Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV”.

“Axion Closing” means the closing of the transactions contemplated by the Axion Share Exchange Agreement.

“Axion Share Exchange Agreement” means that certain Share Exchange Agreement entered into between Monaker and certain of the stockholders of Axion, dated on or around the date hereof.

“Axion Percentage” means 14.8% of the Post-Closing Capitalization of Monaker.

“BOI” means the Board of Investment of Thailand.

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“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Certification” means a Certificate of Accredited Investor Status in the form of Exhibit A hereto.

“Charter Amendments” mean the amendment to Monaker’s Articles of Incorporation to (a) allow for a reverse stock split of the Monaker Common Stock in a rate of between 1:6 and 1:9 (or such other ratio as may be approved by the Company and the Principal Stockholder), in the discretion of the Board of Directors of Monaker; (b) affect a name change to “Nextplay Technologies, Inc.” (or such other name as Monaker and the Principal Stockholder may agree to), and (c) to affect such other amendments as Monaker, HotPlay and the Principal Stockholder may determine necessary or warranted.

“Clearance Date” means the date on which the Proxy Statement has cleared comments with the SEC.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Combined Company” means Monaker, following the Closing and the Axion Closing.

“Competing Transaction Proposal” means any bona fide proposal or offer (whether or not in writing) from a third party (other than Monaker or HotPlay or any of their respective subsidiaries) with respect to any of the following (other than the Share Exchange and the other transactions contemplated hereby): (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving Monaker or any of Monaker’s subsidiaries; (ii) any sale, lease, exchange, transfer or other disposition of 15% or more of the consolidated assets of Monaker or any of Monaker’s subsidiaries; (iii) any issuance, sale or other disposition of 15% or more of the total outstanding voting power of Monaker or any of Monaker’s subsidiaries; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any person (or the stockholders of any person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the total outstanding voting power of Monaker or any of Monaker’s subsidiaries; or (v) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the Share Exchange.

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“Contract” means any written or oral contract, lease, license, indenture, note, bond, agreement, arrangement, understanding, permit, concession, franchise or other instrument.

“Control,” “controlled by” and “under common control with” mean, with respect to a specified Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of stock or other securities, as executor, by contract or otherwise.

“Damages” has the meaning set forth in Section 11.2.

“Environmental Laws” has the meaning set forth in Section 4.18.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

“Foreign Business Certificate” means a permit issued by the MOC which allows non-Thai nationals to lawfully acquire at least fifty per cent (50%) or more of the capital stock of any business ventures that operate in industries deemed restricted from foreign investment according to Thai legislation.

“GAAP” means, with respect to any Person, generally accepted accounting principles in the U.S. applied on a consistent basis with such Person’s past practices.

“Governmental Authority” means any domestic or foreign, federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body.

“Hazardous Materials” has the meaning set forth in Section 4.18.

“HotPlay” has the meaning set forth in the preamble.

“HotPlay Capital Stock” has the meaning set forth in Section 4.7.

“HotPlay Disclosure Schedule” has the meaning set forth in Article IV.

“HotPlay Indemnified Parties” means HotPlay and its Affiliates and their respective managers, directors, officers, stockholders and representatives.

“HotPlay Percentage” means 67.8% of the Post-Closing Capitalization of Monaker.

“HotPlay Preference Interest” means (i) not less than 90% of the voting, and (ii) 95% of the economic and liquidation rights, associated with HP Thailand through a preferred share structure as set forth in Section 7.9(b).

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“HotPlay Shares” has the meaning set forth in the Recitals.

“HP Thailand Acquisition” means the acquisition by HotPlay of (a) 49% of the issued and outstanding Class A stock of HotPlay; and (b) the HotPlay Preference Interest through a preferred share structure as set forth in Section 7.9(b).

“HP Thailand Deadline” means the date which falls 30 days after the date of this Agreement, unless such date is extended in the sole discretion of Monaker.

“HP Thailand Shares” means the outstanding capital stock of HP Thailand.

“Indebtedness” means without duplication, (a) all indebtedness or other obligation of the Person for borrowed money, whether current, short-term, or long-term, secured or unsecured; (b) all indebtedness of the Person for the deferred purchase price for purchases of property outside the Ordinary Course of Business; (c) all lease obligations of the Person under leases which are capital leases in accordance with GAAP; (d) any off-balance sheet financing of the Person including synthetic leases and project financing; (e) any payment obligations of the Person in respect of banker’s acceptances or letters of credit (other than stand-by letters of credit in support of ordinary course trade payables); (f) any liability of the Person with respect to interest rate swaps, collars, caps and similar hedging obligations; (g) any liability of the Person under deferred compensation plans, phantom stock plans, severance or bonus plans, or similar arrangements made payable as a result of the transactions contemplated herein; (h) any indebtedness referred to in clauses (a) through (g) above of any other Person which is either guaranteed by, or secured by a security interest upon any property owned by, the Person; and (i) accrued and unpaid interest of, and prepayment premiums, penalties or similar contractual charges arising as a result of the discharge at Closing of, any such foregoing obligation.

“Indemnified Party” has the meaning set forth in Section 11.3.

“Indemnifying Party” has the meaning set forth in Section 11.3.

“Intellectual Property” means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

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“Investment Promotion” means certain benefits or privileges, such as tax incentives and/or majority foreign ownership, granted by the Board of Investment of Thailand to businesses that wish to operate in certain industries which the Thai government intends to promote.

“Knowledge” shall mean, except as otherwise explicitly provided herein, actual knowledge after reasonable investigation.  Monaker and its respective Affiliates, shall be deemed to have “Knowledge” of a matter if such matter is known to Monaker’s Chief Executive Officer, William Kerby, Monaker’s Vice President of Finance and Acting Chief Financial Officer, Sirapop “Kent” Taepakdee, Monaker’s Chief Operating Officer and Chief Information Officer, Timothy Sikora, or Monaker’s Chairman, Donald P. Monaco. HotPlay and its respective Affiliates, shall be deemed to have “Knowledge” of a matter if such matter is known to Nithinan Boonyawattanapisu, HotPlay’s Chief Executive Officer. Each of the Stockholders shall be deemed to have “Knowledge” of a matter if such Stockholder has actual knowledge of such matter.

“Laws” means, with respect to any Person, any U.S. or non-U.S., federal, national, state, provincial, local, municipal, international, multinational or other Law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“License” means any security clearance, permit, license, variance, franchise, Order, approval, consent, certificate, registration or other authorization of any Governmental Authority or regulatory body, and other similar rights.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such Person.

“Minority Stockholders” has the meaning set forth in the preamble.

“MOC” means the Ministry of Commerce of Thailand.

“Monaker” has the meaning set forth in the preamble.

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“Monaker Common Stock” means the common stock, $0.00001 par value per share, of Monaker.

“Monaker Indemnified Parties” means Monaker and its Affiliates and their respective managers, directors, officers, stockholders and representatives.

“Monaker Most Recent Fiscal Year End” means February 29, 2020.

“Monaker Organizational Documents” has the meaning set forth in Section 5.6.

“Money Laundering Laws” has the meaning set forth in Section 4.21.

“Order” means any order, judgment, ruling, injunction, assessment, award, decree or writ of any Governmental Authority or regulatory body.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Party” and “Parties” have the respective meanings set forth in the preamble.

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Post-Closing Capitalization of Monaker” means the outstanding shares of Monaker Common Stock following the Closing and the Axion Closing, which is calculated by dividing (a) the total number of shares of Monaker Common Stock outstanding immediately prior to the Closing, by (b) 17.4% (one (1) minus the sum of (x) the HotPlay Percentage plus the (y) Axion Percentage), rounded up to the nearest whole share.

“Principal Market” means the Nasdaq Capital Market.

“Principal Stockholder” has the meaning set forth in the preamble.

“Proxy Statement” means the proxy statement on Schedule 14A filed by Monaker with the SEC relating to the Stockholders’ Meeting.

“Registration Statements” has the meaning set forth in Section 5.12(b).

“Required Stockholders” means Stockholders holding more than 51% of the total outstanding HotPlay Shares.

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“Restricted Monaker Shares” means that number of restricted shares of Monaker Common Stock as equals the HotPlay Percentage of the Post-Closing Capitalization of Monaker.

“SEC” means the U.S. Securities and Exchange Commission, or any successor agency thereto.

“SEC Reports” has the meaning set forth in Section 5.12(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will be in effect at the time.

“Share Exchange” has the meaning set forth in Section 2.1.

“Stockholder” and “Stockholders” have the meanings set forth in the preamble. Any action required to be taken, or which may be taken, by the Stockholders as described herein shall only be taken with the majority consent of the Stockholders.

“Stockholders’ Meeting” has the meaning given to such term in Section 7.5(a).

“Stock Registration Form” means a form of Stock Registration Form in the form of Exhibit B hereto.

“Subsidiary” or “subsidiary” of any Person means any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is Controlled by such Person. For the avoidance of doubt, the Subsidiaries of any Person shall include any variable interest entity over which such Person or any of its Subsidiaries effects Control pursuant to contractual arrangements and which is consolidated with such Person in accordance with generally accepted accounting principles applicable to such Person.

“Tax Return” means all returns, declarations, reports, estimates, statements, forms and other documents filed with or supplied to or required to be provided to a Governmental Authority with respect to Taxes, including any schedule or attachment thereto and any amendment thereof.

“Tax” or “Taxes” means all taxes, assessments, duties, levies or other charge imposed by any Governmental Authority of any kind whatsoever together with any interest, penalties, fines or additions thereto and any liability for payment of taxes whether as a result of (a) being a member of an affiliated, consolidated, combined, unitary or similar group for any period; (b) any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any Person; (c) being liable for another Person’s taxes as a transferee or successor otherwise for any period; or (d) operation of Law.

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“Termination Date” means October 30, 2020.

“Transaction Documents” means, collectively, this Agreement and all agreements, certificates, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement, including, but not limited to the exhibits hereto and any documents required to consummate the HP Thailand Acquisition.

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“U.S.” means the United States of America.

ARTICLE II.
SHARE EXCHANGE; CLOSING

Section 2.1        Share Exchange. At the Closing, the Stockholders shall sell, transfer, convey, assign and deliver the HotPlay Shares, representing all of the issued and outstanding shares of HotPlay Capital Stock, to Monaker and in consideration therefor, Monaker shall issue the Restricted Monaker Shares to the Stockholders, pro rata, as set forth in Schedule 1.1 of the HotPlay Disclosure Schedule (the “Share Exchange”).  Immediately following the Closing, HotPlay will become a wholly-owned subsidiary of Monaker. Schedule 1.1 of the HotPlay Disclosure Schedule also includes a summary of the ownership of HP Thailand.

Section 2.2        Closing. Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at the offices of the legal counsel of Monaker or HotPlay, as may be mutually agreed by Monaker and the Principal Stockholder prior to Closing, contemporaneously with the execution of this Agreement. The date and time of the Closing is referred to herein as the “Closing Date.”

Section 2.3        Closing Deliveries by Monaker. At the Closing, Monaker shall deliver, or cause to be delivered, (a) certificates evidencing the Restricted Monaker Shares to the Stockholders in the denominations set forth in Section 1.1 of the HotPlay Disclosure Schedule; and (b) the various other documents required to be delivered at Closing pursuant to Section 9.2 hereof.

Section 2.4        Closing Deliveries by HotPlay and the Stockholders. At the Closing, (a) the Stockholders shall deliver, or cause to be delivered, certificate(s) representing the HotPlay Shares, accompanied by an executed stock power signed by each Stockholder; and (b) HotPlay and the Stockholders, as applicable, shall deliver, or cause to be delivered, to Monaker the various other documents required to be delivered at Closing pursuant to Section 9.3 hereof.

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ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Stockholders, severally and not jointly, hereby represent and warrant to Monaker that the statements contained in this Article III with respect to the Stockholder making the statement, are true, correct and complete as of the date of this Agreement and as of the Closing Date.

Section 3.1        Authority. The Stockholder has all requisite authority and power to enter into and deliver this Agreement and any of the other Transaction Documents to which such Stockholder is a party, and any other certificate, agreement, document or instrument to be executed and delivered by the Stockholder in connection with the transactions contemplated hereby and thereby and to perform his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  This Agreement has been, and each of the Transaction Documents to which the Stockholder is a party will be, duly and validly authorized and approved, executed and delivered by the Stockholder.

Section 3.2        Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Stockholder, this Agreement and each of the Transaction Documents to which the Stockholder is a party are duly authorized, executed and delivered by the Stockholder, and constitute the legal, valid and binding obligations of the Stockholders, enforceable against the Stockholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 3.3        No Conflicts. Neither the execution or delivery by the Stockholder of this Agreement or any Transaction Document to which the Stockholder is a party, nor the consummation or performance by the Stockholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the Stockholder is a party or by which the properties or assets of the Stockholder are bound; or (b) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of such Stockholder under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Stockholder or HotPlay under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which the Stockholder is a party or any of the Stockholders’ assets and properties are bound or affected, except, in the case of any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on the Stockholders, HotPlay, Monaker or the Share Exchange.

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Section 3.4        Ownership of HotPlay Shares. The Stockholder is the sole record and beneficial owner, of, and owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to Monaker pursuant to this Agreement and to HotPlay, pursuant to a separate agreement to be entered into between such Stockholder and HotPlay, prior to the HP Thailand Deadline, the HotPlay Shares and the HP Thailand shares, respectively, which are set forth on Schedule 1.1, free and clear of any and all Liens.  There are no options, rights, voting trusts, stockholder agreements or any other Contracts or understandings to which the Stockholder is a party or by which the Stockholder or the HotPlay Shares or the HP Thailand Capital Stock are bound with respect to the issuance, sale, transfer, voting or registration of the HotPlay Shares or the HP Thailand Capital Stock. Stockholder has sole managerial and dispositive authority with respect to the HotPlay Shares and the HP Thailand Capital Stock and has not granted any 3rd party a proxy or option to buy the HotPlay Shares or the HP Thailand Capital Stock that has not expired or been validly withdrawn. At the Closing Date, Monaker will acquire good, valid and marketable title to the HotPlay Shares free and clear of any and all Liens and HotPlay will own the HP Thailand Capital Stock subject to the HP Thailand Acquisition free and clear of any and all Liens.

Section 3.5        Certain Proceedings. There is no Action pending against, or to the Knowledge of the Stockholder, threatened against or affecting, the Stockholder by any Governmental Authority or other Person with respect to the Stockholder that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.6        Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Stockholders and HotPlay for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the Stockholders and HotPlay. The Principal Stockholder and HotPlay shall be solely responsible for payment of any undisclosed obligation and the Principal Stockholder and HotPlay, jointly and severally, will indemnify and hold Monaker harmless from and against any liability or expense arising out of, or in connection with payment of such undisclosed obligation, to the extent such obligation arises due to the actions of the Stockholders.

Section 3.7        Investment Representations.

(a)        The Stockholder is acquiring its Restricted Monaker Shares hereunder for investment for his own account and not with a view to the resale or distribution of any part thereof, and the Stockholder has no present intention of selling or otherwise distributing his/her/its Restricted Monaker Shares, except in compliance with applicable securities Laws.

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(b)        The Stockholder understands that the Restricted Monaker Shares issued hereunder are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Stockholder pursuant hereto, the Restricted Monaker Shares would be acquired in a transaction not involving a public offering.  The issuance of the Restricted Monaker Shares hereunder is being affected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act and Rule 506(b) thereunder.  The Stockholder further acknowledges that upon issuance, the Restricted Monaker Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom.  The Stockholder represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby, and specifically those in subparagraph (i) thereof, and otherwise by the Securities Act.

(c)        The Stockholder understands and agrees that the Restricted Monaker Shares issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

(d)        The Stockholder understands that the Restricted Monaker Shares are being offered and issued to the Stockholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Stockholder set forth in this Agreement, in order that Monaker may determine the applicability and availability of the exemptions from registration of the Restricted Monaker Shares on which Monaker is relying.

(e)        The Stockholder further represents and warrants to Monaker that (i) he, she or it, qualifies as an Accredited Investor, and has executed a Certification in connection with his, her or its entry into this Agreement; (ii) he, she or it consents to the placement of a legend on any certificate or other document evidencing the Restricted Monaker Shares substantially in the form set forth in Section 3.8(a); (iii) he, she or it has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect his interests in connection with the transactions contemplated by this Agreement; (iv) he, she or it has consulted, to the extent that he, she or it has deemed necessary, with his, her or its tax, legal, accounting and financial advisors concerning his, her or its investment in the Restricted Monaker Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing his, her or its entire investment in the Restricted Monaker Shares; (v) he, she or it has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding Monaker that he has requested and all such public information is sufficient for him, her or it to evaluate the risks of investing in the Restricted Monaker Shares; (vi) he, she or it has been afforded the opportunity to ask questions of and receive answers concerning Monaker and the terms and conditions of the issuance of the Restricted Monaker Shares; (vii) he, she or it is not relying on any representations and warranties concerning Monaker made by Monaker or any officer, employee or agent of Monaker, other than those contained in this Agreement or the SEC Reports; (viii) he, she or it will not sell or otherwise transfer the Restricted Monaker Shares, unless either (A) the transfer of the Restricted Monaker Shares is registered under the Securities Act or (B) an exemption from such registration is available; (ix) he, she or it understands and acknowledges that Monaker is under no obligation to register the Restricted Monaker Shares for sale under the Securities Act; (x) he, she or it represents that the address furnished to Monaker is his, her or its principal residence; (xi) he, she or it understands and acknowledges that the Restricted Monaker Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning Monaker that has been supplied to him, her or it and that any representation to the contrary is a criminal offense; and (xii) he, she or it acknowledges that the representations, warranties and agreements made by him, her or it herein shall survive the execution and delivery of this Agreement and the issuance of the Restricted Monaker Shares.

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(f)         The Stockholder is aware of, has received and had an opportunity to review (i) Monaker’s Annual Report on Form 10-K for the year ended February 29, 2020; and (ii) Monaker’s current reports on Form 8-K, proxy statements, Form 10-Qs and amended Form 10-K (which filings can be accessed by going to https://www.sec.gov/search/search.htm, typing “Monaker Group” in the “Company name” field, and clicking the “Search” button), from April 1, 2020, to the date of such Stockholder’s entry into this Agreement, in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by him, her or it of Monaker. Stockholder acknowledges that due to his, her or its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the Securities Act.

(g)        Stockholder has not become aware of and has not been offered the Restricted Monaker Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Stockholder’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(h)        All information and disclosures set forth in the Stockholder’s Certification and Stock Registration Form will be correct and accurate as of the Closing.

Section 3.8       Stock Legends. The Stockholder hereby agrees and acknowledges as follows:

(a)        The certificates evidencing the Restricted Monaker Shares and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

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(b)        The certificates representing the Restricted Monaker Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities law, or Contract.

Section 3.9        Insider Trading. Each Stockholder certifies and confirms that he, she, or it has not personally, nor through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of Monaker. Each Stockholder further certifies and confirms that he, she, or it has not communicated the nature of the transactions contemplated herein, is not aware of any disclosure of non-public information regarding Monaker or the transactions contemplated herein, and is not a party to any insider trading in Monaker’s securities. Each Stockholder further certifies and confirms that he, she, or it has not “tipped” any related parties nor third parties regarding the transactions contemplated herein, and/or advised any parties to purchase, sell or otherwise trade shares of Monaker’s securities.

Section 3.10      Closing Date Releases.

(a)        Effective on the Closing Date, the Stockholders for themselves and their successors and assigns, hereby release, acquit and forever discharge HotPlay and HP Thailand and their respective Affiliates, officers, directors, employees and agents and their respective successors and assigns of and from any and all claims, demands, liabilities, responsibilities, disputes, causes of action and obligations of every nature whatsoever, liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Stockholders have, own or hold as of the Closing Date, or have at any time previously had, owned or held against such parties, including, without limitation, all Liabilities created as a result of the, gross negligence and willful acts of HotPlay or HP Thailand or the negligence of HotPlay or HP Thailand or their employees and agents, or under a theory of strict liability, existing as of the Closing Date; provided, however, that such release shall not cover (a) any claims against HotPlay or HP Thailand or any of their Affiliates unrelated in any way to HotPlay or HP Thailand; (b) any claims arising under any agreement between such Stockholder and HotPlay or HP Thailand, previously disclosed to Monaker in writing, to be continued after the Closing Date; or (c) any claims arising under this Agreement. Notwithstanding the foregoing, the releases and other agreements set forth in this Section 3.10 shall not apply to or otherwise limit, restrict or affect the indemnification, exculpation and other obligations set forth in Article XI or in any other document or agreement.

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(b)        As of the date of this Agreement, each of the Stockholders hereby represent and warrant that such Stockholder has not previously assigned or transferred, or purported to assign or transfer, to any Person or entity whatsoever all or any part of the claims, demands, liabilities, responsibilities, disputes, causes of action or obligations released in Section 3.10(a). Each of the Stockholders represents and warrants that such Stockholder has read and understands all of the provisions of this Section 3.10 and that the Stockholder has been represented by legal counsel of the Members’ own choosing in connection with the negotiation, execution and delivery of this Agreement.

(c)        The release provided by the Stockholders pursuant to Section 3.10(a) shall apply notwithstanding that the matter for which release is provided may relate to the ordinary, sole or contributory negligence, gross negligence, willful misconduct or violation of law by a released party, including HotPlay and HP Thailand and their Affiliates, officers, directors, employees and agents, and for liabilities based on theories of strict liability, and shall be applicable whether or not negligence of the released party is alleged or proven, it being the intention of the Parties to release the released party from and against its ordinary, sole and contributory negligence and gross negligence as well as liabilities based on the willful actions or omissions of the released party and Liabilities based on theories of strict liability.

Section 3.11      Proxy Statement Information. None of the information supplied or to be supplied by the Stockholders to Monaker for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 3.12     No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Monaker by the Stockholders pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

Section 3.13     Full Ownership of HP Thailand. The Stockholders own approximately 99% of the issued and outstanding capital stock of HP Thailand as of the date of this Agreement.

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Section 3.14.     Further Assurances. The Stockholders will do such other acts and things, all as the other Parties may reasonably request for the purpose of transferring ownership of HP Thailand to HotPlay.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF HOTPLAY

HotPlay represents and warrants to Monaker, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by HotPlay to Monaker contemporaneously with the execution of this Agreement, or thereafter pursuant to Section 7.10 (collectively, the “HotPlay Disclosure Schedule”) that the statements contained in this Article IV are true, correct and complete as of the date of this Agreement and as of the Closing Date. Each reference to “HotPlay/HP Thailand” below shall include a reference to HotPlay’s subsidiaries and also include a reference to HP Thailand, which HotPlay shall acquire 49% of the Class A shares of HP Thailand and the HotPlay Preference Interest, after entry into this Agreement, and which is subject to the HP Thailand Deadline.

Section 4.1        Organization and Qualification. HotPlay/HP Thailand is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on HotPlay/HP Thailand.

Section 4.2        Authority. HotPlay/HP Thailand has all requisite authority and power (corporate and other), Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which HotPlay/HP Thailand is a party and any other certificate, agreement, document or instrument to be executed and delivered by HotPlay/HP Thailand in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other Transaction Documents by HotPlay/HP Thailand and the performance by HotPlay/HP Thailand of its obligations hereunder and thereunder and the consummation by HotPlay/HP Thailand of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of HotPlay/HP Thailand.  HotPlay/HP Thailand does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby.  This Agreement has been, and each of the Transaction Documents to which HotPlay/HP Thailand is a party will be, duly and validly authorized and approved, executed and delivered by HotPlay/HP Thailand.

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Section 4.3        Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the Parties hereto and thereto other than HotPlay/HP Thailand, this Agreement and each of the Transaction Documents to which HotPlay/HP Thailand is a party are duly authorized, executed and delivered by HotPlay/HP Thailand and constitutes the legal, valid and binding obligations of HotPlay/HP Thailand enforceable against HotPlay/HP Thailand in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 4.4        No Conflicts. Neither the execution nor the delivery by HotPlay/HP Thailand of this Agreement or any Transaction Document to which HotPlay/HP Thailand is a party, nor the consummation or performance by HotPlay/HP Thailand of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the HotPlay Organizational Documents or HP Thailand’s organizational documents; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree applicable to HotPlay/HP Thailand, or by which HotPlay/HP Thailand or any of its respective assets and properties are bound or affected; (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of HotPlay/HP Thailand under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of HotPlay/HP Thailand under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which HotPlay/HP Thailand is a party or by which HotPlay/HP Thailand or any of its respective assets and properties are bound or affected; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by HotPlay/HP Thailand or that otherwise relate to the business of, or any of the properties or assets owned or used by, HotPlay/HP Thailand, except, in the case of clauses (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on HotPlay/HP Thailand.

Section 4.5        Subsidiaries. HotPlay does not own, directly or indirectly, any equity or other ownership interest in any corporation, limited liability company, limited or general partnership, joint venture or other entity or enterprise. After entry into this Agreement, HotPlay shall acquire a 49% interest in the Class A capital stock of HP Thailand and the HotPlay Preference Interest prior to the Closing, and will own 99.8% of the capital stock of HP Thailand following the Closing, subject to Foreign Business Certificate is granted under clause 7.9 A.  There are no Contracts or other obligations (contingent or otherwise) of HotPlay/HP Thailand to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

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Section 4.6        Organizational Documents. HotPlay has delivered or made available to Monaker true and correct copies of the Certificate of Incorporation and Bylaws of HotPlay/HP Thailand and each of its subsidiaries and Affiliates, and any other organizational documents of HotPlay/HP Thailand and each of its subsidiaries and Affiliates, each as amended to date, and each such instrument is in full force and effect (collectively, the “HotPlay Organizational Documents”).  Neither HotPlay/HP Thailand, nor its subsidiaries or Affiliates are in violation of any of the provisions of the HotPlay Organizational Documents. The minute books (containing the records or meetings of the stockholders, the board of directors and any committees of the board of directors), as provided or made available to Monaker, are correct and complete.

Section 4.7        Capitalization. The authorized and outstanding capital stock and other voting securities of HotPlay (the “HotPlay Capital Stock”) and HP Thailand (the “HP Thailand Capital Stock”) and each of its subsidiaries and Affiliates is set forth in Section 4.7 of the HotPlay Disclosure Schedule.  Except as set forth on such schedule, no shares of capital stock or other voting securities of HotPlay/HP Thailand and each of its subsidiaries or Affiliates were issued, reserved for issuance or outstanding. HotPlay/HP Thailand owns of record and beneficially all of the capital stock or other voting securities of each of its subsidiaries and Affiliates.  All the outstanding shares of HotPlay/HP Thailand and all the outstanding capital stock of each of its subsidiaries and affiliates are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the applicable jurisdiction of formation, the HotPlay Organizational Documents. HP Thailand organizational documents or any Contract to which HotPlay/HP Thailand is a party or otherwise bound.  There are not any bonds, debentures, notes or other Indebtedness of HotPlay/HP Thailand or any of its subsidiaries of Affiliates having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the HotPlay Shares, HP Thailand Capital Stock or other voting securities may vote.  There are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which HotPlay/HP Thailand is a party or by which it is bound (x) obligating HotPlay/HP Thailand or its subsidiaries and Affiliates, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, HotPlay/HP Thailand or its subsidiaries or Affiliates; (y) obligating HotPlay/HP Thailand or its subsidiaries or Affiliates to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock or other equity interests of HotPlay/HP Thailand and each of its subsidiaries and Affiliates.  There are no outstanding Contracts or obligations of HotPlay/HP Thailand to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests of HotPlay/HP Thailand or any of its subsidiaries and Affiliates.  There are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of HotPlay/HP Thailand and each of its subsidiaries and Affiliates.

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Section 4.8        Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against HotPlay/HP Thailand or the Stockholders for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of HotPlay/HP Thailand or the Stockholders. HotPlay and the Principal Stockholder shall be solely responsible for payment of any undisclosed obligation and HotPlay and the Principal Stockholder, jointly and severally, will indemnify and hold Monaker harmless from and against any liability or expense arising out of, or in connection with payment of such undisclosed obligation, to the extent such obligation arises due to the actions of HotPlay or the Principal Stockholder.

Section 4.9        Compliance with Laws. The business and operations of HotPlay/HP Thailand have been and are being conducted in accordance with all applicable Laws and Orders.  HotPlay/HP Thailand is not in conflict with, or in default or violation of and, to the Knowledge of HotPlay/HP Thailand, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which HotPlay/HP Thailand is a party or by which HotPlay/HP Thailand, any of its subsidiaries or Affiliates or any of their respective assets and properties are bound or affected.  There is no agreement, judgment or Order binding upon HotPlay/HP Thailand or any of its subsidiaries or Affiliates which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of HotPlay/HP Thailand or the conduct of business by HotPlay/HP Thailand as currently conducted.  HotPlay/HP Thailand has filed all forms, reports and documents required to be filed with any Governmental Authority and HotPlay/HP Thailand has made available such forms, reports and documents to Monaker.  As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.10      Certain Proceedings. There is no Action pending against, or to the Knowledge of HotPlay, threatened against or affecting, HotPlay/HP Thailand or any subsidiary of HotPlay/HP Thailand, by any Governmental Authority or other Person with respect to HotPlay/HP Thailand or any subsidiary of HotPlay/HP Thailand, or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.  HotPlay/HP Thailand and its subsidiaries, are not, and to the Knowledge of HotPlay/HP Thailand have not been, a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed “material” if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate).  HotPlay/HP Thailand and its subsidiaries are not in violation of and, to the Knowledge of HotPlay, are not under investigation with respect to and have not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order.  Neither HotPlay/HP Thailand, nor its subsidiaries, nor any past or present director or officer (in his or her capacity as such) or affiliate of HotPlay/HP Thailand or its subsidiaries, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  Neither HotPlay/HP Thailand, nor its subsidiaries, nor any past or present director or officer (in his or her capacity as such) or affiliate of HotPlay/HP Thailand or its subsidiaries, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  Neither HotPlay/HP Thailand, nor its subsidiaries, nor any past or present director or officer (in his or her capacity as such) or affiliate of HotPlay/HP Thailand or its subsidiaries, has any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

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Section 4.11      Contracts. Except as set forth in Section 4.11 of the HotPlay Disclosure Schedule, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of HotPlay/HP Thailand.  HotPlay/HP Thailand is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of HotPlay/HP Thailand.

Section 4.12         Financial Statements and Tax Matters.

(a)           Financial Statements; Books and Records; Accounts Receivable.

(i)           HotPlay has delivered to Monaker the financial statements attached as Section 4.12(a)(i) of the HotPlay Disclosure Schedule hereto (the “HotPlay Financial Statements”). The HotPlay Financial Statements fairly present in all material respects the financial position of HotPlay/HP Thailand as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(ii)            The books and records of HotPlay/HP Thailand are complete and correct in all material respects and have been maintained in accordance with sound business practices consistent with industry standards.

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(iii)          The accounts receivable of HotPlay/HP Thailand are reflected on the books and records of HotPlay/HP Thailand and represent valid obligations arising from the sale of products or performance of services in the Ordinary Course of Business. To the Knowledge of HotPlay, the accounts receivable are current and collectible, net of the respective reserves established on HotPlay/HP Thailand’s books and records in accordance with past practices consistently applied. To the Knowledge of HotPlay, there is no contest, claim or right of set-off under any Contract relating to accounts receivable with respect to the amount or validity of such accounts receivable. Section 4.12(a)(iii) of the HotPlay Disclosure Schedule sets forth a complete and accurate aging report of such accounts receivable.

(b)           Absence of Certain Changes. Since the date of the latest balance sheet included in the HotPlay Financial Statements, HotPlay/HP Thailand has been operated, in the ordinary course and consistent with past practice and, in any event, there has not been: (i) any material adverse change in the business, condition (financial or otherwise), operations, results of operations or prospects of HotPlay/HP Thailand; (ii) any loss or, to the Knowledge of HotPlay, any threatened or contemplated loss, of business of any customers or suppliers of HotPlay/HP Thailand which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on HotPlay/HP Thailand; (iii) any loss, damage, condemnation or destruction to any of the properties of HotPlay/HP Thailand (whether or not covered by insurance); (iv) any borrowings by HotPlay/HP Thailand other than trade payables arising in the ordinary course of the business and consistent with past practice; or (v) any sale, transfer or other disposition of any of the assets other than in the ordinary course of the business and consistent with past practice.

(c)           Tax Returns. HotPlay/HP Thailand has filed all Tax Returns required to be filed (if any) by or on behalf of HotPlay/HP Thailand and has paid all Taxes of HotPlay/HP Thailand required to have been paid (whether or not reflected on any Tax Return).  No Governmental Authority in any jurisdiction has made a claim, assertion or threat to HotPlay/HP Thailand that HotPlay/HP Thailand is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on HotPlay/HP Thailand’s property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to HotPlay/HP Thailand for any period (or portion of a period) that would affect any period after the date hereof.

(d)           No Adjustments, Changes. Neither HotPlay/HP Thailand nor any other Person on behalf of HotPlay/HP Thailand (i) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

(e)           No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of HotPlay/HP Thailand, nor is any such claim or dispute pending or contemplated.  HotPlay has delivered to Monaker true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by HotPlay/HP Thailand, if any, since its inception and any and all correspondence with respect to the foregoing.

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(f)         Not a U.S. Real Property Holding Corporation. HotPlay/HP Thailand is not and has not been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g)        No Tax Allocation, Sharing. HotPlay/HP Thailand is not and has not been a party to any Tax allocation or sharing agreement.

(h)        No Other Arrangements. HotPlay/HP Thailand is not a party to any Contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code.  HotPlay/HP Thailand is not a “consenting corporation” within the meaning of Section 341(f) of the Code.  HotPlay/HP Thailand does not have any “tax-exempt bond financed property” or “tax-exempt use property” within the meaning of Section 168(g) or (h), respectively of the Code.  HotPlay/HP Thailand does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter.  During the last two years, HotPlay/HP Thailand has not engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code.   HotPlay/HP Thailand is not a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

Section 4.13      Internal Accounting Controls. HotPlay/HP Thailand maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. HotPlay/HP Thailand has established disclosure controls and procedures for HotPlay/HP Thailand and designed such disclosure controls and procedures to ensure that material information relating to HotPlay/HP Thailand is made known to the officers by others within HotPlay/HP Thailand. HotPlay/HP Thailand’s officers have evaluated the effectiveness of HotPlay/HP Thailand’s controls and procedures. Since HotPlay’s Most Recent Fiscal Year End, there have been no significant changes in HotPlay/HP Thailand’s internal controls or, to the Knowledge of HotPlay/HP Thailand, in other factors that could significantly affect HotPlay/HP Thailand’s internal controls.

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Section 4.14      Labor Matters.

(a)        There are no collective bargaining or other labor union agreements to which HotPlay/HP Thailand is a party or by which it is bound.  No material labor dispute exists or, to the Knowledge of HotPlay, is imminent with respect to any of the employees of HotPlay/HP Thailand.

(b)        Section 4.14 of the HotPlay Disclosure Schedule sets forth a list of all HotPlay/HP Thailand employees, independent contractors or other Persons providing comparable services to it.  HotPlay/HP Thailand is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health.  HotPlay/HP Thailand is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

(c)        No director, officer or employee of HotPlay/HP Thailand is a party to, or is otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (i) the performance of his or her duties as a director, officer or employee of HotPlay/HP Thailand; or (ii) the ability of HotPlay/HP Thailand to conduct its business.  Each employee of HotPlay/HP Thailand is employed on an at-will basis and HotPlay/HP Thailand does not have any Contract with any of its employees which would interfere with its ability to discharge its employees.

Section 4.15      Employee Benefits.

(a)        HotPlay/HP Thailand does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of HotPlay/HP Thailand.  There are not any employment, consulting, indemnification, severance or termination agreements or arrangements between HotPlay/HP Thailand and any current or former employee, officer or director of HotPlay/HP Thailand, nor does HotPlay/HP Thailand have any general severance plan or policy.

(b)           HotPlay/HP Thailand does not, and since its inception never has, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of HotPlay/HP Thailand.

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(c)        Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of HotPlay/HP Thailand, will result in (i) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from HotPlay/HP Thailand; (ii) any increase in the amount of compensation or benefits payable to any such individual; or (iii) any acceleration of the vesting or timing of payment of compensation payable to any such individual.  No arrangement or other Contract of HotPlay/HP Thailand provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of HotPlay/HP Thailand.

Section 4.16      Title to Assets. HotPlay/HP Thailand has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses.  All such assets and properties, other than assets and properties in which HotPlay/HP Thailand has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of HotPlay/HP Thailand to conduct business as currently conducted.

Section 4.17      Intellectual Property. Section 4.17 of the HotPlay Disclosure Schedules sets forth a true and correct list of all Intellectual Property used by HotPlay/HP Thailand in its business as presently conducted, which constitutes all of the Intellectual Property needed by HotPlay/HP Thailand to operate its business as presently conducted. HotPlay/HP Thailand is the sole and exclusive owner of or has a license or other right to use the Intellectual Property as a case maybe, free and clear of any Liens and, to the Knowledge of HotPlay, any infringing or diluting uses thereof by third parties. HotPlay/HP Thailand has neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of the Intellectual Property. None of the Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the Knowledge of HotPlay/HP Thailand, none of the Intellectual Property infringes on any trademarks, Internet domain names, copyrights or any other intellectual property rights of any kind of any third party.

Section 4.18      Environmental Laws. HotPlay/HP Thailand (a) is in compliance with all Environmental Laws (as defined below); (b) has received all Licenses or other approvals required under applicable Environmental Laws to conduct its business; and (c) is in compliance with all terms and conditions of any such License or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on HotPlay/HP Thailand.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, Licenses, notices or notice letters, Orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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Section 4.19      Transactions with Affiliates and Employees. Except as set forth in Section 4.19 of the HotPlay Disclosure Schedule, no officer, director, employee of HotPlay/HP Thailand or any Affiliate of any such Person (each a “Related Party”), has or has had, either directly or indirectly, an interest in any transaction with HotPlay/HP Thailand (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services, materials, or other items, to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of HotPlay, any entity in which any such Person has an interest or is an officer, director, trustee or partner. Except as set forth in Section 4.19 of the HotPlay Disclosure Schedule, HotPlay/HP Thailand is not dependent on any services or materials owned by any Related Party.

Section 4.20      Liabilities. Except as set forth on Section 4.20 of the HotPlay Disclosure Schedule, HotPlay/HP Thailand has no Liability (and there is no Action pending, or to the Knowledge of HotPlay, threatened against HotPlay/HP Thailand that would reasonably be expected to give rise to any Liability).  HotPlay/HP Thailand is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person.  There are no financial or contractual obligations (including any obligations to issue capital stock or other securities) executory after the Closing Date.

Section 4.21      Money Laundering Laws. The operations of HotPlay/HP Thailand are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no Proceeding involving HotPlay/HP Thailand with respect to the Money Laundering Laws is pending or, to the Knowledge of HotPlay, threatened.

Section 4.22      Foreign Corrupt Practices. Neither HotPlay/HP Thailand, nor, to the Knowledge of HotPlay, any director, officer, agent, employee or other Person acting on behalf of HotPlay/HP Thailand has, in the course of its actions for, or on behalf of, HotPlay/HP Thailand (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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Section 4.23      Absence of Certain Changes or Events. Except as set forth in Section 4.23 of the HotPlay Disclosure Schedule, from the HotPlay Most Recent Fiscal Year End (a) HotPlay/HP Thailand has conducted its business only in Ordinary Course of Business; and (b) there has not been any change in the assets, Liabilities, financial condition or operating results of HotPlay/HP Thailand, except changes in the Ordinary Course of Business that have not caused, in the aggregate, a Material Adverse Effect on HotPlay/HP Thailand.  HotPlay/HP Thailand has not taken any steps to seek protection pursuant to any Law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does HotPlay have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

Section 4.24      Disclosure. No representation or warranty of HotPlay contained in this Agreement and no statement or disclosure made by or on behalf of HotPlay/HP Thailand to Monaker pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

Section 4.25     Insurance. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on HotPlay/HP Thailand, (a) HotPlay/HP Thailand and its subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of HotPlay/HP Thailand reasonably has determined to be prudent and consistent with industry practice, and HotPlay/HP Thailand and its subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of HotPlay/HP Thailand and its subsidiaries, HotPlay/HP Thailand or its relevant subsidiary is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by HotPlay/HP Thailand or its subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither HotPlay/HP Thailand nor its subsidiaries has received notice of any threatened termination of, material premium increase with respect to, or material alteration of coverage under, any insurance policies.

Section 4.26      Investment Company. HotPlay/HP Thailand is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.27      Proxy Statement Information. None of the information supplied or to be supplied by HotPlay to Monaker for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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Section 4.28      Proxy Statement Financial Statements. Using commercially reasonable efforts, HotPlay/HP Thailand and its officers and employees shall assist Monaker and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Monaker all information, reports, documentation and financial information reasonably requested in connection therewith. The costs of all audits and the preparation of all financial information required pursuant to this Section 4.28 shall be paid by HotPlay.

Section 4.29     No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Monaker by HotPlay pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF MONAKER

Monaker hereby represents and warrants to HotPlay and the Stockholders, subject to the exceptions and qualifications specifically set forth or disclosed in the SEC Reports and/or subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by Monaker to HotPlay contemporaneously with the execution of this Agreement (the “Monaker Disclosure Schedule”), that the statements contained in this Article V are correct and complete as of the date of this Agreement and as of the Closing Date. All references below to Monaker’s ‘subsidiaries’ shall only refer to Monaker’s subsidiaries and not any minority owned subsidiaries. Each reference to Monaker below shall include where applicable and warranted, a reference to Monaker’s subsidiaries.

Section 5.1        Organization and Qualification. Monaker is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Monaker. The Monaker Common Stock is presently quoted on the Principal Market and Monaker has not received any notice from the SEC that it has or will commence, institute or bring a proceeding pursuant to Section 12(j) of the Exchange Act.

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Section 5.2         Authority. Monaker has all requisite authority and power, Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which Monaker is a party and any other certificate, agreement, document or instrument to be executed and delivered by Monaker in connection with the transactions contemplated hereby and thereby and to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other Transaction Documents by Monaker and the performance by Monaker of its respective obligations hereunder and thereunder and the consummation by Monaker of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Monaker.   Monaker is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby.  This Agreement has been, and each of the Transaction Documents to which Monaker is a party will be, duly and validly authorized and approved, executed and delivered by Monaker.

Section 5.3        Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the Parties hereto and thereto other than Monaker, this Agreement and each of the Transaction Documents to which Monaker is a party are duly authorized, executed and delivered by Monaker and constitutes the legal, valid and binding obligations of Monaker enforceable against Monaker in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 5.4        No Conflicts. Neither the execution nor the delivery by Monaker of this Agreement or any Transaction Document to which Monaker is a party, nor the consummation or performance by Monaker of the transactions contemplated hereby or thereby (except as discussed below) will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of Monaker Organizational Documents; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree of any Governmental Authority or any rule or regulation of the Principal Market applicable to Monaker, or by which Monaker or any of its respective assets and properties are bound or affected; (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of Monaker under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of Monaker under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Monaker is a party or by which Monaker or any of its respective assets and properties are bound or affected (except as relating to notes, bonds, mortgages, indentures, Contracts and other instruments requiring approval of counterparties which have not been obtained as of the date of this Agreement, as set forth in Section 5.4 of the Monaker Disclosure Schedule, but which will be obtained prior to Closing); or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Licenses, permits, authorizations, approvals, franchises or other rights held by Monaker or that otherwise relate to the business of, or any of the properties or assets owned or used by, Monaker, except, in the case of clauses (b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on Monaker.

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Section 5.5        Subsidiaries. Except as set forth in Section 5.5 of the Monaker Disclosure Schedule, Monaker does not own, directly or indirectly, any equity or other ownership interest in any corporation, limited liability company, limited or general partnership, joint venture or other entity or enterprise.  Except as set forth in Section 5.5 of the Monaker Disclosure Schedule, there are no Contracts or other obligations (contingent or otherwise) of Monaker to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

Section 5.6        Organizational Documents. Monaker has delivered or made available to HotPlay a true and correct copy of the Articles of Incorporation and Bylaws of Monaker and any other organizational documents of Monaker, each as amended, and each such instrument is in full force and effect (the “Monaker Organizational Documents”).  Monaker is not in violation of any of the provisions of its Monaker Organizational Documents.  The minute books (containing the records or meetings of the stockholders, the board of directors and any committees of the board of directors), as provided or made available to HotPlay, are correct and complete.

Section 5.7        Capitalization.

(a)        The authorized and outstanding capital stock or other voting securities of Monaker (the “Monaker Capital Stock”) and each of its subsidiaries and Affiliates is set forth in Section 5.7 of the Monaker Disclosure Schedule.  Except as set forth in Section 5.7 of the Monaker Disclosure Schedule, no shares of capital stock or other voting securities of Monaker and each of its majority subsidiaries or Affiliates are issued, reserved for issuance or outstanding. Monaker owns of record and beneficially all of the capital stock or other voting securities of each of its subsidiaries and Affiliates.  All the outstanding Monaker Common Stock shares and all the outstanding capital stock of each of its subsidiaries and Affiliates are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the applicable jurisdiction of formation, the Monaker Organizational Documents or any Contract to which Monaker is a party or otherwise bound.  There are not any bonds, debentures, notes or other Indebtedness of Monaker or any of its subsidiaries or Affiliates having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the Monaker Common Stock or other voting securities may vote.  Except as set forth in the SEC Filings, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Monaker is a party or by which it is bound (x) obligating Monaker or its subsidiaries and Affiliates, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Monaker or its subsidiaries or Affiliates; (y) obligating Monaker or its subsidiaries or Affiliates to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock or other equity interests of Monaker and each of its subsidiaries and Affiliates.  There are no outstanding Contracts or obligations of Monaker to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests of Monaker or any of its subsidiaries and Affiliates.  There are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of Monaker and each of its subsidiaries and Affiliates, which has not previously been satisfied or waived.

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(b)       The issuance of the Restricted Monaker Shares to the Stockholders has been duly authorized and, upon delivery to the Stockholders of certificates therefor, at Closing, in accordance with the terms of this Agreement, the Restricted Monaker Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Stockholders and restrictions on transfer imposed by this Agreement and the Securities Act.

Section 5.8        Compliance with Laws. The business and operations of Monaker have been and are being conducted in accordance with all applicable Laws and Orders.  Except as set forth in Section 5.8 of the Monaker Disclosure Schedule, Monaker is not in conflict with, or in default or violation of and, to the Knowledge of Monaker, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Monaker is a party or by which Monaker, any of its subsidiaries or Affiliates or any of their respective assets and properties are bound or affected.  There is no agreement, judgment or Order binding upon Monaker or any of its subsidiaries or Affiliates which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of Monaker or the conduct of business by Monaker as currently conducted.  Monaker has filed all forms, reports and documents required to be filed with any Governmental Authority and Monaker has made available such forms, reports and documents to HotPlay.  As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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Section 5.9        Certain Proceedings. Except as set forth in Section 5.9 of the Monaker Disclosure Schedule, there is no Action pending against, or to the Knowledge of Monaker, threatened against or affecting, Monaker by any Governmental Authority or other Person with respect to Monaker or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.  Except as set forth in Section 5.9 of the Monaker Disclosure Schedule, Monaker has not been a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed “material” if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate).  Monaker is not in violation of and, to the Knowledge of Monaker, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order.  Except as set forth in Section 5.9 of the Monaker Disclosure Schedule, neither Monaker nor any past or present director or officer (in his or her capacity as such) or affiliate, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty in the past ten (10) years.  Neither Monaker nor any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  Neither Monaker nor any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

Section 5.10      No Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against Monaker for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of Monaker. Subject to the final sentence of this section, the Principal Stockholder and HotPlay shall be solely responsible for payment of any undisclosed obligation and the Principal Stockholder and HotPlay, jointly and severally, will indemnify and hold Monaker harmless from and against any liability or expense arising out of, or in connection with payment of such undisclosed obligation. Monaker will indemnify and hold HotPlay and the Stockholders harmless, from and against any liability or expense arising out of, or in connection with, any such claim other than arising out of, or in connection with the Disclosed Obligation, to the extent such obligation arises due to the actions of Monaker.

Section 5.11      Contracts. Except as disclosed in the SEC Reports, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Monaker.  Monaker is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of Monaker.

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Section 5.12      SEC Reports.

(a)         Monaker has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act (the “SEC Reports”).

(b)        As of their respective dates, the SEC Reports and any registration statements filed by Monaker under the Securities Act (the “Registration Statements”) complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports or Registration Statements, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  All material Contracts to which Monaker is a party or to which the property or assets of Monaker are subject have been filed as exhibits to the SEC Reports and the Registration Statements as and to the extent required under the Exchange Act and the Securities Act, as applicable.  The financial statements of Monaker included in the SEC Reports and the Registration Statements comply in all respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of Monaker as at the dates thereof and the results of its operations and cash flows for the periods then ended.  The disclosure set forth in the SEC Reports and Registration Statements regarding Monaker’s business is current and complete and accurately reflects operations of Monaker as it exists as of the date hereof.  There is no order issued by the SEC suspending the effectiveness of any outstanding Registration Statement and there are no proceedings for that purpose that have been initiated or threatened by the SEC.

Section 5.13      Internal Accounting Controls. Monaker maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Monaker has established disclosure controls and procedures for Monaker and designed such disclosure controls and procedures to ensure that material information relating to Monaker is made known to the officers by others within Monaker.  Monaker’s officers have evaluated the effectiveness of Monaker’s controls and procedures.  Since Monaker’s Most Recent Fiscal Year End, there have been no significant changes in Monaker’s internal controls or, to the Knowledge of Monaker, in other factors that could significantly affect Monaker’s internal controls.

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Section 5.14      Listing and Maintenance Requirements. Monaker is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Monaker Common Stock on the Principal Market or any other trading market on which the Monaker Common Stock is currently listed or quoted.  The issuance and sale of the Restricted Monaker Shares under this Agreement, assuming the approval of Monaker’s stockholders for the issuance of such Monaker Shares at the Stockholders’ Meeting is received, will not contravene the rules and regulations of the trading market on which the Monaker Common Stock is currently listed or quoted.

Section 5.15      DTC Eligibility. The Restricted Monaker Shares are eligible for clearance and settlement through The Depository Trust Company (“DTC”). Monaker’s transfer agent is a participant in the DTC Fast Automated Securities Transfer (“FAST”) program and the Monaker Common Stock is eligible as a DTC FAST issue. There is no DTC “chill” or equivalent on the Monaker Common Stock.

Section 5.16      Application of Takeover Protections. Monaker has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Monaker Organizational Documents or the Laws of its state of incorporation that is or could become applicable to the transactions contemplated hereby.

Section 5.17      Tax Matters.

(a)        Tax Returns. Monaker and its subsidiaries have filed all Tax Returns required to be filed (if any) by or on behalf of Monaker and such subsidiary and have paid all Taxes of such entity required to have been paid (whether or not reflected on any Tax Return).  No Governmental Authority in any jurisdiction has made a claim, assertion or threat to Monaker or any of its subsidiaries that Monaker or such subsidiary is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on Monaker’s or any of its subsidiaries’ property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to Monaker or any of its subsidiaries for any period (or portion of a period) that would affect any period after the date hereof.

(b)        No Adjustments, Changes. Neither Monaker nor any other Person on behalf of Monaker (i) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

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(c)        No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of Monaker or any of its subsidiaries, nor is any such claim or dispute pending or contemplated.  Monaker has delivered to the HotPlay true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by Monaker or any of its subsidiaries, if any, for the past three years, and any and all correspondence with respect to the foregoing.

(d)        Not a U.S. Real Property Holding Corporation. Neither Monaker nor any of its subsidiaries is and has not been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(e)        No Tax Allocation, Sharing. Neither Monaker nor any its subsidiaries are party to, and have not been a party to, any Tax allocation or sharing agreement.

(f)         No Other Arrangements. Neither Monaker nor any its subsidiaries are a party to any Contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code.  Neither Monaker nor any its subsidiaries are a “consenting corporation” within the meaning of Section 341(f) of the Code.  Neither Monaker nor any its subsidiaries have any “tax-exempt bond financed property” or “tax-exempt use property” within the meaning of Section 168(g) or (h), respectively of the Code.  Neither Monaker nor any its subsidiaries have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter.  During the last two years, neither Monaker nor any its subsidiaries has engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code.   Neither Monaker nor any its subsidiaries is a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

Section 5.18      Labor Matters.

(a)        There are no collective bargaining or other labor union agreements to which Monaker is a party or by which it is bound.  No material labor dispute exists or, to the Knowledge of Monaker, is imminent with respect to any of the employees of Monaker.

(b)        Monaker is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health.  Monaker is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

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(c)        No director, officer or employee of Monaker is a party to, or is otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (i) the performance of his or her duties as a director, officer or employee of Monaker; or (ii) the ability of Monaker to conduct its business.   Except as set forth in Section 5.18 of the Monaker Disclosure Schedule, each employee of Monaker is employed on an at-will basis and Monaker does not have any Contract with any of its employees which would interfere with its ability to discharge its employees.

Section 5.19      Employee Benefits.

(a)        Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, and/or as set forth in the SEC Filings, Monaker does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Monaker.  Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between Monaker and any current or former employee, officer or director of Monaker, nor does Monaker have any general severance plan or policy.

(b)        Except as set forth in the SEC Filings, Monaker does not, and for the past five (5) years has not, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of Monaker.

(c)        Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of Monaker, will result in (i) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from Monaker; (ii) any increase in the amount of compensation or benefits payable to any such individual; or (iii) any acceleration of the vesting or timing of payment of compensation payable to any such individual.  Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, no arrangement or other Contract of Monaker provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of Monaker.

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Section 5.20      Title to Assets. Monaker has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses.  All such assets and properties, other than assets and properties in which Monaker has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of Monaker to conduct business as currently conducted.

Section 5.21      Intellectual Property. The SEC Reports describe all Intellectual Property used by Monaker in its business as presently conducted, which constitutes all of its Intellectual Property needed by Monaker to operate its business as presently conducted. Monaker is the sole and exclusive owner of or has a license or other right to use the Intellectual Property, free and clear of any Liens and, to the Knowledge of Monaker, any infringing or diluting uses thereof by third parties. Monaker has neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of its Intellectual Property. None of its Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the Knowledge of Monaker, none of its Intellectual Property infringes on any trademarks, Internet domain names, copyrights or any other intellectual property rights of any kind of any third party.

Section 5.22      Environmental Laws. Monaker (a) is in compliance with all Environmental Laws; (b) has received all Licenses or other approvals required under applicable Environmental Laws to conduct its business: and (c) is in compliance with all terms and conditions of any such License or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Monaker.

Section 5.23      Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports, or Section 5.23 of the Monaker Disclosure Schedule, no officer, director, employee or stockholder of Monaker or any Affiliate of any such Person, has or has had, either directly or indirectly, a material interest in any transaction with Monaker (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of Monaker, any entity in which any such Person has an interest or is an officer, director, trustee or partner.

Section 5.24      Liabilities. Monaker has no Liability (and there is no Action pending, or to the Knowledge of Monaker, threatened against Monaker that would reasonably be expected to give rise to any Liability), except as set forth in the SEC Filings. Monaker is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person. There are no financial or contractual obligations (including any obligations to issue capital stock or other securities) executory after the Closing Date. Monaker shall not have more than $4.2 million of Liabilities at Closing, which amount shall not include funds advanced/loaned by HotPlay to Monaker prior to Closing.

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Section 5.25      Investment Company. Monaker is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.26      Money Laundering Laws. The operations of Monaker are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no Proceeding involving Monaker with respect to the Money Laundering Laws is pending or, to the knowledge of Monaker, threatened.

Section 5.27      Foreign Corrupt Practices. Neither Monaker, nor, to the Knowledge of Monaker, any director, officer, agent, employee or other Person acting on behalf of Monaker has, in the course of its actions for, or on behalf of, Monaker (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 5.28      Absence of Certain Changes or Events. Except as set forth in the SEC Reports, from the Monaker Most Recent Fiscal Year End (a) Monaker has conducted its business only in Ordinary Course of Business; (b) there has not been any change in the assets, Liabilities, financial condition or operating results of Monaker, except changes in the Ordinary Course of Business that have not caused, in the aggregate, a Material Adverse Effect on Monaker; and (c) Monaker has not completed or undertaken any of the actions set forth in Section 6.2. Monaker has not taken any steps to seek protection pursuant to any Law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Monaker have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

Section 5.29      Undisclosed Events. No event, Liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Monaker, or its businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by Monaker under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Monaker of its common stock and which has not been publicly announced or will not be publicly announced in a Current Report on Form 8-K filed by Monaker filed within four (4) Business Days after the Closing.

Section 5.30     Insurance. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Monaker, (a) Monaker and its subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Monaker reasonably has determined to be prudent and consistent with industry practice, and Monaker and its subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Monaker and its subsidiaries, Monaker or its relevant subsidiary is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by Monaker or its subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither Monaker nor its subsidiaries has received notice of any threatened termination of, material premium increase with respect to, or material alteration of coverage under, any insurance policies.

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Section 5.31      Disclosure. All documents and other papers delivered or made available by or on behalf of Monaker in connection with this Agreement are true, complete, correct and authentic in all material respects. No representation or warranty of Monaker contained in this Agreement and no statement or disclosure made by or on behalf of Monaker to HotPlay or the Stockholders pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE VI.
CONDUCT PRIOR TO CLOSING

Section 6.1        Conduct of Business. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Monaker, HotPlay and HP Thailand shall (a) carry on their respective businesses diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule; (b) pay or perform its material obligations when due; (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings; and (d) keep their business and properties substantially intact, including their present operations, physical facilities and working conditions. In furtherance of the foregoing and subject to applicable Law, Monaker on the one hand and HotPlay and HP Thailand on the other shall confer with the other Party, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of Monaker or HotPlay and HP Thailand, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule. Any of the obligations of Monaker and HotPlay and HP Thailand as set forth in this Section 6.1 may be waived with the written consent of Monaker (as to HotPlay and HP Thailand) and HotPlay (as to Monaker).

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Section 6.2        Restrictions on Conduct of Business. Without limiting the generality of the terms of Section 6.1 hereof, except as required by the terms hereof, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule, and except to the extent that the other Party (either Monaker or HotPlay and HP Thailand, for purposes of Section 6.2) shall otherwise consent in writing, which shall not be unreasonably withheld, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Monaker and HotPlay and HP Thailand shall not do (and HotPlay shall see that HP Thailand does not do) any of the following, where applicable:

(a)        except as required by applicable Law, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)        enter into any partnership arrangements, joint development agreements or strategic alliances, other than in the Ordinary Course of Business;

(c)        increase the compensation or fringe benefits of, or pay any bonuses or special awards to, any present or former director, officer, stockholder or employee of Monaker or HotPlay or HP Thailand (except for increases in salary or wages in the Ordinary Course of Business) or increase any fees to any independent contractors; (ii) grant any severance or termination pay to any present or former director, officer or employee of Monaker or HotPlay or HP Thailand; (iii) enter into, amend or terminate any employment Contract, independent contractor agreement or collective bargaining agreement, written or oral; or (iv) establish, adopt, enter into, amend or terminate any bonus, profit sharing, incentive, severance, or other plan, agreement, program, policy, trust, fund or other arrangement that would be an employee benefit plan if it were in existence as of the date of this Agreement, except as required by applicable Law;

(d)        except as contemplated by this Agreement, approved by the Principal Stockholder, or pursuant to agreements in place at the time this Agreement is entered into, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HP Thailand, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HP Thailand, or enter into other Contracts or commitments of any character obligating it to issue any such shares of capital stock of Monaker or HotPlay or HP Thailand or securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HP Thailand;

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(e)        cause, permit or propose any amendments to any Monaker or HotPlay or HP Thailand organizational documents;

(f)         acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, joint venture, association, business trust or other business enterprise or entity, or otherwise acquire or agree to acquire any assets other than in the Ordinary Course of Business;

(g)        adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

(h)        except as required by applicable Law, adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment Contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the Ordinary Course of Business with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee other than in the Ordinary Course of Business, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its officers;

(i)         except in the Ordinary Course of Business, modify, amend or terminate any Contract to which Monaker or HotPlay or HP Thailand is a party, or waive, delay the exercise of, release or assign any rights or claims thereunder;

(j)         sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets, except in the Ordinary Course of Business;

(k)        (i) incur any Indebtedness or guarantee any such Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Monaker or HotPlay or HP Thailand, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for endorsements and guarantees for collection, short-term borrowings and lease obligations, in each case incurred in the Ordinary Course of Business; or (ii) make any loans, advances or capital contributions to, or investment in, any other Person, other than to Monaker or HotPlay or HP Thailand;

(l)         pay, discharge or satisfy any claims (including claims of stockholders), Liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of liabilities or obligations in the Ordinary Course of Business or in accordance with their terms as in effect on the date hereof, or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing License, Contract or other document, other than in the Ordinary Course of Business;

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(m)       change any financial reporting or accounting principle, methods or practices used by it unless otherwise required by applicable Law or GAAP;

(n)        settle or compromise any litigation (whether or not commenced prior to the date of this Agreement);

(o)        (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of capital stock of Monaker or HotPlay or HP Thailand or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(p)        enter into any transaction with any of its directors, officers, stockholders, or other Affiliates;

(q)        make any capital expenditure in excess of $100,000, which shall exclude any acquisitions or legal matters;

(r)         (i) grant any license or sublicense of any rights under or with respect to any Intellectual Property; (ii) dispose of or let lapse and Intellectual Property, or any application for the foregoing, or any license, permit or authorization to use any Intellectual Property; or (iii) amend, terminate any other Contract, license or permit to which Monaker or HotPlay or HP Thailand is a party;

(s)        make, or permit to be made, without the prior written consent of the other Party any material Tax election which would affect Monaker or HotPlay or HP Thailand; or

(t)         commit to or otherwise to take any of the actions described in this Section 6.2.

ARTICLE VII.
ADDITIONAL AGREEMENTS

Section 7.1        Access to Information. Each of Monaker and HotPlay shall afford the other Party, its accountants, counsel and other representatives (including the Principal Stockholder), reasonable access, during normal business hours, to the properties, books, records and personnel of such Party at any time prior to the Closing in order to enable each Party to obtain all information concerning the business, assets and properties, results of operations and personnel of the other Party as each Party may reasonably request. No information obtained in the foregoing investigation by a Party pursuant to this Section 7.1 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated hereby.

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Section 7.2        Legal Requirements. The Parties shall take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including, without limitation, furnishing all information required in connection with approvals of or filings with any Governmental Authority, and prompt resolution of any litigation prompted hereby), and shall promptly cooperate with, and furnish information to, the other Parties to the extent necessary in connection with any such requirements imposed upon any of them in connection with the consummation of the transactions contemplated by this Agreement.

Section 7.3        Notification of Certain Matters. HotPlay shall give prompt notice to Monaker, and Monaker shall give prompt notice to the HotPlay, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate at the Closing, such that the conditions set forth in Article IX hereof, as the case may be, would not be satisfied or fulfilled as a result thereof; or (b) any material failure of any HotPlay, the Stockholders or Monaker, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section 7.3 shall not limit or otherwise affect the rights and remedies available hereunder to the Party receiving such notice.

Section 7.4        Acquisition Proposals.

(a)        From the date of this Agreement until the Closing Date or, if earlier, the termination of this Agreement, neither Monaker nor any representative of Monaker will, directly or indirectly: (i) solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any Competing Transaction Proposal from any Person other than HotPlay, Axion, the stockholders of Axion, or the Stockholders (a “Third Party”) or take any action that could reasonably be expected to lead to a Competing Transaction Proposal; (ii) furnish any information regarding Monaker to any Third Party in connection with or in response to a Competing Transaction Proposal or an inquiry or indication of interest; (iii) engage in or continue any discussions or negotiations with any Third Party with respect to any Competing Transaction Proposal; (iv) approve, endorse or recommend any Competing Transaction Proposal; or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Competing Transaction Proposal.

(b)        Concurrently with the execution of this Agreement, Monaker shall (i) immediately cease and cause to be terminated any existing discussions with any Person that relate to any Competing Transaction Proposal; and (ii) cause any physical or virtual data room containing any such information to no longer be accessible to or by any Person other than HotPlay, the Stockholder and their respective representatives.

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Section 7.5        Monaker Stockholders’ Meeting.

 (a)       Monaker shall take all action necessary and within its powers under applicable law to call, give notice of and hold a meeting (such meeting, the “Stockholders’ Meeting”) of the holders of Monaker Common Stock to vote on, among other things, (i) the issuance of the Restricted Monaker Shares to the Stockholders pursuant to the terms of this Agreement, and (ii) the Charter Amendments (collectively, the “Stockholder Approval Matters”). The Stockholders’ Meeting shall be held as promptly as practicable after the Clearance Date and the mailing of the Proxy Statement to Monaker’s stockholders. Monaker shall utilize commercially reasonable best efforts to ensure that all proxies solicited in connection with the Stockholders’ Meeting are solicited in compliance with all applicable laws.

(b)        Monaker agrees that, subject to Section 7.5(c): (i) the Board of Directors of Monaker shall recommend that the holders of Monaker Common Stock vote to approve the Stockholder Approval Matters and shall use commercially reasonable efforts to promptly solicit such approval, (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of Monaker recommends that Monaker’s stockholders vote to approve the Stockholder Approval Matters (the recommendation of the Board of Directors of Monaker that Monaker’s stockholders vote to approve the Stockholder Approval Matters being referred to as the “Board Recommendation”); and (iii) the Board Recommendation shall not be withdrawn or modified in a manner adverse to Monaker, and no resolution by the Board of Directors of Monaker or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to Monaker shall be adopted or proposed.

  (c)      Notwithstanding anything to the contrary contained herein, at any time prior to the approval of the Stockholder Approval Matters by Monaker’s stockholders, the Board of Directors of Monaker may withhold, amend, withdraw or modify the Board Recommendation in a manner adverse to the Stockholders if, but only if the Board of Directors of Monaker determines in good faith, based on such matters as it deems relevant following consultation with its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would result in a breach of its fiduciary duties under applicable law; provided, that the Principal Stockholder receives written notice from Monaker confirming that the Board of Directors of Monaker has determined to change its recommendation at least two (2) Business Days in advance of the Board Recommendation being withdrawn, withheld, amended or modified in a manner adverse to Monaker (the “Right to Withdraw the Recommendation”). In any instance where the Board of Directors of Monaker exercises its Right to Withdraw the Recommendation, the Principal Stockholder, with the consent of the Required Stockholders, will have the option to terminate this Agreement.

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(d)        Monaker’s obligation to call, give notice of and hold the Stockholders’ Meeting in accordance with Section 7.5(a) shall not be limited or otherwise affected by any withdrawal or modification of the Board Recommendation.

(e)        Nothing contained in this Agreement shall prohibit Monaker or its Board of Directors from complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided, however, that any disclosure made by Monaker or its Board of Directors pursuant to Rules 14d-9 and 14e-2(a) shall be limited to a statement that Monaker is unable to take a position with respect to the bidder’s tender offer unless the Board of Directors of Monaker determines in good faith, after consultation with its outside legal counsel, that such statement would result in a breach of its fiduciary duties under applicable law. Monaker shall not withdraw or modify in a manner adverse to Monaker or the Stockholders, the Board Recommendation, unless specifically permitted pursuant to the terms of Section 7.5(c).

Section 7.6        Proxy Statement; Listing.

 (a)       As promptly as practicable after the date the HP Thailand Acquisition, the Parties hereto shall prepare, and Monaker shall cause to be filed with the SEC, promptly after the financial statements of HotPlay (and where applicable, HP Thailand) have been provided to Monaker by HotPlay, which conform to the requirements of Regulation S-X (for filing in the Proxy Statement), the Proxy Statement. Monaker shall use commercially reasonable best efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and the Principal Market, to respond promptly to any comments of the SEC or the Principal Market or their respective staff and to clear comments, if any, on the Proxy Statement as promptly as practicable after it is filed with the SEC. Monaker shall also use commercially reasonable efforts to cause the Proxy Statement to be mailed to the stockholders of Monaker as promptly as practicable after the Clearance Date. If at any time prior to the Closing Date any event shall occur that should be set forth in an amendment of or a supplement to the Proxy Statement, Monaker shall prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Monaker shall use commercially reasonable efforts to cause the Proxy Statement to clear comments with the SEC.

(b)        Each of HotPlay and the Stockholders, individually, shall reasonably cooperate with Monaker and promptly provide, and require its representatives, advisors, accountants and attorneys to promptly provide, Monaker and its representatives, advisors, accountants and attorneys, with all such information regarding such party as is required by law to be included in the Proxy Statement or reasonably requested from Monaker to be included in the Proxy Statement. HotPlay and the Principal Stockholder and their representatives will be given a reasonable opportunity to be involved in the drafting of the Proxy Statement and any amendment or supplement thereto and any such correspondence prior to its filing with the SEC. Following the Clearance Date, Monaker shall use its commercially reasonable best efforts to file any amendments or supplements to the Proxy Statement required by applicable law.

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 (c)       Monaker will use its commercially reasonable best efforts to cause the Restricted Monaker Shares to be issued in connection with the Share Exchange, to be approved for listing on the Principal Market and to continue to trade on the Principal Market following the Closing.

 (d)       Except as required by law or as Monaker and Required Stockholders may mutually agree, Monaker shall not adjourn or postpone the Stockholders’ Meeting beyond the date on which the Stockholders’ Meeting was (or was required to be) originally scheduled; provided that Monaker shall be permitted to adjourn or postpone the Stockholders’ Meeting if as of the time for which such meeting is originally scheduled there are insufficient shares of Monaker Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting.

(e)        The Proxy Statement shall include the information required by Rule 14f-1 of the Exchange Act.

Section 7.7        Bridge Loans.

(a)        HotPlay agrees to loan Monaker $1,000,000 (the “Initial Bridge Loan”) on or before August 31, 2020, to provide Monaker funding to support its operations, pay legal fees due in connection with negotiation of, and transactions contemplated by, this Agreement and related agreements, and pay debts of Monaker. The Initial Bridge Loan will be evidenced by a promissory note in reasonably acceptable form to both Monaker and HotPlay (the “Initial Bridge Loan Note”), including (i) an interest rate of 1% per annum; (ii) a provision providing for the forgiveness of the Initial Bridge Loan Note in the event this Agreement is terminated under certain circumstances as detailed in the Initial Bridge Loan Note; and (iii) an automatic conversion into restricted Monaker Common Stock under certain circumstances as detailed in the Initial Bridge Loan Note, subject in all cases to the rules and requirements of the Principal Market.

(b)        HotPlay agrees to loan an additional $1,000,000 (each a “Subsequent Loan”, and together with the Initial Bridge Loan, the “HotPlay Loans”), on September 30, 2020, and on the 15th day of each calendar month thereafter (each a “Required Lending Date”), each on substantially similar terms as the Initial Bridge Loan, in the event that the Closing has not occurred prior to such applicable Required Lending Dates, with such Subsequent Loans to be evidenced by promissory notes in substantially similar form as the Initial Bridge Loan Note (as used herein, all such promissory notes, including the Initial Bridge Loan Note, are referred to as the “HotPlay Bridge Notes”).

Section 7.8       Updates to Disclosure Schedule. The Parties shall supplement their respective Disclosure Schedules prior to the Closing by delivery to the other Parties, at least five (5) days prior to the Closing Date of any such supplement (a “Disclosure Supplement”). Each Disclosure Supplement shall be in writing and shall be delivered in accordance with this Agreement. Unless the existence of any matter set forth in any such Disclosure Supplement which was not disclosed at the time of the signing of this Agreement (a “New Matter”) would have a Material Adverse Effect, the Disclosure Schedule referred to herein shall be deemed amended and supplemented as of the Closing Date by all information including, without limitation, any New Matter set forth in any Disclosure Supplement and the warranties and representations of the Parties herein shall be deemed amended) and supplemented by all such information set forth in each Disclosure Supplement. In such event all references to Disclosure Schedule shall include all Disclosure Supplements. To the extent that the existence of any New Matter would have a Material Adverse Effect, the Parties, as applicable, shall have the right hereunder (a) to terminate this Agreement by written notice pursuant to Sections 10.1(f) or 10.1(g), as applicable, within five (5) days after receipt of the Disclosure Supplement which includes the New Matter, but prior to the Closing or (b) to consummate the transactions contemplated hereby.

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Section 7.9       HotPlay Acquisition of Majority Control of HP Thailand; BOI Application.

(a)       The Parties acknowledge that due to legislation in Thailand that restricts foreign investment, the lawful acquisition of the HP Thailand Shares by HotPlay is conditioned upon the grant of a Foreign Business Certificate by MOC, that the grant of a Foreign Business Certificate is subject to the discretion of the MOC officials who review the application, and that the bureaucratic process to obtain the Foreign Business Certificate requires approximately nine to twelve months. Accordingly, until such time as a Foreign Business Certificate may be issued to HP Thailand and HotPlay may be lawfully allowed to acquire ninety nine and eight tenths per cent (99.8%) of the HP Thailand Shares, the Parties shall, upon the execution of this Agreement, proceed as follows:

(b)       Prior to the HP Thailand Deadline, (i) HotPlay shall acquire 49% of the issued and outstanding shares of Class A stock of HP Thailand; and (ii) HP Thailand’s organizational documents shall be lawfully amended, and such other necessary transactions shall be undertaken by HP Thailand (including where necessary, designating preferred stock), HotPlay, the Stockholders, and their representatives, with the result that after such transactions, HotPlay shall hold the HotPlay Preference Interest, and will therefore effectively ‘control’ HP Thailand.

(c)       Notwithstanding the above section (b), HotPlay and the Stockholders shall take such actions which are necessary for HP Thailand to file an application to the BOI for the grant of Investment Promotion, which shall entitle HP Thailand to certain benefits and privileges, including ninety nine and eight tenths per cent (99.8%) foreign ownership if applicable (subject to further permission being granted by the MOC pursuant to a Foreign Business Certificate), of HP Thailand by Monaker following the Closing and HP Thailand shall file an application to the MOC for the issuance of a Foreign Business Certificate, which shall grant formal recognition of Monaker’s indirect ownership interest in HP Thailand following the Closing, in accordance with local legislation in Thailand regarding foreign investment.

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Section 7.10 Subsequently Delivered HotPlay Disclosure Schedules. HotPlay and the Stockholders agree and acknowledge that Monaker has delivered the Monaker Disclosure Schedule as of the Parties’ entry into this Agreement. Monaker acknowledges that HotPlay has not delivered its full HotPlay Disclosure Schedule as of the date of this Agreement. HotPlay shall deliver to Monaker a true, accurate and complete copies of the full HotPlay Disclosure Schedule as required pursuant to the introductory paragraph of Article VI above within ten (10) days of the date of this Agreement (the “Subsequently Delivered HotPlay Disclosure Schedule”). Within five (5) Business Days following such delivery, Monaker shall provide HotPlay and the Stockholders with written notice (the “Initial Disclosure Objection Notice”) of any concerns or objections to any matters disclosed in the Subsequently Delivered HotPlay Disclosure Schedule, including anything which (A) has, or could reasonably be expected to have, a Material Adverse Effect with respect to HotPlay or HP Thailand, (B) results in any representation, warranty or covenant made herein by HotPlay or the Stockholders being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to HotPlay, HP Thailand or the Stockholders (or their financial statements, liabilities, agreements, litigation, assets, operations or prospects) which has been provided by HotPlay or the Stockholders, or their representatives, to Monaker or its representatives, prior to the date of this Agreement, or (D) materially affects the ability of HotPlay or the Stockholders to complete the transactions contemplated herein. Upon receipt of an Initial Disclosure Objection Notice, the Parties shall negotiate in good faith to resolve those matters raised in the Initial Disclosure Objection Notice, including amendments to this Agreement as agreed to and to the extent warranted and deemed necessary by Monaker. If, after good faith negotiations, the Parties are unable to resolve those matters raised in the Initial Disclosure Objection Notice no later than twenty (20) days from the Initial Disclosure Objection Notice (the “Disclosure Schedule Cure Period”), this Agreement may be terminated by Monaker as set forth in Section 10.1(g) hereof. If Monaker does not provide an Initial Disclosure Objection Notice within five (5) Business Days of the receipt of the Subsequently Delivered HotPlay Disclosure Schedule, Monaker will be deemed to have waived any objection to that specific matter disclosed in the Subsequently Delivered HotPlay Disclosure Schedule, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date.

ARTICLE VIII.
POST CLOSING COVENANTS

Section 8.1      General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.

Section 8.2      Public Announcements. Monaker shall file with the SEC a Form 8-K, describing the material terms of the transactions contemplated hereby as soon as practicable after the date of this Agreement, but in no event more than four (4) business days following the date hereof. Prior to the Closing Date, Monaker, HotPlay and the Principal Stockholder (each a “Material Party”) shall consult with each other in issuing the Form 8-K and any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and no Party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other Material Parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by Law, in which case the disclosing Party shall provide the other Material Parties with prior notice of no less than three (3) calendar days, of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reason incorporate into such public statement, filing or other communication the reasonable comments of the other Material Parties.

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Section 8.3        Finalization of HP Thailand Ownership Transfer. Following the Closing, Monaker, HotPlay and the Stockholders shall endeavor in good faith so that HotPlay can acquire 99.8% of the capital stock ownership of HP Thailand, as soon as possible thereafter. The obligations of the Parties as set forth in this Section 8.3 may only be amended after Closing, with the approval of Monaker and the Chairman of the Board of Directors of Monaker prior to the Closing.

ARTICLE IX.
CONDITIONS TO CLOSING

Section 9.1        Conditions to Closing.

(a)        Conditions to Obligation of the Parties Generally. The Parties shall not be obligated to consummate the transactions to be performed by each of them in connection with the Closing if, on the Closing Date, (i) any Action shall be pending or threatened before any Governmental Authority wherein an Order or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; (ii) any Law or Order which would have any of the foregoing effects shall have been enacted or promulgated by any Governmental Authority; or (iii) there is no consummation of all required definitive instruments and agreements, including, but not limited to, this Agreement and applicable SEC filings in forms reasonably acceptable to Monaker and HotPlay.

(b)        HotPlay Funds. Immediately prior to Closing, HotPlay shall have available cash of at least $15,000,000.00, less any funds advanced to Monaker (the “Available Cash”).

(c)        HotPlay Bridge Notes. HotPlay shall have timely loaned all of the funds required pursuant to the HotPlay Loans discussed in Section 7.7.

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(d)        Contemporaneous Transfer of existing Monaker operations. At or prior to Closing, all pre-existing operations of Monaker shall be transferred into a newly formed, wholly-owned subsidiary of Monaker (“NewMonaker”).

(e)        Contemporaneous Establishment of Advertising Subsidiary. At Closing, HotPlay’s “in-game advertising platform” shall be owned or transferred into a newly formed, wholly-owned subsidiary of Monaker.

(f)         Contemporaneous Acquisition of Axion Ventures, Inc. Shares. At, or simultaneously with, the Closing, various entities or individuals which own shares of Axion (the “AXV Shareholders”) shall exchange ownership of such AXV Shareholders’ shares of Axion in exchange for Monaker Common Stock pursuant to a separate Share Exchange Agreement to be entered into with such holders on or around the date hereof, the terms of which shall be reasonably acceptable to the Principal Stockholder.

(g)        [RESERVED]

(h)        Contemporaneous Election of New Directors. At Closing, Monaker’s initial board of directors shall be comprised of seven (7) members, four (4) of which shall be nominated by the Principal Stockholder and two (2) of which shall be nominated by NewMonaker, of which two of such Principal Stockholder appointed members, and one of such New Monaker appointed members, shall be independent in accordance with the rules of the Principal Market, and the Principal Stockholder and NewMonaker shall mutually agree on a seventh director who shall be independent, as the rules of the Principal Market require at least four of the appointees to be independent, such that Monaker maintains a majority of independent board of directors following the Closing. Such appointments shall be approved by the then current Board of Directors of Monaker pursuant to the powers provided to such Board of Directors pursuant to Nevada law and the Bylaws of Monaker or by the stockholders of Monaker at a duly called stockholders meeting.

(i)         Contemporaneous Execution of NewMonaker Operating Agreement. At Closing, the Parties shall execute an agreement acceptable in form to Monaker and the Principal Stockholder providing for the operations of NewMonaker, including governance and funding requirements associated therewith, which shall be acceptable to Monaker.

(j)         Contemporaneous Name Change. At or around Closing, in connection with the Charter Amendments, Monaker shall change its name to “Nextplay Technologies, Inc.”, or such other name as is mutually agreed to by Monaker and the Principal Stockholder.

(k)        Principal Market Listing. In the event the Principal Market determines that the Share Exchange (or any other related transaction or transactions) constitutes, or will constitute, a “back-door listing”/“reverse merger”, the Parties shall cooperate in good faith to ensure that the Combined Company (and its common stock) qualifies for initial listing on the Principal Market, pursuant to the applicable guidance and requirements of the Principal Market as of the Closing.

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(l)         Monaker Stockholders’ Meeting. Monaker shall have held the Stockholders’ Meeting and received the approval of its stockholders for the Stockholder Approval Matters.

Section 9.2        Conditions to Obligation of HotPlay and the Stockholders. The obligations of HotPlay and the Stockholders to close the transactions contemplated herein and perform their respective obligations under this Agreement are subject, at the option of HotPlay and the Stockholders, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by HotPlay and the Stockholders in writing:

(a)        The representations and warranties of Monaker set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

(b)        Monaker shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(c)        No action, suit, or proceeding shall be pending or, to the Knowledge of Monaker, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Stockholders to own the Restricted Monaker Shares; or (ii) affect adversely the right of Monaker to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

(d)        No event, change or development shall exist or shall have occurred since Monaker’s Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on Monaker;

(e)        All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by Monaker for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by Monaker and Monaker shall have delivered proof of same to HotPlay and the Principal Stockholder;

(f)         Monaker shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date;

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(g)        Monaker shall have maintained its status as a company whose common stock is quoted on the Principal Market, and no reason shall exist as to why such status shall not continue immediately following the Closing;

(h)        Trading in the Monaker Common Stock shall not have been suspended by the SEC or any regulatory body at any time since the date of execution of this Agreement;

(i)         Monaker shall have obtained the eligibility of the Restricted Monaker Shares for clearance and settlement through DTC and no reason shall exist as to why such DTC eligibility shall not continue immediately following the Closing;

(j)         Monaker shall have delivered to HotPlay and the Principal Stockholder a certificate, dated the Closing Date, executed by an officer of Monaker, certifying the satisfaction of the conditions specified in Sections 9.2(a) through 9.2(i), inclusive, relating to Monaker;

(k)        Monaker shall have delivered to HotPlay and the Principal Stockholder a certificate duly executed by the Secretary of Monaker and dated as of the Closing Date, as to the resolutions as adopted by Monaker’s board of directors, in a form reasonably acceptable to HotPlay, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby;

(l)         Monaker shall have delivered to HotPlay and the Principal Stockholder the resignations of the current directors and officers of Monaker, except for up two remaining Monaker directors; and

(m)       All actions to be taken by Monaker in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to affect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to HotPlay and the Stockholders.

Section 9.3        Conditions to Obligation of Monaker. The obligations of Monaker to close the transactions contemplated hereby and perform its obligations under this Agreement at Closing, are subject, at the option of Monaker, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Monaker in writing:

(a)        The representations and warranties of HotPlay and the Stockholders set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

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(b)        HotPlay and the Stockholders shall have performed and complied with all of their covenants hereunder in all material respects through the Closing Date;

(c)        No action, suit, or proceeding shall be pending or, to the Knowledge of Monaker, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Stockholders to own the Restricted Monaker Shares; or (ii) affect adversely the right of HotPlay to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

(d)        No event, change or development shall exist or shall have occurred since HotPlay’s Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on HotPlay;

(e)        All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by HotPlay for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by HotPlay and HotPlay shall have delivered proof of same to Monaker;

(f)         All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by HotPlay for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by HotPlay and HotPlay shall have delivered proof of same to Monaker;

(g)        HotPlay shall have delivered to Monaker a certificate, dated the Closing Date, executed by an officer of HotPlay, certifying the satisfaction of the conditions specified in Sections 9.3(a) through 9.3(f), inclusive, relating to HotPlay;

(h)        The Stockholders shall have delivered to Monaker a certificate, dated the Closing Date, executed by the Stockholders, certifying the satisfaction of the conditions specified in Sections 9.3(a) and 9.3(b) relating to the Stockholders;

(i)         Each of the Stockholders shall have delivered Monaker a signed Certification and Stock Registration Form;

(j)         Each of the management and directors of Monaker shall have entered into an indemnification agreement with Monaker providing for indemnification rights in reasonable form to such management and directors;

(k)        HotPlay shall have delivered to Monaker a certificate duly executed by the Secretary of HotPlay and dated as of the Closing Date, as to the resolutions as adopted by HotPlay’s board of directors, in a form reasonably acceptable to Monaker, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby; and

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(l)         All actions to be taken by HotPlay and the Stockholders in connection with consummation of the transactions contemplated hereby and all payments, certificates, opinions, instruments, and other documents required to affect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Monaker.

(m)       HotPlay shall have acquired (i) 49% of the Class A interest of HP Thailand; and (ii) the HotPlay Preference Interest and shall have provided reasonable confirmation of the same to Monaker, and shall hold such voting and economic interest in HP Thailand as of the Closing, which shall not be subject to any options to purchase, rights to acquire, or any other encumbrances or other rights of repurchase or transfer.

ARTICLE X.
TERMINATION

Section 10.1      Grounds for Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(a)        by the written agreement of Monaker, HotPlay and the Principal Stockholder;

(b)        by HotPlay and the Principal Stockholder (by written notice of termination from HotPlay and the Principal Stockholder to Monaker, in which reference is made to this subsection) if the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of HotPlay or the Stockholders to perform any material obligation to be performed by HotPlay or the Stockholders pursuant to this Agreement at or prior to the Closing;

(c)        by Monaker (by written notice of termination from Monaker to HotPlay and the Principal Stockholder, in which reference is made to this subsection) if either (i) the HP Thailand Acquisition has not occurred on or prior to the HP Thailand Deadline; (iii) the Axion Share Exchange Agreement has been terminated prior to Closing; or (iii) the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of Monaker to perform any material obligation required to be performed by Monaker pursuant to this Agreement at or prior to the Closing;

(d)        by Monaker or HotPlay (by written notice of termination from such Party to the other Party) if a Governmental Authority of competent jurisdiction shall have issued a final non-appealable Order, or shall have taken any other action having the effect of, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; provided, however, that the right to terminate this Agreement under this Section 10.1(d) shall not be available to a Party if such Order was primarily due to the failure of such Party to perform any of its obligations under this Agreement;

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(e)        by Monaker, HotPlay or the Principal Stockholder (by written notice of termination from such Party to the other Parties) if any event shall occur after the date hereof that shall have made it impossible to satisfy a condition precedent to the terminating Party’s obligations to perform its obligations hereunder (including, but not limited to any termination of the Axion Share Exchange Agreement), unless the occurrence of such event shall be due to the failure of the terminating Party to perform or comply with any of the agreements, covenants or conditions hereof to be performed or complied with by such Party at or prior to the Closing;

(f)         by HotPlay or the Principal Stockholder (by written notice of termination from HotPlay to Monaker, in which reference is made to this subsection) if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on Monaker, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to Monaker;

(g)        by Monaker (by written notice of termination from Monaker to HotPlay, in which reference is made to this subsection) if, (i) since the date of this Agreement, there shall have occurred any Material Adverse Effect on HotPlay, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to HotPlay; or (ii) the Subsequently Delivered HotPlay Disclosure Schedules disclose anything which (A) has, or could reasonably be expected to have, a Material Adverse Effect with respect to HotPlay or HP Thailand, (B) results in any representation, warranty or covenant made herein by HotPlay or the Stockholders being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to HotPlay, HP Thailand or the Stockholders (or their financial statements, liabilities, agreements, litigation, assets, operations or prospects) which has been provided by HotPlay or the Stockholders, or their representatives, to Monaker or its representatives, prior to the date of this Agreement, or (D) materially affects the ability of HotPlay or the Stockholders to complete the transactions contemplated herein and such has not been cured within the applicable Disclosure Schedule Cure Period;

(h)       by HotPlay (by written notice of termination from HotPlay to Monaker, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of Monaker’s representations and warranties shall have been materially inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.2(a) would not be satisfied and such inaccuracy has not been cured by Monaker within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, (ii) any of Monaker’s covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 9.2(b) would not be satisfied; or

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(i)         by Monaker (by written notice of termination from Monaker to HotPlay and the Principal Stockholder, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of HotPlay’s or the Stockholders’ representations and warranties shall have been materially inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.3(a) would not be satisfied and such inaccuracy has not been cured by HotPlay or the Stockholders within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given; or (ii) any of HotPlay’s or the Stockholder’s covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 9.3(b) would not be satisfied.

Section 10.2      Procedure and Effect of Termination. In the event of the termination of this Agreement by Monaker, HotPlay or the Principal Stockholder pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other two Parties. If this Agreement is terminated as provided herein (a) each Party will redeliver all documents, work papers and other material of any other Party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the Party furnishing the same; provided, that each Party may retain one copy of all such documents for archival purposes in the custody of its outside counsel; and (b) all filings, applications and other submission made by any Party to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable, be withdrawn by such Party from such Person.

Section 10.3      Effect of Termination. If this Agreement is terminated pursuant to Section 10.1 hereof, this Agreement shall become void and of no further force and effect, except for the provisions of (a) Article XI; (b) Sections 3.6, 4.8 and 5.10 hereof relating to brokers’ fees or commissions; and (iv) Section 10.2 and this Section 10.3.

ARTICLE XI.
SURVIVAL; INDEMNIFICATION

Section 11.1      Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing, and for a period of one (1) year, after which they shall be of no further force and effect.  The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation.  The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

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Section 11.2      Indemnification.

(a)        From and after the execution of this Agreement, Monaker shall indemnify and hold harmless the HotPlay Indemnified Parties, from and against any all costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement (collectively, “Damages”) arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by Monaker in this Agreement or any Transaction Document or in any certificate delivered by Monaker pursuant to this Agreement; or (ii) any breach (or alleged breach) by Monaker of any covenant or obligation of Monaker in this Agreement or any Transaction Document required to be performed by Monaker on or prior to the Closing Date or by Monaker after the Closing Date.

(b)        From and after the execution of this Agreement, HotPlay and the Stockholders, severally and not jointly, shall indemnify and hold harmless the Monaker Indemnified Parties, from and against any all Damages arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by HotPlay or the Stockholders in this Agreement or any Transaction Document or in any certificate delivered by HotPlay or the Stockholders pursuant to this Agreement; or (ii) any breach (or alleged breach) by HotPlay or the Stockholders of any covenant or obligation of HotPlay or the Stockholders in this Agreement or any Transaction Document required to be performed by HotPlay or Stockholder on or prior to the Closing Date or by HotPlay or the Stockholders after the Closing Date.

Section 11.3      Matters Involving Third Parties. Promptly after the assertion of any claim by a third party or occurrence of any event which may give rise to a claim for indemnification from an indemnifying party (“Indemnifying Party”) under this Article XI, an indemnified party (“Indemnified Party”) shall notify the Indemnitor in writing of such claim. The Indemnitor shall have the right to assume the control and defense of any such action (including, but without limitation, tax audits), provided that the Indemnitee may participate in the defense of such action subject to the Indemnitor's reasonable direction and at Indemnitee’s sole cost and expense. The party contesting any such claim shall be furnished all reasonable assistance in connection therewith by the other party and be given full access to all information relevant thereto. In no event shall any such claim be settled without the Indemnitor’s consent.

Section 11.4      Exclusive Remedy. The Parties acknowledge and agree that the indemnification provisions in this Article XI shall be the exclusive remedies of the Parties with respect to the transactions contemplated by this Agreement, other than for fraud and willful misconduct.

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ARTICLE XII.
MISCELLANEOUS PROVISIONS

Section 12.1      Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.  In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

Section 12.2      Confidentiality.

(a)        The Parties will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another Person in connection with this Agreement or the transactions contemplated by this Agreement, unless (i) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party; (ii) the use of such information is necessary or appropriate in making any required filing with the SEC, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement; or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

(b)          In the event that any Party is required to disclose any information of another Person pursuant to clause (ii) or (iii) of Section 12.2(a) above, the Party requested or required to make the disclosure (the “disclosing party”) shall provide the Person that provided such information (the “providing party”) with prompt notice of any such requirement so that the providing party may seek a protective Order or other appropriate remedy and/or waive compliance with the provisions of this Section 12.2.  If, in the absence of a protective Order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party’s information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party’s information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective Order or other relief assurance that confidential treatment will be accorded the providing party’s information.

(c)        If the transactions contemplated by this Agreement are not consummated, each Party will return or destroy all of such written information each party has regarding the other Parties, subject to customary backup and related procedures relating to such information.

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Section 12.3      Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 12.3, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 12.3, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or Parties at the address specified below, subject to notice of changes thereof from any party with at least ten (10) business days’ notice to the other Parties.  If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 12.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender).  All such notices, demands, consents, requests, instructions and other communications will be sent to the following physical and email addresses as applicable:

If to Monaker to:                              2893 Executive Park Dr., Suite 201

Weston, Florida 33331

Attention: Bill Kerby, CEO

Email: bkerby@monakergroup.com

If to HotPlay or

the Stockholders to:                         695 Sukhumvit 50,

Sukhumvit Road.

Phrakanong, Klongteuy

Bangkok 10260

Attention: Nithinan Boonyawattanapisut and

J. Todd Bonner

Email: nithinan@hotplay.games and

bantau@gmail.com

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Section 12.4      Further Assurances. The Parties agree (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

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Section 12.5      Waiver. The rights and remedies of the Parties are cumulative and not alternative.  Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.  To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Section 12.6      Entire Agreement and Modification. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter.  This Agreement may not be amended except by a written agreement executed by the Party against whom the enforcement of such amendment is sought, provided that Section 8.3 may only be amended after the Closing as set forth in Section 8.3.

Section 12.7      Assignments, Successors, and No Third-Party Rights. No Party may assign any of its rights under this Agreement without the prior consent of the other Parties.  Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties.  Except as set forth in Article XI hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 12.8      Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 12.9      Section Headings. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.  All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement, unless the context indicates otherwise.

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Section 12.10   Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Unless otherwise expressly provided, the word “including” shall mean including without limitation.  The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.  If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

Section 12.11    Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  In the event that any signature is delivered by facsimile transmission, electronic delivery, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic copy, or “.pdf” signature page were an original thereof.

Section 12.12    Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the U.S. or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 12.13 below), in addition to any other remedy to which they may be entitled, at Law or in equity.

Section 12.13    Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida, without regard to conflicts of Laws principles.  Each of the Parties submits to the jurisdiction of any state or federal court sitting in Broward County, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.  Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 12.3.  Nothing in this Section 12.13, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity.  Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

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Section 12.14    Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.15    Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

“Monaker”:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby

Name:	William Kerby

Title:	CEO

“HotPlay”:

HOTPLAY ENTERPRISE LIMITED
a British Virgin Islands Company

By:	/s/ Athid Nanthawaroon
/s/ Nithinan Boonyawattanapisut

Name:	Mr. Athid Nanthawaroon and Ms. Nithinan Boonyawattanapisut

Title:	Authorized Directors

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“Stockholders”:

“Principal Stockholder”

RED ANCHOR TRADING CORPORATION

By:	/s/ Nithinan Boonyawattanapisut

Name:	Ms. Nithinan Boonyawattanapisut

Title:	Authorized Director

“Minority Stockholders”

T&B MEDIA GLOBAL (THAILAND)
COMPANY LIMITED

By:	/s/ Jwanwat Ahriyavraromp
/s/ Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

TREE ROOTS ENTERTAINMENT
GROUP CO., LTD.

By:	/s/ Jwanwat Ahriyavraromp
/s/ Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

DEES SUPREME COMPANY LIMITED

By:	/s/ Warunya Punawakul
/s/ Vithit Arparpardh

Name:	Ms. Warunya Punawakul and Mr. Vithit Arparpardh

Title:	Authorized Directors

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EXHIBIT A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

In connection with the undersigned’s entry into a Share Exchange Agreement (the “Share Exchange Agreement”) with Monaker Group, Inc. (“Monaker”) and HotPlay Enterprise Limited (“HotPlay”), among other parties, the undersigned confirms that he, she or it, is an “accredited investor,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), as of the date of the undersigned’s entry into this Certificate of Accredited Investor Status, which representations shall be automatically re-confirmed on the Closing Date (as defined in the Share Exchange Agreement).

The undersigned has initialed the line below indicating the basis on which he, she or it is representing his, her or its status as an “accredited investor”. Monaker and its attorneys and representatives shall be able to rely on this Certificate of Accredited Investor Status for any and all purposes. The undersigned confirms, acknowledges and agrees that he, she or it, is an “accredited investor”, due to the fact that he, she or it is:

_______	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

_______	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Subscription Date, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the Subscription Date;

_______	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code;

_______	an entity (other than a trust) in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

A revocable trust (please initial as/if appropriate):

_______	That has more than $5 million in assets, not formed for the purpose of acquiring the shares, and its trustee is a sophisticated person (under Rule 501(a)(7))[2]; OR

_______	And the trustee or co-trustee of the trust is a bank, insurance company, registered investment company, business development company, or small business investment company (under Rule 501(a)(1), C&DI Question 255.20, and the Nemo Capital Partners L.P. no-action letter (Mar. 11, 1987)); OR

_______	And the trust may be amended or revoked at any time by the grantor(s), the tax benefits of investments made by the trust pass through to the grantor(s), and each grantor is an “accredited investor” (as an entity in which all of the “equity owners” are an accredited investor) (under Rule 501(a)(8), C&DI Question 255.21); or

An irrevocable trust (please initial as/if appropriate):

_______	That has more than $5 million in assets, was not formed for the purpose of investing in the Purchaser, and its trustee is a sophisticated person[2] (under Rule 501(a)(7)); OR

_______	And trustee or co-trustee of the trust is a bank, insurance company, registered investment company, business development company, or small business investment company (under Rule 501(a)(1)); OR

2 A “sophisticated person” is a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of a prospective investment.

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_______	Each grantor is an “accredited investor” and is considered an “equity owner” because the trust has the following characteristics:

●	The trust is a grantor trust for federal income tax purposes and the grantor(s) is the sole funding source; AND
●	The grantor would be taxed on all income of the trust and would be taxed on the sale of trust assets; AND
●	The grantor(s) is the trustee with sole investment discretion; AND
●	The entire amount of the grantor’s contribution plus a rate of return would be paid to the grantor prior to any other payments; AND
●	The trust was established by the grantor for estate planning purposes; AND
●	Creditors of the grantor(s) would be able to reach the grantor’s interest in the trust (under Rule 501(a)(8), C&DI Question 255.24, the Herbert S. Wander no-action letter (Nov. 25, 1983), and the Herrick, Feinstein LLP no-action letter (Jan. 5, 2001)).

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status on _______________, 2020.

Name:

By:
Signature

Printed Name of Signatory (if entity):

Title:
(required for any stockholder that is a corporation, partnership, trust or other entity)

If joint ownership, both parties should sign above.

2 | Page

EXHIBIT B

STOCK REGISTRATION FORM

(CHECK ONE):

_____	INDIVIDUAL OWNERSHIP (one signature required)

_____	TRUST (please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization)

_____	PARTNERSHIP (please include a copy of the Partnership Agreement authorizing signature)

_____	CORPORATION (please include a certified corporate resolution authorizing signature)

_____	LIMITED LIABILITY COMPANY (please include a certified corporate resolution authorizing signature)

 Please print here the exact name (registration)

Such Person desires to appear in the records of Monaker Group, Inc.

Please print here the exact address

Such Person desires to appear in the records of Monaker Group, Inc.

Signature:

By: _________________________

Printed Name: ______________________

If on behalf of Entity:

Entity Name: ___________________

Signatory’s Position with Entity: ___________________

Beneficial Owner(s) of Securities To Be Owned by Entity: _____________________

Address: ____________________________________________________________

SS#/Tax Id Number: ______________________________

Telephone Number: ( ) - _____ - _______

Email:____________________

FIRST AMENDMENT TO

SHARE EXCHANGE AGREEMENT

This First Amendment to Share Exchange Agreement (this “Agreement”), dated and effective as of October 23, 2020 (the “Effective Date”), amends that certain Share Exchange Agreement dated July 21, 20201 (as amended to date, the “Exchange Agreement”), by and among Monaker Group, Inc., a Nevada corporation (“Monaker”), HotPlay Enterprise Limited, a British Virgin Islands company (“HotPlay”), Red Anchor Trading Corporation, a British Virgin Islands corporation and the principal stockholder of HotPlay (the “Principal Stockholder”) and T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, the minority stockholders of HotPlay (collectively, the “Minority Stockholders,” and together with the Principal Stockholder, individually, a “Stockholder” and collectively, the “Stockholders”). Each of Monaker, HotPlay and the Stockholders are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Exchange Agreement. References in the quoted paragraphs of Section 1 hereof to “Agreement” refer to the Exchange Agreement, whereas references to “Agreement” in the other Sections of this Agreement refer to this Agreement.

WHEREAS, the Parties desire to amend the Exchange Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1.

Amendments to Exchange Agreement.

A.       Effective as of the Effective Date, the definition of “HP Thailand Deadline” in Article I of the Exchange Agreement is amended and restated to read:

“HP Thailand Deadline” means November 15th , 2020, unless such date is extended in the sole discretion of Monaker.

B.       Effective as of the Effective Date, the definition of “Termination Date” in Article I of the Exchange Agreement is amended and restated to read:

“Termination Date” means November 30, 2020.

2.

HotPlay Notes. Monaker and HotPlay agree that the amendment of the HP Thailand Deadline above shall apply not only to the Exchange Agreement, but also to each Convertible Promissory Note issued by Monaker to HotPlay to evidence and document loans made by HotPlay to Monaker pursuant to the terms of the Exchange Agreement, prior to the Effective Date (each a “HotPlay Note” and collectively, the “HotPlay Notes”), and also that HotPlay shall have until November15th, 2020 to be able to obtain audited and interim financial statements in the form required by the Securities and Exchange Commission, and to supply all of the information required for Monaker to file its initial proxy statement to seek approval of among other things, the Exchange Agreement, as required by Section 2(b) of each HotPlay Note. Monaker further waives any prior failures of HotPlay to comply with any of the deadlines expressly set forth in the Exchange Agreement and/or HotPlay Notes which have occurred prior to the Effective Date of this Agreement; however, nothing herein or otherwise shall constitute a waiver of Monaker’s rights or remedies under the Exchange Agreement or HotPlay Notes or prejudice Monaker’s rights under the Exchange Agreement or HotPlay Notes except to the extent specifically set forth herein.

3.

Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

___________

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000288/ex2-1.htm

Page 1 of 4 First Amendment to Monaker and HotPlay Share Exchange Agreement

A-68

4.

Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a)       Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b)       The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

(c)        Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

5.

Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

6.

Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Exchange Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Exchange Agreement as modified or amended hereby.

7.

Exchange Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Exchange Agreement and the terms and conditions thereof shall remain in full force and effect.

8.

Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

9.

Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

10.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to conflicts of law principles except to the extent that United States federal law preempts Florida law, in which case United States federal law (including, without limitation, copyright, patent and federal trademark law) shall apply, without reference to conflicts of law principles.

11.

Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

12.

Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Page 2 of 4 First Amendment to Monaker and HotPlay Share Exchange Agreement

A-69

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“Monaker”:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby
Name:	William Kerby
Title:	CEO

“HotPlay”:

HOTPLAY ENTERPRISE LIMITED
a British Virgin Islands Company

By:	/s/ Mr. Athid Nanthawaroon
/s/ Ms. Nithinan Boonyawattanapisut
Name:	Mr. Athid Nanthawaroon and Ms. Nithinan Boonyawattanapisut
Title:	Authorized Directors

“Stockholders”:

“Principal Stockholder”

RED ANCHOR TRADING CORPORATION

By:	Ms. Nithinan Boonyawattanapisut
Name:	Ms. Nithinan Boonyawattanapisut
Title:	Authorized Director

Page 3 of 4 First Amendment to Monaker and HotPlay Share Exchange Agreement

A-70

“Minority Stockholders”

T&B MEDIA GLOBAL (THAILAND)
COMPANY LIMITED

By:	/s/ Mr. Jwanwat Ahriyavraromp
/s/ Mrs. Pornsinee Chalermrattawongz
Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz
Title:	Authorized Directors

TREE ROOTS ENTERTAINMENT
GROUP CO., LTD.

By:	/s/ Mr. Jwanwat Ahriyavraromp
/s/ Mrs. Pornsinee Chalermrattawongz
Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz
Title:	Authorized Directors

DEES SUPREME COMPANY LIMITED

By:	/s/ Ms. Warunya Punawakul
/s/ Mr. Vithit Arparpardh
Name:	Ms. Warunya Punawakul and Mr. Vithit Arparpardh
Title:	Authorized Directors

Page 4 of 4 First Amendment to Monaker and HotPlay Share Exchange Agreement

A-71

SECOND AMENDMENT TO

SHARE EXCHANGE AGREEMENT

This Second Amendment to Share Exchange Agreement (this “Agreement”), dated and effective as of November 12th, 2020 (the “Effective Date”), amends that certain Share Exchange Agreement dated July 21, 20201, as amended by that certain First Amendment to Share Exchange Agreement dated October 23, 20202 (as amended to date, the “Exchange Agreement”), by and among Monaker Group, Inc., a Nevada corporation (“Monaker”), Hotplay Enterprise Limited, a British Virgin Islands company (“HotPlay”), Red Anchor Trading Corporation, a British Virgin Islands corporation and the principal stockholder of HotPlay (the “Principal Stockholder”) and T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, the minority stockholders of HotPlay (collectively, the “Minority Stockholders,” and together with the Principal Stockholder, individually, a “Stockholder” and collectively, the “Stockholders”). Each of Monaker, HotPlay and the Stockholders are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Exchange Agreement. References in the quoted paragraphs of Section 1 hereof to “Agreement” refer to the Exchange Agreement, whereas references to “Agreement” in the other Sections of this Agreement refer to this Agreement.

WHEREAS, the Parties desire to amend the Exchange Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1.            Amendments to Exchange Agreement.

A.       Effective as of the Effective Date, the definitions of the following terms as set forth in Article I of the Exchange Agreement are amended and restated to read as follows:

“Axion Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement entered into between Monaker and certain of the stockholders of Axion, dated on or around November 12th, 2020, as amended from time to time.

“Axion Percentage” means 14.68% of the Post-Closing Capitalization of Monaker.

“Combined Company” means Monaker, following the Closing and the conversion of the shares of Series B Preferred Stock and Series C Preferred Stock issued in connection with the Axion Closing.

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000288/ex2-1.htm

2 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000399/ex2-2.htm

Second Amendment to Monaker and HotPlay Share Exchange Agreement

A-72

“HotPlay Percentage” means 67.87% of the Post-Closing Capitalization of Monaker.

“Post-Closing Capitalization of Monaker” means the outstanding shares of Monaker Common Stock following the Closing and the Axion Closing, which is calculated by dividing (a) the total number of shares of Monaker Common Stock outstanding immediately prior to the Closing, by (b) 17.45% (one (1) minus the sum of (x) the HotPlay Percentage plus the (y) Axion Percentage), rounded up to the nearest whole share.

B.       Effective as of the Effective Date, Section 9.1(f) of the Exchange Agreement is amended and restated to read:

“(f) [Intentionally removed].”

“Termination Date” means December 31, 2020.

2.       Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

3.       Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

          (a)      Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

          (b)      The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

          (c)      Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

4.       Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

Second Amendment to Monaker and HotPlay Share Exchange Agreement

A-73

5.       Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Exchange Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Exchange Agreement as modified or amended hereby.

6.       Exchange Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Exchange Agreement and the terms and conditions thereof shall remain in full force and effect.

7.       Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

8.       Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

9.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to conflicts of law principles except to the extent that United States federal law preempts Florida law, in which case United States federal law (including, without limitation, copyright, patent and federal trademark law) shall apply, without reference to conflicts of law principles.

10.       Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

11.       Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Second Amendment to Monaker and HotPlay Share Exchange Agreement

A-74

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“Monaker”:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby

Name:	William Kerby

Title:	CEO

“HotPlay”:

HOTPLAY ENTERPRISE LIMITED
a British Virgin Islands Company

By:	/s/ Athid Nanthawaroon
/s/ Nithinan Boonyawattanapisut

Name:	Mr. Athid Nanthawaroon and Ms. Nithinan Boonyawattanapisut

Title:	Authorized Directors

“Stockholders”:

“Principal Stockholder”

RED ANCHOR TRADING CORPORATION

By:	/s/ Nithinan Boonyawattanapisut

Name:	Ms. Nithinan Boonyawattanapisut

Title:	Authorized Director

Second Amendment to Monaker and HotPlay Share Exchange Agreement

A-75

“Minority Stockholders”

T&B MEDIA GLOBAL (THAILAND)
COMPANY LIMITED

By:	/s/ Jwanwat Ahriyavraromp
/s/ Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

TREE ROOTS ENTERTAINMENT
GROUP CO., LTD.

By:	/s/ Jwanwat Ahriyavraromp
/s/ Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

DEES SUPREME COMPANY LIMITED

By:	/s/ Warunya Punawakul
/s/ Vithit Arparpardh

Name:	Ms. Warunya Punawakul and Mr. Vithit Arparpardh

Title:	Authorized Directors

Second Amendment to Monaker and HotPlay Share Exchange Agreement

A-76

THIRD AMENDMENT TO

SHARE EXCHANGE AGREEMENT

This Third Amendment to Share Exchange Agreement (this “Agreement”), dated and effective as of January 6, 2021 (the “Effective Date”), amends that certain Share Exchange Agreement dated July 21, 20201, as amended by that certain First Amendment to Share Exchange Agreement dated October 23, 20202 and that certain Second Amendment to Share Exchange dated November 12, 20203 (as amended to date, the “Exchange Agreement”), by and among Monaker Group, Inc., a Nevada corporation (“Monaker”), HotPlay Enterprise Limited, a British Virgin Islands company (“HotPlay”), Red Anchor Trading Corporation, a British Virgin Islands corporation and the principal stockholder of HotPlay (the “Principal Stockholder”) and T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, the minority stockholders of HotPlay (collectively, the “Minority Stockholders,” and together with the Principal Stockholder, individually, a “Stockholder” and collectively, the “Stockholders”). Each of Monaker, HotPlay and the Stockholders are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Exchange Agreement. References in the quoted paragraphs of Section 1 hereof to “Agreement” refer to the Exchange Agreement, whereas references to “Agreement” in the other Sections of this Agreement refer to this Agreement.

WHEREAS, the Parties desire to amend the Exchange Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1.             Amendments to Exchange Agreement.

A.       Effective as of the Effective Date, the definitions of the following terms as set forth in Article I of the Exchange Agreement are amended and restated to read as follows:

“Restricted Monaker Shares” means 52,000,000 shares of restricted Monaker Common Stock (as adjusted for stock splits and stock dividends occurring prior to Closing).

“Termination Date” means February 28, 2021.

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000288/ex2-1.htm

2 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000399/ex2-2.htm

3 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000408/ex2-3.htm

Third Amendment to Monaker and HotPlay Share Exchange Agreement

B.       Effective as of the Effective Date, a new definition of “Excepted Issuances” is added to Article I of the Exchange Agreement and reads as follows:

“Excepted Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities issued upon the exercise or exchange of or conversion of any securities outstanding on the date of this Agreement, and (c) securities approved by HotPlay or the Principal Stockholder.

C.       Effective as of the Effective Date, the definitions of “Axion Percentage”, “HotPlay Percentage” and “Post-Closing Capitalization of Monaker” as set forth in Article I of the Exchange Agreement, are deleted and removed from the Agreement in their entirety.

D.       Effective as of the Effective Date, Section 9.1(h) of the Exchange Agreement is amended and restated to read:

“(h) Contemporaneous Election of New Directors. At Closing, Monaker’s initial board of directors shall be comprised of eight (8) members, four (4) of which shall be nominated by the Principal Stockholder and two (2) of which shall be nominated by NewMonaker, of which at least two of such Principal Stockholder appointed members, and one of such New Monaker appointed members, shall be independent in accordance with the rules of the Principal Market, and the Principal Stockholder and NewMonaker shall mutually agree on a seventh and eighth director, each of who shall be independent, unless otherwise agreed between the Principal Stockholder and Monaker. At Closing Monaker shall maintain a majority of independent board of directors. Such appointments shall be approved by the then current Board of Directors of Monaker pursuant to the powers provided to such Board of Directors pursuant to Nevada law and the Bylaws of Monaker or by the stockholders of Monaker at a duly called stockholders meeting.”

E.       Effective as of the Effective Date, Section 6.1 of the Exchange Agreement is amended and restated to read:

“Section 6.1 Conduct of Business. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Monaker, HotPlay and HP Thailand shall (a) carry on their respective businesses diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule; (b) pay or perform its material obligations when due; (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings; and (d) keep their business and properties substantially intact, including their present operations, physical facilities and working conditions, in each case, except as to Monaker, with the approval of HotPlay and except with HotPlay and HP Thailand, with the approval of Monaker. In furtherance of the foregoing and subject to applicable Law, Monaker on the one hand and HotPlay and HP Thailand on the other shall confer with the other Party, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of Monaker or HotPlay and HP Thailand, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule. Any of the obligations of Monaker and HotPlay and HP Thailand as set forth in this Section 6.1 may be waived with the consent of Monaker (as to HotPlay and HP Thailand) and HotPlay (as to Monaker).”

Third Amendment to Monaker and HotPlay Share Exchange Agreement

F.       Effective as of the Effective Date, the first paragraph of Section 6.2 of the Exchange Agreement is amended and restated to read:

“Section 6.2 Restrictions on Conduct of Business. Without limiting the generality of the terms of Section 6.1 hereof, except as required by the terms hereof, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule, and except to the extent that the other Party (either Monaker or HotPlay, for purposes of Section 6.2) shall otherwise consent, which shall not be unreasonably withheld, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Monaker and HotPlay and HP Thailand shall not do (and HotPlay shall see that HP Thailand does not do) any of the following, where applicable:”

G.       Effective as of the Effective Date, the first paragraph of Section 6.2(d) of the Exchange Agreement is amended and restated to read:

“(d) except as to the Excepted Issuances, the issuaces contemplated by this Agreement, issuances approved by the Principal Stockholder or HotPlay, or pursuant to agreements in place at the time this Agreement is entered into, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HP Thailand, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HP Thailand, or enter into other Contracts or commitments of any character obligating it to issue any such shares of capital stock of Monaker or HotPlay or HP Thailand or securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker or HotPlay or HP Thailand;”

2.       Approval and Consent to Prior Transactions. By their entry into this Agreement, each of the Stockholders approve and consent to each issuance of shares of Common Stock of Monaker and each agreement, understanding and transaction entered into by Monaker from the original date of the Parties’ entry into the Exchange Agreement, to the date hereof, as disclosed in Monaker’s filings with the Securities and Exchange Commission and/or which Monaker has provided notice of to HotPlay and/or the Principal Stockholder.

3.       Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

Third Amendment to Monaker and HotPlay Share Exchange Agreement

4.            Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a)      Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b)      The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

(c)      Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

5.            Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

6.            Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Exchange Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Exchange Agreement as modified or amended hereby.

7.            Exchange Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Exchange Agreement and the terms and conditions thereof shall remain in full force and effect.

8.            Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

9.            Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

Third Amendment to Monaker and HotPlay Share Exchange Agreement

10.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to conflicts of law principles except to the extent that United States federal law preempts Florida law, in which case United States federal law (including, without limitation, copyright, patent and federal trademark law) shall apply, without reference to conflicts of law principles.

11.       Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

12.       Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Third Amendment to Monaker and HotPlay Share Exchange Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“Monaker”:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby

Name:	William Kerby

Title:	CEO

“HotPlay”:

HOTPLAY ENTERPRISE LIMITED
a British Virgin Islands Company

By:	/s/ Athid Nanthawaroon

/s/ Nithinan Boonyawattanapisut

Name:	Mr. Athid Nanthawaroon and Ms. Nithinan Boonyawattanapisut

Title:	Authorized Directors

“Stockholders”:

“Principal Stockholder”

RED ANCHOR TRADING CORPORATION

By:	/s/ Nithinan Boonyawattanapisut

Name:	Ms. Nithinan Boonyawattanapisut

Title:	Authorized Director

Third Amendment to Monaker and HotPlay Share Exchange Agreement

“Minority Stockholders”

T&B MEDIA GLOBAL (THAILAND) COMPANY LIMITED

By:	/s/ Jwanwat Ahriyavraromp

/s/ Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

TREE ROOTS ENTERTAINMENT GROUP CO., LTD.

By:	/s/ Jwanwat Ahriyavraromp

/s/ Athid Nanthawaroon

Name:	Mr. Jwanwat Ahriyavraromp and Athid Nanthawaroon

Title:	Authorized Directors

DEES SUPREME COMPANY LIMITED

By:	/s/ Warunya Punawakul

/s/ Vithit Arparpardh

Name:	Ms. Warunya Punawakul and Mr. Vithit Arparpardh

Title:	Authorized Directors

Third Amendment to Monaker and HotPlay Share Exchange Agreement

FOURTH AMENDMENT TO

SHARE EXCHANGE AGREEMENT

This Fourth Amendment to Share Exchange Agreement (this “Agreement”), dated and effective as of February 22, 2021 (the “Effective Date”), amends that certain Share Exchange Agreement dated July 21, 20201, as amended by that certain First Amendment to Share Exchange Agreement dated October 23, 20202, that certain Second Amendment to Share Exchange Agreement dated November 12, 20203 and that certain Third Amendment to Share Exchange Agreement dated January 6, 20214 (as amended to date, the “Exchange Agreement”), by and among Monaker Group, Inc., a Nevada corporation (“Monaker”), HotPlay Enterprise Limited, a British Virgin Islands company (“HotPlay”), Red Anchor Trading Corporation, a British Virgin Islands corporation and the principal stockholder of HotPlay (the “Principal Stockholder”) and T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, the minority stockholders of HotPlay (collectively, the “Minority Stockholders,” and together with the Principal Stockholder, individually, a “Stockholder” and collectively, the “Stockholders”). Each of Monaker, HotPlay, and the Stockholders are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Exchange Agreement. References in the quoted paragraphs of Section 1 hereof to “Agreement” refer to the Exchange Agreement, whereas references to “Agreement” in the other Sections of this Agreement (including in non-quoted sections of Section 1) refer to this Agreement.

WHEREAS, new shares of HotPlay have been issued to certain of the Stockholders since the date of the original Exchange Agreement;

WHEREAS, the Stockholders desire to allocate Restricted Monaker Shares among themselves in a different ratio than the current pro rata ownership of HotPlay as set forth in the Exchange Agreement; and

WHEREAS, the Parties desire to amend the Exchange Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000288/ex2-1.htm

2 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000399/ex2-2.htm

3 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000408/ex2-3.htm

4 https://www.sec.gov/Archives/edgar/data/1372183/000158069521000007/ex2-4.htm

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

1.             Amendments to Exchange Agreement.

A.            Effective as of the Effective Date, the definition(s) of the following term(s) as set forth in Article I of the Exchange Agreement are amended and restated to read as follows:

“Termination Date” means April 30, 2021, provided that such Termination Date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed a definitive proxy statement with the SEC, has called a special meeting to approve the transactions contemplated by this Agreement (or has held such meeting), and Monaker is continuing to work in good faith to complete the Closing”.

B.             Effective as of the Effective Date, Section 9.1(h) of the Exchange Agreement is amended and restated to read:

“(h) Contemporaneous Election of New Directors. At Closing, Monaker’s initial board of directors shall be comprised of nine (9) members, four (4) of which shall be nominated by the Principal Stockholder and two (2) of which shall be nominated by NewMonaker, of which at least one (1) of such Principal Stockholder appointed members, and one (1) of such New Monaker appointed members, shall be independent in accordance with the rules of the Principal Market, and the Principal Stockholder and NewMonaker shall mutually agree on three (3) additional directors, each of who shall be independent, unless otherwise agreed between the Principal Stockholder and Monaker. Notwithstanding the requirements set forth in the previous sentence, Monaker and the Principal Stockholder may mutually agree on the appointment of additional directors prior to Closing. At Closing, Monaker shall maintain a majority of independent board of directors. Such appointments shall be approved by the then-current Board of Directors of Monaker pursuant to the powers provided to such Board of Directors pursuant to Nevada law and the Bylaws of Monaker or by the stockholders of Monaker at a duly called stockholders meeting.”

C.               Effective as of the Effective Date, Schedule 1.1 of the Exchange Agreement is amended and restated to read as set forth on the attached Schedule 1.1.

2.           Subsequent Transfers of HotPlay Shares. Monaker and each of the other Parties agree that the Stockholders may transfer HotPlay Shares amongst themselves and/or re-allocate Restricted Monaker Shares among themselves prior to the Closing, provided that the Stockholders own 100% of the HotPlay Shares at Closing and that Monaker obtains 100% of such HotPlay Shares, but that there shall be no new stockholders of HotPlay prior to Closing, whether as a result of transfers of HotPlay Shares or new issuances. In the event there shall be any transfers of HotPlay Shares among the Stockholders prior to Closing or any reallocation of Restricted Monaker Shares, the Principal Stockholder shall deliver to Monaker an updated Schedule 1.1 at least five Business Days prior to Closing, which updated Schedule 1.1 shall take the place of Schedule 1.1 of the Exchange Agreement for all purposes upon receipt by Monaker (including, but not limited to the representations set forth in Section 3.4 of the Exchange Agreement).

3.             Accredited Investor Status. Each of the Stockholders confirms, acknowledges and agrees that:

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

(a)               It is acquiring the Restricted Monaker Shares, for its or his own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933, as amended (the “Securities Act”), in a manner which would require registration under the Securities Act or any state securities laws.

(b)               It can bear the economic risk of investment in the Restricted Monaker Shares, has knowledge and experience in financial business matters, is capable of bearing and managing the risk of investment in the Restricted Monaker Shares, and is (and was as of its entry into the original Exchange Agreement, as applicable) an “accredited investor” as defined in Regulation D under the Securities Act.

(c)               It recognizes that the Restricted Monaker Shares have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Restricted Monaker Shares is registered under the Securities Act or unless an exemption from registration is available. It has carefully considered and has, to the extent it believes such discussion necessary, discussed with its respective professional, legal, tax, and financial advisors, the suitability of an investment in the Restricted Monaker Shares for its particular tax and financial situation and its respective advisers, if such advisors were deemed necessary, have determined that the Restricted Monaker Shares are a suitable investment for it.

(d)               It has not been offered the Restricted Monaker Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices, or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to his, her or its knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. It has had an opportunity to ask questions of and receive satisfactory answers from Monaker, or persons acting on behalf of Monaker, concerning the terms and conditions of the Restricted Monaker Shares and Monaker, and all such questions have been answered to the full satisfaction of it.

(e)               It is relying on his its own investigation and evaluation of Monaker and the Restricted Monaker Shares and not on any other information.

4.             Approval and Consent to Prior Transactions. By their entry into this Agreement, each of the Stockholders approve and consent to each issuance of shares of Common Stock of Monaker and each agreement, understanding and transaction entered into by Monaker from the original date of the Parties’ entry into the Exchange Agreement, to the date hereof, as disclosed in Monaker’s filings with the Securities and Exchange Commission and/or which Monaker has provided notice of to HotPlay and/or the Principal Stockholder.

5.            Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

6.             Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a) Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b) The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

(c) Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

7.             Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

8.              Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Exchange Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Exchange Agreement as modified or amended hereby.

9.             Exchange Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Exchange Agreement and the terms and conditions thereof shall remain in full force and effect.

10.          Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties, and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements, and understandings between the Parties, whether written, oral, or otherwise.

11.          Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

12.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to conflicts of law principles except to the extent that United States federal law preempts Florida law, in which case United States federal law (including, without limitation, copyright, patent, and federal trademark law) shall apply, without reference to conflicts of law principles.

13.              Heirs, Successors, and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

14.              Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, ..jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“Monaker”:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby

Name:	William Kerby

Title:	CEO

“HotPlay”:

HOTPLAY ENTERPRISE LIMITED
a British Virgin Islands Company

By:	/s/ Mr. Athid Nanthawaroon
/s/ Ms. Nithinan Boonyawattanapisut

Name:	Mr. Athid Nanthawaroon and Ms. Nithinan Boonyawattanapisut

Title:	Authorized Directors

“Stockholders”:

“Principal Stockholder”

RED ANCHOR TRADING CORPORATION

By:	/s/ Ms. Nithinan Boonyawattanapisut

Name:	Ms. Nithinan Boonyawattanapisut

Title:	Authorized Director

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

“Minority Stockholders”

T&B MEDIA GLOBAL (THAILAND)
COMPANY LIMITED

By:	/s/ Mr. Jwanwat Ahriyavraromp
/s/ Mrs. Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

TREE ROOTS ENTERTAINMENT
GROUP CO., LTD.

By:	/s/ Mr. Jwanwat Ahriyavraromp
/s/ Mrs. Pornsinee Chalermrattawongz

Name:	Mr. Jwanwat Ahriyavraromp and Mrs. Pornsinee Chalermrattawongz

Title:	Authorized Directors

DEES SUPREME COMPANY LIMITED

By:	/s/ Ms. Warunya Punawakul
/s/ Mr. Vithit Arparpardh

Name:	Ms. Warunya Punawakul and Mr. Vithit Arparpardh

Title:	Authorized Directors

Fourth Amendment to Monaker and HotPlay Share Exchange Agreement

Schedule 1.1

Stockholder	Number of HotPlay Shares Being Exchanged*	Number of Monaker Common Stock Shares Due
Red Anchor Trading Corporation	84,000	24,733,333
T&B Media Global (Thailand) Company Limited	12,000	3,533,333
Tree Roots Entertainment Group Co., Ltd.	42,000	21,966,667
Dee Supreme Company Limited	6,000	1,766,667
	144,000	52,000,000

* Representing 100% of HotPlay’s outstanding stock.

Annex B

AMENDED AND RESTATED

SHARE EXCHANGE AGREEMENT

BY AND AMONG

MONAKER GROUP, INC.,
and

THE STOCKHOLDERS HOLDING SHARES OR DEBT OF AXION VENTURES, INC. AS LISTED HEREIN

Dated as of November 12, 2020

AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT

THIS AMENDED AND RESTATED SHARE EXCHANGE AGREEMENT, dated as of November 12, 2020 (“Agreement”), is made by and among MONAKER GROUP, INC., a Nevada corporation (“Monaker”), Uniq Ventures (“Uniq Ventures”), Uniq Other Vendors (“Uniq Other”), Cern One Limited, (“Cern One”), CC Asia Pacific Ventures Ltd. (“CC Asia”), and Michael Bonner, an individual (the “Principal Stockholder” and together with Uniq Ventures, Uniq Other, Cern One and CC Asia, the “Stockholders” with each individually referred to as a “Stockholder”) and Red Anchor Trading Corporation, a British Virgin Islands corporation (“Red Anchor”), Cern One, Nithinan Boonyawattanapisut (“Boonyawattanapisut”), and John Todd Bonner (“John Bonner”, and together with Red Anchor, Cern One (in its capacity as an Axion Creditor) and Boonyawattanapisut, the “Axion Creditors” and each an “Axion Creditor”), and amends and restates in its entirety, that certain Share Exchange Agreement, entered into by the Parties dated July 21, 20201, as amended by the First Amendment thereto, dated October 28, 20202. Each of Monaker, the Stockholders and the Axion Creditors are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, the Stockholders collectively own thirty-three and eighty-five hundredths percent (33.85%) of the issued and outstanding shares of capital stock of Axion Ventures Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV” (“Axion”) in the proportions set forth in Section 1.1 of the Stockholders Disclosure Schedule (as hereinafter defined);

WHEREAS, the Stockholders have agreed to transfer to Monaker, and Monaker has agreed to acquire from the Stockholders all of the shares of Axion which they hold (the “Transferred Shares”), in exchange for the Monaker Shares (defined below in Article I) to be issued to the Stockholders pro rata, as set forth in Section 1.1 of the Stockholders Disclosure Schedule; and

WHEREAS, the Axion Creditors collectively hold $7,657,024 in promissory notes issued by, or other debt owed by, Axion to such Axion Creditors (the “Axion Debt”); and

WHEREAS, the Axion Creditors have agreed to transfer to Monaker, and Monaker has agreed to acquire from the Axion Creditors all of the Axion Debt, in exchange for the Monaker Creditor Shares and, additionally with regard to the Axion Debt acquired from Cern One, the Monaker Creditor Warrants (each as defined below).

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000288/ex2-2.htm

2 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000399/ex2-4.htm

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I.
DEFINITIONS

In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used in this Agreement:

“Accredited Investor” has the meaning set forth in Rule 501(a) under the Securities Act.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

“Axion” has the meaning set forth in the recitals.

“Axion Creditors” has the meaning set forth in the preamble.

“Axion Creditor Disclosure Schedule” has the meaning set forth in the introductory paragraph.

“Axion Most Recent Fiscal Year End” means December 31, 2019.

“Axion Shares” mean the outstanding common shares of Axion.

“Agreement” has the meaning set forth in the preamble.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Charter Amendments” mean the amendment to Monaker’s Articles of Incorporation to (a) allow for a reverse stock split of the Monaker Common Stock in a rate of between 1:6 and 1:9, (or such other ratio as may be approved by the Company and the Principal Stockholder (as such term is defined in the HotPlay Share Exchange Agreement), in the discretion of the Board of Directors of Monaker; (b) affect a name change to “Nextplay Technologies, Inc.” (or such other name as Monaker and the Principal Stockholder may agree to), and (c) to affect such other amendments as Monaker and the Axion Creditors may determine necessary or warranted.

Amended and Restated Share Exchange Agreement	2 | Page

“Clearance Date” means the date on which the Proxy Statement has cleared comments with the SEC.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Combined Company” means Monaker, following the Closing and the HotPlay Closing.

“Competing Transaction Proposal” means any bona fide proposal or offer (whether or not in writing) from a third party (other than Monaker, Stockholders or Axion Creditors or any of their respective subsidiaries) with respect to any of the following (other than the Share Exchange and the other transactions contemplated hereby): (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving Monaker or any of Monaker’s subsidiaries; (ii) any sale, lease, exchange, transfer or other disposition of 15% or more of the consolidated assets of Monaker or any of Monaker’s subsidiaries; (iii) any issuance, sale or other disposition of 15% or more of the total outstanding voting power of Monaker or any of Monaker’s subsidiaries; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any person (or the stockholders of any person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the total outstanding voting power of Monaker or any of Monaker’s subsidiaries; or (v) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the Share Exchange.

“Contract” means any written or oral contract, lease, license, indenture, note, bond, agreement, arrangement, understanding, permit, concession, franchise or other instrument.

“Control,” “controlled by” and “under common control with” mean, with respect to a specified Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of stock or other securities, as executor, by contract or otherwise.

“Damages” has the meaning set forth in Section 11.2.

“Environmental Laws” has the meaning set forth in Section 4.18.

Amended and Restated Share Exchange Agreement	3 | Page

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

“GAAP” means, with respect to any Person, generally accepted accounting principles in the U.S. applied on a consistent basis with such Person’s past practices.

“Governmental Authority” means any domestic or foreign, federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body.

“Hazardous Materials” has the meaning set forth in Section 4.18.

“HotPlay” means HotPlay Enterprise Limited, a corporation organized under the laws of the British Virgin Islands.

“HotPlay Closing” means the closing of the transactions contemplated by the HotPlay Share Exchange Agreement.

“HotPlay Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement entered into between Monaker and the stockholders of HotPlay, dated on or around the date hereof.

“Indebtedness” means without duplication, (a) all indebtedness or other obligation of the Person for borrowed money, whether current, short-term, or long-term, secured or unsecured; (b) all indebtedness of the Person for the deferred purchase price for purchases of property outside the Ordinary Course of Business; (c) all lease obligations of the Person under leases which are capital leases in accordance with GAAP; (d) any off-balance sheet financing of the Person including synthetic leases and project financing; (e) any payment obligations of the Person in respect of banker’s acceptances or letters of credit (other than stand-by letters of credit in support of ordinary course trade payables); (f) any liability of the Person with respect to interest rate swaps, collars, caps and similar hedging obligations; (g) any liability of the Person under deferred compensation plans, phantom stock plans, severance or bonus plans, or similar arrangements made payable as a result of the transactions contemplated herein; (h) any indebtedness referred to in clauses (a) through (g) above of any other Person which is either guaranteed by, or secured by a security interest upon any property owned by, the Person; and (i) accrued and unpaid interest of, and prepayment premiums, penalties or similar contractual charges arising as a result of the discharge at Closing of, any such foregoing obligation.

“Indemnified Party” has the meaning set forth in Section 11.3.

Amended and Restated Share Exchange Agreement	4 | Page

“Indemnifying Party” has the meaning set forth in Section 11.3.

“Intellectual Property” means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

“Knowledge” shall mean, except as otherwise explicitly provided herein, actual knowledge after reasonable investigation. Monaker and its respective Affiliates, shall be deemed to have “Knowledge” of a matter if such matter is known to Monaker’s Chief Executive Officer, William Kerby, Monaker’s Vice President of Finance and Acting Chief Financial Officer, Sirapop “Kent” Taepakdee, Monaker’s Chief Operating Officer and Chief Information Officer, Timothy Sikora, or Monaker’s Chairman, Donald P. Monaco. Stockholders and Axion Creditors and their respective Affiliates, shall be deemed to have “Knowledge” of a matter if such matter is known to an officer, director or manager of any of the Stockholders or Axion Creditors. Each of the Stockholders shall be deemed to have “Knowledge” of a matter if such Stockholder has actual knowledge of such matter.

“Laws” means, with respect to any Person, any U.S. or non-U.S., federal, national, state, provincial, local, municipal, international, multinational or other Law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“License” means any security clearance, permit, license, variance, franchise, Order, approval, consent, certificate, registration or other authorization of any Governmental Authority or regulatory body, and other similar rights.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

Amended and Restated Share Exchange Agreement	5 | Page

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such Person.

“Minority Stockholders” has the meaning set forth in the preamble.

“Monaker” has the meaning set forth in the preamble.

“Monaker Axion Shares” means 10,000,000 shares of Monaker Series B Preferred Stock.

“Monaker Common Stock” means the common stock, $0.00001 par value per share, of Monaker.

“Monaker Creditor Shares” means 3,828,500 shares of Monaker Series C Preferred Stock.

“Monaker Creditor Warrants” means warrants to purchase 1,914,250 shares of Monaker Common Stock (i.e., that number of shares of Monaker Common Stock as equals 50% of the total Monaker Creditor Shares, with an exercise price of $2.00 per share (as adjusted for stock splits, stock dividends and recapitalizations)), in the form of Exhibit A hereto, all of which shall be issued to Cern One.

“Monaker Creditor Warrant Shares” means the shares of Monaker Common Stock issuable upon exercise of the Monaker Creditor Warrants.

“Monaker Indemnified Parties” means Monaker and its Affiliates and their respective managers, directors, officers, stockholders and representatives.

“Monaker Most Recent Fiscal Year End” means February 29, 2020.

“Monaker Organizational Documents” has the meaning set forth in Section 5.6.

“Monaker Series B Preferred Stock” means the Series B Convertible Preferred Stock of Monaker in the form of Exhibit B hereto.

“Monaker Series C Preferred Stock” means the Series C Convertible Preferred Stock of Monaker in the form of Exhibit C hereto.

“Monaker Shares” means the Monaker Axion Shares and Monaker Creditor Shares.

“Money Laundering Laws” has the meaning set forth in Section 4.21.

Amended and Restated Share Exchange Agreement	6 | Page

“Order” means any order, judgment, ruling, injunction, assessment, award, decree or writ of any Governmental Authority or regulatory body.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Party” and “Parties” have the respective meanings set forth in the preamble.

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Principal Market” means the Nasdaq Capital Market.

“Proxy Statement” means the proxy statement on Schedule 14A filed by Monaker with the SEC relating to the Stockholders’ Meeting.

“Registration Statements” has the meaning set forth in Section 5.12(b).

“Required Stockholders” means Stockholders holding more than 51% of the total Axion Shares held by the Stockholders, and Axion Creditors holding more than 51% of the Axion Debt.

“SEC” means the U.S. Securities and Exchange Commission, or any successor agency thereto.

“SEC Reports” has the meaning set forth in Section 5.12(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will be in effect at the time.

“Share Exchange” has the meaning set forth in Section 2.1.

“Stockholder” and “Stockholders” have the meanings set forth in the preamble. Any action required to be taken, or which may be taken, by the Stockholders as described herein shall only be taken with the consent of the Required Stockholders.

“Stockholders and Axion Creditors Indemnified Parties” means Stockholders and Axion Creditors and their Affiliates and their respective managers, directors, officers, stockholders and representatives.

“Stockholders Disclosure Schedule” has the meaning set forth in Article III.

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“Stockholders’ Meeting” has the meaning given to such term in Section 8.3(a).

“Subsidiary” or “subsidiary” of any Person means any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is Controlled by such Person. For the avoidance of doubt, the Subsidiaries of any Person shall include any variable interest entity over which such Person or any of its Subsidiaries effects Control pursuant to contractual arrangements and which is consolidated with such Person in accordance with generally accepted accounting principles applicable to such Person.

“Tax Return” means all returns, declarations, reports, estimates, statements, forms and other documents filed with or supplied to or required to be provided to a Governmental Authority with respect to Taxes, including any schedule or attachment thereto and any amendment thereof.

“Tax” or “Taxes” means all taxes, assessments, duties, levies or other charge imposed by any Governmental Authority of any kind whatsoever together with any interest, penalties, fines or additions thereto and any liability for payment of taxes whether as a result of (a) being a member of an affiliated, consolidated, combined, unitary or similar group for any period; (b) any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any Person; (c) being liable for another Person’s taxes as a transferee or successor otherwise for any period; or (d) operation of Law.

“Termination Date” means November 30, 2020.

“Transaction Documents” means, collectively, this Agreement and all agreements, certificates, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement, including, but not limited to the exhibits hereto.

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“U.S.” means the United States of America.

ARTICLE II.
SHARE EXCHANGE; CLOSING

Section 2.1     Share Exchange. At the Closing, (a) the Stockholders shall sell, transfer, convey, assign and deliver the Transferred Shares, to Monaker and in consideration therefor, Monaker shall issue the Monaker Axion Shares to the Stockholders, pro rata, as set forth in Schedule 1.1 hereof and (b) the Axion Creditors shall exchange the rights to, and ownership of, the Axion Debt to Monaker for the Monaker Creditor Shares with Cern One exchanging the rights to and ownership of Cern One’s Axion Debt for Cern One’s proportional amount of Monaker Creditor Shares and one hundred percent (100%) of the Monaker Creditor Warrants (together (a) and (b), the “Share Exchange”).

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Section 2.2     Closing. Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at the offices of the legal counsel of Monaker or HotPlay, as may be mutually agreed by Monaker and the Principal Stockholder prior to Closing, contemporaneously with the execution of this Agreement. The date and time of the Closing is referred to herein as the “Closing Date.”

Section 2.3     Closing Deliveries by Monaker. At the Closing, Monaker shall deliver, or cause to be delivered, (a) certificates (or book-entry notations) evidencing the Monaker Shares to be issued to the Stockholders and Axion Creditors, as applicable and shall provide Cern One a copy of the agreement evidencing the Monaker Creditor Warrants; and (b) the various other documents required to be delivered at Closing pursuant to Section 9.2 hereof.

Section 2.4     Closing Deliveries by the Stockholders and Axion Creditors. At the Closing, (a) the Stockholders shall deliver, or cause to be delivered, certificate(s) representing the Transferred Shares, accompanied by an executed stock power signed by each Stockholder; (b) the Axion Creditors shall provide Monaker assignments and other documents reasonably requested by Monaker to memorialize the transfer of the Axion Debt to Monaker; and (c) the Stockholders and Axion Creditors, as applicable, shall deliver, or cause to be delivered, to Monaker the various other documents required to be delivered at Closing pursuant to Section 9.3 hereof. Monaker agrees that transfers among the Stockholders or Axion Creditors of Axion Debt or Transferred Shares shall not require approval by Monaker, subject to applicable law.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Stockholders, severally and not jointly, hereby represent and warrant to Monaker, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by the Stockholders to Monaker contemporaneously with the execution of this Agreement, or thereafter pursuant to Section 7.6 (collectively, the “Stockholders Disclosure Schedule”), that the statements contained in this Article III with respect to the Stockholder making the statement, are true, correct and complete as of the date of this Agreement and as of the Closing Date.

Section 3.1       Authority. The Stockholder has all requisite authority and power to enter into and deliver this Agreement and any of the other Transaction Documents to which such Stockholder is a party, and any other certificate, agreement, document or instrument to be executed and delivered by the Stockholder in connection with the transactions contemplated hereby and thereby and to perform his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Transaction Documents to which the Stockholder is a party will be, duly and validly authorized and approved, executed and delivered by the Stockholder.

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Section 3.2       Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Stockholder, this Agreement and each of the Transaction Documents to which the Stockholder is a party are duly authorized, executed and delivered by the Stockholder, and constitute the legal, valid and binding obligations of the Stockholders, enforceable against the Stockholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 3.3       No Conflicts. Neither the execution nor delivery by the Stockholder of this Agreement or any Transaction Document to which the Stockholder is a party, nor the consummation or performance by the Stockholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the Stockholder is a party or by which the properties or assets of the Stockholder are bound; or (b) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of such Stockholder under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Stockholder under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which the Stockholder is a party or any of the Stockholders’ assets and properties are bound or affected, except, in the case of any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on the Stockholders, Monaker or the Share Exchange.

Section 3.4       Ownership of Transferred Shares. The Stockholder is the sole record and beneficial owner, of, and owns, of record and beneficially, and has good, valid and indefeasible title to such Stockholder’s Transferred Shares and has the right to transfer to Monaker pursuant to this Agreement, the Transferred Shares held by such Stockholder, free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other Contracts or understandings to which the Stockholder is a party or by which the Stockholder or the Transferred Shares held by such Stockholder are bound with respect to the issuance, sale, transfer, voting or registration of such Transferred Shares. Stockholder has sole managerial and dispositive authority with respect to the Transferred Shares held by such Stockholder and Stockholder has not granted any person a proxy or option to buy such Transferred Shares that has not expired or been validly withdrawn. At the Closing Date, Monaker will acquire good, valid and marketable title to the Transferred Shares held by such Stockholder free and clear of any and all Liens. Schedule 1.1 sets forth an accurate description of the Axion Shares held by each Stockholder.

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Section 3.5       Certain Proceedings. Except as set forth in Section 3.5 of the Stockholders Disclosure Schedule, there is no Action pending against, or to the Knowledge of the Stockholder, threatened against or affecting, the Stockholder by any Governmental Authority or other Person with respect to the Stockholder that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.6       Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Stockholders for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the Stockholders. The Stockholders shall be solely responsible for payment of any such undisclosed obligation and the Stockholders, jointly and severally, will indemnify and hold Monaker harmless from and against any liability or expense arising out of, or in connection with payment of such undisclosed obligation, to the extent such obligation arises due to the actions of the Stockholders.

Section 3.7       Investment Representations.

(a)       The Stockholder is acquiring its Monaker Shares, and will acquire such shares of Monaker Common Stock issuable upon conversion of such Monaker Shares (if any)(as used in this Section 3.7, collectively the “Monaker Shares”), hereunder for investment for his own account and not with a view to the resale or distribution of any part thereof, and the Stockholder has no present intention of selling or otherwise distributing his Monaker Shares, except in compliance with applicable securities Laws.

(b)       The Stockholder understands that the Monaker Shares issued hereunder are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Stockholder pursuant hereto, the Monaker Shares would be acquired in a transaction not involving a public offering. The issuance of the Monaker Shares hereunder is being affected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act and Rule 506(b) thereunder. The Stockholder further acknowledges that upon issuance, the Monaker Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Stockholder represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby, and specifically those in subparagraph (i) thereof, and otherwise by the Securities Act.

(c)       The Stockholder understands and agrees that the Monaker Shares issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

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(d)       The Stockholder understands that the Monaker Shares are being offered and issued to the Stockholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Stockholder set forth in this Agreement, in order that Monaker may determine the applicability and availability of the exemptions from registration of the Monaker Shares on which Monaker is relying.

(e)       The Stockholder further represents and warrants to Monaker that (i) he, she or it, qualifies as an Accredited Investor; (ii) he, she or it consents to the placement of a legend on any certificate or other document evidencing the Monaker Shares substantially in the form set forth in Section 3.8(a); (iii) he, she or it has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect his, her, or its interests in connection with the transactions contemplated by this Agreement; (iv) he, she or it has consulted, to the extent that he, she or it has deemed necessary, with his, her or its tax, legal, accounting and financial advisors concerning his, her or its investment in the Monaker Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing his, her or its entire investment in the Monaker Shares; (v) he, she or it has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding Monaker that he has requested and all such public information is sufficient for him, her or it to evaluate the risks of investing in the Monaker Shares; (vi) he, she or it has been afforded the opportunity to ask questions of and receive answers concerning Monaker and the terms and conditions of the issuance of the Monaker Shares; (vii) he, she or it is not relying on any representations and warranties concerning Monaker made by Monaker or any officer, employee or agent of Monaker, other than those contained in this Agreement or the SEC Reports; (viii) he, she or it will not sell or otherwise transfer the Monaker Shares, unless either (A) the transfer of the Monaker Shares is registered under the Securities Act or (B) an exemption from such registration is available; (ix) he, she or it understands and acknowledges that Monaker is under no obligation to register the Monaker Shares for sale under the Securities Act; (x) he, she or it represents that the address furnished to Monaker is his, her or its principal residence; (xi) he, she or it understands and acknowledges that the Monaker Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning Monaker that has been supplied to him, her or it and that any representation to the contrary is a criminal offense; and (xii) he, she or it acknowledges that the representations, warranties and agreements made by him, her or it herein shall survive the execution and delivery of this Agreement and the issuance of the Monaker Shares.

(f)       The Stockholder is aware of, has received and had an opportunity to review (i) Monaker’s Annual Report on Form 10-K for the year ended February 29, 2020; and (ii) Monaker’s current reports on Form 8-K, proxy statements, Form 10-Qs and amended Form 10-K (which filings can be accessed by going to https://www.sec.gov/search/search.htm, typing “Monaker Group” in the “Company name” field, and clicking the “Search” button), from April 1, 2020, to the date of such Stockholder’s entry into this Agreement, in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by him, her or it of Monaker. Stockholder acknowledges that due to his, her or its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the Securities Act.

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(g)       Stockholder has not become aware of and has not been offered the Monaker Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Stockholder’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

       Section 3.8       Stock Legends. The Stockholder hereby agrees and acknowledges as follows:

(a)       The certificates evidencing the Monaker Shares and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

(b)       The certificates representing the Monaker Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities law, or Contract.

Section 3.9       Insider Trading. Each Stockholder certifies and confirms that he, she, or it has not personally, nor through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of Monaker. Each Stockholder further certifies and confirms that he, she, or it has not communicated the nature of the transactions contemplated herein, is not aware of any disclosure of non-public information regarding Monaker or the transactions contemplated herein, and is not a party to any insider trading in Monaker’s securities. Each Stockholder further certifies and confirms that he, she, or it has not “tipped” any related parties nor third parties regarding the transactions contemplated herein, and/or advised any parties to purchase, sell or otherwise trade shares of Monaker’s securities.

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Section 3.10        [RESERVED].

Section 3.11       Ownership of Axion. The Stockholders in aggregate, own of record such number of shares of the issued and outstanding Capital Stock of Axion as is set forth on Schedule 1.1 and shall own the same number of shares of Axion’s outstanding Capital Stock at Closing (unless otherwise agreed by Monaker in writing). Monaker agrees that transfers among the Stockholders shall not require approval by Monaker, subject to applicable law.

Section 3.12       Proxy Statement Information. None of the information supplied or to be supplied by the Stockholders to Monaker for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 3.13        No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Monaker by the Stockholders pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

Section 3.14       Proxy Statement Financial Statements. Using commercially reasonable efforts, Stockholders and their officers and employees shall assist Monaker and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement in connection with the transactions contemplated herein, and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Monaker all information, reports, documentation and financial information reasonably requested in connection therewith. The costs of all audits and the preparation of all financial information required pursuant to this Section 4.28 shall be paid by Stockholders.

Section 3.15       Ownership of Axion shares by Stockholders. Set forth in Schedule 1.1 is a summary of each Stockholder’s ownership of Axion. Each Stockholder owns of record, and beneficially, an aggregate of such number of shares of capital stock of the outstanding Capital Stock of Axion as set forth on Schedule 1.1, and shall own the same number of shares of Axion’s outstanding Capital Stock at Closing (unless otherwise agreed by Monaker in writing), which shall be in all cases, free and clear of any and all Liens. Monaker agrees that transfers among the Stockholders shall not require approval by Monaker. There are no options, rights, voting trusts, stockholder agreements or any other Contracts or understandings to which Stockholder is a party or by which Stockholder or such Stockholder’s Axion Shares are bound. Stockholder has sole managerial and dispositive authority with respect to Stockholder’s Axion Shares and has not granted any person a proxy or option to buy Stockholder’s Axion Shares that has not expired or been validly withdrawn.

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ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF AXION CREDITORS

Each Axion Creditor represents and warrants to Monaker, separately and not jointly, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by the Axion Creditors to Monaker contemporaneously with the execution of this Agreement, or thereafter pursuant to Section 7.6 (collectively, the “Axion Creditor Disclosure Schedule”), that the statements contained in this Article IV are true, correct and complete as of the date of this Agreement and as of the Closing Date.

Section 4.1       Axion Debt Confirmations.

(a)       The Axion Debt, a description of the documents representing such Axion Debt, and the dates such Axion Debt was incurred, the due date, and the terms thereof, are set forth on Section 4.1 of the Axion Creditors Disclosure Schedule. The Axion Creditors have also delivered to Monaker copies of all documents evidencing the Axion Debt prior to the date of this Agreement (the “Axion Debt Documents”).

(b)       The Axion Debt is a bona fide outstanding debt owed by Axion, and is an enforceable obligation. The Axion Debt is currently due and owing and is payable in full and/or pursuant to the terms of the Axion Debt Documents.

(c)       The Axion Debt is not reasonably subject to dispute and Axion is unconditionally obligated to pay the full Axion Debt without defense, counterclaim or offset.

(d)       Axion Creditor is the sole owner of the Axion Debt, free and clear of all liens, encumbrances and rights of third parties. No Axion Creditor has previously sold, transferred, encumbered or released any part of the Axion Debt.

(e)       There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Axion Debt. There is no action based on the Axion Debt that is currently pending in any court or other legal venue, and no judgments based upon the Axion Debt have been previously entered in any legal proceeding.

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(f)       Axion Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Axion Debt to Monaker.

(g)       Axion Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by Axion, or any affiliate of Axion, in exchange for or in consideration for selling the Axion Debt.

(h)       Prior to the earlier of the termination of this Agreement and the Closing Date, the Axion Creditor shall not, and shall not consent to, any settlement, modification, amendment, or change in the Axion Debt or Axion Debt Documents, without the prior written consent of Monaker.

       Section 4.2       Authority. Axion Creditor has all requisite authority and power (corporate and other), Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which Axion Creditor is a party and any other certificate, agreement, document or instrument to be executed and delivered by Axion Creditor in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents by Axion Creditor and the performance by Axion Creditor of its obligations hereunder and thereunder and the consummation by Axion Creditor of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Axion Creditor. Axion Creditor does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and each of the Transaction Documents to which Axion Creditor is a party will be, duly and validly authorized and approved, executed and delivered by Axion Creditor.

Section 4.3       Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than Axion Creditor, this Agreement and each of the Transaction Documents to which Axion Creditor is a party are duly authorized, executed and delivered by Axion Creditor and constitutes the legal, valid and binding obligations of Axion Creditor enforceable against Axion Creditor in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

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Section 4.4       No Conflicts. Except as set forth in Section 4.4 of the Axion Creditors Disclosure Schedule, neither the execution nor the delivery by Axion Creditor of this Agreement or any Transaction Document to which Axion Creditor is a party, nor the consummation or performance by Axion Creditor of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Axion Creditor’s organizational documents, if applicable; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree applicable to Axion Creditor, or by which Axion Creditor or any of its respective assets and properties are bound or affected; (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of Axion Creditor under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of Axion Creditor under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Axion Creditor is a party or by which Axion Creditor or any of its respective assets and properties are bound or affected; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by Axion Creditor or that otherwise relate to the business of, or any of the properties or assets owned or used by, Axion Creditor, except, in the case of clauses (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on Axion Creditor.

Section 4.5       Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against Axion Creditor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of Axion Creditor. Axion Creditors shall be solely responsible for payment of any undisclosed obligation and Axion Creditors, jointly and severally, will indemnify and hold Monaker harmless from and against any liability or expense arising out of, or in connection with payment of such undisclosed obligation, to the extent such obligation arises due to the actions of the Axion Creditors.

Section 4.6       Disclosure. No representation or warranty of Axion Creditor contained in this Agreement and no statement or disclosure made by or on behalf of Axion Creditor to Monaker pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

Section 4.7       Proxy Statement Information. None of the information supplied or to be supplied by Axion Creditor to Monaker for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 4.8        No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Monaker by Axion Creditors pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

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Section 4.9       Investment Representations. Each Axion Creditor represents as of the date hereof and as of Closing that:

(h)       The Axion Creditor is acquiring its Monaker Shares, and will acquire such shares of Monaker Common Stock issuable upon conversion of such Monaker Shares (if any) and Cern One is also acquiring the Monaker Creditor Warrants and upon exercise of such Monaker Creditor Warrants, will acquire the Monaker Creditor Warrant Shares (collectively the “Monaker Creditor Securities”) hereunder for investment for his/its own account and not with a view to the resale or distribution of any part thereof, and the Axion Creditor has no present intention of selling or otherwise distributing his/its Monaker Creditor Securities, except in compliance with applicable securities Laws.

(i)       The Axion Creditor understands that the Monaker Creditor Securities issued hereunder are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Axion Creditor pursuant hereto, the Monaker Creditor Securities would be acquired in a transaction not involving a public offering. The issuance of the Monaker Creditor Securities hereunder is being affected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act and Rule 506(b) thereunder. The Axion Creditor further acknowledges that upon issuance, the Monaker Creditor Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Axion Creditor represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby, and specifically those in subparagraph (i) thereof, and otherwise by the Securities Act.

(j)       The Axion Creditor understands and agrees that the Monaker Creditor Securities issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

(k)       The Axion Creditor understands that the Monaker Creditor Securities are being offered and issued to the Axion Creditor in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Axion Creditor set forth in this Agreement, in order that Monaker may determine the applicability and availability of the exemptions from registration of the Monaker Creditor Securities on which Monaker is relying.

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(l)       The Axion Creditor further represents and warrants to Monaker that (i) he, she or it, qualifies as an Accredited Investor; (ii) he, she or it consents to the placement of a legend on any certificate or other document evidencing the Monaker Creditor Securities substantially in the form set forth in Section 4.10(a); (iii) he, she or it has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect his, her, or its interests in connection with the transactions contemplated by this Agreement; (iv) he, she or it has consulted, to the extent that he, she or it has deemed necessary, with his, her or its tax, legal, accounting and financial advisors concerning his, her or its investment in the Monaker Creditor Securities and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing his, her or its entire investment in the Monaker Creditor Securities; (v) he, she or it has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding Monaker that he, she or it has requested and all such public information is sufficient for him, her or it to evaluate the risks of investing in the Monaker Creditor Securities; (vi) he, she or it has been afforded the opportunity to ask questions of and receive answers concerning Monaker and the terms and conditions of the issuance of the Monaker Creditor Securities; (vii) he, she or it is not relying on any representations and warranties concerning Monaker made by Monaker or any officer, employee or agent of Monaker, other than those contained in this Agreement or the SEC Reports; (viii) he, she or it will not sell or otherwise transfer the Monaker Creditor Securities, unless either (A) the transfer of the Monaker Creditor Securities is registered under the Securities Act or (B) an exemption from such registration is available; (ix) he, she or it understands and acknowledges that Monaker is under no obligation to register the Monaker Creditor Securities for sale under the Securities Act; (x) he, she or it represents that the address furnished to Monaker is his, her or its principal residence; (xi) he, she or it understands and acknowledges that the Monaker Creditor Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning Monaker that has been supplied to him, her or it and that any representation to the contrary is a criminal offense; and (xii) he, she or it acknowledges that the representations, warranties and agreements made by him, her or it herein shall survive the execution and delivery of this Agreement and the issuance of the Monaker Creditor Securities.

(m)       The Axion Creditor is aware of, has received and had an opportunity to review (i) Monaker’s Annual Report on Form 10-K for the year ended February 29, 2020; and (ii) Monaker’s current reports on Form 8-K, proxy statements, Form 10-Qs and amended Form 10-K (which filings can be accessed by going to https://www.sec.gov/search/search.htm, typing “Monaker Group” in the “Company name” field, and clicking the “Search” button), from April 1, 2020, to the date of such Axion Creditor’s entry into this Agreement, in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by him, her or it of Monaker. Axion Creditor acknowledges that due to his, her or its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the Securities Act.

(n)       Axion Creditor has not become aware of and has not been offered the Monaker Creditor Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Axion Creditor’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

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       Section 4.10       Stock Legends. The Axion Creditor hereby agrees and acknowledges as follows:

(a)       The certificates evidencing the Monaker Creditor Securities and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

(b)       The certificates representing the Monaker Creditor Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities law, or Contract.

Section 4.11       Insider Trading. Each Axion Creditor certifies and confirms that he, she, or it has not personally, nor through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of Monaker. Each Axion Creditor further certifies and confirms that he, she, or it has not communicated the nature of the transactions contemplated herein, is not aware of any disclosure of non-public information regarding Monaker or the transactions contemplated herein, and is not a party to any insider trading in Monaker’s securities. Each Axion Creditor further certifies and confirms that he, she, or it has not “tipped” any related parties nor third parties regarding the transactions contemplated herein, and/or advised any parties to purchase, sell or otherwise trade shares of Monaker’s securities.

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ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF MONAKER

Monaker hereby represents and warrants to each of the Axion Creditors and the Stockholders, subject to the exceptions and qualifications specifically set forth or disclosed in the SEC Reports and/or subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by Monaker to Axion Creditors and the Stockholders contemporaneously with the execution of this Agreement (the “Monaker Disclosure Schedule”), that the statements contained in this Article V are correct and complete as of the date of this Agreement and as of the Closing Date. All references below to Monaker’s ‘subsidiaries’ shall only refer to Monaker’s subsidiaries and not any minority owned subsidiaries. Each reference to Monaker below shall include where applicable and warranted, a reference to Monaker’s subsidiaries.

Section 5.1       Organization and Qualification. Monaker is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Monaker. The Monaker Common Stock is presently quoted on the Principal Market and Monaker has not received any notice from the SEC that it has or will commence, institute or bring a proceeding pursuant to Section 12(j) of the Exchange Act.

Section 5.2       Authority. Monaker has all requisite authority and power, Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which Monaker is a party and any other certificate, agreement, document or instrument to be executed and delivered by Monaker in connection with the transactions contemplated hereby and thereby and to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents by Monaker and the performance by Monaker of its respective obligations hereunder and thereunder and the consummation by Monaker of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Monaker. Monaker is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and each of the Transaction Documents to which Monaker is a party will be, duly and validly authorized and approved, executed and delivered by Monaker.

Section 5.3       Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than Monaker, this Agreement and each of the Transaction Documents to which Monaker is a party are duly authorized, executed and delivered by Monaker and constitutes the legal, valid and binding obligations of Monaker enforceable against Monaker in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

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Section 5.4       No Conflicts. Neither the execution nor the delivery by Monaker of this Agreement or any Transaction Document to which Monaker is a party, nor the consummation or performance by Monaker of the transactions contemplated hereby or thereby (except as discussed below) will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of Monaker Organizational Documents; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree of any Governmental Authority or any rule or regulation of the Principal Market applicable to Monaker, or by which Monaker or any of its respective assets and properties are bound or affected; (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of Monaker under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of Monaker under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Monaker is a party or by which Monaker or any of its respective assets and properties are bound or affected (except as relating to notes, bonds, mortgages, indentures, Contracts and other instruments requiring approval of counterparties which have not been obtained as of the date of this Agreement, as set forth in Section 5.4 of the Monaker Disclosure Schedule, but which will be obtained prior to Closing); or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Licenses, permits, authorizations, approvals, franchises or other rights held by Monaker or that otherwise relate to the business of, or any of the properties or assets owned or used by, Monaker, except, in the case of clauses (b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on Monaker.

Section 5.5       Subsidiaries. Except as set forth in Section 5.5 of the Monaker Disclosure Schedule, Monaker does not own, directly or indirectly, any equity or other ownership interest in any corporation, limited liability company, limited or general partnership, joint venture or other entity or enterprise. Except as set forth in Section 5.5 of the Monaker Disclosure Schedule, there are no Contracts or other obligations (contingent or otherwise) of Monaker to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

Section 5.6       Organizational Documents. Monaker has delivered or made available to Stockholders and Axion Creditors a true and correct copy of the Articles of Incorporation and Bylaws of Monaker and any other organizational documents of Monaker, each as amended, and each such instrument is in full force and effect (the “Monaker Organizational Documents”). Monaker is not in violation of any of the provisions of its Monaker Organizational Documents. The minute books (containing the records or meetings of the stockholders, the board of directors and any committees of the board of directors), as provided or made available to Stockholders and Axion Creditors, are correct and complete.

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Section 5.7       Capitalization.

(a)       The authorized and outstanding capital stock or other voting securities of Monaker (the “Monaker Capital Stock”) and each of its subsidiaries and Affiliates is set forth in Section 5.7 of the Monaker Disclosure Schedule. Except as set forth in Section 5.7 of the Monaker Disclosure Schedule, no shares of capital stock or other voting securities of Monaker and each of its majority subsidiaries or Affiliates are issued, reserved for issuance or outstanding. Monaker owns of record and beneficially all of the capital stock or other voting securities of each of its subsidiaries and Affiliates. All the outstanding Monaker Common Stock shares and all the outstanding capital stock of each of its subsidiaries and Affiliates are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the applicable jurisdiction of formation, the Monaker Organizational Documents or any Contract to which Monaker is a party or otherwise bound. There are not any bonds, debentures, notes or other Indebtedness of Monaker or any of its subsidiaries or Affiliates having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the Monaker Common Stock or other voting securities may vote. Except as set forth in the SEC Filings, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Monaker is a party or by which it is bound (x) obligating Monaker or its subsidiaries and Affiliates, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Monaker or its subsidiaries or Affiliates; (y) obligating Monaker or its subsidiaries or Affiliates to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock or other equity interests of Monaker and each of its subsidiaries and Affiliates. There are no outstanding Contracts or obligations of Monaker to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests of Monaker or any of its subsidiaries and Affiliates. There are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of Monaker and each of its subsidiaries and Affiliates, which has not previously been satisfied or waived.

(b)       The issuance of the Monaker Shares to the Stockholders has been duly authorized and, upon delivery to the Stockholders of certificates therefor, at Closing, in accordance with the terms of this Agreement, the Monaker Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Stockholders and restrictions on transfer imposed by this Agreement and the Securities Act.

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Section 5.8       Compliance with Laws. The business and operations of Monaker have been and are being conducted in accordance with all applicable Laws and Orders. Except as set forth in Section 5.8 of the Monaker Disclosure Schedule, Monaker is not in conflict with, or in default or violation of and, to the Knowledge of Monaker, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Monaker is a party or by which Monaker, any of its subsidiaries or Affiliates or any of their respective assets and properties are bound or affected. There is no agreement, judgment or Order binding upon Monaker or any of its subsidiaries or Affiliates which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of Monaker or the conduct of business by Monaker as currently conducted. Monaker has filed all forms, reports and documents required to be filed with any Governmental Authority and Monaker has made available such forms, reports and documents to Stockholders and Axion Creditors. As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5.9       Certain Proceedings. Except as set forth in Section 5.9 of the Monaker Disclosure Schedule, there is no Action pending against, or to the Knowledge of Monaker, threatened against or affecting, Monaker by any Governmental Authority or other Person with respect to Monaker or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. Except as set forth in Section 5.9 of the Monaker Disclosure Schedule, Monaker has not been a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed “material” if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate). Monaker is not in violation of and, to the Knowledge of Monaker, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order. Except as set forth in Section 5.9 of the Monaker Disclosure Schedule, neither Monaker nor any past or present director or officer (in his or her capacity as such) or affiliate, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty in the past ten (10) years. Neither Monaker nor any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither Monaker nor any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

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Section 5.10       No Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against Monaker for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of Monaker. Subject to the final sentence of this section, the Stockholders and Axion Creditors shall be solely responsible for payment of any undisclosed obligation and the Stockholders and Axion Creditors, jointly and severally, will indemnify and hold Monaker harmless from and against any liability or expense arising out of, or in connection with payment of such undisclosed obligation. Monaker will indemnify and hold Stockholders and Axion Creditors harmless, from and against any liability or expense arising out of, or in connection with, any such claim other than arising out of, or in connection with any undisclosed obligation, to the extent such obligation arises due to the actions of Monaker.

Section 5.11       Contracts. Except as disclosed in the SEC Reports, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Monaker. Monaker is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of Monaker.

Section 5.12       SEC Reports.

(a)        Monaker has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act (the “SEC Reports”).

(b)       As of their respective dates, the SEC Reports and any registration statements filed by Monaker under the Securities Act (the “Registration Statements”) complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports or Registration Statements, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material Contracts to which Monaker is a party or to which the property or assets of Monaker are subject have been filed as exhibits to the SEC Reports and the Registration Statements as and to the extent required under the Exchange Act and the Securities Act, as applicable. The financial statements of Monaker included in the SEC Reports and the Registration Statements comply in all respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of Monaker as of the dates thereof and the results of its operations and cash flows for the periods then ended. The disclosure set forth in the SEC Reports and Registration Statements regarding Monaker’s business is current and complete and accurately reflects operations of Monaker as it exists as of the date hereof. There is no order issued by the SEC suspending the effectiveness of any outstanding Registration Statement and there are no proceedings for that purpose that have been initiated or threatened by the SEC.

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Section 5.13       Internal Accounting Controls. Monaker maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Monaker has established disclosure controls and procedures for Monaker and designed such disclosure controls and procedures to ensure that material information relating to Monaker is made known to the officers by others within Monaker. Monaker’s officers have evaluated the effectiveness of Monaker’s controls and procedures. Since Monaker’s Most Recent Fiscal Year End, there have been no significant changes in Monaker’s internal controls or, to the Knowledge of Monaker, in other factors that could significantly affect Monaker’s internal controls.

Section 5.14       Listing and Maintenance Requirements. Monaker is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Monaker Common Stock on the Principal Market or any other trading market on which the Monaker Common Stock is currently listed or quoted. The issuance and sale of the Monaker Shares under this Agreement, assuming the approval of Monaker’s stockholders for the issuance of such Monaker Shares at the Stockholders’ Meeting is received, will not contravene the rules and regulations of the trading market on which the Monaker Common Stock is currently listed or quoted.

Section 5.15       DTC Eligibility. The Monaker Shares are eligible for clearance and settlement through The Depository Trust Company (“DTC”). Monaker’s transfer agent is a participant in the DTC Fast Automated Securities Transfer (“FAST”) program and the Monaker Common Stock is eligible as a DTC FAST issue. There is no DTC “chill” or equivalent on the Monaker Common Stock.

Section 5.16       Application of Takeover Protections. Monaker has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Monaker Organizational Documents or the Laws of its state of incorporation that is or could become applicable to the transactions contemplated hereby.

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Section 5.17       Tax Matters.

(a)       Tax Returns. Monaker and its subsidiaries have filed all Tax Returns required to be filed (if any) by or on behalf of Monaker and such subsidiary and have paid all Taxes of such entity required to have been paid (whether or not reflected on any Tax Return). No Governmental Authority in any jurisdiction has made a claim, assertion or threat to Monaker or any of its subsidiaries that Monaker or such subsidiary is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on Monaker’s or any of its subsidiaries’ property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to Monaker or any of its subsidiaries for any period (or portion of a period) that would affect any period after the date hereof.

(b)       No Adjustments, Changes. Neither Monaker nor any other Person on behalf of Monaker (i) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

(c)       No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of Monaker or any of its subsidiaries, nor is any such claim or dispute pending or contemplated. Monaker has delivered to the Stockholders and Axion Creditors true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by Monaker or any of its subsidiaries, if any, for the past three years, and any and all correspondence with respect to the foregoing.

(d)       Not a U.S. Real Property Holding Corporation. Neither Monaker nor any of its subsidiaries is and has not been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(e)       No Tax Allocation, Sharing. Neither Monaker nor any its subsidiaries are party to, and have not been a party to, any Tax allocation or sharing agreement.

(f)       No Other Arrangements. Neither Monaker nor any its subsidiaries are a party to any Contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. Neither Monaker nor any its subsidiaries are a “consenting corporation” within the meaning of Section 341(f) of the Code. Neither Monaker nor any of its subsidiaries have any “tax-exempt bond financed property” or “tax-exempt use property” within the meaning of Section 168(g) or (h), respectively of the Code. Neither Monaker nor any its subsidiaries have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, neither Monaker nor any its subsidiaries has engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. Neither Monaker nor any of its subsidiaries is a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

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Section 5.18     Labor Matters.

(a)       There are no collective bargaining or other labor union agreements to which Monaker is a party or by which it is bound. No material labor dispute exists or, to the Knowledge of Monaker, is imminent with respect to any of the employees of Monaker.

(b)       Monaker is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health. Monaker is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

(c)       No director, officer or employee of Monaker is a party to, or is otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (i) the performance of his or her duties as a director, officer or employee of Monaker; or (ii) the ability of Monaker to conduct its business. Except as set forth in Section 5.18 of the Monaker Disclosure Schedule, each employee of Monaker is employed on an at-will basis and Monaker does not have any Contract with any of its employees which would interfere with its ability to discharge its employees.

Section 5.19     Employee Benefits.

(a)       Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, and/or as set forth in the SEC Filings, Monaker does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Monaker. Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between Monaker and any current or former employee, officer or director of Monaker, nor does Monaker have any general severance plan or policy.

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(b)       Except as set forth in the SEC Filings, Monaker does not, and for the past five (5) years has not, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of Monaker.

(c)       Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of Monaker, will result in (i) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from Monaker; (ii) any increase in the amount of compensation or benefits payable to any such individual; or (iii) any acceleration of the vesting or timing of payment of compensation payable to any such individual. Except as set forth in Section 5.19 of the Monaker Disclosure Schedule, no arrangement or other Contract of Monaker provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of Monaker.

Section 5.20     Title to Assets. Monaker has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which Monaker has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of Monaker to conduct business as currently conducted.

Section 5.21     Intellectual Property. The SEC Reports describe all Intellectual Property used by Monaker in its business as presently conducted, which constitutes all of its Intellectual Property needed by Monaker to operate its business as presently conducted. Monaker is the sole and exclusive owner of or has a license or other right to use the Intellectual Property, free and clear of any Liens and, to the Knowledge of Monaker, any infringing or diluting uses thereof by third parties. Monaker has neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of its Intellectual Property. None of its Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the Knowledge of Monaker, none of its Intellectual Property infringes on any trademarks, Internet domain names, copyrights or any other intellectual property rights of any kind of any third party.

Section 5.22     Environmental Laws. Monaker (a) is in compliance with all Environmental Laws; (b) has received all Licenses or other approvals required under applicable Environmental Laws to conduct its business: and (c) is in compliance with all terms and conditions of any such License or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Monaker.

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Section 5.23       Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports, or Section 5.23 of the Monaker Disclosure Schedule, no officer, director, employee or stockholder of Monaker or any Affiliate of any such Person, has or has had, either directly or indirectly, a material interest in any transaction with Monaker (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of Monaker, any entity in which any such Person has an interest or is an officer, director, trustee or partner.

Section 5.24       Liabilities. Monaker has no Liability (and there is no Action pending, or to the Knowledge of Monaker, threatened against Monaker that would reasonably be expected to give rise to any Liability), except as set forth in the SEC Filings. Monaker is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person. There are no financial or contractual obligations (including any obligations to issue capital stock or other securities) executory after the Closing Date. Monaker shall not have more than $4.2 million of Liabilities at Closing, which amount shall not include funds advanced/loaned to Monaker under the HotPlay Share Exchange Agreement prior to Closing.

Section 5.25       Investment Company. Monaker is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.26       Money Laundering Laws. The operations of Monaker are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no Proceeding involving Monaker with respect to the Money Laundering Laws is pending or, to the knowledge of Monaker, threatened.

Section 5.27       Foreign Corrupt Practices. Neither Monaker, nor, to the Knowledge of Monaker, any director, officer, agent, employee or other Person acting on behalf of Monaker has, in the course of its actions for, or on behalf of, Monaker (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 5.28       Absence of Certain Changes or Events. Except as set forth in the SEC Reports, from the Monaker Most Recent Fiscal Year End (a) Monaker has conducted its business only in Ordinary Course of Business; (b) there has not been any change in the assets, Liabilities, financial condition or operating results of Monaker, except changes in the Ordinary Course of Business that have not caused, in the aggregate, a Material Adverse Effect on Monaker; and (c) Monaker has not completed or undertaken any of the actions set forth in Section 6.2. Monaker has not taken any steps to seek protection pursuant to any Law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Monaker have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

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Section 5.29       Undisclosed Events. No event, Liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Monaker, or its businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by Monaker under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Monaker of its common stock and which has not been publicly announced or will not be publicly announced in a Current Report on Form 8-K filed by Monaker filed within four (4) Business Days after the Closing.

Section 5.30       Insurance. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Monaker, (a) Monaker and its subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Monaker reasonably has determined to be prudent and consistent with industry practice, and Monaker and its subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Monaker and its subsidiaries, Monaker or its relevant subsidiary is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by Monaker or its subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither Monaker nor its subsidiaries has received notice of any threatened termination of, material premium increase with respect to, or material alteration of coverage under, any insurance policies.

Section 5.31       Disclosure. All documents and other papers delivered or made available by or on behalf of Monaker in connection with this Agreement are true, complete, correct and authentic in all material respects. No representation or warranty of Monaker contained in this Agreement and no statement or disclosure made by or on behalf of Monaker to Stockholders or Axion Creditors pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

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ARTICLE VI.
CONDUCT PRIOR TO CLOSING

Section 6.1       Conduct of Business. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Monaker shall (a) carry on its businesses diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, except as set forth in Section 6.2 of the Monaker Disclosure Schedule; (b) pay or perform its material obligations when due; (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings; and (d) keep its business and properties substantially intact, including their present operations, physical facilities and working conditions. In furtherance of the foregoing and subject to applicable Law, Monaker shall confer with the Axion Creditors, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of Monaker, except as set forth in Section 6.2 of the Monaker Disclosure Schedule. Any of the obligations of Monaker as set forth in this Section 6.1 may be waived with the written consent of the Axion Creditors.

Section 6.2       Restrictions on Conduct of Business. Without limiting the generality of the terms of Section 6.1 hereof, except as required by the terms hereof, except as to Monaker, as set forth in Section 6.2 of the Monaker Disclosure Schedule, and except as otherwise consented to in writing by Axion Creditors, which shall not be unreasonably withheld, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Monaker shall not do any of the following, except as contemplated in this Agreement or the HotPlay Share Exchange Agreement:

(a)       except as required by applicable Law, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)       enter into any partnership arrangements, joint development agreements or strategic alliances, other than in the Ordinary Course of Business;

(c)       increase the compensation or fringe benefits of, or pay any bonuses or special awards to, any present or former director, officer, stockholder or employee of Monaker (except for increases in salary or wages in the Ordinary Course of Business) or increase any fees to any independent contractors; (ii) grant any severance or termination pay to any present or former director, officer or employee of Monaker; (iii) enter into, amend or terminate any employment Contract, independent contractor agreement or collective bargaining agreement, written or oral; or (iv) establish, adopt, enter into, amend or terminate any bonus, profit sharing, incentive, severance, or other plan, agreement, program, policy, trust, fund or other arrangement that would be an employee benefit plan if it were in existence as of the date of this Agreement, except as required by applicable Law;

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(d)       except as contemplated by this Agreement, approved by the Axion Creditors, or pursuant to agreements in place at the time this Agreement is entered into, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker, or enter into other Contracts or commitments of any character obligating it to issue any such shares of capital stock of Monaker or securities convertible into, or exercisable or exchangeable for, shares of capital stock of Monaker;

(e)       cause, permit or propose any amendments to any Monaker Organizational Documents;

(f)       acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, joint venture, association, business trust or other business enterprise or entity, or otherwise acquire or agree to acquire any assets other than in the Ordinary Course of Business;

(g)       adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

(h)       except as required by applicable Law, adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment Contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the Ordinary Course of Business with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee other than in the Ordinary Course of Business, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its officers;

(i)       except in the Ordinary Course of Business, modify, amend or terminate any Contract to which Monaker is a party, or waive, delay the exercise of, release or assign any rights or claims thereunder;

(j)       sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets, except in the Ordinary Course of Business;

(k)       (i) incur any Indebtedness or guarantee any such Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Monaker, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for endorsements and guarantees for collection, short-term borrowings and lease obligations, in each case incurred in the Ordinary Course of Business; or (ii) make any loans, advances or capital contributions to, or investment in, any other Person;

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(l)       pay, discharge or satisfy any claims (including claims of stockholders), Liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of liabilities or obligations in the Ordinary Course of Business or in accordance with their terms as in effect on the date hereof, or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing License, Contract or other document, other than in the Ordinary Course of Business;

(m)       change any financial reporting or accounting principle, methods or practices used by it unless otherwise required by applicable Law or GAAP;

(n)       settle or compromise any litigation (whether or not commenced prior to the date of this Agreement);

(o)       (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of capital stock of Monaker or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(p)       enter into any transaction with any of its directors, officers, stockholders, or other Affiliates;

(q)       make any capital expenditure in excess of $100,000, which shall exclude any acquisitions or legal matters;

(r)       (i) grant any license or sublicense of any rights under or with respect to any Intellectual Property; (ii) dispose of or let lapse and Intellectual Property, or any application for the foregoing, or any license, permit or authorization to use any Intellectual Property; or (iii) amend, terminate any other Contract, license or permit to which Monaker is a party;

(s)       make, or permit to be made, without the prior written consent of the other Party any material Tax election which would affect Monaker; or

(t)       commit to or otherwise to take any of the actions described in this Section 6.2.

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ARTICLE VII.
ADDITIONAL AGREEMENTS

Section 7.1       Access to Information. Monaker shall afford Stockholders and Axion Creditors, their accountants, counsel and other representatives, reasonable access, during normal business hours, to the properties, books, records and personnel of such Party at any time prior to the Closing in order to enable Stockholders and Axion Creditors to obtain all information concerning the business, assets and properties, results of operations and personnel of Monaker as Stockholders and Axion Creditors may reasonably request. No information obtained in the foregoing investigation by a Party pursuant to this Section 7.1 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated hereby.

Section 7.2       Legal Requirements. The Parties shall take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including, without limitation, furnishing all information required in connection with approvals of or filings with any Governmental Authority, and prompt resolution of any litigation prompted hereby), and shall promptly cooperate with, and furnish information to, the other Parties to the extent necessary in connection with any such requirements imposed upon any of them in connection with the consummation of the transactions contemplated by this Agreement.

Section 7.3       Notification of Certain Matters. Stockholders and Axion Creditors shall give prompt notice to Monaker, and Monaker shall give prompt notice to the Stockholders and Axion Creditors, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate at the Closing, such that the conditions set forth in Article IX hereof, as the case may be, would not be satisfied or fulfilled as a result thereof; or (b) any material failure of any Stockholders or Axion Creditors or Monaker, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section 7.3 shall not limit or otherwise affect the rights and remedies available hereunder to the Party receiving such notice.

Section 7.4       Acquisition Proposals.

(a)       From the date of this Agreement until the Closing Date or, if earlier, the termination of this Agreement, neither Monaker nor any representative of Monaker will, directly or indirectly: (i) solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any Competing Transaction Proposal from any Person other than Stockholders and Axion Creditors and HotPlay, or the stockholders of HotPlay (a “Third Party”) or take any action that could reasonably be expected to lead to a Competing Transaction Proposal; (ii) furnish any information regarding Monaker to any Third Party in connection with or in response to a Competing Transaction Proposal or an inquiry or indication of interest; (iii) engage in or continue any discussions or negotiations with any Third Party with respect to any Competing Transaction Proposal; (iv) approve, endorse or recommend any Competing Transaction Proposal; or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Competing Transaction Proposal.

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(b)       Concurrently with the execution of this Agreement, Monaker shall (i) immediately cease and cause to be terminated any existing discussions with any Person that relate to any Competing Transaction Proposal; and (ii) cause any physical or virtual data room containing any such information to no longer be accessible to or by any Person other than Stockholders and Axion Creditors and their respective representatives.

Section 7.5        Updates to Disclosure Schedule. The Parties shall supplement their respective Disclosure Schedules prior to the Closing by delivery to the other Parties, at least five (5) days prior to the Closing Date of any such supplement (a “Disclosure Supplement”). Each Disclosure Supplement shall be in writing and shall be delivered in accordance with this Agreement. Unless the existence of any matter set forth in any such Disclosure Supplement which was not disclosed at the time of the signing of this Agreement (a “New Matter”) would have a Material Adverse Effect, the Disclosure Schedule referred to herein shall be deemed amended and supplemented as of the Closing Date by all information including, without limitation, any New Matter set forth in any Disclosure Supplement and the warranties and representations of the Parties herein shall be deemed amended) and supplemented by all such information set forth in each Disclosure Supplement. In such event all references to Disclosure Schedule shall include all Disclosure Supplements. To the extent that the existence of any New Matter would have a Material Adverse Effect, the Parties, as applicable, shall have the right hereunder (a) to terminate this Agreement by written notice pursuant to Sections 10.1(f) or 10.1(g), as applicable, within five (5) days after receipt of the Disclosure Supplement which includes the New Matter, but prior to the Closing or (b) to consummate the transactions contemplated hereby.

Section 7.6      Subsequently Delivered Disclosure Schedule. Stockholders and Axion Creditors agree and acknowledge that Monaker has delivered the Monaker Disclosure Schedule as of the Parties’ entry into this Agreement. Monaker acknowledges that Stockholders and Axion Creditors have not delivered their full Disclosure Schedules as of the date of this Agreement. Stockholders and Axion Creditors shall deliver to Monaker a true, accurate and complete copies of the full Stockholders Disclosure Schedule and Axion Creditor Disclosure Schedule as required pursuant to the introductory paragraph of Articles III and IV above within ten (10) days of the date of this Agreement (the “Subsequently Delivered Disclosure Schedule”). Within five (5) Business Days following such delivery, Monaker shall provide Stockholders and Axion Creditors with written notice (the “Initial Disclosure Objection Notice”) of any concerns or objections to any matters disclosed in the Subsequently Delivered Disclosure Schedule, including anything which (A) has, or could reasonably be expected to have, a Material Adverse Effect with respect to Axion, (B) results in any representation, warranty or covenant made herein by Stockholders or Axion Creditors being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to Stockholders, Axion or Axion Creditors (or their financial statements, liabilities, agreements, litigation, assets, operations or prospects) which has been provided by Stockholders or Axion Creditors, or their representatives, to Monaker or its representatives, prior to the date of this Agreement, or (D) materially affects the ability of Stockholders or Axion Creditors to complete the transactions contemplated herein. Upon receipt of an Initial Disclosure Objection Notice, the Parties shall negotiate in good faith to resolve those matters raised in the Initial Disclosure Objection Notice, including amendments to this Agreement as agreed to and to the extent warranted and deemed necessary by Monaker. If, after good faith negotiations, the Parties are unable to resolve those matters raised in the Initial Disclosure Objection Notice no later than twenty (20) days from the Initial Disclosure Objection Notice (the “Disclosure Schedule Cure Period”), this Agreement may be terminated by Monaker as set forth in Section 10.1(g) hereof. If Monaker does not provide an Initial Disclosure Objection Notice within five (5) Business Days of the receipt of the Subsequently Delivered Disclosure Schedule, Monaker will be deemed to have waived any objection to that specific matter disclosed in the Subsequently Delivered Disclosure Schedule, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date.

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ARTICLE VIII.
POST CLOSING COVENANTS

Section 8.1       General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.

Section 8.2       Public Announcements. Monaker shall file with the SEC a Form 8-K, describing the material terms of the transactions contemplated hereby as soon as practicable after the date of this Agreement, but in no event more than four (4) business days following the date hereof. Prior to the Closing Date, Monaker, Stockholders and Axion Creditors (each a “Material Party”) shall consult with each other in issuing the Form 8-K and any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and no Party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other Material Parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by Law, in which case the disclosing Party shall provide the other Material Parties with prior notice of no less than three (3) calendar days, of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reason incorporated into such public statement, filing or other communication the reasonable comments of the other Material Parties.

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Section 8.3       Monaker Stockholders’ Meeting.

(a)       Monaker shall take all action necessary and within its powers under applicable law to call, give notice of and hold a meeting (such meeting, the “Stockholders’ Meeting”) of the holders of Monaker Common Stock to vote on, among other things, (i) the issuance of the shares of Monaker Common Stock upon conversion of the Monaker Shares and Monaker Creditor Warrants, and (ii) the Charter Amendments (collectively, the “Stockholder Approval Matters”). The Stockholders’ Meeting shall be held as promptly as practicable after the Clearance Date and the mailing of the Proxy Statement to Monaker’s stockholders. Monaker shall utilize commercially reasonable best efforts to ensure that all proxies solicited in connection with the Stockholders’ Meeting are solicited in compliance with all applicable laws.

(b)        Monaker agrees that, subject to Section 8.3(c): (i) the Board of Directors of Monaker shall recommend that the holders of Monaker Common Stock vote to approve the Stockholder Approval Matters and shall use commercially reasonable efforts to promptly solicit such approval, (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of Monaker recommends that Monaker’s stockholders vote to approve the Stockholder Approval Matters (the recommendation of the Board of Directors of Monaker that Monaker’s stockholders vote to approve the Stockholder Approval Matters being referred to as the “Board Recommendation”); and (iii) the Board Recommendation shall not be withdrawn or modified in a manner adverse to Monaker, and no resolution by the Board of Directors of Monaker or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to Monaker shall be adopted or proposed.

(c)        Notwithstanding anything to the contrary contained herein, at any time prior to the approval of the Stockholder Approval Matters by Monaker’s stockholders, the Board of Directors of Monaker may withhold, amend, withdraw or modify the Board Recommendation in a manner adverse to the Stockholders if, but only if the Board of Directors of Monaker determines in good faith, based on such matters as it deems relevant following consultation with its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would result in a breach of its fiduciary duties under applicable law; provided, that the Stockholders and Axion Creditors receive written notice from Monaker confirming that the Board of Directors of Monaker has determined to change its recommendation at least two (2) Business Days in advance of the Board Recommendation being withdrawn, withheld, amended or modified in a manner adverse to Monaker (the “Right to Withdraw the Recommendation”). In any instance where the Board of Directors of Monaker exercises its Right to Withdraw the Recommendation, Red Anchor, with the consent of the Required Stockholders, will have the option to terminate this Agreement.

(d)        Monaker’s obligation to call, give notice of and hold the Stockholders’ Meeting in accordance with Section 8.3(a) shall not be limited or otherwise affected by any withdrawal or modification of the Board Recommendation.

(e)        Nothing contained in this Agreement shall prohibit Monaker or its Board of Directors from complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided, however, that any disclosure made by Monaker or its Board of Directors pursuant to Rules 14d-9 and 14e-2(a) shall be limited to a statement that Monaker is unable to take a position with respect to the bidder’s tender offer unless the Board of Directors of Monaker determines in good faith, after consultation with its outside legal counsel, that such statement would result in a breach of its fiduciary duties under applicable law. Monaker shall not withdraw or modify in a manner adverse to Monaker or the Stockholders, the Board Recommendation, unless specifically permitted pursuant to the terms of Section 8.3(c).

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Section 8.4        Proxy Statement; Listing.

(a)        As promptly as practicable after the Closing Date, the Parties hereto shall prepare and Monaker shall cause to be filed with the SEC, promptly after the financial statements of Axion (to the extent required)(and to the further extent required, Axion) have been provided to Monaker by the Stockholders and Axion Creditors, which conform to the requirements of Regulation S-X (for filing in the Proxy Statement), the Proxy Statement. Monaker shall use commercially reasonable best efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and the Principal Market, to respond promptly to any comments of the SEC or the Principal Market or their respective staff and to clear comments, if any, on the Proxy Statement as promptly as practicable after it is filed with the SEC. Monaker shall also use commercially reasonable efforts to cause the Proxy Statement to be mailed to the stockholders of Monaker as promptly as practicable after the Clearance Date. If at any time prior to the Closing Date any event shall occur that should be set forth in an amendment of or a supplement to the Proxy Statement, Monaker shall prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Monaker shall use commercially reasonable efforts to cause the Proxy Statement to clear comments with the SEC.

(b)        Each of the Stockholders and Axion Creditors, individually, shall reasonably cooperate with Monaker and promptly provide, and require its representatives, advisors, accountants and attorneys to promptly provide, Monaker and its representatives, advisors, accountants and attorneys, with all such information regarding such party as is required by law to be included in the Proxy Statement or reasonably requested from Monaker to be included in the Proxy Statement. The Axion Creditors and their representatives will be given a reasonable opportunity to be involved in the drafting of the Proxy Statement and any amendment or supplement thereto and any such correspondence prior to its filing with the SEC. Following the Clearance Date, Monaker shall use its commercially reasonable best efforts to file any amendments or supplements to the Proxy Statement required by applicable law.

(c)        Monaker will use its commercially reasonable best efforts to cause the Monaker Shares to be issued in connection with the Share Exchange, to be approved for listing on the Principal Market and to continue to trade on the Principal Market following the Closing and the approval of the Stockholder Matters.

(d)        Except as required by law or as Monaker and Required Stockholders may mutually agree, Monaker shall not adjourn or postpone the Stockholders’ Meeting beyond the date on which the Stockholders’ Meeting was (or was required to be) originally scheduled; provided that Monaker shall be permitted to adjourn or postpone the Stockholders’ Meeting if as of the time for which such meeting is originally scheduled there are insufficient shares of Monaker Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting.

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(e)       The Proxy Statement shall include the information required by Rule 14f-1 of the Exchange Act.

ARTICLE IX.
CONDITIONS TO CLOSING

Section 9.1       Conditions to Closing.

(a)       Conditions to Obligation of the Parties Generally. The Parties shall not be obligated to consummate the transactions to be performed by each of them in connection with the Closing if, on the Closing Date, (i) any Action shall be pending or threatened before any Governmental Authority wherein an Order or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; (ii) any Law or Order which would have any of the foregoing effects shall have been enacted or promulgated by any Governmental Authority; or (iii) there is no consummation of all required definitive instruments and agreements, including, but not limited to, this Agreement.

(b)       [Intentionally removed].

(c)       [Intentionally removed].

(d)       [Intentionally removed].

(e)       [Intentionally removed].

Section 9.2       Conditions to Obligation of Stockholders and Axion Creditors. The obligations of Stockholders and Axion Creditors to close the transactions contemplated herein and perform their respective obligations under this Agreement are subject, at the option of Stockholders and Axion Creditors, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Stockholders and Axion Creditors in writing:

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(a)       The representations and warranties of Monaker set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

(b)       Monaker shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(c)       No action, suit, or proceeding shall be pending or, to the Knowledge of Monaker, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Stockholders to own the Monaker Shares; or (ii) affect adversely the right of Monaker to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

(d)       No event, change or development shall exist or shall have occurred since Monaker’s Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on Monaker;

(e)       All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by Monaker for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by Monaker and Monaker shall have delivered proof of same to Stockholders and Axion Creditors;

(f)       Monaker shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date;

(g)       Monaker shall have maintained its status as a company whose common stock is quoted on the Principal Market, and no reason shall exist as to why such status shall not continue immediately following the Closing;

(h)       Trading in the Monaker Common Stock shall not have been suspended by the SEC or any regulatory body at any time since the date of execution of this Agreement;

(i)       Monaker shall have delivered to Stockholders and Axion Creditors a certificate, dated the Closing Date, executed by an officer of Monaker, certifying the satisfaction of the conditions specified in Sections 9.2(a) through 9.2(h), inclusive, relating to Monaker;

(j)       Monaker shall have delivered to Stockholders and Axion Creditors a certificate duly executed by the Secretary of Monaker and dated as of the Closing Date, as to the resolutions as adopted by Monaker’s board of directors, in a form reasonably acceptable to Stockholders and Axion Creditors, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby; and

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(k)       All actions to be taken by Monaker in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to affect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Stockholders and Axion Creditors.

Section 9.3       Conditions to Obligation of Monaker. The obligations of Monaker to close the transactions contemplated hereby and perform its obligations under this Agreement at Closing, are subject, at the option of Monaker, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Monaker in writing:

(a)       The representations and warranties of Stockholders and Axion Creditors set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

(b)       Stockholders and Axion Creditors shall have performed and complied with all of their covenants hereunder in all material respects through the Closing Date;

(c)       No action, suit, or proceeding shall be pending or, to the Knowledge of Monaker, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Stockholders or Axion Creditors to own the Monaker Shares (Cern One to own the Monaker Creditor Warrants); or (ii) affect adversely Monaker’s ability to close the transactions contemplated herein;

(d)       No event, change or development shall exist or shall have occurred since Axion’s most recent fiscal year end that has had or is reasonably likely to have a Material Adverse Effect on Axion;

(e)       All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by Stockholders and Axion Creditors for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by Stockholders and Axion Creditors and Stockholders and Axion Creditors shall have delivered proof of same to Monaker;

(f)       All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by Stockholders and Axion Creditors for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by Stockholders and Axion Creditors shall have delivered proof of same to Monaker;

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(g)       Stockholders and Axion Creditors shall have delivered to Monaker a certificate, dated the Closing Date, executed by an officer of Stockholders and Axion Creditors, certifying the satisfaction of the conditions specified in Sections 9.3(a) through 9.3(f), inclusive, relating to Stockholders and Axion Creditors;

(h)       Stockholders and Axion Creditors shall have delivered to Monaker a certificate duly executed by the Secretary of Stockholders and Axion Creditors and dated as of the Closing Date, as to the resolutions as adopted by Stockholders and Axion Creditors’ board of directors, in a form reasonably acceptable to Monaker, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby; and

(i)       All actions to be taken by Stockholders and Axion Creditors in connection with consummation of the transactions contemplated hereby and all payments, certificates, opinions, instruments, and other documents required to affect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Monaker.

(j)       The Axion Creditors shall have delivered to Monaker documentation, reasonably acceptable to Monaker, confirming the outstanding Axion Debt, and the assignment of such Axion Debt and Axion Debt Documents to Monaker. The amount of such Axion Debt shall be no less than, or more than, $7,657,024, unless otherwise agreed to by Monaker in writing.

(k)       The Transferred Shares shall represent no less than 30% of Axion’s outstanding shares of capital stock at Closing.

ARTICLE X.
TERMINATION

Section 10.1       Grounds for Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(a)       by the written agreement of Monaker, Stockholders and Axion Creditors;

(b)       by Stockholders and Axion Creditors (by written notice of termination from Stockholders and Axion Creditors to Monaker, in which reference is made to this subsection) if the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of Stockholders or Axion Creditors to perform any material obligation to be performed by Stockholders and Axion Creditors pursuant to this Agreement at or prior to the Closing;

Amended and Restated Share Exchange Agreement	43 | Page

(c)       by Monaker (by written notice of termination from Monaker to Stockholders and Axion Creditors, in which reference is made to this subsection) if either (i) Monaker terminates the HotPlay Share Exchange Agreement pursuant to its terms prior to Closing; or (ii) the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred by such Termination Date is attributable to a failure on the part of Monaker to perform any material obligation required to be performed by Monaker pursuant to this Agreement at or prior to the Closing;

(d)       by Monaker or Stockholders and Axion Creditors (by written notice of termination from such Party to the other Party) if a Governmental Authority of competent jurisdiction shall have issued a final non-appealable Order, or shall have taken any other action having the effect of, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; provided, however, that the right to terminate this Agreement under this Section 10.1(d) shall not be available to a Party if such Order was primarily due to the failure of such Party to perform any of its obligations under this Agreement;

(e)       by Monaker, Stockholders or the Axion Creditors (by written notice of termination from such Party to the other Parties) if any event shall occur after the date hereof that shall have made it impossible to satisfy a condition precedent to the terminating Party’s obligations to perform its obligations hereunder (including, but not limited to any termination of the Axion Share Exchange Agreement), unless the occurrence of such event shall be due to the failure of the terminating Party to perform or comply with any of the agreements, covenants or conditions hereof to be performed or complied with by such Party at or prior to the Closing;

(f)       by Stockholders or the Axion Creditors (by written notice of termination from Stockholders to Monaker, in which reference is made to this subsection) if, (i) since the date of this Agreement, there shall have occurred any Material Adverse Effect on Monaker, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to Monaker;

(g)        by Monaker (by written notice of termination from Monaker to Stockholders and Axion Creditors, in which reference is made to this subsection) if, (i) since the date of this Agreement, there shall have occurred any Material Adverse Effect Axion, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to Axion; or (ii) the Subsequently Delivered Disclosure Schedules disclose anything which (A) has, or could reasonably be expected to have, a Material Adverse Effect with respect to Axion, (B) results in any representation, warranty or covenant made herein by Stockholders or Axion Creditors being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to Stockholders, Axion or Axion Creditors (or their financial statements, liabilities, agreements, litigation, assets, operations or prospects) which has been provided by Stockholders or Axion Creditors, or their representatives, to Monaker or its representatives, prior to the date of this Agreement, or (D) materially affects the ability of Stockholders or Axion Creditors to complete the transactions contemplated herein;

Amended and Restated Share Exchange Agreement	44 | Page

(h)       by Stockholders and Axion Creditors (by written notice of termination from Stockholders and Axion Creditors to Monaker, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of Monaker’s representations and warranties shall have been materially inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.2(a) would not be satisfied and such inaccuracy has not been cured by Monaker within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, (ii) any of Monaker’s covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 9.2(b) would not be satisfied; or

(i)       by Monaker (by written notice of termination from Monaker to Stockholders and Axion Creditors and the Axion Creditors, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of Stockholders’ or Axion Creditors’ representations and warranties shall have been materially inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.3(a) would not be satisfied and such inaccuracy has not been cured by Stockholders or Axion Creditors within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given; or (ii) any of Stockholders’ and Axion Creditors’ covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 9.3(b) would not be satisfied.

Section 10.2       Procedure and Effect of Termination. In the event of the termination of this Agreement by Monaker, Stockholders or the Axion Creditors pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other two Parties. If this Agreement is terminated as provided herein (a) each Party will redeliver all documents, work papers and other material of any other Party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the Party furnishing the same; provided, that each Party may retain one copy of all such documents for archival purposes in the custody of its outside counsel; and (b) all filings, applications and other submission made by any Party to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable, be withdrawn by such Party from such Person.

Section 10.3       Effect of Termination. If this Agreement is terminated pursuant to Section 10.1 hereof, this Agreement shall become void and of no further force and effect, except for the provisions of (a) Article XI; (b) Sections 3.6, 4.8 and 5.10 hereof relating to brokers’ fees or commissions; and (iv) Section 10.2 and this Section 10.3.

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ARTICLE XI.
SURVIVAL; INDEMNIFICATION

Section 11.1       Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing, and for a period of one (1) year, after which they shall be of no further force and effect. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

Section 11.2       Indemnification.

(a)       From and after the execution of this Agreement, Monaker shall indemnify and hold harmless the Stockholders and Axion Creditors Indemnified Parties, from and against any all costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement (collectively, “Damages”) arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by Monaker in this Agreement or any Transaction Document or in any certificate delivered by Monaker pursuant to this Agreement; or (ii) any breach (or alleged breach) by Monaker of any covenant or obligation of Monaker in this Agreement or any Transaction Document required to be performed by Monaker on or prior to the Closing Date or by Monaker after the Closing Date.

(b)        From and after the execution of this Agreement, Stockholders and Axion Creditors, severally and not jointly, shall indemnify and hold harmless the Monaker Indemnified Parties, from and against any all Damages arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by Stockholders and Axion Creditors in this Agreement or any Transaction Document or in any certificate delivered by Stockholders or Axion Creditors pursuant to this Agreement; or (ii) any breach (or alleged breach) by Stockholders or Axion Creditors of any covenant or obligation of Stockholders or Axion Creditors or the Stockholders in this Agreement or any Transaction Document required to be performed by Stockholders or Axion Creditors on or prior to the Closing Date or Stockholders or Axion Creditors after the Closing Date.

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Section 11.3       Matters Involving Third Parties. Promptly after the assertion of any claim by a third party or occurrence of any event which may give rise to a claim for indemnification from an indemnifying party (“Indemnifying Party”) under this Article XI, an indemnified party (“Indemnified Party”) shall notify the Indemnitor in writing of such claim. The Indemnitor shall have the right to assume the control and defense of any such action (including, but without limitation, tax audits), provided that the Indemnitee may participate in the defense of such action subject to the Indemnitor’s reasonable direction and at Indemnitee’s sole cost and expense. The party contesting any such claim shall be furnished all reasonable assistance in connection therewith by the other party and be given full access to all information relevant thereto. In no event shall any such claim be settled without the Indemnitor’s consent.

Section 11.4       Exclusive Remedy. The Parties acknowledge and agree that the indemnification provisions in this Article XI shall be the exclusive remedies of the Parties with respect to the transactions contemplated by this Agreement, other than for fraud and willful misconduct.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

Section 12.1       Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

Section 12.2       Confidentiality.

(a)         The Parties will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another Person in connection with this Agreement or the transactions contemplated by this Agreement, unless (i) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party; (ii) the use of such information is necessary or appropriate in making any required filing with the SEC, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement; or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

(b)         In the event that any Party is required to disclose any information of another Person pursuant to clause (ii) or (iii) of Section 12.2(a) above, the Party requested or required to make the disclosure (the “disclosing party”) shall provide the Person that provided such information (the “providing party”) with prompt notice of any such requirement so that the providing party may seek a protective Order or other appropriate remedy and/or waive compliance with the provisions of this Section 12.2. If, in the absence of a protective Order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party’s information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party’s information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective Order or other relief assurance that confidential treatment will be accorded the providing party’s information.

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(c)         If the transactions contemplated by this Agreement are not consummated, each Party will return or destroy all of such written information each party has regarding the other Parties, subject to customary backup and related procedures relating to such information.

Section 12.3       Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 12.3, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 12.3, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or parties at the address specified below, subject to notice of changes thereof from any party with at least ten (10) business days’ notice to the other parties. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 12.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following physical and email addresses as applicable:

If to Monaker to:	2893 Executive Park Dr., Suite 201

Weston, Florida 33331

Attention: Bill Kerby, CEO

Email: bkerby@monakergroup.com

If to Axion Creditors or

the Stockholders to:	3215 S. Ocean Blvd., Apt 3

Highland Beach, FL 33487

Attention: J. Todd Bonner

Email: bantau@protonmail.com

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or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Section 12.4       Further Assurances. The Parties agree (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Section 12.5       Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Section 12.6       Entire Agreement and Modification. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Party against whom the enforcement of such amendment is sought.

Section 12.7       Assignments, Successors, and No Third-Party Rights. No Party may assign any of its rights under this Agreement without the prior consent of the other Parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Except as set forth in Article XI hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 12.8       Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

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Section 12.9       Section Headings. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement, unless the context indicates otherwise.

Section 12.10       Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, the word “including” shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

Section 12.11       Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, electronic delivery, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic copy, or “.pdf” signature page were an original thereof.

Section 12.12       Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the U.S. or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 12.13 below), in addition to any other remedy to which they may be entitled, at Law or in equity.

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Section 12.13       Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida, without regard to conflicts of Laws principles. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Broward County, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 12.3. Nothing in this Section 12.13, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 12.14       Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.15       Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

MONAKER:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby
Name:	William Kerby
Title:	CEO

STOCKHOLDERS:

Uniq Ventures

By:	/s/ Michael John Fawdry
Name:	Michael John Fawdry
Title:	Sole Director

Uniq Other Vendors

By:	/s/ Michael John Fawdry
Name:	Michael John Fawdry
Title:	Sole Director

Cern One Limited

By:	/s/ Nithinan Boonyawattanapisut
Name:	Nithinan Boonyawattanapisut
Title:	Sole Director

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CC Asia Pacific Ventures Ltd.

By:	/s/ Chen Chung Hong
Name:	Chen Chung Hong
Title:	Managing Partner

/s/Michael Bonner
Michael Bonner, an individual

AXION CREDITORS:

/s/ Nithinan Boonyawattanapisut
Nithinan Boonyawattanapisut, an individual

/s/ John Todd Bonner
John Todd Bonner, an individual

Red Anchor Trading Corporation

By:	/s/ Nithinan Boonyawattanapisut
Name:	Nithinan Boonyawattanapisut
Title:	Authorized Director

Cern One Limited

By:	/s/ Nithinan Boonyawattanapisut
Name:	Nithinan Boonyawattanapisut
Title:	Sole Director

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SCHEDULE 1.1

Stockholder	Number of Axion Shares Exchanging
Uniq Ventures	23,585,984
Uniq Other Vendors	11,102,114
Cern One Limited	18,167,682
CC Asia Pacific Ventures Ltd.	14,197,708
Michael Bonner	4,939,870

Axion Creditors	Amount of Debt being Exchanged
Cern One	$1,000,000
Cern One	$73,000
Cern One	$800,000
Cern One	$140,000
Red Anchor Trading Corp. Limited	$4,960,561
Nithinan Boonyawattanapisut	$628,462
John Todd Bonner	$55,000

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EXHIBIT A

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: A-1	Number of Shares: 1,914,250
Warrant Date: ____________, 2020

MONAKER GROUP, INC.
COMMON STOCK PURCHASE WARRANT

1.            Issuance. For value received, the receipt of which is hereby acknowledged by Monaker Group, Inc., a Nevada corporation (the “Company”), Cern One Limited, or registered assigns (the “Holder”), is hereby granted the right to purchase, at any time after the Vesting Date, and until the close of business on the second anniversary of the Vesting Date (the “Expiration Date”), 1,914,250, subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), at an exercise price of $2.00 per share (the “Exercise Price”). The “Vesting Date” shall be the later of (i) the Approval Date; and (ii) the earlier of (a) the date that the Axion Debt (as such term is defined in the Amended and Restated Share Exchange Agreement which this Common Stock Purchase Warrant forms Exhibit A to, as amended from time to time (the “Exchange Agreement”), by and between Monaker Group, Inc., and certain stockholders and creditors of Axion Ventures, Inc. (“Axion”)) is fully repaid, provided that such Axion Debt is fully paid within twelve (12) months of the Warrant Date above; and (b) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such rights are obtained within twelve (12) months of the Warrant Date above. “Approval Date” is defined in that certain designation of the Series B Convertible Preferred Stock of the Company filed with the Secretary of State of Nevada (as amended from time to time, with the consent of the Holder).

2.            Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with (a) payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, or (b) pursuant to a cashless exercise as descried below in Section 3, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole or in part after the Vesting Date. On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

3.            Cashless Exercise. If at any time the Holder proposes to exercise this Warrant or any portion hereof after the Vesting Date, and the Closing Sales Prices (as defined below) is more than the Exercise Price, then this Warrant may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of shares of Common Stock upon exercise hereof equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the Closing Sales Prices on the five (5) Trading Days immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” (the “Closing Sales Prices”) as set forth in the applicable Exercise Notice;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of the applicable portion of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

For the purposes of this Section 3:

“Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” market maintained by OTC Market Group, in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined in the reasonable discretion of the Board of Directors of the Company.

“Principal Market” means initially The Nasdaq Capital Market, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

4.            No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

5.            Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the “Warrant Shares”). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6.            Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

7.            No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

8.            Effect of Certain Transactions.

8.1       Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

8.2       Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event.

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

9.             Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

10.            Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

 If to the Company, to:

Monaker Group, Inc.

Attn: ______________________
____________________________

___________________________

Email: ______________________

 If to the Holder, to its address appearing on the Company’ records.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

11.            Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

12.             Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Florida or in the federal courts located in Broward County, Florida. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

13.            Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14.            Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

15.            Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

16.             Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of the page intentionally left blank; signature page follows.]

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Date set forth above.

COMPANY: MONAKER GROUP, INC. By: __________________ Name: Bill Kerby Title: CEO HOLDER: CERN ONE LIMTED By: __________________
Name: Nithinan Boonyawattanapisut Title: Sole Director

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant [________] issued by Monaker Group, Inc., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies shall be made as follows (check applicable box):

[ ]	in lawful money of the United States; or

[ ]	]if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 3, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be
registered:___________________________

EXHIBIT B

CERTIFICATE OF DESIGNATION

OF

MONAKER GROUP, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES B CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Monaker Group, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, and pursuant to Section 78.1955 of the NRS, the Board of Directors, by unanimous written consent of all members of the Board of Directors on November 12, 2020, duly adopted a resolution providing for the issuance of a series of Ten Million (10,000,000) shares of Series B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.00001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series B Preferred Stock”; and

FURTHER RESOLVED, that the Series B Preferred Stock shall consist of Ten Million (10,000,000) shares; and

FURTHER RESOLVED, that the Series B Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”):

1.            Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1       “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any governmental authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such governmental authority), as interpreted and enforced at the time in question, including, but not limited to the NRS.

1.2       “Approval Date” means the later of (a) the fifth (5th) Business Day after the date that all of the requirements of Shareholder Approval are met; (b) the Business Day that the Corporation has affected a reverse stock split of its outstanding Common Stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest in writing prior to the date of Shareholder Approval; (c) the date that NASDAQ has approved the continued listing of the Corporation’s Common Stock on NASDAQ following the HotPlay Combination; and (d) the HotPlay Closing.

1.3       “Axion Creditors” mean those certain debt holders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange certain debt owed to such debt holders by Axion for (a) shares of Series B Preferred Stock; and (b) the Warrants, pursuant to the Share Exchange Agreement.

1.4       “Axion Stockholders” mean those certain stockholders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange Common Shares of Axion for shares of Series B Preferred Stock pursuant to the Share Exchange Agreement.

1.5       “Axion” means Axion Ventures, Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV”.

1.6       “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Weston, Florida.

1.7       “Cern One” means Cern One Limited, which is an Axion Stockholder and Axion Creditor.

1.8       “Closing Date” means the ‘Closing Date’ as defined in the Share Exchange Agreement.

1.9       “Closing of the Share Exchange Agreement” means the ‘Closing’ as defined in the Share Exchange Agreement.

1.10       “Common Stock” means the common stock, $0.00001 par value per share of the Corporation.

1.11       “Conversion Percentage” means 14.68%.

1.12       “Conversion Rate” shall equal (i) (a) the Conversion Percentage; multiplied by, (b) the Post-Closing Capitalization of Monaker, rounded up to the nearest thousandths place (X.XXX), minus the Creditor Shares and Creditor Warrants Shares, divided by (ii) the total number of Outstanding Series B Preferred Stock Shares.

Monaker Group, Inc.: Certificate of Designation of Series B Convertible Preferred Stock	Page 2

1.13       “Corporation” has the meaning given to such term in the introductory paragraph hereof.

1.14       “Creditor Shares” mean those shares of Common Stock as are issuable upon conversion of the outstanding shares of Series C Preferred Stock.

1.15       “Creditor Warrant Shares” means that number of shares of Common Stock as are issuable upon conversion of the Warrants.

1.16       “Distribution” means the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right or obligation of said repurchase, (ii) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) other repurchases and redemptions allowed pursuant to the terms of this Designation, or (iv) any other repurchases or redemptions of capital stock of the Corporation approved by a Majority In Interest.

1.17       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.18       “Holder” means the person or entity in which the Series B Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series B Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such Preferred Stock Shares are legally transferred.

1.19       “HotPlay Closing” means the ‘Closing Date’ as defined in the HotPlay Share Exchange Agreement.

1.20       “HotPlay Combination” means the acquisition of HotPlay by the Corporation pursuant to the HotPlay Share Exchange Agreement.

1.21       “HotPlay Share Exchange Agreement” means that certain Share Exchange Agreement dated November 12, 2020, by and between the Corporation, HotPlay and the stockholders of HotPlay, as amended, modified and restated from time to time.

1.22       “HotPlay Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the HotPlay Share Exchange Agreement; and (b) the issuance of shares of Common Stock pursuant to the HotPlay Share Exchange Agreement; and (ii) such other terms and conditions of the HotPlay Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

Monaker Group, Inc.: Certificate of Designation of Series B Convertible Preferred Stock	Page 3

1.23       “HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands company.

1.24       “Junior Securities” means each class of capital stock or series of preferred stock of the Corporation other than the Common Stock and Series B Preferred Stock in existence on or established after the Original Issue Date, which is junior to the Series B Preferred Stock in connection with distributions upon liquidation.

1.25       “Liquidation Preference” means $0.9272121 per share.

1.26       “Majority In Interest” means Holders holding a majority of the then aggregate shares of Series B Preferred Stock issued and outstanding.

1.27       “NASDAQ” means The NASDAQ Capital Market.

1.28       “Original Issue Date” means the Closing Date.

1.29       “Original Issue Price” means the Liquidation Preference.

1.30       “Outstanding Series B Preferred Stock Shares” means the total number of shares of Series B Preferred Stock issued on the Original Issue Date.

1.31       “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or group.

1.32       “Post-Closing Capitalization of Monaker” means the outstanding shares of Common Stock following the HotPlay Closing (and the issuance of shares of Common Stock in connection therewith), which is calculated by dividing (a) the total number of shares of Common Stock outstanding immediately prior to the HotPlay Closing, by (b) 17.45%, rounded up to the nearest whole share.

1.33       “Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series B Preferred Stock shares.

1.34       “Principal Market” means initially NASDAQ, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

Monaker Group, Inc.: Certificate of Designation of Series B Convertible Preferred Stock	Page 4

1.35       “Recapitalization” means any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.1 through 5.3.

1.36       “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)): “The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

1.37       “SEC” means the Securities and Exchange Commission.

1.38       “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.39       “Senior Securities” means the Corporation’s capital leases as may be in place from time to time; and any other senior debt, equity or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Closing Date, or which the Corporation may agree in the future to provide priority security interests to, priority right in liquidation, or priority voting rights to, which shall not require notice to, or the approval and/or consent of the Holders.

1.40       “Series C Preferred Stock” means the Series C Convertible Preferred Stock of the Company, as amended from time to time.

1.41       “Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement dated November 12, 2020, by and between the Corporation, the Axion Stockholders and the Axion Creditors, as amended, modified and restated from time to time.

1.42       “Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the Share Exchange Agreement; and (b) the issuance of shares of Common Stock upon the Conversion of the Series B Preferred Stock and Series C Preferred Stock as provided herein and upon exercise of the Warrants; and (ii) such other terms and conditions hereof or the Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

Monaker Group, Inc.: Certificate of Designation of Series B Convertible Preferred Stock	Page 5

1.43       “Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series B Preferred Stock, but at the option of the Corporation from time to time, may also mean any successor transfer agent which the Corporation may use for its Series B Preferred Stock, including, but not limited to American Stock Transfer & Trust Company, LLC.

1.44       “Warrants” means those certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Corporation which have been granted by the Corporation to Cern One in connection with the Closing of the Share Exchange Agreement.

2.           Dividends.

2.1       Dividends in General. The Series B Preferred Stock shall not accrue any dividends.

2.2       Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

3.           Liquidation Rights.

3.1       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Preferred Stock shall be entitled to receive prior to the holders of the Corporation’s Junior Securities, and pro rata with the holders of the Corporation’s Common Stock and Series C Preferred Stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series B Preferred Stock held by them equal to the Liquidation Preference. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock (i.e., after payment of the Corporation’s liabilities and payment to any holders of the Corporation’s Senior Securities) are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire assets of the Corporation legally available for distribution shall be distributed pro rata among the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section and Applicable Law.

3.2       Remaining Assets. After the payment to the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Junior Securities in proportion to the number of shares of Junior Securities held by them.

Monaker Group, Inc.: Certificate of Designation of Series B Convertible Preferred Stock	Page 6

3.3       Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.            Conversion.

4.1         Conversion. On the Approval Date, each share of Series B Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by multiplying the Series B Preferred Stock shares held by such Holder, by the Conversion Rate (a “Conversion”), with such shares of Common Stock issuable upon conversion of such Series B Preferred Stock on the Approval Date rounded up to the nearest whole share of Common Stock on a per Holder basis (such shares of Common Stock issuable upon a Conversion, the “Shares”).

(a)       Following the Conversion, the Corporation shall promptly issue to each Holder all Shares of Common Stock which such Holder is due in connection with the Conversion (and promptly deliver such Shares to the address of Holder which the Corporation then has on record (a “Delivery”)). The Shares issuable in connection with a Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as Restricted Shares.

(b)       The issuance and Delivery by the Corporation of the Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B Preferred Stock and Preferred Stock Certificates held by a Holder or his, her or its assigns.

(c)       Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (d)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Shares to reflect the cancellation of the Series B Preferred Stock subject to the Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

Monaker Group, Inc.: Certificate of Designation of Series B Convertible Preferred Stock	Page 7

(d)       Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates (or such Series B Preferred Stock shares in book-entry form) hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent, including, but not limited to the delivery to the Corporation of all Preferred Stock Certificates and stock powers with medallion signature guaranty in connection with the Cancellation.

(e)       In the event that the Delivery of any Shares is unsuccessful and/or any Holder fails to accept such Shares, such Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Shares, provided that the Holder’s failure to accept such Shares and/or the Corporation’s inability to Deliver such shares shall in no event effect the validity of the Cancellation.

4.2       Fractional Shares. If any Conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to the Conversion), such fractional share shall be rounded up to the nearest whole share of Common Stock.

4.3       Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.4       No Charge or Payment. The issuance of certificates for shares of Common Stock upon Conversion of the Series B Preferred Stock pursuant to Section 4 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

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4.5       No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of any securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the Holders of Series B Preferred Stock against impairment. Subject to the above noted limitation, nothing in this Section 4.6 shall prohibit the Corporation from amending its Articles of Incorporation, as amended, subject to any restrictions set forth herein, with the requisite consent of its shareholders and the Board of Directors.

4.6       Cap on Shares of Common Stock. Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein, shall not exceed such number of shares of Common Stock that would violate applicable listing rules of NASDAQ in the event the Corporation’s shareholders do not approve the issuance of the Common Stock issuable in connection with a Conversion (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein (the “Share Cap”). In the event the number of shares of Common Stock to be issued hereunder (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ) in connection with a Conversion or otherwise, exceeds the Share Cap, then such shares of Series B Preferred Stock which if converted would result in the Corporation exceeding the Share Cap shall remain outstanding and not be subject to a Conversion, provided that the remaining shares shall be subject to Conversion as provided for herein.

5.            Adjustments For Recapitalizations.

5.1       Equitable Adjustments For Recapitalizations. The (a) Liquidation Preference (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Rate (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization; or (ii) the Board of Directors of the Corporation determine in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations (collectively Sections (c)(i) and (ii), the “Other Equitable Adjustable Provisions”), shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

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5.2       Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3       Adjustments for Subdivisions or Combinations of Series B Preferred Stock. In the event the outstanding shares of Series B Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Series B Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted; provided, however, that the result of any concurrent adjustment in the Common Stock (as provided under Section 5.2) and the Series B Preferred Stock (as provided under Section 5.3) shall only be to affect the equitable adjustable provisions hereof once.

5.4       Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above, if the Common Stock issuable upon Conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series B Preferred Stock shall have the right thereafter to convert such shares of Series B Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon Conversion of such Series B Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

5.5       Other Adjustments. Subject to the prior written consent of a Majority In Interest, the Board of Directors of the Corporation may adjust equitably, and shall have the right to adjust equitably, any or all of the Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determine in their reasonable good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

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5.6       Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

6.            Voting.

6.1       Class Voting. Except as otherwise expressly provided in Section 7, subsection (iv) of the definition of Distribution, or as required by law, the Series B Preferred Stock shall not have any voting rights.

6.2       No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.            Protective Provisions.

7.1       General Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence (subject to the terms, conditions and approval requirements of the Holders (where applicable), set forth in this Designation), so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest:

(a)       Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b)       Re-issue any shares of Series B Preferred Stock converted pursuant to the terms of this Designation;

(c)       Effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock;

(d)       Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

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(e)       Issue any shares of Series B Preferred Stock other than pursuant to the Share Exchange Agreement;

(f)       Alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock in any material respect as compared to holders of other series of shares.

8.       Redemption Rights. The Series B Preferred Stock shall not have any redemption rights.

9.       Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission or email, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, William Kerby, Chief Executive Officer, 2893 Executive Park Drive, Suite 201, Weston, FL 33331, Email: William Kerby, bkerby@monakergroup.com, or such other address as the Corporation shall notify the Holders of at least ten (10) Business Days prior to the effective date of such change in record address, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

10.       No Preemptive Rights. No Holder shall have the right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.       Reports. The Corporation shall mail to all holders of Series B Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock which materials may, at the option of the Corporation, be provided to such Holders via email, which email will be deemed sufficient notice if it provides a link to the applicable Corporation filing on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR).

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12.       Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.       No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series B Preferred Stock shall have no other rights, privileges or preferences with respect to the Series B Preferred Stock.

14.       Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation means United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” means calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

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15.          Miscellaneous.

15.1       Cancellation of Series B Preferred Stock. If any shares of Series B Preferred Stock are redeemed pursuant to the terms of this Designation, the shares so redeemed shall be canceled and shall return to the status of designated, but unissued Series B Preferred Stock, subject to the terms of this Designation.

15.2       Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation.

15.3       Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series B Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series B Preferred Stock.

15.4       Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series B Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by Applicable Law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B Preferred Stock shall be required.

15.5       Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under Applicable Law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under Applicable Law.

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

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RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has unanimously approved and caused this “Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock” to be duly executed and approved this 12th day of November.

MONAKER GROUP, INC.

/s/ William Kerby
William Kerby
Chief Executive Officer

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EXHIBIT C

CERTIFICATE OF DESIGNATION

OF

MONAKER GROUP, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES C CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Monaker Group, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, and pursuant to Section 78.1955 of the NRS, the Board of Directors, by unanimous written consent of all members of the Board of Directors on November 12, 2020, duly adopted a resolution providing for the issuance of a series of 3,828,500 shares of Series C Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.00001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series C Preferred Stock”; and

FURTHER RESOLVED, that the Series C Preferred Stock shall consist of 3,828,500 shares; and

FURTHER RESOLVED, that the Series C Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”):

1.            Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1       “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any governmental authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such governmental authority), as interpreted and enforced at the time in question, including, but not limited to the NRS.

1.2       “Approval Date” means the later of (a) the fifth (5th) Business Day after the date that all of the requirements of Shareholder Approval are met; (b) the Business Day that the Corporation has affected a reverse stock split of its outstanding Common Stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest in writing prior to the date of Shareholder Approval; (c) the date that NASDAQ has approved the continued listing of the Corporation’s Common Stock on NASDAQ following the HotPlay Combination; and (d) the HotPlay Closing.

1.3       “Axion Creditors” mean those certain debt holders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange certain debt owed to such debt holders by Axion for (a) shares of Series C Preferred Stock; and (b) the Warrants, pursuant to the Share Exchange Agreement.

1.4       “Axion Stockholders” mean those certain stockholders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange Common Shares of Axion for shares of Series C Preferred Stock pursuant to the Share Exchange Agreement.

1.5       “Axion” means Axion Ventures, Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV”.

1.6       “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Weston, Florida.

1.7       “Cern One” means Cern One Limited, which is an Axion Stockholder and Axion Creditor.

1.8       “Closing Date” means the ‘Closing Date’ as defined in the Share Exchange Agreement.

1.9       “Closing of the Share Exchange Agreement” means the ‘Closing’ as defined in the Share Exchange Agreement.

1.10       “Common Stock” means the common stock, $0.00001 par value per share of the Corporation.

1.11       “Conversion Rate” shall equal one (1) share of Common Stock.

1.12       “Corporation” has the meaning given to such term in the introductory paragraph hereof.

1.13       “Distribution” means the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right or obligation of said repurchase, (ii) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) other repurchases and redemptions allowed pursuant to the terms of this Designation, or (iv) any other repurchases or redemptions of capital stock of the Corporation approved by a Majority In Interest.

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1.14       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.15       “Holder” means the person or entity in which the Series C Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series C Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such Preferred Stock Shares are legally transferred.

1.16       “HotPlay Closing” means the ‘Closing Date’ as defined in the HotPlay Share Exchange Agreement.

1.17       “HotPlay Combination” means the acquisition of HotPlay by the Corporation pursuant to the HotPlay Share Exchange Agreement.

1.18       “HotPlay Share Exchange Agreement” means that certain Share Exchange Agreement dated November 12, 2020, by and between the Corporation, HotPlay and the stockholders of HotPlay, as amended, modified and restated from time to time.

1.19       “HotPlay Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the HotPlay Share Exchange Agreement; and (b) the issuance of shares of Common Stock pursuant to the HotPlay Share Exchange Agreement; and (ii) such other terms and conditions of the HotPlay Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

1.20       “HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands company.

1.21       “Junior Securities” means each class of capital stock or series of preferred stock of the Corporation other than the Common Stock and Series C Preferred Stock in existence on or established after the Original Issue Date, which is junior to the Series C Preferred Stock in connection with distributions upon liquidation.

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1.22       “Liquidation Preference” means $2.00 per share.

1.23       “Majority In Interest” means Holders holding a majority of the then aggregate shares of Series C Preferred Stock issued and outstanding.

1.24       “NASDAQ” means The NASDAQ Capital Market.

1.25       “Original Issue Date” means the Closing Date.

1.26       “Original Issue Price” means the Liquidation Preference.

1.27       “Outstanding Series C Preferred Stock Shares” means the total number of shares of Series C Preferred Stock issued on the Original Issue Date.

1.28       “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or group.

1.29       “Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series C Preferred Stock shares.

1.30       “Principal Market” means initially NASDAQ, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.31       “Recapitalization” means any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.1 through 5.3.

1.32       “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)): “The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

1.33       “SEC” means the Securities and Exchange Commission.

1.34       “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

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1.35       “Senior Securities” means the Corporation’s capital leases as may be in place from time to time; and any other senior debt, equity or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Closing Date, or which the Corporation may agree in the future to provide priority security interests to, priority right in liquidation, or priority voting rights to, which shall not require notice to, or the approval and/or consent of the Holders.

1.36       “Series B Preferred Stock” means the Series B Convertible Preferred Stock of the Company, as amended from time to time.

1.37       “Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement dated November 12, 2020, by and between the Corporation, the Axion Stockholders and the Axion Creditors, as amended, modified and restated from time to time.

1.38       “Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the Share Exchange Agreement; and (b) the issuance of shares of Common Stock upon the Conversion of the Series B Preferred Stock and Series C Preferred Stock as provided herein and upon exercise of the Warrants; and (ii) such other terms and conditions hereof or the Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

1.39       “Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series C Preferred Stock, but at the option of the Corporation from time to time, may also mean any successor transfer agent which the Corporation may use for its Series C Preferred Stock, including, but not limited to American Stock Transfer & Trust Company, LLC.

1.40       “Voting Shares” means (a) the Pre-Shareholder Approval Shares, divided by (b) the total number of Outstanding Series C Preferred Stock Shares, and rounded down to the nearest whole share.

1.41       “Warrants” means those certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Corporation which have been granted by the Corporation to Cern One in connection with the Closing of the Share Exchange Agreement.

2.             Dividends.

2.1       Dividends in General. The Series C Preferred Stock shall not accrue any dividends.

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2.2       Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

3.            Liquidation Rights.

3.1       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series C Preferred Stock shall be entitled to receive prior to the holders of the Corporation’s Junior Securities, and pro rata with the holders of the Corporation’s Common Stock and Series B Preferred Stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series C Preferred Stock held by them equal to the Liquidation Preference. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series C Preferred Stock, Series B Preferred Stock and Common Stock (i.e., after payment of the Corporation’s liabilities and payment to any holders of the Corporation’s Senior Securities) are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire assets of the Corporation legally available for distribution shall be distributed pro rata among the holders of the Series C Preferred Stock, Series B Preferred Stock and Common Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section and Applicable Law.

3.2       Remaining Assets. After the payment to the holders of the Series C Preferred Stock, Series B Preferred Stock and Common Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Junior Securities in proportion to the number of shares of Junior Securities held by them.

3.3       Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.            Conversion.

4.1       Conversion. On the Approval Date, each share of Series C Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by multiplying the Series C Preferred Stock shares held by such Holder, by the Conversion Rate (a “Conversion”), with such shares of Common Stock issuable upon conversion of such Series C Preferred Stock on the Approval Date rounded up to the nearest whole share of Common Stock on a per Holder basis (such shares of Common Stock issuable upon a Conversion, the “Shares”).

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 6

(a)       Following the Conversion, the Corporation shall promptly issue to each Holder all Shares of Common Stock which such Holder is due in connection with the Conversion (and promptly deliver such Shares to the address of Holder which the Corporation then has on record (a “Delivery”)). The Shares issuable in connection with a Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as Restricted Shares.

(b)       The issuance and Delivery by the Corporation of the Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series C Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series C Preferred Stock and Preferred Stock Certificates held by a Holder or his, her or its assigns.

(c)       Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (d)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Shares to reflect the cancellation of the Series C Preferred Stock subject to the Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

(d)       Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates (or such Series C Preferred Stock shares in book-entry form) hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent, including, but not limited to the delivery to the Corporation of all Preferred Stock Certificates and stock powers with medallion signature guaranty in connection with the Cancellation.

(e)       In the event that the Delivery of any Shares is unsuccessful and/or any Holder fails to accept such Shares, such Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Shares, provided that the Holder’s failure to accept such Shares and/or the Corporation’s inability to Deliver such shares shall in no event effect the validity of the Cancellation.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 7

4.2       Fractional Shares. If any Conversion of Series C Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series C Preferred Stock being converted pursuant to the Conversion), such fractional share shall be rounded up to the nearest whole share of Common Stock.

4.3       Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series C Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series C Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.4       No Charge or Payment. The issuance of certificates for shares of Common Stock upon Conversion of the Series C Preferred Stock pursuant to Section 4 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

4.5       No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of any securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the Holders of Series C Preferred Stock against impairment. Subject to the above noted limitation, nothing in this Section 4.6 shall prohibit the Corporation from amending its Articles of Incorporation, as amended, subject to any restrictions set forth herein, with the requisite consent of its shareholders and the Board of Directors.

4.6       Cap on Shares of Common Stock. Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein, shall not exceed such number of shares of Common Stock that would violate applicable listing rules of NASDAQ in the event the Corporation’s shareholders do not approve the issuance of the Common Stock issuable in connection with a Conversion (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein (the “Share Cap”). In the event the number of shares of Common Stock to be issued hereunder (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ) in connection with a Conversion or otherwise, exceeds the Share Cap, then such shares of Series C Preferred Stock which if converted would result in the Corporation exceeding the Share Cap shall remain outstanding and not be subject to a Conversion, provided that the remaining shares shall be subject to Conversion as provided for herein.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 8

5.               Adjustments For Recapitalizations.

5.1       Equitable Adjustments For Recapitalizations. The (a) Liquidation Preference (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Rate (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization; or (ii) the Board of Directors of the Corporation determine in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations (collectively Sections (c)(i) and (ii), the “Other Equitable Adjustable Provisions”), shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

5.2       Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series C Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series C Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3       Adjustments for Subdivisions or Combinations of Series C Preferred Stock. In the event the outstanding shares of Series C Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series C Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Series C Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series C Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted; provided, however, that the result of any concurrent adjustment in the Common Stock (as provided under Section 5.2) and the Series C Preferred Stock (as provided under Section 5.3) shall only be to affect the equitable adjustable provisions hereof once.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 9

5.4       Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above, if the Common Stock issuable upon Conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series C Preferred Stock shall have the right thereafter to convert such shares of Series C Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon Conversion of such Series C Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

5.5       Other Adjustments. Subject to the prior written consent of a Majority In Interest, the Board of Directors of the Corporation may adjust equitably, and shall have the right to adjust equitably, any or all of the Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determine in their reasonable good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

5.6       Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 10

6.             Voting.

6.1       Class Voting. Except as otherwise expressly provided in Section 7, subsection (iv) of the definition of Distribution, or as required by law, the Series C Preferred Stock shall not have any voting rights.

6.2       No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.             Protective Provisions.

7.1       General Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence (subject to the terms, conditions and approval requirements of the Holders (where applicable), set forth in this Designation), so long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest:

(a)       Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series C Preferred Stock;

(b)       Re-issue any shares of Series C Preferred Stock converted pursuant to the terms of this Designation;

(c)       Effect an exchange, reclassification, or cancellation of all or a part of the Series C Preferred Stock;

(d)       Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series C Preferred Stock;

(e)       Issue any shares of Series C Preferred Stock other than pursuant to the Share Exchange Agreement;

(f)       Alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock in any material respect as compared to holders of other series of shares.

8.             Redemption Rights. The Series C Preferred Stock shall not have any redemption rights.

9.             Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission or email, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, William Kerby, Chief Executive Officer, 2893 Executive Park Drive, Suite 201, Weston, FL 33331, Email: William Kerby, bkerby@monakergroup.com, or such other address as the Corporation shall notify the Holders of at least ten (10) Business Days prior to the effective date of such change in record address, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

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10.             No Preemptive Rights. No Holder shall have the right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.             Reports. The Corporation shall mail to all holders of Series C Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock which materials may, at the option of the Corporation, be provided to such Holders via email, which email will be deemed sufficient notice if it provides a link to the applicable Corporation filing on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR).

12.             Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series C Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series C Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series C Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series C Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.       No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series C Preferred Stock shall have no other rights, privileges or preferences with respect to the Series C Preferred Stock.

14.       Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation means United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” means calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 12

15.           Miscellaneous.

15.1       Cancellation of Series C Preferred Stock. If any shares of Series C Preferred Stock are redeemed pursuant to the terms of this Designation, the shares so redeemed shall be canceled and shall return to the status of designated, but unissued Series C Preferred Stock, subject to the terms of this Designation.

15.2       Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series C Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation.

15.3       Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series C Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series C Preferred Stock.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 13

15.4       Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series C Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series C Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by Applicable Law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series C Preferred Stock shall be required.

15.5       Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under Applicable Law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under Applicable Law.

——————————————————————————

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

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[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has unanimously approved and caused this “Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Convertible Preferred Stock” to be duly executed and approved this 12th day of November.

MONAKER GROUP, INC.

/s/ William Kerby
William Kerby
Chief Executive Officer

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 16

FIRST AMENDMENT TO AMENDED AND RESTATED

SHARE EXCHANGE AGREEMENT

This First Amendment to Amended and Restated Share Exchange Agreement (this “Agreement”), dated as of January 6, 2021, and effective as of November 12, 2020 (the “Effective Date”), amends that certain Amended and Restated Share Exchange Agreement dated November 12, 20201 (as amended to date, the “Exchange Agreement”), by and among Monaker Group, Inc., a Nevada corporation (“Monaker”), Uniq Ventures (“Uniq Ventures”), Uniq Other Vendors (“Uniq Other”), Cern One Limited, (“Cern One”), CC Asia Pacific Ventures Ltd. (“CC Asia”), and Michael Bonner, an individual (the “Principal Stockholder” and together with Uniq Ventures, Uniq Other, Cern One and CC Asia, the “Stockholders” with each individually referred to as a “Stockholder”) and Red Anchor Trading Corporation, a British Virgin Islands corporation (“Red Anchor”), Cern One, Nithinan Boonyawattanapisut (“Boonyawattanapisut”), and John Todd Bonner (“John Bonner”, and together with Red Anchor, Cern One (in its capacity as an Axion Creditor) and Boonyawattanapisut, the “Axion Creditors” and each an “Axion Creditor”). Each of Monaker, the Stockholders and the Axion Creditors are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Exchange Agreement.

WHEREAS, the Parties entered into the Exchange Agreement on November 12, 2020, and closed the transactions contemplated by the Exchange Agreement on November 16, 2020 (the “Closing Date”);

WHEREAS, since the Closing Date, the Parties have determined that Schedule 1.1 to the Exchange Agreement, which set forth the holders of the Axion Shares exchanged, among other things, included errors (the “Errors”); and

WHEREAS, the Parties desire to amend the Exchange Agreement on the terms and conditions set forth below to correct the Errors.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1.       Amendment to Exchange Agreement. Effective as of the Effective Date, Schedule 1.1 of the Exchange Agreement is amended and restated to read as set forth on the attached Schedule 1.1. Such amended Schedule 1.1 corrects the original Schedule 1.1 and confirms the number of Series B Convertible Preferred Stock shares and Series C Convertible Preferred Stock shares issuable to the Stockholders and Axion Creditors, as applicable.

2.       Assignments. Concurrently with their entry into this Agreement, (a) Uniq Other shall execute a form of Stock Power and Assignment of Uncertificated Series B Convertible Preferred Stock Shares in the form of Exhibit A hereto, to assign 1,542,103 shares of Series B Preferred Stock originally issued to Uniq Other, to Uniq Ventures (in accordance with the amendment and correction to Schedule 1.1 described in Section 1, above); and (b) CC Asia, shall execute a form of Stock Power and Assignment of Uncertificated Series B Convertible Preferred Stock Shares in the form of Exhibit B hereto, to assign 921,901 shares of Series B Preferred Stock originally issued to CC Asia, to Cern One (in accordance with the amendment and correction to Schedule 1.1 described in Section 1, above).

1 https://www.sec.gov/Archives/edgar/data/1372183/000158069520000408/ex2-6.htm

First Amendment to Monaker and Axion Amended and Restated Share Exchange Agreement

3.       Confirmation of Uniq Other. By signing below, Uniq Other acknowledges and represents that effective upon the effectiveness of this Agreement, and the execution of the Stock Power and Assignment of Uncertificated Series B Convertible Preferred Stock Shares, attached hereto as Exhibit A, Uniq Other will have no ownership of, or rights to, any Series B Preferred Stock or other securities of the Company.

4.       Transfer of Axion Shares. Notwithstanding the terms and requirements of the Exchange Agreement, the Parties may mutually determine to not transfer record ownership of the Transferred Shares to the Company and may instead enter into an agreement providing the Company voting and economic rights to such Transferred Shares, until such time, if ever, as the Company determines it is in its best interests to affect such transfer of record ownership of such Transferred Shares.

5.       Amendment to Series B Preferred Stock Designation. Each of the Parties, by signing this Agreement below, agrees to the terms of the Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock, in the form of Exhibit C hereto, subject to the formal approval of such amendment by the holders of the Series B Convertible Preferred Stock of the Company and the Company’s Board of Directors (as applicable).

6.       Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

7.       Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a)      Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b)      The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

First Amendment to Monaker and Axion Amended and Restated Share Exchange Agreement

(c)      Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

8.       Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

9.       Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Exchange Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Exchange Agreement as modified or amended hereby.

10.     Exchange Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Exchange Agreement and the terms and conditions thereof shall remain in full force and effect, pursuant to their terms.

11.     Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

12.     Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

13.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to conflicts of law principles except to the extent that United States federal law preempts Florida law, in which case United States federal law (including, without limitation, copyright, patent and federal trademark law) shall apply, without reference to conflicts of law principles.

14.     Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

First Amendment to Monaker and Axion Amended and Restated Share Exchange Agreement

15.       Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

First Amendment to Monaker and Axion Amended and Restated Share Exchange Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

MONAKER:

MONAKER GROUP, INC.
a Nevada corporation

By:	/s/ William Kerby
Name:	William Kerby
Title:	CEO

STOCKHOLDERS:

Uniq Ventures

By:	/s/ Michael John Fawdry
Name:	Michael John Fawdry
Title:	Sole Director

Uniq Other Vendors

By:	/s/ Michael John Fawdry
Name:	Michael John Fawdry
Title:	Sole Director

Cern One Limited

By:	/s/ Nithinan Boonyawattanapisut
Name:	Nithinan Boonyawattanapisut
Title:	Sole Director

CC Asia Pacific Ventures Ltd.

By:	/s/ Chen Chung Hong
Name:	Chen Chung Hong
Title:	Managing Partner

/s/Michael Bonner
Michael Bonner, an individual

First Amendment to Monaker and Axion Amended and Restated Share Exchange Agreement

AXION CREDITORS:

/s/ Nithinan Boonyawattanapisut
Nithinan Boonyawattanapisut, an individual

/s/ John Todd Bonner
John Todd Bonner, an individual

Red Anchor Trading Corporation

By:	/s/ Nithinan Boonyawattanapisut
Name:	Nithinan Boonyawattanapisut
Title:	Authorized Director

Cern One Limited

By:	/s/ Nithinan Boonyawattanapisut
Name:	Nithinan Boonyawattanapisut
Title:	Sole Director

First Amendment to Monaker and Axion Amended and Restated Share Exchange Agreement

Schedule 1.1

Stockholder	Number of Axion Shares Being Exchanged	Number of Monaker Series B Preferred Stock Shares Due
Uniq Ventures	34,688,098	4,818,236
Cern One Limited	24,804,757	3,445,423
CC Asia Pacific Ventures Ltd.	7,560,633	1,050,185
Michael Bonner	4,939,870	686,156
	71,993,358	10,000,000

Axion Creditors	Amount of Debt Being Exchanged	Number of Monaker Series C Preferred Stock Shares Due
Cern One	$2,013,000	1,006,497
Red Anchor Trading Corp. Limited	$4,960,561	2,480,273
Nithinan Boonyawattanapisut	$628,462	314,230
John Todd Bonner	$55,000	27,500
	$7,657,023	3,828,500

EXHIBIT A

Stock Power and Assignment of Uncertificated
Series B Convertible Preferred Stock Shares

FOR VALUE RECEIVED, Uniq Other Vendors, pursuant to that certain First Amendment to Amended and Restated Share Exchange Agreement, dated on or around the date of this Stock Power and Assignment, by and between Monaker Group, Inc., a Nevada corporation (the “Company”), and certain stockholders and creditors of Axion Ventures, Inc., as named therein, by signing below, hereby sells, assigns, and transfers unto Cern One Limited, 1,542,103 shares of the Series B Convertible Preferred Stock, $0.00001 par value per share, of the Company (the “Shares”). Such Shares are not represented by certificates, are held in book entry form and stand in the undersigned’s name on the books and records of the Company. The undersigned does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said Company.

Dated: January ___, 2021

Uniq Other Vendors

By: _________________________

Name: Michael Fawdry

Title:   Sole Director

EXHIBIT B

Stock Power and Assignment of Uncertificated
Series B Convertible Preferred Stock Shares

FOR VALUE RECEIVED, CC Asia Pacific Ventures Ltd., pursuant to that certain First Amendment to Amended and Restated Share Exchange Agreement, dated on or around the date of this Stock Power and Assignment, by and between Monaker Group, Inc., a Nevada corporation (the “Company”), and certain stockholders and creditors of Axion Ventures, Inc., as named therein, by signing below, hereby sells, assigns, and transfers unto Cern One Limited, 921,901 shares of the Series B Convertible Preferred Stock, $0.00001 par value per share of the Company (the “Shares”). Such Shares are not represented by certificates, are held in book entry form and stand in the undersigned’s name on the books and records of the Company. The undersigned does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said Company.

Dated: January ___, 2021

CC Asia Pacific Ventures Ltd.

By: _________________________

Name: Chen Chung Hong

Title:   Sole Director

EXHIBIT C

B-105

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION

OF

MONAKER GROUP, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES B CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Monaker Group, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that, (a) the Board of Directors of the Corporation, at a meeting duly called and held on December 14, 2020; and (b)  stockholders holding shares in the Corporation entitling them to exercise a Majority In Interest (as defined below) of the then aggregate shares of Series B Preferred Stock, voting as a class, as of January 5, 2021, duly adopted this Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock, by adoption of a resolution which reads as follows, and which shall amend, replace and supersede the Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on November 13, 2020 (as amended to date, the “Prior Designation”), which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.00001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series B Preferred Stock”; and

FURTHER RESOLVED, that the Series B Preferred Stock shall consist of Ten Million (10,000,000) shares; and

FURTHER RESOLVED, that the Series B Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”), which shall amend, replace and supersede the Prior Designation in its entirety:

1.            Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1        “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any governmental authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such governmental authority), as interpreted and enforced at the time in question, including, but not limited to the NRS.

1.2        “Approval Date” means the later of (a) the fifth (5th) Business Day after the date that all of the requirements of Shareholder Approval are met; (b) the Business Day that the Corporation has affected a reverse stock split of its outstanding Common Stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest in writing prior to the date of Shareholder Approval; (c) the date that NASDAQ has approved the continued listing of the Corporation’s Common Stock on NASDAQ following the HotPlay Combination; and (d) the HotPlay Closing.

1.3        “Axion Creditors” mean those certain debt holders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange certain debt owed to such debt holders by Axion for (a) shares of Series B Preferred Stock; and (b) the Warrants, pursuant to the Share Exchange Agreement.

1.4        “Axion Stockholders” mean those certain stockholders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange Common Shares of Axion for shares of Series B Preferred Stock pursuant to the Share Exchange Agreement.

1.5        “Axion” means Axion Ventures, Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV”.

1.6        “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Weston, Florida.

1.7        “Cern One” means Cern One Limited, which is an Axion Stockholder and Axion Creditor.

1.8        “Closing Date” means the ‘Closing Date’ as defined in the Share Exchange Agreement.

1.9        “Closing of the Share Exchange Agreement” means the ‘Closing’ as defined in the Share Exchange Agreement.

1.10      “Common Stock” means the common stock, $0.00001 par value per share of the Corporation.

1.11      “Conversion Rate” shall equal 0.74177.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 2

1.12       “Corporation” has the meaning given to such term in the introductory paragraph hereof.

1.13       “Distribution” means the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right or obligation of said repurchase, (ii) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) other repurchases and redemptions allowed pursuant to the terms of this Designation, or (iv) any other repurchases or redemptions of capital stock of the Corporation approved by a Majority In Interest.

1.14       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.15       “Holder” means the person or entity in which the Series B Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series B Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such Preferred Stock Shares are legally transferred.

1.16       “HotPlay Closing” means the ‘Closing Date’ as defined in the HotPlay Share Exchange Agreement.

1.17       “HotPlay Combination” means the acquisition of HotPlay by the Corporation pursuant to the HotPlay Share Exchange Agreement.

1.18       “HotPlay Share Exchange Agreement” means that certain Share Exchange Agreement dated July 21, 2020, by and between the Corporation, HotPlay and the stockholders of HotPlay, as amended, modified and restated from time to time.

1.19       “HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands company.

1.20       “Junior Securities” means each class of capital stock or series of preferred stock of the Corporation other than the Common Stock and Series B Preferred Stock in existence on or established after the Original Issue Date, which is junior to the Series B Preferred Stock in connection with distributions upon liquidation.

1.21       “Liquidation Preference” means $0.9272121 per share.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 3

1.22      “Majority In Interest” means Holders holding a majority of the then aggregate shares of Series B Preferred Stock issued and outstanding.

1.23      “NASDAQ” means The NASDAQ Capital Market.

1.24      “Original Issue Date” means the Closing Date.

1.25      “Original Issue Price” means the Liquidation Preference.

1.26      “Outstanding Series B Preferred Stock Shares” means the total number of shares of Series B Preferred Stock issued on the Original Issue Date.

1.27      “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or group.

1.28      “Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series B Preferred Stock shares.

1.29      “Principal Market” means initially NASDAQ, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.30      “Recapitalization” means any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.1 through 5.3.

1.31      “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)): “The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

1.32      “SEC” means the Securities and Exchange Commission.

1.33      “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 4

1.34      “Senior Securities” means the Corporation’s capital leases as may be in place from time to time; and any other senior debt, equity or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Closing Date, or which the Corporation may agree in the future to provide priority security interests to, priority right in liquidation, or priority voting rights to, which shall not require notice to, or the approval and/or consent of the Holders.

1.35      “Series C Preferred Stock” means the Series C Convertible Preferred Stock of the Corporation, as amended from time to time.

1.36      “Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement dated November 12, 2020, by and between the Corporation, the Axion Stockholders and the Axion Creditors, as amended by the First Amendment thereto dated January 6, 2021, as further amended, modified and restated from time to time.

1.37      “Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the Share Exchange Agreement; and (b) the issuance of shares of Common Stock upon the Conversion of the Series B Preferred Stock and Series C Preferred Stock as provided herein and upon exercise of the Warrants; and (ii) such other terms and conditions hereof or the Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

1.38      “Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series B Preferred Stock, but at the option of the Corporation from time to time, may also mean any successor transfer agent which the Corporation may use for its Series B Preferred Stock, including, but not limited to Colonial Stock Transfer Co, Inc.

1.39      “Warrants” means those certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Corporation which have been granted by the Corporation to Cern One in connection with the Closing of the Share Exchange Agreement.

2.            Dividends.

2.1        Dividends in General. The Series B Preferred Stock shall not accrue any dividends.

2.2        Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 5

3.            Liquidation Rights.

3.1       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Preferred Stock shall be entitled to receive prior to the holders of the Corporation’s Junior Securities, and pro rata with the holders of the Corporation’s Common Stock and Series C Preferred Stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series B Preferred Stock held by them equal to the Liquidation Preference. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock (i.e., after payment of the Corporation’s liabilities and payment to any holders of the Corporation’s Senior Securities) are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire assets of the Corporation legally available for distribution shall be distributed pro rata among the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section and Applicable Law.

3.2       Remaining Assets. After the payment to the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Junior Securities in proportion to the number of shares of Junior Securities held by them.

3.3       Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.            Conversion.

4.1       Conversion. On the Approval Date, each share of Series B Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by multiplying the Series B Preferred Stock shares held by such Holder, by the Conversion Rate (a “Conversion”), with such shares of Common Stock issuable upon conversion of such Series B Preferred Stock on the Approval Date rounded up to the nearest whole share of Common Stock on a per Holder basis (such shares of Common Stock issuable upon a Conversion, the “Shares”).

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 6

(a)          Following the Conversion, the Corporation shall promptly issue to each Holder all Shares of Common Stock which such Holder is due in connection with the Conversion (and promptly deliver such Shares to the address of Holder which the Corporation then has on record (a “Delivery”)). The Shares issuable in connection with a Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as Restricted Shares.

(b)          The issuance and Delivery by the Corporation of the Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B Preferred Stock and Preferred Stock Certificates held by a Holder or his, her or its assigns.

(c)          Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (d)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Shares to reflect the cancellation of the Series B Preferred Stock subject to the Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

(d)          Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates (or such Series B Preferred Stock shares in book-entry form) hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent, including, but not limited to the delivery to the Corporation of all Preferred Stock Certificates and stock powers with medallion signature guaranty in connection with the Cancellation.

(e)          In the event that the Delivery of any Shares is unsuccessful and/or any Holder fails to accept such Shares, such Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Shares, provided that the Holder’s failure to accept such Shares and/or the Corporation’s inability to Deliver such shares shall in no event effect the validity of the Cancellation.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 7

4.2         Fractional Shares. If any Conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to the Conversion), such fractional share shall be rounded up to the nearest whole share of Common Stock.

4.3         Taxes.  The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.4         No Charge or Payment. The issuance of certificates for shares of Common Stock upon Conversion of the Series B Preferred Stock pursuant to Section 4 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

4.5         No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of any securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the Holders of Series B Preferred Stock against impairment. Subject to the above noted limitation, nothing in this Section 4.5 shall prohibit the Corporation from amending its Articles of Incorporation, as amended, subject to any restrictions set forth herein, with the requisite consent of its shareholders and the Board of Directors.

4.6         Cap on Shares of Common Stock. Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein, shall not exceed such number of shares of Common Stock that would violate applicable listing rules of NASDAQ in the event the Corporation’s shareholders do not approve the issuance of the Common Stock issuable in connection with a Conversion (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein (the “Share Cap”). In the event the number of shares of Common Stock to be issued hereunder (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ) in connection with a Conversion or otherwise, exceeds the Share Cap, then such shares of Series B Preferred Stock which if converted would result in the Corporation exceeding the Share Cap shall remain outstanding and not be subject to a Conversion, provided that the remaining shares shall be subject to Conversion as provided for herein.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 8

5.            Adjustments For Recapitalizations.

5.1        Equitable Adjustments For Recapitalizations. The (a) Liquidation Preference (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Rate (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization; or (ii) the Board of Directors of the Corporation determine in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations (collectively Sections (c)(i) and (ii), the “Other Equitable Adjustable Provisions”), shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

5.2        Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3        Adjustments for Subdivisions or Combinations of Series B Preferred Stock. In the event the outstanding shares of Series B Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Series B Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted; provided, however, that the result of any concurrent adjustment in the Common Stock (as provided under Section 5.2) and the Series B Preferred Stock (as provided under Section 5.3) shall only be to affect the equitable adjustable provisions hereof once.

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5.4        Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above, if the Common Stock issuable upon Conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series B Preferred Stock shall have the right thereafter to convert such shares of Series B Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon Conversion of such Series B Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

5.5        Other Adjustments. Subject to the prior written consent of a Majority In Interest, the Board of Directors of the Corporation may adjust equitably, and shall have the right to adjust equitably, any or all of the Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determine in their reasonable good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

5.6        Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

6.            Voting.

6.1        Class Voting. Except as otherwise expressly provided in Section 7, subsection (iv) of the definition of Distribution, or as required by law, the Series B Preferred Stock shall not have any voting rights.

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6.2              No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.            Protective Provisions.

7.1              General Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence (subject to the terms, conditions and approval requirements of the Holders (where applicable), set forth in this Designation), so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest:

(a)        Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b)        Re-issue any shares of Series B Preferred Stock converted pursuant to the terms of this Designation;

(c)        Effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock;

(d)        Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

(e)        Issue any shares of Series B Preferred Stock other than pursuant to the Share Exchange Agreement;

(f)         Alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or

(g)        Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock in any material respect as compared to holders of other series of shares.

8.            Redemption Rights. The Series B Preferred Stock shall not have any redemption rights.

9.            Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission or email, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, William Kerby, Chief Executive Officer, 2893 Executive Park Drive, Suite 201, Weston, FL 33331, Email: William Kerby, bkerby@monakergroup.com, or such other address as the Corporation shall notify the Holders of at least ten (10) Business Days prior to the effective date of such change in record address, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

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10.          No Preemptive Rights. No Holder shall have the right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.          Reports. The Corporation shall mail to all holders of Series B Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock which materials may, at the option of the Corporation, be provided to such Holders via email, which email will be deemed sufficient notice if it provides a link to the applicable Corporation filing on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR).

12.          Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.          No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series B Preferred Stock shall have no other rights, privileges or preferences with respect to the Series B Preferred Stock.

14.          Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation means United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” means calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

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15.          Miscellaneous.

15.1          Cancellation of Series B Preferred Stock. If any shares of Series B Preferred Stock are redeemed pursuant to the terms of this Designation, the shares so redeemed shall be canceled and shall return to the status of designated, but unissued Series B Preferred Stock, subject to the terms of this Designation.

15.2          Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation.

15.3          Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series B Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series B Preferred Stock.

15.4          Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series B Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by Applicable Law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B Preferred Stock shall be required.

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15.5          Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under Applicable Law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under Applicable Law.

——————————————————————————

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has unanimously approved and caused this “Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock” to be duly executed and approved this 7th day of January 2021.

MONAKER GROUP, INC.

/s/ William Kerby
William Kerby
Chief Executive Officer

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Annex C

C-1

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION

OF

MONAKER GROUP, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES B CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Monaker Group, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that, (a) the Board of Directors of the Corporation, at a meeting duly called and held on December 14, 2020; and (b)  stockholders holding shares in the Corporation entitling them to exercise a Majority In Interest (as defined below) of the then aggregate shares of Series B Preferred Stock, voting as a class, as of January 5, 2021, duly adopted this Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock, by adoption of a resolution which reads as follows, and which shall amend, replace and supersede the Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on November 13, 2020 (as amended to date, the “Prior Designation”), which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.00001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series B Preferred Stock”; and

FURTHER RESOLVED, that the Series B Preferred Stock shall consist of Ten Million (10,000,000) shares; and

FURTHER RESOLVED, that the Series B Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”), which shall amend, replace and supersede the Prior Designation in its entirety:

1.            Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1        “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any governmental authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such governmental authority), as interpreted and enforced at the time in question, including, but not limited to the NRS.

C-2

1.2        “Approval Date” means the later of (a) the fifth (5th) Business Day after the date that all of the requirements of Shareholder Approval are met; (b) the Business Day that the Corporation has affected a reverse stock split of its outstanding Common Stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest in writing prior to the date of Shareholder Approval; (c) the date that NASDAQ has approved the continued listing of the Corporation’s Common Stock on NASDAQ following the HotPlay Combination; and (d) the HotPlay Closing.

1.3        “Axion Creditors” mean those certain debt holders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange certain debt owed to such debt holders by Axion for (a) shares of Series B Preferred Stock; and (b) the Warrants, pursuant to the Share Exchange Agreement.

1.4        “Axion Stockholders” mean those certain stockholders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange Common Shares of Axion for shares of Series B Preferred Stock pursuant to the Share Exchange Agreement.

1.5        “Axion” means Axion Ventures, Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV”.

1.6        “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Weston, Florida.

1.7        “Cern One” means Cern One Limited, which is an Axion Stockholder and Axion Creditor.

1.8        “Closing Date” means the ‘Closing Date’ as defined in the Share Exchange Agreement.

1.9        “Closing of the Share Exchange Agreement” means the ‘Closing’ as defined in the Share Exchange Agreement.

1.10      “Common Stock” means the common stock, $0.00001 par value per share of the Corporation.

1.11      “Conversion Rate” shall equal 0.74177.

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1.12       “Corporation” has the meaning given to such term in the introductory paragraph hereof.

1.13       “Distribution” means the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right or obligation of said repurchase, (ii) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) other repurchases and redemptions allowed pursuant to the terms of this Designation, or (iv) any other repurchases or redemptions of capital stock of the Corporation approved by a Majority In Interest.

1.14       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.15       “Holder” means the person or entity in which the Series B Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series B Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such Preferred Stock Shares are legally transferred.

1.16       “HotPlay Closing” means the ‘Closing Date’ as defined in the HotPlay Share Exchange Agreement.

1.17       “HotPlay Combination” means the acquisition of HotPlay by the Corporation pursuant to the HotPlay Share Exchange Agreement.

1.18       “HotPlay Share Exchange Agreement” means that certain Share Exchange Agreement dated July 21, 2020, by and between the Corporation, HotPlay and the stockholders of HotPlay, as amended, modified and restated from time to time.

1.19       “HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands company.

1.20       “Junior Securities” means each class of capital stock or series of preferred stock of the Corporation other than the Common Stock and Series B Preferred Stock in existence on or established after the Original Issue Date, which is junior to the Series B Preferred Stock in connection with distributions upon liquidation.

1.21       “Liquidation Preference” means $0.9272121 per share.

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1.22      “Majority In Interest” means Holders holding a majority of the then aggregate shares of Series B Preferred Stock issued and outstanding.

1.23      “NASDAQ” means The NASDAQ Capital Market.

1.24      “Original Issue Date” means the Closing Date.

1.25      “Original Issue Price” means the Liquidation Preference.

1.26      “Outstanding Series B Preferred Stock Shares” means the total number of shares of Series B Preferred Stock issued on the Original Issue Date.

1.27      “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or group.

1.28      “Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series B Preferred Stock shares.

1.29      “Principal Market” means initially NASDAQ, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.30      “Recapitalization” means any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.1 through 5.3.

1.31      “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)): “The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

1.32      “SEC” means the Securities and Exchange Commission.

1.33      “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

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1.34      “Senior Securities” means the Corporation’s capital leases as may be in place from time to time; and any other senior debt, equity or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Closing Date, or which the Corporation may agree in the future to provide priority security interests to, priority right in liquidation, or priority voting rights to, which shall not require notice to, or the approval and/or consent of the Holders.

1.35      “Series C Preferred Stock” means the Series C Convertible Preferred Stock of the Corporation, as amended from time to time.

1.36      “Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement dated November 12, 2020, by and between the Corporation, the Axion Stockholders and the Axion Creditors, as amended by the First Amendment thereto dated January 6, 2021, as further amended, modified and restated from time to time.

1.37      “Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the Share Exchange Agreement; and (b) the issuance of shares of Common Stock upon the Conversion of the Series B Preferred Stock and Series C Preferred Stock as provided herein and upon exercise of the Warrants; and (ii) such other terms and conditions hereof or the Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

1.38      “Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series B Preferred Stock, but at the option of the Corporation from time to time, may also mean any successor transfer agent which the Corporation may use for its Series B Preferred Stock, including, but not limited to Colonial Stock Transfer Co, Inc.

1.39      “Warrants” means those certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Corporation which have been granted by the Corporation to Cern One in connection with the Closing of the Share Exchange Agreement.

2.            Dividends.

2.1        Dividends in General. The Series B Preferred Stock shall not accrue any dividends.

2.2        Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

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3.            Liquidation Rights.

3.1       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Preferred Stock shall be entitled to receive prior to the holders of the Corporation’s Junior Securities, and pro rata with the holders of the Corporation’s Common Stock and Series C Preferred Stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series B Preferred Stock held by them equal to the Liquidation Preference. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock (i.e., after payment of the Corporation’s liabilities and payment to any holders of the Corporation’s Senior Securities) are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire assets of the Corporation legally available for distribution shall be distributed pro rata among the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section and Applicable Law.

3.2       Remaining Assets. After the payment to the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Junior Securities in proportion to the number of shares of Junior Securities held by them.

3.3       Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.            Conversion.

4.1       Conversion. On the Approval Date, each share of Series B Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by multiplying the Series B Preferred Stock shares held by such Holder, by the Conversion Rate (a “Conversion”), with such shares of Common Stock issuable upon conversion of such Series B Preferred Stock on the Approval Date rounded up to the nearest whole share of Common Stock on a per Holder basis (such shares of Common Stock issuable upon a Conversion, the “Shares”).

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(a)          Following the Conversion, the Corporation shall promptly issue to each Holder all Shares of Common Stock which such Holder is due in connection with the Conversion (and promptly deliver such Shares to the address of Holder which the Corporation then has on record (a “Delivery”)). The Shares issuable in connection with a Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as Restricted Shares.

(b)          The issuance and Delivery by the Corporation of the Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B Preferred Stock and Preferred Stock Certificates held by a Holder or his, her or its assigns.

(c)          Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (d)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Shares to reflect the cancellation of the Series B Preferred Stock subject to the Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

(d)          Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates (or such Series B Preferred Stock shares in book-entry form) hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent, including, but not limited to the delivery to the Corporation of all Preferred Stock Certificates and stock powers with medallion signature guaranty in connection with the Cancellation.

(e)          In the event that the Delivery of any Shares is unsuccessful and/or any Holder fails to accept such Shares, such Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Shares, provided that the Holder’s failure to accept such Shares and/or the Corporation’s inability to Deliver such shares shall in no event effect the validity of the Cancellation.

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4.2         Fractional Shares. If any Conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to the Conversion), such fractional share shall be rounded up to the nearest whole share of Common Stock.

4.3         Taxes.  The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.4         No Charge or Payment. The issuance of certificates for shares of Common Stock upon Conversion of the Series B Preferred Stock pursuant to Section 4 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

4.5         No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of any securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the Holders of Series B Preferred Stock against impairment. Subject to the above noted limitation, nothing in this Section 4.5 shall prohibit the Corporation from amending its Articles of Incorporation, as amended, subject to any restrictions set forth herein, with the requisite consent of its shareholders and the Board of Directors.

4.6         Cap on Shares of Common Stock. Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein, shall not exceed such number of shares of Common Stock that would violate applicable listing rules of NASDAQ in the event the Corporation’s shareholders do not approve the issuance of the Common Stock issuable in connection with a Conversion (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein (the “Share Cap”). In the event the number of shares of Common Stock to be issued hereunder (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ) in connection with a Conversion or otherwise, exceeds the Share Cap, then such shares of Series B Preferred Stock which if converted would result in the Corporation exceeding the Share Cap shall remain outstanding and not be subject to a Conversion, provided that the remaining shares shall be subject to Conversion as provided for herein.

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5.            Adjustments For Recapitalizations.

5.1        Equitable Adjustments For Recapitalizations. The (a) Liquidation Preference (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Rate (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization; or (ii) the Board of Directors of the Corporation determine in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations (collectively Sections (c)(i) and (ii), the “Other Equitable Adjustable Provisions”), shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

5.2        Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3        Adjustments for Subdivisions or Combinations of Series B Preferred Stock. In the event the outstanding shares of Series B Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Series B Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted; provided, however, that the result of any concurrent adjustment in the Common Stock (as provided under Section 5.2) and the Series B Preferred Stock (as provided under Section 5.3) shall only be to affect the equitable adjustable provisions hereof once.

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5.4        Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above, if the Common Stock issuable upon Conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series B Preferred Stock shall have the right thereafter to convert such shares of Series B Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon Conversion of such Series B Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

5.5        Other Adjustments. Subject to the prior written consent of a Majority In Interest, the Board of Directors of the Corporation may adjust equitably, and shall have the right to adjust equitably, any or all of the Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determine in their reasonable good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

5.6        Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

6.            Voting.

6.1        Class Voting. Except as otherwise expressly provided in Section 7, subsection (iv) of the definition of Distribution, or as required by law, the Series B Preferred Stock shall not have any voting rights.

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6.2              No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.            Protective Provisions.

7.1              General Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence (subject to the terms, conditions and approval requirements of the Holders (where applicable), set forth in this Designation), so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest:

(a)        Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b)        Re-issue any shares of Series B Preferred Stock converted pursuant to the terms of this Designation;

(c)        Effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock;

(d)        Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

(e)        Issue any shares of Series B Preferred Stock other than pursuant to the Share Exchange Agreement;

(f)         Alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or

(g)        Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock in any material respect as compared to holders of other series of shares.

8.            Redemption Rights. The Series B Preferred Stock shall not have any redemption rights.

9.            Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission or email, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, William Kerby, Chief Executive Officer, 2893 Executive Park Drive, Suite 201, Weston, FL 33331, Email: William Kerby, bkerby@monakergroup.com, or such other address as the Corporation shall notify the Holders of at least ten (10) Business Days prior to the effective date of such change in record address, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

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10.          No Preemptive Rights. No Holder shall have the right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.          Reports. The Corporation shall mail to all holders of Series B Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock which materials may, at the option of the Corporation, be provided to such Holders via email, which email will be deemed sufficient notice if it provides a link to the applicable Corporation filing on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR).

12.          Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.          No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series B Preferred Stock shall have no other rights, privileges or preferences with respect to the Series B Preferred Stock.

14.          Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation means United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” means calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 12

15.          Miscellaneous.

15.1          Cancellation of Series B Preferred Stock. If any shares of Series B Preferred Stock are redeemed pursuant to the terms of this Designation, the shares so redeemed shall be canceled and shall return to the status of designated, but unissued Series B Preferred Stock, subject to the terms of this Designation.

15.2          Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation.

15.3          Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series B Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series B Preferred Stock.

15.4          Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series B Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by Applicable Law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B Preferred Stock shall be required.

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15.5          Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under Applicable Law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under Applicable Law.

——————————————————————————

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

Monaker Group, Inc.: A&R Certificate of Designation of Series B Convertible Preferred Stock	Page 14

IN WITNESS WHEREOF, the Corporation has unanimously approved and caused this “Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock” to be duly executed and approved this 7th day of January 2021.

MONAKER GROUP, INC.

/s/ William Kerby
William Kerby
Chief Executive Officer

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Annex D

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov	Filed in the Office of Secretary of State State Of Nevada	Business Number E0891542005-0
Filing Number 20201041866
Filed On 11/13/2020 2:25:00 PM
Number of Pages 17

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☐ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity:
MONAKER GROUP, INC.

	Entity or Nevada Business Identification Number (NVID):	E0891542005-0

2, Effective date and time:	For Certificate of Designation or Amendment	Date:	Time:
	to Designation Only (Optional):		(must not be later than 90 days after the certificate is filed)

3. Class or series of	The class or series of stock being designated within this filing:
stock: (Certificate of	Series C Convertible Preferred Stock
Designation only)

4. Information for	The original class or series of stock being amended within this filing:
amendment of class
or series of stock:

5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued.

☐ Certificate of Amendment to Designation- After Issuance of Class or Series

The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.

6. Resolution: Certificate of Designation and Amendment to

By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*

Designation only)	CERTIFICATE OF DESIGNATION OF MONAKER GROUP, INC. [Continued on attached pages]

7. Withdrawal:	Designation being Withdrawn:	Date of Designation:

No shares of the class or series of stock being withdrawn are outstanding.

The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *

8. Signature: (Required)	X	Date:	November 13, 2020
Signature of Officer

* Attach additional page(s) if necessary	Page 1 of 1
This form must be accompanied by appropriate fees.	Revised: 1/1/2019

CERTIFICATE OF DESIGNATION

OF

MONAKER GROUP, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES C CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Monaker Group, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, and pursuant to Section 78.1955 of the NRS, the Board of Directors, by unanimous written consent of all members of the Board of Directors on November 12, 2020, duly adopted a resolution providing for the issuance of a series of 3,828,500 shares of Series C Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.00001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series C Preferred Stock”; and

FURTHER RESOLVED, that the Series C Preferred Stock shall consist of 3,828,500 shares; and

FURTHER RESOLVED, that the Series C Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”):

1.            Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1       “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any governmental authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such governmental authority), as interpreted and enforced at the time in question, including, but not limited to the NRS.

1.2       “Approval Date” means the later of (a) the fifth (5th) Business Day after the date that all of the requirements of Shareholder Approval are met; (b) the Business Day that the Corporation has affected a reverse stock split of its outstanding Common Stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest in writing prior to the date of Shareholder Approval; (c) the date that NASDAQ has approved the continued listing of the Corporation’s Common Stock on NASDAQ following the HotPlay Combination; and (d) the HotPlay Closing.

1.3       “Axion Creditors” mean those certain debt holders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange certain debt owed to such debt holders by Axion for (a) shares of Series C Preferred Stock; and (b) the Warrants, pursuant to the Share Exchange Agreement.

1.4       “Axion Stockholders” mean those certain stockholders of Axion who are party to the Share Exchange Agreement and who have agreed to exchange Common Shares of Axion for shares of Series C Preferred Stock pursuant to the Share Exchange Agreement.

1.5       “Axion” means Axion Ventures, Inc., a British Columbia corporation whose common shares are traded on the TSX Venture exchange under the trading symbol “AXV”.

1.6       “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Weston, Florida.

1.7       “Cern One” means Cern One Limited, which is an Axion Stockholder and Axion Creditor.

1.8       “Closing Date” means the ‘Closing Date’ as defined in the Share Exchange Agreement.

1.9       “Closing of the Share Exchange Agreement” means the ‘Closing’ as defined in the Share Exchange Agreement.

1.10       “Common Stock” means the common stock, $0.00001 par value per share of the Corporation.

1.11       “Conversion Rate” shall equal one (1) share of Common Stock.

1.12       “Corporation” has the meaning given to such term in the introductory paragraph hereof.

1.13       “Distribution” means the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right or obligation of said repurchase, (ii) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) other repurchases and redemptions allowed pursuant to the terms of this Designation, or (iv) any other repurchases or redemptions of capital stock of the Corporation approved by a Majority In Interest.

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1.14       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.15       “Holder” means the person or entity in which the Series C Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series C Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such Preferred Stock Shares are legally transferred.

1.16       “HotPlay Closing” means the ‘Closing Date’ as defined in the HotPlay Share Exchange Agreement.

1.17       “HotPlay Combination” means the acquisition of HotPlay by the Corporation pursuant to the HotPlay Share Exchange Agreement.

1.18       “HotPlay Share Exchange Agreement” means that certain Share Exchange Agreement dated November 12, 2020, by and between the Corporation, HotPlay and the stockholders of HotPlay, as amended, modified and restated from time to time.

1.19       “HotPlay Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the HotPlay Share Exchange Agreement; and (b) the issuance of shares of Common Stock pursuant to the HotPlay Share Exchange Agreement; and (ii) such other terms and conditions of the HotPlay Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

1.20       “HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands company.

1.21       “Junior Securities” means each class of capital stock or series of preferred stock of the Corporation other than the Common Stock and Series C Preferred Stock in existence on or established after the Original Issue Date, which is junior to the Series C Preferred Stock in connection with distributions upon liquidation.

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1.22       “Liquidation Preference” means $2.00 per share.

1.23       “Majority In Interest” means Holders holding a majority of the then aggregate shares of Series C Preferred Stock issued and outstanding.

1.24       “NASDAQ” means The NASDAQ Capital Market.

1.25       “Original Issue Date” means the Closing Date.

1.26       “Original Issue Price” means the Liquidation Preference.

1.27       “Outstanding Series C Preferred Stock Shares” means the total number of shares of Series C Preferred Stock issued on the Original Issue Date.

1.28       “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or group.

1.29       “Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series C Preferred Stock shares.

1.30       “Principal Market” means initially NASDAQ, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.31       “Recapitalization” means any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.1 through 5.3.

1.32       “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)): “The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

1.33       “SEC” means the Securities and Exchange Commission.

1.34       “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

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1.35       “Senior Securities” means the Corporation’s capital leases as may be in place from time to time; and any other senior debt, equity or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Closing Date, or which the Corporation may agree in the future to provide priority security interests to, priority right in liquidation, or priority voting rights to, which shall not require notice to, or the approval and/or consent of the Holders.

1.36       “Series B Preferred Stock” means the Series B Convertible Preferred Stock of the Company, as amended from time to time.

1.37       “Share Exchange Agreement” means that certain Amended and Restated Share Exchange Agreement dated November 12, 2020, by and between the Corporation, the Axion Stockholders and the Axion Creditors, as amended, modified and restated from time to time.

1.38       “Shareholder Approval” means (i) the approval by the shareholders of the Corporation, as required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the Share Exchange Agreement; and (b) the issuance of shares of Common Stock upon the Conversion of the Series B Preferred Stock and Series C Preferred Stock as provided herein and upon exercise of the Warrants; and (ii) such other terms and conditions hereof or the Share Exchange Agreement as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

1.39       “Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series C Preferred Stock, but at the option of the Corporation from time to time, may also mean any successor transfer agent which the Corporation may use for its Series C Preferred Stock, including, but not limited to American Stock Transfer & Trust Company, LLC.

1.40       “Voting Shares” means (a) the Pre-Shareholder Approval Shares, divided by (b) the total number of Outstanding Series C Preferred Stock Shares, and rounded down to the nearest whole share.

1.41       “Warrants” means those certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Corporation which have been granted by the Corporation to Cern One in connection with the Closing of the Share Exchange Agreement.

2.             Dividends.

2.1       Dividends in General. The Series C Preferred Stock shall not accrue any dividends.

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2.2       Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

3.            Liquidation Rights.

3.1       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series C Preferred Stock shall be entitled to receive prior to the holders of the Corporation’s Junior Securities, and pro rata with the holders of the Corporation’s Common Stock and Series B Preferred Stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series C Preferred Stock held by them equal to the Liquidation Preference. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series C Preferred Stock, Series B Preferred Stock and Common Stock (i.e., after payment of the Corporation’s liabilities and payment to any holders of the Corporation’s Senior Securities) are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire assets of the Corporation legally available for distribution shall be distributed pro rata among the holders of the Series C Preferred Stock, Series B Preferred Stock and Common Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section and Applicable Law.

3.2       Remaining Assets. After the payment to the holders of the Series C Preferred Stock, Series B Preferred Stock and Common Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Junior Securities in proportion to the number of shares of Junior Securities held by them.

3.3       Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.            Conversion.

4.1       Conversion. On the Approval Date, each share of Series C Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by multiplying the Series C Preferred Stock shares held by such Holder, by the Conversion Rate (a “Conversion”), with such shares of Common Stock issuable upon conversion of such Series C Preferred Stock on the Approval Date rounded up to the nearest whole share of Common Stock on a per Holder basis (such shares of Common Stock issuable upon a Conversion, the “Shares”).

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 6

(a)       Following the Conversion, the Corporation shall promptly issue to each Holder all Shares of Common Stock which such Holder is due in connection with the Conversion (and promptly deliver such Shares to the address of Holder which the Corporation then has on record (a “Delivery”)). The Shares issuable in connection with a Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as Restricted Shares.

(b)       The issuance and Delivery by the Corporation of the Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series C Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series C Preferred Stock and Preferred Stock Certificates held by a Holder or his, her or its assigns.

(c)       Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (d)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Shares to reflect the cancellation of the Series C Preferred Stock subject to the Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

(d)       Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates (or such Series C Preferred Stock shares in book-entry form) hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent, including, but not limited to the delivery to the Corporation of all Preferred Stock Certificates and stock powers with medallion signature guaranty in connection with the Cancellation.

(e)       In the event that the Delivery of any Shares is unsuccessful and/or any Holder fails to accept such Shares, such Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Shares, provided that the Holder’s failure to accept such Shares and/or the Corporation’s inability to Deliver such shares shall in no event effect the validity of the Cancellation.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 7

4.2       Fractional Shares. If any Conversion of Series C Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series C Preferred Stock being converted pursuant to the Conversion), such fractional share shall be rounded up to the nearest whole share of Common Stock.

4.3       Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series C Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series C Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.4       No Charge or Payment. The issuance of certificates for shares of Common Stock upon Conversion of the Series C Preferred Stock pursuant to Section 4 shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof.

4.5       No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of any securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the Holders of Series C Preferred Stock against impairment. Subject to the above noted limitation, nothing in this Section 4.6 shall prohibit the Corporation from amending its Articles of Incorporation, as amended, subject to any restrictions set forth herein, with the requisite consent of its shareholders and the Board of Directors.

4.6       Cap on Shares of Common Stock. Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein, shall not exceed such number of shares of Common Stock that would violate applicable listing rules of NASDAQ in the event the Corporation’s shareholders do not approve the issuance of the Common Stock issuable in connection with a Conversion (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ), or otherwise as provided herein (the “Share Cap”). In the event the number of shares of Common Stock to be issued hereunder (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock pursuant to the applicable rules and requirements of NASDAQ) in connection with a Conversion or otherwise, exceeds the Share Cap, then such shares of Series C Preferred Stock which if converted would result in the Corporation exceeding the Share Cap shall remain outstanding and not be subject to a Conversion, provided that the remaining shares shall be subject to Conversion as provided for herein.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 8

5.               Adjustments For Recapitalizations.

5.1       Equitable Adjustments For Recapitalizations. The (a) Liquidation Preference (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Rate (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization; or (ii) the Board of Directors of the Corporation determine in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations (collectively Sections (c)(i) and (ii), the “Other Equitable Adjustable Provisions”), shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

5.2       Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series C Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series C Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3       Adjustments for Subdivisions or Combinations of Series C Preferred Stock. In the event the outstanding shares of Series C Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series C Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Series C Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series C Preferred Stock, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted; provided, however, that the result of any concurrent adjustment in the Common Stock (as provided under Section 5.2) and the Series C Preferred Stock (as provided under Section 5.3) shall only be to affect the equitable adjustable provisions hereof once.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 9

5.4       Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above, if the Common Stock issuable upon Conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series C Preferred Stock shall have the right thereafter to convert such shares of Series C Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon Conversion of such Series C Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

5.5       Other Adjustments. Subject to the prior written consent of a Majority In Interest, the Board of Directors of the Corporation may adjust equitably, and shall have the right to adjust equitably, any or all of the Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determine in their reasonable good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

5.6       Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 10

6.             Voting.

6.1       Class Voting. Except as otherwise expressly provided in Section 7, subsection (iv) of the definition of Distribution, or as required by law, the Series C Preferred Stock shall not have any voting rights.

6.2       No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.             Protective Provisions.

7.1       General Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence (subject to the terms, conditions and approval requirements of the Holders (where applicable), set forth in this Designation), so long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest:

(a)       Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series C Preferred Stock;

(b)       Re-issue any shares of Series C Preferred Stock converted pursuant to the terms of this Designation;

(c)       Effect an exchange, reclassification, or cancellation of all or a part of the Series C Preferred Stock;

(d)       Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series C Preferred Stock;

(e)       Issue any shares of Series C Preferred Stock other than pursuant to the Share Exchange Agreement;

(f)       Alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock in any material respect as compared to holders of other series of shares.

8.             Redemption Rights. The Series C Preferred Stock shall not have any redemption rights.

9.             Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission or email, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, William Kerby, Chief Executive Officer, 2893 Executive Park Drive, Suite 201, Weston, FL 33331, Email: William Kerby, bkerby@monakergroup.com, or such other address as the Corporation shall notify the Holders of at least ten (10) Business Days prior to the effective date of such change in record address, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

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10.             No Preemptive Rights. No Holder shall have the right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.             Reports. The Corporation shall mail to all holders of Series C Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock which materials may, at the option of the Corporation, be provided to such Holders via email, which email will be deemed sufficient notice if it provides a link to the applicable Corporation filing on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR).

12.             Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series C Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series C Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series C Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series C Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.       No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series C Preferred Stock shall have no other rights, privileges or preferences with respect to the Series C Preferred Stock.

14.       Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation means United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” means calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 12

15.           Miscellaneous.

15.1       Cancellation of Series C Preferred Stock. If any shares of Series C Preferred Stock are redeemed pursuant to the terms of this Designation, the shares so redeemed shall be canceled and shall return to the status of designated, but unissued Series C Preferred Stock, subject to the terms of this Designation.

15.2       Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series C Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation.

15.3       Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series C Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series C Preferred Stock.

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 13

15.4       Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series C Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series C Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by Applicable Law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series C Preferred Stock shall be required.

15.5       Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under Applicable Law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under Applicable Law.

——————————————————————————

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

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[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has unanimously approved and caused this “Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Convertible Preferred Stock” to be duly executed and approved this 12th day of November.

MONAKER GROUP, INC.

/s/ William Kerby
William Kerby
Chief Executive Officer

Monaker Group, Inc.: Certificate of Designation of Series C Convertible Preferred Stock	Page 16

Annex E

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: A-1	Number of Shares: 1,914,250
Warrant Date: November 16, 2020

MONAKER GROUP, INC.
COMMON STOCK PURCHASE WARRANT

1.            Issuance. For value received, the receipt of which is hereby acknowledged by Monaker Group, Inc., a Nevada corporation (the “Company”), Cern One Limited, or registered assigns (the “Holder”), is hereby granted the right to purchase, at any time after the Vesting Date, and until the close of business on the second anniversary of the Vesting Date (the “Expiration Date”), 1,914,250, subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), at an exercise price of $2.00 per share (the “Exercise Price”). The “Vesting Date” shall be the later of (i) the Approval Date; and (ii) the earlier of (a) the date that the Axion Debt (as such term is defined in the Amended and Restated Share Exchange Agreement which this Common Stock Purchase Warrant forms Exhibit A to, as amended from time to time (the “Exchange Agreement”), by and between Monaker Group, Inc., and certain stockholders and creditors of Axion Ventures, Inc. (“Axion”)) is fully repaid, provided that such Axion Debt is fully paid within twelve (12) months of the Warrant Date above; and (b) the date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion, provided that such rights are obtained within twelve (12) months of the Warrant Date above. “Approval Date” is defined in that certain designation of the Series B Convertible Preferred Stock of the Company filed with the Secretary of State of Nevada (as amended from time to time, with the consent of the Holder).

2.            Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with (a) payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, or (b) pursuant to a cashless exercise as descried below in Section 3, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole or in part after the Vesting Date. On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

3.            Cashless Exercise. If at any time the Holder proposes to exercise this Warrant or any portion hereof after the Vesting Date, and the Closing Sales Prices (as defined below) is more than the Exercise Price, then this Warrant may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of shares of Common Stock upon exercise hereof equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the Closing Sales Prices on the five (5) Trading Days immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” (the “Closing Sales Prices”) as set forth in the applicable Exercise Notice;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of the applicable portion of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

For the purposes of this Section 3:

“Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” market maintained by OTC Market Group, in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined in the reasonable discretion of the Board of Directors of the Company.

“Principal Market” means initially The Nasdaq Capital Market, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

4.            No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

5.            Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the “Warrant Shares”). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6.            Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

7.            No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

8.            Effect of Certain Transactions.

8.1       Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

8.2       Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event.

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

9.             Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

10.            Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

 If to the Company, to:

Monaker Group, Inc.

Attn: ______________________
____________________________

___________________________

Email: ______________________

 If to the Holder, to its address appearing on the Company’ records.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

11.            Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

12.             Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Florida or in the federal courts located in Broward County, Florida. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

13.            Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14.            Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

15.            Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

16.             Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of the page intentionally left blank; signature page follows.]

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Date set forth above.

COMPANY: MONAKER GROUP, INC. By: /s/ Bill Kerby Name: Bill Kerby Title: CEO HOLDER: CERN ONE LIMTED By: /s/ Nithinan Boonyawattanapisut
Name: Nithinan Boonyawattanapisut Title: Sole Director

Monaker Group, Inc.

Common Stock Purchase Warrant A-1

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant [________] issued by Monaker Group, Inc., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies shall be made as follows (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 3, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be
registered:___________________________

Annex F

January 12, 2021

Board of Directors of Monaker Group, Inc.

2893 Executive Park Drive - Suite 201

Weston, Florida 33331

RE: Fairness Opinion - The Monaker Group, Inc. Proposed Acquisition

Dear Members of the Board:

The Monaker Group, Inc. a Nevada Corporation (the “Company”) and the Members of the Board of Directors (the “Board of Directors”) of the company have engaged Lehrer Financial and Economic Advisory Services (“Lehrer Financial and Economic Advisory Services” or “Lehrer”) to serve as an independent financial advisor to the Board of Directors to provide an opinion (the “Opinion”), as to the Fairness, from a financial point of view, to the stockholders of the Company in regards to a proposed transaction involving the Company, Hotplay Enterprise Limited, a British Virgin Islands company (“HotPlay”), which owns interests in HotPlay (Thailand) Company Limited, and the stockholders of HotPlay, as well as shareholders of other entities or individuals represented by Nithinan Boonyawattanapisut, Cern One Limited, a British Virgin Islands Company (“Cern One”), and other entities holding shares of Axion Ventures, Inc., a British Columbia corporation (“Axion”), concerning – a) the possible acquisition of 100% of the outstanding shares of Hotplay from the present Hotplay stockholders, and b) the possible acquisition of shares representing approximately 33% of Axion, each as described in further detail below (collectively, the “Proposed Transaction”).

Description of the Proposed Transaction

On July 23, 2020, the Company entered into (a) a Share Exchange Agreement (as amended from time to time, the “HotPlay exchange agreement”) with HotPlay and the stockholders of HotPlay (the “HotPlay stockholders”); and (b) a Share Exchange with certain stockholders holding shares of Axion (“Axion stockholders”) and certain debt holders holding debt of Axion (the “Axion creditors”), each dated as of July 21, 2020.

The HotPlay stockholders, pursuant to the terms of such HotPlay exchange agreement, and the closing conditions described in such agreement, have agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 52,000,000 shares of the Company’s restricted common stock (as adjusted for stock splits occurring prior to the closing of the HotPlay share exchange (the “closing” and the “HotPlay shares”).

F-1

On November 12, 2020, Monaker, Axion, the Axion stockholders and Axion creditors entered into an Amended and Restated Share Exchange Agreement (as amended and restated from time to time, the “Axion exchange agreement” and the transactions contemplated thereby, the “Axion share exchange”, and collectively with the HotPlay exchange agreement, the “exchange agreements” and the transactions contemplated therein, the “share exchanges”). Pursuant to the Axion exchange agreement which closed on November 16, 2020, (a) the Axion stockholders (including Cern One)), exchanged ordinary shares of Axion equal to 33.85% of the outstanding common shares of Axion, in consideration for 10,000,000 shares of newly designated shares of Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, into an aggregate of 7,417,700 shares of Monaker common stock; and (b) the Axion creditors exchanged debt of Axion in the aggregate amount of $7,657,024 (the “Axion Debt”), for (i) 3,828,500 shares of newly designated shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events, including the approval of such issuances by the stockholders of the Company, on a one-for-one basis; and (ii) a warrant, granted to Cern One, to purchase 1,914,250 shares of the Company’s common stock (the “Creditor Warrants”), which is only exercisable upon the occurrence of certain events, including the approval of such issuance by the stockholders of the Company. The automatic issuance of shares of common stock of Monaker upon the conversion of the Series B Preferred Stock and Series C Preferred Stock, is defined herein as the “Axion preferred conversion.”

Although such Series B Shares, Series C Shares and Creditor Warrants were issued and granted on the Closing Date, such Series B Shares and Series C Shares are not convertible into common stock of the Company, and such Creditor Warrants are not exercisable for shares of common stock of the Company, until such time, if ever, as the issuance of such shares of common stock have been approved by the shareholders of the Company pursuant to the rules and requirements of the NASDAQ Capital Market, as discussed in greater detail under the terms of the Series B Preferred Stock and Series C Preferred Stock.

The Creditor Warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The Axion Creditor Warrants vest on the later of (a) the date that the Series B Preferred Stock and Series C Preferred Stock converts into common stock of the Company and the earlier of (a) the date the Axion Debt is fully repaid by Axion or (ii) the date that the Company obtains 51.0% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur prior to November 16, 2021, or the Axion Creditor Warrants will terminate (as applicable, the “Vesting Date”).

Scope of Analysis

In connection with this Opinion, Lehrer has made such reviews, analyses and inquiries as it has deemed necessary and appropriate to render this Opinion. Lehrer also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Lehrer’s procedures, investigations, and financial analysis with respect to the preparation of this Opinion described above and performing its related financial analyses, Lehrer, among other things, reviewed:

•	The exchange agreements and related ancillary documents, including:
o	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020
o	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020
o	Second Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated November 12, 2020
o	Third Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated January 6, 2021
o	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020
o	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020
o	Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of November 12, 2020
o	First Amendment to Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of January 6, 2021
o	Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020
o	Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020

o	Amended and Restated Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on January 8, 2021
o	Common Stock Purchase Warrant dated November 16, 2020 (exercisable upon certain events for 1,914,250 shares of common stock and granted to Cern One Limited)
•	The terms of the share exchanges, the consideration to be paid in the share exchanges, and the related transactions were determined through arm’s length negotiations between Monaker, HotPlay, the HotPlay stockholders, Axion stockholders and Axion creditors, and were approved unanimously by Monaker’s Board of Directors. Lehrer did not determine the consideration to be paid by Monaker in connection with the share exchanges.

•	Generally available data on Monaker as filed with the SEC and made available to the general public via the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR);

•	Monaker’s Annual Report on Form 10-K for the year ended February 29, 2020, as filed on EDGAR;

•	Monaker’s Annual Report on Form 10-KA (Amendment No. 1), for the year ended February 29, 2020, as filed on EDGAR;

•	General information regarding Monaker as set forth on Monaker’s website (www.monakergroup.com);

•	Key statistical information and pricing data on the Monaker’s common stock for the past calendar year, as reported on Yahoo Finance;

•	The letter of intent dated June, 5, 2020, by and between Monaker (William Kerby, CEO), Hotplay (Todd Bonner, Founder) and Axion (Nithinan Boonyawattanapisut shareholder);

•	Various general financial and economic data, such as, but not limited to, interest rates, and an analysis that effects the overall ability of Monaker to function and restructure in the United States;

•	Such other studies, analyses, inquiries, information and investigations as Lehrer deemed appropriate for the purpose of this opinion; and

•	The historical trading price and trading volume of the Company’s common stock and other common stock pricing.

Lehrer also (a) had discussions regarding the information referred to above and the background and other elements of the Proposed Transaction, with the Company and certain Members of the Board of Directors and their representatives (b) performed certain comparative analyses of selected similar organizations that Lehrer deemed relevant; and (c) performed such other analyses and considered such other factors as Lehrer deemed appropriate for the purposes of rendering this opinion.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Lehrer, with the Company’s consent:

1.	Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the Company and its management and representatives, the Board of Directors and its representatives, and did not independently verify such information;
2.	Relied upon the fact that the Board of Directors and its subcommittees and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;
3.	Assumed that information supplied and representations made by Company management and the Board of Directors are substantially accurate regarding the Company, the Company, Axion and HotPlay and the Proposed Transaction;
4.	Assumed that the representations and warranties made in the exchange agreements are substantially accurate;
5.	Assumed that the final versions of all documents reviewed by Lehrer in draft form conform in all material respects to the drafts reviewed;
6.	Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, stock price, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Lehrer, and that there is no information or facts that would make the information reviewed by Lehrer incomplete or misleading;
7.	Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Agreement without any undisclosed amendments thereto or any waivers of any terms or conditions thereof; and
8.	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Lehrer’s analysis and in connection with the preparation of this Opinion, Lehrer has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

Lehrer has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Lehrer disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Lehrer after the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Company, Axion or HotPlay or the Proposed Transaction.

Lehrer Financial and Economic Advisory Services did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Lehrer has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Company, or any alternatives to the Proposed Transaction, (ii) negotiate the terms of the Proposed Transaction, and therefore, Lehrer has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Agreement and the Proposed Transaction, or (iii) advise the Board of Directors or any other party with respect to alternatives to the Proposed Transaction. Lehrer is not expressing any opinion as to the market price or value of the Company’s common stock (or anything else) after the announcement or the consummation of the Proposed Transaction. Lehrer has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Lehrer is not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s officers, directors, or employees, or any class of such persons, or with respect to the fairness of any such compensation.

This Opinion only address the fact that the Proposed Transaction was fair and equitable to the Company and its shareholders and (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction, (ii) does not address any transaction related to the Proposed Transaction, (iii) is not a recommendation as to how the Board of Directors or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the exchange ratio of the share exchanges is the best possibly attainable under any circumstances. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Lehrer to any party.

This Opinion is for the information of the Members of the Board of Directors of the Company and may be relied upon by the Board of Directors, but is not intended to, and it does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, for any other purpose without Lehrer’s prior written consent, except to the extent specifically permitted in this paragraph. This Opinion may be included in its entirety in any proxy statement distributed to shareholders of the Company in connection with the Proposed Transaction or other documents required by law or regulation to be filed with the Securities and Exchange Commission (SEC), and you may summarize or otherwise reference the existence of this Opinion in such documents, provided that any such summary or reference language shall be in a form reasonably acceptable to Lehrer and its counsel. Except as described above, without our prior consent, this Opinion may not be quoted from or referred to, in whole or in part, in any written document or used for any other purpose.

This Opinion is solely that of Lehrer, and Lehrer’s liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Lehrer and the Board of Directors of the Monaker Group dated June 29, 2020.

Conclusion

Based upon and subject to the foregoing, Lehrer is of the opinion that as of the date hereof, the Proposed Transaction is fair and equitable from a financial point of view to the shareholders of the Monaker Group, Inc. (without giving effect to any impact of the Proposed Transaction on any particular shareholder other than in its capacity as a shareholder).

Annex G

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Monaker Group, Inc. [E0891542005-0]

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of Corporation is amended to read as follows:

“1. Name of Corporation. The Name of the corporation is Nextplay Technologies, Inc.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______________

4. Effective date of filing: ______________ (optional)

X ______________

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 1-5-15

G-1

Annex H

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Monaker Group, Inc. [E0891542005-0]

2. The articles have been amended as follows: (provide article numbers, if available)

Section 1. Capital Stock is deleted and replaced in its entirety with the attached (which shall have no effect on any previously designated series of preferred stock).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______________

4. Effective date of filing: ______________ (optional)
X ______________

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 1-5-15

Section 1. Capital Stock is deleted and replaced in its entirety with the following (which shall have no effect on any previously designated series of preferred stock):

“Section 1. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Six Hundred Million (600,000,000) of which Five Hundred Million (500,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

a.	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

b.	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

c.	The amount payable upon shares in the event of voluntary or involuntary liquidation;

d.	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

e.	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

f.	Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,

g.	Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holder of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payments, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to received, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every  [1 to 5, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [1 to 5, depending on the final ratio approved by the Board of Directors]  subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock or the par value thereof as set forth above in Section 1.”

Annex I

by

MONAKER GROUP, INC.

2021 EQUITY INCENTIVE PLAN

2021 Equity Incentive Plan

Monaker Group, Inc.

MONAKER GROUP, INC.

2021 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1.            This 2021 Equity Incentive Plan of Monaker Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2.            Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3.            The Company’s Board of Directors adopted the Plan on January 5, 2021, subject to stockholder approval (the “Adoption Date”). This Plan shall be subject to stockholder approval and shall not become effective until approved by stockholders. The date of such stockholder approval shall be defined as the “Effective Date”. Stockholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4.            The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5.            Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1.            “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2.            “Adoption Date” has the meaning given to such term in Section 1.3.

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2.3.            “Administrator” means the Board or a Committee.

2.4.            “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5.            “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.6.            “Available Shares” means the sum of (i) 15% of the total shares of Common Stock of the Company outstanding immediately following the Closing and Preferred Conversion, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2030 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year, (B) five million (5,000,000) shares of Common Stock (which shall not be adjusted in connection with the Closing Reverse); and (C) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.7.            “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8.            “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9.            “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10.        “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.11.        “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

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2.12.        “Closing” means the closing of the transactions contemplated by the Exchange Agreement.

2.13.        “Closing Reverse” means any reverse stock split of the Company’s Common Stock affected by the Company prior to the Closing pursuant to the terms of the Exchange Agreement.

2.14.        “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.15.        “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.16.        “Common Stock” means the Company’s common stock.

2.17.        “Company” means Monaker Group, Inc., a Nevada corporation.

2.18.        “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.19.        “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.20.        “Director” means a member of the Board of Directors of the Company.

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2.21.        “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.22.        “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.23.        “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.24.        “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.25.        “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.26.        “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.27.        “Exchange Agreement” means that certain Share Exchange Agreement, dated as of July 23, 2020, by and among the Company, HotPlay, and the stockholders of HotPlay, as amended by the first amendment thereto dated October 23, 2020, and entered into by the parties on October 28, 2020, the second amendment thereto dated November 12, 2020, and the third amendment thereto dated January 6, 2021, as it may be further amended from time to time in accordance with its terms

2.28.         “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.28.1              If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.28.2              If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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2.28.3              In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.28.4              The Administrator may also adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.29.        “Grant Date” means, as to any Award, the latest of:

2.29.1              the date on which the Administrator authorizes the grant of the Award; or

2.29.2              the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.29.3              such other date (later than the dates described in 2.29.1 and 2.29.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.30.        “HotPlay” means HotPlay Enterprise Limited, a British Virgin Islands corporation.

2.31.        “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.32.        “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.33.        “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.34.        “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.35.        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

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2.36.        “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.37.        “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.38.        “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.39.        “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.40.        “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.41.        “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.42.        “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.43.        “Plan” means this Monaker Group, Inc. 2021 Equity Incentive Plan, as it may be amended from time to time.

2.44.        “Preferred Conversion” means the conversion of those shares of the Company’s Series B Convertible Preferred Stock and Series C Convertible Preferred Stock outstanding on the Effective Date, into Common Stock, pursuant to their terms.

2.45.        “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.46.        “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

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2.47.        “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.48.        “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.49.        “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.50.        “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.51.        “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.52.        “Stock Exchange” means any stock exchange or consolidated stock price reporting system (including, but not limited to NASDAQ) on which prices for the Common Stock are quoted at any given time, and shall initially mean The NASDAQ Capital Market.

2.53.        “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.54.        “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.55.        “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.56.        “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

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ARTICLE III.
ADMINISTRATION

3.1.            The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2.            The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1                If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2                The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

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3.2.3                In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3.            Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4.            Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1                For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2                If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

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3.4.3                For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4                The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5.            Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6.            In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act on Form S-8, no registered shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); and (b) except where such persons provide bona fide services to the Company; and no such registered shares shall be issuable (i) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (ii) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7.            The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8.            Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.9.            The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10.        No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11.        The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12.        Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

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ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1                Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2                The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3                An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i)    as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)   as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii)  and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4                The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

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4.1.5                No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

4.1.6                The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2.            The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.3.            Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.4.            Subject to the limitations of Section 3.4, and notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan is 50,000,000 shares (the “ISO Limit”) (which shall not be adjusted in connection with the Closing Reverse).

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1                Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

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5.1.2                The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3                A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2.            The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1.            Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2.            Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

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6.3.            Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4.            The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5.            The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6.            The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7.            The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

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6.8.            Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option granted under the Plan without the approval of the stockholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the Plan, or (2) reduce the exercise price below the Fair Market Value of the Company’s Common Stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

6.9.            In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2.            The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1                the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2                the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

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7.2.3                the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4                whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5                whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6                whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3.            Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4.            In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5.            Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6.            Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

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7.7.            Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.
STOCK AWARDS

8.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2.            For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3.            Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.
PERFORMANCE SHARES

9.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

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9.2.            The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1                the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2                the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3                the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4                the form of settlement of a Performance Share.

9.3.            At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4.            Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5.            Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

9.6.            In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7.            The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

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9.8.            Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1.        Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1              all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2              all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)    all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)   the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)  the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)  upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3              all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

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10.2.        Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3.        After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1.        Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

11.1.1              materially alter the group of persons eligible to participate in the Plan;

11.1.2              except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3              alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

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11.2.        No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1              annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2              convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3.        If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.
SECURITIES MATTERS AND REGULATIONS

12.1.        Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

12.2.        Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3.        In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

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ARTICLE XIII.
SECTION 409A OF THE CODE

13.1.        Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

13.2.        With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.
MISCELLANEOUS PROVISIONS

14.1.        Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

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14.2.        The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3.        The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4.        Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

14.5.        This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

14.6.        Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7.        If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8.        The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9.        The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

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14.10.    If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.11.    Compliance with other laws.

14.11.1            For Reporting Persons:

(i)    the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)   all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)  any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2            If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3            Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12.    In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

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14.13.    Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14.    The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15.    Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16.    Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

14.17.    The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18.    A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

14.19.    Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20.    Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21.    Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

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FORM OF PROXY

(SEE ATTACHED)

MONAKER GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – APRIL 7, 2021 AT 9 AM EASTERN STANDARD TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Monaker Group, Inc. (the “Company”, “Monaker” or “we”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around March 4, 2021, and hereby appoints William Kerby and Sirapop “Kent” Taepakdee (the “Proxies”) or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of stockholders of the Company, to be held on April 7, 2021, at 9am eastern standard time (subject to postponement(s) or adjournment(s) thereof), virtually via live audio webcast at https://agm.issuerdirect.com/mkgi (please note this link is case sensitive), and at any adjournment or postponement  thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/MKGI
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF MONAKER GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR	AGAINST	ABSTAIN
	Approval of (a) the issuance of shares of Monaker common stock, pursuant to the terms of the share exchange agreement between Monaker, HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (as the same may be amended, the “HotPlay exchange agreement”), in an amount necessary to complete the HotPlay share exchange and the other transactions contemplated by the HotPlay exchange agreement, (b) the HotPlay exchange agreement, and (c) the other transactions contemplated by the HotPlay exchange agreement.	☐	☐	☐
Proposal 2		FOR	AGAINST	ABSTAIN
	Approval of the issuance of shares of our common stock upon conversion of our 10,000,000 outstanding shares of Series B Convertible Preferred Stock and our 3,828,500 outstanding shares of Series C Convertible Preferred Stock, and upon exercise of the common stock purchase warrant to purchase 1,914,250 shares of common stock, each previously issued and granted pursuant to the terms of the Amended and Restated Axion Share Exchange Agreement dated November 12, 2020, by and between Monaker and certain creditors and debtors of Axion Ventures, Inc. (as the same may be amended, the “Axion exchange agreement”), and ratification of (a) the Axion exchange agreement; and (b) the other transactions contemplated by the Axion exchange agreement.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN	CONTROL ID:
	Approve and authorize the Board of Directors of the Company to file a Certificate of Amendment to the Company’s Articles of Incorporation, to affect a name change of the Company to “Nextplay Technologies, Inc.”	☐	☐	☐	REQUEST ID:
Proposal 4		FOR	AGAINST	ABSTAIN

	Authorization and approval of the board of directors of Monaker to affect a reverse stock split of Monaker’s outstanding common stock in a ratio of between and including one-for-one and one-for-five, in their sole discretion, as mutually agreed to between Monaker and HotPlay, prior to the effectiveness of the HotPlay share exchange.	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to adopt our 2021 Equity Incentive Plan and the material terms thereof.	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Proposal Nos. 1 through 6.

MARK HERE FOR ADDRESS CHANGE ☐  New Address (if applicable):

____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)